UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 4603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John C. Bjork, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7005 Date of fiscal year end: December 31
Date of reporting period:  June 30, 2005


Item 1. Report to Stockholders
------------------------------


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Thrivent Series Fund, Inc.

Semiannual Report
June 30, 2005

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23572SAR N7-05

Table of Contents

President's Letter                                            1

Economic and Market Overview                                  2

Portfolio Perspectives
Thrivent Technology Portfolio                                 4
Thrivent Partner Small Cap Growth Portfolio                   6
Thrivent Partner Small Cap Value Portfolio                    8
Thrivent Small Cap Stock Portfolio                           10
Thrivent Small Cap Index Portfolio                           12
Thrivent Mid Cap Growth Portfolio                            14
Thrivent Mid Cap Growth Portfolio II                         16
Thrivent Mid Cap Stock Portfolio                             18
Thrivent Mid Cap Index Portfolio                             20
Thrivent Partner International Stock Portfolio               22
Thrivent Partner All Cap Portfolio                           24
Thrivent Large Cap Growth Portfolio                          26
Thrivent Large Cap Growth Portfolio II                       28
Thrivent Partner Growth Stock Portfolio                      30
Thrivent Large Cap Value Portfolio                           32
Thrivent Large Cap Stock Portfolio                           34
Thrivent Large Cap Index Portfolio                           36
Thrivent Real Estate Securities Portfolio                    38
Thrivent Balanced Portfolio                                  40
Thrivent High Yield Portfolio                                42
Thrivent High Yield Portfolio II                             44
Thrivent Income Portfolio                                    46
Thrivent Bond Index Portfolio                                48
Thrivent Limited Maturity Bond Portfolio                     50
Thrivent Mortgage Securities Portfolio                       52
Thrivent Money Market Portfolio                              54
New Portfolio Tables                                         56

Shareholder Expense Example                                  57

Schedules of Investments
Thrivent Aggressive Allocation Portfolio                     60
Thrivent Moderately Aggressive Allocation Portfolio          61
Thrivent Moderate Allocation Portfolio                       62
Thrivent Moderately Conservative Allocation Portfolio        63
Thrivent Technology Portfolio                                64
Thrivent Partner Small Cap Growth Portfolio                  67
Thrivent Partner Small Cap Value Portfolio                   71
Thrivent Small Cap Stock Portfolio                           74
Thrivent Small Cap Index Portfolio                           79
Thrivent Mid Cap Growth Portfolio                            88
Thrivent Mid Cap Growth Portfolio II                         93
Thrivent Partner Mid Cap Value Portfolio                     98
Thrivent Mid Cap Stock Portfolio                            100
Thrivent Mid Cap Index Portfolio                            104
Thrivent Partner International Stock Portfolio              110
Thrivent Partner All Cap Portfolio                          114
Thrivent Large Cap Growth Portfolio                         117
Thrivent Large Cap Growth Portfolio II                      121
Thrivent Partner Growth Stock Portfolio                     125
Thrivent Large Cap Value Portfolio                          128
Thrivent Large Cap Stock Portfolio                          131
Thrivent Large Cap Index Portfolio                          135
Thrivent Real Estate Securities Portfolio                   142
Thrivent Balanced Portfolio                                 145
Thrivent High Yield Portfolio                               165
Thrivent High Yield Portfolio II                            173
Thrivent Income Portfolio                                   181
Thrivent Bond Index Portfolio                               187
Thrivent Limited Maturity Bond Portfolio                    199
Thrivent Mortgage Securities Portfolio                      205
Thrivent Money Market Portfolio                             207

Statement of Assets and Liabilities                         212

Statement of Operations                                     218

Statement of Changes in Net Assets                          224

Notes to Financial Statements                               230

Financial Highlights
Thrivent Aggressive Allocation Portfolio                    246
Thrivent Moderately Aggressive Allocation Portfolio         246
Thrivent Moderate Allocation Portfolio                      246
Thrivent Moderately Conservative Allocation Portfolio       246
Thrivent Technology Portfolio                               246
Thrivent Partner Small Cap Growth Portfolio                 246
Thrivent Partner Small Cap Value Portfolio                  246
Thrivent Small Cap Stock Portfolio                          246
Thrivent Small Cap Index Portfolio                          246
Thrivent Mid Cap Growth Portfolio                           248
Thrivent Mid Cap Growth Portfolio II                        248
Thrivent Partner Mid Cap Value Portfolio                    248
Thrivent Mid Cap Stock Portfolio                            248
Thrivent Mid Cap Index Portfolio                            248
Thrivent Partner International Stock Portfolio              248
Thrivent Partner All Cap Portfolio                          248
Thrivent Large Cap Growth Portfolio                         250
Thrivent Large Cap Growth Portfolio II                      250
Thrivent Partner Growth Stock Portfolio                     250
Thrivent Large Cap Value Portfolio                          250
Thrivent Large Cap Stock Portfolio                          250
Thrivent Large Cap Index Portfolio                          250
Thrivent Real Estate Securities Portfolio                   250
Thrivent Balanced Portfolio                                 250
Thrivent High Yield Portfolio                               252
Thrivent High Yield Portfolio II                            252
Thrivent Income Portfolio                                   252
Thrivent Bond Index Portfolio                               252
Thrivent Limited Maturity Bond Portfolio                    252
Thrivent Mortgage Securities Portfolio                      252
Thrivent Money Market Portfolio                             252

Additional Information                                      254

Supplements to the Prospectus                               257


[PHOTO OMITTED: PAMELA J. MORET]


Dear Member:

We are pleased to provide you with the Thrivent Series Fund, Inc. Semiannual Report for the six-month period ended June 30, 2005. In this report, you will find detailed information about the Thrivent Series Fund, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable portfolio and period. In addition, Russell Swansen, Thrivent Financial for Lutheran's chief investment officer, summarizes the overall market and economic environment over the past six months.

In previous letters, I have emphasized our commitment to operating with integrity, delivering consistent, long-term performance, and providing members with enhanced product offerings. Consistent with these goals is our introduction of five new investment options within the Thrivent Series Fund*--which are aimed at helping you to advance your investment strategy through added diversification and refined asset allocation.

Smart, simple investment solutions

We understand the importance of designing products around members' needs, affordability, relevancy and long-term value. It's our pleasure to introduce four new Thrivent Asset Allocation Portfolios that provide simple investment solutions with the added benefits of time-tested principles, such as allocation, diversification and reallocation--all within in a single portfolio that caters to various risk temperments.

Thrivent Asset Allocation Portfolios include:

* Thrivent Aggressive Allocation Portfolio

* Thrivent Moderately Aggressive Allocation Portfolio

* Thrivent Moderate Allocation Portfolio

* Thrivent Moderately Conservative Allocation Portfolio

Each is a fully diversified portfolio that invests in a variety of specific portfolios and represents a wide variety of asset classes, investment styles and money managers. The Portfolios undergo quarterly analysis and oversight provided by a group of seasoned investment professionals on the Thrivent Investment Strategy Committee. The
Portfolio's asset class weightings and allocations are evaluated quarterly and adjusted as needed, based on the Committee's market assessment and outlook.

A well-known study titled "Determinants of Portfolio Performance" by Brinson, Hood and Beebower** indicated that a portfolio's performance depends considerably more on asset allocation (that is, how assets are divided) and less on the individual investment selected. Specifically, asset allocation accounted for 93.6% of the studied portfolio's performance versus 2.5% from investment selection and 1.7% from market timing. And the investment industry at large seems to agree that asset allocation is of major importance to investors--in the past four years, the number of asset allocation products has doubled and assets are up 123%***.

One additional Thrivent Portfolio

In addition to the Asset Allocation Portfolios, we are introducing the Thrivent Partner Mid Cap Value Portfolio. This portfolio is designed to provide you and your Thrivent Financial representative with more choice and opportunity for even greater diversification. This "partner" portfolio will be managed by Goldman Sachs -- a leading outside investment firm and a true specialist in the mid-cap value equity niche.

Learn more, revisit your strategy

Ask your Thrivent Financial representative about the four new Thrivent Asset Allocation Portfolios and an updated review of your investment strategy. As always, thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President and Director
Thrivent Series Fund, Inc.



  * Please consider the investment objectives, risks and charges and expenses of each of the five new Thrivent Portfolios carefully before investing in any of them. This and other information regarding the new Portfolios can be found in the prospectus. To obtain a fund prospectus, contact your registered representative or visit www.thrivent.com. Please read the prospectus carefully before investing.

 ** Study by Gary P. Brinson, L. Randolph Hood and Gilbert L. Beebower,
    "Determinants of Portfolio Performance," Financial Analysts Journal, January/February 1995. The study analyzed data from 91 large corporate pension plans with assets of at least $100 million over a 10-year period beginning in 1974 and concluded that asset allocation policy explained an average 93.6% of the variation in total plan return.

*** Strategic Insight and Lipper Analytical Services


Russell W. Swansen                                     June 30, 2005
Senior Vice President and
Chief Investment Officer

Economic and Market Review

Investors in U.S. and international stocks experienced modest losses overall during the six-month period ended June 30, 2005, as uncertainty about inflation, interest rates and continued economic growth persisted. Stock prices remained volatile, particularly in response to the bouncing price of oil. Bonds delivered positive total returns overall, despite continued Federal Reserve interest rate hikes.

U.S. Economy

The economy continued to expand at a healthy pace during the period. The gross domestic product (GDP) grew at a 3.8% annual rate in the first quarter--the same as the previous quarter--and it appears that second quarter growth slowed only slightly. Overall, the growth rate during the first half of 2005 appears to have been about 3.5%.

One reason for the moderating pace was a fast rise in energy prices during the period, an added expense that kept businesses and consumers from spending or investing more elsewhere. In fact, growth in manufacturing, business equipment investment, and personal consumption all slowed somewhat from the pace set in 2004.

Helping fuel the economy's expansion was a continued strong housing market. With sales of new and existing homes remaining near record levels, however, opinions differed on whether a housing bubble was forming and, if so, whether it would burst any time soon.

Employment also grew during the period, though not as fast as forecast. During the first six months of the year, employers created nearly one million jobs. In June, U.S. companies added 146,000 workers (analysts expected 200,000), dropping the unemployment rate to a four-year low of 5.0%.

Inflation & Monetary Policy

Despite higher oil prices and growing employment, measures of inflation slowed in the second half, after higher readings earlier in the year. Core inflation--without volatile energy and food prices--appears to have been well under control. Even with fast-rising energy prices, the Fed did not appear alarmed about longer-term inflation and instead continued its "measured" interest rate hikes. On June 30, it raised the fed funds rate by 0.25% to 3.25%, the ninth consecutive increase in a year.

How far the Fed will raise rates in the near future is the subject of debate by economists and market watchers. Some of them point out, however, that the board may not be able to raise rates much faster because the U.S. economy is so dependent on debt. Rates raised too fast and too high could short-circuit growth, they say.

Equity Performance

U.S. stocks continued to struggle through the high-volatility, sideways pattern seen during much of 2004. Although corporate profits made solid gains, investors paid more heed to concerns about oil prices, the Fed and interest rates, Iraq, and a potentially overheating housing market. Another positive indicator was a continued increase in merger and acquisition activity from late 2004. The number of initial public offerings also rose during the period.

Large-cap stocks outperformed small-cap issues during the period by a not-so-large margin. The S&P 500 Index of U.S. large-cap stocks posted a -0.81% total return during the reporting period, while the Russell 2000 Index of small-cap stocks recorded a -1.25% return.

Investors continued to favor bargain-priced, dividend-paying value stocks over growth stocks, which offer prospects for stronger long-term growth. During the period, the Russell 1000 Value Index returned 1.76% while the Russell 1000 Growth Index registered a -1.72% total return. Value stocks were boosted by strong returns in the energy and utilities sectors; growth stocks were held back by underperformance in the technology and health care sectors.

One of the top equity market performers was the real estate sector, which slumped in the first quarter but recovered strongly in the second quarter. The NAREIT Index of real estate stocks posted a 6.35% total return during the period.

Foreign stocks recorded negative returns, as a strengthening dollar hurt their performance. Gains denominated in weaker euro or Japanese yen, for example, translate into fewer stronger dollars when exchanged. The MSCI Europe, Australasia, Far East (EAFE) Index posted a -0.85% total return during the period.



Fixed Income Performance

With the headwind of ongoing Fed interest rate hikes, most bond sectors offered modest total returns during the period. Yields on short-term securities rose while yields on intermediate- and longer-term bonds were static or even fell, continuing the "flattening" of the yield curve that began in early 2004. Only when Fed Chief Alan Greenspan in February referred to persistently low long-term yields as a "conundrum" did the market push such yields higher--but only temporarily.

Intermediate- and longer-term Treasury securities benefited from an investor shift to safety, while investment grade corporate bonds were more impacted by rising yields. The Lehman Brothers Aggregate Bond Index of the entire U.S. bond market posted a 2.51% total return during the period.

Also hurt by investors' renewed emphasis on quality was the high yield sector. After a long stretch of solid performance - possibly to overvalued levels - the Lehman U.S. High Yield Bond Index registered a 1.11% total return for the first half of 2005. During the period, General Motors' and Ford's debt was downgraded to below-investment-grade status as the auto makers struggled with spiraling pension and health care costs.

Outlook

We believe U.S. economic fundamentals remain positive, and that growth will continue at about 3.5% for the rest of the year. Several factors could threaten this scenario, however, including further spikes in energy prices and inflation overall, more aggressive rate hikes by the Fed, and a sharp decline in the dollar.

We think oil prices have probably peaked for awhile and will stabilize or even decline somewhat during the next year or so. Inflation overall will likely increase slowly, with prices rising between 3% and 4% in 2005. This will allow the Fed to continue its measured interest rate hikes, which we expect will cease at a fed funds rate of 4% in the near future.

Our outlook for U.S. stocks is positive as well. We keep in mind, though, that equity valuations remain higher than the historical average, and that price volatility will continue as investors sort through positive and negative economic signals.

Bond returns are likely to feel the drag of rising rates, and investors will stay sensitive to signs of inflation, a dollar decline, or a sputtering economy. With venerable names such as GM and Ford joining the ranks of junk bond issuers, investors may continue their recent "flight to quality" for at least the remainder of the year.

The economy and investment markets will likely encounter both good and bad news in the months ahead, but that's nothing new. As always, your best strategy is to work with your financial representative to create an investment plan based on your goals, diversify your portfolio, and stay focused on the long term.



Thrivent Technology Portfolio

James A. Grossman and Michael C. Marzolf, Portfolio Co-Managers

The Thrivent Technology Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The Portfolio primarily invests in technology-related industries. As a consequence, the Portfolio may be subject to greater price volatility than a Portfolio investing in a broad range of industries. These and other risks are described in the Portfolio's prospectus.





How did the Portfolio perform during the six-month period ended
June 30,2005?

The Thrivent Technology Portfolio produced a -6.39% total return, while its peer group of Lipper Inc. Science & Technology Funds produced a -6.15% median return. The Portfolio's market benchmark, the Goldman Sachs Technology Industry Composite Index, returned -5.57% during the period.

What market conditions were present during the period?

Rising energy prices, steady increases in short-term interest rates, renewed fears of heightened inflation and diminished economic growth expectations made for a choppy six-month period. As investors shifted to a more selective, slower-growth climate, the market's cyclical growth segments struggled to maintain the momentum created late in 2004. Despite improved operating results in the technology sector, pricing power was limited by excess capacity, and inventory concerns were magnified by the perceptions of a slowing economy.

In late April and May, however, as some of the uncertainty relented and sentiment improved, the markets did experience a healthy rebound.
Unfortunately, the rally proved to be short-lived as some key earnings shortfalls resurfaced lingering concerns.

What factors affected the Portfolio's performance?

The Portfolio's returns during the period were aided by its holdings in the technology hardware equipment sector. This performance was driven mainly by the computer hardware and communications equipment areas. Apple, on the strength of a continuation of share gains and the success of its Ipod[R] and MacPad[R] products, helped pace much of this performance. The Portfolio also benefited from strong returns in the communications equipment space (Motorola) and semiconductors (Intel and Invideo).

The largest hindrance to the Portfolio's performance, relative to its benchmark Lipper Inc. peer group and its market benchmark, was its underweighted position in the Internet software and services sector. Specifically, the Portfolio's relative underweighted stance in one stock -- Google, up 52 percent for the period -- comprised the majority of the discrepancy between the Portfolio and its peer group. An underweighted position and stock selection in the software sector (Ariba, Inc, SeeBeyond
Tech) also proved detrimental to the Portfolio's relative returns.

Another obstacle to stronger returns for the Portfolio was the market's response to relatively bad news in the first quarter, which tended to favor large-cap stocks. This was particularly detrimental to the Portfolio in the software and Internet sectors, where most of its holdings were smaller-cap companies.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                           79.7%
Health Care                                       4.4%
Consumer Discretionary                            2.6%
Telecommunications Services                       1.6%
Industrials                                       0.3%

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     88.6%
Collateral Held for Securities Loaned             7.7%
Short Term Investments                            3.7%


Top 10 Holdings
(% of Portfolio)

Dell, Inc.                                        4.3%
Cisco Systems, Inc.                               3.7%
Intel Corporation                                 3.6%
Apple Computer, Inc.                              3.5%
Microsoft Corporation                             3.3%
International Business
Machines Corporation                              2.4%
EMC Corporation                                   2.3%
Oracle Corporation                                2.1%
Yahoo!, Inc.                                      2.1%
QUALCOMM, Inc.                                    1.9%

Footnote reads:

These common stocks represent 29.2% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


What is your outlook?

We see ample evidence that the economy is strengthening. The question that remains to be answered, however, is when this will translate to new capital spending. We are confident that the landscape for information technology spending should show acceleration in the second half of 2005.

Two areas of focus are the digital consumer and corporate infrastructure sectors. We believe we are in the midst of a paradigm shift in the way people communicate and consume content-music, video, voice and data-which is driving consumer spending on technology and services.

Enterprises are faced with rising maintenance and management costs of IT due to increasing complexity, new regulations, and aging systems. This is driving investment in newer, more cost-effective technologies. The Portfolio is well positioned in computer hardware, semiconductors and infrastructure software to benefit from these spending trends.

Portfolio Facts

as of June 30, 2005


Net Assets                  $54,332,293           NAV            $6.79
NAV -- High+          1/3/2005 -- $7.18
NAV -- Low+          4/15/2005 -- $6.23

Number of Holdings: 130

+ For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                     From
                                                Inception
                                     1 Year      3/1/2001
----------------------------------------------------------
                                     -2.60%         -8.47%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                    Goldman Sachs
                                       Technology
                                         Industry      Consumer
                         Technology     Composite         Price
Date                      Portfolio       Index**        Index*
----------------------------------------------------------------
        March 1, 2001       $10,000       $10,000       $10,000
                 2001         8,110         8,358        10,023
                 2001        10,020         9,953        10,063
                 2001         9,570         9,556        10,108
                 2001         9,680         9,582        10,125
                 2001         8,750         8,900        10,097
                 2001         7,580         7,741        10,097
                 2001         5,920         6,176        10,142
                 2001         6,850         7,168        10,108
                 2001         7,940         8,389        10,091
                 2001         7,870         8,241        10,051
                 2002         7,740         8,232        10,074
                 2002         6,620         7,132        10,114
                 2002         7,130         7,640        10,171
                 2002         6,280         6,704        10,228
                 2002         5,956         6,431        10,228
                 2002         5,142         5,522        10,233
                 2002         4,620         4,963        10,245
                 2002         4,520         4,899        10,279
                 2002         3,776         4,025        10,296
                 2002         4,556         4,904        10,321
                 2002         5,353         5,762        10,321
                 2002         4,588         4,923        10,299
                 2003         4,601         4,879        10,344
                 2003         4,671         4,953        10,424
                 2003         4,626         4,898        10,487
                 2003         5,085         5,409        10,464
                 2003         5,609         6,012        10,447
                 2003         5,618         5,997        10,458
                 2003         5,940         6,342        10,470
                 2003         6,271         6,780        10,509
                 2003         6,103         6,681        10,544
                 2003         6,679         7,333        10,532
                 2003         6,792         7,474        10,504
                 2003         6,944         7,590        10,492
                 2004         7,226         7,946        10,544
                 2004         7,110         7,721        10,600
                 2004         6,936         7,508        10,669
                 2004         6,494         7,071        10,703
                 2004         6,815         7,463        10,766
                 2004         6,997         7,646        10,800
                 2004         6,300         6,921        10,783
                 2004         6,072         6,576        10,788
                 2004         6,315         6,804        10,811
                 2004         6,690         7,165        10,868
                 2004         7,073         7,569        10,874
                 2004         7,281         7,811        10,834
                 2005         6,850         7,294        10,857
                 2005         6,949         7,308        10,919
                 2005         6,732         7,131        11,005
                 2005         6,386         6,766        11,079
                 2005         6,985         7,381        11,067
        June 30, 2005        $6,815        $7,238       $11,073

Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[LOGOS OMITTED: TURNER INVESTMENT PARTNERS, INC. AND WESTCAP INVESTORS LLC]

Thrivent Partner
Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc. and Westcap Investors LLC

The Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Partner Small Cap Growth Portfolio posted a -4.07% return for the semiannual reporting period, underperforming the median return of -0.21% for its peer group, as represented by the Lipper Small Cap Growth Funds Category. The Portfolio performed in line with its benchmark, the Russell 2000 Growth Index, which returned -3.58% for the period.

What market conditions were present during the period?

Small-capitalization growth stocks exhibited particularly volatile results during the six months, declining in excess of 10% in the early part of the reporting period. Although the group staged a robust rally in May and June, it still produced a negative return for the entire period, slightly below returns achieved in other equity asset classes. Small- and mid-cap stocks came under significant selling pressure in the middle of the period as investors became increasingly wary of persistent increases in both oil prices and short-term interest rates along with moderating economic growth. In addition, higher interest rate risk premiums materialized in the corporate bond market, generally raising the cost of capital. This development had a particularly negative impact on smaller-cap companies.

Within the small-cap growth arena, weakness in the well-represented technology sector limited the group's advance. The energy sector provided the highest returns among domestic stocks over the period. However, the relatively low number of growth stock opportunities in energy made it difficult to participate in this sector's strength. Late in the period, traditional growth-oriented sectors staged an impressive rally, indicating that the long stretch of outperformance by value-oriented stocks may be ending.

What factors affected the Portfolio's performance?

Stock selection was the primary cause of the Portfolio's underperformance of its Lipper Inc. peer group and market benchmark; however, sector allocations were also a factor in posting below-target returns. Portfolio results were especially disappointing in the first four months of the period. The main culprits were aggressive allocations to technology stocks and more cyclically sensitive segments of the consumer markets, particularly retail. As the markets recovered later in the period, our returns were more in line with our benchmarks, but not enough to offset the lag in early 2005.

The Portfolio experienced significant weakness in consumer retail holdings such as Overstock.com and Provide Commerce, both operating as alternative retail distribution channels for consumer goods and services. ValueVision Media, an integrated direct marketing company, also produced disappointing returns. Within the technology sector, software companies Altiris and Catapult Communications were both factors in our underperformance. An above-market allocation to the group also hindered returns.

On the positive side, a position in SBA Communications in the telecommunications industry aided our returns. The Portfolio's performance also benefited from a below-index allocation to the industrials sector and good stock selection within that group. Finally, a meaningful position in Jacobs Engineering was a significant positive factor for performance during the period.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                           23.0%
Consumer Discretionary                           16.0%
Health Care                                      14.0%
Industrials                                       7.9%
Financials                                        6.9%
Energy                                            5.2%
Materials                                         1.7%
Consumer Staples                                  1.5%
Telecommunications Services                       1.0%

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     77.2%
Collateral Held for Securities Loaned            19.9%
Short Term Investments                            2.9%

Top 10 Holdings
(% of Portfolio)

Jacobs Engineering Group, Inc.                    1.1%
Affiliated Managers Group, Inc.                   1.1%
Education Management Corporation                  1.0%
Fair Isaac Corporation                            1.0%
Avocent Corporation                               0.9%
Digital Insight Corporation                       0.9%
PETCO Animal Supplies, Inc.                       0.9%
FTI Consulting, Inc.                              0.9%
Stericycle, Inc.                                  0.9%
Nabi Biopharmaceuticals                           0.8%

Footnote reads:

These common stocks represent 9.5% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



What is your outlook?

We believe investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should continue to be fairly good. Over the past several quarters, we've seen a pattern of companies exceeding Wall Street's earnings expectations. Because these expectations have been modest, our outlook calls for this trend to continue. If earnings keep coming in above their targets, then we believe the market will respond positively, as it has in the past.

We will continue to look in all areas of the market for high-quality, small-cap companies that we believe will offer superior growth potential despite rather low rates of economic growth. In terms of valuation and long-term growth, health care and technology appear to be two of the more attractive sectors over the next three to five years.

Portfolio Facts
as of June 30, 2005

Net Assets                  $53,088,189             NAV         $11.17
NAV -- High+         2/8/2005 -- $12.12
NAV -- Low+         4/28/2005 -- $10.08

Number of Holdings: 194          + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

                                                     From
                                                Inception
                                     1 Year    11/30/2001
----------------------------------------------------------
                                      2.66%          4.79%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                             Partner       Russell
                           Small Cap          2000      Consumer
                              Growth        Growth         Price
Date                       Portfolio        Index*       Index**
-------------------------------------------------------------------------------
     November 30, 2001       $10,000       $10,000       $10,000
                  2001        10,550        10,623         9,961
                  2002        10,413        10,245         9,983
                  2002         9,962         9,582        10,023
                  2002        10,851        10,414        10,079
                  2002        10,540        10,189        10,135
                  2002        10,079         9,593        10,135
                  2002         9,179         8,780        10,141
                  2002         7,684         7,430        10,152
                  2002         7,665         7,427        10,186
                  2002         6,786         6,891        10,203
                  2002         7,450         7,239        10,228
                  2002         8,220         7,957        10,228
                  2002         7,699         7,408        10,206
                  2003         7,633         7,207        10,251
                  2003         7,462         7,015        10,330
                  2003         7,308         7,121        10,392
                  2003         7,963         7,795        10,369
                  2003         8,735         8,673        10,353
                  2003         8,822         8,840        10,364
                  2003         9,224         9,508        10,375
                  2003        10,029        10,019        10,415
                  2003         9,558         9,766        10,448
                  2003        10,569        10,609        10,437
                  2003        10,958        10,955        10,409
                  2003        11,074        11,004        10,398
                  2004        11,413        11,582        10,448
                  2004        11,387        11,564        10,505
                  2004        11,326        11,618        10,573
                  2004        10,979        11,035        10,606
                  2004        11,304        11,255        10,668
                  2004        11,520        11,629        10,702
                  2004        10,599        10,585        10,685
                  2004        10,314        10,357        10,691
                  2004        10,778        10,930        10,714
                  2004        11,172        11,196        10,770
                  2004        11,899        12,142        10,776
                  2004        12,327        12,578        10,736
                  2005        11,867        12,012        10,759
                  2005        11,974        12,177        10,821
                  2005        11,455        11,720        10,905
                  2005        10,726        10,974        10,979
                  2005        11,441        11,748        10,967
         June 30, 2005       $11,826       $12,128       $10,973


* The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[LOGO OMITTED: T. ROWE PRICE]

Thrivent Partner
Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of smaller capitalization common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Partner Small Cap Value Portfolio posted a return of -0.86% for the semiannual reporting period, falling short of its peer group and broad market benchmark. The peer group, as represented by the Lipper Small Cap Value Funds Category, reported a median return of 1.50%. The Portfolio's benchmark, the Russell 2000 Value Index, gained 0.90% over the same time frame.

What market conditions were present during the period?

During the six months, the small-capitalization value stock universe advanced slightly, despite experiencing some significant volatility. Small-cap stocks exhibited particular weakness in March and April as investors appeared to re-evaluate their appetite for the more volatile equity market segments. Several factors fueled investor concern, including an apparent slowdown in economic activity, rising oil prices and inflation and higher interest rate premiums demanded for corporate bonds. Following this rather severe correction, stock prices stabilized in late May and then rallied at the end of the period. Although large-cap stocks held up slightly better than small-caps during the period, mid-caps decisively outperformed both segments.

Within the small-cap arena, value stocks continued to outperform growth by a wide margin. The energy and utility sectors provided double-digit returns, reflecting the unrelenting climb in oil and natural gas prices over the period. The health care segment also provided attractive results, particularly within the health care providers and services industries. Stock prices of technology-related companies fell dramatically early in the period, but staged an impressive comeback in June. However, the rally was not strong enough to completely recover earlier losses. The materials sector, representing commodity materials producers, also came under pressure. Following substantial price appreciation in 2004, a number of non-energy commodities experienced moderately weakening prices and a modest decline in the strong demand from the Far East.

What factors affected the Portfolio's performance?

The Portfolio's six-month return was below its peer group and benchmark returns primarily because of disappointing results from its industrial and financial holdings. Some of the Portfolio's industrial positions, including building product manufacturer Elkcorp, were hurt by higher energy and raw material costs. Also, Insituform Technologies, which renovates underground piping systems, declined sharply. In the financial sector, a substantially lower-than-index weighting in real estate stocks, which produced strong returns during the period, dragged down performance. Several commercial bank holdings such as East West Bancorp and Texas Regional Bancshares also detracted from results.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       21.0%
Industrials                                      16.6%
Consumer Discretionary                           12.1%
Materials                                         7.5%
Information Technology                            7.4%
Energy                                            6.4%
Utilities                                         4.5%
Health Care                                       3.8%
Consumer Staples                                  2.0%

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     81.3%
Collateral Held for Securities Loaned            16.5%
Short Term Investments                            2.2%

Top 10 Holdings
(% of Portfolio)

Texas Regional Bancshares, Inc.                   1.7%
First Republic Bank                               1.4%
Owens & Minor, Inc.                               1.3%
Aaron Rents, Inc.                                 1.2%
Forest Oil Corporation                            1.2%
East West Bancorp, Inc.                           1.1%
Dollar Thrifty Automotive Group, Inc.             1.1%
SVB Financial Group                               1.0%
Kirby Corporation                                 1.0%
Whiting Petroleum Corporation                     1.0%

Footnote reads:
These common stocks represent 12.0% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




These disappointing results more than offset a higher-than-index weighting in the top-performing energy sector and favorable stock selection in the information technology sector. Energy stocks were by far the best performers during the period as oil prices surpassed $60 per barrel. One of the Portfolio's best energy performers was TODCO, a shallow-water oil and gas driller, which benefited from rising rates for its services and equipment. Although information technology stocks lagged the overall market during the period, our stock selection in this sector aided returns relative to the benchmark. Software maker Progress Software rallied sharply after reporting stronger-than-expected earnings. ATMI, which makes packaging materials for the semiconductor industry, also reported surprisingly healthy profit growth.

What is your outlook?

The outperformance of small-cap companies in general, and small-cap value stocks in particular, over the past few years has elevated valuations to historically high levels. In addition, corporate earnings growth is beginning to decelerate after several years of strong results. Consequently, we remain cautious in our outlook for this segment of the market. Nonetheless, from a risk-versus-reward perspective, we continue to find attractive investment opportunities in the small-cap segment, although it is becoming increasingly difficult.

Portfolio Facts
as of June 30, 2005

Net Assets                  $94,035,387            NAV          $15.90
NAV -- High+        2/25/2005 -- $16.54
NAV -- Low+         5/13/2005 -- $14.56

Number of Holdings: 132    + For the period ended June 30, 2005

Total Returns1
as of June 30, 2005
                                                       From
                                                  Inception
                                 1 Year           4/30/2003
-------------------------------------------------------------------------
                                 10.96%              28.24%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                             Partner       Russell
                           Small Cap          2000      Consumer
                               Value         Value         Price
Date                       Portfolio        Index*       Index**
-------------------------------------------------------------------------------
        April 30, 2003       $10,000       $10,000       $10,000
                  2003        10,871        11,021         9,984
                  2003        11,150        11,208         9,995
                  2003        11,763        11,767        10,005
                  2003        12,379        12,214        10,044
                  2003        12,101        12,074        10,076
                  2003        13,048        13,058        10,065
                  2003        13,590        13,559        10,038
                  2003        14,155        14,050        10,027
                  2004        14,594        14,535        10,076
                  2004        14,958        14,817        10,131
                  2004        15,039        15,022        10,196
                  2004        14,539        14,245        10,229
                  2004        14,649        14,417        10,288
                  2004        15,462        15,149        10,321
                  2004        14,877        14,453        10,305
                  2004        14,795        14,595        10,310
                  2004        15,494        15,172        10,332
                  2004        15,784        15,407        10,386
                  2004        16,954        16,775        10,392
                  2004        17,306        17,175        10,354
                  2005        16,772        16,511        10,375
                  2005        17,206        16,839        10,435
                  2005        16,761        16,492        10,517
                  2005        15,820        15,641        10,588
                  2005        16,477        16,595        10,577
         June 30, 2005       $17,156       $17,329       $10,582

Footnotes read:

* The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 2000 Value Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 600/Barra Value Index.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Thrivent Small Cap Stock Portfolio

Christopher J. Serra, Portfolio Manager

The Thrivent Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Small Cap Stock Portfolio delivered a 1.51% return, outperforming the -0.64% median return of its Lipper Inc. Small Cap Core peer group. The Portfolio's market benchmark, the Russell 2000 Index, returned -1.25% during the period.

What market conditions were present during the period?

The economy's move from a very rapid growth rate to a slower-albeit still healthy-pace continued throughout the six-month period. This deceleration, combined with rising interest rates, high energy prices, and a moderate escalation in reported inflation, produced choppy market conditions during the period.

Overall, the small-cap market produced virtually flat returns. The key drivers during the period were the energy and utilities sectors -- up 20 percent and 14 percent, respectively, during the period. Although higher-quality stocks have outperformed recently, including throughout the first quarter of 2005, lower-quality stocks did make a dramatic comeback during the second quarter. In June, for example, many lower-quality stocks that had not performed well for many months rose dramatically -- some jumping 40- to 50-percent in only a month.

What factors affected the Portfolio's performance?

Despite the significant comeback by lower-quality stocks in June, the Portfolio's emphasis on higher-quality segments of the small-capitalization segment was the primary factor in its ability to outperform both its peer group and benchmark during the six-month period.

Strong stock selection, especially in the health care sector, also bolstered the Portfolio's performance. Despite a 13 percent overall decline in the pharmaceutical area during the period, the Portfolio's holdings in Savient Pharmaceuticals and Vertex Pharmaceuticals, produced returns of 62 percent and 59 percent, respectively, during the period. Additional gains were realized from many areas of the health care sector. Strong performers during the period included Ventana Medical, United Surgical and Psychiatric Solutions.

The Portfolio's notable area of relative underperformance was in the energy sector, where the late-period low-quality rally drove some energy stocks up as much as 85 percent. Because many of these lower-quality stocks do not fit the investment strategy of the Portfolio, our short-term returns were hampered, relative to our peers. However, given the track record of such low-quality rallies, we believe much of those gains will be surrendered in the coming weeks and months.

[GRAPHIC OMITTED: TOP INDUSTRIES]
Top Industries
(% of Portfolio)

Financials                                       13.5%
Industrials                                      13.2%
Consumer Discretionary                           12.7%
Information Technology                           11.7%
Health Care                                      11.1%
Energy                                            5.8%
Materials                                         3.6%
Consumer Staples                                  2.6%
Utilities                                         2.2%
Telecommunications Services                       0.6%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     77.0%
Collateral Held for Securities Loaned            19.0%
Short Term Investments                            4.0%

Top 10 Holdings
(% of Portfolio)
HCC Insurance Holdings, Inc.                     0.6%
Florida Rock Industries, Inc.                    0.6%
International Speedway Corporation               0.6%
MarineMax, Inc.                                  0.6%
Ohio Casualty Corporation                        0.6%
Casey's General Stores, Inc.                     0.6%
SCP Pool Corporation                             0.6%
Affiliated Managers Group, Inc.                  0.6%
Plexus Corporation                               0.6%
Energen Corporation                              0.5%

Footnote reads:

These common stocks represent 5.9% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



What is your outlook?

Even though the economy has slowed, it has maintained a healthy pace and we expect a favorable backdrop for small-cap stocks throughout 2005. Interest rates remain lower than most imagined they would and corporate earnings expectations appear reasonable. Employment and oil prices remain as the leading areas of risk for our outlook. However, despite more than a year of high oil prices, the economy and market continue to hold up relatively well.

In the current environment, stock selection and active portfolio management hold the key to continued growth. The Portfolio will maintain underweighted positions in financials, consumer cyclicals, energy and materials. It also maintains a neutral position in industrials and an overweighted stance in the health care sector.

Portfolio Facts
as of June 30, 2005

Net Assets                 $236,784,534           NAV          $13.64
NAV -- High+        2/25/2005 -- $14.84
NAV -- Low+         4/28/2005 -- $12.41

Number of Holdings: 290       + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                   From
                                                              Inception
                                                   1 Year      3/1/2001
---------------------------------------------------------------------------
                                                   13.48%        10.17%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                               Small     Russell    Consumer
                           Cap Stock        2000       Price
Date                       Portfolio        Index*      Index**
---------------------------------------------------------------
         March 1, 2001       $10,000       $10,000       $10,000
                  2001         9,490         9,511        10,023
                  2001        10,240        10,255        10,063
                  2001        10,500        10,507        10,108
                  2001        10,790        10,870        10,125
                  2001        10,620        10,281        10,097
                  2001        10,350         9,949        10,097
                  2001         9,060         8,610        10,142
                  2001         9,750         9,114        10,108
                  2001        10,400         9,819        10,091
                  2001        11,110        10,425        10,051
                  2002        11,090        10,317        10,074
                  2002        10,689        10,034        10,114
                  2002        11,391        10,841        10,171
                  2002        11,381        10,940        10,228
                  2002        11,053        10,454        10,228
                  2002        10,394         9,935        10,233
                  2002         9,035         8,435        10,245
                  2002         9,064         8,413        10,279
                  2002         8,482         7,809        10,296
                  2002         8,722         8,060        10,321
                  2002         9,325         8,779        10,321
                  2002         8,842         8,290        10,299
                  2003         8,620         8,061        10,344
                  2003         8,413         7,817        10,424
                  2003         8,361         7,918        10,487
                  2003         9,006         8,668        10,464
                  2003         9,772         9,599        10,447
                  2003         9,999         9,772        10,458
                  2003        10,524        10,384        10,470
                  2003        11,165        10,860        10,509
                  2003        10,758        10,659        10,544
                  2003        11,634        11,555        10,532
                  2003        12,082        11,965        10,504
                  2003        12,396        12,207        10,492
                  2004        12,821        12,738        10,544
                  2004        13,112        12,852        10,600
                  2004        13,165        12,972        10,669
                  2004        12,784        12,310        10,703
                  2004        12,891        12,506        10,766
                  2004        13,410        13,033        10,800
                  2004        12,764        12,155        10,783
                  2004        12,637        12,093        10,788
                  2004        13,233        12,661        10,811
                  2004        13,577        12,910        10,868
                  2004        14,586        14,030        10,874
                  2004        14,991        14,445        10,834
                  2005        14,541        13,842        10,857
                  2005        15,048        14,077        10,919
                  2005        14,740        13,674        11,005
                  2005        13,956        12,891        11,079
                  2005        14,837        13,734        11,067
         June 30, 2005       $15,218       $14,264       $11,073

Footnotes read:

* The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 2000 Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P SmallCap 600 Index.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in the common stocks of the Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

For the six-month period ended June 30, 2005, the Thrivent Small Cap Index Portfolio returned 1.55%, while the S&P SmallCap 600 gained 1.80%. By comparison, the Portfolio's peer group, as represented by the Lipper Small Cap Core Funds Category, posted a median return of -0.64% over the same six months.

What market conditions were present during the period?

The overall equity market produced low to moderate returns during the past six months. Factors contributing to this mediocre performance include: increasing oil prices (more than $50 a barrel), inflation fears, continued hikes in short-term interest rates, and slowing corporate profit growth.

Small-cap stocks exhibited particular weakness in March and April, as investors appeared to be more averse to risk. However, following that rather significant correction, stock prices began to stabilize in May and then spurred a nice rally into the end of the second quarter -- with small-cap stocks reporting modestly positive returns and outperforming large-cap stocks though underperforming mid-cap stocks.

From a style perspective, value-oriented stocks in the S&P SmallCap 600 Value Index slightly outperformed stocks in the S&P SmallCap 600 Growth Index over the period. On a sector basis, performers were utilities and energy, reflecting the unyielding climb in oil and natural gas prices over the period. Underperforming sectors included materials, non-energy commodities and technology.

What factors affected the Portfolio's performance?

Due to our indexing approach to management, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum. The S&P SmallCap 600 Index is widely regarded as a leading gauge of small-sized companies and covers all major market sectors. As is typically the case with index portfolios, any variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

That said, we did make some pre-emptive modifications to the Portfolio's composition over the period in order to accommodate Standard & Poor's upcoming shift of its indexes to float-adjusted market capitalization weightings. This change to a "free-float" structure is seen as a necessary step in keeping the S&P U.S. indexes relevant and reliable for investment management and investors alike.

Knowing that the Standard & Poor's shift would occur in two stages -- a partial-float adjustment in March 2005 and a full-float adjustment in September 2005 -- we evaluated relevant factors and possible implications before incrementally shifting the Portfolio closer to what the revised S&P SmallCap 600 Index would entail. We're still in the process of making careful, systematic shifts in order to avoid excessive turnover and trading costs. We believe our decision to act pre-emptively served the Portfolio (and investors) well, allowing us to stay fully invested and to maximize our opportunity for competitive performance. As an investor in the Portfolio, you should not notice any material changes in the Portfolio due to this transition.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                                      14.5%
Consumer Discretionary                           14.4%
Financials                                       12.7%
Information Technology                           12.1%
Health Care                                      10.8%
Energy                                            6.1%
Materials                                         4.4%
Utilities                                         3.9%
Consumer Staples                                  3.0%
Telecommunications Services                       0.2%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                    82.1%
Collateral Held for Securities Loaned           17.7%
Short Term Investments                           0.2%


Top 10 Holdings
(% of Portfolio)

NVR, Inc.                                         0.6%
Southwestern Energy Company                       0.6%
Cimarex Energy Company                            0.5%
Roper Industries, Inc.                            0.5%
Standard Pacific Corporation                      0.5%
Oshkosh Truck Corporation                         0.5%
Massey Energy Company                             0.5%
UGI Corporation                                   0.5%
Cooper Companies, Inc.                            0.4%
M.D.C. Holdings, Inc.                             0.4%

Footnote reads:

These common stocks represent 5.0% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. There continues to be modest growth in the economy and a steadily improving job market. However, high oil prices and inflationary fears could hamper consumer spending and cause economic growth to stall. Should that happen, we may see investors start to flee small-company stocks for the relative safety of large, established companies -- especially those that pay dividends. Even amidst market shifts, we believe strongly that small-cap stocks position a diversified growth portfolio with good price appreciation over the long term.

Portfolio Facts
as of June 30, 2005


Net Assets                 $481,337,973           NAV           $18.37
NAV -- High+        2/25/2005 -- $19.44
NAV -- Low+         4/28/2005 -- $16.59

Number of Holdings: 604     + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005


1  Year                        5-Year                        10-Year
------------------------------------------------------------------------
12.94%                         10.12%                        12.14%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1
                                               S&P
                           Small Cap      SmallCap     Consumer
                               Index           600        Price
Date                       Portfolio        Index*      Index**
---------------------------------------------------------------
         June 30, 1995       $10,000       $10,000       $10,000
                  1995        10,578        10,765        10,000
                  1995        10,781        10,998        10,026
                  1995        10,861        11,279        10,046
                  1995        10,381        10,722        10,079
                  1995        10,774        11,146        10,072
                  1995        10,950        11,330        10,066
                  1996        10,915        11,355        10,125
                  1996        11,186        11,726        10,157
                  1996        11,527        11,978        10,210
                  1996        12,152        12,666        10,249
                  1996        12,476        13,116        10,269
                  1996        11,915        12,601        10,275
                  1996        10,970        11,734        10,295
                  1996        11,606        12,459        10,315
                  1996        12,110        13,006        10,348
                  1996        12,055        12,916        10,380
                  1996        12,693        13,587        10,400
                  1996        12,942        13,746        10,400
                  1997        13,359        13,974        10,433
                  1997        13,352        13,685        10,466
                  1997        12,827        12,983        10,492
                  1997        13,029        13,142        10,505
                  1997        14,151        14,685        10,498
                  1997        14,618        15,334        10,511
                  1997        15,866        16,298        10,525
                  1997        16,170        16,709        10,544
                  1997        17,137        17,814        10,571
                  1997        16,298        17,045        10,597
                  1997        16,135        16,920        10,590
                  1997        16,224        17,262        10,577
                  1998        16,195        16,925        10,597
                  1998        17,592        18,467        10,616
                  1998        18,256        19,172        10,636
                  1998        18,358        19,285        10,656
                  1998        17,394        18,264        10,675
                  1998        17,435        18,318        10,689
                  1998        16,105        16,916        10,702
                  1998        13,019        13,651        10,715
                  1998        13,814        14,487        10,728
                  1998        14,466        15,160        10,754
                  1998        15,274        16,013        10,754
                  1998        16,246        17,037        10,748
                  1999        16,050        16,823        10,774
                  1999        14,604        15,307        10,787
                  1999        14,783        15,504        10,820
                  1999        15,770        16,529        10,898
                  1999        16,147        16,931        10,898
                  1999        17,062        17,895        10,898
                  1999        16,905        17,737        10,931
                  1999        16,167        16,956        10,957
                  1999        16,225        17,028        11,010
                  1999        16,189        16,985        11,030
                  1999        16,858        17,695        11,036
                  1999        18,227        19,150        11,036
                  2000        17,661        18,557        11,062
                  2000        20,002        21,042        11,128
                  2000        19,263        20,264        11,220
                  2000        18,922        19,917        11,226
                  2000        18,350        19,326        11,233
                  2000        19,423        20,469        11,298
                  2000        18,943        19,966        11,318
                  2000        20,612        21,736        11,331
                  2000        20,050        21,144        11,390
                  2000        20,180        21,277        11,410
                  2000        18,098        19,062        11,416
                  2000        20,273        21,410        11,410
                  2001        21,137        22,328        11,482
                  2001        19,854        20,965        11,528
                  2001        18,969        20,004        11,554
                  2001        20,402        21,528        11,600
                  2001        20,782        21,940        11,652
                  2001        21,532        22,744        11,672
                  2001        21,178        22,364        11,639
                  2001        20,695        21,854        11,639
                  2001        17,900        18,900        11,692
                  2001        18,842        19,908        11,652
                  2001        20,208        21,364        11,633
                  2001        21,567        22,810        11,587
                  2002        21,725        23,009        11,613
                  2002        21,360        22,613        11,659
                  2002        23,043        24,399        11,725
                  2002        23,677        25,089        11,790
                  2002        22,689        24,050        11,790
                  2002        21,513        22,806        11,797
                  2002        18,496        19,585        11,810
                  2002        18,671        19,771        11,849
                  2002        17,525        18,561        11,869
                  2002        18,072        19,155        11,899
                  2002        19,003        20,152        11,899
                  2002        18,360        19,473        11,872
                  2003        17,725        18,803        11,925
                  2003        17,148        18,201        12,017
                  2003        17,274        18,344        12,089
                  2003        18,663        19,833        12,063
                  2003        20,159        21,431        12,043
                  2003        20,674        21,988        12,056
                  2003        21,745        23,131        12,069
                  2003        22,795        24,256        12,115
                  2003        22,123        23,544        12,154
                  2003        24,028        25,584        12,141
                  2003        24,926        26,552        12,109
                  2003        25,366        27,023        12,095
                  2004        26,096        27,799        12,154
                  2004        26,586        28,334        12,220
                  2004        26,919        28,706        12,299
                  2004        26,008        27,755        12,338
                  2004        26,401        28,179        12,410
                  2004        27,848        29,740        12,450
                  2004        26,312        28,110        12,430
                  2004        26,072        27,864        12,437
                  2004        27,436        29,333        12,463
                  2004        27,944        29,880        12,529
                  2004        30,327        32,434        12,535
                  2004        30,971        33,147        12,489
                  2005        30,250        32,395        12,515
                  2005        31,130        33,324        12,588
                  2005        30,311        32,464        12,686
                  2005        28,610        30,651        12,771
                  2005        30,485        32,680        12,758
         June 30, 2005      $431,451       $33,743       $12,765

Footnotes read:

* The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap
Growth Portfolio

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices.
These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Mid Cap Growth Portfolio produced a 0.43% return while its peer group, the Lipper Inc. Mid Cap Growth category, produced a 0.49% median return. Its market benchmark, the Russell Midcap Growth Index, returned 1.70% during the same period.

What market conditions were present during the period?

The moderate returns achieved over the six months belie a rather volatile period for investors. Resurgent energy prices, steady increases in short-term interest rates, hints of rekindling inflation, and a moderation in economic growth expectations exacted a toll on investor psychology. By the end of April, the equity market had experienced a significant correction, particularly in the more aggressive market segments. The markets ultimately stabilized in late April and recovered all of its losses by period end.

Mid-cap stocks proved to be a relatively safe-haven in this volatile period. With economic uncertainty muting small-cap returns and the appreciation of the U.S. dollar having a greater impact on large-cap companies, mid-cap stocks, in general, produced more favorable returns for equity investors.

What factors affected the Portfolio's performance?

The Portfolio benefited from an overweighted stance in the energy sector, which produced outstanding returns in all sub industries. Strong stock selection in the consumer discretionary sector (Sears Holding) also produced solid returns.

In the consumer discretionary sector, particularly media, the Portfolio's underweighted position, and an ability to avoid the poorest performing stocks in the sector, also bolstered the Portfolio's returns. In addition, the Portfolio's telecommunications holding in Nextel Partners provided a positive contribution during the period.

The Portfolio's modest overweighted posture in the poor-performing information technology sector-especially stocks in the communications equipment sector (JDS Uniphase and Juniper Networks) was the primary source of underperformance versus its peers and market benchmark. Two of the Portfolio's financial sector holdings (MB Financial, TCF Financial) also negatively impacted the Portfolio's results.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary                           19.6%
Information Technology                           19.0%
Health Care                                      16.6%
Industrials                                       8.7%
Financials                                        8.0%
Energy                                            6.4%
Materials                                         2.1%
Telecommunications Services                       2.1%
Consumer Staples                                  1.5%
Utilities                                         0.4%

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     84.4%
Collateral Held for Securities Loaned            13.6%
Short Term Investments                            2.0%

Top 10 Holdings
(% of Portfolio)

Nextel Partners, Inc.                             0.8%
Coach, Inc.                                       0.8%
Corporate Executive Board Company                 0.8%
VeriSign, Inc.                                    0.7%
Gilead Sciences, Inc.                             0.6%
Juniper Networks, Inc.                            0.6%
Marvell Technology Group, Ltd.                    0.6%
Comverse Technology, Inc.                         0.6%
Cheesecake Factory, Inc.                          0.6%
Whole Foods Market, Inc.                          0.6%

Footnote reads:

These common stocks represent 6.7% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

While there appears to be no indication that an end to the federal funds rate hikes is near, we do believe rates will continue to rise at a moderate pace. Inflation, as well, should remain under control. Our biggest concern for the near-term centers on commodity prices, which remain high. While the effect of high oil prices has yet to be reflected in the fundamentals of companies with direct links to energy prices (e.g., transportation), it has led us to underweighted positions in industrials and materials. Conversely, we plan to continue our overweighted stance in sectors that should benefit from this environment -- most prominently, energy.

Because we are beginning to see evidence of a rotation back to growth stocks, we also will maintain the Portfolio's overweighted position in some of the growth-oriented areas of health care and in cyclical growth areas in technology, such as semiconductors and communications equipment. Although we are not active in interest-rate sensitive sectors of the financial market, we will take a slight overweighted posture in stocks with capital market exposure.

Portfolio Facts
as of June 30, 2005


Net Assets                 $731,828,535           NAV         $14.63
NAV -- High+        6/17/2005 -- $14.78
NAV -- Low+         4/28/2005 -- $13.46

Number of Holdings: 350    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                     From
                                                Inception
1  Year                   5-Year                1/30/1998
-----------------------------------------------------------------
8.41%                     -2.12%                    7.48%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                           Russell
                             Mid Cap        MidCap      Consumer
                              Growth        Growth         Price
Date                       Portfolio        Index*       Index**
----------------------------------------------------------------
      January 30, 1998       $10,000       $10,000       $10,000
                  1998        10,732        10,940        10,019
                  1998        11,132        11,399        10,037
                  1998        11,224        11,554        10,056
                  1998        10,650        11,078        10,074
                  1998        10,968        11,392        10,087
                  1998        10,457        10,904        10,099
                  1998         8,344         8,823        10,111
                  1998         8,868         9,490        10,124
                  1998         9,393        10,189        10,149
                  1998        10,084        10,876        10,149
                  1998        11,162        12,003        10,142
                  1999        11,588        12,362        10,167
                  1999        10,939        11,758        10,179
                  1999        11,624        12,413        10,210
                  1999        12,050        12,978        10,285
                  1999        11,920        12,811        10,285
                  1999        12,843        13,706        10,285
                  1999        12,704        13,269        10,316
                  1999        12,487        13,131        10,340
                  1999        12,453        13,020        10,390
                  1999        13,387        14,026        10,408
                  1999        14,357        15,479        10,415
                  1999        16,704        18,159        10,415
                  2000        16,493        18,155        10,439
                  2000        20,549        21,972        10,501
                  2000        20,047        21,995        10,588
                  2000        18,689        19,860        10,594
                  2000        17,859        18,412        10,600
                  2000        19,007        20,366        10,662
                  2000        18,586        19,076        10,681
                  2000        20,821        21,953        10,693
                  2000        20,590        20,880        10,749
                  2000        19,689        19,451        10,767
                  2000        17,733        15,224        10,774
                  2000        18,936        16,026        10,767
                  2001        19,025        16,941        10,835
                  2001        16,177        14,011        10,879
                  2001        14,383        12,006        10,903
                  2001        16,328        14,007        10,947
                  2001        16,313        13,941        10,996
                  2001        16,189        13,948        11,015
                  2001        15,554        13,008        10,984
                  2001        14,564        12,065        10,984
                  2001        12,616        10,071        11,033
                  2001        13,550        11,129        10,996
                  2001        14,654        12,328        10,978
                  2001        15,198        12,796        10,934
                  2002        14,733        12,381        10,959
                  2002        14,118        11,679        11,003
                  2002        14,925        12,570        11,064
                  2002        14,435        11,905        11,126
                  2002        14,065        11,549        11,126
                  2002        12,770        10,275        11,132
                  2002        11,481         9,277        11,145
                  2002        11,397         9,244        11,182
                  2002        10,574         8,510        11,201
                  2002        11,254         9,169        11,228
                  2002        12,062         9,887        11,228
                  2002        11,234         9,289        11,204
                  2003        11,076         9,198        11,253
                  2003        10,971         9,118        11,340
                  2003        11,108         9,288        11,408
                  2003        11,915         9,920        11,383
                  2003        12,958        10,875        11,365
                  2003        13,162        11,030        11,377
                  2003        13,562        11,424        11,389
                  2003        14,284        12,053        11,433
                  2003        13,787        11,820        11,470
                  2003        14,888        12,772        11,458
                  2003        15,163        13,114        11,427
                  2003        15,270        13,257        11,414
                  2004        15,616        13,695        11,470
                  2004        15,742        13,925        11,532
                  2004        15,719        13,898        11,606
                  2004        15,103        13,506        11,643
                  2004        15,398        13,824        11,712
                  2004        15,752        14,044        11,749
                  2004        14,673        13,114        11,730
                  2004        14,380        12,952        11,736
                  2004        14,976        13,436        11,761
                  2004        15,483        13,892        11,823
                  2004        16,271        14,609        11,829
                  2004        17,004        15,309        11,786
                  2005        16,512        14,899        11,811
                  2005        16,876        15,277        11,879
                  2005        16,608        15,053        11,972
                  2005        15,792        14,458        12,052
                  2005        16,825        15,286        12,040
         June 30, 2005       $17,077       $15,570       $12,046

Footnotes read:

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap
Growth Portfolio II

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Portfolio II seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices.
These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Mid Cap Growth Portfolio II produced a 0.39% return while its peer group, the Lipper Inc. Mid Cap Growth Funds, produced a 0.49% median return. Its market benchmark, the Russell Midcap Growth Index, returned 1.70% during the same period.

What market conditions were present during the period?

The moderate returns achieved over the six months belie a rather volatile period for investors. Resurgent energy prices, steady increases in short-term interest rates, hints of rekindling inflation, and a moderation in economic growth expectations exacted a toll on investor psychology. By the end of April, the equity market had experienced a significant correction, particularly in the more aggressive market segments. The markets ultimately stabilized in late April and recovered all of its losses by period end.

Mid-cap stocks proved to be a relatively safe-haven in this volatile period. With economic uncertainty muting small-cap returns and the appreciation of the U.S. dollar having a greater impact on large-cap companies, mid-cap stocks, in general, produced more favorable returns for equity investors.

What factors affected the Portfolio's performance?

The Portfolio benefited from an overweighted stance in the energy sector, which produced outstanding returns in all sub industries. Strong stock selection in the consumer discretionary sector (Sears Holding) also produced solid returns.

In the consumer discretionary sector, particularly media, the Portfolio's underweighted position, and an ability to avoid the poorest performing stocks in the sector, also bolstered the Portfolio's returns. In addition, the Portfolio's telecommunications holding in Nextel Partners provided a positive contribution during the period.

The Portfolio's modest overweighted posture in the poor-performing information technology sector -- especially stocks in the communications equipment sector (JDS Uniphase and Juniper Networks) was the primary source of underperformance versus its peers and market benchmark. Two of the Portfolio's financial sector holdings (MB Financial, TCF Financial) also negatively impacted the Portfolio's results.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary                           20.2%
Information Technology                           19.5%
Health Care                                      17.0%
Industrials                                       8.9%
Financials                                        8.2%
Energy                                            6.6%
Materials                                         2.2%
Telecommunications Services                       2.1%
Consumer Staples                                  1.5%
Utilities                                         0.4%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     86.6%
Collateral Held for Securities Loaned            10.9%
Short Term Investments                            2.5%




Top 10 Holdings
(% of Portfolio)

Nextel Partners, Inc.                             0.8%
Coach, Inc.                                       0.8%
Corporate Executive Board Company                 0.8%
VeriSign, Inc.                                    0.7%
Gilead Sciences, Inc.                             0.7%
Juniper Networks, Inc.                            0.7%
Marvell Technology Group, Ltd.                    0.6%
Comverse Technology, Inc.                         0.6%
Cheesecake Factory, Inc.                          0.6%
Whole Foods Market, Inc.                          0.6%

Footnote reads:

These common stocks represent 6.9% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

While there appears to be no indication that an end to the federal funds rate hikes is near, we do believe rates will continue to rise at a moderate pace. Inflation, as well, should remain under control. Our biggest concern for the near-term centers on commodity prices, which remain high. While the effect of high oil prices has yet to be reflected in the fundamentals of companies with direct links to energy prices (e.g., transportation), it has led us to underweighted positions in industrials and materials. Conversely, we plan to continue our overweighted stance in sectors that should benefit from this environment -- most prominently, energy.

Because we are beginning to see evidence of a rotation back to growth stocks, we also will maintain the Portfolio's overweighted position in some of the growth-oriented areas of health care and in cyclical growth areas in technology, such as semiconductors and communications equipment. Although we are not active in interest-rate sensitive sectors of the financial market, we will take a slight overweighted posture in stocks with capital market exposure.

Portfolio Facts
as of June 30, 2005


Net Assets                  $37,757,341            NAV          $9.57
NAV -- High+         6/17/2005 -- $9.66
NAV -- Low+          4/28/2005 -- $8.81

Number of Holdings: 347    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                            From
                                                       Inception
                                      1 Year          11/30/2001
------------------------------------------------------------------
                                       8.54%              -1.18%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                          Russell
                            Mid Cap        MidCap      Consumer
                             Growth        Growth         Price
Date                   Portfolio II        Index*       Index**
---------------------------------------------------------------
    November 30, 2001       $10,000       $10,000       $10,000
                 2001        10,599        10,380         9,961
                 2002         9,735        10,043         9,983
                 2002         9,362         9,474        10,023
                 2002         9,981        10,197        10,079
                 2002         8,678         9,657        10,135
                 2002         8,161         9,369        10,135
                 2002         6,811         8,335        10,141
                 2002         6,129         7,525        10,152
                 2002         6,139         7,499        10,186
                 2002         5,568         6,903        10,203
                 2002         6,017         7,438        10,228
                 2002         6,349         8,020        10,228
                 2002         5,972         7,535        10,206
                 2003         5,988         7,461        10,251
                 2003         5,912         7,397        10,330
                 2003         5,972         7,534        10,392
                 2003         6,369         8,047        10,369
                 2003         6,987         8,822        10,353
                 2003         7,057         8,947        10,364
                 2003         7,373         9,267        10,375
                 2003         7,795         9,777        10,415
                 2003         7,438         9,588        10,448
                 2003         7,998        10,361        10,437
                 2003         8,149        10,638        10,409
                 2003         8,202        10,754        10,398
                 2004         8,620        11,109        10,448
                 2004         8,786        11,295        10,505
                 2004         8,803        11,274        10,573
                 2004         8,461        10,956        10,606
                 2004         8,633        11,214        10,668
                 2004         8,831        11,392        10,702
                 2004         8,231        10,638        10,685
                 2004         8,075        10,507        10,691
                 2004         8,408        10,899        10,714
                 2004         8,692        11,269        10,770
                 2004         9,133        11,851        10,776
                 2004         9,548        12,419        10,736
                 2005         9,270        12,086        10,759
                 2005         9,473        12,392        10,821
                 2005         9,324        12,211        10,905
                 2005         8,871        11,728        10,979
                 2005         9,443        12,400        10,967
        June 30, 2005        $9,584       $12,630       $10,973

Footnotes read:

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JOHN E. HINTZ]

Thrivent Mid Cap
Stock Portfolio

Brian J. Flanagan (left) and John E. Hintz (right), Portfolio Co-Managers

The Thrivent Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid Cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Mid Cap Stock Portfolio returned 3.77% for the reporting period, outpacing its peer group and performing in line with its benchmark. The peer group, represented by the Lipper Mid Cap Core Funds Category, posted a median return of 2.18% while the benchmark S&P MidCap 400 Index advanced 3.85% over the same time frame.

What market conditions were present during the period?

After solid market gains in 2004, conditions changed in early 2005. Investors became concerned about oil prices over $50 per barrel and the global economic slowdown creating a further drag on the U.S. economy. Also, uncertainty continued to grow over the pace of Federal Reserve tightening moves. Investors closely watched for Fed signals regarding the pace of further interest rate increases.

In the mid-cap segment, the top-performing sectors for the period included energy, consumer staples and utilities. Energy stocks were strong due to high oil and natural gas prices and stronger-than-anticipated company earnings expectations. In addition, the ongoing struggle by producers to add to reserves around the world and the lack of investment over the past 30 years continued to provide strong fundamental underpinnings for the energy sector. Consumer staples stocks advanced as investors favored more defensive, stable growth industries. Utilities benefited as market expectations of rising longer term interest rates did not materialize. Three mid-cap sectors produced negative returns for the six-month period including information technology, materials and industrials. Both technology and materials stocks suffered from investor concern over too much capacity and not enough demand.

What factors affected the Portfolio's performance?

A combination of favorable sector weightings and solid stock selection helped the Portfolio outperform its peer group. On a sector basis, the Portfolio benefited from a larger-than-index position in the top-performing energy segment. Also, in health care, our security selection and slightly higher-than-index weighting contributed to the Portfolio's performance.

In terms of specific holdings, Patterson-UTI Energy, the second largest U.S. land driller, advanced as demand from oil and gas producers led to increased utilization and pricing power. Ultra Petroleum, an exploration and production company, and Consol Energy, a coal company, turned in strong results. Ultra Petroleum benefited as investors recognized its significant reserves in Wyoming. Consol Energy profited from higher commodity prices and an increased demand for more coal. In health care, Vertex Pharmaceuticals gained due to positive news regarding its new Hepatitis C drug while Medco Health Solutions was rewarded as companies worked to control health care costs. Finally, continued strength in high-end consumer spending benefited our retail holding Nordstrom.

On the negative side, poor stock selection in the consumer staples sector and not owning enough beverage stocks hindered our results. Two individual holdings meaningfully detracted from the Portfolio's performance as well. In the beverage industry, Molson Coors Brewing underperformed after its merger caused integration challenges. Also, Doral Financial, a Puerto Rico-based bank, declined significantly due to major accounting issues. We sold our position in Doral Financial during the period.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       15.5%
Consumer Discretionary                           13.6%
Information Technology                           12.0%
Health Care                                      11.0%
Energy                                           10.9%
Industrials                                       7.6%
Utilities                                         4.3%
Consumer Staples                                  4.2%
Materials                                         3.3%
Telecommunications Services                       0.7%



[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     83.1%
Collateral Held for Securities Loaned            12.9%
Short Term Investments                            4.0%


Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.                      1.4%
PartnerRe, Ltd.                                   1.1%
Grant Prideco, Inc.                               1.1%
Jacobs Engineering Group, Inc.                    1.1%
Patterson-UTI Energy, Inc.                        1.1%
Questar Corporation                               1.0%
IVAX Corporation                                  1.0%
Wind River Systems, Inc.                          1.0%
PacifiCare Health Systems, Inc.                   0.9%
Ultra Petroleum Corporation                       0.9%

Footnote reads:

These common stocks represent 10.6% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


What is your outlook?

We believe the recent slowdown in the economy is not a precursor to a recession. Nonetheless, continued investor uncertainty will likely keep the equity markets in a trading range for most of 2005. As has been the case over the past year, we have the Portfolio positioned with the largest weighting in the energy sector. More recently, we have moved the Portfolio's financial holdings to an above-index weighting after valuations finally became attractive in this sector. The most underweighted position in the Portfolio continues to be in consumer discretionary stocks. We expect consumer spending to slow due to high energy prices and rising health care costs. Because businesses have substantial amounts of cash on their balance sheets, we anticipate they will continue to consolidate through merger-and-acquisition activity.

Portfolio Facts
as of June 30, 2005

Net Assets                 $143,009,566             NAV          $11.43
NAV -- High+        2/25/2005 -- $11.96
NAV -- Low+         4/28/2005 -- $10.49

Number of Holdings: 188    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                   From
                                                              Inception
                                            1 Year             3/1/2001
------------------------------------------------------------------------
                                            14.49%                4.89%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                            Mid Cap            S&P     Consumer
                              Stock     MidCap 400        Price
Date                      Portfolio         Index*      Index**
---------------------------------------------------------------
         March 1, 2001       $10,000       $10,000       $10,000
                  2001         9,190         9,292        10,023
                  2001        10,300        10,317        10,063
                  2001        10,410        10,557        10,108
                  2001        10,280        10,515        10,125
                  2001         9,710        10,358        10,097
                  2001         9,150        10,019        10,097
                  2001         8,020         8,773        10,142
                  2001         8,350         9,161        10,108
                  2001         8,690         9,843        10,091
                  2001         9,039        10,351        10,051
                  2002         8,879        10,297        10,074
                  2002         8,849        10,310        10,114
                  2002         9,440        11,047        10,171
                  2002         9,390        10,995        10,228
                  2002         9,308        10,810        10,228
                  2002         8,594        10,019        10,233
                  2002         7,824         9,048        10,245
                  2002         7,803         9,094        10,279
                  2002         7,248         8,361        10,296
                  2002         7,581         8,723        10,321
                  2002         7,930         9,228        10,321
                  2002         7,642         8,849        10,299
                  2003         7,481         8,590        10,344
                  2003         7,364         8,386        10,424
                  2003         7,380         8,456        10,487
                  2003         7,796         9,070        10,464
                  2003         8,423         9,821        10,447
                  2003         8,491         9,946        10,458
                  2003         8,710        10,299        10,470
                  2003         9,002        10,765        10,509
                  2003         8,836        10,601        10,544
                  2003         9,553        11,402        10,532
                  2003         9,879        11,799        10,504
                  2003        10,108        11,998        10,492
                  2004        10,308        12,258        10,544
                  2004        10,539        12,552        10,600
                  2004        10,547        12,606        10,669
                  2004        10,196        12,192        10,703
                  2004        10,354        12,445        10,766
                  2004        10,741        12,728        10,800
                  2004        10,245        12,134        10,783
                  2004        10,166        12,102        10,788
                  2004        10,586        12,460        10,811
                  2004        10,786        12,659        10,868
                  2004        11,459        13,413        10,874
                  2004        11,851        13,975        10,834
                  2005        11,584        13,618        10,857
                  2005        12,106        14,075        10,919
                  2005        11,912        13,919        11,005
                  2005        11,392        13,378        11,079
                  2005        12,047        14,183        11,067
         June 30, 2005       $12,298       $14,512       $11,073

Footnotes read:

* The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in the common stocks comprising the Index.

Mid Cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

For the six-month period ended June 30, 2005, the Thrivent Mid Cap Index Portfolio returned 3.82% while the S&P MidCap 400 gained 3.85%. By comparison, the Portfolio's peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 3.65% over the same six months.

What market conditions were present during the period?

The overall equity market produced low to moderate returns during the past six months. Factors contributing to this mediocre performance include: increasing oil prices (more than $50 a barrel), inflation fears, continued hikes in short-term interest rates, and slowing corporate profit growth.

Mid-cap stocks enjoyed a six-month period of outperformance versus their small- and large- company counterparts. Mid-cap sectors that performed well were energy, utilities and consumer staples. The energy sector was boosted by continued high oil prices driven by global demand, tight refining capacity, and market speculation. Mid-cap sectors that underperformed included materials and technology. Materials suffered from investor worries over too much capacity and not enough demand, while technology dragged due to continued poor performance in the computer systems industry and almost all of the semiconductor-related industries (equipment, chips, boards).

What factors affected the Portfolio's performance?

Due to our indexing approach to management, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap 400 Index is widely regarded as a leading gauge of mid-sized companies and covers all major market sectors. As is typically the case with index portfolios, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.

That said, we did make some pre-emptive modifications to the Portfolio's composition over the period in order to accommodate Standard & Poor's upcoming shift of its indexes to float-adjusted market capitalization weightings. This change to a "free-float" structure is seen as a necessary step in keeping the S&P U.S. indexes relevant and reliable for investment management and investors alike.

Knowing that the Standard & Poor's shift would occur in two stages-a partial-float adjustment in March 2005 and a full-float adjustment in September 2005-we evaluated relevant factors and possible implications before incrementally shifting the Portfolio closer to what the revised S&P MidCap 400 Index would entail. We're still in the process of making careful, systematic shifts in order to avoid excessive turnover and trading costs. We believe our decision to act pre-emptively served the Portfolio (and investors) well, allowing us to stay fully invested and to maximize our opportunity for competitive performance. As an investor in the Portfolio, you should not notice any material changes in the Portfolio due to this transition.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary                           16.2%
Financials                                       15.2%
Information Technology                           12.2%
Health Care                                      10.5%
Industrials                                       9.7%
Energy                                            7.4%
Utilities                                         6.7%
Consumer Staples                                  3.8%
Materials                                         3.6%
Telecommunications Services                       0.4%

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     85.7%
Collateral Held for Securities Loaned            12.1%
Short Term Investments                            2.2%


Top 10 Holdings
(% of Portfolio)

Legg Mason, Inc.                                  0.9%
D.R. Horton, Inc.                                 0.8%
Murphy Oil Corporation                            0.7%
Lennar Corporation                                0.7%
Weatherford International, Ltd.                   0.7%
Whole Foods Market, Inc.                          0.6%
Coventry Health Care, Inc.                        0.6%
Smith International, Inc.                         0.6%
Noble Energy, Inc.                                0.5%
Cognizant Technology
Solutions Corporation                             0.5%

Footnote reads:

These common stocks represent 6.6% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. There continues to be modest growth in the economy and a steadily improving job market. However, high oil prices and inflationary fears could hamper consumer spending and cause economic growth to stall. Should that happen, we may see investors start to flee small-company stocks for the relative safety of larger, established companies -- especially those that pay dividends. That should bode well for mid-caps, too. Even amidst market shifts, we believe strongly that mid-cap stocks provide a diversified growth portfolio with good price appreciation over the long term.

Portfolio Facts
as of June 30, 2005


Net Assets                 $159,040,837             NAV          $13.34
NAV -- High+        2/25/2005 -- $13.50
NAV -- Low+         4/15/2005 -- $12.18

Number of Holdings: 402    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                  From
                                                             Inception
                                                   1 Year      3/1/2001
-----------------------------------------------------------------------
                                                   13.64%         8.53%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                             Mid Cap           S&P       Consumer
                               Index    MidCap 400         Price
Date                       Portfolio        Index*       Index**
----------------------------------------------------------------
        March 1,  2001       $10,000       $10,000       $10,000
                  2001         9,300         9,292        10,023
                  2001        10,304        10,317        10,063
                  2001        10,543        10,557        10,108
                  2001        10,499        10,515        10,125
                  2001        10,341        10,358        10,097
                  2001         9,998        10,019        10,097
                  2001         8,779         8,773        10,142
                  2001         9,154         9,161        10,108
                  2001         9,815         9,843        10,091
                  2001        10,311        10,351        10,051
                  2002        10,250        10,297        10,074
                  2002        10,260        10,310        10,114
                  2002        10,976        11,047        10,171
                  2002        10,915        10,995        10,228
                  2002        10,734        10,810        10,228
                  2002         9,959        10,019        10,233
                  2002         9,009         9,048        10,245
                  2002         9,054         9,094        10,279
                  2002         8,331         8,361        10,296
                  2002         8,684         8,723        10,321
                  2002         9,176         9,228        10,321
                  2002         8,800         8,849        10,299
                  2003         8,541         8,590        10,344
                  2003         8,337         8,386        10,424
                  2003         8,406         8,456        10,487
                  2003         9,009         9,070        10,464
                  2003         9,750         9,821        10,447
                  2003         9,868         9,946        10,458
                  2003        10,213        10,299        10,470
                  2003        10,668        10,765        10,509
                  2003        10,500        10,601        10,544
                  2003        11,287        11,402        10,532
                  2003        11,674        11,799        10,504
                  2003        11,863        11,998        10,492
                  2004        12,113        12,258        10,544
                  2004        12,397        12,552        10,600
                  2004        12,443        12,606        10,669
                  2004        12,028        12,192        10,703
                  2004        12,272        12,445        10,766
                  2004        12,545        12,728        10,800
                  2004        11,956        12,134        10,783
                  2004        11,920        12,102        10,788
                  2004        12,267        12,460        10,811
                  2004        12,457        12,659        10,868
                  2004        13,194        13,413        10,874
                  2004        13,732        13,975        10,834
                  2005        13,380        13,618        10,857
                  2005        13,825        14,075        10,919
                  2005        13,671        13,919        11,005
                  2005        13,134        13,378        11,079
                  2005        13,924        14,183        11,067
         June 30, 2005       $14,257       $14,512       $11,073

Footnotes read:

* The S&P Mid Cap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P Mid Cap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[LOGOS OMITTED: MERCATOR ASSET MANAGEMENT AND T. ROWE PRICE]

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price
International, Inc.

The Thrivent Partner International Stock seeks long-term growth of capital by investing primarily in foreign stocks.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2005?

The Thrivent Partner International Stock Portfolio returned -2.61%, falling slightly short of the -1.08% median return of its peer group, as represented by the Lipper International Stock Funds Category. The Portfolio also underperformed its benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, which fell -0.85% during the six months.

What market conditions were present during the period?

Overseas stock markets declined in the first half of 2005, modestly underperforming their U.S. counterparts. Concerns about record high oil prices and rising short-term interest rates were partly to blame as global economic growth lost momentum. Despite rising short-term interest rates, long-term rates fell. This was largely due to the tremendous amount of liquidity around the world created by a high level of global savings. During the period, the U.S. dollar rebounded against major foreign currencies, reducing returns for U.S. investors.

The engines of economic growth continued to be the U.S. and China. Europe's growth was anemic while Japan exhibited signs of an improving trend. The economies in the less-developed areas of the world, such as Asia and Latin America, continued to do relatively well. In dollar terms, Asian markets (excluding Japan) posted the best results, European markets were largely unchanged, and Japanese stocks suffered the most significant declines. Emerging markets, led by a surge in Latin American stocks, strongly outpaced developed markets.

What factors affected the Portfolio's performance?

Weakness in the Portfolio's financial and consumer stocks, a lower-than-index weighting in Asia (excluding Japan) and disappointing stock selection in the United Kingdom hindered our relative performance. Nomura Holdings, the largest brokerage firm in Japan, reported a substantial decline in earnings. Another poor performer was Sumitomo Trust and Banking, one of Japan's trust banks. In the consumer sector, European home improvement retailer Kingfisher slumped after warning of lower profits, while satellite provider British Sky Broadcasting fell as retaining and attracting customers became increasingly expensive. Two other holdings that significantly detracted from performance were Portugal Telecom, a global telecommunications operator, and Stora Enso, a paper, packaging and forest products company from Finland.

On a regional basis, the Portfolio's larger-than-index weighting in emerging markets stocks contributed positively to performance. Many of the Portfolio's top individual performers were Latin American stocks. Our performance was also particularly enhanced by holdings in the energy sector, which benefited from the sharp rise in oil prices. Brazilian company Petrobras, the largest oil producer in Latin America, advanced as production output increased. Larger-than-index weightings in two European oil producers, Total and Shell Transport & Trading, also contributed favorably to results.

Although telecommunication services and information technology stocks were among the worst-performing sectors globally, our stock selection in these sectors enhanced relative performance. Mexican wireless provider America Movil rallied sharply as it continued to build its Latin American business. In the information technology sector, the best contributor was I-Flex, an Indian company that provides IT services to the financial industry. Other strong-performing stocks included Hong Kong's Swire Pacific, a diversified company with interests in many industries; Atlas Copco, a leader in construction and mining tools and equipment from Sweden; Iberdrola, an electric utility from Spain; and Adidas-Salomon, the athletic apparel company from Germany.



[GRAPHIC OMITTED: TOP INDUSTRIES]
Top Industries
(% of Portfolio)

Financials                                       25.1%
Consumer Discretionary                           14.2%
Industrials                                       9.8%
Consumer Staples                                  6.6%
Health Care                                       6.4%
Telecommunications Services                       6.2%
Energy                                            5.4%
Information Technology                            4.3%
Materials                                         3.1%

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]
Portfolio Composition
(% of Portfolio)

Common Stock                                     81.9%
Collateral Held for Securities Loaned            15.5%
Short Term Investments                            2.6%


Top 10 Countries
(% of Portfolio)

United Kingdom                                   16.2%
Japan                                            15.5%
France                                            7.3%
Switzerland                                       6.7%
Spain                                             5.0%
Germany                                           4.6%
Italy                                             4.1%
Netherlands                                       3.3%
Mexico                                            2.1%
South Korea                                       1.9%

Footnote reads:

These common stocks represent 66.7% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

Although high energy prices remain a major concern for equity markets, it does not appear that growth has been materially affected yet by the rising costs. Earnings estimates have become weaker globally, but balance sheets are generally healthy. We expect companies to continue generating positive earnings growth, albeit at a slower rate. Slowdowns in Chinese growth or U.S. consumption remain the largest influences on global growth in the near term. As investors seek to reduce risk, large-cap stocks tend to outperform. The Portfolio is well positioned to benefit from this trend.



Portfolio Facts
as of June 30, 2005


Net Assets                 $797,924,849             NAV          $11.67
NAV -- High+         3/4/2005 -- $12.39
NAV -- Low+         4/28/2005 -- $11.45

Number of Holdings: 183    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                  From
                                             Inception
1  Year                 5-Year               1/18/1996
-----------------------------------------------------------------
9.98%                   -3.27%                   3.91%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                              Partner
                        International          MSCI     Consumer
                                Stock          EAFE        Price
Date                        Portfolio        Index*      Index**
-----------------------------------------------------------------
       January 18, 1996       $10,000       $10,000       $10,000
                   1996        10,014        10,025        10,059
                   1996         9,988        10,062        10,091
                   1996        10,113        10,278        10,143
                   1996        10,370        10,579        10,182
                   1996        10,351        10,387        10,202
                   1996        10,483        10,448        10,208
                   1996        10,152        10,145        10,228
                   1996        10,305        10,170        10,248
                   1996        10,548        10,443        10,280
                   1996        10,495        10,339        10,313
                   1996        10,980        10,753        10,332
                   1996        11,041        10,617        10,332
                   1997        10,886        10,248        10,365
                   1997        10,998        10,418        10,397
                   1997        10,982        10,458        10,423
                   1997        11,051        10,516        10,436
                   1997        11,754        11,203        10,430
                   1997        12,256        11,824        10,443
                   1997        12,585        12,017        10,456
                   1997        11,449        11,122        10,476
                   1997        12,212        11,748        10,502
                   1997        11,322        10,847        10,528
                   1997        11,291        10,739        10,521
                   1997        11,351        10,835        10,508
                   1998        11,754        11,334        10,528
                   1998        12,440        12,063        10,547
                   1998        12,869        12,438        10,567
                   1998        12,970        12,539        10,586
                   1998        12,946        12,481        10,606
                   1998        12,942        12,578        10,619
                   1998        13,101        12,708        10,632
                   1998        11,499        11,137        10,645
                   1998        11,242        10,798        10,658
                   1998        12,240        11,927        10,684
                   1998        12,799        12,541        10,684
                   1998        13,251        13,039        10,678
                   1999        13,120        13,003        10,704
                   1999        12,888        12,696        10,717
                   1999        13,410        13,229        10,749
                   1999        13,907        13,768        10,827
                   1999        13,275        13,062        10,827
                   1999        13,781        13,575        10,827
                   1999        14,042        13,981        10,860
                   1999        14,197        14,035        10,886
                   1999        14,279        14,180        10,938
                   1999        14,750        14,714        10,958
                   1999        15,780        15,228        10,964
                   1999        17,774        16,598        10,964
                   2000        16,675        15,546        10,990
                   2000        17,580        15,968        11,055
                   2000        17,766        16,590        11,147
                   2000        16,775        15,720        11,153
                   2000        16,176        15,339        11,160
                   2000        16,975        15,942        11,225
                   2000        16,419        15,277        11,244
                   2000        16,812        15,413        11,257
                   2000        15,761        14,665        11,316
                   2000        15,158        14,322        11,336
                   2000        14,378        13,788        11,342
                   2000        14,909        14,281        11,336
                   2001        15,077        14,275        11,407
                   2001        13,744        13,205        11,453
                   2001        12,685        12,331        11,479
                   2001        13,708        13,196        11,524
                   2001        13,105        12,741        11,577
                   2001        12,566        12,224        11,596
                   2001        12,274        12,003        11,564
                   2001        11,967        11,701        11,564
                   2001        10,727        10,519        11,616
                   2001        11,058        10,788        11,577
                   2001        11,528        11,186        11,557
                   2001        11,774        11,253        11,511
                   2002        11,211        10,656        11,538
                   2002        11,330        10,731        11,583
                   2002        11,933        11,317        11,648
                   2002        11,856        11,399        11,713
                   2002        11,865        11,554        11,713
                   2002        11,378        11,098        11,720
                   2002        10,100        10,003        11,733
                   2002        10,071         9,983        11,772
                   2002         8,929         8,913        11,792
                   2002         9,570         9,393        11,821
                   2002        10,117         9,820        11,821
                   2002         9,721         9,491        11,795
                   2003         9,285         9,095        11,847
                   2003         8,955         8,888        11,938
                   2003         8,740         8,720        12,010
                   2003         9,687         9,584        11,984
                   2003        10,271        10,174        11,964
                   2003        10,433        10,426        11,977
                   2003        10,592        10,680        11,991
                   2003        10,859        10,939        12,036
                   2003        11,089        11,279        12,075
                   2003        11,668        11,982        12,062
                   2003        11,909        12,251        12,030
                   2003        12,761        13,208        12,017
                   2004        12,884        13,396        12,075
                   2004        13,183        13,707        12,140
                   2004        13,214        13,790        12,219
                   2004        12,694        13,490        12,258
                   2004        12,805        13,548        12,330
                   2004        13,068        13,850        12,369
                   2004        12,551        13,403        12,349
                   2004        12,670        13,465        12,356
                   2004        12,913        13,819        12,382
                   2004        13,308        14,291        12,447
                   2004        14,071        15,271        12,453
                   2004        14,758        15,942        12,408
                   2005        14,458        15,651        12,434
                   2005        15,046        16,330        12,506
                   2005        14,626        15,927        12,603
                   2005        14,250        15,570        12,688
                   2005        14,287        15,594        12,675
          June 30, 2005       $14,372       $15,807       $12,682


Footnotes read:

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[LOGO OMITTED: FIDELITY INVESTMENTS]

Thrivent Partner All Cap Portfolio

Subadvised by Fidelity Management & Research Company

The Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

The Thrivent Partner All Cap Portfolio returned 4.91% for the semiannual reporting period, outpacing both its Lipper peer group and market benchmark. The Lipper Multi-Cap Core Funds Index posted a median return of -0.63% while the Russell 3000 Index fell -0.01% over the same time frame.

What market conditions were present during the period?

During the six months, equity markets, as measured by the major indices, made little progress. However, the benign overall returns for the period masked a rather severe sell-off for stocks in April and May. The catalyst for the decline was deterioration in investor confidence due to persistent interest rate increases by the Federal Reserve, higher oil prices, moderating economic growth and unsettling near-term inflation reports. A robust and broad market advance in June returned prices to levels that existed at the beginning of 2005.

At the sector level, materials companies experienced some weakness as last year's strong demand for commodities primarily from China moderated. Oil and natural gas prices continued to trend upward, with oil exceeding $60 per barrel late in the period before falling to the mid-$50s. Health care, consumer staples and technology companies -- areas of particular weakness in the first four months of the period -- came back into favor. Health care and consumer staples benefited from investors' increased preference for higher-quality, lower-volatility assets in the face of heightened economic uncertainty. In technology, company performance that exceeded investor expectations plus a severely oversold condition in May provided the catalysts for a strong June recovery.

What factors affected the Portfolio's performance?

The Portfolio achieved excellent results during the reporting period. Most of the outperformance of its benchmarks was due to solid stock selection, although sector and industry allocations produced some advantage. In particular, our holdings in the consumer discretionary sector, an area of generally poor performance, added significantly to the Portfolio's overall results. Exposure to homebuilders KB Home, D.R. Horton and Hovnanian Enterprises aided our returns versus the benchmark. Positions in American Eagle Outfitters and Urban Outfitters, two specialty retailers, were also positive contributors. In technology, a sector that produced generally disappointing returns, the Internet search engine company Google added meaningfully to our results. Finally, our lower-than-index weighting in the materials segment also benefited Portfolio returns.

Holdings in the financial and industrial sectors moderately limited the Portfolio's returns, with particularly disappointing results in consumer and diversified finance. In the marine industry, Excel Maritime Carriers provided sub-par returns as the decline in commodity prices also negatively impacted shipping rates. Our positions in Tyco International and General Electric were also not rewarding during this period, reflecting investors' less optimistic outlook for robust economic growth in the second half of 2005.


[GRAPHIC OMITTED: TOP INDUSTRIES]
Top Industries
(% of Portfolio)

Financials                                       16.8%
Information Technology                           12.7%
Health Care                                      11.5%
Consumer Discretionary                           10.5%
Industrials                                      10.0%
Consumer Staples                                  8.7%
Energy                                            8.0%
Utilities                                         3.0%
Telecommunications Services                       2.7%
Materials                                         2.5%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]
Portfolio Composition
(% of Portfolio)

Common Stock                                     86.4%
Collateral Held for Securities Loaned            12.3%
Short Term Investments                            1.3%


Top 10 Holdings
(% of Portfolio)

Bank of America Corporation                       3.2%
Altria Group, Inc.                                2.4%
TXU Corporation                                   2.3%
Lone Star Technologies, Inc.                      1.9%
Countrywide Financial Corporation                 1.7%
Johnson & Johnson                                 1.7%
Apple Computer, Inc.                              1.6%
Nextel Communications, Inc.                       1.5%
General Electric Company                          1.5%
Exxon Mobil Corporation                           1.5%

Footnote reads:
These common stocks represent 19.3% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


What is your outlook?

We anticipate that the economic recovery will continue at a more moderate pace for the remainder of 2005. As the economic and stock market cycles mature, we believe individual stock selection will be the key to outperforming the market. Although small-cap stocks have been one of the sweet spots of the market during the past several years, we now believe the valuations of large-cap stocks are more attractive. Also, we've seen the performance gap between value stocks and growth stocks close significantly during the past year.

Regardless of the market climate, our focus will remain on generating better returns than our peers and benchmark through a portfolio of stocks representing all market capitalization groups. We expect to maintain our sector-neutral approach whereby the Portfolio's sector weightings are largely the same as its benchmark. We believe we can derive the most excess return for the Portfolio through industry emphasis and strong stock selection.

Portfolio Facts
as of June 30, 2005


Net Assets                  $69,336,319             NAV           $9.28
NAV -- High+         6/22/2005 -- $9.40
NAV -- Low+          4/15/2005 -- $8.56

Number of Holdings: 126    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                  From
                                                             Inception
                                                   1 Year    11/30/2001
-----------------------------------------------------------------------
                                                   14.60%        -1.82%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1



                             Partner       Russell      Consumer
                             All Cap          3000         Price
Date                       Portfolio        Index*       Index**
-------------------------------------------------------------------------------
     November 30, 2001       $10,000       $10,000       $10,000
                  2001        10,310        10,141         9,961
                  2002         9,754        10,014         9,983
                  2002         9,579         9,809        10,023
                  2002        10,156        10,239        10,079
                  2002         9,647         9,702        10,135
                  2002         9,207         9,589        10,135
                  2002         7,882         8,899        10,141
                  2002         7,027         8,192        10,152
                  2002         6,879         8,230        10,186
                  2002         6,092         7,366        10,203
                  2002         6,433         7,952        10,228
                  2002         6,707         8,433        10,228
                  2002         6,358         7,957        10,206
                  2003         6,182         7,762        10,251
                  2003         6,131         7,634        10,330
                  2003         6,181         7,714        10,392
                  2003         6,430         8,344        10,369
                  2003         6,832         8,848        10,353
                  2003         6,874         8,967        10,364
                  2003         6,949         9,173        10,375
                  2003         7,142         9,376        10,415
                  2003         7,109         9,275        10,448
                  2003         7,407         9,836        10,437
                  2003         7,591         9,971        10,409
                  2003         7,853        10,428        10,398
                  2004         7,849        10,645        10,448
                  2004         8,036        10,788        10,505
                  2004         7,920        10,660        10,573
                  2004         7,681        10,440        10,606
                  2004         7,912        10,592        10,668
                  2004         8,169        10,802        10,702
                  2004         7,839        10,394        10,685
                  2004         7,781        10,437        10,691
                  2004         8,039        10,597        10,714
                  2004         8,230        10,771        10,770
                  2004         8,635        11,272        10,776
                  2004         8,924        11,673        10,736
                  2005         8,961        11,362        10,759
                  2005         9,278        11,613        10,821
                  2005         9,033        11,416        10,905
                  2005         8,723        11,168        10,979
                  2005         9,197        11,591        10,967
         June 30, 2005        $9,362       $11,672       $10,973

Footnotes read:

* The Russell 3000 Index is an index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.


1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.





[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap
Growth Portfolio

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the review period, the Portfolio returned -1.24%, while its benchmark, the Russell 1000 Growth Index, returned -1.72%. The Portfolio's peer group, the Lipper Large Cap Growth Funds Category, delivered -1.74% for the same time frame.

What market conditions were present during the period?

The prolonged rally in oil prices, perceived soft patches in economic growth and continued short-term interest-rate hikes by the Federal Reserve Board (the Fed) all succeeded in dampening U.S. equity market performance quite significantly over the six-month period. With no prominent trends emerging across industry sectors, performance was found on a stock-by-stock basis, as most sectors, with the exception of energy, health care, utilities and housing, struggled. Corporate profits slowed as the market remained locked in a "wait and see" mode regarding where and when the Fed will finally stop hiking short-term rates.

What factors affected the Portfolio's performance?

In general, our decisions regarding the Portfolio's areas of emphasis most significantly added to our performance for the period, on both an absolute and relative basis.

First, our overweighted exposure to energy stocks proved to most significantly support our performance versus both the benchmark and our peers. Our emphasis on energy-services related stocks, such as stocks of drilling and coal-related companies, also added to our returns. Many of these types of companies enjoyed a continuation of strong orders and pricing power due to the prolonged boom in oil prices, and were solid outperformers for the Portfolio.

Similarly, our overweighted exposure to health care stocks, which are typically immune to ups and downs in the economy, strongly added to our relative returns. Holdings such as Genentech and Gilead Sciences added to performance, as did some of our health care services stocks, such as United Healthcare, which continued to deliver strong, consistent, performance thanks to good enrollment growth and pricing increases.

Our decision to overweight the Portfolio's exposure to homebuilding company stocks helped the Portfolio's returns, since homebuilding has enjoyed strong tailwinds thanks to the continued boom in residential housing prices and starts.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                           25.8%
Health Care                                      20.6%
Consumer Discretionary                           16.9%
Financials                                        9.5%
Consumer Staples                                  7.9%
Industrials                                       7.9%
Energy                                            5.2%
Telecommunications Services                       1.5%
Materials                                         1.2%



[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     96.5%
Collateral Held for Securities Loaned             3.0%
Short Term Investments                            0.5%


Top 10 Holdings
(% of Portfolio)

Johnson & Johnson                                 2.5%
Dell, Inc.                                        2.5%
Microsoft Corporation                             2.3%
UnitedHealth Group, Inc.                          2.2%
General Electric Company                          2.0%
Cisco Systems, Inc.                               1.9%
Intel Corporation                                 1.7%
Genentech, Inc.                                   1.7%
Amgen, Inc.                                       1.5%
Procter & Gamble Company                          1.4%

Footnote reads:
These common stocks represent 19.7% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



On the negative side, overall pressure in the U.S. equity markets made positive performance hard to come by. Additionally, had we more aggressively overweighted our exposure to energy, we might have added to our relative performance for the period. However, our investment process is driven by individual security analysis, so we believe to do so would have conflicted with our overall investment process and philosophy.

What is your outlook?

While the market-at-large has struggled recently, we see pockets of opportunities in certain stocks whose companies are showing good earnings growth and noteworthy product innovations. As such, we believe outperformance in the coming months will be found on a stock-by-stock basis, which falls in line with our disciplined, bottom-up, individual security selection process. The continuance of a "stock-picker's" market could again bode well for the Portfolio, given our investment approach.

Portfolio Facts
as of June 30, 2005

Net Assets               $2,296,725,652             NAV          $14.46
NAV -- High+        6/17/2005 -- $14.73
NAV -- Low+         4/20/2005 -- $13.48

Number of Holdings: 228    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

1 Year                   5-Year                 10-Year
-------------------------------------------------------
 3.71%                   -6.75%                   9.55%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                           Russell
                          Large Cap           1000     Consumer
                             Growth         Growth        Price
Date                      Portfolio         Index*      Index**
---------------------------------------------------------------
         June 30, 1995        10,000        10,000        10,000
                  1995        10,536        10,416        10,000
                  1995        10,568        10,427        10,026
                  1995        10,899        10,908        10,046
                  1995        10,929        10,915        10,079
                  1995        11,329        11,339        10,072
                  1995        11,348        11,404        10,066
                  1996        11,623        11,786        10,125
                  1996        11,866        12,001        10,157
                  1996        11,907        12,017        10,210
                  1996        12,333        12,333        10,249
                  1996        12,604        12,764        10,269
                  1996        12,440        12,781        10,275
                  1996        11,905        12,032        10,295
                  1996        12,372        12,343        10,315
                  1996        13,125        13,242        10,348
                  1996        13,349        13,322        10,380
                  1996        14,198        14,322        10,400
                  1996        13,891        14,041        10,400
                  1997        14,810        15,026        10,433
                  1997        14,623        14,924        10,466
                  1997        13,935        14,117        10,492
                  1997        14,583        15,054        10,505
                  1997        15,616        16,141        10,498
                  1997        16,281        16,787        10,511
                  1997        17,722        18,271        10,525
                  1997        17,017        17,202        10,544
                  1997        17,960        18,048        10,571
                  1997        17,362        17,381        10,597
                  1997        17,832        18,119        10,590
                  1997        18,083        18,322        10,577
                  1998        18,210        18,870        10,597
                  1998        19,494        20,290        10,616
                  1998        20,477        21,099        10,636
                  1998        20,829        21,391        10,656
                  1998        20,325        20,784        10,675
                  1998        21,104        22,056        10,689
                  1998        20,874        21,910        10,702
                  1998        17,346        18,622        10,715
                  1998        18,659        20,053        10,728
                  1998        20,117        21,664        10,754
                  1998        21,427        23,312        10,754
                  1998        23,215        25,414        10,748
                  1999        24,675        26,907        10,774
                  1999        23,647        25,678        10,787
                  1999        25,147        27,030        10,820
                  1999        26,001        27,064        10,898
                  1999        25,474        26,233        10,898
                  1999        27,311        28,070        10,898
                  1999        26,502        27,178        10,931
                  1999        26,457        27,622        10,957
                  1999        26,558        27,042        11,010
                  1999        28,415        29,084        11,030
                  1999        30,198        30,653        11,036
                  1999        33,338        33,841        11,036
                  2000        32,181        32,255        11,062
                  2000        34,710        33,831        11,128
                  2000        36,651        36,253        11,220
                  2000        34,741        34,528        11,226
                  2000        33,063        32,789        11,233
                  2000        35,309        35,274        11,298
                  2000        34,739        33,804        11,318
                  2000        37,951        36,865        11,331
                  2000        35,799        33,377        11,390
                  2000        34,716        31,798        11,410
                  2000        30,944        27,111        11,416
                  2000        31,688        26,253        11,410
                  2001        32,950        28,067        11,482
                  2001        28,913        23,302        11,528
                  2001        26,588        20,766        11,554
                  2001        29,334        23,393        11,600
                  2001        29,100        23,048        11,652
                  2001        28,294        22,514        11,672
                  2001        27,341        21,952        11,639
                  2001        24,968        20,157        11,639
                  2001        22,191        18,144        11,692
                  2001        23,248        19,096        11,652
                  2001        25,485        20,930        11,633
                  2001        25,626        20,891        11,587
                  2002        24,844        20,522        11,613
                  2002        23,558        19,670        11,659
                  2002        24,659        20,351        11,725
                  2002        22,624        18,690        11,790
                  2002        22,205        18,238        11,790
                  2002        20,251        16,551        11,797
                  2002        18,638        15,641        11,810
                  2002        18,780        15,688        11,849
                  2002        16,968        14,060        11,869
                  2002        18,435        15,350        11,899
                  2002        19,421        16,184        11,899
                  2002        17,940        15,066        11,872
                  2003        17,577        14,700        11,925
                  2003        17,450        14,633        12,017
                  2003        17,782        14,905        12,089
                  2003        19,169        16,007        12,063
                  2003        20,165        16,806        12,043
                  2003        20,365        17,037        12,056
                  2003        20,980        17,462        12,069
                  2003        21,549        17,896        12,115
                  2003        21,163        17,704        12,154
                  2003        22,472        18,699        12,141
                  2003        22,651        18,894        12,109
                  2003        23,410        19,548        12,095
                  2004        23,889        19,947        12,154
                  2004        24,043        20,074        12,220
                  2004        23,721        19,701        12,299
                  2004        23,084        19,472        12,338
                  2004        23,600        19,835        12,410
                  2004        24,005        20,083        12,450
                  2004        22,569        18,948        12,430
                  2004        22,432        18,854        12,437
                  2004        22,931        19,034        12,463
                  2004        23,328        19,331        12,529
                  2004        24,335        19,994        12,535
                  2004        25,207        20,779        12,489
                  2005        24,337        20,273        12,515
                  2005        24,445        20,699        12,588
                  2005        24,107        20,333        12,686
                  2005        23,521        19,948        12,771
                  2005        24,813        20,582        12,758
         June 30, 2005       $24,894       $20,611       $12,765



Footnotes read:

* The Russell 1000 Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the review period, the Portfolio returned -1.21%, while its benchmark, the Russell 1000 Growth Index, returned -1.72%. The Portfolio's peer group, the Lipper Large Cap Growth Funds Category, delivered -1.74% for the same time frame.

What market conditions were present during the period?

The prolonged rally in oil prices, perceived soft patches in economic growth and continued short-term interest-rate hikes by the Federal Reserve Board (the Fed) all succeeded in dampening U.S. equity market performance quite significantly over the six-month period. With no prominent trends emerging across industry sectors, performance was found on a stock-by-stock basis, as most sectors, with the exception of energy, health care, utilities and housing, struggled. Corporate profits slowed as the market remained locked in a "wait and see" mode regarding where and when the Fed will finally stop hiking short-term rates.

What factors affected the Portfolio's performance?

Our overweighted exposure to energy stocks proved to most significantly support our performance versus both the benchmark and our peers. Our emphasis on energy-services related stocks, such as stocks of drilling and coal-related companies, also added to our returns. Many of these types of companies enjoyed a continuation of strong orders and pricing power due to the prolonged boom in oil prices, and were solid outperformers for the Portfolio.

Similarly, our overweighted exposure to health care stocks, which are typically immune to ups and downs in the economy, strongly added to our relative returns. Holdings such as Genentech and Gilead Sciences added to performance, as did some of our health care services stocks, such as United Healthcare, which continued to deliver strong, consistent performance thanks to good enrollment growth and pricing increases.

Our overweighted exposure to homebuilding company stocks helped our relative returns, an area of the market that has enjoyed strong tailwinds thanks to the continued boom in residential housing prices and starts.

On the negative side, overall pressure in the U.S. equity markets made positive performance hard to come by. Additionally, had we more aggressively overweighted our exposure to energy, we might have added to our relative performance for the period. However, our investment process in driven by individual security analysis, so we believe to do so would have conflicted with our overall investment process and philosophy.

[GRAPHIC OMITTED: TOP INDUSTRIES]
Top Industries
(% of Portfolio)

Information Technology                           26.0%
Health Care                                      20.7%
Consumer Discretionary                           17.1%
Financials                                        9.5%
Consumer Staples                                  8.0%
Industrials                                       7.9%
Energy                                            5.3%
Telecommunications Services                       1.6%
Materials                                         1.2%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     97.3%
Collateral Held for Securities Loaned             2.5%
Short Term Investments                            0.2%

Top 10 Holdings
(% of Portfolio)

Johnson & Johnson                                 2.5%
Dell, Inc.                                        2.5%
Microsoft Corporation                             2.3%
UnitedHealth Group, Inc.                          2.2%
General Electric Company                          2.0%
Cisco Systems, Inc.                               2.0%
Intel Corporation                                 1.7%
Genentech, Inc.                                   1.7%
Amgen, Inc.                                       1.5%
Procter & Gamble Company                          1.4%

Footnote reads:
These common stocks represent 19.8% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.





What is your outlook?

While the market-at-large has struggled recently, we see pockets of opportunities in certain stocks whose companies are showing good earnings growth and noteworthy product innovations. As such, we believe outperformance in the coming months will again be found on a stock-by-stock basis, which falls in line with our disciplined, bottom-up, individual security selection process. The continuance of a "stock-picker's" market could again bode well for the Portfolio, given our investment approach.

We will continue our quest to identify promising opportunities within the large-cap growth arena at what we consider to be fair value. That said, since we expect energy prices to remain in the high range, we intend to maintain our emphasis on these stocks, while seeking performance potential in other areas of the market, such as technology.

Portfolio Facts
as of June 30, 2005


Net Assets                  $42,215,308             NAV           $9.57
NAV -- High+         6/17/2005 -- $9.75
NAV -- Low+          4/20/2005 -- $8.92

Number of Holdings: 227    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                  From
                                                             Inception
                                                   1 Year    11/30/2001
-----------------------------------------------------------------------
                                                    3.80%        -0.94%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                           Russell
                           Large Cap          1000      Consumer
                              Growth        Growth         Price
Date                    Portfolio II         Index**      Index*
----------------------------------------------------------------
     November 30, 2001        10,000        10,000        10,000
                  2001        10,089         9,981         9,961
                  2002         9,758         9,805         9,983
                  2002         9,456         9,398        10,023
                  2002         9,875         9,723        10,079
                  2002         9,258         8,929        10,135
                  2002         9,073         8,714        10,135
                  2002         8,367         7,907        10,141
                  2002         7,782         7,473        10,152
                  2002         7,839         7,495        10,186
                  2002         7,195         6,718        10,203
                  2002         7,687         7,334        10,228
                  2002         8,019         7,732        10,228
                  2002         7,412         7,198        10,206
                  2003         7,253         7,023        10,251
                  2003         7,220         6,991        10,330
                  2003         7,305         7,121        10,392
                  2003         7,854         7,648        10,369
                  2003         8,296         8,029        10,353
                  2003         8,366         8,140        10,364
                  2003         8,554         8,343        10,375
                  2003         8,708         8,550        10,415
                  2003         8,465         8,459        10,448
                  2003         8,876         8,934        10,437
                  2003         8,861         9,027        10,409
                  2003         9,098         9,339        10,398
                  2004         9,285         9,530        10,448
                  2004         9,332         9,591        10,505
                  2004         9,205         9,413        10,573
                  2004         8,956         9,303        10,606
                  2004         9,156         9,477        10,668
                  2004         9,313         9,595        10,702
                  2004         8,758         9,053        10,685
                  2004         8,705         9,008        10,691
                  2004         8,897         9,094        10,714
                  2004         9,051         9,236        10,770
                  2004         9,441         9,553        10,776
                  2004         9,786         9,928        10,736
                  2005         9,449         9,685        10,759
                  2005         9,491         9,917        10,821
                  2005         9,361         9,743        10,905
                  2005         9,134         9,573        10,979
                  2005         9,636         9,879        10,967
         June 30, 2005        $9,667        $9,756       $10,973


Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Russell 1000 Growth Index is an index comprised of those Russell
   1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[LOGO OMITTED: T. ROWE PRICE]

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.


How did the Portfolio perform during the six-month period ended
June 30, 2005?

The Thrivent Partner Growth Stock Portfolio returned -1.25% for the period, performing in line with the median return of -1.26% for its peer group, as represented by the Lipper Large Cap Growth Funds Category. The Portfolio slightly outpaced its benchmark, the S&P 500/Barra Growth Index, which returned -1.73% over the same time frame.

What market conditions were present during the period?

The markets fluctuated quite dramatically during the six months, struggling to digest a host of conflicting market and economic information. Investors appeared particularly concerned about the Federal Reserve's ongoing campaign to raise short-term interest rates, very high energy and commodity prices and some troubling inflation data. Early in the period the market retreated, with growth stocks experiencing a disproportionate amount of the sell-off. The tide shifted later on as solid corporate earnings reports restored investor confidence and helped growth stocks outpace value-oriented stocks. In terms of sectors, a rather severe sell-off in technology stocks in the first four months of 2005 was mitigated by a sharp upward reversal in stock prices late in the reporting period. Other traditional growth segments like health care and consumer staples also achieved better relative results later in the period.

What factors affected the Portfolio's performance?

After the early-year downdraft in the markets caused a significant decline for the Portfolio, it experienced a strong recovery in the second half of the period. Specifically, the Portfolio benefited from some of its holdings in the health care and telecommunications sectors. In addition, several key positions in the metals and mining industry helped to cushion the Portfolio's early decline. The performance of the information technology sector powered the Portfolio's second quarter rebound. In May, technology stocks climbed 9% -- their best one-month return since October 2003. However, this strong showing could not offset earlier losses, and technology remained one of the Portfolio's weakest sectors for the period as a whole. Also, our limited exposure to more-defensive, value-oriented sectors such as utilities and energy set the Portfolio back significantly in the first part of the period.

In terms of specific holdings, our position in specialty glass producer Corning meaningfully aided returns. Holdings in Dell and EMC, a storage hardware company, also added to our results, as did a position in Crown Castle International, a provider of data transmission networks and facilities. A less-than-index weighting in eBay was also a positive contributor during the period as that stock's price declined.

A few individual Portfolio holdings were hurt by major corporate setbacks. For example, pharmaceutical company Elan had to shelve its multiple sclerosis drug Tysabri after it was linked to potentially fatal side effects. Insurer AIG was under intense scrutiny after admitting to improper accounting practices and ousting its long-time CEO. In addition, our returns were hindered by Tyco International, a diversified manufacturing and service company, as investors became increasingly concerned with the strength of the ongoing economic recovery.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                           22.3%
Financials                                       17.8%
Consumer Discretionary                           17.6%
Health Care                                      12.4%
Industrials                                       7.5%
Consumer Staples                                  5.7%
Energy                                            4.8%
Telecommunications Services                       3.3%
Materials                                         1.1%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     92.5%
Collateral Held for Securities Loaned             5.2%
Short Term Investments                            2.3%



Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                                   2.8%
Microsoft Corporation                             2.7%
General Electric Company                          2.6%
UnitedHealth Group, Inc.                          2.2%
Wal-Mart Stores, Inc.                             2.2%
American International Group, Inc.                2.2%
Dell, Inc.                                        1.9%
WellPoint, Inc.                                   1.7%
State Street Corporation                          1.7%
Danaher Corporation                               1.6%

Footnote reads:
These common stocks represent 21.6% of the total investment portfolio.



Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

With the Federal Reserve continuing to raise interest rates, we expect economic growth to moderate but remain positive. Such an environment would draw attention to growth stocks, which currently offer the advantages of solid earnings growth and attractive valuations. We have been increasing our exposure to technology because we believe that depressed valuations and improved fundamentals have created an attractive risk-and-reward tradeoff in that sector. We are focusing on semiconductor firms such as Intel as well as computer and software companies. We are also holding firm on many of the industrial companies that struggled during the period, such as General Electric, since we believe their size and strength position them well for solid long-term performance. Our focus remains on companies that are gaining market share, have strong management teams, and are well-positioned to benefit from increased capital spending.

Portfolio Facts
as of June 30, 2005


Net Assets                 $115,668,008             NAV          $11.01
NAV -- High+        6/17/2005 -- $11.20
NAV -- Low+         4/20/2005 -- $10.28

Number of Holdings: 118    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                  From
                                                             Inception
                                                   1 Year    11/30/2001
-----------------------------------------------------------------------
                                                    5.94%         2.97%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                             Partner      S&P 500/
                              Growth         Barra      Consumer
                               Stock        Growth         Price
Date                       Portfolio       Index**        Index*
---------------------------------------------------------------
     November 30, 2001        10,000        10,000        10,000
                  2001        10,163        10,015         9,961
                  2002         9,805         9,999         9,983
                  2002         9,588         9,704        10,023
                  2002        10,008         9,936        10,079
                  2002         9,419         9,225        10,135
                  2002         9,286         9,046        10,135
                  2002         8,487         8,320        10,141
                  2002         7,876         7,921        10,152
                  2002         8,045         7,970        10,186
                  2002         7,212         7,146        10,203
                  2002         7,894         7,806        10,228
                  2002         8,290         8,185        10,228
                  2002         7,805         7,653        10,206
                  2003         7,677         7,462        10,251
                  2003         7,562         7,440        10,330
                  2003         7,684         7,590        10,392
                  2003         8,321         8,098        10,369
                  2003         8,785         8,362        10,353
                  2003         8,929         8,514        10,364
                  2003         9,103         8,625        10,375
                  2003         9,255         8,775        10,415
                  2003         9,157         8,748        10,448
                  2003         9,605         9,141        10,437
                  2003         9,724         9,219        10,409
                  2003        10,229         9,616        10,398
                  2004        10,413         9,799        10,448
                  2004        10,502         9,850        10,505
                  2004        10,382         9,619        10,573
                  2004        10,171         9,559        10,606
                  2004        10,334         9,711        10,668
                  2004        10,484         9,878        10,702
                  2004         9,964         9,411        10,685
                  2004         9,946         9,383        10,691
                  2004        10,135         9,406        10,714
                  2004        10,314         9,551        10,770
                  2004        10,829         9,853        10,776
                  2004        11,246        10,207        10,736
                  2005        10,924         9,957        10,759
                  2005        10,963        10,196        10,821
                  2005        10,717        10,017        10,905
                  2005        10,516         9,842        10,979
                  2005        11,038        10,156        10,967
         June 30, 2005       $11,106       $10,030       $10,973


Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500/Barra Growth Index is a capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500 Index. The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: MATTHEW D. FINN]

Thrivent Large Cap Value Portfolio

Matthew D. Finn, Portfolio Manager

The Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the period under review, Thrivent Large Cap Value Portfolio returned 0.74%, while the median of its peer group, the Lipper Large Cap Value Funds Category, returned -0.21%. The Portfolio's benchmark, the Russell 1000 Value Index, delivered a return of 1.76% for the same period. Amidst challenging conditions for equities overall, individual stock selection drove our outperformance versus our peer group, while specific sector weightings detracted from our returns compared to the Russell Index.

What market conditions were present during the period?

Investors' concerns over oil prices, a possible slowdown in economic growth and continued short-term interest-rate hikes by the Federal Reserve Board (the Fed) succeeded in dampening U.S. equity market performance quite significantly for the period. The robust gains stocks enjoyed in 2004 were virtually eradicated as most major U.S. stock indices ended the period in negative territory, with the technology-heavy NASDAQ Index suffering most. Although energy, utilities and housing posted sound performance, most industry sectors struggled, with performance most frequently found on a stock-by-stock basis. It seems that stocks issued by companies in value-oriented sectors, such as energy and utilities, again enjoyed varying degrees of outperformance versus their more growth-oriented counterparts.

What factors affected the Portfolio's performance?

Successful stock selection drove the Portfolio's generally favorable performance versus our peer group, particularly in our exposure to select health care stocks. Holdings such as Medco Health Systems, a pharmacy benefit-management company, Hospital Corp of America and Aetna HMO were major contributors to performance in this sector. Likewise, select retail-oriented stocks in the Portfolio, particularly Barnes and Noble and CVS, substantially added to performance. Finally, the fact that we did not own stocks issued by auto manufacturers also contributed meaningfully to performance. These stocks suffered a spillover effect from the downgrade of Ford and GM's debt by the major credit-rating agencies, and as a result, struggled over the period.

On the negative side, stock selection in energy and basic materials detracted somewhat from our returns relative to the Lipper peer group. The fact that we did not own two energy-related outperformers, Marathon and Occidental, cost us marginal performance, while our position in MeadWestvaco, a basic-materials paper company stock that lagged this period, also held back our relative returns.

The source of our underperformance versus the Russell Index was our overall sector weightings in energy and utilities, areas that generally performed well. The Index had more than twice the exposure to these sectors than we did, and consequently, we missed much of the outperformance many of these stocks delivered.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       26.2%
Industrials                                      12.2%
Energy                                           12.0%
Information Technology                            9.1%
Consumer Discretionary                            8.9%
Health Care                                       8.7%
Consumer Staples                                  5.8%
Telecommunications Services                       3.7%
Materials                                         3.6%
Utilities                                         3.2%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     93.4%
Collateral Held for Securities Loaned             4.3%
Short Term Investments                            2.3%


Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation                           3.6%
Bank of America Corporation                       3.2%
Citigroup, Inc.                                   2.8%
Nokia Oyj ADR                                     2.4%
Cisco Systems, Inc.                               2.0%
General Electric Company                          1.9%
Medco Health Solutions, Inc.                      1.8%
ConocoPhillips                                    1.8%
Time Warner, Inc.                                 1.7%
Tyco International, Ltd.                          1.6%

Footnote reads:
These common stocks represent 22.8% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.





What is your outlook?

Indeed, the U.S. economy has slowed somewhat, largely due to nine consecutive interest-rate hikes by the Fed since June 2004. We believe the market is currently in the process of digesting these rate increases, and should the Fed successfully engineer a soft landing for the economy, as we believe it will, stocks could enjoy a rebound in the months ahead. Fundamentals remain favorable for U.S. companies, and the fact that many companies are shifting to more equity-friendly activities, such as stock buy-backs, point us toward a generally favorable outlook for large-cap issues.

Our disciplined investment process rests on a foundation of bottom-up, individual security analysis. As we continue to seek value among large-capitalization companies based on each company's competitive position and operating performance, we believe our approach will again enable us to deliver consistent, competitive long-term returns amidst a variety of market trends and conditions.

Portfolio Facts
as of June 30, 2005


Net Assets                 $418,484,232             NAV          $11.09
NAV -- High+         3/7/2005 -- $11.32
NAV -- Low+          4/20/2005-- $10.61

Number of Holdings: 121    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                   From
                                                              Inception
                                                   1 Year    11/30/2001
-----------------------------------------------------------------------
                                                   10.74%         3.81%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                           Russell
                           Large Cap          1000     Consumer
                               Value         Value        Price
Date                       Portfolio        Index*      Index**
---------------------------------------------------------------
     November 30, 2001        10,000        10,000        10,000
                  2001        10,144        10,236         9,961
                  2002         9,949        10,157         9,983
                  2002         9,927        10,173        10,023
                  2002        10,377        10,654        10,079
                  2002        10,070        10,289        10,135
                  2002        10,060        10,340        10,135
                  2002         9,412         9,747        10,141
                  2002         8,611         8,841        10,152
                  2002         8,644         8,908        10,186
                  2002         7,788         7,917        10,203
                  2002         7,859         8,504        10,228
                  2002         8,199         9,039        10,228
                  2002         7,826         8,647        10,206
                  2003         7,636         8,437        10,251
                  2003         7,468         8,212        10,330
                  2003         7,471         8,226        10,392
                  2003         8,036         8,950        10,369
                  2003         8,495         9,528        10,353
                  2003         8,618         9,647        10,364
                  2003         8,740         9,791        10,375
                  2003         8,921         9,943        10,415
                  2003         8,820         9,846        10,448
                  2003         9,293        10,449        10,437
                  2003         9,390        10,590        10,409
                  2003         9,946        11,243        10,398
                  2004        10,083        11,441        10,448
                  2004        10,289        11,686        10,505
                  2004        10,213        11,584        10,573
                  2004        10,002        11,301        10,606
                  2004        10,088        11,416        10,668
                  2004        10,326        11,686        10,702
                  2004        10,096        11,521        10,685
                  2004        10,187        11,685        10,691
                  2004        10,309        11,866        10,714
                  2004        10,497        12,064        10,770
                  2004        10,996        12,673        10,776
                  2004        11,351        13,098        10,736
                  2005        11,145        12,865        10,759
                  2005        11,440        13,292        10,821
                  2005        11,328        13,109        10,905
                  2005        11,122        12,874        10,979
                  2005        11,376        13,184        10,967
         June 30, 2005       $11,435       $13,329       $10,973


Footnotes read:

* The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Russell 1000 Value Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 500/Barra Value Index.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Thrivent Large Cap
Stock Portfolio

Frederick L. Plautz, Portfolio Manager

The Thrivent Large Cap Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the six-month period ended June 30, 2005, the Thrivent Large Cap Stock Portfolio returned -0.69%, while the median of its peer group, the Lipper Large Cap Core Funds Category, returned -0.69% The Portfolio's benchmark, the S&P 500 Index, delivered a return of -0.81% for the same period. Although the Portfolio delivered negative returns, we are encouraged by the Portfolio's success in keeping pace with its benchmark and peers, amidst challenging conditions for equities overall.

What market conditions were present during the period?

Still skyrocketing oil prices, a possible slowdown in economic growth and continued short-term interest-rate hikes by the Federal Reserve Board (the
Fed) succeeded in dampening U.S. equity market performance quite significantly over the six-month period. Corporate profits slowed as the market remained locked in a "wait and see" mode regarding where and when the Fed will finally stop hiking short-term rates, and whether or not the Chinese government would engineer a soft landing for its overheated economy.

Stocks of companies in value-oriented sectors, such as energy and utilities, again enjoyed varying degrees of outperformance versus their more growth-oriented counterparts. However, from a capitalization perspective, larger-capitalization company stocks continued to underperform smaller-cap issues.

What factors affected the Portfolio's performance?

Our overall exposure to, as well as successful security selection among consumer discretionary stocks proved to be the greatest contributors to performance this period. The Portfolio's retail-oriented stocks, particularly Nordstrom and JC Penney, led the charge and substantially added to returns, as these companies enjoyed better-than-expected monthly sales, thereby surprising on the upside.

Also supporting Portfolio performance within this sector were our homebuilding-related stocks, which benefited from low expectations among investors who anticipated a correction in the housing market. This industry sector has enjoyed expanded profit margins thanks to steady orders and a continued rise in housing prices, and the subsequent robust earnings and attractive valuations translated into added returns for the Portfolio.

Successful security selection within the health care sector also helped, with stocks like CR Bard, a health care equipment company, and Bausch & Lomb, the eye care products company, exhibiting strong, innovative product pipelines and performing well. Finally, good stock selection in pharmaceuticals, avoiding those with the weakest product pipelines, added to returns.

On the negative side, our exposure to industrials stocks hurt us. Although we ultimately trimmed our overweighted exposure down to a significant underweight, we did so too slowly, which cost us marginal relative performance


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       17.3%
Information Technology                           16.2%
Health Care                                      14.5%
Consumer Discretionary                           13.8%
Energy                                            9.0%
Industrials                                       8.9%
Consumer Staples                                  7.7%
Materials                                         2.7%
Utilities                                         2.2%
Telecommunications Services                       2.2%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]
Portfolio Composition
(% of Portfolio)

Common Stock                                     94.9%
Collateral Held for Securities Loaned             2.6%
Short Term Investments                            2.5%


Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation                           3.1%
General Electric Company                          2.6%
Microsoft Corporation                             2.5%
Citigroup, Inc.                                   2.3%
Johnson & Johnson                                 2.2%
Bank of America Corporation                       1.9%
Pfizer, Inc.                                      1.9%
Intel Corporation                                 1.6%
Cisco Systems, Inc.                               1.4%
American International Group, Inc.                1.3%

Footnote reads:
These common stocks represent 20.8% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

The market seems fixated on how corporate profits will fare over the next two years, which largely depends on when and where the Fed stops raising short-term interest rates. This focus has helped place the market once again in a holding pattern. Even still, we believe there are as many reasons to hold an optimistic outlook as there are to remain somewhat cautious. The Portfolio is currently structured to reflect this somewhat bifurcated outlook, and is positioned only slightly more defensively than in previous months. Overall, we don't believe the market is far from a fair value range, which means true value and growth opportunities will continue to be found on a stock-by-stock basis.

Portfolio Facts
as of June 30, 2005


Net Assets                 $509,876,917             NAV           $9.07
NAV -- High+         2/25/2005 -- $9.36
NAV -- Low+          4/20/2005 -- $8.63

Number of Holdings: 194    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                   From
                                                              Inception
                                                   1 Year      3/1/2001
-----------------------------------------------------------------------
                                                    6.36%        -1.55%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                           Large Cap           S&P      Consumer
                               Stock           500         Price
Date                       Portfolio       Index**        Index*
----------------------------------------------------------------
         March 1, 2001        10,000        10,000        10,000
                  2001         9,580         9,357        10,023
                  2001        10,090        10,084        10,063
                  2001        10,020        10,151        10,108
                  2001         9,673         9,904        10,125
                  2001         9,483         9,807        10,097
                  2001         8,882         9,193        10,097
                  2001         8,291         8,450        10,142
                  2001         8,531         8,612        10,108
                  2001         9,082         9,272        10,091
                  2001         9,222         9,353        10,051
                  2002         9,081         9,217        10,074
                  2002         8,911         9,039        10,114
                  2002         9,242         9,379        10,171
                  2002         8,740         8,811        10,228
                  2002         8,693         8,746        10,228
                  2002         8,034         8,123        10,233
                  2002         7,415         7,489        10,245
                  2002         7,447         7,539        10,279
                  2002         6,621         6,720        10,296
                  2002         7,233         7,311        10,321
                  2002         7,539         7,741        10,321
                  2002         7,147         7,287        10,299
                  2003         7,010         7,096        10,344
                  2003         6,937         6,989        10,424
                  2003         6,996         7,057        10,487
                  2003         7,479         7,638        10,464
                  2003         7,816         8,040        10,447
                  2003         7,826         8,143        10,458
                  2003         7,938         8,287        10,470
                  2003         8,056         8,448        10,509
                  2003         7,970         8,358        10,544
                  2003         8,330         8,831        10,532
                  2003         8,323         8,909        10,504
                  2003         8,674         9,375        10,492
                  2004         8,819         9,547        10,544
                  2004         8,880         9,680        10,600
                  2004         8,718         9,534        10,669
                  2004         8,639         9,385        10,703
                  2004         8,636         9,513        10,766
                  2004         8,787         9,698        10,800
                  2004         8,492         9,377        10,783
                  2004         8,524         9,414        10,788
                  2004         8,641         9,516        10,811
                  2004         8,759         9,662        10,868
                  2004         9,097        10,053        10,874
                  2004         9,411        10,395        10,834
                  2005         9,234        10,141        10,857
                  2005         9,435        10,355        10,919
                  2005         9,259        10,171        11,005
                  2005         9,027         9,979        11,079
                  2005         9,332        10,296        11,067
         June 30, 2005        $9,346       $10,311       $11,073

Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap
Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Portfolio strives for investment results that approximate the performance of the S&P 500 Index[R] by investing primarily in common stocks comprising the Index.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the six-month period ended June 30, 2005, the Thrivent Large Cap Index Portfolio returned -0.84% for the period while the S&P 500 returned -0.81%. By comparison, the Portfolio's peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of -0.98% over the same period.

What market conditions were present during the period?

The overall equity market produced low to moderate returns during the past six months. Factors contributing to this mediocre performance include: increasing oil prices (more than $50 a barrel), inflation fears, continued hikes in short-term interest rates, and slowing corporate profit growth.

Large-cap stocks had a difficult six-month period, underperforming both the small- and mid-cap equity segments. On a sector basis, the large-cap performers were energy, utilities and health services. The energy sector got a big boost from high oil prices driven by global demand, tight refining capacity, and market speculation. The health care sector benefited from the strong performance of managed-care companies (HMOs) and long-term care facilities. Large-cap sectors that underperformed included materials and technology. Materials suffered from investor worries over too much capacity and not enough demand, while technology dragged due to continued poor performance in the computer systems industry and almost all of the semiconductor-related industries (equipment, chips, boards).

What factors affected the Portfolio's performance?

Due to our indexing approach to management, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is widely regarded as a leading gauge of large-sized companies and covers all major market sectors. As is typically the case with index portfolios, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.

That said, we did make some pre-emptive modifications to the Portfolio's composition over the period in order to accommodate Standard & Poor's upcoming shift of its indexes to float-adjusted market capitalization weightings. This change to a "free-float" structure is seen as a necessary step in keeping the S&P U.S. indexes relevant and reliable for investment management and investors alike.

Knowing that the Standard & Poor's shift would occur in two stages -- a partial-float adjustment in March 2005 and a full-float adjustment in September 2005 -- we evaluated relevant factors and possible implications before incrementally shifting the Portfolio closer to what the revised S&P Index would entail. We're still in the process of making careful, systematic shifts in order to avoid excessive turnover and trading costs. We believe our decision to act pre-emptively served the Portfolio (and investors) well, allowing us to stay fully invested and to maximize our opportunity for competitive performance. As an investor in the Portfolio, you should not notice any material changes in the Portfolio due to this transition.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       19.5%
Information Technology                           14.4%
Health Care                                      12.9%
Industrials                                      10.8%
Consumer Discretionary                           10.7%
Consumer Staples                                  9.2%
Energy                                            8.6%
Utilities                                         3.4%
Telecommunications Services                       3.1%
Materials                                         2.8%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     95.4%
Collateral Held for Securities Loaned             4.0%
Short Term Investments                            0.6%



Top 10 Holdings
(% of Portfolio)

General Electric Company                          3.3%
Exxon Mobil Corporation                           3.3%
Citigroup, Inc.                                   2.1%
Microsoft Corporation                             2.0%
Pfizer, Inc.                                      1.8%
Johnson & Johnson                                 1.7%
Bank of America Corporation                       1.6%
Intel Corporation                                 1.4%
American International Group, Inc.                1.3%
Altria Group, Inc.                                1.2%


Footnote reads:
These common stocks represent 19.7% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.




What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. There continues to be modest growth in the economy and a steadily improving job market. However, high oil prices and inflationary fears could hamper consumer spending and cause economic growth to stall. Should that happen, we may see investors start to flee small-company stocks for the relative safety of large, established companies -- especially those that pay dividends. This would bode well for large caps. In either case, we believe strongly in the long-term appreciation that large-cap stocks can provide to a diversified portfolio.

Portfolio Facts
as of June 30, 2005


Net Assets                 $818,187,987             NAV          $21.12
NAV -- High+        2/25/2005 -- $21.70
NAV -- Low+         4/20/2005 -- $20.10

Number of Holdings: 502    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

1  Year                    5-Year                  10-Year
-----------------------------------------------------------
  6.18%                    -2.60%                    9.61%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]
Value of a $10,000 Investment1

                           Large Cap           S&P      Consumer
                               Index           500         Price
Date                       Portfolio        Index*       Index**
----------------------------------------------------------------
         June 30, 1995        10,000        10,000        10,000
                  1995        10,325        10,332        10,000
                  1995        10,348        10,358        10,026
                  1995        10,788        10,795        10,046
                  1995        10,744        10,756        10,079
                  1995        11,210        11,228        10,072
                  1995        11,422        11,445        10,066
                  1996        11,809        11,834        10,125
                  1996        11,918        11,944        10,157
                  1996        12,025        12,059        10,210
                  1996        12,206        12,237        10,249
                  1996        12,516        12,552        10,269
                  1996        12,565        12,600        10,275
                  1996        12,008        12,043        10,295
                  1996        12,251        12,297        10,315
                  1996        12,935        12,989        10,348
                  1996        13,290        13,348        10,380
                  1996        14,240        14,357        10,400
                  1996        13,989        14,072        10,400
                  1997        14,854        14,951        10,433
                  1997        14,970        15,069        10,466
                  1997        14,361        14,449        10,492
                  1997        15,208        15,312        10,505
                  1997        16,120        16,244        10,498
                  1997        16,830        16,972        10,511
                  1997        18,159        18,323        10,525
                  1997        17,143        17,296        10,544
                  1997        18,053        18,243        10,571
                  1997        17,453        17,634        10,597
                  1997        18,174        18,450        10,590
                  1997        18,548        18,767        10,577
                  1998        18,750        18,975        10,597
                  1998        20,081        20,343        10,616
                  1998        21,099        21,385        10,636
                  1998        21,297        21,600        10,656
                  1998        20,925        21,229        10,675
                  1998        21,769        22,091        10,689
                  1998        21,535        21,856        10,702
                  1998        18,471        18,696        10,715
                  1998        19,630        19,894        10,728
                  1998        21,231        21,512        10,754
                  1998        22,509        22,816        10,754
                  1998        23,807        24,130        10,748
                  1999        24,793        25,139        10,774
                  1999        24,026        24,358        10,787
                  1999        24,964        25,332        10,820
                  1999        25,914        26,314        10,898
                  1999        25,295        25,692        10,898
                  1999        26,682        27,118        10,898
                  1999        25,852        26,272        10,931
                  1999        25,733        26,142        10,957
                  1999        25,033        25,425        11,010
                  1999        26,588        27,034        11,030
                  1999        27,118        27,584        11,036
                  1999        28,692        29,208        11,036
                  2000        27,272        27,741        11,062
                  2000        26,726        27,216        11,128
                  2000        29,314        29,878        11,220
                  2000        28,457        28,979        11,226
                  2000        27,892        28,384        11,233
                  2000        28,558        29,084        11,298
                  2000        28,129        28,630        11,318
                  2000        29,856        30,408        11,331
                  2000        28,286        28,803        11,390
                  2000        28,153        28,681        11,410
                  2000        25,938        26,420        11,416
                  2000        26,058        26,549        11,410
                  2001        26,975        27,491        11,482
                  2001        24,512        24,984        11,528
                  2001        22,963        23,401        11,554
                  2001        24,730        25,220        11,600
                  2001        24,886        25,389        11,652
                  2001        24,273        24,771        11,672
                  2001        24,028        24,527        11,639
                  2001        22,524        22,992        11,639
                  2001        20,714        21,135        11,692
                  2001        21,099        21,538        11,652
                  2001        22,703        23,190        11,633
                  2001        22,892        23,394        11,587
                  2002        22,553        23,052        11,613
                  2002        22,113        22,608        11,659
                  2002        22,938        23,458        11,725
                  2002        21,536        22,036        11,790
                  2002        21,374        21,873        11,790
                  2002        19,841        20,315        11,797
                  2002        18,334        18,732        11,810
                  2002        18,452        18,855        11,849
                  2002        16,446        16,808        11,869
                  2002        17,881        18,286        11,899
                  2002        18,922        19,361        11,899
                  2002        17,808        18,224        11,872
                  2003        17,336        17,748        11,925
                  2003        17,070        17,481        12,017
                  2003        17,229        17,650        12,089
                  2003        18,650        19,103        12,063
                  2003        19,627        20,109        12,043
                  2003        19,871        20,366        12,056
                  2003        20,214        20,725        12,069
                  2003        20,602        21,129        12,115
                  2003        20,373        20,905        12,154
                  2003        21,519        22,087        12,141
                  2003        21,701        22,281        12,109
                  2003        22,832        23,449        12,095
                  2004        23,243        23,879        12,154
                  2004        23,560        24,211        12,220
                  2004        23,198        23,845        12,299
                  2004        22,826        23,472        12,338
                  2004        23,132        23,793        12,410
                  2004        23,573        24,256        12,450
                  2004        22,787        23,452        12,430
                  2004        22,870        23,546        12,437
                  2004        23,110        23,801        12,463
                  2004        23,457        24,164        12,529
                  2004        24,398        25,142        12,535
                  2004        25,242        25,998        12,489
                  2005        24,619        25,364        12,515
                  2005        25,155        25,898        12,588
                  2005        24,710        25,439        12,686
                  2005        24,240        24,957        12,771
                  2005        25,002        25,751        12,758
         June 30, 2005       $25,030       $25,788       $12,765


Footnotes read:

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: REGINALD L. PFEIFER]

Thrivent Real Estate
Securities Portfolio

Reginald L. Pfeifer, Portfolio Manager

The Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

The Portfolio is subject to risks arising from the fact that it concentrates its investments in only one industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and the underlying value of securities issued by companies doing business in the real estate industry may be illiquid and fluctuate in value. These and other risks are described in the Portfolio's prospectus.





How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the six-month period ended June 30, 2005, the Thrivent Real Estate Securities Portfolio outperformed the median of its peer group and only slightly underperformed its benchmark. For the period, the Portfolio generated a return of 6.03%, while its peer group, the Lipper Real Estate Securities Fund Category, returned 5.91%. The Portfolio's benchmark, the NAREIT Equity Index, returned 6.38% for the same period.

What market conditions were present during the period?

The Real Estate Investment Trust (REIT) market ended 2004 on a very strong note, largely due to continued strong investment demand. During the first quarter of 2005, however, the REIT market corrected and returned -7.05%,1 but rebounded with an impressive return of 14.45%2 for the second quarter. The yield on the bellwether 10-year Treasury note declined by approximately one-half of one percent during the second quarter, which helped fuel the rebound in REITs given their attractive dividend yield relative to other sectors of the equity market.

What factors affected the Portfolio's performance?

Regional mall and shopping center REITs, which have been strategically overweighted in the Portfolio, generated healthy returns over the last six months and strongly supported performance. In addition, our overweighted exposure to office REITs, which also outperformed over the period, similarly benefited performance. Finally, the Portfolio's diversified REITs, which offer exposure to multiple property types, also contributed positively to performance results.

The Portfolio's exposure to the lodging sector, which proved to be the weakest-performing segment of the property markets this period, held back our returns on both an absolute and relative basis. Despite the fact that lodging companies enjoyed strong pricing power and improving occupancy rates during the first six months of 2005, they underperformed equity REITs in general after their stellar performance in 2004.

What is your outlook?

Investment demand for equity REITs remains strong and is likely to continue as a result of increasing portfolio allocations to real estate. This demand is emanating from multiple sources, including pension funds, institutional investment managers (U.S. and global), and individual investors. The fundamental outlook for office, industrial, retail, and multifamily real estate is improving, which should continue over the next several years with the support of a growing U.S. economy. If intermediate-term interest rates remain stable, current valuation levels for U.S. equity REITs are supportable. However, if interest rates increase meaningfully, REIT stock prices are likely to come under selling pressure and experience a price correction.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       85.0%
Consumer Discretionary                            5.0%



[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     90.0%
Collateral Held for Securities Loaned             8.5%
Short Term Investments                            1.5%


Top 10 Holdings
(% of Portfolio)

Simon Property Group, Inc.                        5.9%
ProLogis Trust                                    3.9%
Vornado Realty Trust                              3.6%
General Growth Properties, Inc.                   3.4%
Boston Properties, Inc.                           3.1%
Equity Residential REIT                           3.0%
Starwood Hotels & Resorts Worldwide, Inc.         2.7%
Archstone-Smith Trust                             2.5%
Avalonbay Communities, Inc.                       2.3%
Host Marriott Corporation                         2.3%

Footnote reads:
These common stocks represent 32.7% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We believe that retail property REITs and lodging companies currently provide the best combination of supply/demand fundamentals and attractive valuations. Office and industrial property REITs are just beginning to see an improvement in occupancy rates, and appear to be in the early stages of recovery. The multifamily sector is also improving, but will depend on employment growth to generate increasing demand and rental rates. The apartment market is still struggling to compete with the vibrant single family housing market, which will most likely continue to benefit from low interest rates. We remain positive on the investment outlook for real estate, and continue to recommend REITs in diversified investment portfolios.

Footnotes read:

1 The NAREIT Equity REIT Index, for the three-month period ended
March 31, 2005.

2 The NAREIT Equity REIT Index, for the three-month period ended
June 30, 2005.

Portfolio Facts
as of June 30, 2005


Net Assets                 $229,809,232             NAV          $17.00
NAV -- High+        6/17/2005 -- $17.15
NAV -- Low+         3/28/2005 -- $14.71

Number of Holdings: 155    + For the period ended June 30, 2005


Total Returns1
as of June 30, 2005
                                                       From
                                                  Inception
                                 1 Year           4/30/2003
-----------------------------------------------------------
                                 34.20%              33.23%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment3

                                           NAREIT       NAREIT
                         Real Estate         Real       Equity     Consumer
                          Securities    Estate 50         REIT        Price
Date                       Portfolio       Index*      Index**     Index***
---------------------------------------------------------------------------
         April 30, 2003       10,000       10,000       10,000       10,000
                   2003       10,549       10,573       10,604        9,984
                   2003       10,748       10,790       10,835        9,995
                   2003       11,346       11,413       11,414       10,005
                   2003       11,440       11,525       11,476       10,044
                   2003       11,822       11,911       11,866       10,076
                   2003       12,042       12,086       12,080       10,065
                   2003       12,599       12,593       12,607       10,038
                   2003       13,002       13,005       13,048       10,027
                   2004       13,541       13,537       13,612       10,076
                   2004       13,842       13,834       13,850       10,131
                   2004       14,647       14,656       14,616       10,196
                   2004       12,625       12,587       12,484       10,229
                   2004       13,471       13,517       13,374       10,288
                   2004       13,887       13,874       13,767       10,321
                   2004       14,002       14,011       13,812       10,305
                   2004       15,057       15,083       14,908       10,310
                   2004       15,079       15,072       14,899       10,332
                   2004       15,894       15,904       15,698       10,386
                   2004       16,669       16,620       16,373       10,392
                   2004       17,577       17,555       17,168       10,354
                   2005       16,154       16,112       15,726       10,375
                   2005       16,604       16,643       16,209       10,435
                   2005       16,326       16,456       15,957       10,517
                   2005       17,166       17,308       16,806       10,588
                   2005       17,758       17,874       17,389       10,577
          June 30, 2005      $18,637      $18,734      $18,263      $10,582


Footnotes read:

* The NAREIT Real Estate 50 Index is comprised of the largest 50 companies from the NAREIT Global Real Estate Index. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

    Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

3 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

    Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: KEVIN R. BRIMMER, STEVEN H.C. LEE]

Thrivent Balanced Portfolio

Kevin R. Brimmer (left) and Steven H. C. Lee (right), Portfolio
Co-Managers

The Thrivent Balanced Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments.

The Portfolio is subject to interest rate risk, prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

While U.S. stocks continued to struggle through a volatile sideways market, bonds managed to muster out modest price improvements. The Thrivent Balanced Portfolio produced a 0.34% return while its equity and fixed income benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned -0.81% and 2.51%, respectively. The Lipper Balanced Funds category returned 0.70% for the same six-month period.

What market conditions were present during the period?

U.S. stocks weathered a landscape of sporadic investor sentiment and activity. Due to deteriorating investor psychology and caution over rising energy prices, inflation pressures and a slowing in the economy, stock prices moved up and down but made no overall headway over the six months. Beginning in March, stock prices staged a somewhat significant correction that lasted through the end of April and then spurred a nice rally into the end of second quarter -- with the biggest winners being common stocks of small- and medium-sized companies.

In the bond market, the primary event was a pivoting and flattening of the yield curve -- with interest rates of short-term bonds rising and rates on longer-term bonds decreasing. As such, there was a distinct change in the market's perception of the economic impact of the Federal Reserve Board's monetary policy. Market participants went from viewing the Fed's tightening in the context of strengthening economic growth, to seeing the Fed's tightening along with rising oil prices as stalling economic activity. This led to an about-face in the performance of bonds during the period. As a result, nearly everything that produced relative outperformance in the first quarter (such as shorter-duration, lower-quality and non-investment grade bonds) failed to do so in the second quarter. Concluding fixed-income winners included high-quality, longer duration bonds, particularly Treasuries (long-term up 8.26% and the extra-long, over 20-plus years, up 10.87%). Among shorter-term bonds, mortgage-backed securities were the best performers.

What factors affected the Portfolio's performance?

We use an indexing approach to manage both the stock and bond components of the Portfolio. In the stock portion, our goal is to replicate the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The Index is widely regarded as the best gauge of the U.S. large-cap equities market. During the reporting period, the stock portfolio owned all of the companies within the benchmark.




[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                       12.8%
Mortgage-Backed Securities                        9.6%
Information Technology                            8.0%
Health Care                                       7.1%
Consumer Discretionary                            6.5%
Industrials                                       5.9%
Consumer Staples                                  5.6%
Energy                                            5.0%
Asset-Backed Securities                           3.3%
Telecommunications Services                       2.6%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Common Stock                                     52.4%
Long Term Fixed Income                           32.4%
Collateral Held for Securities Loaned            10.2%
Short Term Investments                            5.0%




Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through                       3.7%
General Electric Company                               1.8%
Exxon Mobil Corporation                                1.8%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                       1.3%
Citigroup, Inc.                                        1.2%
Federal Home Loan Mortgage Corporation                 1.2%
Microsoft Corporation                                  1.1%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                       1.1%
Pfizer, Inc.                                           1.0%
U.S. Treasury Notes                                    1.0%

Footnote reads:
These common stocks and long-term fixed income securities represent 15.2% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



In the bond portion, our goal is to closely match the composition and return of the Lehman Brothers Aggregate Bond Index. Although we can't own all of the thousands of bonds within the Index, we do try to structure the Portfolio with the same duration and sector weights. As of June 04, the bond portfolio's duration was 4.28 years versus the Index at 4.25 years.

What is your outlook?

We believe inflation, while rising cyclically, will remain under control and should allow the Fed to moderate its pace of rate increases later in the year. We anticipate that the budget and trade deficits will fall from their very high levels, taking some pressure off the markets. Our equity market outlook calls for a recovery in stock prices in the second half of the year. On the fixed-income side, we believe the yield curve has done the majority of its flattening.

As always, we will focus our attention on aligning the Portfolio with its two broad-based benchmarks, while at the same time seeking incremental value through individual security selection.

Portfolio Facts
as of June 30, 2005


Net Assets                 $713,239,409             NAV          $14.95
NAV -- High+        2/15/2005 -- $15.34
NAV -- Low+         4/20/2005 -- $14.40

Number of Holdings: 870    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

1 Year                    5-Year                 10-Year
--------------------------------------------------------
6.39%                      1.73%                   8.36%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                                       Lehman
                                                     Brothers
                                             S&P    Aggregate      Consumer
                           Balanced          500         Bond         Price
Date                      Portfolio       Index*      Index**      Index***
---------------------------------------------------------------------------
         June 30, 1995       10,000       10,000       10,000        10,000
                  1995       10,186       10,332        9,978        10,000
                  1995       10,241       10,358       10,098        10,026
                  1995       10,522       10,795       10,196        10,046
                  1995       10,565       10,756       10,329        10,079
                  1995       10,861       11,228       10,484        10,072
                  1995       11,028       11,445       10,631        10,066
                  1996       11,258       11,834       10,701        10,125
                  1996       11,252       11,944       10,515        10,157
                  1996       11,273       12,059       10,442        10,210
                  1996       11,344       12,237       10,384        10,249
                  1996       11,495       12,552       10,362        10,269
                  1996       11,571       12,600       10,502        10,275
                  1996       11,308       12,043       10,530        10,295
                  1996       11,428       12,297       10,513        10,315
                  1996       11,857       12,989       10,696        10,348
                  1996       12,132       13,348       10,933        10,380
                  1996       12,668       14,357       11,120        10,400
                  1996       12,532       14,072       11,017        10,400
                  1997       12,972       14,951       11,050        10,433
                  1997       13,044       15,069       11,078        10,466
                  1997       12,712       14,449       10,955        10,492
                  1997       13,196       15,312       11,119        10,505
                  1997       13,674       16,244       11,224        10,498
                  1997       14,074       16,972       11,358        10,511
                  1997       14,840       18,323       11,664        10,525
                  1997       14,327       17,296       11,564        10,544
                  1997       14,842       18,243       11,735        10,571
                  1997       14,647       17,634       11,905        10,597
                  1997       15,010       18,450       11,960        10,590
                  1997       15,252       18,767       12,080        10,577
                  1998       15,418       18,975       12,235        10,597
                  1998       16,018       20,343       12,226        10,616
                  1998       16,491       21,385       12,268        10,636
                  1998       16,621       21,600       12,332        10,656
                  1998       16,527       21,229       12,449        10,675
                  1998       16,949       22,091       12,555        10,689
                  1998       16,860       21,856       12,581        10,702
                  1998       15,633       18,696       12,786        10,715
                  1998       16,301       19,894       13,085        10,728
                  1998       17,012       21,512       13,016        10,754
                  1998       17,602       22,816       13,090        10,754
                  1998       18,192       24,130       13,129        10,748
                  1999       18,642       25,139       13,223        10,774
                  1999       18,210       24,358       12,992        10,787
                  1999       18,640       25,332       13,064        10,820
                  1999       19,052       26,314       13,106        10,898
                  1999       18,737       25,692       12,991        10,898
                  1999       19,288       27,118       12,950        10,898
                  1999       18,943       26,272       12,895        10,931
                  1999       18,906       26,142       12,888        10,957
                  1999       18,708       25,425       13,037        11,010
                  1999       19,379       27,034       13,086        11,030
                  1999       19,601       27,584       13,085        11,036
                  1999       20,193       29,208       13,022        11,036
                  2000       19,613       27,741       12,979        11,062
                  2000       19,504       27,216       13,136        11,128
                  2000       20,595       29,878       13,309        11,220
                  2000       20,305       28,979       13,271        11,226
                  2000       20,077       28,384       13,265        11,233
                  2000       20,491       29,084       13,541        11,298
                  2000       20,385       28,630       13,664        11,318
                  2000       21,189       30,408       13,862        11,331
                  2000       20,626       28,803       13,949        11,390
                  2000       20,623       28,681       14,041        11,410
                  2000       19,863       26,420       14,271        11,416
                  2000       20,058       26,549       14,536        11,410
                  2001       20,614       27,491       14,773        11,482
                  2001       19,640       24,984       14,902        11,528
                  2001       18,975       23,401       14,977        11,554
                  2001       19,766       25,220       14,915        11,600
                  2001       19,876       25,389       15,005        11,652
                  2001       19,619       24,771       15,061        11,672
                  2001       19,655       24,527       15,398        11,639
                  2001       19,032       22,992       15,575        11,639
                  2001       18,269       21,135       15,756        11,692
                  2001       18,608       21,538       16,086        11,652
                  2001       19,309       23,190       15,864        11,633
                  2001       19,359       23,394       15,763        11,587
                  2002       19,251       23,052       15,891        11,613
                  2002       19,116       22,608       16,045        11,659
                  2002       19,372       23,458       15,778        11,725
                  2002       18,834       22,036       16,084        11,790
                  2002       18,824       21,873       16,221        11,790
                  2002       18,129       20,315       16,361        11,797
                  2002       17,495       18,732       16,558        11,810
                  2002       17,692       18,855       16,838        11,849
                  2002       16,703       16,808       17,110        11,869
                  2002       17,491       18,286       17,032        11,899
                  2002       18,079       19,361       17,027        11,899
                  2002       17,568       18,224       17,379        11,872
                  2003       17,300       17,748       17,395        11,925
                  2003       17,228       17,481       17,635        12,017
                  2003       17,316       17,650       17,621        12,089
                  2003       18,190       19,103       17,767        12,063
                  2003       18,856       20,109       18,097        12,043
                  2003       18,982       20,366       18,061        12,056
                  2003       18,960       20,725       17,454        12,069
                  2003       19,211       21,129       17,570        12,115
                  2003       19,257       20,905       18,035        12,154
                  2003       19,806       22,087       17,867        12,141
                  2003       19,918       22,281       17,910        12,109
                  2003       20,584       23,449       18,092        12,095
                  2004       20,852       23,879       18,238        12,154
                  2004       21,085       24,211       18,435        12,220
                  2004       20,953       23,845       18,573        12,299
                  2004       20,590       23,472       18,090        12,338
                  2004       20,716       23,793       18,018        12,410
                  2004       20,984       24,256       18,120        12,450
                  2004       20,651       23,452       18,299        12,430
                  2004       20,823       23,546       18,648        12,437
                  2004       20,978       23,801       18,699        12,463
                  2004       21,228       24,164       18,856        12,529
                  2004       21,712       25,142       18,705        12,535
                  2004       22,249       25,998       18,877        12,489
                  2005       21,950       25,364       18,996        12,515
                  2005       22,201       25,898       18,884        12,588
                  2005       21,916       25,439       18,786        12,686
                  2005       21,752       24,957       19,041        12,771
                  2005       22,266       25,751       19,247        12,758
         June 30, 2005      $22,326      $25,788      $19,352       $12,765


Footnotes read:

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

    Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

    Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: PAUL J. OCENASEK]

Thrivent High Yield Portfolio

Paul J. Ocenasek, Portfolio Manager

The Thrivent High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the six-month period ended June 30, 2005, Thrivent High Yield Portfolio returned 1.50%, solidly outperforming its peer group, the Lipper High Current Yield Funds Category, which returned 0.30%, and its benchmark, the Lehman Brothers Corporate High Yield Index, which posted a return of 1.11% for the same period. Given the challenging market conditions that created headwinds for high-yield corporate bonds this period and the favorable relative ranking we've earned versus our peers, we are generally pleased with these results.

What market conditions were present during the period?

When the six-month period began, yield spreads, or the differences in yields between non-Treasury and Treasury securities, were at historically narrow levels, as high-yield bonds enjoyed favorable performance versus comparable-maturity Treasuries. Because bond prices move in the opposite direction of their yields, the prices on many high-yield bonds continued to rally.

In March, however, the tide turned when the Federal Reserve Board (the Fed) announced that inflationary pressures were greater than the central bank had previously detected. This event, along with concerns about spiking oil prices and a possible economic slowdown, caused yield spreads to widen out roughly 2 percentage points from March to May. This shift represented one of the largest corrections seen in the high-yield market in several years. Although spreads tightened back a bit as the period came to a close, many high-yield debt securities lost ground as a result of the significant sell-off in March.

Investors' appetite for risk cooled as interest rates crept upward, thereby pushing higher-quality tiers of the high-yield bond market to the forefront. In a reversal of a trend that dominated 2004, the lowest-rated credits lost ground relative to their higher-quality counterparts.

What factors affected the Portfolio's performance?

The most significant contributor to our performance this period was our decision to underweight our exposure to lower-quality, or CCC-rated credits. While these credits rallied in the fourth quarter of 2004, they were the hardest hit in March of this year when the high-yield market endured a major sell-off. As a result, our sector weighting in this regard proved to be beneficial to Portfolio performance.

Another factor that boosted our performance was the fact that we held very little exposure to airline- and auto-related credits. Both of these sectors generally posted weak performance for the period, and our minimal exposure there helped us considerably versus our peer group.


[GRAPHIC OMITTED: TOP INDUSTRIES]
Top Industries
(% of Portfolio)

Communications Services                          17.1%
Consumer Cyclical                                14.9%
Basic Materials                                  11.1%
Utilities                                        10.1%
Capital Goods                                     8.3%
Consumer Non-Cyclical                             7.4%
Energy                                            4.8%
Financials                                        3.9%
Technology                                        2.7%
Transportation                                    1.9%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                               2.2%
Aa                                                0.2%
A                                                 0.2%
Baa                                              27.2%
Ba                                               51.3%
B                                                14.0%
Caa                                               0.7%
Ca                                                0.3%
C                                                 0.0%
D                                                 0.0%
Not Rated                                         3.9%


Top 10 Holdings by Issuer
(% of Portfolio)

Williams Companies, Inc.                          1.3%
Nextel Communications, Inc.                       1.0%
Fisher Scientific International, Inc.             1.0%
Edison Mission Energy                             0.9%
Qwest Services Corporation                        0.9%
MGM MIRAGE                                        0.9%
General Motors Acceptance Corporation             0.8%
Qwest Corporation                                 0.8%
Georgia-Pacific Corporation                       0.8%
Equistar Chemicals, LP                            0.7%



Footnotes read:

These long-term fixed income securities represent 9.1% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.




Detracting from performance versus the benchmark was our interest-rate sensitivity positioning, or duration. We were a bit underexposed to interest-rate risk, or short duration, versus the Lehman Index, which cost us some performance. However, we believe that had we increased our exposure to the long end of the maturity curve, we would have introduced more risk to the Portfolio than we deem prudent given conditions at that time.

What is your outlook?

While the March correction in high-yield bonds was perhaps a bit exaggerated, it served to bring many high-yield credits closer to what we perceive as fair value. Default rates remain low and corporate fundamentals are strong, and we are confident that the Fed will successfully stem inflation without choking off economic growth. As such, we hold a generally favorable outlook for high-yield bonds.

We believe the Fed will continue hiking rates, but at its promised "measured pace," making unexpected levels of interest-rate volatility unlikely. As such, we've increased the Portfolio's duration slightly, so as to capture the potentially attractive yield that may be found in longer-dated maturities. We've also increased our exposure to BB-rated credits, which typically are first to outperform following a market correction.

Portfolio Facts
as of June 30, 2005


Net Assets                 $844,037,337             NAV           $5.09
NAV -- High+          3/8/2005 -- $5.24
NAV -- Low+          5/17/2005 -- $4.93

Number of Holdings: 268    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

1  Year                5-Year              10-Year
--------------------------------------------------
10.19%                  0.51%                4.12%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                            Lehman
                                          Brothers
                                        High Yield     Consumer
                          High Yield          Bond        Price
Date                       Portfolio        Index*      Index**
---------------------------------------------------------------
         June 30, 1995        10,000        10,000        10,000
                  1995        10,317        10,126        10,000
                  1995        10,361        10,158        10,026
                  1995        10,459        10,283        10,046
                  1995        10,509        10,346        10,079
                  1995        10,631        10,437        10,072
                  1995        10,804        10,601        10,066
                  1996        11,055        10,788        10,125
                  1996        11,337        10,797        10,157
                  1996        11,228        10,789        10,210
                  1996        11,303        10,813        10,249
                  1996        11,430        10,878        10,269
                  1996        11,338        10,968        10,275
                  1996        11,257        11,019        10,295
                  1996        11,439        11,138        10,315
                  1996        11,830        11,407        10,348
                  1996        11,797        11,494        10,380
                  1996        11,919        11,721        10,400
                  1996        12,060        11,805        10,400
                  1997        12,204        11,920        10,433
                  1997        12,383        12,117        10,466
                  1997        11,988        11,937        10,492
                  1997        11,990        12,063        10,505
                  1997        12,449        12,321        10,498
                  1997        12,806        12,492        10,511
                  1997        13,246        12,835        10,525
                  1997        13,290        12,806        10,544
                  1997        13,703        13,059        10,571
                  1997        13,582        13,071        10,597
                  1997        13,626        13,196        10,590
                  1997        13,760        13,312        10,577
                  1998        14,052        13,551        10,597
                  1998        14,246        13,631        10,616
                  1998        14,434        13,759        10,636
                  1998        14,378        13,813        10,656
                  1998        14,328        13,861        10,675
                  1998        14,398        13,911        10,689
                  1998        14,486        13,990        10,702
                  1998        13,317        13,218        10,715
                  1998        13,120        13,278        10,728
                  1998        12,844        13,005        10,754
                  1998        13,482        13,545        10,754
                  1998        13,553        13,560        10,748
                  1999        13,851        13,761        10,774
                  1999        13,744        13,680        10,787
                  1999        13,996        13,811        10,820
                  1999        14,555        14,079        10,898
                  1999        14,327        13,888        10,898
                  1999        14,478        13,858        10,898
                  1999        14,518        13,914        10,931
                  1999        14,378        13,760        10,957
                  1999        14,271        13,661        11,010
                  1999        14,233        13,571        11,030
                  1999        14,554        13,730        11,036
                  1999        14,979        13,885        11,036
                  2000        15,062        13,825        11,062
                  2000        15,458        13,851        11,128
                  2000        15,152        13,560        11,220
                  2000        14,813        13,582        11,226
                  2000        14,412        13,443        11,233
                  2000        14,615        13,716        11,298
                  2000        14,496        13,821        11,318
                  2000        14,393        13,916        11,331
                  2000        14,007        13,794        11,390
                  2000        13,246        13,352        11,410
                  2000        11,851        12,823        11,416
                  2000        11,898        13,071        11,410
                  2001        12,975        14,050        11,482
                  2001        12,948        14,237        11,528
                  2001        12,253        13,902        11,554
                  2001        11,851        13,729        11,600
                  2001        11,962        13,976        11,652
                  2001        11,507        13,584        11,672
                  2001        11,527        13,784        11,639
                  2001        11,654        13,947        11,639
                  2001        10,803        13,009        11,692
                  2001        11,129        13,331        11,652
                  2001        11,468        13,818        11,633
                  2001        11,466        13,761        11,587
                  2002        11,647        13,857        11,613
                  2002        11,370        13,664        11,659
                  2002        11,571        13,992        11,725
                  2002        11,673        14,211        11,790
                  2002        11,471        14,137        11,790
                  2002        10,665        13,095        11,797
                  2002        10,189        12,523        11,810
                  2002        10,274        12,880        11,849
                  2002        10,080        12,711        11,869
                  2002         9,903        12,600        11,899
                  2002        10,503        13,380        11,899
                  2002        10,474        13,567        11,872
                  2003        10,765        14,019        11,925
                  2003        10,959        14,192        12,017
                  2003        11,269        14,600        12,089
                  2003        11,830        15,466        12,063
                  2003        11,915        15,625        12,043
                  2003        12,279        16,075        12,056
                  2003        12,162        15,898        12,069
                  2003        12,340        16,081        12,115
                  2003        12,666        16,521        12,154
                  2003        12,949        16,854        12,141
                  2003        13,090        17,110        12,109
                  2003        13,406        17,497        12,095
                  2004        13,606        17,831        12,154
                  2004        13,578        17,786        12,220
                  2004        13,660        17,907        12,299
                  2004        13,614        17,785        12,338
                  2004        13,425        17,484        12,410
                  2004        13,602        17,735        12,450
                  2004        13,781        17,976        12,430
                  2004        14,009        18,329        12,437
                  2004        14,194        18,594        12,463
                  2004        14,473        18,930        12,529
                  2004        14,592        19,159        12,535
                  2004        14,766        19,444        12,489
                  2005        14,762        19,419        12,515
                  2005        14,988        19,705        12,588
                  2005        14,628        19,132        12,686
                  2005        14,493        18,945        12,771
                  2005        14,738        19,282        12,758
         June 30, 2005       $14,989       $19,660       $12,765


Footnotes read:

* The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: PAUL J. OCENASEK]

Thrivent High Yield Portfolio II

Paul J. Ocenasek, Portfolio Manager

The Thrivent High Yield Portfolio II seeks high current income and, secondarily, capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."

The Portfolio typically invests a majority of its assets in high yield bonds (commonly referred to as junk bonds). Although high yield bonds typically have a higher current yield than investment-grade bonds, high yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio's prospectus.


How did the Portfolio perform during the six-month period ended
June 30, 2005?

For the six-month period ended June 30, 2005, Thrivent High Yield Portfolio II returned 1.18%, outperforming its peer group, the Lipper High Current Yield Funds Category, which returned 0.30%, and its benchmark, the Lehman Brothers Corporate High Yield Index, which posted a return of 1.11% for the same period. Given the challenging market conditions that created headwinds for high-yield corporate bonds this period and outperformance we delivered versus our peer group, we are generally satisfied with these results.

What market conditions were present during the period?

When the six-month period began, yield spreads, or the differences in yields between non-Treasury and Treasury securities, were historically narrow. Because bond prices move in the opposite direction of their yields, high-yield bonds enjoyed favorable performance versus comparable-maturity Treasuries.

In March, however, the tide turned when the Federal Reserve Board (the
Fed) announced that inflationary pressures were mounting. This event, along with concerns about spiking oil prices and a possible economic slowdown, caused yield spreads to widen out, or increase, by roughly 2 percentage points -- one of the largest corrections seen in the high-yield market in several years. Although spreads tightened back a bit as the period came to a close, many high-yield debt securities lost ground for the period as a result of the significant sell-off in March.

Investors' appetite for risk cooled amidst rising interest rates, thereby helping to push higher-quality tiers of the high-yield bond market to the forefront. In a reversal of a trend that dominated 2004, the lowest-rated credits lost ground relative to their higher-quality counterparts.

What factors affected the Portfolio's performance?

The most significant contributor to our performance this period was our decision to underweight our exposure to lower-quality, or CCC-rated credits. While these credits rallied in the fourth quarter of 2004, they were the hardest hit in March of this year when the high-yield market endured a major sell-off. As a result, our sector weighting in this regard proved to be beneficial to Portfolio performance.

Another factor that boosted our performance was the fact that we held very little exposure to airline- and auto-related credits. Both of these sectors generally posted weak performance for the six-month period, and our minimal exposure there helped us considerably versus our peer group.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services                          18.3%
Consumer Cyclical                                14.5%
Basic Materials                                   9.8%
Utilities                                         8.4%
Capital Goods                                     7.9%
Consumer Non-Cyclical                             7.5%
Energy                                            6.9%
Financials                                        6.1%
Technology                                        2.1%
Transportation                                    1.3%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                               2.7%
Aa                                                0.0%
A                                                 0.0%
Baa                                               0.4%
Ba                                               27.2%
B                                                47.4%
Caa                                              13.4%
Ca                                                0.2%
C                                                 0.2%
D                                                 0.0%
Not Rated                                         8.5%


Top 10 Holdings by Issuer
(% of Portfolio)

Dow Jones CDX                                     3.9%
Nextel Communications, Inc.                       1.4%
D.R. Horton, Inc.                                 1.3%
Fisher Scientific International, Inc.             1.3%
Qwest Corporation                                 1.2%
Qwest Communications International, Inc.          1.1%
Georgia-Pacific Corporation                       1.0%
Premcor Refining Group, Inc.                      1.0%
MGM MIRAGE                                        0.9%
Edison Mission Energy                             0.9%

Footnote reads:

These long-term fixed income securities represent 14.0% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.


Detracting from performance versus the benchmark was our interest-rate sensitivity positioning, or duration. We were a bit underexposed to interest-rate risk, or short duration, versus the Lehman Index, which cost us some performance. However, we believe that had we increased our exposure to the long end of the maturity curve, we would have introduced more risk to the Portfolio than we deem prudent given conditions at that time.

What is your outlook?

Since the Fed has been quite transparent in signaling its moves, we believe the likelihood of unexpected levels of interest-rate volatility is low. As such, we have increased the Portfolio's duration slightly so as to capitalize on the attractive relative yield that can be found further out on the maturity curve, while increasing our exposure of BB-rated credits, which typically outperform following a market correction.

While the March correction in high-yield bonds was perhaps a bit exaggerated, it served to bring many high-yield credits closer to what we perceive as fair value. Default rates remain low by historic standards, corporate fundamentals are strong, and we are confident that the Fed will successfully ward off inflation without choking off economic growth. For these reasons, we expect a generally favorable backdrop for high-yield bonds in the months to come.


Portfolio Facts
as of June 30, 2005


Net Assets                 $100,731,739             NAV           $6.64
NAV -- High+          3/8/2005 -- $6.82
NAV -- Low+          5/17/2005 -- $6.40

Number of Holdings: 264    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

                                                     From
                                                Inception
1 Year                               5-Year      3/2/1998
---------------------------------------------------------
9.67%                                 6.75%         3.33%

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                           Lehman
                                         Brothers
                                   U.S. Corporate
                                             Bond
                                       High Yield       Consumer
                          High Yield         Bond          Price
Date                    Portfolio II       Index*        Index**
----------------------------------------------------------------
         March 2, 1998        10,000        10,000        10,000
                  1998        10,090        10,094        10,019
                  1998        10,139        10,134        10,037
                  1998        10,169        10,169        10,056
                  1998        10,219        10,205        10,068
                  1998        10,265        10,263        10,080
                  1998         9,539         9,697        10,093
                  1998         9,475         9,741        10,105
                  1998         9,224         9,541        10,130
                  1998         9,710         9,937        10,130
                  1998         9,675         9,948        10,124
                  1999         9,803        10,096        10,148
                  1999         9,646        10,036        10,161
                  1999         9,690        10,132        10,191
                  1999         9,828        10,329        10,266
                  1999         9,668        10,189        10,266
                  1999         9,628        10,167        10,266
                  1999         9,630        10,208        10,296
                  1999         9,488        10,095        10,321
                  1999         9,328        10,022        10,371
                  1999         9,079         9,956        10,389
                  1999         9,155        10,073        10,395
                  1999         9,245        10,186        10,395
                  2000         9,229        10,142        10,420
                  2000         9,284        10,162        10,482
                  2000         9,126         9,948        10,568
                  2000         9,147         9,964        10,574
                  2000         9,015         9,862        10,581
                  2000         9,171        10,063        10,642
                  2000         9,100        10,140        10,661
                  2000         9,247        10,209        10,673
                  2000         9,169        10,120        10,729
                  2000         9,005         9,796        10,747
                  2000         8,788         9,408        10,754
                  2000         9,109         9,589        10,747
                  2001         9,521        10,308        10,815
                  2001         9,563        10,445        10,859
                  2001         9,407        10,199        10,883
                  2001         9,301        10,072        10,927
                  2001         9,352        10,253        10,976
                  2001         9,088         9,966        10,994
                  2001         9,213        10,113        10,964
                  2001         9,282        10,232        10,964
                  2001         8,767         9,544        11,013
                  2001         9,053         9,780        10,976
                  2001         9,254        10,137        10,957
                  2001         9,238        10,096        10,914
                  2002         9,260        10,166        10,939
                  2002         9,152        10,024        10,982
                  2002         9,254        10,265        11,044
                  2002         9,326        10,425        11,106
                  2002         9,265        10,371        11,106
                  2002         8,776         9,607        11,112
                  2002         8,348         9,187        11,124
                  2002         8,694         9,449        11,161
                  2002         8,494         9,325        11,180
                  2002         8,560         9,244        11,208
                  2002         9,132         9,816        11,208
                  2002         9,274         9,954        11,183
                  2003         9,515        10,285        11,232
                  2003         9,651        10,412        11,319
                  2003         9,850        10,711        11,387
                  2003        10,353        11,347        11,362
                  2003        10,469        11,463        11,344
                  2003        10,729        11,793        11,356
                  2003        10,600        11,664        11,368
                  2003        10,773        11,798        11,412
                  2003        11,025        12,120        11,449
                  2003        11,238        12,365        11,436
                  2003        11,349        12,552        11,405
                  2003        11,631        12,837        11,393
                  2004        11,742        13,082        11,449
                  2004        11,653        13,049        11,511
                  2004        11,699        13,137        11,585
                  2004        11,614        13,048        11,622
                  2004        11,476        12,827        11,690
                  2004        11,591        13,011        11,727
                  2004        11,749        13,188        11,708
                  2004        11,935        13,446        11,715
                  2004        12,120        13,642        11,739
                  2004        12,351        13,888        11,801
                  2004        12,418        14,055        11,807
                  2004        12,564        14,265        11,764
                  2005        12,552        14,253        11,789
                  2005        12,735        14,454        11,857
                  2005        12,406        14,060        11,949
                  2005        12,304        13,911        12,030
                  2005        12,516        14,170        12,017
         June 30, 2005       $12,712       $14,439       $12,024


Footnotes read:

* The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers High Yield Bond Index serves as a better reflection of the Portfolio's current investment strategy than does the Merrill Lynch High Yield Cash Pay Index.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTOS OMITTED: MICHAEL G. LANDREVILLE, ALAN D. ONSTAD
AND GREGORY R. ANDERSON]

Thrivent Income Portfolio

Michael G. Landreville (left) Alan D. Onstad (right) and Gregory R. Anderson (far right), Portfolio Co-Managers

The Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

The Thrivent Income Portfolio produced a 2.15% return while its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group earned a 2.18% median return. The Portfolio's market benchmark, the Lehman U.S. Aggregate Bond Index, earned a 2.51% return during the period.

What market conditions were present during the period?

During the period, interest rates on short-term Treasuries increased while interest rates on the longest end of the duration spectrum decreased. This resulted in a simultaneous pivoting and flattening of the yield curve -- an unusual occurrence in such a defensive environment. As a result, the only short-duration securities to enjoy strong performance during the period were mortgage-backed securities.

Higher-quality, longer-duration financials and long-duration Treasuries produced some of the most impressive returns in the first half of 2005. In addition, high-quality assets -- anything above BBB-rated securities -- bettered the returns of their lower-quality counterparts.

What factors affected the Portfolio's performance?

One of the most important positive contributors to the Portfolio's relative performance was its relative underweighted stance in the auto sector, which was the most troubled area of the corporate bond market during much of the period. The Portfolio also benefited from a curve-flattening bias and an overweighted position in mortgage-backed and asset-backed securities, which performed well during the first half of 2005.

While the Portfolio enjoyed strong returns on its Treasury Inflation-Protected Securities (TIPS) holdings during the first quarter, a perception that the economy was slowing led to an about-face for TIPS in the second quarter. This reversal negatively impacted the Portfolio's overall returns relative to its peers and market benchmark. The Portfolio's overweighted stance in crossover securities -- high-quality, non-investment-grade securities -- which underperformed during the period, also diminished its relative returns.

What is your outlook?

High oil and raw materials prices, along with the continued Federal Reserve Board rate tightening, continue to put downward pressure on economic activity. One factor helping to offset that pressure is plentiful inexpensive foreign labor from countries like China. While the ups and downs of this delicate balance may moderate the economy in the coming months, economic growth should nonetheless remain positive.


[GRAPHIC OMITTED: TOP INDUSTRIES

Top Industries
(% of Portfolio)

Asset-Backed Securities                          13.7%
Financials                                       12.9%
Commercial Mortgage-Backed Securities             9.2%
Mortgage-Backed Securities                        9.0%
Utilities                                         5.4%
Energy                                            5.2%
Communications Services                           5.2%
Capital Goods                                     3.8%
Consumer Cyclical                                 3.4%
Transportation                                    2.4%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                              38.1%
Aa                                                1.7%
A                                                11.5%
Baa                                              23.8%
Ba                                               12.9%
B                                                 2.5%
Caa                                               0.0%
Ca                                                0.0%
C                                                 0.0%
D                                                 0.0%
Not Rated                                         9.5%



Top 10 Holdings
(% of Portfolio)

U.S. Treasury Inflation Indexed Bonds             4.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through                  4.4%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through                  2.3%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                  2.3%
Lehman Brothers, Inc.                             1.8%
U.S. Treasury Principal Strips                    1.5%
Federal Home Loan Mortgage Corporation            1.3%
Chase Credit Card Master Trust                    1.1%
U.S. Treasury Notes                               0.9%
Equitable Life Assurance Society USA              0.9%

Footnote reads:

These long-term fixed income securities represent 21.1% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Moody's Bond Quality Ratings only reflect long-term fixed income securities.


In such choppy market conditions, however, we do not envision taking any substantial sector or duration bets. In preparation for summer -- and what is traditionally a difficult period for corporate bonds -- we will continue our cautious approach to the corporate market. Shortening the duration of our corporate holdings will not only guard against this environment but also bring the Portfolio closer to the duration stance of its Lipper Inc. peer group.

We plan to increase our exposure in Treasuries and also to commercial mortgage-backed securities, which function as a favorable alternative to A-rated corporates. And, as we anticipate an end to the flattening of the yield curve, we will continue to move from a barbell maturity structure to more of a laddered structure.

Portfolio Facts
as of June 30, 2005

Net Assets                 $961,977,337             NAV          $10.17
NAV -- High+         2/9/2005 -- $10.33
NAV -- Low+          3/28/2005 -- $9.98

Number of Holdings: 195    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005




1 Year                  5-Year             10-Year
--------------------------------------------------
7.00%                    7.06%               6.43%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                            Lehman
                                          Brothers
                                         Aggregate     Consumer
                              Income          Bond        Price
Date                       Portfolio        Index*      Index**
---------------------------------------------------------------
         June 30, 1995        10,000        10,000        10,000
                  1995         9,942         9,978        10,000
                  1995        10,067        10,098        10,026
                  1995        10,164        10,196        10,046
                  1995        10,321        10,329        10,079
                  1995        10,481        10,484        10,072
                  1995        10,652        10,631        10,066
                  1996        10,713        10,701        10,125
                  1996        10,487        10,515        10,157
                  1996        10,384        10,442        10,210
                  1996        10,319        10,384        10,249
                  1996        10,313        10,362        10,269
                  1996        10,441        10,502        10,275
                  1996        10,462        10,530        10,295
                  1996        10,424        10,513        10,315
                  1996        10,627        10,696        10,348
                  1996        10,874        10,933        10,380
                  1996        11,098        11,120        10,400
                  1996        10,997        11,017        10,400
                  1997        11,032        11,050        10,433
                  1997        11,084        11,078        10,466
                  1997        10,921        10,955        10,492
                  1997        11,049        11,119        10,505
                  1997        11,165        11,224        10,498
                  1997        11,326        11,358        10,511
                  1997        11,661        11,664        10,525
                  1997        11,538        11,564        10,544
                  1997        11,723        11,735        10,571
                  1997        11,817        11,905        10,597
                  1997        11,870        11,960        10,590
                  1997        11,960        12,080        10,577
                  1998        12,121        12,235        10,597
                  1998        12,141        12,226        10,616
                  1998        12,211        12,268        10,636
                  1998        12,279        12,332        10,656
                  1998        12,385        12,449        10,675
                  1998        12,502        12,555        10,689
                  1998        12,521        12,581        10,702
                  1998        12,606        12,786        10,715
                  1998        12,958        13,085        10,728
                  1998        12,883        13,016        10,754
                  1998        13,035        13,090        10,754
                  1998        13,082        13,129        10,748
                  1999        13,207        13,223        10,774
                  1999        12,904        12,992        10,787
                  1999        12,982        13,064        10,820
                  1999        13,014        13,106        10,898
                  1999        12,825        12,991        10,898
                  1999        12,759        12,950        10,898
                  1999        12,711        12,895        10,931
                  1999        12,681        12,888        10,957
                  1999        12,812        13,037        11,010
                  1999        12,826        13,086        11,030
                  1999        12,855        13,085        11,036
                  1999        12,818        13,022        11,036
                  2000        12,772        12,979        11,062
                  2000        12,925        13,136        11,128
                  2000        13,068        13,309        11,220
                  2000        12,984        13,271        11,226
                  2000        12,928        13,265        11,233
                  2000        13,259        13,541        11,298
                  2000        13,370        13,664        11,318
                  2000        13,573        13,862        11,331
                  2000        13,623        13,949        11,390
                  2000        13,661        14,041        11,410
                  2000        13,831        14,271        11,416
                  2000        14,146        14,536        11,410
                  2001        14,459        14,773        11,482
                  2001        14,600        14,902        11,528
                  2001        14,614        14,977        11,554
                  2001        14,527        14,915        11,600
                  2001        14,618        15,005        11,652
                  2001        14,629        15,061        11,672
                  2001        14,969        15,398        11,639
                  2001        15,127        15,575        11,639
                  2001        15,156        15,756        11,692
                  2001        15,508        16,086        11,652
                  2001        15,316        15,864        11,633
                  2001        15,187        15,763        11,587
                  2002        15,277        15,891        11,613
                  2002        15,402        16,045        11,659
                  2002        15,191        15,778        11,725
                  2002        15,412        16,084        11,790
                  2002        15,510        16,221        11,790
                  2002        15,522        16,361        11,797
                  2002        15,389        16,558        11,810
                  2002        15,675        16,838        11,849
                  2002        15,883        17,110        11,869
                  2002        15,626        17,032        11,899
                  2002        15,712        17,027        11,899
                  2002        16,060        17,379        11,872
                  2003        16,162        17,395        11,925
                  2003        16,457        17,635        12,017
                  2003        16,503        17,621        12,089
                  2003        16,783        17,767        12,063
                  2003        17,152        18,097        12,043
                  2003        17,185        18,061        12,056
                  2003        16,679        17,454        12,069
                  2003        16,785        17,570        12,115
                  2003        17,211        18,035        12,154
                  2003        17,166        17,867        12,141
                  2003        17,227        17,910        12,109
                  2003        17,427        18,092        12,095
                  2004        17,586        18,238        12,154
                  2004        17,743        18,435        12,220
                  2004        17,875        18,573        12,299
                  2004        17,448        18,090        12,338
                  2004        17,339        18,018        12,410
                  2004        17,425        18,120        12,450
                  2004        17,580        18,299        12,430
                  2004        17,895        18,648        12,437
                  2004        17,992        18,699        12,463
                  2004        18,180        18,856        12,529
                  2004        18,049        18,705        12,535
                  2004        18,253        18,877        12,489
                  2005        18,364        18,996        12,515
                  2005        18,334        18,884        12,588
                  2005        18,144        18,786        12,686
                  2005        18,338        19,041        12,771
                  2005        18,526        19,247        12,758
         June 30, 2005       $18,646       $19,352       $12,765

Footnotes read:

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Thrivent Bond Index Portfolio

Michael G. Landreville, Portfolio Manager

The Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. While the Portfolio attempts to closely track the Lehman Brothers Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.


How did the Portfolio perform during the six-month period ended
June 30, 2005?

We are generally pleased with the relative performance of the Thrivent Bond Index Portfolio versus its benchmarks. The Portfolio produced a 2.40% return, while the Lehman Brothers Aggregate Bond Index returned 2.51%. The Portfolio's Lipper Inc. peer group, the Intermediate Investment Grade Bond Funds Category, returned 2.05%.

What market conditions were present during the period?

We saw a variety of economic forces during the period: rising oil prices (a 30% increase from December to June), decent gross domestic product
(GDP) growth, contained inflation (in spite of higher oil prices), steady employment growth, robust housing growth and a stronger dollar.

Throughout the six-month period, the Federal Reserve continued to unwind its self-described accommodative monetary policy by raising its target for the federal funds rate by 100 basis points -- going from 2.25% to 3.25%. In concert with this action, there was a simultaneous pivoting and flattening of the yield curve, that is, an increase in interest rates of shorter-term Treasuries and a decrease in rates among longer-duration bonds. And while a flattening of the yield curve is not uncommon during a Fed tightening, it is quite unusual to have long-term interest rates falling during such a period. Federal Reserve Board Chairman Alan Greenspan has described this as a "conundrum." As of June 30, 2005, there was a 55 basis-point spread between 2- and 30-year Treasuries. This compares to a 175 basis-point spread at year-end 2004.

From a sector perspective, the first quarter included good performance from corporate bonds and lower-quality (BBB-rated and non-investment grade) bonds. But due to growing investor perception that the economy was slowing, those lower-quality bond segments did an about-face in the second quarter and underperformed higher-quality, longer-duration bonds.

What factors affected the Portfolio's performance?

The predominant strategy of the Portfolio is to keep its risk characteristics in line with its market benchmark, the Lehman U.S. Aggregate Bond Index, especially duration, sector weightings and security characteristics. As such, throughout the period we managed the Portfolio's duration (a measure of interest rate sensitivity) in line with the Aggregate. As of June 30, the Portfolio's duration was 4.25, mirroring the Index at 4.25.

Since we manage the Portfolio's duration and sector weightings (such as Treasuries, government agencies, mortgage-backed securities and corporates) to closely replicate the Index, any difference in relative performance is primarily due to: 1) the Portfolio's fewer number of holdings versus the Index and 2) the Portfolio's expenses. Keep in mind that the Lehman Aggregate Bond Index is a pure, unmanaged index -- not available for direct investment -- and does not have any associated expenses or fees. Moreover, indexes are not investments; they are tools for tracking the performance of grouped securities based on a common trait, such as capitalization, industry, maturity, asset type, etc. That said, on a gross basis (minus expenses) the Portfolio returned 2.60% for the period, versus 2.51% for the Index.



[GRAPHIC OMITTED: TOP INDUSTRIES]
Top Industries
(% of Portfolio)

Mortgage-Backed Securities                       21.8%
Asset-Backed Securities                           7.1%
Financials                                        5.5%
Commercial Mortgage-Backed Securities             4.0%
Communications Services                           1.6%
Foreign                                           1.5%
Consumer Cyclical                                 1.3%
Capital Goods                                     1.3%
Consumer Non-Cyclical                             1.2%
Energy                                            0.9%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                               74.0%
Aa                                                 2.3%
A                                                  9.9%
Baa                                                8.7%
Ba                                                 1.0%
B                                                  0.0%
Caa                                                0.0%
Ca                                                 0.0%
C                                                  0.0%
D                                                  0.0%
Not Rated                                          4.1%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through                   7.3%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                   3.4%
Federal Home Loan Mortgage Corporation
Gold 30-Yr. Conventional                           2.9%
U.S. Treasury Bonds                                2.5%
U.S. Treasury Notes                                2.3%
Federal Home Loan Mortgage Corporation
Gold 30-Yr. Conventional                           2.2%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                   1.8%
U.S. Treasury Notes                                1.4%
U.S. Treasury Notes                                1.3%
U.S. Treasury Bonds                                1.1%

Footnote reads:
These long-term fixed income securities represent 26.2% of the total investment portfolio.


Footnotes read:

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Moody's Bond Quality Ratings only reflect long-term fixed income securities.


What is your outlook?

High oil and raw materials prices, along with the continued Fed tightening, place downward pressure on growth. Among the factors offsetting that pressure, however, is plentiful sources of inexpensive foreign labor from countries like China and a strong housing market in the United States. While the ups and downs of this delicate balance may moderate the economy in the coming months, economic growth should nonetheless remain positive.

We will continue to focus our attention on aligning the Portfolio with the Index's positions in order to mirror its performance. In addition, we will continue to work with our credit analysis team to actively seek incremental value through individual security selection.

Portfolio Facts
as of June 30, 2005


Net Assets                 $286,395,332             NAV          $10.55
NAV -- High+         2/9/2005 -- $10.60
NAV -- Low+         3/28/2005 -- $10.30

Number of Holdings: 344    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005

1 Year                5-Year           10-Year
----------------------------------------------
6.48%                  7.11%             6.46%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                            Lehman
                                          Brothers
                                Bond     Aggregate      Consumer
                               Index          Bond         Price
Date                       Portfolio        Index*       Index**
----------------------------------------------------------------
         June 30, 1995        10,000        10,000        10,000
                  1995         9,968         9,978        10,000
                  1995        10,084        10,098        10,026
                  1995        10,176        10,196        10,046
                  1995        10,321        10,329        10,079
                  1995        10,459        10,484        10,072
                  1995        10,593        10,631        10,066
                  1996        10,665        10,701        10,125
                  1996        10,475        10,515        10,157
                  1996        10,400        10,442        10,210
                  1996        10,341        10,384        10,249
                  1996        10,321        10,362        10,269
                  1996        10,439        10,502        10,275
                  1996        10,466        10,530        10,295
                  1996        10,437        10,513        10,315
                  1996        10,621        10,696        10,348
                  1996        10,846        10,933        10,380
                  1996        10,988        11,120        10,400
                  1996        10,922        11,017        10,400
                  1997        10,957        11,050        10,433
                  1997        10,982        11,078        10,466
                  1997        10,858        10,955        10,492
                  1997        11,015        11,119        10,505
                  1997        11,109        11,224        10,498
                  1997        11,246        11,358        10,511
                  1997        11,540        11,664        10,525
                  1997        11,438        11,564        10,544
                  1997        11,605        11,735        10,571
                  1997        11,773        11,905        10,597
                  1997        11,825        11,960        10,590
                  1997        11,945        12,080        10,577
                  1998        12,098        12,235        10,597
                  1998        12,090        12,226        10,616
                  1998        12,133        12,268        10,636
                  1998        12,185        12,332        10,656
                  1998        12,292        12,449        10,675
                  1998        12,412        12,555        10,689
                  1998        12,429        12,581        10,702
                  1998        12,672        12,786        10,715
                  1998        12,961        13,085        10,728
                  1998        12,887        13,016        10,754
                  1998        12,933        13,090        10,754
                  1998        12,970        13,129        10,748
                  1999        13,042        13,223        10,774
                  1999        12,815        12,992        10,787
                  1999        12,885        13,064        10,820
                  1999        12,911        13,106        10,898
                  1999        12,767        12,991        10,898
                  1999        12,725        12,950        10,898
                  1999        12,686        12,895        10,931
                  1999        12,677        12,888        10,957
                  1999        12,832        13,037        11,010
                  1999        12,861        13,086        11,030
                  1999        12,856        13,085        11,036
                  1999        12,795        13,022        11,036
                  2000        12,740        12,979        11,062
                  2000        12,881        13,136        11,128
                  2000        13,048        13,309        11,220
                  2000        13,020        13,271        11,226
                  2000        13,003        13,265        11,233
                  2000        13,267        13,541        11,298
                  2000        13,376        13,664        11,318
                  2000        13,580        13,862        11,331
                  2000        13,679        13,949        11,390
                  2000        13,756        14,041        11,410
                  2000        13,998        14,271        11,416
                  2000        14,260        14,536        11,410
                  2001        14,559        14,773        11,482
                  2001        14,690        14,902        11,528
                  2001        14,690        14,977        11,554
                  2001        14,616        14,915        11,600
                  2001        14,683        15,005        11,652
                  2001        14,740        15,061        11,672
                  2001        15,067        15,398        11,639
                  2001        15,244        15,575        11,639
                  2001        15,460        15,756        11,692
                  2001        15,778        16,086        11,652
                  2001        15,568        15,864        11,633
                  2001        15,467        15,763        11,587
                  2002        15,570        15,891        11,613
                  2002        15,734        16,045        11,659
                  2002        15,435        15,778        11,725
                  2002        15,720        16,084        11,790
                  2002        15,861        16,221        11,790
                  2002        16,003        16,361        11,797
                  2002        16,223        16,558        11,810
                  2002        16,478        16,838        11,849
                  2002        16,745        17,110        11,869
                  2002        16,687        17,032        11,899
                  2002        16,625        17,027        11,899
                  2002        16,965        17,379        11,872
                  2003        16,958        17,395        11,925
                  2003        17,202        17,635        12,017
                  2003        17,179        17,621        12,089
                  2003        17,315        17,767        12,063
                  2003        17,618        18,097        12,043
                  2003        17,580        18,061        12,056
                  2003        16,958        17,454        12,069
                  2003        17,059        17,570        12,115
                  2003        17,525        18,035        12,154
                  2003        17,354        17,867        12,141
                  2003        17,398        17,910        12,109
                  2003        17,574        18,092        12,095
                  2004        17,708        18,238        12,154
                  2004        17,888        18,435        12,220
                  2004        18,030        18,573        12,299
                  2004        17,558        18,090        12,338
                  2004        17,462        18,018        12,410
                  2004        17,562        18,120        12,450
                  2004        17,731        18,299        12,430
                  2004        18,059        18,648        12,437
                  2004        18,103        18,699        12,463
                  2004        18,246        18,856        12,529
                  2004        18,100        18,705        12,535
                  2004        18,261        18,877        12,489
                  2005        18,369        18,996        12,515
                  2005        18,254        18,884        12,588
                  2005        18,161        18,786        12,686
                  2005        18,400        19,041        12,771
                  2005        18,593        19,247        12,758
         June 30, 2005       $18,699       $19,352       $12,765


Footnotes read:

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTOS OMITTED: MICHAEL G. LANDREVILLE, ALAN D. ONSTAD
AND GREGORY R. ANDERSON]

Thrivent Limited
Maturity Bond Portfolio

Michael G. Landreville (left) Alan D. Onstad (right) and Gregory R. Anderson (far right), Portfolio Co-Managers

The Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods.

These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the six-month period ended
June 30, 2005?

The Thrivent Limited Maturity Bond Portfolio returned 1.04% while its Lipper Inc. Short Investment Grade Debt Funds peer group produced a 0.95% median return. During the same period, its market benchmark, the Lehman Government/Credit 1-3 Year Index, delivered a 1.78% return.

What market conditions were present during the period?

During the period, interest rates on short-term Treasuries increased while interest rates on the longest end of the duration spectrum decreased. This resulted in a simultaneous pivoting and flattening of the yield curve -- an unusual occurrence in such a defensive environment. As a result, the only short-duration securities to enjoy strong performance during the period were mortgage-backed securities.

Higher-quality, longer-duration financials and long-duration Treasuries produced some of the most impressive returns in the first half of 2005. In addition, high-quality assets -- anything above BBB-rated securities -- bettered the returns of their lower-quality counterparts.

What factors affected the Portfolio's performance?

The primary factor benefiting the Portfolio's performance during the period was its longer duration stance relative to its new Lipper Inc. peer group. A curve-flattening bias and an overweighted position in mortgage-backed securities also provided positive contributions to the Portfolio in the first half of 2005.

While the Portfolio enjoyed strong returns on its Treasury Inflation-Protected Securities (TIPS) holdings during the first quarter, a perception that the economy was slowing led to an about-face for TIPS in the second quarter. This reversal negatively impacted the Portfolio's overall returns relative to its peers. The Portfolio's overweighted stance in crossover securities -- high-quality, non-investment-grade securities -- which underperformed during the period, also diminished its relative returns.

What is your outlook?

High oil and raw materials prices, along with the continued Federal Reserve Board rate tightening, continue to put downward pressure on economic activity. One factor helping to offset that pressure is plentiful inexpensive foreign labor from countries like China. While the ups and downs of this delicate balance may moderate the economy in the coming months, economic growth should nonetheless remain positive.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Asset-Backed Securities                          21.0%
Mortgage-Backed Securities                       11.6%
Financials                                        9.0%
Commercial Mortgage-Backed Securities             5.2%
Communications Services                           3.0%
Consumer Non-Cyclical                             1.9%
Utilities                                         1.8%
Consumer Cyclical                                 1.5%
Energy                                            1.1%
Transportation                                    0.8%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                              64.7%
Aa                                                5.2%
A                                                 8.3%
Baa                                              10.8%
Ba                                                3.1%
B                                                 0.0%
Caa                                               0.0%
Ca                                                0.0%
C                                                 0.0%
D                                                 0.0%
Not Rated                                         7.9%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through                  5.9%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                  5.6%
U.S. Treasury Notes                               3.4%
U.S. Treasury Notes                               2.7%
U.S. Treasury Notes                               2.2%
Impac CMB Trust                                   1.2%
U.S. Treasury Notes                               1.2%
U.S. Treasury Notes                               1.1%
Federal National Mortgage Association             1.0%
Hyundai Auto Receivables Trust                    0.8%

Footnote reads:
These long-term fixed income securities represent 25.1% of the total investment portfolio.





Footnotes read:

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Moody's Bond Quality Ratings only reflect long-term fixed income securities.





In such choppy market conditions, however, we do not envision taking any substantial sector or duration bets. In preparation for summer-and what is traditionally a difficult period for corporates-we will continue our cautious approach to the corporate market. Shortening the duration of our corporate holdings will not only guard against this environment but also bring the Portfolio closer to the duration stance of its new Lipper Inc. peer group.

We plan to increase our exposure in Treasuries and also to commercial mortgage-backed securities, which function as a favorable alternative to A-rated corporates. And, as we anticipate an end to the flattening of the yield curve, we will continue to move from a barbell maturity structure that highlights shorter and longer dated securities to more of a laddered structure, which better covers the short portion of the yield curve.

Portfolio Facts
as of June 30, 2005


Net Assets                 $356,645,100             NAV          $10.02
NAV -- High+         2/9/2005 -- $10.11
NAV -- Low+          3/28/2005 -- $9.94

Number of Holdings: 164    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005
                                                                   From
                                                              Inception
                                                   1 Year    11/30/2001
-----------------------------------------------------------------------
                                                    3.08%         3.49%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                                      Lehman                     Lehman
                                    Brothers                   Brothers
                                 Government/                Government/
                       Limited     Corporate                  Corporate
                      Maturity      1-5 Year     Consumer      1-3 Year
                          Bond          Bond        Price          Bond
Date                 Portfolio        Index*     Index***       Index**
----------------------------------------------------------------------------
November 30, 2001      $10,000       $10,000      $10,000       $10,000
             2001        9,939         9,952        9,961        10,005
             2002       10,005        10,022        9,983        10,034
             2002       10,072        10,119       10,023        10,077
             2002        9,970         9,985       10,079        10,012
             2002       10,093        10,163       10,135        10,123
             2002       10,153        10,252       10,135        10,177
             2002       10,213        10,342       10,141        10,258
             2002       10,267        10,466       10,152        10,360
             2002       10,332        10,591       10,186        10,416
             2002       10,422        10,732       10,203        10,506
             2002       10,393        10,725       10,228        10,520
             2002       10,381        10,713       10,228        10,519
             2002       10,514        10,896       10,206        10,633
             2003       10,526        10,907       10,251        10,646
             2003       10,639        11,029       10,330        10,705
             2003       10,641        11,035       10,392        10,728
             2003       10,751        11,104       10,369        10,769
             2003       10,874        11,241       10,353        10,830
             2003       10,904        11,244       10,364        10,854
             2003       10,735        10,973       10,375        10,783
             2003       10,753        11,021       10,415        10,788
             2003       10,929        11,264       10,448        10,907
             2003       10,889        11,186       10,437        10,863
             2003       10,898        11,204       10,409        10,863
             2003       10,985        11,312       10,398        10,932
             2004       11,032        11,386       10,448        10,962
             2004       11,114        11,494       10,505        11,024
             2004       11,180        11,568       10,573        11,063
             2004       10,993        11,320       10,606        10,949
             2004       10,955        11,280       10,668        10,934
             2004       10,972        11,340       10,702        10,937
             2004       11,024        11,438       10,685        10,984
             2004       11,126        11,625       10,691        11,070
             2004       11,141        11,645       10,714        11,064
             2004       11,190        11,730       10,770        11,102
             2004       11,135        11,654       10,776        11,048
             2004       11,193        11,735       10,736        11,075
             2005       11,218        11,775        9,949        11,073
             2005       11,192        11,714       10,006        11,052
             2005       11,146        11,669       10,084        11,044
             2005       11,224        11,802       10,152        11,108
             2005       11,282        11,904       10,142        11,156
    June 30, 2005      $11,310       $11,952      $10,142       $11,181

Footnotes read:

* The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an index comprised of securities in the intermediate maturity range of one to five years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers 1-3 Year Government/Credit Bond Index serves as a better reflection of the Portfolio's current strategy then does the Lehman Brothers 1-5 Year Government/Credit Bond Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

    Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

    Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: ALAN D. ONSTAD, MICHAEL G. LANDREVILLE AND
GREGORY R. ANDERSON]


Thrivent Mortgage
Securities Portfolio

Gregory R. Anderson (left) and Scott A. Lalim (right), Portfolio
Co-Managers

The Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. The real estate industry--and therefore, the performance of the portfolio--is highly sensitive to economic conditions. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed by the U.S. Government. These and other risks are described in the Portfolio's prospectus.





How did the Portfolio perform during the six-month period ended
June 30, 2005?

The Thrivent Mortgage Securities Portfolio produced a 1.75% total return, while its Lipper Inc. U.S. Mortgage peer group posted a 1.82% median return. The Portfolio's market benchmark, the Lehman Brothers
Mortgage-Backed Securities Index, returned 2.15% during the period.

What market conditions were present during the period?

The first month of the year was marked by a low-volatility environment in which interest rates declined, the yield curve flattened and most spread sectors of the bond market, including mortgage securities, outperformed U.S. Treasuries. Over the latter half of the first quarter, as a result of renewed fears about rising inflation and the specter of further Federal Reserve rate hikes, interest rates climbed higher, volatility picked up, and spreads widened across most bond sectors. The first quarter ended with the first double decline for equities and bonds since the first quarter of 2001.

The second quarter brought another reversal, however. Concerns about slowing economic growth and a perception that recent inflation fears were unfounded, caused intermediate and long-term interest rates to decline again-back to early 2005 levels. The yield curve continued its flattening trend and, at the end of June, Federal Reserve policymakers raised the fed funds rate to 3.25 percent-the ninth consecutive quarter-point increase. Over the six-month period, mortgage securities outperformed similar duration Treasury securities and corporate bonds.

What factors affected the Portfolio's performance?

The Portfolio's underperformance can be traced primarily to its slightly shorter duration, relative to its peers. This position was based on a commonly held belief that interest rates would rise during the period. As a result, this short duration position, combined with the flattening of the yield curve, hampered performance relative to our peers. In addition, our anticipation of rising interest rates also led us to position the portfolio with a bias in higher coupon mortgage backed securities, which underperformed lower-coupon mortgages during the period.

The Portfolio's performance was aided by an overweighted stance in commercial mortgage-backed securities, which was the best performing sector in the investment grade bond market relative to U.S. Treasury securities during the first half of the year. The Portfolio's performance also was bolstered by an overweighted position in mortgage-backed securities and an underweighted position in Treasuries, relative to our peers.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Mortgage-Backed Securities                       46.3%
Asset-Backed Securities                          21.6%
Commercial Mortgage-Backed Securities            17.6%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                             100.0%
Aa                                                0.0%
A                                                 0.0%
Baa                                               0.0%
Ba                                                0.0%
B                                                 0.0%
Caa                                               0.0%
Ca                                                0.0%
C                                                 0.0%
D                                                 0.0%
Not Rated                                         0.0%

Footnote reads:
These long-term fixed income securities represent 56.3% of the total investment portfolio.


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through                 21.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through                 10.6%
Federal Home Loan Mortgage Corporation
Gold 30-Yr. Conventional                          9.0%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through                  5.6%
Residential Asset Securities Corporation          2.0%
J.P. Morgan Chase Commercial
Mortgage Securities                               1.7%
Providian Gateway Master Trust                    1.6%
GMAC Mortgage Corporation Loan Trust              1.6%
Volkswagen Auto Lease Trust                       1.6%
Americredit Automobile Receivables Trust          1.6%





Footnotes read:
Quoted Top Industries, Moody's Bond Quality Rating Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments.

Moody's Bond Quality Ratings only reflect long-term fixed income securities.


What is your outlook?

We don't expect the economic environment to differ greatly from the first half of the year and believe the economy will grow at an above-trend pace. While the risk of a sharp rise in inflation is low, we do expect inflation to creep higher over the second half of the year.

We also expect interest rates to move modestly higher, volatility to remain low and the supply/demand technicals for mortgage backed securities to stay favorable. In this environment, we expect mortgage securities to deliver solid performance.

This outlook leads us to position the Portfolio with a higher weighting in mortgage securities and a slightly higher weighting in commercial mortgage-backed securities. Conversely, the Portfolio will adopt a lower weighting in U.S. Treasuries, Government Agency securities and cash. Because of our outlook for modestly higher interest rates, we plan to position the Portfolio's duration modestly short of the benchmark's duration.

Portfolio Facts
as of June 30, 2005


Net Assets                  $67,505,222             NAV           $9.95
NAV -- High+         2/9/2005 -- $10.01
NAV -- Low+          3/28/2005 -- $9.80

Number of Holdings: 51    + For the period ended June 30, 2005


Total Returns1
as of June 30, 2005
                                                       From
                                                  Inception
                                 1 Year           4/30/2003
-----------------------------------------------------------
                                  5.37%               3.52%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1


                                           Lehman
                                         Brothers
                                         Mortgage-
                            Mortgage        Backed     Consumer
                          Securities    Securities        Price
Date                       Portfolio        Index*      Index**
---------------------------------------------------------------
        April 30, 2003        10,000        10,000        10,000
                  2003        10,057        10,008         9,984
                  2003        10,065        10,025         9,995
                  2003         9,836         9,837        10,005
                  2003         9,890         9,907        10,044
                  2003        10,056        10,076        10,076
                  2003        10,038        10,041        10,065
                  2003        10,070        10,062        10,038
                  2003        10,185        10,170        10,027
                  2004        10,253        10,233        10,076
                  2004        10,323        10,320        10,131
                  2004        10,377        10,365        10,196
                  2004        10,197        10,180        10,229
                  2004        10,166        10,158        10,288
                  2004        10,229        10,248        10,321
                  2004        10,319        10,340        10,305
                  2004        10,450        10,499        10,310
                  2004        10,471        10,515        10,332
                  2004        10,546        10,600        10,386
                  2004        10,527        10,574        10,392
                  2004        10,594        10,648        10,354
                  2005        10,639        10,705        10,375
                  2005        10,586        10,655        10,435
                  2005        10,565        10,635        10,517
                  2005        10,667        10,753        10,588
                  2005        10,744        10,838        10,577
         June 30, 2005       $10,779       $10,877       $10,582


Footnotes read:

* The Lehman Brothers Mortgage-Backed Securities (MBS) Index is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

   Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

   Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTO OMITTED: WILLIAM D. STOUTEN]

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

The Thrivent Money Market Portfolio seeks the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt instruments.

The principal risk of investing in the Money Market Portfolio is current income risk -- that is, the income the fund receives may fall as a result of a decline in interest rates. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Investments in the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Portfolio's prospectus.


How did the Portfolio perform during the six-month period ended
June 30, 2005?

Amidst increasing interest rates, the Thrivent Money Market Fund produced a 1.15% six-month return as of June 30 and outperformed its Lipper Inc. peer group of similar money market funds, which reported a median net return of 1.08%. Another result came in the way of higher yields, the Portfolio's seven-day current net yield (a measure of the income generated by the portfolio over a specified period) increased from 1.81% on Jan. 1 to 2.78% on June 30.

What market conditions were present during the period?

After noteworthy market gains in 2004, the landscape changed in early 2005. Continued spikes in oil prices brought the price per barrel to a June high of $56.50, which was 30% higher than December 2004. Gross domestic product (GDP) in the United States remained unchanged in the first quarter at 3.8%, and corporate profits from current production were 20% lower than fourth quarter. On the flip side, there were gains in employment, housing and exports.

While longer-term inflation expectations appeared well contained, we did see some preliminary pressures surface in terms of spotty job growth, higher capacity utilization, and rising commodity and energy prices. As such, the Federal Open Market Committee continued its accommodative policy stance and initiated "measured" 25-basis-point increases to the federal funds rate on Feb. 2, March 22, May 3 and June 30, going from 2.25% to 3.25%.

Over the second quarter, there was a flattening of the bond yield curve, with short-term rates increasing and long-term ones decreasing. This meant that investors holding shorter-maturity bonds (like those in the Fund) were rewarded with incremental yield without having to sacrifice safety and liquidity. Rising short-term rates helped to position money markets quite competitively against bank products.

What has affected your performance?

From a portfolio management perspective, the most prominent factor continued to be speculation over inflation and the Fed's economic interpretation. Given the Fed's earlier statements and 2004 posturing, we positioned the Fund to benefit from anticipated upward adjustments to the federal funds rate by maintaining an equal-to-below weighted-average maturity versus other taxable money market funds, averaging 36 days for the Portfolio versus 39 days for the peer group over the six-month period.


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Commercial Paper                          66.2%
U.S. Government                            0.6%
Variable Rate Notes                       33.2%


Footnote reads:
Quoted Portfolio Composition is subject to change.


In addition, we concentrated more of our purchases on the shorter (six months or less) end of the yield curve, doing so across several of our short-term instrument categories. This shorter stance provided investment flexibility and allowed us to take advantage of higher yields more quickly during the Fed's tightening.

Corporate commercial paper continues to be in short supply, as corporations with healthy cash balances are investing in commercial paper rather than issuing it. The lack of supply contributed to tighter credit spreads. As a result, we did increase the Portfolio's weighting of asset-backed commercial paper, as well as other money market instruments, in search of higher yields.

As always, we took great care in identifying other securities that met our conservative criteria (investment-grade ratings of A or above by Moody's) and provided potential value for the Portfolio. As such, we're pleased with our ability to successfully manage our approved list and avoid rating downgrades over the period.

What is your outlook?

We expect the Federal Reserve to continue its measured pace of raising the federal funds target rate until it reaches between 4% and 4.25% by year-end. As appropriate, we will make select trades further out on the short-term yield curve (six months to one year) in order to capitalize on market expectations for higher rates, and protect the fund from the possibility of a decline in rate expectations.

The strategy for managing the portfolio combines our quest for higher-yielding money market instruments that also help us to achieve the primary objectives of safety and liquidity. To achieve these objectives, we will continue to actively manage our approved issuer's list to maintain a strict focus on conservative, top-tier quality investments that will contribute to a well-diversified portfolio.

Portfolio Facts
as of June 30, 2005

Net Assets                 $327,059,043             NAV           $1.00

Number of Holdings: 88    + For the period ended June 30, 2005

Average Annual Total Returns1
as of June 30, 2005



1 Year                               5-Year       10-Year
---------------------------------------------------------
1.80%                                 2.32%         3.82%



Money Market Portfolio*
As of June 30, 2005
                                              Portfolio
---------------------------------------------------------
7-Day Yield                                     2.78%
7-Day Effective Yield                           2.82%

Footnotes read:

* Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

  Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

  Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.





New Portfolios

Thrivent Series Fund, Inc. introduced five new Portfolios on April 30, 2005. Management Discussion of Fund Performance is not included for these Portfolios since they have been in operation for less then six months. The tables below summarize the portfolio composition of the Portfolios.



Aggressive Allocation Portfolio
Equity Portfolios                              87.9%
Debt Portfolios                                 7.0%
Real Estate Securities Portfolio                5.1%



Moderately Conservative Allocation Portfolio
Equity Portfolios                              35.0%
Debt Portfolios                                45.0%
Real Estate Securities Portfolio                5.1%
Money Market Portfolio                         14.9%



Moderately Aggressive Allocation Portfolio
Equity Portfolios                              71.9%
Debt Portfolios                                23.0%
Real Estate Securities Portfolio                5.1%



Partner Mid Cap Value Portfolio
Common Stock                                   89.5%
Short Term Investments                         10.5%



Moderate Allocation Portfolio
Equity Portfolios                              52.9%
Debt Portfolios                                32.0%
Real Estate Securities Portfolio                5.1%
Money Market Portfolio                         10.0%





Shareholder Expense Example
(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005. Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these Variable Contracts and Retirement Plans are not included in these examples, and had these costs been included, your costs would have been higher.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                         Expenses
                         Beginning         Ending        Paid During
                           Account        Account        Period *        Annualized
                             Value          Value        1/1/2005 --    Expense
                            1/1/05        6/30/05        6/30/2005       Ratio
---------------------------------------------------------------------------------------
Thrivent Technology Portfolio
Actual                      $1,000           $936          $4.13          0.86%
Hypothetical **             $1,000         $1,021          $4.31          0.86%

Thrivent Partner Small Cap Growth Portfolio
Actual                      $1,000           $959          $4.86          1.00%
Hypothetical **             $1,000         $1,020          $5.01          1.00%

Thrivent Partner Small Cap Value Portfolio
Actual                      $1,000           $991          $4.39          0.89%
Hypothetical **             $1,000         $1,020          $4.46          0.89%

Thrivent Small Cap Stock Portfolio
Actual                      $1,000         $1,015          $3.70          0.74%
Hypothetical **             $1,000         $1,021          $3.71          0.74%

Thrivent Small Cap Index Portfolio
Actual                      $1,000         $1,016          $1.90          0.38%
Hypothetical **             $1,000         $1,023          $1.91          0.38%

Thrivent Mid Cap Growth Portfolio
Actual                      $1,000         $1,004          $2.24          0.45%
Hypothetical **             $1,000         $1,023          $2.26          0.45%

Thrivent Mid Cap Growth Portfolio II
Actual                      $1,000         $1,004          $1.94          0.39%
Hypothetical **             $1,000         $1,023          $1.96          0.39%

Thrivent Mid Cap Stock Portfolio
Actual                      $1,000         $1,038          $3.94          0.78%
Hypothetical **             $1,000         $1,021          $3.91          0.78%

Thrivent Mid Cap Index Portfolio
Actual                      $1,000         $1,038          $2.22          0.44%
Hypothetical **             $1,000         $1,023          $2.21          0.44%

Thrivent Partner International Stock Portfolio
Actual                      $1,000           $974          $4.60          0.94%
Hypothetical **             $1,000         $1,020          $4.71          0.94%

Thrivent Partner All Cap Portfolio
Actual                      $1,000         $1,049          $4.83          0.95%
Hypothetical **             $1,000         $1,020          $4.76          0.95%

Thrivent Large Cap Growth Portfolio
Actual                      $1,000           $988          $2.22          0.45%
Hypothetical **             $1,000         $1,023          $2.26          0.45%

Thrivent Large Cap Growth Portfolio II
Actual                      $1,000           $988          $1.97          0.40%
Hypothetical **             $1,000         $1,023          $2.01          0.40%

Thrivent Partner Growth Stock Portfolio
Actual                      $1,000           $988          $4.44          0.90%
Hypothetical **             $1,000         $1,020          $4.51          0.90%

Thrivent Large Cap Value Portfolio
Actual                      $1,000         $1,007          $3.24          0.65%
Hypothetical **             $1,000         $1,022          $3.26          0.65%

Thrivent Large Cap Stock Portfolio
Actual                      $1,000           $993          $3.56          0.72%
Hypothetical **             $1,000         $1,021          $3.61          0.72%

Thrivent Large Cap Index Portfolio
Actual                      $1,000           $992          $1.73          0.35%
Hypothetical **             $1,000         $1,023          $1.76          0.35%

Thrivent Real Estate Securities Portfolio
Actual                      $1,000         $1,060          $4.44          0.87%
Hypothetical **             $1,000         $1,020          $4.36          0.87%

Thrivent Balanced Portfolio
Actual                      $1,000         $1,003          $1.84          0.37%
Hypothetical **             $1,000         $1,023          $1.86          0.37%

Thrivent High Yield Portfolio
Actual                      $1,000         $1,015          $2.25          0.45%
Hypothetical **             $1,000         $1,023          $2.26          0.45%

Thrivent High Yield Portfolio II
Actual                      $1,000         $1,012          $2.44          0.49%
Hypothetical **             $1,000         $1,022          $2.46          0.49%

Thrivent Income Portfolio
Actual                      $1,000         $1,022          $2.26          0.45%
Hypothetical **             $1,000         $1,023          $2.26          0.45%

Thrivent Bond Index Portfolio
Actual                      $1,000         $1,024          $2.01          0.40%
Hypothetical **             $1,000         $1,023          $2.01          0.40%

Thrivent Limited Maturity Bond Portfolio
Actual                      $1,000         $1,010          $2.24          0.45%
Hypothetical **             $1,000         $1,023          $2.26          0.45%

Thrivent Mortgage Securities Portfolio
Actual                      $1,000         $1,018          $3.05          0.61%
Hypothetical **             $1,000         $1,022          $3.06          0.61%

Thrivent Money Market Portfolio
Actual                      $1,000         $1,012          $2.29          0.46%
Hypothetical **             $1,000         $1,023          $2.31          0.46%

                                                         Expenses
                         Beginning         Ending        Paid During
                           Account        Account        Period ***      Annualized
                             Value          Value        4/29/2005 --    Expense
                           4/29/05        6/30/05        6/30/2005       Ratio
---------------------------------------------------------------------------------------
Thrivent Aggressive Allocation Portfolio
Actual                      $1,000         $1,046          $0.18          0.10%
Hypothetical **             $1,000         $1,008          $0.17          0.10%

Thrivent Moderately Aggressive Allocation Portfolio
Actual                      $1,000         $1,037          $0.18          0.10%
Hypothetical **             $1,000         $1,008          $0.17          0.10%

Thrivent Moderate Allocation Portfolio
Actual                      $1,000         $1,031          $0.21          0.12%
Hypothetical **             $1,000         $1,008          $0.21          0.12%

Thrivent Moderately Conservative Allocation Portfolio
Actual                      $1,000         $1,025          $0.30          0.17%
Hypothetical **             $1,000         $1,008          $0.29          0.17%

Thrivent Mid Cap Value Portfolio
Actual                      $1,000         $1,088          $3.64          2.02%
Hypothetical **             $1,000         $1,005          $3.50          2.02%

Footnotes read:

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**  Assuming 5% total return before expenses

*** Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 63/365 to reflect the period since inception.





Aggressive Allocation Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)


      Shares                                                                                  Value           Percentage
-------------------------------------------------------------------------------------------------------------------------
Equity Portfolios (87.9%)
-------------------------------------------------------------------------------------------------------------------------
      29,620   Thrivent Partner Small Cap Growth Portfolio                                     $330,988               4.1%
      20,767   Thrivent Partner Small Cap Value Portfolio                                       330,135               4.1
      24,108   Thrivent Small Cap Stock Portfolio                                               328,911               4.0
      22,338   Thrivent Mid Cap Growth Portfolio                                                326,834               4.0
      30,190   Thrivent Partner Mid Cap Value Portfolio                                         328,466               4.1
      35,805   Thrivent Mid Cap Stock Portfolio                                                 409,207               5.1
     136,940   Thrivent Partner International Stock Portfolio                                 1,598,345              19.8
      83,689   Thrivent Large Cap Growth Portfolio                                            1,210,133              15.0
     108,355   Thrivent Large Cap Value Portfolio                                             1,201,996              14.9
     115,086   Thrivent Large Cap Stock Portfolio                                             1,043,706              12.8
-------------------------------------------------------------------------------------------------------------------------
               Total Equity Portfolios (cost $7,046,492)                                      7,108,721
=========================================================================================================================

Real Estate Securities Portfolio (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      24,244   Thrivent Real Estate Securities Portfolio                                        412,259               5.1
-------------------------------------------------------------------------------------------------------------------------
               Total Real Estate Securities Portfolio
               (cost $400,404)                                                                  412,259
=========================================================================================================================

Debt Portfolio (7.0%)
-------------------------------------------------------------------------------------------------------------------------
      56,108   Thrivent Limited Maturity Bond Portfolio                                         561,971               7.0
-------------------------------------------------------------------------------------------------------------------------
               Total Debt Portfolio (cost $561,782)                                             561,971
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio Investments
               (cost $8,008,678)                                                             $8,082,951             100.0
=========================================================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.


Moderately Aggressive Allocation Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)


      Shares                                                                                  Value           Percentage

Equity Portfolios (71.9%)
-------------------------------------------------------------------------------------------------------------------------
      33,173   Thrivent Partner Small Cap Growth
               Portfolio                                                                       $370,694               2.0%
      23,328   Thrivent Partner Small Cap Value Portfolio                                       370,843               2.0
      54,024   Thrivent Small Cap Stock Portfolio                                               737,074               4.2
      37,534   Thrivent Mid Cap Growth Portfolio                                                549,172               3.0
      50,832   Thrivent Partner Mid Cap Value Portfolio                                         553,038               3.1
      48,175   Thrivent Mid Cap Stock Portfolio                                                 550,579               3.0
     308,432   Thrivent Partner International Stock
               Portfolio                                                                      3,599,988              19.8
     149,986   Thrivent Large Cap Growth Portfolio                                            2,168,774              12.0
     194,833   Thrivent Large Cap Value Portfolio                                             2,161,296              11.9
     218,527   Thrivent Large Cap Stock Portfolio                                             1,981,795              10.9
-------------------------------------------------------------------------------------------------------------------------
               Total Equity Portfolios
               (cost $12,974,395)                                                            13,043,253
=========================================================================================================================

Real Estate Securities Portfolio (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      54,476   Thrivent Real Estate Securities Portfolio                                        926,325               5.1
-------------------------------------------------------------------------------------------------------------------------
               Total Real Estate Securities Portfolio
               (cost $901,000)                                                                  926,325
=========================================================================================================================

Debt Portfolios (23.0%)
-------------------------------------------------------------------------------------------------------------------------
     178,435   Thrivent Income Portfolio                                                      1,814,968              10.0
     234,532   Thrivent Limited Maturity Bond Portfolio                                       2,349,029              13.0
-------------------------------------------------------------------------------------------------------------------------
               Total Debt Portfolios (cost $4,155,171)                                                          4,163,997
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio Investments
               (cost $18,030,566)                                                           $18,133,575             100.0
=========================================================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.


Moderate Allocation Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)


      Shares                                                                                  Value           Percentage
-------------------------------------------------------------------------------------------------------------------------
Equity Portfolios (52.9%)
-------------------------------------------------------------------------------------------------------------------------
     122,502   Thrivent Small Cap Stock Portfolio                                            $1,671,354               5.1%
     174,797   Thrivent Mid Cap Stock Portfolio                                               1,997,722               6.1
     420,763   Thrivent Partner International Stock
               Portfolio                                                                      4,911,103              14.9
     226,892   Thrivent Large Cap Growth Portfolio                                            3,280,820              10.0
     295,072   Thrivent Large Cap Value Portfolio                                             3,273,265               9.8
     252,642   Thrivent Large Cap Stock Portfolio                                             2,291,189               7.0
-------------------------------------------------------------------------------------------------------------------------
               Total Equity Portfolios (cost $17,392,145)                                    17,425,453
=========================================================================================================================

Real Estate Securities Portfolio (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      98,924   Thrivent Real Estate Securities Portfolio                                      1,682,147               5.1
-------------------------------------------------------------------------------------------------------------------------
               Total Real Estate Securities Portfolio
               (cost $1,640,769)                                                              1,682,147
=========================================================================================================================

Debt Portfolios (32.0%)
-------------------------------------------------------------------------------------------------------------------------
     261,029   Thrivent High Yield Portfolio                                                  1,329,601               4.0
     454,331   Thrivent Income Portfolio                                                      4,621,276              14.0
     459,714   Thrivent Limited Maturity Bond Portfolio                                       4,604,405              14.0
-------------------------------------------------------------------------------------------------------------------------
               Total Debt Portfolios
               (cost $10,528,886)                                                            10,555,282
=========================================================================================================================

Short-Term Investments (10.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,282,371   Thrivent Money Market Portfolio                                                3,282,371              10.0
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments
               (cost $3,282,371)                                                              3,282,371
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio Investments
               (cost $32,844,171)                                                            $32,945,253             100.0
=========================================================================================================================


The accompanying notes to the financial statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio


      Shares                                                                                  Value           Percentage
-------------------------------------------------------------------------------------------------------------------------
Equity Portfolios (35.0%)
-------------------------------------------------------------------------------------------------------------------------
      39,135   Thrivent Small Cap Stock Portfolio                                              $533,944               3.1%
      46,535   Thrivent Mid Cap Stock Portfolio                                                 531,843               3.0
     149,140   Thrivent Partner International Stock
               Portfolio                                                                      1,740,750               9.9
      84,526   Thrivent Large Cap Growth Portfolio                                            1,222,229               7.0
     109,868   Thrivent Large Cap Value Portfolio                                             1,218,776               7.0
      95,999   Thrivent Large Cap Stock Portfolio                                               870,606               5.0
-------------------------------------------------------------------------------------------------------------------------
               Total Equity Portfolios
               (cost $6,103,112)                                                              6,118,148
=========================================================================================================================

Real Estate Securities Portfolio (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      52,664   Thrivent Real Estate Securities Portfolio                                        895,517               5.1
-------------------------------------------------------------------------------------------------------------------------
               Total Real Estate Securities Portfolio
               (cost $871,873)                                                                  895,517
=========================================================================================================================

Debt Portfolios (45.0%)
-------------------------------------------------------------------------------------------------------------------------
     138,783   Thrivent High Yield Portfolio                                                    706,917               4.0
     310,514   Thrivent Income Portfolio                                                      3,158,422              18.0
     401,400   Thrivent Limited Maturity Bond Portfolio                                       4,020,342              23.0
-------------------------------------------------------------------------------------------------------------------------
               Total Debt Portfolios (cost $7,868,225)                                        7,885,681
=========================================================================================================================

Short-Term Investments (14.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,616,412   Thrivent Money Market Portfolio                                                2,616,412              14.9
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments
               (cost $2,616,412)                                                              2,616,412
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio Investments
               (cost $17,459,622)                                                           $17,515,758             100.0
=========================================================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.


Technology Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)



      Shares   Common Stock (77.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (2.6%)
-------------------------------------------------------------------------------------------------------------------------
      14,800   eBay, Inc.(b)                                                                                     $488,548
       1,400   Pixar, Inc.(b)                                                                                      70,070
       2,700   Stamps.com, Inc.(b,c)                                                                               50,625
      10,800   Time Warner, Inc.(b)                                                                               180,468
       8,100   Walt Disney Company                                                                                203,958
      15,600   XM Satellite Radio Holdings, Inc.(b,c)                                                             525,096
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     1,518,765
=========================================================================================================================

Health Care (4.4%)
-------------------------------------------------------------------------------------------------------------------------
         900   Beckman Coulter, Inc.                                                                               57,213
       1,500   Fisher Scientific International, Inc.(b)                                                            97,350
       9,900   iShares Dow Jones US Healthcare Sector
               Index Fund                                                                                         606,078
      13,200   iShares Nasdaq Biotechnology Index Fund(b)                                                         896,280
      12,000   iShares S&P Global Healthcare Sector Index Fund                                                    599,160
       1,800   Medtronic, Inc.                                                                                     93,222
       2,800   St. Jude Medical, Inc.(b)                                                                          122,108
       1,100   Zimmer Holdings, Inc.(b)                                                                            83,787
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,555,198
=========================================================================================================================

Industrials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       6,500   Monster Worldwide, Inc.(b)                                                                         186,420
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  186,420
=========================================================================================================================

Information Technology (79.7%)
-------------------------------------------------------------------------------------------------------------------------
       9,800   Accenture, Ltd.(b)                                                                                 222,166
       8,600   Activision, Inc.(b)                                                                                142,072
      14,100   Adobe Systems, Inc.                                                                                403,542
       1,400   Affiliated Computer Services, Inc.(b)                                                               71,540
      20,000   Agilent Technologies, Inc.(b)                                                                      460,400
      10,000   Akamai Technologies, Inc.(b,c)                                                                     131,300
      20,900   Altera Corporation(b)                                                                              414,238
       7,400   Amphenol Corporation                                                                               297,258
      24,300   Analog Devices, Inc.                                                                               906,633
      55,300   Apple Computer, Inc.(b)                                                                          2,035,593
      56,200   Applied Materials, Inc.                                                                            909,316
      12,300   ASML Holding NV ADR(b,c)                                                                           192,618
      10,300   Atheros Communications, Inc.(b,c)                                                                   83,018
      25,700   ATI Technologies, Inc.(b)                                                                          304,545
      18,415   AU Optronics Corporation(b,c)                                                                      311,950
       3,000   Automatic Data Processing, Inc.                                                                    125,910
      16,100   Avaya, Inc.(b)                                                                                     133,952
       3,400   Avid Technology, Inc.(b)                                                                          181,152
      20,000   BEA Systems, Inc.(b)                                                                               175,600
       3,500   BMC Software, Inc.(b)                                                                               62,825
      16,700   Broadcom Corporation(b)                                                                            593,017
       4,000   Business Objects SA ADR(b)                                                                         105,200
       4,000   CDW Corporation                                                                                    228,360
      16,300   Check Point Software Technologies, Ltd.(b)                                                         322,740
     114,500   Cisco Systems, Inc.(b)                                                                           2,188,095
      13,800   Citrix Systems, Inc.(b)                                                                            298,908
       7,500   Cognizant Technology Solutions
               Corporation(b)                                                                                     353,475
       5,500   Cognos, Inc.(b)                                                                                    187,770
       5,800   Computer Associates International, Inc.                                                            159,384
       2,200   Computer Sciences Corporation(b)                                                                    96,140
      24,300   Comverse Technology, Inc.(b)                                                                       574,695
      16,100   Corning, Inc.(b)                                                                                   267,582
      18,300   Cypress Semiconductor Corporation(b,c)                                                             230,397
      64,600   Dell, Inc.(b)                                                                                    2,552,346
       2,000   Digital River, Inc.(b,c)                                                                            63,500
       4,600   DST Systems, Inc.(b,c)                                                                             215,280
       4,200   Electronic Arts, Inc.(b)                                                                           237,762
      99,900   EMC Corporation(b)                                                                               1,369,629
       7,700   First Data Corporation                                                                             309,078
      29,900   Flextronics International, Ltd.(b)                                                                 394,979
       6,100   FormFactor, Inc.(b)                                                                                161,162
       6,605   Freescale Semiconductor, Inc.(b)                                                                   139,894
       1,400   Google, Inc.(b)                                                                                    411,810
      17,000   Hewlett-Packard Company                                                                            399,670
       1,900   Hyperion Solutions Corporation(b)                                                                   76,456
      36,900   Informatica Corporation(b)                                                                         309,591
         900   Infosys Technologies, Ltd. ADR                                                                      69,723
      22,600   Integrated Device Technology, Inc.(b)                                                              242,950
      81,500   Intel Corporation                                                                                2,123,890
      19,200   International Business Machines
               Corporation                                                                                      1,424,640
      10,200   Jabil Circuit, Inc.(b)                                                                             313,446
       3,300   JDA Software Group, Inc.(b)                                                                         37,554
      60,600   JDS Uniphase Corporation(b,c)                                                                       92,112
      29,900   Juniper Networks, Inc.(b)                                                                          752,882
      13,900   KLA-Tencor Corporation                                                                             607,430
      15,600   Lam Research Corporation(b)                                                                        451,464
       3,100   Lexmark International, Inc.(b)                                                                     200,973
      16,100   Linear Technology Corporation                                                                      590,709
      87,800   Lucent Technologies, Inc.(b,c)                                                                     255,498
       8,800   Macromedia, Inc.(b)                                                                                336,336
      20,900   Marvell Technology Group, Ltd.(b)                                                                  795,036
      13,200   Maxim Integrated Products, Inc.                                                                    504,372
       7,000   McAfee, Inc.(b)                                                                                    183,260
       3,900   Mercury Interactive Corporation(b)                                                                 149,604
      12,800   Microchip Technology, Inc.(c)                                                                      379,136
      14,300   Micron Technology, Inc.(b)                                                                         146,003
      77,600   Microsoft Corporation                                                                            1,927,584
      54,600   Motorola, Inc.                                                                                     996,996
      24,600   National Semiconductor Corporation                                                                 541,938
      20,000   NETGEAR, Inc.(b,c)                                                                                 372,000
      20,300   Network Appliance, Inc.(b)                                                                         573,881
      37,000   Nokia Oyj ADR                                                                                      615,680
      55,500   Nortel Networks Corporation(b,c)                                                                   144,855
      32,600   Novell, Inc.(b,c)                                                                                  202,120
      19,400   NVIDIA Corporation(b)                                                                              518,368
      58,800   ON Semiconductor Corporation(b)                                                                    270,480
      92,600   Oracle Corporation(b)                                                                            1,222,320
      11,000   Plexus Corporation(b)                                                                              156,530
       4,500   Progress Software Corporation(b)                                                                   135,675
       2,000   QLogic Corporation(b)                                                                               61,740
      34,800   QUALCOMM, Inc.                                                                                   1,148,748
      14,900   Red Hat, Inc.(b,c)                                                                                 195,190
       5,300   SanDisk Corporation(b)                                                                             125,769
      18,000   Sanmina-SCI Corporation(b)                                                                          98,460
       9,000   SAP AG                                                                                             389,700
       7,600   Scientific-Atlanta, Inc.                                                                           252,852
       8,600   Seagate Technology(b)                                                                              150,930
      19,300   SeeBeyond Technology Corporation(b)                                                                 80,674
       2,200   Shanda Interactive Entertainment,
               Ltd.(b,c)                                                                                           80,938
      12,800   Siebel Systems, Inc.(c)                                                                            113,920
      24,400   Stellent, Inc.(b)                                                                                  183,000
      15,900   STMicroelectronics NV(c)                                                                           253,446
      28,200   Symantec Corporation(b)                                                                            613,068
       9,900   Symbol Technologies, Inc.                                                                           97,713
      52,409   Taiwan Semiconductor Manufacturing
               Company, Ltd. ADR                                                                                  477,967
       3,000   Take-Two Interactive Software, Inc.(b,c)                                                            76,350
      11,300   Telefonaktiebolaget LM Ericsson(c)                                                                 361,035
      10,400   Teradyne, Inc.(b)                                                                                  124,488
      31,800   Texas Instruments, Inc.                                                                            892,626
      41,700   TIBCO Software, Inc.(b)                                                                            272,718
      31,800   VeriSign, Inc.(b)                                                                                  914,568
       5,000   VERITAS Software Corporation(b)                                                                    122,000
       8,000   Viisage Technology, Inc.(b,c)                                                                       35,840
       6,700   Vishay Intertechnology, Inc.(b)                                                                     79,529
      24,000   Vitria Technology, Inc.(b)                                                                          84,000
      49,300   webMethods, Inc.(b)                                                                                276,080
       5,700   Western Digital Corporation(b)                                                                      76,494
      26,100   Wind River Systems, Inc.(b,c)                                                                      409,248
      12,300   Xerox Corporation(b)                                                                               169,617
      15,700   Xilinx, Inc.                                                                                       400,350
      35,000   Yahoo!, Inc.(b)                                                                                  1,212,750
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    46,979,801
=========================================================================================================================

Telecommunications Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,500   Nextel Communications, Inc.(b)                                                                     177,705
      22,350   Sprint Corporation                                                                                 560,762
       6,100   Verizon Communications, Inc.                                                                       210,755
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  949,222
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $49,916,033)                                                           52,189,406
=========================================================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.


Technology Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)



Shares         Collateral Held for Securities Loaned (7.7%)                    Interest Rate(d)    Maturity Date    Value
-------------------------------------------------------------------------------------------------------------------------
   4,563,191   Thrivent Financial Securities Lending
               Trust                                                            3.220%              N/A        $4,563,191
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $4,563,191)                                                                         4,563,191
=========================================================================================================================
Shares         Short-Term Investments (3.7%)                                   Interest Rate(d)     Maturity Date   Value
-------------------------------------------------------------------------------------------------------------------------
   2,199,578   Thrivent Money Market Portfolio                                  2.820%              N/A        $2,199,578
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,199,578
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $56,678,802)                                                           $58,952,175
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.




Partner Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (77.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,210   Carters, Inc.(b)                                                                                  $129,020
       4,780   Children's Place Retail Stores, Inc.(b,c)                                                          223,083
      10,282   Coldwater Creek, Inc.(b)                                                                           256,125
       7,660   Dick's Sporting Goods, Inc.(b,c)                                                                   295,599
         830   DSW, Inc.(b,d)                                                                                      20,708
      19,657   Education Management Corporation(b)                                                                663,031
      39,378   Entravision Communications Corporation(b)                                                          306,755
      14,315   Fossil, Inc.(b)                                                                                    324,950
      22,133   Fred's, Inc.(c)                                                                                    366,965
       4,460   GameStop Corporation(b,c)                                                                          145,887
       3,920   Gaylord Entertainment Company(b)                                                                   182,241
       9,380   Genesco, Inc.(b,c)                                                                                 347,904
      19,006   Gentex Corporation                                                                                 345,909
       9,260   Hot Topic, Inc.(b)                                                                                 177,051
       6,580   Insight Enterprises, Inc.(b)                                                                       132,784
      10,020   Jackson Hewitt Tax Service, Inc.(c)                                                                236,873
       4,260   Jarden Corporation(b,c)                                                                            229,699
      12,329   Linens 'n Things, Inc.(b)                                                                          291,704
      14,690   Lions Gate Entertainment Corporation(b,c)                                                          150,719
       5,750   MarineMax, Inc.(b)                                                                                 179,688
       9,472   Monaco Coach Corporation(c)                                                                        162,824
       4,850   P.F. Chang's China Bistro, Inc.(b,c)                                                               286,053
       6,360   Pennsylvania National Gaming, Inc.(b)                                                              232,140
      20,919   PETCO Animal Supplies, Inc.(b,e)                                                                   613,345
       9,913   RARE Hospitality International, Inc.(b)                                                            302,049
       3,800   Red Robin Gourmet Burgers, Inc.(b,c)                                                               235,524
      16,177   Ruby Tuesday, Inc.                                                                                 418,984
       5,760   Scientific Games Corporation(b)                                                                    155,117
       8,305   Shuffle Master, Inc.(b,c)                                                                          232,789
       9,970   Stein Mart, Inc.                                                                                   219,340
       2,358   Strayer Education, Inc.                                                                            203,401
       6,160   Tempur-Pedic International(b,c)                                                                    136,629
       4,320   Texas Roadhouse, Inc.(b,d)                                                                         150,120
       5,200   The Pantry, Inc.(b)                                                                                201,396
      10,182   Tractor Supply Company(b,c)                                                                        499,936
      29,356   ValueVision Media, Inc.(b,c)                                                                       352,566
       7,310   Warnaco Group, Inc.(b)                                                                             169,958
      10,320   WCI Communities, Inc.(b,c)                                                                         330,550
      10,417   Winnebago Industries, Inc.(c)                                                                      341,157
       6,730   WMS Industries, Inc.(b)                                                                            227,138
       6,690   Wolverine World Wide, Inc.                                                                         160,627
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    10,638,338
=========================================================================================================================

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,340   Central Garden and Pet Company(b)                                                                  164,061
      11,364   Performance Food Group Company(b)                                                                  343,306
      52,232   SunOpta, Inc.(b,c)                                                                                 296,678
       7,070   United Natural Foods, Inc.(b)                                                                      214,716
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,018,761
=========================================================================================================================

Energy (5.2%)
-------------------------------------------------------------------------------------------------------------------------
       9,430   Alpha Natural Resources, Inc.(b)                                                                   225,188
       6,302   Cal Dive International, Inc.(b)                                                                    330,036
       5,898   Cooper Cameron Corporation(b)                                                                      365,971
       5,790   Denbury Resources, Inc.(b)                                                                         230,268
      11,550   Energy Partners, Ltd.(b)                                                                           302,726
       8,582   Forest Oil Corporation(b)                                                                          360,444
       7,770   Hornbeck Offshore Services, Inc.(b,c)                                                              210,489
       9,007   Hydril Company(b)                                                                                  489,530
       6,300   NS Group, Inc.(b,c)                                                                                204,813
       7,640   Parallel Petroleum Corporation(b)                                                                   67,614
      10,940   Superior Energy Services, Inc.(b)                                                                  194,732
       5,270   Todco(b)                                                                                           135,281
      10,063   Western Gas Resources, Inc.                                                                        351,199
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,468,291
=========================================================================================================================

Financials (6.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,381   Affiliated Managers Group, Inc.(b,c)                                                               709,334
      11,930   Amegy Bancorp, Inc.                                                                                266,993
       6,900   Boston Private Financial Holdings, Inc.(c)                                                         173,880
       3,390   CB Richard Ellis Group, Inc.(b)                                                                    148,685
       7,840   East West Bancorp, Inc.                                                                            263,346
       9,929   Financial Federal Corporation                                                                      383,657
       6,172   Gabelli Asset Management, Inc.(c)                                                                  272,741
       5,730   GFI Group, Inc.(b)                                                                                 203,988
       2,550   Greenhill & Company, Inc.(c)                                                                       103,300
       9,470   Investment Technology Group, Inc.(b)                                                               199,059
      11,817   Jefferies Group, Inc.                                                                              447,746
       2,780   Kilroy Realty Corporation                                                                          132,022
      13,370   Metris Companies, Inc.(b,c)                                                                        193,330
       6,480   Platinum Underwriters Holdings, Ltd.                                                               206,194
       9,060   Sunstone Hotel Investors, Inc.                                                                     219,796
       6,570   Ventas, Inc.                                                                                       198,414
       8,636   Wintrust Financial Corporation                                                                     452,095
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,574,580
=========================================================================================================================

Health Care (14.0%)
-------------------------------------------------------------------------------------------------------------------------
       9,390   Advanced Medical Optics, Inc.(b)                                                                   373,252
       8,850   Advanced Neuromodulation Systems,
               Inc.(b,c)                                                                                          351,168
       5,020   American Healthways, Inc.(b,c)                                                                     212,195
      23,160   American Medical Systems Holdings, Inc.(b)                                                         478,254
      14,829   AmSurg Corporation(b,c)                                                                            410,615
      13,715   Apria Healthcare Group, Inc.(b)                                                                    475,088
       1,610   Biosite, Inc.(b,c)                                                                                  88,534
      13,362   Connetics Corporation(b,c)                                                                         235,706
       5,408   Edwards Lifesciences Corporation(b)                                                                232,652
       5,240   Genesis Healthcare Corporation(b,c)                                                                242,507
       7,550   Gentiva Health Services, Inc.(b)                                                                   134,843
      17,828   HealthExtras, Inc.(b)                                                                              357,808
       3,271   IDEXX Laboratories, Inc.(b)                                                                        203,881
      14,015   Immucor, Inc.(b)                                                                                   405,734
       6,655   INAMED Corporation(b)                                                                              445,685
      12,760   Kensey Nash Corporation(b,c)                                                                       385,862
       8,220   Kindred Healthcare, Inc.(b)                                                                        325,594
       6,750   Kyphon, Inc.(b,c)                                                                                  234,832
       7,000   LifePoint Hospitals, Inc.(b)                                                                       353,640
       5,460   Medicines Company(b)                                                                               127,709
       8,740   MGI Pharma, Inc.(b,c)                                                                              190,182
         983   Molecular Devices Corporation(b,c)                                                                  21,262
      33,542   Nabi Biopharmaceuticals(b)                                                                         510,845
      27,978   PSS World Medical, Inc.(b)                                                                         348,326
       6,360   Psychiatric Solutions, Inc.(b)                                                                     309,796
       6,480   ResMed, Inc.(b)                                                                                    427,615
       9,030   Serologicals Corporation(b,c)                                                                      191,888
       5,500   Sierra Health Services, Inc.(b)                                                                    393,030
       3,340   Sunrise Senior Living, Inc.(b,c)                                                                   180,293
       5,150   United Therapeutics Corporation(b,c)                                                               248,230
      10,499   Varian, Inc.(b)                                                                                    396,757
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                9,293,783
=========================================================================================================================

Industrials (7.9%)
-------------------------------------------------------------------------------------------------------------------------
       4,990   Actuant Corporation(b)                                                                             239,221
       7,440   Administaff, Inc.                                                                                  176,774
       4,990   Aviall, Inc.(b)                                                                                    157,634
       1,980   Bucyrus International, Inc.                                                                         75,200
       5,040   Esterline Technologies Corporation(b)                                                              202,003
      11,894   Forward Air Corporation                                                                            336,243
      29,040   FTI Consulting, Inc.(b)                                                                            606,936
       2,960   Gardner Denver, Inc.(b)                                                                            103,837
      12,250   Hexcel Corporation(b)                                                                              207,270
      13,013   Jacobs Engineering Group, Inc.(b)                                                                  732,110
       7,490   JLG Industries, Inc.                                                                               205,825
       5,990   Labor Ready, Inc.(b)                                                                               139,627
      10,360   Pacer International, Inc.(b)                                                                       225,744
       7,260   Resources Global Professionals(b,c)                                                                168,650
      11,521   Stericycle, Inc.(b)                                                                                579,737
       6,550   Teledyne Technologies, Inc.(b)                                                                     213,399
       7,300   Wabash National Corporation(c)                                                                     176,879
       7,300   Wabtec Corporation                                                                                 156,804
       3,760   Washington Group International, Inc.(b)                                                            192,211
       2,840   Watsco, Inc.                                                                                       120,984
       6,300   WESCO International, Inc.(b)                                                                       197,694
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,214,782
=========================================================================================================================

Information Technology (23.0%)
-------------------------------------------------------------------------------------------------------------------------
       6,800   ADTRAN, Inc.                                                                                       168,572
      10,540   Advanced Energy Industries, Inc.(b,c)                                                               82,844
       8,980   Advent Software, Inc.(b)                                                                           181,935
      49,366   Agile Software Corporation(b)                                                                      311,006
      23,049   Altiris, Inc.(b,c)                                                                                 338,359
      23,666   Andrew Corporation(b)                                                                              301,978
      17,500   aQuantive, Inc.(b,c)                                                                               310,100
      24,047   Avocent Corporation(b)                                                                             628,589
      14,253   Benchmark Electronics, Inc.(b)                                                                     433,576
       2,830   CACI International, Inc.(b)                                                                        178,743
       9,395   Catapult Communications Corporation(b)                                                             160,279
      21,970   CNET Networks, Inc.(b,c)                                                                           257,928
       6,230   Cogent, Inc.(b)                                                                                    177,866
      16,790   Cypress Semiconductor Corporation(b,c)                                                             211,386
      26,072   Digital Insight Corporation(b)                                                                     623,642
      14,750   Digitas, Inc.(b)                                                                                   168,298
       5,160   Euronet Worldwide, Inc.(b)                                                                         150,001
       5,950   F5 Networks, Inc.(b)                                                                               281,048
       9,617   FactSet Research Systems, Inc.(c)                                                                  344,655
      17,876   Fair Isaac Corporation                                                                             652,474
      16,654   FileNet Corporation(b)                                                                             418,682
       7,060   FormFactor, Inc.(b)                                                                                186,525
       6,330   Genesis Microchip, Inc.(b)                                                                         116,852
       7,615   Global Imaging Systems, Inc.(b)                                                                    242,614
       9,528   Hyperion Solutions Corporation(b)                                                                  383,407
       3,940   Identix, Inc.(b,c)                                                                                  19,818
      42,370   Informatica Corporation(b)                                                                         355,484
      11,830   Integrated Device Technology, Inc.(b)                                                              127,172
      25,030   Internet Capital Group, Inc.(b,c)                                                                  183,470
      12,715   Intersil Corporation                                                                               238,661
       3,120   Itron, Inc.(b)                                                                                     139,402
      16,030   Ixia(b,c)                                                                                          311,623
      21,715   Jack Henry & Associates, Inc.                                                                      397,602
      12,333   Kronos, Inc.(b)                                                                                    498,130
      15,660   Kulicke and Soffa Industries, Inc.(b,c)                                                            123,871
      16,462   Littelfuse, Inc.(b)                                                                                458,467
       6,292   Macrovision Corporation(b)                                                                         141,822
       5,690   MICROS Systems, Inc.(b)                                                                            254,628
      15,960   Microsemi Corporation(b)                                                                           300,048
       6,560   MoneyGram International, Inc.                                                                      125,427
       8,260   NETGEAR, Inc.(b,c)                                                                                 153,636
       6,490   Open Solutions, Inc.(b)                                                                            131,812
      16,100   Openwave Systems, Inc.(b,c)                                                                        264,040
      32,120   Parametric Technology Corporation(b)                                                               204,926
      20,454   Photon Dynamics, Inc(b,c)                                                                          421,557
       7,350   Progress Software Corporation(b)                                                                   221,602
       8,976   Rogers Corporation(b,c)                                                                            363,977
      15,990   Sapient Corporation(b)                                                                             126,801
      21,166   SERENA Software, Inc.(b,c)                                                                         408,504
      10,860   Sirf Technology Holdings, Inc.(b,c)                                                                192,005
      12,730   Trident Microsystems, Inc.(b,c)                                                                    288,844
       2,010   Trimble Navigation, Ltd.(b)                                                                         78,330
      16,136   UNOVA, Inc.(b,c)                                                                                   429,702
      31,931   ValueClick, Inc.(b)                                                                                393,709
       5,710   Varian Semiconductor Equipment Associates,
               Inc.(b)                                                                                            211,270
       1,950   Verint Systems, Inc.(b)                                                                             62,712
      18,160   Witness Systems, Inc.(b)                                                                           331,057
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    15,271,468
=========================================================================================================================

Materials (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      10,560   Allegheny Technologies, Inc.                                                                       232,954
       2,090   Cleveland-Cliffs, Inc.(c)                                                                          120,718
       2,120   Eagle Materials, Inc.(c)                                                                           196,291
       5,920   H.B. Fuller Company                                                                                201,635
       5,620   Headwaters, Inc.(b,c)                                                                              193,216
       8,250   Olin Corporation                                                                                   150,480
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,095,294
=========================================================================================================================

Telecommunications Services (1.0%)
-------------------------------------------------------------------------------------------------------------------------
      32,630   SBA Communications Corporation(b)                                                                  440,505
      22,740   UbiquiTel, Inc.(b)                                                                                 185,558
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  626,063
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $45,570,273)                                                           51,201,360
=========================================================================================================================


   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (19.9%)               Interest Rate(f)     Maturity Date       Value
-------------------------------------------------------------------------------------------------------------------------
  13,090,208   Thrivent Financial Securities Lending
               Trust                                                            3.220%              N/A       $13,090,208
        $481   U.S. Treasury Bills                                        Zero Coupon         9/15/2005               478
         867   U.S. Treasury Bonds                                             10.625         8/15/2015             1,377
          13   U.S. Treasury Bonds                                              7.250         5/15/2016                17
      19,256   U.S. Treasury Bonds                                              8.750         5/15/2017            27,882
       9,950   U.S. Treasury Bonds                                              8.875         8/15/2017            14,801
          97   U.S. Treasury Bonds                                              9.000        11/15/2018               146
       3,106   U.S. Treasury Bonds                                              8.125         8/15/2019             4,497
       1,300   U.S. Treasury Bonds                                              8.750         8/15/2020             1,998
       4,157   U.S. Treasury Bonds                                              6.250         8/15/2023             5,278
      13,576   U.S. Treasury Bonds                                              6.000         2/15/2026            17,037
          16   U.S. Treasury Bonds                                              6.625         2/15/2027                22
       2,888   U.S. Treasury Bonds                                              5.500         8/15/2028             3,461
      19,617   U.S. Treasury Bonds                                              6.125         8/15/2029            25,499
         505   U.S. Treasury Notes                                              1.625         9/30/2005               506
       4,067   U.S. Treasury Notes                                              3.125         1/31/2007             4,090
      13,287   U.S. Treasury Notes                                              4.250         8/15/2014            13,820
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $13,211,117)                                                                       13,211,117
=========================================================================================================================


   Shares or
   Principal
      Amount   Short-Term Investments (2.9%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,140,000   Edison Asset Securitization, LLC                                 3.380%         7/1/2005        $1,140,000
     757,502   Thrivent Money Market Portfolio                                  2.820               N/A           757,502
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,897,502
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $60,678,892)                                                           $66,309,979
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Denotes investments purchased on a when-issued basis.

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(f) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.





Partner Small Cap Value Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)



      Shares   Common Stock (81.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.1%)
-------------------------------------------------------------------------------------------------------------------------
      54,000   Aaron Rents, Inc.                                                                               $1,344,060
      21,200   CSS Industries, Inc.(b)                                                                            717,408
      30,000   Cutter & Buck, Inc.                                                                                387,000
      49,500   Dixie Group, Inc.(c)                                                                               871,695
      31,000   Fred's, Inc.(b)                                                                                    513,980
      41,500   Hancock Fabrics, Inc.(b)                                                                           275,560
      70,500   Haverty Furniture Companies, Inc.(b)                                                             1,041,990
     115,000   IMPCO Technologies, Inc.(b,c)                                                                      553,150
      39,400   Journal Register Company(c)                                                                        689,894
      19,000   Matthews International Corporation                                                                 740,240
      20,800   Orient Express Hotels, Ltd.                                                                        658,736
      31,300   RARE Hospitality International, Inc.(c)                                                            953,711
      14,600   Ruby Tuesday, Inc.(b)                                                                              378,140
      30,300   Saga Communications, Inc.(c)                                                                       424,200
       7,000   SCP Pool Corporation                                                                               245,630
      30,400   Stanley Furniture Company, Inc.                                                                    746,624
      17,500   Steak n Shake Company(c)                                                                           325,850
      35,000   Stein Mart, Inc.                                                                                   770,000
      17,000   Steven Madden, Ltd.(b,c)                                                                           301,920
      36,500   TBC Corporation(b,c)                                                                               990,245
      23,000   WCI Communities, Inc.(b,c)                                                                         736,690
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    13,666,723
=========================================================================================================================

Consumer Staples (2.0%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   Alliance One International, Inc.                                                                   450,750
      29,100   Casey's General Stores, Inc.                                                                       576,762
      27,000   Nash Finch Company(b)                                                                              991,980
      20,000   Wild Oats Markets, Inc.(b,c)                                                                       229,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,248,492
=========================================================================================================================

Energy (6.4%)
-------------------------------------------------------------------------------------------------------------------------
      14,500   Atwood Oceanics, Inc.(c)                                                                           892,620
      13,300   Cimarex Energy Company(b,c)                                                                        517,503
      20,300   Encore Acquisition Company(b,c)                                                                    832,300
      31,600   Forest Oil Corporation(c)                                                                        1,327,200
      22,800   Lone Star Technologies, Inc.(c)                                                                  1,037,400
           1   Tel Offshore Trust                                                                                       6
      23,700   TETRA Technologies, Inc.(c)                                                                        754,845
      29,500   W-H Energy Services, Inc.(c)                                                                       735,435
      31,600   Whiting Petroleum Corporation(c)                                                                 1,147,396
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,244,705
=========================================================================================================================

Financials (21.0%)
-------------------------------------------------------------------------------------------------------------------------
      31,600   Allied Capital Corporation(b)                                                                      919,876
      15,000   American Capital Strategies, Ltd.(b)                                                               541,650
      25,500   Bedford Property Investors, Inc.(b)                                                                587,010
      18,300   Boston Private Financial Holdings, Inc.(b)                                                         461,160
      35,000   Bristol West Holdings, Inc.(b)                                                                     640,500
      36,600   East West Bancorp, Inc.                                                                          1,229,394
      34,500   First Financial Fund, Inc.(b)                                                                      625,485
      31,000   First Potomac Realty Trust                                                                         768,800
      43,300   First Republic Bank                                                                              1,529,789
       9,500   Gables Residential Trust                                                                           410,685
      24,600   GB&T Bancshares, Inc.(b)                                                                           584,496
      50,300   Glenborough Realty Trust, Inc.                                                                   1,035,677
      20,700   Innkeepers USA Trust                                                                               309,258
      15,000   iShares Russell 2000 Value(b)                                                                      962,250
       9,700   Kilroy Realty Corporation                                                                          460,653
      49,600   Kite Realty Group Trust                                                                            744,000
       2,400   Markel Corporation(c)                                                                              813,600
      40,800   Max Re Capital, Ltd.                                                                               934,320
      22,500   Midland Company                                                                                    791,775
      30,000   Net Bank, Inc.                                                                                     279,600
      23,400   Ohio Casualty Corporation                                                                          565,812
      26,500   ProAssurance Corporation(b,c)                                                                    1,106,640
      61,500   Strategic Hotel Capital, Inc.                                                                    1,107,000
      20,900   Sun Communities, Inc.                                                                              777,271
      24,200   SVB Financial Group(b,c)                                                                         1,159,180
      61,600   Texas Regional Bancshares, Inc.                                                                  1,877,568
      24,300   Trammell Crow Company(c)                                                                           589,032
      21,500   Triad Guaranty, Inc.(c)                                                                          1,083,385
      24,000   Washington Real Estate Investment Trust(b)                                                         748,800
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                23,644,666
=========================================================================================================================

Health Care (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      12,400   Arrow International, Inc.                                                                          395,560
      53,500   Diversa Corporation(b,c)                                                                           278,735
      56,000   Myogen, Inc.(b,c)                                                                                  391,440
      15,000   Myriad Genetics, Inc.(b,c)                                                                         234,750
      53,000   Odyssey Healthcare, Inc.(b,c)                                                                      764,260
      45,000   Owens & Minor, Inc.                                                                              1,455,750
      27,000   West Pharmaceutical Services, Inc.(b)                                                              757,350
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,277,845
=========================================================================================================================

Industrials (16.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,800   Accuride Corporation(c)                                                                             61,654
      10,500   Ameron International Corporation(b)                                                                392,700
      67,000   Casella Waste Systems, Inc.(b,c)                                                                   804,000
      32,100   Dollar Thrifty Automotive Group, Inc.(c)                                                         1,219,158
      13,900   EDO Corporation(b)                                                                                 415,749
      41,400   Electro Rent Corporation(b,c)                                                                      601,956
      22,800   ElkCorp                                                                                            650,940
      20,600   Franklin Electric Company, Inc.(b)                                                                 796,190
      20,800   FTI Consulting, Inc.(c)                                                                            434,720
      23,200   G & K Services, Inc.                                                                               875,336
      40,800   Genesee & Wyoming, Inc.(c)                                                                       1,110,168
      17,800   Genlyte Group, Inc.(c)                                                                             867,572
      33,200   Hub Group, Inc.(c)                                                                                 831,660
      25,600   IDEX Corporation                                                                                   988,416
      47,700   Insituform Technologies, Inc.(c)                                                                   764,631
      12,400   JLG Industries, Inc.(b)                                                                            340,752
      25,700   Kirby Corporation(c)                                                                             1,159,070
      70,000   LSI Industries, Inc.                                                                               975,800
      42,400   McGrath Rentcorp                                                                                 1,004,880
      25,800   Nordson Corporation                                                                                884,424
      35,500   RemedyTemp, Inc.(c)                                                                                314,175
      26,000   Thomas Industries, Inc.                                                                          1,038,960
      50,000   Vitran Corporation Incorporated(c)                                                                 790,000
      16,000   Waste Connections, Inc.(c)                                                                         596,640
       9,300   Woodward Governor Company                                                                          781,479
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               18,701,030
=========================================================================================================================

Information Technology (7.4%)
-------------------------------------------------------------------------------------------------------------------------
      63,000   Agile Software Corporation(c)                                                                      396,900
      24,000   Applied Films Corporation(c)                                                                       614,400
      14,500   ATMI, Inc.(b,c)                                                                                    420,645
      33,600   Belden CDT, Inc.                                                                                   712,320
      35,500   Brooks Automation, Inc.(c)                                                                         527,175
      19,200   Catapult Communications Corporation(c)                                                             327,552
      43,000   Helix Technology Corporation                                                                       571,040
     138,000   Lattice Semiconductor Corporation(c)                                                               612,720
       9,200   Littelfuse, Inc.(c)                                                                                256,220
      43,000   Methode Electronics, Inc.                                                                          510,410
      92,900   MPS Group, Inc.(c)                                                                                 875,118
      46,000   Mykrolis Corporation(c)                                                                            653,660
      14,300   Progress Software Corporation(c)                                                                   431,145
      75,500   SBS Technologies, Inc.(b,c)                                                                        700,640
      13,000   SPSS, Inc.(c)                                                                                      249,730
      27,500   StarTek, Inc.(b)                                                                                   451,550
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,311,225
=========================================================================================================================

Materials (7.5%)
-------------------------------------------------------------------------------------------------------------------------
      37,400   Airgas, Inc.                                                                                       922,658
      19,500   AptarGroup, Inc.                                                                                   990,600
      23,800   Arch Chemicals, Inc.                                                                               594,048
      17,700   Carpenter Technology Corporation                                                                   916,860
      15,000   Chesapeake Corporation                                                                             314,100
       6,600   Deltic Timber Corporation                                                                          250,998
      12,900   Florida Rock Industries, Inc.(b)                                                                   946,215
      45,500   Gibraltar Industries, Inc.(b)                                                                      843,570
      16,300   MacDermid, Inc.                                                                                    507,908
      18,000   Meridian Gold, Inc.(c)                                                                             324,000
       8,300   Minerals Technologies, Inc.                                                                        511,280
      40,600   Myers Industries, Inc.                                                                             507,500
      54,000   Stillwater Mining Company(b,c)                                                                     400,680
      29,300   Wausau-Mosinee Paper Corporation                                                                   351,014
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,381,431
=========================================================================================================================

Utilities (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      22,000   Black Hills Corporation                                                                            810,700
      42,300   Cleco Corporation                                                                                  912,411
      46,000   El Paso Electric Company(c)                                                                        940,700
      13,400   Otter Tail Power Company(b)                                                                        366,222
      31,000   UniSource Energy Corporation                                                                       953,250
      36,000   Vectren Corporation                                                                              1,034,280
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,017,563
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $84,896,086)                                                           91,493,680
=========================================================================================================================


      Shares   Collateral Held for Securities Loaned (16.5%)                  Interest Rate(d)     Maturity Date    Value
-------------------------------------------------------------------------------------------------------------------------
  18,561,038   Thrivent Financial Securities Lending
               Trust                                                            3.220%              N/A       $18,561,038
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $18,561,038)                                                                       18,561,038
=========================================================================================================================

      Shares   Short-Term Investments (2.2%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,461,990   Thrivent Money Market Portfolio                                  2.820%              N/A        $2,461,990
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,461,990
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $105,919,114)                                                         $112,516,708
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.



Small Cap Stock Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)

      Shares   Common Stock (77.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      17,300   A.C. Moore Arts & Crafts, Inc.(b,c)                                                               $546,853
      23,150   Aeropostale, Inc.(b)                                                                               777,840
      22,400   American Eagle Outfitters, Inc.                                                                    686,560
      11,975   AnnTaylor Stores Corporation(b)                                                                    290,753
      24,500   Autoliv, Inc.                                                                                    1,073,100
      20,500   Boyd Gaming Corporation                                                                          1,048,165
      23,400   Cheesecake Factory, Inc.(b)                                                                        812,682
      20,900   Children's Place Retail Stores, Inc.(b,c)                                                          975,403
      33,400   Cooper Tire & Rubber Company(c)                                                                    620,238
      22,100   GameStop Corporation(b,c)                                                                          722,891
      37,150   Gander Mountain Company(b,c)                                                                       423,510
      36,000   Great Wolf Resorts, Inc.(b,c)                                                                      735,840
      19,400   Guitar Center, Inc.(b)                                                                           1,132,378
      23,100   Hibbett Sporting Goods, Inc.(b)                                                                    874,104
       6,000   Hovnanian Enterprises, Inc.(b,c)                                                                   391,200
      57,200   Insight Enterprises, Inc.(b)                                                                     1,154,296
     115,200   Interface, Inc.(b)                                                                                 927,360
      31,900   International Speedway Corporation                                                               1,794,694
      22,700   Jack in the Box, Inc.(b)                                                                           860,784
      52,700   Lions Gate Entertainment Corporation(b,c)                                                          540,702
       6,584   M.D.C. Holdings, Inc.                                                                              541,534
      56,050   MarineMax, Inc.(b,c)                                                                             1,751,562
      58,500   Marvel Enterprises, Inc.(b,c)                                                                    1,153,620
      20,850   Men's Wearhouse, Inc.(b)                                                                           717,866
      16,200   Nordstrom, Inc.                                                                                  1,101,114
      15,400   P.F. Chang's China Bistro, Inc.(b,c)                                                               908,292
      25,200   Pacific Sunwear of California, Inc.(b)                                                             579,348
      19,400   Pep Boys -- Manny, Moe & Jack(c)                                                                   262,676
      71,800   Quiksilver, Inc.(b)                                                                              1,147,364
      11,700   R.H. Donnelley Corporation(b)                                                                      725,166
      56,600   Radio One, Inc.(b,c)                                                                               720,518
      18,700   Red Robin Gourmet Burgers, Inc.(b,c)                                                             1,159,026
      10,900   Regis Corporation                                                                                  425,972
      47,100   SCP Pool Corporation                                                                             1,652,739
      35,525   Shuffle Master, Inc.(b,c)                                                                          995,766
      26,200   Sonic Corporation(b)                                                                               799,886
       8,100   Stamps.com, Inc.(b,c)                                                                              151,875
      23,450   Texas Roadhouse, Inc.(b,c)                                                                         814,888
      15,000   Tractor Supply Company(b,c)                                                                        736,500
      47,800   ValueVision Media, Inc.(b,c)                                                                       574,078
      53,000   Warnaco Group, Inc.(b)                                                                           1,232,250
      26,600   WCI Communities, Inc.(b,c)                                                                         851,998
      25,500   West Marine, Inc.(b,c)                                                                            460,530
      51,200   Wolverine World Wide, Inc.                                                                       1,229,312
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    37,083,233
=========================================================================================================================

Consumer Staples (2.6%)
-------------------------------------------------------------------------------------------------------------------------
      84,200   Casey's General Stores, Inc.                                                                     1,668,844
      28,700   Central Garden and Pet Company(b)                                                                1,409,744
      54,600   Corn Products International, Inc.                                                                1,297,296
      26,500   Dean Foods Company(b)                                                                              933,860
      29,600   Elizabeth Arden, Inc.(b,c)                                                                         692,344
      14,000   McCormick & Company, Inc.                                                                          457,520
      25,000   Ralcorp Holdings, Inc.                                                                           1,028,750
       5,300   TreeHouse Foods, Inc(b)                                                                            151,103
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           7,639,461
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
      21,900   Cimarex Energy Company(b)                                                                          852,129
      39,000   Dawson Geophysical Company(b,c)                                                                    829,140
      32,900   Dril-Quip, Inc.(b)                                                                                 954,429
      51,900   Energy Partners, Ltd.(b,c)                                                                       1,360,299
      33,200   FMC Technologies, Inc.(b)                                                                        1,061,404
      17,300   Forest Oil Corporation(b)                                                                          726,600
      14,400   Frontier Oil Corporation                                                                           422,640
      45,600   Global Industries, Ltd.(b)                                                                         387,600
      94,800   Grey Wolf, Inc.(b)                                                                                 702,468
       5,100   Helmerich & Payne, Inc.                                                                            239,292
      39,600   Patterson-UTI Energy, Inc.                                                                       1,102,068
      23,700   Peabody Energy Corporation                                                                       1,233,348
      60,300   Pioneer Drilling Company(b,c)                                                                      920,178
      48,000   Pride International, Inc.(b)                                                                     1,233,600
      11,000   Quicksilver Resources, Inc.(b,c)                                                                   703,230
      39,300   Range Resources Corporation                                                                      1,057,170
      57,800   Superior Energy Services, Inc.(b)                                                                1,028,840
      12,000   Tesoro Petroleum Corporation                                                                       558,240
      28,900   Ultra Petroleum Corporation(b)                                                                     877,404
      23,400   World Fuel Services Corporation(c)                                                                 547,794
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    16,797,873
=========================================================================================================================

Financials (13.5%)
-------------------------------------------------------------------------------------------------------------------------
      23,850   Affiliated Managers Group, Inc.(b,c)                                                             1,629,670
      10,500   Alabama National BanCorporation(c)                                                                 686,385
      12,400   Alexandria Real Estate Equities, Inc.                                                              910,780
      33,900   American Capital Strategies, Ltd.(c)                                                             1,224,129
      64,750   Argonaut Group, Inc.(b,c)                                                                        1,495,078
      38,950   BioMed Realty Trust, Inc.                                                                          928,958
      22,318   BOK Financial Corporation                                                                        1,029,306
      79,300   Cardinal Financial Corporation(b,c)                                                                744,627
      42,800   Center Financial Corporation(c)                                                                  1,062,724
      34,500   CoBiz, Inc.(c)                                                                                     625,485
      52,500   Colonial BancGroup, Inc.                                                                         1,158,150
      29,200   Commercial Capital Bancorp, Inc.                                                                   487,932
      16,200   Downey Financial Corporation                                                                     1,185,840
      23,400   EastGroup Properties, Inc.(c)                                                                      985,374
      43,000   FelCor Lodging Trust, Inc.(b)                                                                      622,640
      15,500   First BanCorp(c)                                                                                   622,325
      20,100   First Community Bancorp, Inc.                                                                      954,750
      25,000   First Indiana Corporation(c)                                                                       741,750
      17,700   Global Signal, Inc.                                                                                666,405
      32,900   GMH Communities Trust                                                                              455,665
       1,000   Greenhill & Company, Inc.(c)                                                                        40,510
      49,900   HCC Insurance Holdings, Inc.                                                                     1,889,710
      19,200   Home Properties, Inc.                                                                              825,984
      59,200   HRPT Properties Trust                                                                              735,856
      22,200   LaSalle Hotel Properties                                                                           728,382
      20,500   MB Financial, Inc.                                                                                 816,515
      23,775   Mercantile Bank Corporation                                                                      1,045,387
      71,000   Ohio Casualty Corporation                                                                        1,716,780
      16,900   Philadelphia Consolidated Holding
               Corporation(b)                                                                                   1,432,444
      27,000   Pinnacle Financial Partners, Inc.(b,c)                                                             648,000
      24,800   Piper Jaffray Companies(b)                                                                         754,664
      42,700   Platinum Underwriters Holdings, Ltd.                                                             1,358,714
       6,950   Preferred Bank Los Angeles(c)                                                                      275,915
      20,900   Reinsurance Group of America, Inc.                                                                 972,059
      26,200   RLI Corporation                                                                                  1,168,520
      22,400   Sky Financial Group, Inc.(c)                                                                       631,232
      17,500   SL Green Realty Corporation(c)                                                                   1,128,750
      15,900   South Financial Group, Inc.                                                                        451,878
      33,100   Sunstone Hotel Investors, Inc.                                                                     803,006
      36,103   Washington Federal, Inc.                                                                           849,143
      18,700   Westamerica Bancorporation                                                                         987,547
       7,000   Westcorp                                                                                           366,940
      59,400   Winston Hotels, Inc.(c)                                                                            668,844
      18,000   Wintrust Financial Corporation                                                                     942,300
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                39,457,053
=========================================================================================================================

Health Care (11.1%)
-------------------------------------------------------------------------------------------------------------------------
      30,000   Abgenix, Inc.(b,c)                                                                                 257,400
      21,200   Amedisys, Inc.(b,c)                                                                                779,736
      12,200   American Healthways, Inc.(b,c)                                                                     515,694
      21,800   AMERIGROUP Corporation                                                                             876,360
      24,800   Centene Corporation(b)                                                                             832,784
      16,000   Community Health Systems, Inc.(b)                                                                  604,640
      15,200   Cooper Companies, Inc.(c)                                                                          925,072
      10,800   Covance, Inc.(b)                                                                                   484,596
      85,200   CuraGen Corporation(b,c)                                                                           437,928
      12,600   Dade Behring Holdings, Inc.                                                                        819,126
      18,800   Digene Corporation(b,c)                                                                            520,384
      70,600   Encore Medical Corporation(b,c)                                                                    391,830
      16,000   Endo Pharmaceutical Holdings, Inc.(b)                                                              420,480
      28,500   Haemonetics Corporation(b)                                                                       1,158,240
      10,600   Henry Schein, Inc.(b)                                                                              440,112
      16,100   Horizon Health Corporation(b,c)                                                                    376,579
      19,900   Impax Laboratories, Inc.(b,c)                                                                      312,430
      40,700   Incyte Corporation(b,c)                                                                            291,005
      41,300   InterMune, Inc.(b,c)                                                                               538,552
      29,300   Intuitive Surgical, Inc.(b,c)                                                                    1,366,552
       6,900   Invitrogen Corporation(b)                                                                          574,701
      34,400   IVAX Corporation(b)                                                                                739,600
      15,200   Kindred Healthcare, Inc.(b)                                                                        602,072
      19,000   LCA-Vision, Inc.                                                                                   920,740
      22,100   LifePoint Hospitals, Inc.(b)                                                                     1,116,492
      17,000   Mentor Corporation(c)                                                                              705,160
      19,900   MGI Pharma, Inc.(b,c)                                                                              433,024
     102,800   OraSure Technologies, Inc.(b,c)                                                                  1,026,972
      17,000   Par Pharmaceutical Companies, Inc.(b)                                                              540,770
       9,100   Pediatrix Medical Group, Inc.(b)                                                                   669,214
      18,900   Psychiatric Solutions, Inc.(b)                                                                     920,619
      18,100   ResMed, Inc.(b,c)                                                                                1,194,419
     201,400   Savient Pharmaceuticals, Inc.(b,c)                                                                 888,174
      14,700   Serologicals Corporation(b,c)                                                                      312,375
      42,700   Shamir Optical Industry, Ltd.(b)                                                                   689,605
      20,600   Sierra Health Services, Inc.(b)                                                                  1,472,076
      37,700   Sybron Dental Specialties, Inc.(b)                                                               1,418,274
      27,800   United Surgical Partners International,
               Inc.(b,c)                                                                                        1,447,824
      16,700   Varian, Inc.(b)                                                                                    631,093
      23,100   Ventana Medical Systems, Inc.(b,c)                                                                 929,313
      27,800   Vertex Pharmaceuticals, Inc.(b)                                                                    468,152
      17,200   Watson Pharmaceuticals, Inc.(b)                                                                    508,432
      13,700   Wellcare Health Plans, Inc.(b,c)                                                                   486,487
      27,700   Wright Medical Group, Inc.(b)                                                                      739,590
      22,200   ZymoGenetics, Inc.(b,c)                                                                            390,720
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               32,175,398
=========================================================================================================================

Industrials (13.2%)
-------------------------------------------------------------------------------------------------------------------------
      45,900   Adesa, Inc.                                                                                        999,243
      27,100   ARGON ST, Inc.(b,c)                                                                                962,050
      17,700   Arkansas Best Corporation                                                                          563,037
      84,500   Artesyn Technologies, Inc.(b,c)                                                                    735,150
      46,500   Asset Acceptance Capital Corporation(b)                                                          1,204,815
      52,050   Beacon Roofing Supply, Inc.(b)                                                                   1,368,915
      15,500   Briggs & Stratton Corporation                                                                      536,610
       7,000   Carlisle Companies, Inc.                                                                           480,410
      23,900   Consolidated Graphics, Inc.(b)                                                                     974,403
      20,300   DRS Technologies, Inc.                                                                           1,040,984
      28,400   Dycom Industries, Inc.(b)                                                                          562,604
      21,000   G & K Services, Inc.                                                                               792,330
      41,950   Genesee & Wyoming, Inc.(b)                                                                       1,141,460
      25,500   Genlyte Group, Inc.(b)                                                                           1,242,870
      11,050   Graco, Inc.                                                                                        376,474
      19,300   Hub Group, Inc.(b)                                                                                 483,465
      47,500   Hughes Supply, Inc.                                                                              1,334,750
      32,400   IDEX Corporation                                                                                 1,250,964
      24,300   Jacobs Engineering Group, Inc.(b)                                                                1,367,118
     111,600   Jacuzzi Brands, Inc.(b)                                                                          1,197,468
      59,200   Kforce, Inc.(b)                                                                                    500,832
      28,150   Knight Transportation, Inc.(c)                                                                     684,890
      41,600   Landstar System, Inc.(b)                                                                         1,252,992
      24,300   Manitowoc Company, Inc.                                                                            996,786
      45,200   Mercury Computer Systems, Inc.(b)                                                                1,237,124
      25,500   Monster Worldwide, Inc.(b)                                                                         731,340
      35,300   MSC Industrial Direct Company, Inc.                                                              1,191,375
      17,300   Oshkosh Truck Corporation                                                                        1,354,244
      48,000   Pacer International, Inc.(b)                                                                     1,045,920
      12,400   Pall Corporation                                                                                   376,464
       9,300   Precision Castparts Corporation                                                                    724,470
      15,800   Ritchie Bros. Auctioneers, Inc.                                                                    609,090
      17,800   Roper Industries, Inc.                                                                           1,270,386
      52,000   SkyWest, Inc.(c)                                                                                   945,360
      80,200   Standard Parking Corporation(b)                                                                  1,306,057
      36,500   Stewart & Stevenson Services, Inc.                                                                 827,090
      11,800   Terex Corporation(b)                                                                               464,920
      12,200   Toro Company                                                                                       471,042
      15,700   Trex Company, Inc.(b,c)                                                                            403,490
      17,200   URS Corporation(b)                                                                                 642,420
      38,100   Waste Connections, Inc.(b)                                                                       1,420,749
      30,700   Watson Wyatt & Company Holdings(c)                                                                 786,841
      18,200   York International Corporation                                                                     691,600
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               38,550,602
=========================================================================================================================

Information Technology (11.7%)
-------------------------------------------------------------------------------------------------------------------------
      15,600   ADTRAN, Inc.                                                                                       386,724
      30,300   Anteon International Corporation(b)                                                              1,382,286
      13,900   Avid Technology, Inc.(b)                                                                           740,592
      58,400   Axcelis Technologies, Inc.(b)                                                                      400,624
      36,100   Benchmark Electronics, Inc.(b)                                                                   1,098,162
      11,900   Cabot Microelectronics Corporation(b,c)                                                            344,981
      22,400   CACI International, Inc.(b)                                                                      1,414,784
      92,800   Carrier Access Corporation(b,c)                                                                    447,296
      16,600   Citrix Systems, Inc.(b)                                                                            359,556
      56,400   CNET Networks, Inc.(b,c)                                                                           662,136
      17,100   Cymer, Inc.(b)                                                                                     450,585
      39,600   Cypress Semiconductor Corporation(b,c)                                                             498,564
      69,200   Digitas, Inc.(b,c)                                                                                 789,572
      12,100   Diodes Inc.(b,c)                                                                                   377,520
      17,300   Fairchild Semiconductor International,
               Inc.(b)                                                                                            255,175
      11,900   FileNet Corporation(b)                                                                             299,166
      29,900   FLIR Systems, Inc.(b)                                                                              892,216
      19,100   Global Payments, Inc.(c)                                                                         1,294,980
      12,800   Hyperion Solutions Corporation(b)                                                                  515,072
      40,800   Informatica Corporation(b)                                                                         342,312
      30,700   Ingram Micro, Inc.(b)                                                                              480,762
      42,100   Integrated Device Technology, Inc.(b)                                                              452,575
      22,600   Inter-Tel, Inc.(c)                                                                                 420,586
      10,200   International Rectifier Corporation(b)                                                             486,744
      89,500   iVillage, Inc.(b,c)                                                                                535,210
      20,100   Keynote Systems, Inc.(b)                                                                           234,567
      18,100   Kronos, Inc.(b)                                                                                    731,059
      13,300   Macromedia, Inc.(b)                                                                                508,326
      28,100   Manhattan Associates, Inc.(b,c)                                                                    539,801
      10,200   McAfee, Inc.(b)                                                                                    267,036
     113,800   Micromuse, Inc.(b)                                                                                 644,108
      10,900   MICROS Systems, Inc.(b)                                                                            487,775
      27,500   Microsemi Corporation(b)                                                                           517,000
      31,100   MIVA, Inc.(b,c)                                                                                    144,304
     101,700   MPS Group, Inc.(b)                                                                                 958,014
     115,800   NMS Communications Corporation(b,c)                                                                331,188
     122,400   ON Semiconductor Corporation(b)                                                                    563,040
     124,500   Parametric Technology Corporation(b)                                                               794,310
      72,500   Phoenix Technologies, Ltd.(b)                                                                      564,050
      34,000   Photronics, Inc.(b)                                                                                793,560
      18,900   Plantronics, Inc.                                                                                  687,204
     113,500   Plexus Corporation(b)                                                                            1,615,105
      67,100   Powerwave Technologies, Inc.(b,c)                                                                  685,762
      13,400   Progress Software Corporation(b)                                                                   404,010
      74,000   SeeBeyond Technology Corporation(b,c)                                                              309,320
      76,800   Skyworks Solutions, Inc.(b,c)                                                                      566,016
      60,500   Stellent, Inc.(b)                                                                                  453,750
      27,600   Tech Data Corporation(b)                                                                         1,010,436
      66,800   TIBCO Software, Inc.(b)                                                                            436,872
      63,100   Tollgrade Communications, Inc.(b)                                                                  473,250
      14,500   Trimble Navigation, Ltd.(b)                                                                        565,065
      16,300   Varian Semiconductor Equipment Associates,
               Inc.                                                                                               603,100
      24,800   ViaSat, Inc.(b,c)                                                                                  504,184
      62,300   Vishay Intertechnology, Inc.(b,c)                                                                  739,501
     201,500   Vitesse Semiconductor Corporation(b,c)                                                             421,135
      98,800   Vitria Technology, Inc.(b,c)                                                                       345,800
      57,800   Wind River Systems, Inc.(b)                                                                        906,304
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    34,133,132
=========================================================================================================================

Materials (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       9,200   Albemarle Corporation                                                                              335,524
       9,200   AptarGroup, Inc.                                                                                   467,360
      26,200   Century Aluminum Company(b,c)                                                                      534,480
       6,900   Cytec Industries, Inc.                                                                             274,620
      25,100   Florida Rock Industries, Inc.(c)                                                                 1,841,085
      16,400   FMC Corporation(b)                                                                                 920,696
      23,300   Lubrizol Corporation                                                                               978,833
      28,600   MacDermid, Inc.                                                                                    891,176
      14,600   NOVA Chemicals Corporation                                                                         446,176
      21,500   Packaging Corporation of America                                                                   452,575
      11,700   Quanex Corporation                                                                                 620,217
      51,700   RPM International, Inc.(c)                                                                         944,042
      39,500   Schweitzer-Mauduit International, Inc.(c)                                                        1,229,635
      22,400   Steel Dynamics, Inc.(c)                                                                            588,000
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 10,524,419
=========================================================================================================================

Telecommunications Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      35,600   Arbinet Holdings, Inc.(b,c)                                                                        238,520
      23,400   FairPoint Communications, Inc.(c)                                                                  377,910
      20,450   Iowa Telecommunications Services, Inc.(c)                                                          383,438
      56,350   Valor Communications Group, Inc.(c)                                                                777,630
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                1,777,498
=========================================================================================================================

Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      24,900   AGL Resources, Inc.                                                                                962,385
      17,200   Alliant Energy Corporation                                                                         484,180
      28,900   Aqua America, Inc.                                                                                 859,486
      45,100   Energen Corporation                                                                              1,580,755
      16,800   OGE Energy Corporation                                                                             486,192
      36,800   Piedmont Natural Gas Company, Inc.(c)                                                              883,936
      16,800   PNM Resources, Inc.                                                                                484,008
      20,800   Westar Energy, Inc.                                                                                499,824
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,240,766
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $188,941,713)                                                         224,379,435
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (19.0%)             Interest Rate(d)     Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
  55,042,389   Thrivent Financial Securities Lending
               Trust                                                            3.220%              N/A       $55,042,389
      $2,129   U.S. Treasury Bills                                        Zero Coupon         9/15/2005             2,115
       3,832   U.S. Treasury Bonds                                             10.625         8/15/2015             6,090
      85,150   U.S. Treasury Bonds                                              8.750         5/15/2017           123,296
      27,674   U.S. Treasury Bonds                                              8.875         8/15/2017            41,163
      13,731   U.S. Treasury Bonds                                              8.125         8/15/2019            19,889
       5,748   U.S. Treasury Bonds                                              8.750         8/15/2020             8,835
      18,094   U.S. Treasury Bonds                                              6.250         8/15/2023            22,977
      60,031   U.S. Treasury Bonds                                              6.000         2/15/2026            75,340
      12,773   U.S. Treasury Bonds                                              5.500         8/15/2028            15,305
      86,747   U.S. Treasury Bonds                                              6.125         8/15/2029           112,758
       2,235   U.S. Treasury Notes                                              1.625         9/30/2005             2,236
      17,988   U.S. Treasury Notes                                              3.125         1/31/2007            18,082
      58,754   U.S. Treasury Notes                                              4.250         8/15/2014            61,111
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $55,551,586)                                                                       55,551,586
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (4.0%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,565,000   Gillette Company                                                 3.340%         7/1/2005        $2,565,000
   9,129,735   Thrivent Money Market Portfolio                                  2.820               N/A         9,129,735
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                11,694,735
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $256,188,034)                                                         $291,625,756
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements  are an integral part of this schedule.




Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)

      Shares   Common Stock (82.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (14.4%)
-------------------------------------------------------------------------------------------------------------------------
      12,700   4Kids Entertainment, Inc.(b,c)                                                                    $252,476
      36,475   Aaron Rents, Inc.                                                                                  907,863
      17,700   Action Performance Companies, Inc.(c)                                                              156,114
      29,750   ADVO, Inc.(c)                                                                                      947,538
      19,600   Applica, Inc.(b)                                                                                    63,308
      29,900   Arbitron, Inc.                                                                                   1,282,710
      11,100   Arctic Cat, Inc.                                                                                   227,883
      25,000   Argosy Gaming Company(b)                                                                         1,165,250
      13,300   Ashworth, Inc.(b)                                                                                  119,833
      18,100   Audiovox Corporation(b)                                                                            280,550
      33,100   Aztar Corporation(b)                                                                             1,133,675
      32,500   Bally Total Fitness Holding
               Corporation(b,c)                                                                                   105,300
       9,900   Bassett Furniture Industries, Inc.                                                                 186,714
      17,500   Brown Shoe Company, Inc.                                                                           685,125
      13,200   Building Materials Holding Corporation                                                             914,628
      17,500   Burlington Coat Factory Warehouse
               Corporation                                                                                        746,200
      30,000   Cato Corporation                                                                                   619,500
      33,425   CEC Entertainment, Inc.(b)                                                                       1,406,858
      72,100   Champion Enterprises, Inc.(b,c)                                                                    716,674
      13,800   Children's Place Retail Stores, Inc.(b,c)                                                          644,046
      34,025   Christopher & Banks Corporation                                                                    621,296
      13,600   Coachmen Industries, Inc.                                                                          170,408
      20,900   Cost Plus, Inc.(b)                                                                                 521,246
       7,500   CPI Corporation                                                                                    135,375
      13,200   Department 56, Inc.(b)                                                                             135,300
      20,900   Dress Barn, Inc.(b,c)                                                                              472,967
      10,900   Electronics Boutique Holdings
               Corporation(b,c)                                                                                   692,041
      14,000   Enesco Group, Inc.(b,c)                                                                             41,860
      33,250   Ethan Allen Interiors, Inc.(c)                                                                   1,114,208
      22,460   Fedders Corporation(c)                                                                              49,412
      52,900   Fleetwood Enterprises, Inc.(b,c)                                                                   536,935
      38,637   Fossil, Inc.(b)                                                                                    877,060
      37,850   Fred's, Inc.(c)                                                                                    627,553
      49,100   GameStop Corporation(b)                                                                          1,468,090
      21,500   Genesco, Inc.(b,c)                                                                                 797,435
      18,900   Goody's Family Clothing, Inc.                                                                      139,388
      22,600   Group 1 Automotive, Inc.(b)                                                                        543,304
      24,600   Guitar Center, Inc.(b,c)                                                                         1,435,902
      29,700   Gymboree Corporation(b)                                                                            405,702
       5,300   Haggar Corporation                                                                                 107,855
      18,300   Hancock Fabrics, Inc.(c)                                                                           121,512
      21,700   Haverty Furniture Companies, Inc.                                                                  320,726
      22,700   Hibbett Sporting Goods, Inc.(b)                                                                    858,968
      42,775   Hot Topic, Inc.(b,c)                                                                               817,858
      19,100   IHOP Corporation(c)                                                                                828,749
      46,075   Insight Enterprises, Inc.(b)                                                                       929,794
      43,800   Interface, Inc.(b)                                                                                 352,590
      16,850   J. Jill Group, Inc.(b,c)                                                                           231,688
      33,400   Jack in the Box, Inc.(b)                                                                         1,266,528
      25,500   JAKKS Pacific, Inc.(b,c)                                                                           489,855
      21,930   Jo-Ann Stores, Inc.(b)                                                                             578,733
      24,600   K-Swiss, Inc.                                                                                      795,564
      45,300   K2, Inc.(b)                                                                                        574,404
      26,400   Kellwood Company                                                                                   710,160
      49,700   La-Z-Boy, Inc.(c)                                                                                  724,129
      17,500   Landry's Restaurants, Inc.(c)                                                                      526,575
      13,200   Libbey, Inc.                                                                                       208,692
      43,100   Linens 'n Things, Inc.(b)                                                                        1,019,746
      17,300   Lone Star Steakhouse & Saloon, Inc.                                                                526,093
      30,716   M.D.C. Holdings, Inc.                                                                            2,526,391
      23,400   Marcus Corporation                                                                                 496,548
      13,000   Meade Instruments Corporation(b,c)                                                                  36,270
      45,800   Men's Wearhouse, Inc.(b)                                                                         1,576,894
      20,700   Meritage Homes Corporation                                                                       1,645,650
      13,300   Midas, Inc.(b)                                                                                     305,900
      28,000   Monaco Coach Corporation(c)                                                                        481,320
      24,300   Movie Gallery, Inc.(c)                                                                             642,249
      26,100   Multimedia Games, Inc.(b,c)                                                                        287,361
       4,500   National Presto Industries, Inc.                                                                   198,315
      28,200   Nautilus Group, Inc.(c)                                                                            803,700
       4,320   NVR, Inc.(b)                                                                                     3,499,195
      21,200   O'Charley's, Inc.(b)                                                                               374,392
      11,300   OshKosh B'Gosh, Inc.                                                                               293,687
      13,200   Oxford Industries, Inc.(c)                                                                         568,260
      25,000   P.F. Chang's China Bistro, Inc.(b,c)                                                             1,474,500
      29,300   Panera Bread Company(b,c)                                                                        1,819,090
      11,300   Papa John's International, Inc.(b,c)                                                               451,661
      52,900   Pep Boys -- Manny, Moe & Jack(c)                                                                   716,266
      27,600   Phillips-Van Heusen Corporation                                                                    902,244
      38,500   Pinnacle Entertainment, Inc.(b)                                                                    753,060
      40,500   Polaris Industries, Inc.(c)                                                                      2,187,000
      10,900   Pre-Paid Legal Services, Inc.(c)                                                                   486,685
     111,400   Quiksilver, Inc.(b)                                                                              1,780,172
      32,650   RARE Hospitality International, Inc.(b)                                                            994,846
      12,300   Russ Berrie and Company, Inc.(c)                                                                   157,563
      31,400   Russell Corporation                                                                                642,130
      40,100   Ryan's Restaurant Group, Inc.(b)                                                                   561,801
      50,012   SCP Pool Corporation                                                                             1,754,921
      34,300   Select Comfort Corporation(b,c)                                                                    735,049
      28,600   ShopKo Stores, Inc.(b)                                                                             695,266
      33,425   Shuffle Master, Inc.(b,c)                                                                          936,903
       6,500   Skyline Corporation                                                                                259,545
      28,100   Sonic Automotive, Inc.                                                                             597,406
      57,468   Sonic Corporation(b)                                                                             1,754,498
      17,200   Stage Stores, Inc.(b)                                                                              749,920
       9,900   Standard Motor Products, Inc.(c)                                                                   130,680
      32,300   Standard Pacific Corporation                                                                     2,840,785
      26,517   Steak n Shake Company(b)                                                                           493,747
      24,700   Stein Mart, Inc.                                                                                   543,400
      34,500   Stride Rite Corporation                                                                            475,755
      20,300   Sturm, Ruger & Company, Inc.(c)                                                                    169,911
      21,400   Superior Industries International, Inc.(c)                                                         507,180
      21,300   TBC Corporation(b)                                                                                 577,869
      41,400   The Finish Line, Inc.                                                                              783,288
      10,700   Thomas Nelson, Inc.                                                                                232,832
      31,500   Too, Inc.(b)                                                                                       736,155
      30,700   Tractor Supply Company(b,c)                                                                      1,507,370
      44,400   Triarc Companies, Inc.(c)                                                                          659,784
       9,400   Vertrue, Inc.(b,c)                                                                                 366,224
      25,500   Winnebago Industries, Inc.(c)                                                                      835,125
      20,200   WMS Industries, Inc.(b,c)                                                                          681,750
      55,100   Wolverine World Wide, Inc.                                                                       1,322,951
      48,700   Zale Corporation(b)                                                                              1,543,303
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    83,892,713
=========================================================================================================================

Consumer Staples (3.0%)
-------------------------------------------------------------------------------------------------------------------------
      83,300   Alliance One International, Inc.(c)                                                                500,633
      17,600   American Italian Pasta Company(c)                                                                  369,952
      47,800   Casey's General Stores, Inc.                                                                       947,396
      71,600   Corn Products International, Inc.                                                                1,701,216
      34,300   Delta & Pine Land Company                                                                          859,558
      31,300   Flowers Foods, Inc.                                                                              1,106,768
      16,800   Great Atlantic & Pacific Tea Company,
               Inc.(b,c)                                                                                          488,208
      28,700   Hain Celestial Group, Inc.(b,c)                                                                    559,650
       6,500   J & J Snack Foods Corporation                                                                      340,275
      25,400   Lance, Inc.                                                                                        437,134
      26,000   Longs Drug Stores Corporation                                                                    1,119,300
      12,200   Nash Finch Company(c)                                                                              448,228
      10,900   Nature's Sunshine Products, Inc.                                                                   190,096
      52,400   NBTY, Inc.(b)                                                                                    1,359,256
      11,600   Peet's Coffee & Tea Inc.(b)                                                                        383,264
      44,700   Performance Food Group Company(b)                                                                1,350,387
      28,200   Ralcorp Holdings, Inc.                                                                           1,160,430
      10,300   Sanderson Farms, Inc.                                                                              468,032
      34,800   Spectrum Brands, Inc.(b)                                                                         1,148,400
      28,500   TreeHouse Foods, Inc.(b)                                                                           812,535
      35,200   United Natural Foods, Inc.(b)                                                                    1,069,024
      15,970   WD-40 Company(c)                                                                                   446,042
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          17,265,784
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      11,400   Atwood Oceanics, Inc.(b)                                                                           701,784
      46,600   Cabot Oil & Gas Corporation                                                                      1,617,020
      36,800   Cal Dive International, Inc.(b)                                                                  1,927,216
      12,300   Carbo Ceramics, Inc.                                                                               971,208
      77,400   Cimarex Energy Company(b)                                                                        3,011,634
       6,400   Dril-Quip, Inc.(b)                                                                                 185,664
      52,200   Frontier Oil Corporation                                                                         1,532,070
      18,500   Hydril Company(b)                                                                                1,005,475
      53,900   Input/Output, Inc.(b,c)                                                                            338,492
      28,400   Lone Star Technologies, Inc.(b)                                                                  1,292,200
      73,100   Massey Energy Company(c)                                                                         2,757,332
      40,800   Maverick Tube Corporation(b,c)                                                                   1,215,840
      24,800   Oceaneering International, Inc.(b,c)                                                               958,520
      22,300   Offshore Logistics, Inc.(b)                                                                        732,332
      17,700   Penn Virginia Corporation                                                                          790,659
      15,800   Petroleum Development Corporation(b)                                                               503,230
      21,800   Remington Oil and Gas Corporation(b)                                                               778,260
      23,650   SEACOR Holdings, Inc.(b,c)                                                                       1,520,695
      69,400   Southwestern Energy Company(b)                                                                   3,260,411
      25,500   Spinnaker Exploration Company(b,c)                                                                 904,995
      54,500   St. Mary Land & Exploration Company                                                              1,579,410
      22,700   Stone Energy Corporation(b)                                                                      1,110,030
      26,900   Swift Energy Company(b)                                                                            963,558
      21,550   TETRA Technologies, Inc.(b)                                                                        686,368
      35,300   Unit Corporation(b)                                                                              1,553,553
      32,200   Veritas DGC, Inc.(b)                                                                               893,228
      51,500   Vintage Petroleum, Inc.                                                                          1,569,205
      26,700   W-H Energy Services, Inc.(b)                                                                       665,631
      21,700   World Fuel Services Corporation                                                                    507,997
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    35,534,017
=========================================================================================================================

Financials (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      30,000   Acadia Realty Trust                                                                                559,500
      66,800   Amegy Bancorp, Inc.                                                                              1,494,984
      18,200   Anchor BanCorp Wisconsin, Inc.(c)                                                                  550,732
      43,900   BankAtlantic Bancorp, Inc.                                                                         831,905
      24,500   BankUnited Financial Corporation                                                                   662,480
      26,700   Boston Private Financial Holdings, Inc.(c)                                                         672,840
      58,800   Brookline Bancorp, Inc.(c)                                                                         956,088
      37,500   Capital Automotive REIT                                                                          1,431,375
      27,900   Cash America International, Inc.                                                                   561,348
      29,000   Central Pacific Financial Corporation                                                            1,032,400
      44,218   Chittenden Corporation                                                                           1,202,730
      37,700   Colonial Properties Trust(c)                                                                     1,658,800
      36,500   Commercial Federal Corporation                                                                   1,229,320
      49,800   Commercial Net Lease Realty, Inc.                                                                1,019,406
      29,000   Community Bank System, Inc.(c)                                                                     707,310
      30,400   CRT Properties, Inc.                                                                               829,920
      26,477   Delphi Financial Group, Inc.                                                                     1,168,960
      28,075   Dime Community Bancshares                                                                          426,740
      18,665   Downey Financial Corporation                                                                     1,366,278
      50,100   East West Bancorp, Inc.                                                                          1,682,859
      21,000   EastGroup Properties, Inc.                                                                         884,310
      24,400   Entertainment Properties Trust                                                                   1,122,400
      21,900   Essex Property Trust, Inc.                                                                       1,819,014
      16,700   Financial Federal Corporation(c)                                                                   645,288
      34,600   First BanCorp(c)                                                                                 1,389,190
      43,612   First Midwest Bancorp, Inc.                                                                      1,533,834
      21,600   First Republic Bank                                                                                763,128
      15,800   FirstFed Financial Corporation(b)                                                                  941,838
      30,800   Flagstar Bancorp, Inc.(c)                                                                          583,044
      61,500   Fremont General Corporation(c)                                                                   1,496,295
      27,900   Gables Residential Trust                                                                         1,206,117
      34,400   Glenborough Realty Trust, Inc.                                                                     708,296
      37,400   Gold Banc Corporation, Inc.(c)                                                                     544,170
      33,900   Hilb, Rogal and Hobbs Company(c)                                                                 1,166,160
      42,689   Hudson United Bancorp                                                                            1,541,073
      19,800   Infinity Property & Casualty Corporation                                                           690,624
      40,000   Investment Technology Group, Inc.(b,c)                                                             840,800
      16,900   Irwin Financial Corporation(c)                                                                     375,011
      27,600   Kilroy Realty Corporation                                                                        1,310,724
      17,300   LandAmerica Financial Group, Inc.(c)                                                             1,027,101
      46,900   Lexington Corporate Properties Trust                                                             1,140,139
      27,700   MAF Bancorp, Inc.                                                                                1,180,851
      22,300   Nara Bancorp, Inc.                                                                                 327,364
      45,650   New Century Financial Corporation(c)                                                             2,348,692
      13,500   Parkway Properties, Inc.                                                                           675,135
      18,000   Philadelphia Consolidated Holding
               Corporation(b)                                                                                   1,525,680
      19,500   Piper Jaffray Companies(b,c)                                                                       593,385
      20,500   Presidential Life Corporation(c)                                                                   350,755
      16,200   PrivateBancorp, Inc.(c)                                                                            573,156
      27,800   ProAssurance Corporation(b)                                                                      1,160,928
      31,464   Provident Bankshares Corporation                                                                 1,004,016
      66,772   Republic Bancorp, Inc.(c)                                                                        1,000,245
      16,000   Rewards Network, Inc.(b,c)                                                                          86,400
      19,900   RLI Corporation                                                                                    887,540
       9,500   SCPIE Holdings, Inc.(b,c)                                                                          108,205
      27,000   Selective Insurance Group, Inc.                                                                  1,337,850
      44,500   Shurgard Storage Centers, Inc.(c)                                                                2,045,220
      70,900   South Financial Group, Inc.                                                                      2,014,978
      15,400   Sovran Self Storage, Inc.                                                                          700,084
      43,200   Sterling Bancshares, Inc.                                                                          672,192
      22,010   Sterling Financial Corporation(b)                                                                  823,174
      17,300   Stewart Information Services Corporation                                                           726,600
      44,500   Susquehanna Bancshares, Inc.                                                                     1,094,255
      13,951   SWS Group, Inc.                                                                                    239,678
      71,782   TrustCo Bank Corporation NY(c)                                                                     937,473
      87,100   UCBH Holdings, Inc.(c)                                                                           1,414,504
      32,900   UICI                                                                                               979,433
      42,400   Umpqua Holdings Corporation(c)                                                                     998,096
      33,400   United Bankshares, Inc.(c)                                                                       1,189,374
      60,000   Whitney Holding Corporation                                                                      1,957,800
      22,300   Wintrust Financial Corporation                                                                   1,167,405
      17,912   World Acceptance Corporation(b)                                                                    538,256
      21,100   Zenith National Insurance Corporation                                                            1,431,846
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                73,865,101
=========================================================================================================================

Health Care (10.8%)
-------------------------------------------------------------------------------------------------------------------------
      47,200   Accredo Health, Inc.(b)                                                                          2,142,880
      18,800   Advanced Neuromodulation Systems,
               Inc.(b,c)                                                                                          745,984
      38,900   Alpharma, Inc.(c)                                                                                  562,883
      14,800   Amedisys, Inc.(b,c)                                                                                544,344
      31,500   American Healthways, Inc.(b,c)                                                                   1,331,505
      51,900   American Medical Systems Holdings, Inc.(b)                                                       1,071,735
      48,700   AMERIGROUP Corporation                                                                           1,957,740
      28,050   AmSurg Corporation(b)                                                                              776,704
      11,000   Analogic Corporation                                                                               553,520
      26,300   ArQule, Inc.(b,c)                                                                                  170,424
      23,000   ArthroCare Corporation(b,c)                                                                        803,620
      21,000   BioLase Technology, Inc.(c)                                                                        132,720
      16,000   Biosite, Inc.(b,c)                                                                                 879,840
      13,100   Bradley Pharmaceuticals, Inc.(b,c)                                                                 140,825
      39,800   Centene Corporation(b)                                                                           1,336,484
      27,700   Cerner Corporation(b,c)                                                                          1,882,769
      24,000   Chemed Corporation(c)                                                                              981,120
      27,950   CONMED Corporation(b)                                                                              860,022
      33,100   Connetics Corporation(b)                                                                           583,884
      42,000   Cooper Companies, Inc.                                                                           2,556,120
      19,700   Cross Country Healthcare, Inc.(b)                                                                  334,900
      20,150   CryoLife, Inc.(b,c)                                                                                156,364
      19,100   Cyberonics, Inc.(b,c)                                                                              828,749
      11,800   Datascope Corporation                                                                              393,530
      40,500   Dendrite International, Inc.(b,c)                                                                  558,900
      22,000   Diagnostic Products Corporation(c)                                                               1,041,260
      17,300   Dionex Corporation(b)                                                                              754,453
      17,200   DJ Orthopedics, Inc.(b)                                                                            471,796
      26,297   Enzo Biochem, Inc.(b,c)                                                                            471,505
      22,300   Gentiva Health Services, Inc.(b,c)                                                                 398,278
      25,000   Haemonetics Corporation(b)                                                                       1,016,000
      20,800   Hologic, Inc.(b)                                                                                   826,800
      62,200   Hooper Holmes, Inc.                                                                                258,130
      13,200   ICU Medical, Inc.(b,c)                                                                             424,644
      31,000   IDEXX Laboratories, Inc.(b)                                                                      1,932,230
      43,250   Immucor, Inc.(b)                                                                                 1,252,088
      19,600   Integra LifeSciences Holdings
               Corporation(b,c)                                                                                   572,320
      24,477   Intermagnetics General Corporation(b)                                                              752,913
      30,100   Invacare Corporation                                                                             1,335,236
      10,900   Kensey Nash Corporation(b,c)                                                                       329,616
      16,600   LabOne, Inc.(b,c)                                                                                  660,846
      15,050   LCA-Vision, Inc.                                                                                   729,323
      51,600   Medicis Pharmaceutical Corporation                                                               1,637,268
      30,200   Mentor Corporation(c)                                                                            1,252,696
      25,300   Merit Medical Systems, Inc.(b,c)                                                                   389,873
      68,300   MGI Pharma, Inc.(b)                                                                              1,486,208
      34,300   NDCHealth Corporation(c)                                                                           616,371
      22,500   Noven Pharmaceuticals, Inc.(b,c)                                                                   393,300
      32,800   Odyssey Healthcare, Inc.(b,c)                                                                      472,976
      16,400   Osteotech, Inc.(b)                                                                                  60,352
      37,800   Owens & Minor, Inc.                                                                              1,222,830
      24,800   PAREXEL International Corporation(b,c)                                                             492,280
      21,800   Pediatrix Medical Group, Inc.(b)                                                                 1,603,172
      46,500   Pharmaceutical Product Development,
               Inc.(b)                                                                                          2,178,990
      26,600   PolyMedica Corporation                                                                             948,556
      16,500   Possis Medical, Inc.(b,c)                                                                          167,145
      27,532   Priority Healthcare Corporation(b)                                                                 698,212
      38,400   Regeneron Pharmaceuticals, Inc.(b)                                                                 322,176
      16,000   RehabCare Group, Inc.(b)                                                                           427,680
      33,200   ResMed, Inc.(b,c)                                                                                2,190,868
      68,100   Respironics, Inc.(b)                                                                             2,459,091
      57,900   Savient Pharmaceuticals, Inc.(b,c)                                                                 255,339
      15,400   SFBC International, Inc.(b)                                                                        594,902
      25,400   Sierra Health Services, Inc.(b)                                                                  1,815,084
      16,700   Sunrise Senior Living, Inc.(b,c)                                                                   901,466
      14,200   SurModics, Inc.(b,c)                                                                               615,854
      38,100   Sybron Dental Specialties, Inc.(b)                                                               1,433,322
      30,500   Theragenics Corporation(b)                                                                          98,210
      27,400   United Surgical Partners International,
               Inc.(b)                                                                                          1,426,992
      26,400   Viasys Healthcare, Inc.(b)                                                                         596,376
       5,500   Vital Signs, Inc.                                                                                  238,260
      20,500   Wilson Greatbatch Technologies, Inc.(b)                                                            489,950
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               63,000,803
=========================================================================================================================

Industrials (14.5%)
-------------------------------------------------------------------------------------------------------------------------
      18,700   A.O. Smith Corporation(c)                                                                          499,477
      30,900   AAR Corporation(b,c)                                                                               485,439
      37,500   ABM Industries, Inc.                                                                               731,250
      42,000   Acuity Brands, Inc.(c)                                                                           1,078,980
      20,500   Administaff, Inc.(c)                                                                               487,080
      30,200   Albany International Corporation                                                                   969,722
       8,800   Angelica Corporation(c)                                                                            215,688
      26,100   Apogee Enterprises, Inc.(c)                                                                        401,157
      23,400   Applied Industrial Technologies, Inc.                                                              755,586
      10,800   Applied Signal Technology, Inc.                                                                    205,632
      21,500   Arkansas Best Corporation                                                                          683,915
      32,900   Armor Holdings, Inc.(b,c)                                                                        1,303,169
      37,600   Artesyn Technologies, Inc.(b,c)                                                                    327,120
      16,200   Astec Industries, Inc.(b)                                                                          375,678
      26,600   Baldor Electric Company(c)                                                                         646,912
      18,200   Barnes Group, Inc.                                                                                 602,420
      32,600   Bowne & Company, Inc.(c)                                                                           471,396
      38,000   Brady Corporation                                                                                1,178,000
      49,100   Briggs & Stratton Corporation                                                                    1,699,842
      24,100   C&D Technologies, Inc.                                                                             221,479
      10,800   CDI Corporation                                                                                    236,736
      25,200   Central Parking Corporation(c)                                                                     346,500
      23,250   Ceradyne, Inc.(b,c)                                                                                559,628
      49,000   CLARCOR, Inc.                                                                                    1,433,250
      24,100   Coinstar, Inc.(b,c)                                                                                546,829
      11,200   Consolidated Graphics, Inc.(b)                                                                     456,624
      14,800   Cubic Corporation(c)                                                                               262,552
      16,500   CUNO, Inc.(b)                                                                                    1,178,760
      20,500   Curtiss-Wright Corporation                                                                       1,105,975
      26,500   DRS Technologies, Inc.                                                                           1,358,920
      14,400   EDO Corporation                                                                                    430,704
      39,200   EGL, Inc.(b)                                                                                       796,544
      17,000   ElkCorp                                                                                            485,350
      14,800   EMCOR Group, Inc.(b)                                                                               723,720
      39,625   Engineered Support Systems, Inc.(c)                                                              1,419,764
      23,900   Esterline Technologies Corporation(b)                                                              957,912
      30,700   Forward Air Corporation(c)                                                                         867,889
      34,300   Frontier Airlines, Inc.(b,c)                                                                       354,319
      20,100   G & K Services, Inc.                                                                               758,373
      24,000   Gardner Denver, Inc.(b)                                                                            841,920
      45,100   GenCorp, Inc.(b,c)                                                                                 868,626
      23,330   Griffon Corporation(b,c)                                                                           517,926
      21,550   Healthcare Services Group, Inc                                                                     432,724
      43,686   Heartland Express, Inc.                                                                            848,819
      18,500   Heidrick & Struggles International,
               Inc.(b)                                                                                            482,480
      63,200   Hughes Supply, Inc.                                                                              1,775,920
      48,600   IDEX Corporation                                                                                 1,876,446
      15,600   Imagistics International, Inc.(b)                                                                  436,800
      25,500   Insituform Technologies, Inc.(b,c)                                                                 408,765
      48,500   JLG Industries, Inc.                                                                             1,332,780
      26,200   John H. Harland Company(c)                                                                         995,600
      21,800   Kaman Corporation(c)                                                                               393,272
      78,000   Kansas City Southern, Inc.(b,c)                                                                  1,574,040
      26,900   Kaydon Corporation                                                                                 749,165
      21,000   Kirby Corporation(b)                                                                               947,100
      35,100   Knight Transportation, Inc.(c)                                                                     853,983
      50,000   Labor Ready, Inc.(b,c)                                                                           1,165,500
      56,800   Landstar System, Inc.(b)                                                                         1,710,816
       4,600   Lawson Products, Inc.                                                                              178,572
      47,736   Lennox International, Inc.                                                                       1,010,571
      11,150   Lindsay Manufacturing Company(c)                                                                   262,917
      15,400   Lydall, Inc.(b)                                                                                    132,748
      27,300   MagneTek, Inc.(b)                                                                                   70,161
      28,600   Manitowoc Company, Inc.                                                                          1,173,172
      20,000   Mercury Computer Systems, Inc.(b,c)                                                                547,400
      28,600   Mesa Air Group, Inc.(b,c)                                                                          191,906
      37,081   Milacron, Inc.(b,c)                                                                                 70,083
      14,000   Mobile Mini, Inc.(b,c)                                                                             482,720
      33,050   Moog, Inc.(b)                                                                                    1,040,744
      34,800   Mueller Industries, Inc.                                                                           943,080
      30,500   NCO Group, Inc.(b)                                                                                 659,715
      18,000   Old Dominion Freight Line(b)                                                                       482,940
      24,200   On Assignment, Inc.(b)                                                                             120,516
      35,400   Oshkosh Truck Corporation                                                                        2,771,112
      22,000   PRG-Schultz International, Inc.(b,c)                                                                62,040
      27,600   Regal-Beloit Corporation(c)                                                                        804,816
      10,800   Robbins & Myers, Inc.(c)                                                                           232,308
      40,500   Roper Industries, Inc.                                                                           2,890,485
      21,800   School Specialty, Inc.(b,c)                                                                      1,013,700
      73,900   Shaw Group, Inc.(b,c)                                                                            1,589,589
      34,700   Simpson Manufacturing Company, Inc.(c)                                                           1,060,085
      54,900   SkyWest, Inc.                                                                                      998,082
      15,000   SOURCECORP, Inc.(b)                                                                                297,300
      58,700   Spherion Corporation(b)                                                                            387,420
      22,700   Standard Register Company                                                                          358,887
      10,300   Standex International Corporation                                                                  292,623
      27,700   Stewart & Stevenson Services, Inc.                                                                 627,682
      31,700   Teledyne Technologies, Inc.(b)                                                                   1,032,786
      54,006   Tetra Tech, Inc.(b,c)                                                                              730,701
      11,300   Thomas Industries, Inc.(c)                                                                         451,548
           3   Timco Aviation Services, Inc.(b)                                                                         0
      87,000   Timken Company                                                                                   2,009,700
      41,000   Toro Company                                                                                     1,583,010
      26,500   Tredegar Corporation                                                                               413,400
      15,200   Triumph Group, Inc.(b)                                                                             528,352
      31,600   United Stationers, Inc.(b)                                                                       1,551,560
      15,400   Universal Forest Products, Inc.                                                                    638,330
      35,200   URS Corporation(b)                                                                               1,314,720
      15,600   Valmont Industries, Inc.                                                                           402,480
      21,300   Viad Corporation                                                                                   603,642
      18,000   Vicor Corporation(c)                                                                               244,800
       7,800   Volt Information Sciences, Inc.(b)                                                                 185,094
      29,600   Wabash National Corporation(c)                                                                     717,208
      44,600   Waste Connections, Inc.(b)                                                                       1,663,134
      22,550   Watsco, Inc.(c)                                                                                    960,630
      31,200   Watson Wyatt & Company Holdings                                                                    799,656
      24,200   Watts Water Technologies, Inc.(c)                                                                  810,458
      14,400   Wolverine Tube, Inc.(b)                                                                             84,528
       9,300   Woodward Governor Company(c)                                                                       781,479
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               84,093,563
=========================================================================================================================

Information Technology (12.1%)
-------------------------------------------------------------------------------------------------------------------------
      24,000   Actel Corporation(b)                                                                               333,600
     107,100   Adaptec, Inc.(b)                                                                                   415,548
      20,700   Advanced Energy Industries, Inc.(b,c)                                                              162,702
      71,050   Aeroflex, Inc.(b)                                                                                  596,820
      27,500   Agilysys, Inc.                                                                                     431,750
      18,900   Altiris, Inc.(b)                                                                                   277,452
      30,200   Anixter International, Inc.(b)                                                                   1,122,534
      30,100   ANSYS, Inc.(b)                                                                                   1,068,851
      35,300   ATMI, Inc.(b,c)                                                                                  1,024,053
      33,400   Avid Technology, Inc.(b)                                                                         1,779,552
      95,400   Axcelis Technologies, Inc.(b)                                                                      654,444
      11,000   BEI Technologies, Inc.                                                                             293,480
      11,000   Bel Fuse, Inc.(c)                                                                                  336,160
      44,825   Belden CDT, Inc.                                                                                   950,290
      27,600   Bell Microproducts, Inc.(b,c)                                                                      259,440
      39,700   Benchmark Electronics, Inc.(b)                                                                   1,207,674
      16,600   Black Box Corporation                                                                              587,640
      43,100   Brooks Automation, Inc.(b)                                                                         640,035
      12,100   Brooktrout, Inc.(b)                                                                                135,036
      45,400   C-COR, Inc.(b,c)                                                                                   310,990
      28,500   CACI International, Inc.(b)                                                                      1,800,060
      28,100   Captaris, Inc.(b)                                                                                  116,334
      20,200   Carreker Corporation(b)                                                                            110,696
       7,500   Catapult Communications Corporation(b,c)                                                           127,950
      36,000   Checkpoint Systems, Inc.(b)                                                                        637,200
      51,800   CIBER, Inc.(b,c)                                                                                   413,364
      39,700   Cognex Corporation                                                                               1,039,743
      29,300   Coherent, Inc.(b)                                                                                1,055,093
      20,700   Cohu, Inc.                                                                                         415,035
      35,000   CTS Corporation(c)                                                                                 430,150
      34,500   Cymer, Inc.(b,c)                                                                                   909,075
      14,800   Daktronics, Inc.(c)                                                                                296,148
      21,600   Digi International, Inc.(b)                                                                        256,176
      33,200   Digital Insight Corporation(b)                                                                     794,144
      30,400   Ditech Communications Corporation(b,c)                                                             197,296
      26,900   DSP Group, Inc.(b)                                                                                 642,103
      43,100   eFunds Corporation(b)                                                                              775,369
      27,200   Electro Scientific Industries, Inc.(b)                                                             486,336
      12,800   EPIQ Systems, Inc.(b,c)                                                                            209,408
      29,600   ESS Technology, Inc.(b,c)                                                                          124,616
      40,700   Exar Corporation(b)                                                                                606,023
      28,350   FactSet Research Systems, Inc.(c)                                                                1,016,064
      23,700   FEI Company(b,c)                                                                                   540,597
      39,000   FileNet Corporation(b)                                                                             980,460
      66,000   FLIR Systems, Inc.(b)                                                                            1,969,440
      19,200   Gerber Scientific, Inc.(b)                                                                         133,632
      22,200   Global Imaging Systems, Inc.(b)                                                                    707,292
      31,080   Global Payments, Inc.(c)                                                                         2,107,224
      69,600   Harmonic, Inc.(b)                                                                                  336,168
      24,800   Helix Technology Corporation(c)                                                                    329,344
      24,000   Hutchinson Technology, Inc.(b,c)                                                                   924,240
      38,380   Hyperion Solutions Corporation(b)                                                                1,544,411
      20,200   Inter-Tel, Inc.                                                                                    375,922
      38,200   Internet Security Systems, Inc.(b)                                                                 775,078
      16,787   Intrado, Inc.(b)                                                                                   251,134
      10,000   iPayment Holdings, Inc.(b)                                                                         365,200
      22,100   Itron, Inc.(b)                                                                                     987,428
      18,800   J2 Global Communication, Inc.(b,c)                                                                 647,472
      27,600   JDA Software Group, Inc.(b,c)                                                                      314,088
      13,500   Keithley Instruments, Inc.                                                                         208,035
      67,000   Kopin Corporation(b)                                                                               341,700
      30,487   Kronos, Inc.(b)                                                                                  1,231,370
      49,300   Kulicke and Soffa Industries, Inc.(b,c)                                                            389,963
      21,400   Littelfuse, Inc.(b)                                                                                595,990
      27,900   Manhattan Associates, Inc.(b)                                                                      535,959
      16,400   ManTech International Corporation(b,c)                                                             509,056
      19,700   MapInfo Corporation(b)                                                                             207,047
      17,700   MAXIMUS, Inc.(c)                                                                                   624,633
      34,700   Methode Electronics, Inc.                                                                          411,889
      36,200   MICROS Systems, Inc.(b)                                                                          1,619,950
      58,700   Microsemi Corporation(b)                                                                         1,103,560
      24,500   MIVA, Inc.(b,c)                                                                                    113,680
      19,800   MRO Software, Inc.(b,c)                                                                            289,278
      18,800   MTS Systems Corporation                                                                            631,304
      41,700   Napster, Inc.(b,c)                                                                                 175,140
      21,300   NETGEAR, Inc.(b,c)                                                                                 396,180
      23,700   Network Equipment Technologies, Inc.(b,c)                                                          122,292
      27,700   NYFIX, Inc.(b,c)                                                                                   163,707
      17,150   Park Electrochemical Corporation                                                                   432,180
      34,300   Paxar Corporation(b)                                                                               608,825
      17,700   PC TEL, Inc.(b)                                                                                    138,591
      16,800   Pegasus Solutions, Inc.(b,c)                                                                       187,320
      25,200   Pericom Semiconductor Corporation(b,c)                                                             205,128
      23,700   Phoenix Technologies, Ltd.(b)                                                                      184,386
      16,200   Photon Dynamics, Inc(b,c)                                                                          333,882
      38,500   Photronics, Inc.(b)                                                                                898,590
      67,500   Pinnacle Systems, Inc.(b)                                                                          371,250
      14,100   Planar Systems, Inc.(b,c)                                                                          103,635
      28,100   Power Integrations, Inc.(b,c)                                                                      606,117
      35,400   Progress Software Corporation(b)                                                                 1,067,310
      20,500   Radiant Systems, Inc.(b)                                                                           233,700
      19,100   RadiSys Corporation(b,c)                                                                           308,465
      15,600   Rogers Corporation(b,c)                                                                            632,580
      12,900   Rudolph Technologies, Inc.(b)                                                                      184,857
      15,000   SBS Technologies, Inc.(b)                                                                          139,200
      12,000   ScanSource, Inc.(b,c)                                                                              515,280
      24,700   SERENA Software, Inc.(b,c)                                                                         476,710
     150,000   Skyworks Solutions, Inc.(b)                                                                      1,105,500
      19,800   Sonic Solutions, Inc.(b,c)                                                                         368,280
      14,800   SPSS, Inc.(b)                                                                                      284,308
      15,300   SS&C Technologies, Inc.                                                                            484,704
      17,900   Standard Microsystems Corporation(b)                                                               418,502
      10,600   StarTek, Inc.(c)                                                                                   174,052
      12,500   Supertex, Inc.(b,c)                                                                                220,750
      43,850   Symmetricom, Inc.(b)                                                                               454,724
      24,600   Synaptics, Inc.(b,c)                                                                               525,456
      67,950   Take-Two Interactive Software, Inc.(b)                                                           1,729,328
      19,900   TALX Corporation                                                                                   575,309
      38,500   Technitrol, Inc.                                                                                   544,005
      38,825   THQ, Inc.(b,c)                                                                                   1,136,408
      12,600   Tollgrade Communications, Inc.(b)                                                                   94,500
      50,250   Trimble Navigation, Ltd.(b)                                                                      1,958,242
      22,700   Ultratech, Inc.(b,c)                                                                               415,410
      35,000   Varian Semiconductor Equipment Associates,
               Inc.                                                                                             1,295,000
      25,000   Veeco Instruments, Inc.(b,c)                                                                       407,000
      35,800   Verity, Inc.(b,c)                                                                                  313,966
      20,300   ViaSat, Inc.(b,c)                                                                                  412,699
      30,800   WebEx Communications, Inc.(b,c)                                                                    813,428
      22,700   Websense, Inc.(b)                                                                                1,090,735
      17,400   X-Rite, Inc.(c)                                                                                   $200,274
      10,152   Zilog, Inc.(b,d)                                                                                         1
      25,900   Zix Corporation(b,c)                                                                                81,067
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    70,737,951
=========================================================================================================================

Materials (4.4%)
-------------------------------------------------------------------------------------------------------------------------
      29,300   A. Schulman, Inc.                                                                                  524,177
       9,500   A.M. Castle & Company(b,c)                                                                         146,870
      25,165   Aleris International, Inc.(b)                                                                      567,471
      21,500   AMCOL International Corporation                                                                    403,985
      33,800   AptarGroup, Inc.                                                                                 1,717,040
      22,600   Arch Chemicals, Inc.                                                                               564,096
      18,400   Brush Engineered Materials, Inc.(b)                                                                262,384
      27,600   Buckeye Technologies, Inc.(b)                                                                      219,972
      25,100   Cambrex Corporation                                                                                478,155
      27,500   Caraustar Industries, Inc.(b,c)                                                                    288,750
      23,500   Carpenter Technology Corporation                                                                 1,217,300
      21,800   Century Aluminum Company(b)                                                                        444,720
      18,800   Chesapeake Corporation                                                                             393,672
      20,900   Cleveland-Cliffs, Inc.(c)                                                                        1,207,184
      57,600   Commercial Metals Company                                                                        1,372,032
      11,700   Deltic Timber Corporation                                                                          444,951
      29,424   Florida Rock Industries, Inc.                                                                    2,158,250
      32,400   Georgia Gulf Corporation(c)                                                                      1,006,020
      27,500   H.B. Fuller Company                                                                                936,650
      39,400   Headwaters, Inc.(b,c)                                                                            1,354,572
      23,600   MacDermid, Inc.                                                                                    735,376
      11,700   Material Sciences Corporation(b)                                                                   170,352
      29,463   Myers Industries, Inc.(c)                                                                          368,288
      14,100   Neenah Paper, Inc.(c)                                                                              436,677
      27,100   OM Group, Inc.(b)                                                                                  669,099
      38,900   OMNOVA Solutions, Inc.(b)                                                                          181,274
       8,500   Penford Corporation(c)                                                                             136,000
      87,500   PolyOne Corporation(b)                                                                             579,250
      15,600   Pope & Talbot, Inc.                                                                                173,160
       9,300   Quaker Chemical Corporation                                                                        162,285
      23,950   Quanex Corporation                                                                               1,269,590
      25,800   Reliance Steel & Aluminum Company(c)                                                               956,406
      29,500   Rock-Tenn Company                                                                                  373,175
      21,200   RTI International Metals, Inc.(b)                                                                  665,892
      24,000   Ryerson Tull, Inc.(c)                                                                              342,480
      14,500   Schweitzer-Mauduit International, Inc.(c)                                                          451,385
      10,800   Steel Technologies, Inc.(c)                                                                        182,520
      21,700   Texas Industries, Inc.                                                                           1,220,191
      49,300   Wausau-Mosinee Paper Corporation                                                                   590,614
      30,900   Wellman, Inc.(c)                                                                                   314,871
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 25,687,136
=========================================================================================================================

Telecommunications Services (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      20,200   Commonwealth Telephone Enterprises, Inc.                                                           846,582
      43,300   General Communication, Inc.(b)                                                                     427,371
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                1,273,953
=========================================================================================================================

Utilities (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      28,333   ALLETE, Inc.                                                                                     1,413,817
      16,050   American States Water Company(c)                                                                   471,388
      76,200   Atmos Energy Corporation(c)                                                                      2,194,560
      46,300   Avista Corporation                                                                                 860,717
      10,900   Cascade Natural Gas Corporation(c)                                                                 223,450
      11,700   Central Vermont Public Service Corporation                                                         216,450
      15,100   CH Energy Group, Inc.(c)                                                                          $734,313
      47,600   Cleco Corporation                                                                                1,026,732
      45,500   El Paso Electric Company(b,c)                                                                      930,475
      69,800   Energen Corporation                                                                              2,446,490
       5,000   Green Mountain Power Corporation                                                                   149,200
      20,200   Laclede Group, Inc.                                                                                641,552
      26,200   New Jersey Resources Corporation                                                                 1,264,150
      26,300   Northwest Natural Gas Company                                                                    1,005,712
      73,100   Piedmont Natural Gas Company, Inc.(c)                                                            1,755,862
      83,445   Southern Union Company(b)                                                                        2,048,575
      35,900   Southwest Gas Corporation                                                                          915,809
      98,800   UGI Corporation(e)                                                                               2,756,520
      12,300   UIL Holdings Corporation                                                                           661,863
      32,900   UniSource Energy Corporation                                                                     1,011,675
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 22,729,310
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $357,948,258)                                                         478,080,331
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned 17.7%)          Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 102,840,689   Thrivent Financial Securities Lending
               Trust                                                            3.220%              N/A      $102,840,689
      $1,388   U.S. Treasury Bonds                                        Zero Coupon         8/15/2006             1,336
       1,208   U.S. Treasury Bonds                                        Zero Coupon         8/15/2015               800
         514   U.S. Treasury Bonds                                        Zero Coupon         5/15/2016               330
      15,385   U.S. Treasury Bonds                                              8.750         5/15/2020            23,242
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $102,866,397)                                                                     102,866,397
=========================================================================================================================

      Shares   Short-Term Investments (0.2%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,268,610   Thrivent Money Market Portfolio(e)                               2.820%              N/A        $1,268,610
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,268,610
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $462,083,265)                                                         $582,215,338
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) At June 30, 2005, $148,500 in cash was pledged as the initial margin deposit for open financial futures contracts.
    In addition, 98,800 shares in UGI Corporation common stock valued at $2,756,520 and $1,268,610 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:



                                                                              Notional
                       Number of     Expiration                               Principal     Unrealized
Type                   Contracts        Date        Position      Value         Amount         Loss
------------------------------------------------------------------------------------------------------
Russell 2000           11            September 2005   Long        $3,537,050  $3,515,866      $21,184

(f) The interest rate shown reflects the yield, coupon rate, or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)

      Shares   Common Stock (84.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (19.6%)
-------------------------------------------------------------------------------------------------------------------------
      36,000   Abercrombie & Fitch Company                                                                     $2,473,200
      39,700   Advance Auto Parts, Inc.(b)                                                                      2,562,635
      30,900   Aeropostale, Inc.(b)                                                                             1,038,240
     154,800   Alliance Gaming Corporation(b,c)                                                                 2,170,296
      47,500   American Eagle Outfitters, Inc.                                                                  1,455,875
      89,800   AnnTaylor Stores Corporation(b)                                                                  2,180,344
      43,475   Apollo Group, Inc.(b)                                                                            3,400,614
      40,500   Applebee's International, Inc.                                                                   1,072,845
      31,300   Autoliv, Inc.                                                                                    1,370,940
      49,000   Bed Bath & Beyond, Inc.(b)                                                                       2,047,220
      31,000   Black & Decker Corporation                                                                       2,785,350
      62,400   Blockbuster, Inc.(c)                                                                               569,088
      15,500   Boyd Gaming Corporation(c)                                                                         792,515
      26,000   Brunswick Corporation                                                                            1,126,320
      34,400   Career Education Corporation(b)                                                                  1,259,384
     138,850   Cheesecake Factory, Inc.(b,c)                                                                    4,822,260
     120,700   Chico's FAS, Inc.(b)                                                                             4,137,596
     194,900   Coach, Inc.(b)                                                                                   6,542,795
      16,900   Coldwater Creek, Inc.(b)                                                                           420,979
      27,133   D.R. Horton, Inc.                                                                                1,020,472
      26,300   Dick's Sporting Goods, Inc.(b,c)                                                                 1,014,917
      66,400   Dollar General Corporation(c)                                                                    1,351,904
      29,800   Education Management Corporation(b)                                                              1,005,154
      34,300   Fortune Brands, Inc.                                                                             3,045,840
      56,200   Gaylord Entertainment Company(b)                                                                 2,612,738
      88,400   Gentex Corporation(c)                                                                            1,608,880
      59,300   Getty Images, Inc.(b,c)                                                                          4,403,618
      49,200   GTECH Holdings Corporation                                                                       1,438,608
      24,900   Harman International Industries, Inc.                                                            2,025,864
      50,900   Harrah's Entertainment, Inc.                                                                     3,668,363
      84,400   Harte-Hanks, Inc.                                                                                2,509,212
     177,000   Hilton Hotels Corporation                                                                        4,221,450
      35,900   IAC/InterActiveCorp(b,c)                                                                           863,395
      43,500   International Game Technology                                                                    1,224,525
      20,000   ITT Educational Services, Inc.(b,c)                                                              1,068,400
      16,800   Jarden Corporation(b,c)                                                                            905,856
      12,200   Kerzner International, Ltd.(b,c)                                                                   694,790
      15,100   Kohl's Corporation(b)                                                                              844,241
      46,900   Lamar Advertising Company(b)                                                                     2,005,913
      20,900   Laureate Education, Inc.(b)                                                                      1,000,274
      45,400   Lennar Corporation                                                                               2,880,630
      29,000   Marriott International, Inc.                                                                     1,978,380
      55,200   Marvel Enterprises, Inc.(b,c)                                                                    1,088,544
      85,400   MGM MIRAGE(b)                                                                                    3,380,132
      61,400   Michaels Stores, Inc.                                                                            2,540,118
       9,700   Mohawk Industries, Inc.(b)                                                                         800,250
      53,000   Nordstrom, Inc.                                                                                  3,602,410
      44,000   O'Reilly Automotive, Inc.(b)                                                                     1,311,640
     126,900   Office Depot, Inc.(b)                                                                            2,898,396
      65,200   P.F. Chang's China Bistro, Inc.(b,c)                                                             3,845,496
      14,500   Panera Bread Company(b,c)                                                                          900,232
      44,800   Pennsylvania National Gaming, Inc.(b)                                                            1,635,200
      32,900   PETCO Animal Supplies, Inc.(b)                                                                     964,628
      91,200   PETsMART, Inc.                                                                                   2,767,920
      28,200   Polo Ralph Lauren Corporation                                                                    1,215,702
      14,700   Pulte Homes, Inc.(c)                                                                             1,238,475
      56,300   Reebok International, Ltd.                                                                       2,355,029
      41,400   Ross Stores, Inc.                                                                                1,196,874
      80,500   Royal Caribbean Cruises, Ltd.(c)                                                                 3,892,980
      46,100   Scientific Games Corporation(b)                                                                  1,241,473
      30,200   SCP Pool Corporation                                                                             1,059,718
      18,900   Sears Holdings Corporation(b)                                                                    2,832,543
     183,400   Staples, Inc.                                                                                    3,910,088
      59,300   Starbucks Corporation(b)                                                                         3,063,438
      54,300   Starwood Hotels & Resorts Worldwide, Inc.                                                        3,180,351
      65,400   Station Casinos, Inc.                                                                            4,342,560
      44,500   Tempur-Pedic International(b,c)                                                                    987,010
      90,600   Tiffany & Company                                                                                2,968,056
      29,200   Toll Brothers, Inc.(b,c)                                                                         2,965,260
      97,600   Tupperware Corporation(c)                                                                        2,280,912
      61,320   Univision Communications, Inc.(b)                                                                1,689,366
      57,600   Urban Outfitters, Inc.(b)                                                                        3,265,344
      26,800   Volcom, Inc.(b,d)                                                                                  717,436
      79,600   Williams-Sonoma, Inc.(b)                                                                         3,149,772
      27,700   WMS Industries, Inc.(b,c)                                                                          934,875
      22,200   Wynn Resorts, Ltd.(b,c)                                                                          1,049,394
     140,300   XM Satellite Radio Holdings, Inc.(b,c)                                                           4,722,498
      21,700   Yum! Brands, Inc.                                                                                1,130,136
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   166,746,176
=========================================================================================================================

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      73,900   Church & Dwight Company, Inc.                                                                    2,675,180
      56,000   Constellation Brands, Inc.(b)                                                                    1,652,000
      28,100   Estee Lauder Companies, Inc.                                                                     1,099,553
      79,300   Performance Food Group Company(b,c)                                                              2,395,653
      40,350   Whole Foods Market, Inc.                                                                         4,773,405
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          12,595,791
=========================================================================================================================

Energy (6.4%)
-------------------------------------------------------------------------------------------------------------------------
      10,506   Apache Corporation                                                                                 678,688
      43,420   BJ Services Company                                                                              2,278,682
      53,800   Chesapeake Energy Corporation(c)                                                                 1,226,640
      59,500   Cimarex Energy Company(b,c)                                                                      2,315,145
      59,200   CONSOL Energy, Inc.                                                                              3,171,936
      31,400   ENSCO International, Inc.                                                                        1,122,550
      36,000   EOG Resources, Inc.                                                                              2,044,800
      69,700   GlobalSantaFe Corporation                                                                        2,843,760
     111,500   Grant Prideco, Inc.(b)                                                                           2,949,175
      19,400   Massey Energy Company(c)                                                                           731,768
      29,000   Murphy Oil Corporation                                                                           1,514,670
      55,600   Nabors Industries, Ltd.(b)                                                                       3,370,472
      58,700   National Oilwell Varco, Inc.(b)                                                                  2,790,598
      91,800   Newfield Exploration Company(b)                                                                  3,661,902
      30,700   Noble Corporation                                                                                1,888,357
      10,800   Noble Energy, Inc.                                                                                 817,020
     136,500   Patterson-UTI Energy, Inc.(c)                                                                    3,798,795
      38,700   Peabody Energy Corporation                                                                       2,013,948
      86,300   Range Resources Corporation                                                                      2,321,470
      30,000   Rowan Companies, Inc.                                                                              891,300
      45,580   Smith International, Inc.                                                                        2,903,446
     139,200   Ultra Petroleum Corporation(b,c)                                                                 4,226,112
      20,040   Weatherford International, Ltd.(b)                                                               1,161,919
     105,088   XTO Energy, Inc.                                                                                 3,571,941
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    54,295,094
=========================================================================================================================

Financials (8.0%)
-------------------------------------------------------------------------------------------------------------------------
      57,800   A.G. Edwards, Inc.                                                                               2,609,670
      58,650   Affiliated Managers Group, Inc.(b,c)                                                             4,007,554
      15,200   Ambac Financial Group, Inc.                                                                      1,060,352
     121,700   Ameritrade Holding Corporation(b,c)                                                              2,262,403
     130,350   Apollo Investment Corporation(c)                                                                 2,402,350
      58,200   Archstone-Smith Trust                                                                            2,247,684
      25,900   Bear Stearns Companies, Inc.                                                                     2,692,046
      32,500   Calamos Asset Management, Inc.                                                                     885,300
      68,700   CapitalSource, Inc.(b,c)                                                                         1,348,581
      36,900   CB Richard Ellis Group, Inc.(b)                                                                  1,618,434
     194,800   Charles Schwab Corporation                                                                       2,197,344
      14,500   Chicago Mercantile Exchange(e)                                                                   4,284,750
      25,600   Chubb Corporation                                                                                2,191,616
      79,800   CIT Group, Inc.                                                                                  3,429,006
      10,400   City National Corporation                                                                          745,784
      30,000   Commerce Bancorp, Inc.(c)                                                                          909,300
     100,000   E*TRADE Financial Corporation(b)                                                                 1,399,000
      32,800   Eaton Vance Corporation                                                                            784,248
      82,000   Investors Financial Services
               Corporation(c)                                                                                   3,101,240
      45,350   Legg Mason, Inc.                                                                                 4,721,388
      58,600   MB Financial, Inc.(c)                                                                            2,334,038
     159,300   Metris Companies, Inc.(b,c)                                                                      2,303,478
      32,600   Moody's Corporation                                                                              1,465,696
      34,500   North Fork Bancorporation, Inc.                                                                    969,105
      61,900   Northern Trust Corporation                                                                       2,822,021
      12,300   PartnerRe, Ltd.                                                                                    792,366
      68,500   Providian Financial Corporation(b)                                                               1,207,655
      36,800   Sovereign Bancorp, Inc.                                                                            822,112
      46,200   St. Joe Company                                                                                  3,767,148
      37,800   T. Rowe Price Group, Inc.                                                                        2,366,280
      43,900   UCBH Holdings, Inc.(c)                                                                             712,936
      27,900   Willis Group Holdings, Ltd.(c)                                                                     912,888
      41,500   Zions Bancorporation                                                                             3,051,495
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                68,425,268
=========================================================================================================================

Health Care (16.6%)
-------------------------------------------------------------------------------------------------------------------------
      20,100   Aetna, Inc.                                                                                      1,664,682
      27,200   Affymetrix, Inc.(b,c)                                                                            1,466,896
       9,900   Allergan, Inc.                                                                                     843,876
      56,800   American Healthways, Inc.(b,c)                                                                   2,400,936
      16,900   AMERIGROUP Corporation(c)                                                                          679,380
      63,100   Amylin Pharmaceuticals, Inc.(b,c)                                                                1,320,683
      38,525   Barr Pharmaceuticals, Inc.(b)                                                                    1,877,708
      11,700   Bausch & Lomb, Inc.                                                                                971,100
      24,600   Beckman Coulter, Inc.                                                                            1,563,822
      60,867   Biomet, Inc.                                                                                     2,108,433
      56,700   C.R. Bard, Inc.                                                                                  3,771,117
     208,100   Caliper Life Sciences, Inc.(b)                                                                   1,165,360
      90,490   Caremark Rx, Inc.(b)                                                                             4,028,615
      55,300   Celgene Corporation(b,c)                                                                         2,254,581
      24,500   Cephalon, Inc.(b,c)                                                                                975,345
      19,500   Cerner Corporation(b,c)                                                                          1,325,415
      46,800   Charles River Laboratories International,
               Inc.(b)                                                                                          2,258,100
      78,100   Community Health Systems, Inc.(b)                                                                2,951,399
      27,700   Cooper Companies, Inc.                                                                           1,685,822
      41,100   Covance, Inc.(b)                                                                                 1,844,157
      47,300   Coventry Health Care, Inc.(b)                                                                    3,346,475
      90,600   Cytyc Corporation(b)                                                                             1,998,636
      40,100   Dade Behring Holdings, Inc.                                                                      2,606,901
      44,250   DaVita, Inc.(b)                                                                                  2,012,490
      15,800   Dentsply International, Inc.                                                                       853,200
      41,100   Endo Pharmaceutical Holdings, Inc.(b)                                                            1,080,108
      33,800   Express Scripts, Inc.(b,c)                                                                       1,689,324
      70,500   Fisher Scientific International, Inc.(b)                                                         4,575,450
      59,200   Forest Laboratories, Inc.(b)                                                                     2,299,920
      37,700   Gen-Probe, Inc.(b)                                                                               1,365,871
      61,400   Genzyme Corporation(b)                                                                           3,689,526
     123,500   Gilead Sciences, Inc.(b)                                                                         5,432,765
     137,075   Health Management Associates, Inc.                                                               3,588,624
      61,100   Health Net, Inc.(b)                                                                              2,331,576
      28,800   Henry Schein, Inc.(b)                                                                            1,195,776
      59,000   Hospira, Inc.(b)                                                                                 2,301,000
      34,300   ICOS Corporation(b)                                                                                726,131
      24,500   INAMED Corporation(b)                                                                            1,640,765
      33,500   Invitrogen Corporation(b)                                                                        2,790,215
      59,275   IVAX Corporation(b)                                                                              1,274,412
      54,800   Kinetic Concepts, Inc.(b)                                                                        3,288,000
      22,600   Laboratory Corporation of America
               Holdings(b)                                                                                      1,127,740
      22,800   Lincare Holdings, Inc.(b)                                                                          931,152
      26,400   Manor Care, Inc.                                                                                 1,048,872
      25,200   Martek Biosciences Corporation(b,c)                                                                956,340
      26,600   Medco Health Solutions, Inc.(b)                                                                  1,419,376
      69,100   Medicis Pharmaceutical Corporation                                                               2,192,543
     112,400   MedImmune, Inc.(b)                                                                               3,003,328
      49,300   MGI Pharma, Inc.(b,c)                                                                            1,072,768
      26,400   Neurocrine Biosciences, Inc.(b,c)                                                                1,110,384
      32,600   Omnicare, Inc.                                                                                   1,383,218
      14,100   OSI Pharmaceuticals, Inc.(b)                                                                       576,267
      65,400   PacifiCare Health Systems, Inc.(b)                                                               4,672,830
      41,500   Patterson Companies, Inc.(b,c)                                                                   1,870,820
      62,500   PerkinElmer, Inc.                                                                                1,181,250
      14,900   Pharmaceutical Product Development,
               Inc.(b)                                                                                            698,214
      48,300   Protein Design Labs, Inc.(b,c)                                                                     976,143
      15,200   Psychiatric Solutions, Inc.(b)                                                                     740,392
      45,200   Quest Diagnostics, Inc.                                                                          2,407,804
      30,700   Renal Care Group, Inc.(b)                                                                        1,415,270
      21,500   ResMed, Inc.(b,c)                                                                                1,418,785
      77,100   Respironics, Inc.(b)                                                                             2,784,081
      31,700   Sepracor, Inc.(b,c)                                                                              1,902,317
      22,600   Shire Pharmaceuticals Group plc                                                                    741,280
      40,800   St. Jude Medical, Inc.(b)                                                                        1,779,288
      39,000   Thermo Electron Corporation(b)                                                                   1,047,930
      32,200   Triad Hospitals, Inc.(b)                                                                         1,759,408
      50,700   United Surgical Partners International,
               Inc.(b,c)                                                                                        2,640,456
      68,600   Varian Medical Systems, Inc.(b)                                                                  2,560,838
      55,100   VCA Antech, Inc.(b)                                                                              1,336,175
      43,000   Waters Corporation(b)                                                                            1,598,310
      44,300   WellChoice, Inc.(b)                                                                              3,077,521
      24,204   WellPoint, Inc.(b)                                                                               1,685,567
      11,200   Zimmer Holdings, Inc.(b)                                                                           853,104
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              141,214,363
=========================================================================================================================

Industrials (8.7%)
-------------------------------------------------------------------------------------------------------------------------
      15,050   Alliant Techsystems, Inc.(b,c)                                                                   1,062,530
      35,900   American Standard Companies, Inc.                                                                1,504,928
      26,400   AMETEK, Inc.                                                                                     1,104,840
      52,600   C.H. Robinson Worldwide, Inc.                                                                    3,061,320
      54,800   ChoicePoint, Inc.(b)                                                                             2,194,740
      31,200   Cintas Corporation                                                                               1,204,320
      82,200   Corporate Executive Board Company                                                                6,438,726
      23,800   Danaher Corporation                                                                              1,245,692
      49,900   DRS Technologies, Inc.(c)                                                                        2,558,872
      13,700   Dun & Bradstreet Corporation(b)                                                                    844,605
      60,160   Expeditors International of Washington,
               Inc.                                                                                             2,996,570
      39,200   Fastenal Company(c)                                                                              2,401,392
      83,600   Herman Miller, Inc.                                                                              2,578,224
      37,100   IDEX Corporation                                                                                 1,432,431
      13,600   Ingersoll-Rand Company                                                                             970,360
      22,000   ITT Industries, Inc.                                                                             2,147,860
      61,600   Jacobs Engineering Group, Inc.(b)                                                                3,465,616
      75,400   JB Hunt Transport Services, Inc.                                                                 1,455,220
     123,900   JetBlue Airways Corporation(b,c)                                                                 2,532,516
      31,400   Joy Global, Inc.(c)                                                                              1,054,726
      56,000   L-3 Communications Holdings, Inc.                                                                4,288,480
      39,900   Manpower, Inc.                                                                                   1,587,222
     148,300   Monster Worldwide, Inc.(b)                                                                       4,253,244
      32,100   MSC Industrial Direct Company, Inc.                                                              1,083,375
      17,100   Oshkosh Truck Corporation                                                                        1,338,588
      85,400   Pentair, Inc.                                                                                    3,655,974
      54,000   Precision Castparts Corporation                                                                  4,206,600
      49,400   Robert Half International, Inc.                                                                  1,233,518
      45,900   Rockwell Automation, Inc.                                                                        2,235,789
      40,800   Rockwell Collins, Inc.                                                                           1,945,344
      23,200   Roper Industries, Inc.                                                                           1,655,784
      39,400   Stericycle, Inc.(b)                                                                              1,982,608
           5   Timco Aviation Services, Inc.(b)                                                                         1
      16,100   UTI Worldwide, Inc.(c)                                                                           1,120,882
      13,700   W.W. Grainger, Inc.                                                                                750,623
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               73,593,520
=========================================================================================================================

Information Technology (19.0%)
-------------------------------------------------------------------------------------------------------------------------
      68,600   Activision, Inc.(b)                                                                              1,133,272
     108,800   Adobe Systems, Inc.                                                                              3,113,856
      48,900   Advanced Micro Devices, Inc.(b,c)                                                                  847,926
      19,300   Affiliated Computer Services, Inc.(b)                                                              986,230
      64,500   Akamai Technologies, Inc.(b,c)                                                                     846,885
      94,600   Alliance Data Systems Corporation(b)                                                             3,836,976
      82,400   Altera Corporation(b)                                                                            1,633,168
     178,300   Amdocs, Ltd.(b)                                                                                  4,712,469
     100,400   Amphenol Corporation                                                                             4,033,068
      78,300   Apple Computer, Inc.(b)                                                                          2,882,223
      57,500   Ask Jeeves, Inc.(b,c)                                                                            1,735,925
      81,000   ATI Technologies, Inc.(b)                                                                          959,850
      87,700   Autodesk, Inc.                                                                                   3,014,249
     128,800   Avaya, Inc.(b,c)                                                                                 1,071,616
      29,100   Avid Technology, Inc.(b,c)                                                                       1,550,448
     129,500   Broadcom Corporation(b)                                                                          4,598,545
      15,700   CACI International, Inc.(b,c)                                                                      991,612
      29,300   CDW Corporation                                                                                  1,672,737
      43,900   Check Point Software Technologies, Ltd.(b)                                                         869,220
      28,500   CheckFree Corporation(b)                                                                           970,710
      70,800   Citrix Systems, Inc.(b)                                                                          1,533,528
      79,100   CNET Networks, Inc.(b,c)                                                                           928,634
      81,100   Cogent, Inc.(b,c)                                                                                2,315,405
      94,650   Cognizant Technology Solutions
               Corporation(b)                                                                                   4,460,854
      41,300   Cognos, Inc.(b)                                                                                  1,409,982
     220,500   Comverse Technology, Inc.(b)                                                                     5,214,825
      51,500   Corning, Inc.(b)                                                                                   855,930
     183,500   Cypress Semiconductor Corporation(b,c)                                                           2,310,265
      23,100   DST Systems, Inc.(b)                                                                             1,081,080
      55,000   Electronic Arts, Inc.(b)                                                                         3,113,550
      62,600   Emulex Corporation(b)                                                                            1,143,076
      60,400   F5 Networks, Inc.(b,c)                                                                           2,852,994
      67,700   FileNet Corporation(b)                                                                           1,701,978
      41,765   Fiserv, Inc.(b)                                                                                  1,793,807
     197,200   Flextronics International, Ltd.(b)                                                               2,605,012
      35,900   FLIR Systems, Inc.(b)                                                                            1,071,256
     104,000   Freescale Semiconductor, Inc.(b)                                                                 2,185,040
      28,800   Global Payments, Inc.(c)                                                                         1,952,640
      57,600   Harris Corporation                                                                               1,797,696
      22,600   Hyperion Solutions Corporation(b,c)                                                                909,424
     167,300   Informatica Corporation(b,c)                                                                     1,403,647
      32,700   Integrated Circuit Systems, Inc.(b)                                                                674,928
      35,600   International Rectifier Corporation(b)                                                           1,698,832
     110,200   Internet Security Systems, Inc.(b,c)                                                             2,235,958
     134,000   Intersil Corporation                                                                             2,515,180
      34,850   Iron Mountain, Inc.(b)                                                                           1,081,047
     118,700   Ixia(b,c)                                                                                        2,307,528
      81,700   Jabil Circuit, Inc.(b)                                                                           2,510,641
     214,346   Juniper Networks, Inc.(b)                                                                        5,397,232
      41,040   KLA-Tencor Corporation                                                                           1,793,448
      78,400   Lam Research Corporation(b)                                                                      2,268,896
      11,200   Lexmark International, Inc.(b)                                                                     726,096
      61,500   Linear Technology Corporation                                                                    2,256,435
      42,100   Macromedia, Inc.(b)                                                                              1,609,062
     140,600   Marvell Technology Group, Ltd.(b)                                                                5,348,424
     132,700   McAfee, Inc.(b)                                                                                  3,474,086
     200,900   MEMC Electronic Materials(b)                                                                     3,168,193
      63,900   Mercury Interactive Corporation(b)                                                               2,451,204
     115,090   Microchip Technology, Inc.                                                                       3,408,966
      59,600   National Semiconductor Corporation                                                               1,312,988
      42,300   NAVTEQ Corporation(b)                                                                            1,572,714
      55,300   NCR Corporation(b)                                                                               1,942,136
      83,300   Network Appliance, Inc.(b)                                                                       2,354,891
      61,470   Novellus Systems, Inc.(b)                                                                        1,518,924
      51,000   NVIDIA Corporation(b,c)                                                                          1,362,720
      39,200   Paychex, Inc.                                                                                    1,275,568
      22,300   Plantronics, Inc.(c)                                                                               810,828
      41,200   QLogic Corporation(b)                                                                            1,271,844
      14,600   Research in Motion, Ltd.(b)                                                                      1,076,750
      38,000   SanDisk Corporation(b)                                                                             901,740
      28,700   Scientific-Atlanta, Inc.                                                                           954,849
      25,600   Shanda Interactive Entertainment,
               Ltd.(b,c)                                                                                          941,824
     110,100   Sybase, Inc.(b)                                                                                  2,020,335
      53,000   Symantec Corporation(b)                                                                          1,152,220
      33,300   Tessera Technologies, Inc.(b,c)                                                                  1,112,553
     133,500   TIBCO Software, Inc.(b)                                                                            873,090
     205,700   VeriSign, Inc.(b)                                                                                5,915,932
      49,800   VERITAS Software Corporation(b)                                                                  1,215,120
      34,700   Xilinx, Inc.                                                                                       884,850
      39,925   Zebra Technologies Corporation(b,c)                                                              1,748,316
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   161,247,956
=========================================================================================================================

Materials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      42,400   FMC Corporation(b)                                                                               2,380,336
      76,500   Freeport-McMoRan Copper & Gold, Inc.(c)                                                          2,864,160
      43,100   IPSCO, Inc.                                                                                      1,883,470
      36,200   Lyondell Chemical Company                                                                          956,404
      38,800   Martin Marietta Materials, Inc.                                                                  2,681,856
      17,300   Minerals Technologies, Inc.(c)                                                                   1,065,680
      20,700   Monsanto Company                                                                                 1,301,409
      36,100   Owens-Illinois, Inc.(b)                                                                           $904,305
     109,400   Pactiv Corporation(b)                                                                            2,360,852
       7,500   Potash Corporation of Saskatchewan, Inc.                                                           716,850
      17,400   Praxair, Inc.                                                                                      810,840
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 17,926,162
=========================================================================================================================

Telecommunications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     182,900   American Tower Corporation(b,c)                                                                  3,844,558
      81,000   Crown Castle International Corporation(b)                                                        1,645,920
     275,100   Nextel Partners, Inc.(b)                                                                         6,924,267
      65,400   NII Holdings, Inc.(b,c)                                                                          4,181,676
      15,900   Spectrasite, Inc.(b)                                                                             1,183,437
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               17,779,858
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      12,000   Questar Corporation                                                                                790,800
     188,300   Reliant Energy, Inc.(b)                                                                          2,331,154
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,121,954
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $626,364,875)                                                         716,946,142
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (13.6%)                     Interest Rate(f)   Maturity Date   Value
-------------------------------------------------------------------------------------------------------------------------
 115,772,513   Thrivent Financial Securities Lending
               Trust                                                             3.22%              N/A      $115,772,513
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $115,772,513)                                                                     115,772,513
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.0%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   9,013,575   Thrivent Money Market Portfolio                                  2.820%              N/A        $9,013,575
  $5,000,000   Thunder Bay Funding, Inc.                                        3.050          7/1/2005         5,000,000
   2,740,000   Total Capital SA                                                 3.370          7/1/2005         2,740,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                16,753,575
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $758,890,963)                                                         $849,472,230
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Denotes investments purchased on a when-issued basis.

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(f) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.


Mid Cap Growth Portfolio II
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (86.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (20.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,800   Abercrombie & Fitch Company                                                                       $123,660
       2,000   Advance Auto Parts, Inc.(b)                                                                        129,100
       1,600   Aeropostale, Inc.(b)                                                                                53,760
       8,000   Alliance Gaming Corporation(b,c)                                                                   112,160
       2,400   American Eagle Outfitters, Inc.                                                                     73,560
       4,600   AnnTaylor Stores Corporation(b)                                                                    111,688
       2,269   Apollo Group, Inc.(b)                                                                              177,481
       2,100   Applebee's International, Inc.                                                                      55,629
       1,600   Autoliv, Inc.                                                                                       70,080
       2,500   Bed Bath & Beyond, Inc.(b)                                                                         104,450
       1,600   Black & Decker Corporation                                                                         143,760
       3,200   Blockbuster, Inc.(c)                                                                                29,184
         800   Boyd Gaming Corporation                                                                             40,904
       1,300   Brunswick Corporation                                                                               56,316
       1,820   Career Education Corporation(b)                                                                     66,630
       7,175   Cheesecake Factory, Inc.(b)                                                                        249,188
       6,200   Chico's FAS, Inc.(b)                                                                               212,536
      10,040   Coach, Inc.(b)                                                                                     337,043
         900   Coldwater Creek, Inc.(b)                                                                            22,419
       1,333   D.R. Horton, Inc.                                                                                   50,134
       1,400   Dick's Sporting Goods, Inc.(b,c)                                                                    54,026
       3,400   Dollar General Corporation(c)                                                                       69,224
       1,500   Education Management Corporation(b)                                                                 50,595
       1,800   Fortune Brands, Inc.                                                                               159,840
       2,900   Gaylord Entertainment Company(b)                                                                   134,821
       4,600   Gentex Corporation(c)                                                                               83,720
       3,090   Getty Images, Inc.(b,c)                                                                            229,463
       2,500   GTECH Holdings Corporation                                                                          73,100
       1,300   Harman International Industries, Inc.                                                              105,768
       2,600   Harrah's Entertainment, Inc.                                                                       187,382
       4,300   Harte-Hanks, Inc.                                                                                  127,839
       9,100   Hilton Hotels Corporation                                                                          217,035
       1,800   IAC/InterActiveCorp(b,c)                                                                            43,290
       2,190   International Game Technology                                                                       61,648
       1,000   ITT Educational Services, Inc.(b)                                                                   53,420
         900   Jarden Corporation(b,c)                                                                             48,528
         600   Kerzner International, Ltd.(b)                                                                      34,170
         800   Kohl's Corporation(b)                                                                               44,728
       2,400   Lamar Advertising Company(b)                                                                       102,648
       1,100   Laureate Education, Inc.(b)                                                                         52,646
       2,300   Lennar Corporation                                                                                 145,935
       1,500   Marriott International, Inc.                                                                       102,330
       2,800   Marvel Enterprises, Inc.(b,c)                                                                       55,216
       4,400   MGM MIRAGE(b)                                                                                      174,152
       3,200   Michaels Stores, Inc.                                                                              132,384
         500   Mohawk Industries, Inc.(b)                                                                          41,250
       2,700   Nordstrom, Inc.                                                                                    183,519
       2,200   O'Reilly Automotive, Inc.(b)                                                                        65,582
       6,500   Office Depot, Inc.(b)                                                                              148,460
       3,380   P.F. Chang's China Bistro, Inc.(b,c)                                                               199,352
         700   Panera Bread Company(b,c)                                                                           43,460
       2,300   Pennsylvania National Gaming, Inc.(b)                                                               83,950
       1,600   PETCO Animal Supplies, Inc.(b)                                                                      46,912
       4,730   PETsMART, Inc.                                                                                     143,556
       1,500   Polo Ralph Lauren Corporation                                                                       64,665
         800   Pulte Homes, Inc.                                                                                   67,400
       2,900   Reebok International, Ltd.                                                                         121,307
       2,100   Ross Stores, Inc.                                                                                   60,711
       4,140   Royal Caribbean Cruises, Ltd.(c)                                                                   200,210
       2,400   Scientific Games Corporation(b)                                                                     64,632
       1,500   SCP Pool Corporation                                                                                52,635
       1,000   Sears Holdings Corporation(b)                                                                      149,870
       9,450   Staples, Inc.                                                                                      201,474
       3,100   Starbucks Corporation(b)                                                                           160,146
       2,800   Starwood Hotels & Resorts Worldwide, Inc.                                                          163,996
       3,400   Station Casinos, Inc.                                                                              225,760
       2,300   Tempur-Pedic International(b,c)                                                                     51,014
       4,620   Tiffany & Company                                                                                  151,351
       1,500   Toll Brothers, Inc.(b,c)                                                                           152,325
       5,000   Tupperware Corporation(c)                                                                          116,850
       3,100   Univision Communications, Inc.(b)                                                                   85,405
       3,000   Urban Outfitters, Inc.(b)                                                                          170,070
       1,350   Volcom, Inc.(b,d)                                                                                   36,140
       4,100   Williams-Sonoma, Inc.(b)                                                                           162,237
       1,400   WMS Industries, Inc.(b,c)                                                                           47,250
       1,100   Wynn Resorts, Ltd.(b,c)                                                                             51,997
       7,200   XM Satellite Radio Holdings, Inc.(b,c)                                                             242,352
       1,100   Yum! Brands, Inc.                                                                                   57,288
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     8,576,716
=========================================================================================================================

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,800   Church & Dwight Company, Inc.                                                                      137,560
       2,900   Constellation Brands, Inc.(b)                                                                       85,550
       1,400   Estee Lauder Companies, Inc.                                                                        54,782
       4,000   Performance Food Group Company(b)                                                                  120,840
       2,100   Whole Foods Market, Inc.                                                                           248,430
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             647,162
=========================================================================================================================

Energy (6.6%)
-------------------------------------------------------------------------------------------------------------------------
         500   Apache Corporation                                                                                  32,300
       2,280   BJ Services Company                                                                                119,654
       2,800   Chesapeake Energy Corporation                                                                       63,840
       3,000   Cimarex Energy Company(b)                                                                          116,730
       3,100   CONSOL Energy, Inc.                                                                                166,098
       1,600   ENSCO International, Inc.                                                                           57,200
       1,900   EOG Resources, Inc.                                                                                107,920
       3,600   GlobalSantaFe Corporation                                                                          146,880
       5,700   Grant Prideco, Inc.(b)                                                                             150,765
       1,000   Massey Energy Company                                                                               37,720
       1,400   Murphy Oil Corporation                                                                              73,122
       2,900   Nabors Industries, Ltd.(b)                                                                         175,798
       3,000   National Oilwell Varco, Inc.(b)                                                                    142,620
       4,700   Newfield Exploration Company(b)                                                                    187,483
       1,600   Noble Corporation                                                                                   98,416
         600   Noble Energy, Inc.                                                                                  45,390
       7,000   Patterson-UTI Energy, Inc.                                                                         194,810
       2,000   Peabody Energy Corporation                                                                         104,080
       4,400   Range Resources Corporation                                                                        118,360
       1,500   Rowan Companies, Inc.                                                                               44,565
       2,340   Smith International, Inc.                                                                          149,058
       7,200   Ultra Petroleum Corporation(b,c)                                                                   218,592
       1,000   Weatherford International, Ltd.(b)                                                                  57,980
       5,433   XTO Energy, Inc.                                                                                   184,668
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,794,049
=========================================================================================================================

Financials (8.2%)
-------------------------------------------------------------------------------------------------------------------------
       3,000   A.G. Edwards, Inc.                                                                                 135,450
       2,990   Affiliated Managers Group, Inc.(b,c)                                                               204,307
         800   Ambac Financial Group, Inc.                                                                         55,808
       6,310   Ameritrade Holding Corporation(b)                                                                  117,303
       6,700   Apollo Investment Corporation                                                                      123,481
       3,000   Archstone-Smith Trust                                                                              115,860
       1,300   Bear Stearns Companies, Inc.                                                                       135,122
       1,700   Calamos Asset Management Inc.                                                                       46,308
       3,500   CapitalSource, Inc.(b,c)                                                                            68,705
       1,900   CB Richard Ellis Group, Inc.(b)                                                                     83,334
      10,000   Charles Schwab Corporation                                                                         112,800
         700   Chicago Mercantile Exchange(e)                                                                     206,850
       1,300   Chubb Corporation                                                                                  111,293
       4,100   CIT Group, Inc.                                                                                    176,177
         500   City National Corporation                                                                           35,855
       1,500   Commerce Bancorp, Inc.(c)                                                                           45,465
       5,100   E*TRADE Financial Corporation(b)                                                                    71,349
       1,700   Eaton Vance Corporation                                                                             40,647
       4,170   Investors Financial Services
               Corporation(c)                                                                                     157,709
       2,295   Legg Mason, Inc.                                                                                   238,932
       2,900   MB Financial, Inc.(c)                                                                              115,507
       8,200   Metris Companies, Inc.(b,c)                                                                        118,572
       1,600   Moody's Corporation                                                                                 71,936
       1,700   North Fork Bancorporation, Inc.                                                                     47,753
       3,200   Northern Trust Corporation                                                                         145,888
         600   PartnerRe, Ltd.                                                                                     38,652
       3,500   Providian Financial Corporation(b)                                                                  61,705
       1,900   Sovereign Bancorp, Inc.                                                                             42,446
       2,400   St. Joe Company                                                                                    195,696
       1,900   T. Rowe Price Group, Inc.                                                                          118,940
       2,200   UCBH Holdings, Inc.(c)                                                                              35,728
       1,400   Willis Group Holdings, Ltd.(c)                                                                      45,808
       2,100   Zions Bancorporation                                                                               154,413
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,475,799
=========================================================================================================================

Health Care (17.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Aetna, Inc.                                                                                         82,820
       1,400   Affymetrix, Inc.(b,c)                                                                               75,502
         510   Allergan, Inc.                                                                                      43,472
       2,900   American Healthways, Inc.(b,c)                                                                     122,583
         900   AMERIGROUP Corporation(c)                                                                           36,180
       3,200   Amylin Pharmaceuticals, Inc.(b,c)                                                                   66,976
       1,950   Barr Pharmaceuticals, Inc.(b)                                                                       95,043
         600   Bausch & Lomb, Inc.                                                                                 49,800
       1,300   Beckman Coulter, Inc.                                                                               82,641
       3,100   Biomet, Inc.                                                                                       107,384
       2,880   C.R. Bard, Inc.                                                                                    191,549
       7,600   Caliper Life Sciences, Inc.(b)                                                                      42,560
       4,635   Caremark Rx, Inc.(b)                                                                               206,350
       2,800   Celgene Corporation(b,c)                                                                           114,156
       1,300   Cephalon, Inc.(b,c)                                                                                 51,753
       1,000   Cerner Corporation(b,c)                                                                             67,970
       2,400   Charles River Laboratories International,
               Inc.(b)                                                                                            115,800
       4,000   Community Health Systems, Inc.(b)                                                                  151,160
       1,400   Cooper Companies, Inc.(c)                                                                           85,204
       2,100   Covance, Inc.(b)                                                                                    94,227
       2,400   Coventry Health Care, Inc.(b)                                                                      169,800
       4,640   Cytyc Corporation(b)                                                                               102,358
       2,100   Dade Behring Holdings, Inc.                                                                        136,521
       2,250   DaVita, Inc.(b)                                                                                    102,330
         780   Dentsply International, Inc.                                                                        42,120
       2,100   Endo Pharmaceutical Holdings, Inc.(b)                                                               55,188
       1,800   Express Scripts, Inc.(b,c)                                                                          89,964
       3,680   Fisher Scientific International, Inc.(b)                                                           238,832
       3,000   Forest Laboratories, Inc.(b)                                                                       116,550
       1,900   Gen-Probe, Inc.(b)                                                                                  68,837
       3,140   Genzyme Corporation(b)                                                                             188,683
       6,360   Gilead Sciences, Inc.(b)                                                                           279,776
       7,000   Health Management Associates, Inc.                                                                 183,260
       3,100   Health Net, Inc.(b)                                                                                118,296
       1,500   Henry Schein, Inc.(b)                                                                               62,280
       3,000   Hospira, Inc.(b)                                                                                   117,000
       1,800   ICOS Corporation(b)                                                                                 38,106
       1,200   INAMED Corporation(b)                                                                               80,364
       1,710   Invitrogen Corporation(b)                                                                          142,426
       3,025   IVAX Corporation(b)                                                                                 65,038
       2,800   Kinetic Concepts, Inc.(b)                                                                          168,000
       1,200   Laboratory Corporation of America
               Holdings(b)                                                                                         59,880
       1,200   Lincare Holdings, Inc.(b)                                                                           49,008
       1,400   Manor Care, Inc.                                                                                    55,622
       1,300   Martek Biosciences Corporation(b,c)                                                                 49,335
       1,400   Medco Health Solutions, Inc.(b)                                                                     74,704
       3,530   Medicis Pharmaceutical Corporation                                                                 112,007
       5,750   MedImmune, Inc.(b)                                                                                 153,640
       2,500   MGI Pharma, Inc.(b,c)                                                                               54,400
       1,340   Neurocrine Biosciences, Inc.(b,c)                                                                   56,360
       1,700   Omnicare, Inc.                                                                                      72,131
         700   OSI Pharmaceuticals, Inc.(b)                                                                        28,609
       3,400   PacifiCare Health Systems, Inc.(b)                                                                 242,930
       2,100   Patterson Companies, Inc.(b,c)                                                                      94,668
       3,200   PerkinElmer, Inc.                                                                                   60,480
         800   Pharmaceutical Product Development,
               Inc.(b)                                                                                             37,488
       2,400   Protein Design Labs, Inc.(b,c)                                                                      48,504
         800   Psychiatric Solutions, Inc.(b)                                                                      38,968
       2,300   Quest Diagnostics, Inc.                                                                            122,521
       1,600   Renal Care Group, Inc.(b)                                                                           73,760
       1,100   ResMed, Inc.(b,c)                                                                                   72,589
       4,000   Respironics, Inc.(b)                                                                               144,440
       1,600   Sepracor, Inc.(b)                                                                                   96,016
       1,100   Shire Pharmaceuticals Group plc                                                                     36,080
       2,100   St. Jude Medical, Inc.(b)                                                                           91,581
       1,990   Thermo Electron Corporation(b)                                                                      53,471
       1,700   Triad Hospitals, Inc.(b)                                                                            92,888
       2,600   United Surgical Partners International,
               Inc.(b)                                                                                            135,408
       3,500   Varian Medical Systems, Inc.(b)                                                                    130,655
       2,800   VCA Antech, Inc.(b)                                                                                 67,900
       2,210   Waters Corporation(b)                                                                               82,146
       2,300   WellChoice, Inc.(b)                                                                                159,781
       1,200   WellPoint, Inc.(b)                                                                                  83,568
         600   Zimmer Holdings, Inc.(b)                                                                            45,702
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,226,099
=========================================================================================================================

Industrials (8.9%)
-------------------------------------------------------------------------------------------------------------------------
         800   Alliant Techsystems, Inc.(b)                                                                        56,480
       1,830   American Standard Companies, Inc.                                                                   76,714
       1,400   AMETEK, Inc.                                                                                        58,590
       2,700   C.H. Robinson Worldwide, Inc.                                                                      157,140
       2,800   ChoicePoint, Inc.(b)                                                                               112,140
       1,600   Cintas Corporation                                                                                  61,760
       4,250   Corporate Executive Board Company                                                                  332,902
       1,200   Danaher Corporation                                                                                 62,808
       2,500   DRS Technologies, Inc.                                                                             128,200
         700   Dun & Bradstreet Corporation(b)                                                                     43,155
       3,150   Expeditors International of Washington,
               Inc.                                                                                               156,902
       2,000   Fastenal Company                                                                                   122,520
       4,300   Herman Miller, Inc.                                                                                132,612
       1,900   IDEX Corporation                                                                                    73,359
         700   Ingersoll-Rand Company                                                                              49,945
       1,100   ITT Industries, Inc.                                                                               107,393
       3,200   Jacobs Engineering Group, Inc.(b)                                                                  180,032
       3,800   JB Hunt Transport Services, Inc.                                                                    73,340
       6,400   JetBlue Airways Corporation(b,c)                                                                   130,816
       1,600   Joy Global, Inc.                                                                                    53,744
       2,900   L-3 Communications Holdings, Inc.                                                                  222,082
       2,020   Manpower, Inc.                                                                                      80,356
       7,660   Monster Worldwide, Inc.(b)                                                                         219,689
       1,700   MSC Industrial Direct Company, Inc.                                                                 57,375
         900   Oshkosh Truck Corporation                                                                           70,452
       4,400   Pentair, Inc.                                                                                      188,364
       2,800   Precision Castparts Corporation                                                                    218,120
       2,520   Robert Half International, Inc.                                                                     62,924
       2,350   Rockwell Automation, Inc.                                                                          114,468
       2,100   Rockwell Collins, Inc.                                                                             100,128
       1,200   Roper Industries, Inc.                                                                              85,644
       2,000   Stericycle, Inc.(b)                                                                                100,640
         800   UTI Worldwide, Inc.(c)                                                                              55,696
         700   W.W. Grainger, Inc.                                                                                 38,353
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,784,843
=========================================================================================================================

Information Technology (19.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,500   Activision, Inc.(b)                                                                                 57,820
       5,600   Adobe Systems, Inc.                                                                                160,272
       2,500   Advanced Micro Devices, Inc.(b,c)                                                                   43,350
       1,000   Affiliated Computer Services, Inc.(b)                                                               51,100
       3,300   Akamai Technologies, Inc.(b,c)                                                                      43,329
       4,920   Alliance Data Systems Corporation(b)                                                               199,555
       4,200   Altera Corporation(b)                                                                               83,244
       9,200   Amdocs, Ltd.(b)                                                                                    243,156
       5,180   Amphenol Corporation                                                                               208,081
       4,000   Apple Computer, Inc.(b)                                                                            147,240
       2,900   Ask Jeeves, Inc.(b,c)                                                                               87,551
       4,200   ATI Technologies, Inc.(b)                                                                           49,770
       4,500   Autodesk, Inc.                                                                                     154,665
       6,600   Avaya, Inc.(b)                                                                                      54,912
       1,500   Avid Technology, Inc.(b)                                                                            79,920
       6,700   Broadcom Corporation(b)                                                                            237,917
         800   CACI International, Inc.(b,c)                                                                       50,528
       1,500   CDW Corporation                                                                                     85,635
       2,300   Check Point Software Technologies, Ltd.(b)                                                          45,540
       1,500   CheckFree Corporation(b)                                                                            51,090
       3,600   Citrix Systems, Inc.(b)                                                                             77,976
       4,100   CNET Networks, Inc.(b,c)                                                                            48,134
       4,200   Cogent, Inc.(b)                                                                                    119,910
       4,900   Cognizant Technology Solutions
               Corporation(b)                                                                                     230,937
       2,100   Cognos, Inc.(b)                                                                                     71,694
      11,300   Comverse Technology, Inc.(b)                                                                       267,245
       2,700   Corning, Inc.(b)                                                                                    44,874
       9,400   Cypress Semiconductor Corporation(b,c)                                                             118,346
       1,150   DST Systems, Inc.(b)                                                                                53,820
       2,800   Electronic Arts, Inc.(b)                                                                           158,508
       3,200   Emulex Corporation(b)                                                                               58,432
       3,100   F5 Networks, Inc.(b)                                                                               146,428
       3,500   FileNet Corporation(b)                                                                              87,990
       2,200   Fiserv, Inc.(b)                                                                                     94,490
      10,200   Flextronics International, Ltd.(b)                                                                 134,742
       1,800   FLIR Systems, Inc.(b)                                                                               53,712
       5,400   Freescale Semiconductor, Inc.(b)                                                                   113,454
       1,500   Global Payments, Inc.(c)                                                                           101,700
       3,000   Harris Corporation                                                                                  93,630
       1,100   Hyperion Solutions Corporation(b)                                                                   44,264
       8,500   Informatica Corporation(b)                                                                          71,315
       1,700   Integrated Circuit Systems, Inc.(b)                                                                 35,088
       1,800   International Rectifier Corporation(b)                                                              85,896
       5,100   Internet Security Systems, Inc.(b)                                                                 103,479
       6,900   Intersil Corporation                                                                               129,513
       1,750   Iron Mountain, Inc.(b)                                                                              54,285
       6,100   Ixia(b)                                                                                            118,584
       4,200   Jabil Circuit, Inc.(b)                                                                             129,066
      11,025   Juniper Networks, Inc.(b)                                                                          277,610
       2,100   KLA-Tencor Corporation                                                                              91,770
       4,000   Lam Research Corporation(b)                                                                        115,760
         600   Lexmark International, Inc.(b)                                                                      38,898
       3,200   Linear Technology Corporation                                                                      117,408
       2,200   Macromedia, Inc.(b)                                                                                 84,084
       7,220   Marvell Technology Group, Ltd.(b)                                                                  274,649
       6,860   McAfee, Inc.(b)                                                                                    179,595
      10,300   MEMC Electronic Materials(b)                                                                       162,431
       3,300   Mercury Interactive Corporation(b)                                                                 126,588
       5,900   Microchip Technology, Inc.                                                                         174,758
       3,100   National Semiconductor Corporation                                                                  68,293
       2,200   NAVTEQ Corporation(b)                                                                               81,796
       2,900   NCR Corporation(b)                                                                                 101,848
       4,300   Network Appliance, Inc.(b)                                                                         121,561
       3,170   Novellus Systems, Inc.(b)                                                                           78,331
       2,600   NVIDIA Corporation(b)                                                                               69,472
       2,000   Paychex, Inc.                                                                                       65,080
       1,200   Plantronics, Inc.                                                                                   43,632
       2,100   QLogic Corporation(b)                                                                               64,827
         700   Research in Motion, Ltd.(b)                                                                         51,625
       1,900   SanDisk Corporation(b)                                                                              45,087
       1,500   Scientific-Atlanta, Inc.                                                                            49,905
       1,300   Shanda Interactive Entertainment,
               Ltd.(b,c)                                                                                           47,827
       5,700   Sybase, Inc.(b)                                                                                    104,595
       2,700   Symantec Corporation(b)                                                                             58,698
       1,700   Tessera Technologies, Inc.(b,c)                                                                     56,797
       6,800   TIBCO Software, Inc.(b)                                                                             44,472
      10,600   VeriSign, Inc.(b)                                                                                  304,856
       2,500   VERITAS Software Corporation(b)                                                                     61,000
       1,800   Xilinx, Inc.                                                                                        45,900
       2,100   Zebra Technologies Corporation(b)                                                                   91,959
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,283,299
=========================================================================================================================

Materials (2.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,200   FMC Corporation(b)                                                                                 123,508
       3,900   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            146,016
       2,200   IPSCO, Inc.                                                                                         96,140
       1,900   Lyondell Chemical Company                                                                           50,198
       2,000   Martin Marietta Materials, Inc.                                                                    138,240
         800   Minerals Technologies, Inc.                                                                         49,280
       1,100   Monsanto Company                                                                                    69,157
       1,900   Owens-Illinois, Inc.(b)                                                                             47,595
       5,600   Pactiv Corporation(b)                                                                              120,848
         400   Potash Corporation of Saskatchewan, Inc.                                                            38,232
         900   Praxair, Inc.                                                                                       41,940
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    921,154
=========================================================================================================================

Telecommunications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
       9,420   American Tower Corporation(b,c)                                                                    198,008
       4,140   Crown Castle International Corporation(b)                                                           84,125
      14,200   Nextel Partners, Inc.(b)                                                                           357,415
       3,400   NII Holdings, Inc.(b,c)                                                                            217,396
         800   Spectrasite, Inc.(b)                                                                                59,544
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  916,488
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
         600   Questar Corporation                                                                                 39,540
       9,700   Reliant Energy, Inc.(b)                                                                            120,086
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    159,626
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $33,034,649)                                                           36,785,235
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned 10.9%)                    Interest Rate(f)    Maturity Date    Value
-------------------------------------------------------------------------------------------------------------------------
   4,629,045   Thrivent Financial Securities Lending
               Trust                                                            3.220%              N/A        $4,629,045
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $4,629,045)                                                                         4,629,045
=========================================================================================================================

      Shares   Short-Term Investments (2.5%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,042,155   Thrivent Money Market Portfolio                                  2.820%              N/A        $1,042,155
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,042,155
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $38,705,849)                                                           $42,456,435
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Denotes investments purchased on a when-issued basis.

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(f) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.


Partner Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (89.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,077   Autoliv, Inc.                                                                                      $47,173
       3,640   Callaway Golf Company                                                                               56,165
       2,476   Dow Jones & Company, Inc.                                                                           87,774
       2,016   Federated Department Stores, Inc.                                                                  147,732
         799   Harrah's Entertainment, Inc.                                                                        57,584
       2,847   Hilton Hotels Corporation                                                                           67,901
       2,351   J.C. Penney Company, Inc. (Holding
               Company)                                                                                           123,616
       1,765   Lamar Advertising Company(b)                                                                        75,489
       1,170   Lear Corporation                                                                                    42,565
       2,883   Lennar Corporation                                                                                 182,926
       1,276   Mohawk Industries, Inc.(b)                                                                         105,270
       3,646   Newell Rubbermaid, Inc.                                                                             86,921
       1,848   Ross Stores, Inc.                                                                                   53,426
       1,190   Stanley Works                                                                                       54,193
       1,723   Talbots, Inc.                                                                                       55,946
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     1,244,681
=========================================================================================================================

Consumer Staples (4.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,997   Archer-Daniels-Midland Company                                                                      64,076
       1,585   Clorox Company                                                                                      88,316
       1,161   Pepsi Bottling Group, Inc.                                                                          33,216
         741   Reynolds American, Inc.                                                                             58,391
       2,681   Smithfield Foods, Inc.(b)                                                                           73,111
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             317,110
=========================================================================================================================

Energy (10.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,457   BJ Services Company                                                                                 76,463
       4,351   EOG Resources, Inc.                                                                                247,136
       1,524   Frontier Oil Corporation                                                                            44,729
       1,218   Noble Energy, Inc.                                                                                  92,142
       3,134   Range Resources Corporation                                                                         84,305
       1,389   Teekay Shipping Corporation                                                                         60,977
       1,464   Western Gas Resources, Inc.                                                                         51,094
       5,648   Williams Companies, Inc.                                                                           107,312
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       764,158
=========================================================================================================================

Financials (24.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,645   Ambac Financial Group, Inc.                                                                        114,755
       1,999   American Capital Strategies, Ltd.                                                                   72,184
       2,119   Apartment Investment & Management Company                                                           86,709
       1,037   Bear Stearns Companies, Inc.                                                                       107,786
       2,552   CIT Group, Inc.                                                                                    109,659
         747   Commerce Bancshares, Inc.                                                                           37,656
       1,565   Developers Diversified Realty Corporation                                                           71,927
         637   Equity Residential REIT                                                                             23,454
       1,256   Everest Re Group, Ltd.                                                                             116,808
       3,098   FirstMerit Corporation                                                                              80,889
         164   Healthcare Realty Trust, Inc.                                                                        6,332
       2,950   iStar Financial, Inc.                                                                              122,690
       2,103   KeyCorp                                                                                             69,714
       1,337   M&T Bank Corporation                                                                               140,599
       1,753   Northern Trust Corporation                                                                          79,919
       1,211   PartnerRe, Ltd.                                                                                     78,013
       2,853   Plum Creek Timber Company, Inc.                                                                    103,564
       1,342   PMI Group, Inc.                                                                                     52,311
       1,642   Prentiss Properties Trust                                                                           59,834
       1,687   RenaissanceRe Holdings, Ltd.                                                                        83,068
       1,723   Torchmark Corporation                                                                               89,941
       1,526   Willis Group Holdings, Ltd.                                                                         49,931
       1,812   Zions Bancorporation                                                                               133,236
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,890,979
=========================================================================================================================

Health Care (5.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,572   Charles River Laboratories International,
               Inc.(b)                                                                                             75,849
       3,645   Health Net, Inc.(b)                                                                                139,093
       2,095   IVAX Corporation(b)                                                                                 45,042
       3,800   MedImmune, Inc.(b)                                                                                 101,536
       4,404   WebMD Corporation(b)                                                                                45,229
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                  406,749
=========================================================================================================================

Industrials (7.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,050   Alliant Techsystems, Inc.(b)                                                                        74,130
       2,485   American Standard Companies, Inc.                                                                  104,171
         779   Carlisle Companies, Inc.                                                                            53,463
       1,044   Cooper Industries, Ltd.                                                                             66,712
         641   Landstar System, Inc.(b)                                                                            19,307
       2,257   Republic Services, Inc.                                                                             81,275
       2,111   Rockwell Collins, Inc.                                                                             100,652
         636   Yellow Roadway Corporation(b)                                                                       32,309
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  532,019
=========================================================================================================================

Information Technology (7.0%)
-------------------------------------------------------------------------------------------------------------------------
       4,934   Activision, Inc.(b)                                                                                 81,510
       1,552   Amphenol Corporation                                                                                62,344
       1,369   Avocent Corporation(b)                                                                              35,786
       6,614   BearingPoint, Inc.(b)                                                                               48,481
       1,342   CDW Corporation                                                                                     76,615
       1,368   Ditech Communications Corporation(b)                                                                 8,878
       1,021   Freescale Semiconductor, Inc.(b)                                                                    21,451
       2,656   Tech Data Corporation(b)                                                                            97,236
       1,313   Tessera Technologies, Inc.(b)                                                                       43,867
       2,130   Xerox Corporation(b)                                                                                29,373
         725   Zebra Technologies Corporation(b)                                                                   31,748
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                       537,289
=========================================================================================================================

Materials (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,362   Agrium, Inc.                                                                                        65,929
       2,698   Packaging Corporation of America                                                                    56,793
       1,771   Rohm and Haas Company                                                                               82,068
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    204,790
=========================================================================================================================

Utilities (12.2%)
-------------------------------------------------------------------------------------------------------------------------
       4,009   AGL Resources, Inc.                                                                                154,948
         905   Cinergy Corporation                                                                                 40,562
       1,040   CMS Energy Corporation(b)                                                                           15,662
       1,764   Edison International, Inc.                                                                          71,530
         479   Energen Corporation                                                                                 16,789
       1,763   Entergy Corporation                                                                                133,195
       1,762   FirstEnergy Corporation                                                                             84,770
       3,865   PG&E Corporation                                                                                   145,092
         117   Pinnacle West Capital Corporation                                                                    5,201
       1,037   PNM Resources, Inc.                                                                                 29,876
       2,731   PPL Corporation                                                                                    162,167
         252   Public Service Enterprise Group, Inc.                                                               15,327
       1,381   Wisconsin Energy Corporation                                                                        53,859
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    928,978
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $6,383,482)                                                             6,826,753
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (10.5%)                        Interest Rate(c)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $800,000   Federal Home Loan Mortgage Corporation                           2.535%         7/1/2005          $800,000
       2,129   Thrivent Money Market Portfolio                                  2.820               N/A             2,129
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   802,129
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $7,185,611)                                                             $7,628,882
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.


Mid Cap Stock Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (83.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.6%)
-------------------------------------------------------------------------------------------------------------------------
      13,800   Advance Auto Parts, Inc.(b)                                                                       $890,790
      29,200   Alliance Gaming Corporation(b,c)                                                                   409,384
       7,100   Apollo Group, Inc.(b)                                                                              555,362
      24,900   Autoliv, Inc.                                                                                    1,090,620
      17,800   Barnes & Noble, Inc.(b)                                                                            690,640
      17,900   BorgWarner, Inc.                                                                                   960,693
      15,200   Boyd Gaming Corporation(c)                                                                         777,176
       9,633   D.R. Horton, Inc.                                                                                  362,297
      41,500   Foot Locker, Inc.                                                                                1,129,630
      18,300   GameStop Corporation(b,c)                                                                          598,593
      38,700   Goodyear Tire & Rubber Company(b,c)                                                                576,630
      52,000   Hilton Hotels Corporation                                                                        1,240,200
      65,000   K2, Inc.(b,c)                                                                                      824,200
       5,100   KB Home                                                                                            388,773
       9,500   Liberty Global, Inc.(b,c)                                                                          443,365
      31,200   Marvel Enterprises, Inc.(b,c)                                                                      615,264
      31,100   MGM MIRAGE(b)                                                                                    1,230,938
      14,600   Michaels Stores, Inc.                                                                              604,002
       9,100   Mohawk Industries, Inc.(b)                                                                         750,750
       4,900   NIKE, Inc.                                                                                         424,340
      13,800   Nordstrom, Inc.                                                                                    937,986
      19,200   PETsMART, Inc.                                                                                     582,720
      38,300   Quiksilver, Inc.(b)                                                                                612,034
      21,900   Ruby Tuesday, Inc.(c)                                                                              567,210
      40,200   Saks, Inc.(b)                                                                                      762,594
      50,550   Staples, Inc.                                                                                    1,077,726
      18,700   Tupperware Corporation(c)                                                                          437,019
      43,100   Warnaco Group, Inc.(b)                                                                           1,002,075
         690   Washington Post Company                                                                            576,171
      20,200   Yum! Brands, Inc.                                                                                1,052,016
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    22,171,198
=========================================================================================================================

Consumer Staples (4.2%)
-------------------------------------------------------------------------------------------------------------------------
      25,800   Campbell Soup Company                                                                              793,866
      28,300   Chiquita Brands International, Inc.(c)                                                             777,118
       7,000   Clorox Company                                                                                     390,040
      21,900   Dean Foods Company(b)                                                                              771,756
      66,400   Del Monte Foods Company(b)                                                                         715,128
      20,800   Flowers Foods, Inc.(c)                                                                             735,488
      15,600   Hormel Foods Corporation                                                                           457,548
      42,800   Smithfield Foods, Inc.(b)                                                                        1,167,156
       4,380   TreeHouse Foods, Inc(b)                                                                            124,874
      49,500   Tyson Foods, Inc.                                                                                  881,100
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,814,074
=========================================================================================================================

Energy (10.9%)
-------------------------------------------------------------------------------------------------------------------------
       7,400   Amerada Hess Corporation                                                                           788,174
      40,400   Chesapeake Energy Corporation(c)                                                                   921,120
      14,600   CONSOL Energy, Inc.                                                                                782,268
       6,800   Cooper Cameron Corporation(b)                                                                      421,940
      11,700   ENSCO International, Inc.                                                                          418,275
      67,200   Grant Prideco, Inc.(b)                                                                           1,777,440
      23,400   Nabors Industries, Ltd.(b)                                                                       1,418,508
      15,000   National Oilwell Varco, Inc.(b)                                                                    713,100
      17,600   Newfield Exploration Company(b)                                                                    702,064
       9,100   Noble Corporation                                                                                  559,741
      13,000   NS Group, Inc.(b,c)                                                                                422,630
      62,800   Patterson-UTI Energy, Inc.                                                                       1,747,724
      13,600   Peabody Energy Corporation                                                                         707,744
      12,200   Plains Exploration & Production Company(b)                                                         433,466
      22,800   Smith International, Inc.                                                                        1,452,360
      11,100   Talisman Energy, Inc                                                                               417,027
      50,700   Ultra Petroleum Corporation(b,c)                                                                 1,539,252
       4,800   Valero Energy Corporation                                                                          379,728
       9,500   Weatherford International, Ltd.(b)                                                                 550,810
      44,900   Williams Companies, Inc.                                                                           853,100
      22,400   XTO Energy, Inc.                                                                                   761,376
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    17,767,847
=========================================================================================================================

Financials (15.5%)
-------------------------------------------------------------------------------------------------------------------------
      17,700   A.G. Edwards, Inc.                                                                                 799,155
      14,850   Affiliated Managers Group, Inc.(b,c)                                                             1,014,700
      18,600   American Capital Strategies, Ltd.(c)                                                               671,646
       6,100   Bear Stearns Companies, Inc.                                                                       634,034
      11,900   City National Corporation                                                                          853,349
      47,000   Colonial BancGroup, Inc.                                                                         1,036,820
      11,700   Everest Re Group, Ltd.                                                                           1,088,100
      21,062   Fidelity National Financial, Inc.                                                                  751,703
      11,400   First Horizon National Corporation(c)                                                              481,080
      23,700   General Growth Properties, Inc.                                                                    973,833
      20,400   Global Signal, Inc.(c)                                                                             768,060
      62,000   HCC Insurance Holdings, Inc.                                                                     2,347,939
      13,000   Home Properties, Inc.                                                                              559,260
      57,300   HRPT Properties Trust                                                                              712,239
       7,000   Legg Mason, Inc.                                                                                   728,770
      19,900   Mercantile Bankshares Corporation                                                                1,025,447
      38,800   New York Community Bancorp, Inc.(c)                                                                703,056
      21,600   North Fork Bancorporation, Inc.                                                                    606,744
      17,000   Odyssey Re Holdings Corporation(c)                                                                 419,560
      17,400   Ohio Casualty Corporation                                                                          420,732
      27,600   PartnerRe, Ltd.                                                                                  1,777,992
       8,800   PMI Group, Inc.(c)                                                                                 343,024
       9,600   ProLogis Trust                                                                                     386,304
      48,700   Sovereign Bancorp, Inc.                                                                          1,087,958
      33,400   TCF Financial Corporation                                                                          864,392
      23,834   TD Banknorth, Inc.                                                                                 710,253
      57,000   Trizec Properties, Inc.                                                                          1,172,490
      10,500   Westamerica Bancorporation                                                                         554,505
       8,900   Wintrust Financial Corporation(c)                                                                  465,915
      10,500   XL Capital, Ltd.                                                                                   781,410
       9,600   Zenith National Insurance Corporation(c)                                                           651,456
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                25,391,926
=========================================================================================================================

Health Care (11.0%)
-------------------------------------------------------------------------------------------------------------------------
      22,800   Amylin Pharmaceuticals, Inc.(b,c)                                                                  477,204
      10,800   Beckman Coulter, Inc.                                                                              686,556
      11,300   C.R. Bard, Inc.                                                                                    751,563
       8,400   Coventry Health Care, Inc.(b)                                                                      594,300
       7,300   Dentsply International, Inc.                                                                       394,200
      31,300   Henry Schein, Inc.(b)                                                                            1,299,576
      11,100   Hospira, Inc.(b)                                                                                   432,900
      11,700   Humana, Inc.(b)                                                                                    464,958
      45,600   Incyte Corporation(b,c)                                                                            326,040
      13,300   Invitrogen Corporation(b)                                                                        1,107,757
      76,037   IVAX Corporation(b)                                                                              1,634,796
       6,250   Kinetic Concepts, Inc.(b)                                                                          375,000
      19,700   LifePoint Hospitals, Inc.(b)                                                                       995,244
      24,600   Medco Health Solutions, Inc.(b)                                                                  1,312,656
       9,700   Mentor Corporation(c)                                                                              402,356
      19,000   Omnicare, Inc.                                                                                     806,170
      21,700   PacifiCare Health Systems, Inc.(b)                                                               1,550,465
      13,200   Par Pharmaceutical Companies, Inc.(b,c)                                                            419,892
      18,700   Quest Diagnostics, Inc.                                                                            996,149
      10,800   United Surgical Partners International,
               Inc.(b,c)                                                                                          562,464
       7,400   Universal Health Services, Inc.                                                                    460,132
      11,000   Varian Medical Systems, Inc.(b)                                                                    410,630
      14,800   Varian, Inc.(b,c)                                                                                  559,292
      36,700   Vertex Pharmaceuticals, Inc.(b,c)                                                                  618,028
      11,800   Watson Pharmaceuticals, Inc.(b)                                                                    348,808
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               17,987,136
=========================================================================================================================

Industrials (7.6%)
-------------------------------------------------------------------------------------------------------------------------
      24,800   Adesa, Inc.                                                                                        539,896
      16,600   Burlington Northern Santa Fe Corporation                                                           781,528
      10,100   C.H. Robinson Worldwide, Inc.                                                                      587,820
      15,400   Canadian National Railway Company                                                                  887,810
      23,000   Fastenal Company(c)                                                                              1,408,980
      24,750   IDEX Corporation                                                                                   955,598
       6,900   Ingersoll-Rand Company                                                                             492,315
      31,500   Jacobs Engineering Group, Inc.(b)                                                                1,772,190
      32,700   JB Hunt Transport Services, Inc.                                                                   631,110
      11,600   Joy Global, Inc.                                                                                   389,644
      27,300   Manitowoc Company, Inc.                                                                          1,119,846
      15,600   Oshkosh Truck Corporation                                                                        1,221,168
      12,400   Pentair, Inc.                                                                                      530,844
      11,700   Roper Industries, Inc.                                                                             835,029
      15,500   Swift Transportation Company, Inc.(b,c)                                                            360,995
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               12,514,773
=========================================================================================================================

Information Technology (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      16,600   Acxiom Corporation(c)                                                                              346,608
      30,000   ADTRAN, Inc.                                                                                       743,700
      19,800   Amphenol Corporation                                                                               795,366
      10,400   Analog Devices, Inc.                                                                               388,024
      59,100   BEA Systems, Inc.(b,c)                                                                             518,898
      11,600   Cabot Microelectronics Corporation(b,c)                                                            336,284
      12,100   CDW Corporation                                                                                    690,789
      13,200   CheckFree Corporation(b)                                                                           449,592
       8,100   Cognizant Technology Solutions
               Corporation(b)                                                                                     381,753
      16,000   Comverse Technology, Inc.(b)                                                                       378,400
      25,800   Convergys Corporation(b)                                                                           366,876
       8,000   Diebold, Inc.                                                                                      360,880
      10,200   DST Systems, Inc.(b)                                                                               477,360
      49,800   EarthLink, Inc.(b)                                                                                 431,268
       9,700   Electronic Arts, Inc.(b)                                                                           549,117
      52,400   Electronic Data Systems Corporation                                                              1,008,700
       6,600   F5 Networks, Inc.(b,c)                                                                             311,751
      13,500   International Rectifier Corporation(b)                                                             644,220
      33,000   Intersil Corporation                                                                               619,410
      21,200   Lam Research Corporation(b)                                                                        613,528
       9,300   Lexmark International, Inc.(b)                                                                     602,919
      48,900   LSI Logic Corporation(b,c)                                                                         415,161
      12,100   McAfee, Inc.(b)                                                                                    316,778
      12,600   Microchip Technology, Inc.                                                                         373,212
     130,800   Novell, Inc.(b,c)                                                                                  810,960
     100,200   ON Semiconductor Corporation(b,c)                                                                  460,920
      15,100   QLogic Corporation(b)                                                                              466,137
      17,300   Salesforce.com, Inc.(b,c)                                                                          354,304
      14,200   SanDisk Corporation(b)                                                                             336,966
      26,900   Scientific-Atlanta, Inc.                                                                           894,963
      20,600   Sybase, Inc.(b,c)                                                                                  378,010
      20,300   Synopsys, Inc.(b)                                                                                  338,401
      30,400   Tekelec, Inc.(b,c)                                                                                 510,720
      33,200   Titan Corporation(b)                                                                               754,968
      34,000   Vishay Intertechnology, Inc.(b)                                                                    403,580
     114,900   Vitesse Semiconductor Corporation(b,c)                                                             240,141
     104,100   Wind River Systems, Inc.(b,c)                                                                    1,632,288
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    19,702,952
=========================================================================================================================

Materials (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      34,200   Airgas, Inc.                                                                                       843,714
       9,400   Cleveland-Cliffs, Inc.(c)                                                                          542,944
      28,700   Freeport-McMoRan Copper & Gold, Inc.(c)                                                          1,074,528
      17,500   Inco, Ltd.                                                                                         660,625
      22,500   Lubrizol Corporation                                                                              $945,225
      26,400   Lyondell Chemical Company                                                                          697,488
      15,400   Newmont Mining Corporation                                                                         601,062
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  5,365,586
=========================================================================================================================

Telecommunications Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     133,400   Cincinnati Bell, Inc.(b)                                                                           573,620
       9,100   NII Holdings, Inc.(b,c)                                                                            581,854
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                1,155,474
=========================================================================================================================

Utilities (4.3%)
-------------------------------------------------------------------------------------------------------------------------
      25,500   CMS Energy Corporation(b,c)                                                                        384,030
      14,300   MDU Resources Group, Inc.                                                                          402,831
      24,200   Pepco Holdings, Inc.                                                                               579,348
      15,000   Piedmont Natural Gas Company, Inc.(c)                                                              360,300
      26,000   Questar Corporation                                                                              1,713,400
      56,200   Reliant Energy, Inc.(b)                                                                            695,756
      16,200   SCANA Corporation                                                                                  691,902
      26,000   Sempra Energy                                                                                    1,074,060
      44,475   Southern Union Company(b)                                                                        1,091,861
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,993,488
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $119,469,236)                                                         135,864,454
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (12.9%)               Interest Rate(d)    Maturity Date        Value
-------------------------------------------------------------------------------------------------------------------------
  21,050,661   Thrivent Financial Securities Lending Trust                      3.220 %             N/A       $21,050,661
        $153   U.S. Treasury Bills                                        Zero Coupon         9/15/2005               152
         275   U.S. Treasury Bonds                                             10.625         8/15/2015               438
         124   U.S. Treasury Bonds                                              7.250         5/15/2016               160
       6,122   U.S. Treasury Bonds                                              8.750         5/15/2017             8,865
      37,274   U.S. Treasury Bonds                                              8.875         8/15/2017            55,442
         927   U.S. Treasury Bonds                                              9.000        11/15/2018             1,397
         280   U.S. Treasury Bonds                                              8.875         2/15/2019               426
       1,166   U.S. Treasury Bonds                                              8.125         8/15/2019             1,687
          79   U.S. Treasury Bonds                                              8.500         2/15/2020               118
         413   U.S. Treasury Bonds                                              8.750         8/15/2020               635
          12   U.S. Treasury Bonds                                              7.875         2/15/2021                17
         392   U.S. Treasury Bonds                                              8.125         5/15/2021               571
      19,846   U.S. Treasury Bonds                                              6.250         8/15/2023            25,202
         231   U.S. Treasury Bonds                                              7.625         2/15/2025               339
       4,316   U.S. Treasury Bonds                                              6.000         2/15/2026             5,417
         155   U.S. Treasury Bonds                                              6.625         2/15/2027               209
       9,202   U.S. Treasury Bonds                                              6.125        11/15/2027            11,695
         918   U.S. Treasury Bonds                                              5.500         8/15/2028             1,100
       6,237   U.S. Treasury Bonds                                              6.125         8/15/2029             8,107
         161   U.S. Treasury Notes                                              1.625         9/30/2005               161
       1,294   U.S. Treasury Notes                                              3.125         1/31/2007             1,300
       1,314   U.S. Treasury Notes                                              3.625         7/15/2009             1,332
       4,224   U.S. Treasury Notes                                              4.250         8/15/2014             4,394
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $21,179,825)                                                                       21,179,825
=========================================================================================================================

      Shares   Short-Term Investments (4.0%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,580,843   Thrivent Money Market Portfolio                                  2.820%              N/A        $6,580,843
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 6,580,843
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $147,229,904)                                                         $163,625,122
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.



Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (85.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.2%)
-------------------------------------------------------------------------------------------------------------------------
       7,133   99 Cents Only Stores(b,c)                                                                          $90,660
      12,880   Abercrombie & Fitch Company                                                                        884,856
      10,700   Advance Auto Parts, Inc.(b)                                                                        690,685
       8,300   Aeropostale, Inc.(b)                                                                               278,880
      18,220   American Eagle Outfitters, Inc.                                                                    558,443
      10,300   American Greetings Corporation                                                                     272,950
      10,950   AnnTaylor Stores Corporation(b)                                                                    265,866
      12,100   Applebee's International, Inc.                                                                     320,529
      10,430   ArvinMeritor, Inc.                                                                                 185,550
       1,880   Bandag, Inc.(c)                                                                                     86,574
       8,370   Barnes & Noble, Inc.(b)                                                                            324,756
      14,810   Belo Corporation                                                                                   354,996
       4,530   Blyth, Inc.                                                                                        127,066
       5,310   Bob Evans Farms, Inc.                                                                              123,829
      10,600   Borders Group, Inc.                                                                                268,286
       8,360   BorgWarner, Inc.                                                                                   448,681
       6,900   Boyd Gaming Corporation(c)                                                                         352,797
      13,170   Brinker International, Inc.(b)                                                                     527,458
       9,760   Callaway Golf Company                                                                              150,597
      15,300   Career Education Corporation(b)                                                                    560,133
      15,500   CarMax, Inc.(b)                                                                                    413,075
       6,590   Catalina Marketing Corporation(c)                                                                  167,452
       7,100   CBRL Group, Inc.(c)                                                                                275,906
      11,700   Cheesecake Factory, Inc.(b)                                                                        406,341
      26,900   Chico's FAS, Inc.(b)                                                                               922,132
      14,720   Claire's Stores, Inc.                                                                              354,016
      13,500   Corinthian Colleges, Inc.(b,c)                                                                     172,395
      40,500   D.R. Horton, Inc.                                                                                1,523,205
       8,720   DeVry, Inc.(b)                                                                                     173,528
      16,260   Dollar Tree Stores, Inc.(b)                                                                        390,240
       9,200   Education Management Corporation(b)                                                                310,316
       4,620   Emmis Communications Corporation(b,c)                                                               81,635
       5,700   Entercom Communications Corporation(b)                                                             189,753
      23,400   Foot Locker, Inc.                                                                                  636,948
       7,940   Furniture Brands International, Inc.(c)                                                            171,583
      23,320   Gentex Corporation(c)                                                                              424,424
      17,140   GTECH Holdings Corporation                                                                         501,174
       8,900   Harman International Industries, Inc.                                                              724,104
       8,700   Harte-Hanks, Inc.                                                                                  258,651
       5,300   Hovnanian Enterprises, Inc.(b,c)                                                                   345,560
       5,170   International Speedway Corporation                                                                 290,864
       6,900   ITT Educational Services, Inc.(b)                                                                  368,598
       9,200   Krispy Kreme Doughnuts, Inc.(b,c)                                                                   64,032
       7,330   Laureate Education, Inc.(b)                                                                        350,814
       9,970   Lear Corporation                                                                                   362,709
       6,790   Lee Enterprises, Inc.                                                                              272,211
      19,920   Lennar Corporation                                                                               1,263,924
       3,600   Media General, Inc.                                                                                233,136
      20,300   Michaels Stores, Inc.                                                                              839,811
       4,560   Modine Manufacturing Company                                                                       148,474
       7,770   Mohawk Industries, Inc.(b)                                                                         641,025
       7,320   Neiman Marcus Group, Inc.                                                                          709,454
      14,700   O'Reilly Automotive, Inc.(b)                                                                       438,207
       9,180   Outback Steakhouse, Inc.                                                                           415,303
      11,300   Pacific Sunwear of California, Inc.(b)                                                             259,787
      10,100   Payless ShoeSource, Inc.(b)                                                                        193,920
      21,400   PETsMART, Inc.                                                                                     649,490
      12,800   Pier 1 Imports, Inc.(c)                                                                            181,632
      14,810   Reader's Digest Association, Inc.                                                                  244,365
       6,700   Regis Corporation(c)                                                                               261,836
       9,900   Rent-A-Center, Inc.(b)                                                                             230,571
      21,960   Ross Stores, Inc.                                                                                  634,864
       9,600   Ruby Tuesday, Inc.(c)                                                                              248,640
       7,000   Ryland Group, Inc.                                                                                 531,090
      20,850   Saks, Inc.(b)                                                                                      395,524
       5,110   Scholastic Corporation(b)                                                                          196,990
       4,820   Sotheby's Holdings, Inc.(b)                                                                         66,034
       5,200   Thor Industries, Inc.                                                                              163,436
       8,000   Timberland Company(b)                                                                              309,760
       7,000   Toll Brothers, Inc.(b,c)                                                                           710,850
       7,900   Tupperware Corporation(c)                                                                          184,623
       7,200   Urban Outfitters, Inc.(b,c)                                                                        408,168
       7,380   Valassis Communications, Inc.(b)                                                                   273,429
         610   Washington Post Company                                                                            509,368
      11,670   Westwood One, Inc.                                                                                 238,418
      17,280   Williams-Sonoma, Inc.(b)                                                                           683,770
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    29,291,157
=========================================================================================================================

Consumer Staples (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      10,140   BJ's Wholesale Club, Inc.(b)                                                                       329,449
       9,510   Church & Dwight Company, Inc.                                                                      344,262
      29,300   Constellation Brands, Inc.(b)                                                                      864,350
      22,465   Dean Foods Company(b)                                                                              791,667
      10,650   Energizer Holdings, Inc.(b)                                                                        662,110
      10,530   Hormel Foods Corporation                                                                           308,845
       8,676   J.M. Smucker Company(c)                                                                            407,251
       4,040   Lancaster Colony Corporation                                                                       173,397
      10,710   PepsiAmericas, Inc.                                                                                274,819
       6,410   Ruddick Corporation                                                                                163,647
      13,100   Smithfield Foods, Inc.(b)                                                                          357,237
       4,610   Tootsie Roll Industries, Inc.(c)                                                                   134,842
      37,440   Tyson Foods, Inc.                                                                                  666,432
       3,940   Universal Corporation                                                                              172,493
       9,800   Whole Foods Market, Inc.                                                                         1,159,340
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,810,141
=========================================================================================================================

Energy (7.4%)
-------------------------------------------------------------------------------------------------------------------------
       9,500   Arch Coal, Inc.(c)                                                                                 517,465
       8,180   Cooper Cameron Corporation(b)                                                                      507,569
      22,630   ENSCO International, Inc.                                                                          809,022
      10,400   FMC Technologies, Inc.(b)                                                                          332,488
       7,700   Forest Oil Corporation(b)                                                                          323,400
      18,560   Grant Prideco, Inc.(b)                                                                             490,912
      11,620   Hanover Compressor Company(b,c)                                                                    133,746
       7,640   Helmerich & Payne, Inc.                                                                            358,469
      24,500   Murphy Oil Corporation                                                                           1,279,635
      18,900   Newfield Exploration Company(b)                                                                    753,921
      13,000   Noble Energy, Inc.                                                                                 983,450
       4,400   Overseas Shipholding Group, Inc.                                                                   262,460
      25,300   Patterson-UTI Energy, Inc.                                                                         704,099
      15,800   Peabody Energy Corporation                                                                         822,232
      21,500   Pioneer Natural Resources Company                                                                  904,720
      11,500   Plains Exploration & Production Company(b)                                                         408,595
       9,100   Pogo Producing Company(c)                                                                          472,472
      20,020   Pride International, Inc.(b)                                                                       514,514
      15,800   Smith International, Inc.                                                                        1,006,460
       9,000   Tidewater, Inc.                                                                                    343,080
      20,570   Weatherford International, Ltd.(b)                                                               1,192,649
       8,300   Western Gas Resources, Inc.(c)                                                                     289,670
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    13,411,028
=========================================================================================================================

Financials (15.2%)
-------------------------------------------------------------------------------------------------------------------------
      11,420   A.G. Edwards, Inc.                                                                                 515,613
       7,970   Allmerica Financial Corporation(b)                                                                 295,607
      12,600   AMB Property Corporation                                                                           547,218
       5,890   American Financial Group, Inc.                                                                     197,433
      21,990   AmeriCredit Corporation(b)                                                                         560,745
       5,900   AmerUs Group Company(c)                                                                            283,495
      13,900   Arthur J. Gallagher & Company(c)                                                                   377,107
      18,993   Associated Banc-Corp                                                                               639,304
      13,770   Astoria Financial Corporation                                                                      392,032
       8,000   Bank of Hawaii Corporation                                                                         406,000
       8,300   Brown & Brown, Inc.(c)                                                                             373,002
       6,320   City National Corporation                                                                          453,207
      23,100   Colonial BancGroup, Inc.                                                                           509,586
      24,200   Commerce Bancorp, Inc.(c)                                                                          733,502
       6,800   Cullen/Frost Bankers, Inc.                                                                         324,020
      16,200   Developers Diversified Realty Corporation                                                          744,552
      19,700   Eaton Vance Corporation                                                                            471,027
       8,410   Everest Re Group, Ltd.                                                                             782,130
      25,730   Fidelity National Financial, Inc.                                                                  918,304
      11,500   First American Corporation                                                                         461,610
      12,680   FirstMerit Corporation                                                                             331,075
       7,660   Greater Bay Bancorp                                                                                201,994
      10,500   HCC Insurance Holdings, Inc.                                                                       397,635
      23,400   Hibernia Corporation                                                                               776,412
       8,100   Highwoods Properties, Inc.                                                                         241,056
       6,460   Horace Mann Educators Corporation                                                                  121,577
       9,400   Hospitality Properties Trust                                                                       414,258
      10,900   Independence Community Bank Corporation                                                            402,537
       9,300   IndyMac Bancorp, Inc.                                                                              378,789
       9,940   Investors Financial Services
               Corporation(c)                                                                                     375,931
       6,800   Jefferies Group, Inc.                                                                              257,652
       8,130   LaBranche & Company, Inc.(b,c)                                                                      51,219
      16,425   Legg Mason, Inc.                                                                                 1,710,011
      12,035   Leucadia National Corporation(c)                                                                   464,912
      13,200   Liberty Property Trust(c)                                                                          584,892
       7,800   Mack-Cali Realty Corporation                                                                       353,340
      11,820   Mercantile Bankshares Corporation                                                                  609,085
      15,500   New Plan Excel Realty Trust, Inc.(c)                                                               421,135
      33,311   New York Community Bancorp, Inc.(c)                                                                603,595
       9,330   Ohio Casualty Corporation                                                                          225,599
      27,260   Old Republic International Corporation                                                             689,405
      13,880   PMI Group, Inc.(c)                                                                                 541,042
      10,470   Protective Life Corporation                                                                        442,043
      12,920   Radian Group, Inc.                                                                                 610,082
       8,650   Raymond James Financial, Inc.                                                                      244,362
       7,572   Rayonier, Inc. REIT(c)                                                                             401,543
       9,400   Regency Centers Corporation                                                                        537,680
       9,470   SEI Investments Company                                                                            353,704
       4,300   StanCorp Financial Group, Inc.                                                                     329,294
       5,330   SVB Financial Group(b,c)                                                                           255,307
      17,320   TCF Financial Corporation                                                                          448,242
       6,200   Texas Regional Bancshares, Inc.(c)                                                                 188,976
      20,500   United Dominion Realty Trust, Inc.                                                                 493,025
       7,000   Unitrin, Inc.                                                                                      343,700
      16,650   W.R. Berkley Corporation                                                                           594,072
      12,440   Waddell & Reed Financial, Inc.                                                                     230,140
      13,027   Washington Federal, Inc.                                                                           306,395
       8,230   Webster Financial Corporation                                                                      384,259
      12,100   Weingarten Realty Investors                                                                        474,562
       5,120   Westamerica Bancorporation                                                                         270,387
      10,280   Wilmington Trust Corporation                                                                       370,183
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                27,416,601
=========================================================================================================================

Health Care (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       9,707   Advanced Medical Optics, Inc.(b)                                                                   385,848
       7,270   Apria Healthcare Group, Inc.(b)                                                                    251,833
      12,147   Barr Pharmaceuticals, Inc.(b)                                                                      592,045
       9,330   Beckman Coulter, Inc.                                                                              593,108
       8,600   Cephalon, Inc.(b,c)                                                                                342,366
       9,900   Charles River Laboratories International,
               Inc.(b)                                                                                            477,675
       7,000   Community Health Systems, Inc.(b)                                                                  264,530
       9,510   Covance, Inc.(b)                                                                                   426,714
      15,992   Coventry Health Care, Inc.(b)                                                                    1,131,434
      17,000   Cytyc Corporation(b)                                                                               375,020
      10,640   Dentsply International, Inc.                                                                       574,560
       8,920   Edwards Lifesciences Corporation(b,c)                                                              383,738
       7,500   Gen-Probe, Inc.(b)                                                                                 271,725
      16,780   Health Net, Inc.(b)                                                                                640,325
      12,900   Henry Schein, Inc.(b)                                                                              535,608
       8,350   Hillenbrand Industries, Inc.                                                                       422,092
       5,300   INAMED Corporation(b)                                                                              354,941
       7,700   Invitrogen Corporation(b)                                                                          641,333
      29,921   IVAX Corporation(b)                                                                                643,302
       7,000   LifePoint Hospitals, Inc.(b)                                                                       353,640
      14,720   Lincare Holdings, Inc.(b)                                                                          601,165
       4,700   Martek Biosciences Corporation(b,c)                                                                178,365
      45,947   Millennium Pharmaceuticals, Inc.(b)                                                                425,929
      15,620   Omnicare, Inc.                                                                                     662,757
      13,100   PacifiCare Health Systems, Inc.(b)                                                                 935,995
       5,100   Par Pharmaceutical Companies, Inc.(b,c)                                                            162,231
      20,500   Patterson Companies, Inc.(b)                                                                       924,140
      12,450   Perrigo Company(c)                                                                                 173,553
      15,760   Protein Design Labs, Inc.(b,c)                                                                     318,510
      10,200   Renal Care Group, Inc.(b)                                                                          470,220
      15,650   Sepracor, Inc.(b)                                                                                  939,156
      10,300   STERIS Corporation                                                                                 265,431
       5,700   Techne Corporation(b)                                                                              261,687
      12,000   Triad Hospitals, Inc.(b)                                                                           655,680
       8,700   Universal Health Services, Inc.(c)                                                                 540,966
      13,910   Valeant Pharmaceuticals International                                                              245,233
      19,700   Varian Medical Systems, Inc.(b)                                                                    735,401
       5,100   Varian, Inc.(b)                                                                                    192,729
      10,600   VCA Antech, Inc.(b)                                                                                257,050
      13,820   Vertex Pharmaceuticals, Inc.(b,c)                                                                  232,729
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               18,840,764
=========================================================================================================================

Industrials (9.7%)
-------------------------------------------------------------------------------------------------------------------------
      13,260   Adesa, Inc.                                                                                        288,670
      13,530   AGCO Corporation(b)                                                                                258,694
      13,000   AirTran Holdings, Inc.(b,c)                                                                        119,990
       3,640   Alaska Air Group, Inc.(b,c)                                                                        108,290
       6,460   Alexander & Baldwin, Inc.                                                                          299,421
       5,500   Alliant Techsystems, Inc.(b)                                                                       388,300
      10,380   AMETEK, Inc.                                                                                       434,403
       3,720   Banta Corporation                                                                                  168,739
       8,460   Brink's Company                                                                                    304,560
      12,750   C.H. Robinson Worldwide, Inc.                                                                      742,050
       4,670   Carlisle Companies, Inc.                                                                           320,502
      13,486   ChoicePoint, Inc.(b)                                                                               540,114
       7,830   CNF, Inc.                                                                                          351,567
      10,400   Copart, Inc.(b,c)                                                                                  247,520
       7,700   Crane Company                                                                                      202,510
       7,600   Deluxe Corporation                                                                                 308,560
      10,300   Donaldson Company, Inc.                                                                            312,399
      10,120   Dun & Bradstreet Corporation(b)                                                                    623,898
       7,270   Dycom Industries, Inc.(b)                                                                          144,019
      15,920   Expeditors International of Washington,
               Inc.                                                                                               792,975
       9,080   Fastenal Company(c)                                                                                556,241
       7,300   Federal Signal Corporation(c)                                                                      113,880
       8,230   Flowserve Corporation(b)                                                                           249,040
       7,420   GATX Corporation(c)                                                                                255,990
      10,300   Graco, Inc.                                                                                        350,921
       4,860   Granite Construction, Inc.(c)                                                                      136,566
       6,150   Harsco Corporation                                                                                 335,482
      10,490   Herman Miller, Inc.                                                                                323,512
       7,330   HNI Corporation                                                                                    374,930
       9,130   Hubbell, Inc.                                                                                      402,633
       8,560   Jacobs Engineering Group, Inc.(b)                                                                  481,586
      16,740   JB Hunt Transport Services, Inc.                                                                   323,082
      13,650   JetBlue Airways Corporation(b,c)                                                                   279,006
       2,920   Kelly Services, Inc.                                                                                83,629
       5,770   Kennametal, Inc.                                                                                   264,554
       4,640   Korn/Ferry International(b)                                                                         82,360
      13,370   Manpower, Inc.                                                                                     531,859
       4,490   Nordson Corporation                                                                                153,917
      15,260   Pentair, Inc.                                                                                      653,281
       9,840   Precision Castparts Corporation                                                                    766,536
      11,510   Quanta Services, Inc.(b,c)                                                                         101,288
      18,000   Republic Services, Inc.                                                                            648,180
       4,432   Rollins, Inc.                                                                                       88,817
       1,100   Sequa Corporation(b,c)                                                                              72,787
      11,160   SPX Corporation(c)                                                                                 513,137
       6,700   Stericycle, Inc.(b)                                                                                337,144
       7,760   Swift Transportation Company, Inc.(b,c)                                                            180,730
       2,870   Tecumseh Products Company(c)                                                                        78,753
       5,440   Teleflex, Inc.(c)                                                                                  322,973
       8,900   Thomas & Betts Corporation(b)                                                                      251,336
       5,530   Trinity Industries, Inc.(c)                                                                        177,126
      10,020   United Rentals, Inc.(b,c)                                                                          202,504
       7,300   Werner Enterprises, Inc.                                                                           143,372
       8,500   Yellow Roadway Corporation(b)                                                                      431,800
       6,340   York International Corporation                                                                     240,920
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               17,467,053
=========================================================================================================================

Information Technology (12.2%)
-------------------------------------------------------------------------------------------------------------------------
      57,300   3Com Corporation(b)                                                                                208,572
      30,066   Activision, Inc.(b)                                                                                496,690
      13,090   Acxiom Corporation(c)                                                                              273,319
       9,080   ADTRAN, Inc.                                                                                       225,093
       3,400   Advent Software, Inc.(b)                                                                            68,884
       7,400   Alliance Data Systems Corporation(b)                                                               300,144
      13,200   Amphenol Corporation                                                                               530,244
       4,700   Anteon International Corporation(b)                                                                214,414
      17,570   Arrow Electronics, Inc.(b)                                                                         477,201
      63,120   Atmel Corporation(b,c)                                                                             149,594
      18,020   Avnet, Inc.(b)                                                                                     405,991
       7,480   Avocent Corporation(b)                                                                             195,527
      18,000   BISYS Group, Inc.(b)                                                                               268,920
       3,710   Cabot Microelectronics Corporation(b,c)                                                            107,553
      40,980   Cadence Design Systems, Inc.(b)                                                                    559,787
       9,470   CDW Corporation                                                                                    540,642
      22,300   Ceridian Corporation(b)                                                                            434,404
       9,300   Certegy, Inc.                                                                                      355,446
      11,980   CheckFree Corporation(b)                                                                           408,039
      20,200   Cognizant Technology Solutions
               Corporation(b)                                                                                     952,026
       7,250   CommScope, Inc.(b,c)                                                                               126,222
      13,670   Credence Systems Corporation(b,c)                                                                  123,714
      11,200   Cree, Inc.(b,c)                                                                                    285,264
       7,470   CSG Systems International, Inc.(b)                                                                 141,781
      19,660   Cypress Semiconductor Corporation(b,c)                                                             247,519
      10,630   Diebold, Inc.                                                                                      479,519
      10,310   DST Systems, Inc.(b)                                                                               482,508
       5,600   F5 Networks, Inc.(b,c)                                                                             264,516
      10,050   Fair Isaac Corporation                                                                             366,825
      17,800   Fairchild Semiconductor International,
               Inc.(b)                                                                                            262,550
       9,000   Gartner Group, Inc.(b,c)                                                                            95,580
      19,900   Harris Corporation                                                                                 621,079
       5,110   Imation Corporation(c)                                                                             198,217
      10,400   Integrated Circuit Systems, Inc.(b)                                                                214,656
      15,640   Integrated Device Technology, Inc.(b)                                                              168,130
       9,550   International Rectifier Corporation(b)                                                             455,726
      22,800   Intersil Corporation                                                                               427,956
      10,560   Jack Henry & Associates, Inc.                                                                      193,354
       7,410   Keane, Inc.(b,c)                                                                                   101,517
      12,880   KEMET Corporation(b,c)                                                                              81,144
      20,800   Lam Research Corporation(b)                                                                        601,952
      16,950   Lattice Semiconductor Corporation(b,c)                                                              75,258
       9,100   LTX Corporation(b,c)                                                                                45,136
      11,170   Macromedia, Inc.(b)                                                                                426,917
       7,540   Macrovision Corporation(b)                                                                         169,952
      24,220   McAfee, Inc.(b)                                                                                    634,080
      23,600   McDATA Corporation(b,c)                                                                             94,400
      11,670   Mentor Graphics Corporation(b)                                                                     119,618
       9,850   Micrel, Inc.(b,c)                                                                                  113,472
      31,060   Microchip Technology, Inc.                                                                         919,997
      12,900   MoneyGram International, Inc.                                                                      246,648
      15,560   MPS Group, Inc.(b)                                                                                 146,575
       8,075   National Instruments Corporation(c)                                                                171,190
       6,390   Newport Corporation(b)                                                                              88,565
       6,940   Plantronics, Inc.(c)                                                                               252,338
       6,560   Plexus Corporation(b)                                                                               93,349
      14,720   Polycom, Inc.(b)                                                                                   219,475
      14,860   Powerwave Technologies, Inc.(b,c)                                                                  151,869
       7,780   Reynolds and Reynolds Company                                                                      210,293
      28,040   RF Micro Devices, Inc.(b,c)                                                                        152,257
      10,600   RSA Security, Inc.(b)                                                                              121,688
      27,000   SanDisk Corporation(b)                                                                             640,710
      11,090   Semtech Corporation(b)                                                                             184,648
       5,600   Silicon Laboratories, Inc.(b,c)                                                                    146,776
      16,110   Storage Technology Corporation(b)                                                                  584,632
      13,380   Sybase, Inc.(b)                                                                                    245,523
      21,380   Synopsys, Inc.(b)                                                                                  356,405
       8,680   Tech Data Corporation(b)                                                                           317,775
      12,780   Titan Corporation(b)                                                                               290,617
       4,920   Transaction Systems Architects, Inc.(b)                                                            121,180
      20,752   TriQuint Semiconductor, Inc.(b,c)                                                                   69,104
      13,800   UTStarcom, Inc.(b,c)                                                                               103,362
      26,820   Vishay Intertechnology, Inc.(b)                                                                    318,353
      31,900   Western Digital Corporation(b)                                                                     428,098
      11,050   Wind River Systems, Inc.(b)                                                                        173,264
      10,700   Zebra Technologies Corporation(b)                                                                  468,553
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    22,014,296
=========================================================================================================================

Materials (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       9,690   Airgas, Inc.                                                                                       239,052
       7,010   Albemarle Corporation                                                                              255,655
       8,340   Bowater, Inc.(c)                                                                                   269,966
       9,390   Cabot Corporation                                                                                  309,870
      17,600   Crompton Corporation(b)                                                                            249,040
       5,960   Cytec Industries, Inc.                                                                             237,208
       6,300   Ferro Corporation                                                                                  125,118
       5,600   FMC Corporation(b)                                                                                 314,384
       4,580   Glatfelter Company                                                                                  56,792
       7,560   Longview Fibre Company                                                                             155,358
      10,060   Lubrizol Corporation                                                                               422,621
      28,940   Lyondell Chemical Company                                                                          764,595
       6,920   Martin Marietta Materials, Inc.                                                                    478,310
       3,080   Minerals Technologies, Inc.                                                                        189,728
      10,700   Olin Corporation(c)                                                                                195,168
       9,200   Packaging Corporation of America                                                                   193,660
       4,300   Potlatch Corporation(c)                                                                            225,019
      17,500   RPM International, Inc.                                                                            319,550
       3,300   Scotts Company(b)                                                                                  234,993
       7,130   Sensient Technologies Corporation                                                                  146,949
      14,880   Sonoco Products Company                                                                            394,320
       5,500   Steel Dynamics, Inc.(c)                                                                            144,375
       7,580   Valspar Corporation(c)                                                                             366,038
      10,600   Worthington Industries, Inc.(c)                                                                    167,480
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  6,455,249
=========================================================================================================================

Telecommunications Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      36,710   Cincinnati Bell, Inc.(b)                                                                           157,853
      15,220   Telephone and Data Systems, Inc.                                                                   621,128
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  778,981
=========================================================================================================================

Utilities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      11,580   AGL Resources, Inc.                                                                                447,567
      17,300   Alliant Energy Corporation                                                                         486,995
      14,250   Aqua America, Inc.                                                                                 423,795
      36,080   Aquila, Inc.(b,c)                                                                                  130,249
       4,900   Black Hills Corporation                                                                            180,565
      18,830   DPL, Inc.                                                                                          516,884
      11,600   Duquesne Light Holdings, Inc.(c)                                                                   216,688
      22,050   Energy East Corporation                                                                            639,009
       9,100   Equitable Resources, Inc.                                                                          618,800
      11,150   Great Plains Energy, Inc.(c)                                                                       355,574
      12,080   Hawaiian Electric Industries, Inc.(c)                                                              323,865
       6,330   IDACORP, Inc.(c)                                                                                   193,888
      17,750   MDU Resources Group, Inc.                                                                          500,018
      10,900   National Fuel Gas Company(c)                                                                       315,119
      19,270   Northeast Utilities Service Company                                                                401,972
      15,940   NSTAR                                                                                              491,430
      13,490   OGE Energy Corporation                                                                             390,401
      15,200   ONEOK, Inc.                                                                                        496,280
      28,143   Pepco Holdings, Inc.                                                                               673,743
      10,275   PNM Resources, Inc.                                                                                296,023
      14,960   Puget Energy, Inc.                                                                                 349,765
      12,710   Questar Corporation                                                                                837,589
      17,030   SCANA Corporation(d)                                                                               727,351
      17,600   Sierra Pacific Resources(b,c)                                                                      219,120
      11,390   Vectren Corporation                                                                                327,235
      13,120   Westar Energy, Inc.                                                                                315,274
       7,310   WGL Holdings, Inc.                                                                                 245,908
      17,470   Wisconsin Energy Corporation                                                                       681,330
       5,700   WPS Resources Corporation(c)                                                                       320,625
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 12,123,062
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $126,367,464)                                                         154,608,332
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (12.1%)               Interest Rate(e)  Maturity Date          Value
-------------------------------------------------------------------------------------------------------------------------
  21,867,810   Thrivent Financial Securities Lending Trust                      3.220%              N/A       $21,867,810
          $4   U.S. Treasury Bonds                                              7.250         5/15/2016                 4
         925   U.S. Treasury Bonds                                              8.875         8/15/2017             1,376
          24   U.S. Treasury Bonds                                              9.000        11/15/2018                37
          15   U.S. Treasury Bonds                                              8.125         8/15/2019                21
          11   U.S. Treasury Bonds                                              7.875         2/15/2021                15
          23   U.S. Treasury Bonds                                              6.250         8/15/2023                30
          28   U.S. Treasury Bonds                                              6.000         2/15/2026                35
          25   U.S. Treasury Bonds                                              6.625         2/15/2027                34
           4   U.S. Treasury Bonds                                              6.125        11/15/2027                 5
          10   U.S. Treasury Bonds                                              5.500         8/15/2028                12
           1   U.S. Treasury Bonds                                              5.250        11/15/2028                 1
           6   U.S. Treasury Bonds                                              5.250         2/15/2029                 6
           6   U.S. Treasury Bonds                                              6.250         5/15/2030                 8
       1,979   U.S. Treasury Notes                                              2.875        11/30/2006             1,963
          65   U.S. Treasury Principal Strips                             Zero Coupon        11/15/2015                43
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $21,871,400)                                                                       21,871,400
=========================================================================================================================

      Shares   Short-Term Investments (2.2%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,921,910   Thrivent Money Market Portfolio(d)                               2.820%              N/A        $3,921,910
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,921,910
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $152,160,774)                                                         $180,401,642
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At June 30, 2005, $162,000 in cash was pledged as the initial margin deposit for the open financial futures contracts.
    In addition, 17,030 shares in SCANA Corporation common stock valued at $727,351 and $3,921,910 of Short-term Investments were earmarked as collateral to cover open financial futures contracts as follow:

                                                                                                  Notional
                                  Number of        Expiration                                      Principal     Unrealized
  Type                            Contracts        Date                Position       Value        Amount        Gain
 -------------------------------------------------------------------------------------------------------------------------
 400 Mini Futures                 61               September 2005       Long          $4,198,935  $4,168,861       $30,074

(e) The interest rate shown reflects the yield, coupon rate, or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Partner International Stock Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (81.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     269,200   AMP, Ltd.(b)                                                                                    $1,320,488
     110,113   BHP Billiton, Ltd.(b)                                                                            1,503,687
     194,200   Brambles Industries, Ltd.(b,c)                                                                   1,202,511
     770,000   Lend Lease Corporation, Ltd.(b)                                                                  7,587,170
           1   News Corporation, Inc.(b)                                                                                8
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                 11,613,864
=========================================================================================================================

Belgium (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     143,190   Fortis(b)                                                                                        3,961,093
      21,793   UCB SA(b,c)                                                                                      1,058,600
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    5,019,693
=========================================================================================================================

Bermuda (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     209,000   Esprit Holdings, Ltd.(b)                                                                         1,507,102
-------------------------------------------------------------------------------------------------------------------------
               Total Bermuda                                                                                    1,507,102
=========================================================================================================================

Brazil (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     302,190   Petroleo Brasileiro SA ADR                                                                      15,084,544
     122,200   Tele Norte Leste Participacoes SA(c)                                                             2,034,630
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                    17,119,174
=========================================================================================================================

Canada (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      25,200   Research in Motion, Ltd.(d)                                                                      1,858,500
      56,100   Telus Corporation                                                                                1,907,961
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                     3,766,461
=========================================================================================================================

Denmark (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      69,583   Novo Nordisk AS(b)                                                                               3,536,621
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                    3,536,621
=========================================================================================================================

Finland (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     250,701   Nokia Oyj(b)                                                                                     4,171,625
     617,600   Stora Enso Oyj(b,c)                                                                              7,861,152
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                   12,032,777
=========================================================================================================================

France (7.3%)
-------------------------------------------------------------------------------------------------------------------------
     559,549   Axa SA(b,c)                                                                                     13,931,910
     171,000   Carrefour SA(b,c)                                                                                8,270,394
      41,504   Compagnie de Saint-Gobain(b,c)                                                                   2,295,840
     139,091   France Telecom SA(b,c)                                                                           4,048,031
      12,665   Hermes International(b,c)                                                                        2,552,622
      12,311   L'Oreal SA(b,c)                                                                                    881,535
      65,688   LVMH Moet Hennessy Louis Vuitton SA(b,c)                                                         5,057,324
      98,567   Sanofi-Aventis(b,c)                                                                              8,072,844
      95,400   Schneider Electric SA(b,c)                                                                       7,174,281
      39,944   Societe Generale(b,c)                                                                            4,050,664
      48,831   Sodexho Alliance SA(b,c)                                                                         1,508,998
      45,193   Total SA(b,c)                                                                                   10,575,534
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    68,419,977
=========================================================================================================================

Germany (4.6%)
-------------------------------------------------------------------------------------------------------------------------
      56,100   Adidas-Salomon AG(b,c)                                                                           9,358,312
       9,491   Allianz AG(b)                                                                                    1,082,636
     184,500   Commerzbank AG(b)                                                                                3,990,496
     299,200   Deutsche Post AG-REG(b)                                                                          6,963,687
      97,781   Hypo Real Estate Holding AG(b)                                                                   3,710,258
     187,400   Metro AG(b,c)                                                                                    9,284,861
     123,042   Siemens AG(b)                                                                                    8,940,566
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   43,330,816
=========================================================================================================================

Greece (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     122,800   Greek Organization of Football Prognostics
               SA(b)                                                                                            3,547,958
      10,210   Hellenic Telecommunication Organization
               SA(d)                                                                                              198,195
     122,020   National Bank of Greece SA(b)                                                                    4,135,124
-------------------------------------------------------------------------------------------------------------------------
               Total Greece                                                                                     7,881,277
=========================================================================================================================

Hong Kong (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     217,000   Cheung Kong Holdings, Ltd.(b)                                                                    2,104,718
   3,162,000   China Telecom Corporation, Ltd.(b)                                                               1,129,222
   1,246,000   China Unicom, Ltd.(b,c)                                                                          1,046,634
     872,000   Li & Fung, Ltd.(b)                                                                               1,804,673
     180,000   Sun Hung Kai Properties, Ltd.(b)                                                                 1,770,391
   1,013,000   Swire Pacific, Ltd.(b)                                                                           8,931,985
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                 16,787,623
=========================================================================================================================

Ireland (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     294,000   Anglo Irish Bank Corporation plc(b)                                                              3,639,900
      46,600   CRH plc(b)                                                                                       1,225,383
-------------------------------------------------------------------------------------------------------------------------
               Total Ireland                                                                                    4,865,283
=========================================================================================================================

Italy (4.1%)
-------------------------------------------------------------------------------------------------------------------------
     175,100   Alleanza Assicurazioni SPA(b,c)                                                                  1,899,294
     147,613   Assicurazioni Generali SPA(b,c)                                                                  4,599,191
     761,000   Banca Intesa SPA(b)                                                                              3,246,522
     437,500   Enel SPA(b,c)                                                                                    3,818,105
     216,871   Eni SPA(b,c)                                                                                     5,572,716
       6,700   Mediaset SPA(b)                                                                                     78,803
     200,300   Mediobanca SPA(b,d)                                                                              3,743,814
     643,000   Saipem SPA(b,c)                                                                                  8,647,856
   1,323,750   UniCredito Italiano SPA(b)                                                                       6,979,365
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     38,585,666
=========================================================================================================================

Japan (15.5%)
-------------------------------------------------------------------------------------------------------------------------
      27,425   Aiful Corporation(b)                                                                             2,039,083
     102,800   Astellas Pharmaceutical, Inc.(b)                                                                 3,501,300
      32,200   Benesse Corporation(b)                                                                           1,029,103
     473,300   Bridgestone Corporation(b,c)                                                                     9,069,946
      34,000   Canon, Inc.(b,c)                                                                                 1,782,094
      30,000   Credit Saison Company, Ltd.(b)                                                                     992,964
     141,000   Dai Nippon Printing Company, Ltd.(b)                                                             2,260,552
      49,100   Daikin Industries, Ltd.(b,c)                                                                     1,223,009
     233,000   Daiwa Securities Group, Inc.(b,c)                                                                1,430,516
      35,200   Fanuc, Ltd.(b)                                                                                   2,226,690
     240,700   Fuji Photo Film Company, Ltd.(b)                                                                 7,778,807
      11,900   Funai Electric Company, Ltd.(b,c)                                                                1,214,131
      14,900   Hoya Corporation(b)                                                                              1,711,818
         226   INPEX Corporation(b)                                                                             1,269,426
      76,300   JSR Corporation(b)                                                                               1,596,610
         717   KDDI Corporation(b)                                                                              3,309,167
       8,300   Keyence Corporation(b)                                                                           1,850,303
     140,000   Kyocera Corporation(b)                                                                          10,671,881
      91,200   Leopalace21 Corporation(b,c)                                                                     1,512,163
     123,400   MARUI Company, Ltd.(b,c)                                                                         1,656,915
     330,700   Mitsubishi Corporation(b,c)                                                                      4,472,378
     132,000   Mitsubishi Estate Company, Ltd.(b,c)                                                             1,444,358
         422   Mitsubishi Tokyo Financial Group, Inc.(b)                                                        3,557,297
     291,000   Mitsui Fudosan Company, Ltd.(b,c)                                                                3,245,350
     225,000   Mitsui Trust Holdings, Inc.(b)                                                                   2,294,306
     159,000   NEC Corporation(b)                                                                                 855,118
      16,400   Nidec Corporation(b,c)                                                                           1,728,755
     197,800   Nissan Motor Company, Ltd.(b,c)                                                                  1,955,459
      20,700   Nitto Denko Corporation(b)                                                                       1,179,457
     262,600   Nomura Holdings, Inc.(b)                                                                         3,119,852
      14,800   ORIX Corporation(b)                                                                              2,209,933
   1,201,000   Resona Holdings, Inc.(b,c)                                                                       2,222,611
      14,500   Rohm Company, Ltd.(b)                                                                            1,389,967
      81,000   Secom Company, Ltd.(b)                                                                           3,475,267
      24,700   Sega Sammy Holdings, Inc.(b)                                                                     1,508,437
      55,600   Shin-Etsu Chemical Company, Ltd.(b)                                                              2,103,691
       8,700   SMC Corporation(b)                                                                                 943,196
     456,000   Sompo Japan Insurance, Inc.(b)                                                                   4,578,791
      41,300   Sony Corporation(b)                                                                              1,417,771
         545   Sumitomo Mitsui Financial Group, Inc.(b)                                                         3,664,910
   1,835,900   Sumitomo Trust and Banking Company,
               Ltd.(b)                                                                                         11,110,145
      89,400   Suzuki Motor Corporation(b)                                                                      1,400,190
      26,450   T&D Holdings, Inc.(b)                                                                            1,238,483
     260,500   Takeda Pharmaceutical Company, Ltd.(b)                                                          12,881,155
     353,000   Toray Industries, Inc.(b)                                                                        1,666,496
     243,800   Toyota Motor Corporation(b)                                                                      8,700,195
      46,000   Trend Micro, Inc.(b)(c)                                                                          1,632,329
      17,870   USS Company, Ltd.(b)                                                                             1,137,154
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                    145,259,529
=========================================================================================================================

Luxembourg (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      94,700   SES Global SA(b)                                                                                 1,424,156
-------------------------------------------------------------------------------------------------------------------------
               Total Luxembourg                                                                                 1,424,156
=========================================================================================================================

Mexico (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      57,100   America Movil SA de CV ADR                                                                       3,403,731
     151,000   Grupo Financiero Banorte SA de CV                                                                  997,553
     379,000   Grupo Modelo SA                                                                                  1,184,893
      27,300   Grupo Televisia SA ADR                                                                           1,695,057
     484,000   Telefonos de Mexico SA de CV ADR(c)                                                              9,142,760
     695,938   Wal-Mart de Mexico SA de CV                                                                      2,832,370
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                    19,256,364
=========================================================================================================================

Netherlands (3.3%)
-------------------------------------------------------------------------------------------------------------------------
     326,000   ABN AMRO Holding NV(b)                                                                           8,009,468
     397,400   ING Groep NV(b)                                                                                 11,170,388
      62,729   Royal Numico NV(b,d)                                                                             2,504,772
     319,000   VNU NV(b,c)                                                                                      8,879,689
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               30,564,317
=========================================================================================================================

Norway (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      19,393   Norsk Hydro ASA(b,c)                                                                             1,762,921
       5,130   Orkla ASA(b,c)                                                                                     188,796
      91,200   Statoil ASA(b,c)                                                                                 1,856,879
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                     3,808,596
=========================================================================================================================

Panama (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      47,700   Carnival Corporation                                                                             2,602,035
-------------------------------------------------------------------------------------------------------------------------
               Total Panama                                                                                     2,602,035
=========================================================================================================================

Portugal (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     834,000   Portugal Telecom SGPS SA(b)                                                                      7,934,052
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   7,934,052
=========================================================================================================================

Singapore (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     587,600   Keppel Corporation, Ltd.(b,c)                                                                    4,341,109
   1,190,612   United Overseas Bank, Ltd.(b)                                                                   10,012,610
     119,061   United Overseas Land, Ltd.(b)                                                                      160,749
     138,000   Venture Corporation, Ltd.(b)                                                                     1,304,930
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                 15,819,398
=========================================================================================================================

South Africa (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     158,700   Naspers, Ltd.(b,e)                                                                               1,974,816
      87,400   Standard Bank Group, Ltd.(b)                                                                       847,037
-------------------------------------------------------------------------------------------------------------------------
               Total South Africa                                                                               2,821,853
=========================================================================================================================

South Korea (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      36,500   Hyundai Motor Company GDR                                                                        1,015,361
      25,460   Kookmin Bank(b)                                                                                  1,149,045
     183,100   Kookmin Bank ADR(c)                                                                              8,345,698
      76,300   LG Electronics, Inc.(b)                                                                          4,797,188
       6,030   Samsung Electronics Company, Ltd.(b)                                                             2,855,780
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                               18,163,072
=========================================================================================================================

Spain (5.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,031,664   Banco Bilbao Vizcaya Argentaria SA(b)                                                           15,852,017
      38,500   Compania de Distribucion Integral Logista
               SA(b)                                                                                            1,962,508
      88,500   Enagas(b,c)                                                                                      1,564,350
     445,000   Iberdrola SA(b,c)                                                                               11,719,123
      24,600   Indra Sistemas SA(b)                                                                               486,004
     425,000   Repsol YPF SA(b,c)                                                                              10,786,194
      77,400   Sacyr Vallehermoso SA(b,c)                                                                       1,822,127
      77,400   Sacyr Vallehermoso SA Rights(b)                                                                     57,139
      85,466   Telefonica SA(b,c)                                                                               1,394,334
      24,578   Telefonica SA ADR(c)                                                                             1,201,880
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     46,845,676
=========================================================================================================================

Sweden (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     603,000   Atlas Copco AB(b,c)                                                                              9,522,528
     248,060   Securitas AB(b,c)                                                                                4,128,340
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                    13,650,868
=========================================================================================================================

Switzerland (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      84,500   Compagnie Financiere Richemont AG(b)                                                             2,833,312
     121,320   Credit Suisse Group(b,c)                                                                         4,755,451
      15,250   Givaudan SA(b,c)                                                                                 8,857,636
     176,857   Holcim, Ltd.(b,c)                                                                               10,742,431
      59,513   Nestle SA(b)                                                                                    15,203,354
      18,932   Roche Holding AG(b)                                                                              2,388,783
      75,000   Swatch Group AG(b,c)                                                                            10,503,588
      98,112   UBS AG(b,c)                                                                                      7,648,334
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               62,932,889
=========================================================================================================================

Taiwan (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     728,000   Acer, Inc.(b)                                                                                    1,432,964
      86,200   Far EasTone Telecommunications Company,
               Ltd.                                                                                             1,656,359
     688,599   Taiwan Semiconductor Manufacturing
               Company, Ltd.(b)                                                                                 1,198,830
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     4,288,153
=========================================================================================================================

Thailand (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     565,100   Bangkok Bank Public Company, Ltd.(b)                                                             1,375,063
   1,081,400   Kasikornbank Public Company, Ltd.(b,e)                                                           1,432,098
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                   2,807,161
=========================================================================================================================

Turkey (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     285,300   Turkiye Garanti Bankasi AS(b,d)                                                                  1,214,535
     305,100   Turkiye Is Bankasi (Isbank)(b)                                                                   1,766,370
-------------------------------------------------------------------------------------------------------------------------
               Total Turkey                                                                                     2,980,905
=========================================================================================================================

United Kingdom (16.2%)
-------------------------------------------------------------------------------------------------------------------------
      95,051   AstraZeneca plc(b)                                                                               3,918,925
     391,066   Barclays plc(b)                                                                                  3,876,535
     474,274   British Sky Broadcasting Group plc(b)                                                            4,461,541
     454,000   Capita Group plc(b)                                                                              2,985,207
      33,178   Carnival plc(b)                                                                                  1,881,266
      17,400   Compass Group plc(b)                                                                                72,864
      79,000   EMAP plc(b,c)                                                                                    1,098,455
   1,007,034   GlaxoSmithKline plc(b)                                                                          24,334,639
   1,758,100   Group 4 Securicor plc(b)                                                                         4,615,603
     222,500   GUS plc(b)                                                                                       3,500,837
     227,400   iSOFT Group plc(b)                                                                               1,706,743
   2,231,838   Kingfisher plc(b)                                                                                9,791,934
   1,065,000   Lloyds TSB Group plc(b)                                                                          8,994,393
   1,449,600   Marks and Spencer Group plc(b)                                                                   9,336,816
     739,000   Pearson plc(b)                                                                                   8,681,032
     463,728   Reed Elsevier plc(b)                                                                             4,429,305
     513,751   Royal Bank of Scotland Group plc(b,f)                                                           15,469,235
     773,671   Shell Transport & Trading Company plc(b)                                                         7,491,481
     455,060   Tesco plc(b)                                                                                     2,592,562
     248,362   Unilever plc(b)                                                                                  2,389,455
     108,565   United Busines Media plc(b)                                                                        963,877
   8,073,345   Vodafone Group plc(b,f)                                                                         19,628,600
     981,320   WPP Group plc(b)                                                                                10,051,980
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                           152,273,285
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $725,311,421)                                                         767,898,643
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (15.5%)                 Interest Rate(g)     Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
 145,101,779   Thrivent Financial Securities Lending Trust                   3.220%              N/A         $145,101,779
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $145,101,779)                                                                     145,101,779
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.6%)                         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,995,000   Gillette Company                                                 3.340%         7/1/2005        $1,995,000
  13,085,000   New Center Asset Trust                                           3.400          7/1/2005        13,085,000
   9,126,806   Thrivent Money Market Portfolio                                  2.820               N/A         9,126,806
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                24,206,806
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $894,620,006)                                                         $937,207,228
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Non-income producing security.

(e) Denotes investments purchased on a when-issued basis.

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(g) The interest rate shown reflects the yield.

(h) Miscellaneous footnotes:
     ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.
     GDR -- Global Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing depository bank from more than one country.

The accompanying notes to the financial statements are an integral part of this schedule.


Partner All Cap Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (86.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (10.5%)
-------------------------------------------------------------------------------------------------------------------------
      25,450   Aeropostale, Inc.(b)                                                                              $855,120
      15,600   American Eagle Outfitters, Inc.                                                                    478,140
       9,900   Carnival Corporation                                                                               540,045
      17,400   Carters, Inc.(b,c)                                                                               1,015,812
      12,700   D.R. Horton, Inc.                                                                                  477,647
       5,200   eBay, Inc.(b)                                                                                      171,652
       9,300   Federated Department Stores, Inc.                                                                  681,504
       2,500   GameStop Corporation(b,c)                                                                           76,155
       5,000   Hovnanian Enterprises, Inc.(b,c)                                                                   326,000
       8,400   KB Home                                                                                            640,332
      19,788   News Corporation                                                                                   320,170
      13,700   Pennsylvania National Gaming, Inc.(b)                                                              500,050
      42,200   Pinnacle Entertainment, Inc.(b)                                                                    825,432
       6,700   Polo Ralph Lauren Corporation                                                                      288,837
       5,500   Royal Caribbean Cruises, Ltd.(c)                                                                   265,980
       6,800   Timberland Company(b)                                                                              263,296
      11,300   Urban Outfitters, Inc.(b)                                                                          640,597
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     8,366,769
=========================================================================================================================

Consumer Staples (8.7%)
-------------------------------------------------------------------------------------------------------------------------
      30,300   Altria Group, Inc.                                                                               1,959,198
      14,500   Avon Products, Inc.                                                                                548,825
      16,900   BJ's Wholesale Club, Inc.(b)                                                                       549,081
      10,600   Coca-Cola Company                                                                                  442,550
       7,500   Colgate-Palmolive Company                                                                          374,325
      26,100   Corn Products International, Inc.(c)                                                               620,136
      29,000   CVS Corporation                                                                                    843,030
       8,700   Molson Coors Brewing Company                                                                       539,400
       3,300   Procter & Gamble Company                                                                           174,075
      17,900   Wal-Mart Stores, Inc.                                                                              862,780
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,913,400
=========================================================================================================================

Energy (8.0%)
-------------------------------------------------------------------------------------------------------------------------
      21,100   Exxon Mobil Corporation                                                                          1,212,617
      13,000   Holly Corporation(c)                                                                               606,710
      33,600   Lone Star Technologies, Inc.(b)                                                                  1,528,800
      14,000   Quicksilver Resources, Inc.(b,c)                                                                   895,020
      11,700   Transocean, Inc.(b)                                                                                631,449
      11,600   Ultra Petroleum Corporation(b)                                                                     352,176
      15,000   Valero Energy Corporation                                                                        1,186,650
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,413,422
=========================================================================================================================

Financials (16.8%)
-------------------------------------------------------------------------------------------------------------------------
      15,300   ACE, Ltd.                                                                                          686,205
      17,300   Ambac Financial Group, Inc.                                                                      1,206,848
      18,300   American International Group, Inc.                                                               1,063,230
      55,400   Bank of America Corporation                                                                      2,526,794
         350   Berkshire Hathaway, Inc.(b)                                                                        974,225
       9,800   Citigroup, Inc.                                                                                    453,054
      36,198   Countrywide Financial Corporation                                                                1,397,605
      10,900   Endurance Specialty Holdings, Ltd.(b)                                                              412,238
       9,902   Fidelity National Financial, Inc.                                                                  353,402
      11,200   First American Corporation                                                                         449,568
       9,800   Golden West Financial Corporation                                                                  630,924
      28,764   J.P. Morgan Chase & Company                                                                      1,015,944
       5,400   MGIC Investment Corporation                                                                        352,188
       3,800   Nuveen Investments(c)                                                                              142,956
       4,200   PartnerRe, Ltd.                                                                                    270,564
       4,600   PMI Group, Inc.(c)                                                                                 179,308
       7,900   PXRE Group, Ltd.(b,c)                                                                              199,238
       6,900   Radian Group, Inc.                                                                                 325,818
      12,300   W.R. Berkley Corporation                                                                           438,864
       7,000   Westcorp                                                                                           366,940
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                13,445,913
=========================================================================================================================

Health Care (11.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,400   Aetna, Inc.                                                                                        364,408
       3,000   Affymetrix, Inc.(b,c)                                                                              161,790
      47,600   American Medical Systems Holdings, Inc.(b)                                                         982,940
      16,200   Amgen, Inc.(b)                                                                                     979,452
       3,600   Bausch & Lomb, Inc.                                                                                298,800
       4,500   Becton, Dickinson and Company                                                                      236,115
       4,500   Connetics Corporation(b,c)                                                                          79,380
      13,900   Cooper Companies, Inc.                                                                             845,954
      11,900   Cyberonics, Inc.(b,c)                                                                              516,341
       6,200   Dade Behring Holdings, Inc.                                                                        403,062
      12,500   DJ Orthopedics, Inc.(b)                                                                            342,875
       2,700   Guidant Corporation                                                                                181,710
       4,600   Haemonetics Corporation(b)                                                                         186,944
       5,300   Integra LifeSciences Holdings
               Corporation(b,c)                                                                                   154,760
      20,700   Johnson & Johnson                                                                                1,345,500
       4,700   Medtronic, Inc.                                                                                    243,413
       4,800   ResMed, Inc.(b,c)                                                                                  316,752
       7,700   Serologicals Corporation(b,c)                                                                      163,625
       7,600   Sierra Health Services, Inc.(b)                                                                    543,096
      13,800   UnitedHealth Group, Inc.                                                                           719,532
      14,700   WebMD Corporation(b,c)                                                                             150,969
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                9,217,418
=========================================================================================================================

Industrials (10.0%)
-------------------------------------------------------------------------------------------------------------------------
      22,700   BE Aerospace, Inc.(b,c)                                                                            354,801
      11,000   Bucyrus International, Inc.                                                                        417,780
       6,400   Burlington Northern Santa Fe Corporation                                                           301,312
       6,000   Caterpillar, Inc.                                                                                  571,860
      10,700   Deere & Company                                                                                    700,743
      24,300   Dryships, Inc.(b,c)                                                                                401,193
      22,500   EGL, Inc.(b,c)                                                                                     457,200
      44,000   Excel Maritime Carriers, Ltd.(b,c)                                                                 657,800
      18,700   Freightcar America, Inc.(b,c)                                                                      370,821
      35,500   General Electric Company                                                                         1,230,075
       8,200   Greenbrier Companies, Inc.                                                                         222,220
      14,700   Joy Global, Inc.                                                                                   493,773
      10,700   Manitowoc Company, Inc.                                                                            438,914
       8,400   Norfolk Southern Corporation                                                                       260,064
      10,400   Precision Castparts Corporation                                                                    810,160
      15,200   Shaw Group, Inc.(b)                                                                                326,952
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                8,015,668
=========================================================================================================================

Information Technology (12.7%)
-------------------------------------------------------------------------------------------------------------------------
       6,000   Adobe Systems, Inc.                                                                                171,720
      35,200   Akamai Technologies, Inc.(b,c)                                                                     462,176
      34,300   Apple Computer, Inc.(b)                                                                          1,262,583
      20,400   Citrix Systems, Inc.(b)                                                                            441,864
      10,500   Comverse Technology, Inc.(b)                                                                       248,325
       9,600   Digital River, Inc.(b,c)                                                                           304,800
       4,000   DST Systems, Inc.(b)                                                                               187,200
       5,100   Electronic Arts, Inc.(b)                                                                           288,711
       3,800   Google, Inc.(b)                                                                                  1,117,770
      12,600   Macromedia, Inc.(b)                                                                                481,572
      19,000   Marvell Technology Group, Ltd.(b)                                                                  722,760
      13,000   McAfee, Inc.(b)                                                                                    340,340
      36,600   Microsoft Corporation                                                                              909,144
      28,400   NVIDIA Corporation(b)                                                                              758,848
      22,500   Oracle Corporation(b)                                                                              297,000
      21,600   QUALCOMM, Inc.                                                                                     713,016
       9,100   Sigmatel, Inc.(b,c)                                                                                156,156
      13,000   Symantec Corporation(b)                                                                            282,620
      10,900   Tessera Technologies, Inc.(b,c)                                                                    364,169
      21,800   Trident Microsystems, Inc.(b,c)                                                                    494,642
       5,400   Yahoo!, Inc.(b)                                                                                    187,110
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    10,192,526
=========================================================================================================================

Materials (2.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,000   Dow Chemical Company                                                                               133,590
       2,200   Florida Rock Industries, Inc.                                                                      161,370
       5,300   Georgia-Pacific Corporation                                                                        168,540
       3,800   Great Lakes Chemical Corporation                                                                   119,586
       6,400   Monsanto Company                                                                                   402,368
       2,100   Nalco Holding Company(b)                                                                            41,223
       6,600   Newmont Mining Corporation                                                                         257,598
      21,000   Owens-Illinois, Inc.(b)                                                                            526,050
       8,500   Packaging Corporation of America                                                                   178,925
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,989,250
=========================================================================================================================

Telecommunications Services (2.7%)
-------------------------------------------------------------------------------------------------------------------------
      33,400   BellSouth Corporation                                                                              887,438
      38,300   Nextel Communications, Inc.(b)                                                                   1,237,473
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                2,124,911
=========================================================================================================================

Utilities (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       7,500   Dominion Resources, Inc.                                                                           550,425
      22,100   TXU Corporation                                                                                  1,836,289
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,386,714
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $60,362,297)                                                           69,065,991
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (12.3%)              Interest Rate(d)    Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   9,862,032   Thrivent Financial Securities Lending Trust                      3.220%              N/A        $9,862,032
         $70   U.S. Treasury Bills                                        Zero Coupon         9/15/2005                69
         125   U.S. Treasury Bonds                                             10.625         8/15/2015               199
       2,783   U.S. Treasury Bonds                                              8.750         5/15/2017             4,030
         904   U.S. Treasury Bonds                                              8.875         8/15/2017             1,345
         449   U.S. Treasury Bonds                                              8.125         8/15/2019               650
         188   U.S. Treasury Bonds                                              8.750         8/15/2020               289
         591   U.S. Treasury Bonds                                              6.250         8/15/2023               751
       1,962   U.S. Treasury Bonds                                              6.000         2/15/2026             2,462
         417   U.S. Treasury Bonds                                              5.500         8/15/2028               500
       2,835   U.S. Treasury Bonds                                              6.125         8/15/2029             3,685
          73   U.S. Treasury Notes                                              1.625         9/30/2005                73
         588   U.S. Treasury Notes                                              3.125         1/31/2007               591
       1,920   U.S. Treasury Notes                                              4.250         8/15/2014             1,997
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $9,878,673)                                                                         9,878,673
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.3%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,069,000   State Street Bank Repurchase Agreement(e)                        2.100%         7/1/2005        $1,069,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,069,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $71,309,970)                                                           $80,013,664
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the coupon rate, yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Repurchase agreement dated June 30, 2005,$1,069,062 maturing July 1, 2005,collateralized by $1,091,662 of Federal
    Home Loan Mortgage Corporation Medium Term Notes, 3.875% due January 12, 2009.

The accompanying notes to the financial statements are an integral part of this schedule.



Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (96.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.9%)
-------------------------------------------------------------------------------------------------------------------------
      42,600   Abercrombie & Fitch Company                                                                     $2,926,620
      54,000   Advance Auto Parts, Inc.(b)                                                                      3,485,700
     115,500   Apollo Group, Inc.(b)                                                                            9,034,410
     255,400   Bed Bath & Beyond, Inc.(b)                                                                      10,670,612
     184,700   Best Buy Company, Inc.                                                                          12,661,185
      99,600   Cablevision Systems New York Group(b,c)                                                          3,207,120
     381,500   Carnival Corporation                                                                            20,810,825
      51,700   Centex Corporation                                                                               3,653,639
     131,900   Cheesecake Factory, Inc.(b,c)                                                                    4,580,887
     336,500   Coach, Inc.(b)                                                                                  11,296,305
     292,695   Comcast Corporation(b)                                                                           8,766,215
      74,400   DreamWorks Animation SKG, Inc.(b)                                                                1,949,280
     784,900   eBay, Inc.(b)                                                                                   25,909,549
      44,500   Education Management Corporation(b)                                                              1,500,985
      53,800   Gravity Company, Ltd. ADR(b,c)                                                                     462,680
      62,200   Grupo Televisia SA ADR                                                                           3,861,998
      89,600   Harley-Davidson, Inc.(c)                                                                         4,444,160
      63,800   Harman International Industries, Inc.                                                            5,190,768
     111,400   Harrah's Entertainment, Inc.                                                                     8,028,598
     258,100   Hilton Hotels Corporation                                                                        6,155,685
     566,595   Home Depot, Inc.                                                                                22,040,546
     227,300   IAC/InterActiveCorp(b,c)                                                                         5,466,565
     191,200   International Game Technology                                                                    5,382,280
     121,400   J.C. Penney Company, Inc. (Holding
               Company)                                                                                         6,383,212
      91,200   KB Home                                                                                          6,952,176
     328,632   Kohl's Corporation(b)                                                                           18,373,815
      75,200   Lennar Corporation                                                                               4,771,440
     505,200   Liberty Media Corporation(b)                                                                     5,147,988
     359,300   Lowe's Companies, Inc.                                                                          20,918,446
      35,100   Marriott International, Inc.                                                                     2,394,522
     190,400   McDonald's Corporation                                                                           5,283,600
     114,300   McGraw-Hill Companies, Inc.                                                                      5,057,775
     147,600   MGM MIRAGE(b)                                                                                    5,842,008
     207,500   News Corporation ADR(c)                                                                          3,498,450
     136,200   NIKE, Inc.(d)                                                                                   11,794,920
      63,700   PETsMART, Inc.                                                                                   1,933,295
      75,300   Pulte Homes, Inc.                                                                                6,344,025
      25,500   Royal Caribbean Cruises, Ltd.                                                                    1,233,180
     559,600   Staples, Inc.                                                                                   11,930,672
     309,400   Starbucks Corporation(b)                                                                        15,983,604
     238,000   Starwood Hotels & Resorts Worldwide, Inc.                                                       13,939,660
      45,000   Station Casinos, Inc.                                                                            2,988,000
     388,300   Target Corporation                                                                              21,127,403
     572,705   Time Warner, Inc.(b)                                                                             9,569,901
      96,100   TJX Companies, Inc.                                                                              2,340,035
     151,750   Univision Communications, Inc.(b)                                                                4,180,712
     167,045   Viacom, Inc.                                                                                     5,348,781
     396,300   Walt Disney Company                                                                              9,978,834
      33,000   Whirlpool Corporation                                                                            2,313,630
     233,000   XM Satellite Radio Holdings, Inc.(b,c)                                                           7,842,780
     107,600   Yum! Brands, Inc.                                                                                5,603,808
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   400,563,284
=========================================================================================================================

Consumer Staples (7.9%)
-------------------------------------------------------------------------------------------------------------------------
     116,100   Altria Group, Inc.                                                                               7,507,026
     157,700   Avon Products, Inc.                                                                              5,968,945
     221,550   Coca-Cola Company                                                                                9,249,712
     160,900   Colgate-Palmolive Company                                                                        8,030,519
      43,200   Constellation Brands, Inc.(b,c)                                                                  1,274,400
     444,100   CVS Corporation                                                                                 12,909,987
     357,600   Gillette Company                                                                                18,105,288
     562,350   PepsiCo, Inc.                                                                                   30,327,536
     625,300   Procter & Gamble Company                                                                        32,984,575
     207,700   SYSCO Corporation                                                                                7,516,663
     551,700   Wal-Mart Stores, Inc.                                                                           26,591,940
     368,100   Walgreen Company                                                                                16,928,919
     143,200   William Wrigley Jr. Company                                                                      9,857,888
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         187,253,398
=========================================================================================================================

Energy (5.2%)
-------------------------------------------------------------------------------------------------------------------------
     113,794   Apache Corporation                                                                               7,351,092
      78,200   Arch Coal, Inc.(c)                                                                               4,259,554
     124,500   Baker Hughes, Inc.                                                                               6,369,420
      56,100   BJ Services Company                                                                              2,944,128
      96,200   BP plc                                                                                           6,000,956
      67,000   Burlington Resources, Inc.(c)                                                                    3,701,080
      23,800   Devon Energy Corporation                                                                         1,206,184
     104,100   ENSCO International, Inc.                                                                        3,721,575
     104,500   EOG Resources, Inc.                                                                              5,935,600
     274,800   Exxon Mobil Corporation                                                                         15,792,756
     194,600   Halliburton Company                                                                              9,305,772
     104,600   Nabors Industries, Ltd.(b)                                                                       6,340,852
      68,400   National Oilwell Varco, Inc.(b)                                                                  3,251,736
      44,100   Noble Corporation                                                                                2,712,591
     139,100   Peabody Energy Corporation                                                                       7,238,764
     169,800   Schlumberger, Ltd.                                                                              12,894,612
      95,865   Smith International, Inc.                                                                        6,106,600
     203,700   Transocean, Inc.(b,c)                                                                           10,993,689
      17,200   Valero Energy Corporation(c)                                                                     1,360,692
     181,833   XTO Energy, Inc.                                                                                 6,180,504
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                   123,668,157
=========================================================================================================================

Financials (9.5%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   AFLAC, Inc.                                                                                      3,246,000
     309,550   American Express Company                                                                        16,477,346
     355,600   American International Group, Inc.                                                              20,660,360
      86,400   Aspen Insurance Holdings, Ltd.                                                                   2,381,184
     125,000   Bank of America Corporation                                                                      5,701,250
      54,200   Bear Stearns Companies, Inc.                                                                     5,633,548
     113,500   Capital One Financial Corporation                                                                9,081,135
     398,000   Charles Schwab Corporation                                                                       4,489,440
      20,500   Chicago Mercantile Exchange(c)                                                                   6,057,750
     408,800   Citigroup, Inc.                                                                                 18,898,824
     195,600   Countrywide Financial Corporation                                                                7,552,116
      90,600   E*TRADE Financial Corporation(b)                                                                 1,267,494
     118,600   Federal Home Loan Mortgage Corporation                                                           7,736,278
     109,600   Franklin Resources, Inc.                                                                         8,437,008
     117,000   Golden West Financial Corporation                                                                7,532,460
     174,700   Goldman Sachs Group, Inc.                                                                       17,822,894
      76,050   Legg Mason, Inc.                                                                                 7,917,566
      80,900   Lehman Brothers Holdings, Inc.                                                                   8,031,752
     207,000   MBNA Corporation                                                                                 5,415,120
     183,200   Merrill Lynch & Company, Inc.                                                                   10,077,832
      59,400   Moody's Corporation                                                                              2,670,624
      85,200   Morgan Stanley and Company                                                                       4,470,444
      65,600   Northern Trust Corporation                                                                       2,990,704
     128,800   Prudential Financial, Inc.                                                                       8,457,008
     242,650   SLM Corporation                                                                                 12,326,620
     177,200   State Street Corporation                                                                         8,549,900
      60,300   T. Rowe Price Group, Inc.                                                                        3,774,780
     109,400   Wells Fargo & Company                                                                            6,736,852
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               224,394,289
=========================================================================================================================

Health Care (20.6%)
-------------------------------------------------------------------------------------------------------------------------
     301,550   Abbott Laboratories                                                                             14,778,966
     168,400   Aetna, Inc.                                                                                     13,946,888
     135,300   Alcon, Inc.                                                                                     14,795,055
     574,000   Amgen, Inc.(b)                                                                                  34,704,040
      68,900   Biogen Idec, Inc.(b)                                                                             2,373,605
     123,500   Biomet, Inc.                                                                                     4,278,040
     139,300   Boston Scientific Corporation(b)                                                                 3,761,100
      52,800   C.R. Bard, Inc.                                                                                  3,511,728
     377,264   Caremark Rx, Inc.(b)                                                                            16,795,793
      59,600   Celgene Corporation(b,c)                                                                         2,429,892
     141,600   Community Health Systems, Inc.(b)                                                                5,351,064
      17,000   Coventry Health Care, Inc.(b)                                                                    1,202,750
     159,400   Eli Lilly and Company                                                                            8,880,174
     117,500   Fisher Scientific International, Inc.(b)                                                         7,625,750
     505,900   Genentech, Inc.(b)                                                                              40,613,652
     133,400   Genzyme Corporation(b)                                                                           8,016,006
     452,700   Gilead Sciences, Inc.(b)                                                                        19,914,273
     170,400   IVAX Corporation(b)                                                                              3,663,600
     909,100   Johnson & Johnson                                                                               59,091,500
      79,500   Laboratory Corporation of America
               Holdings(b)                                                                                      3,967,050
     519,700   Medtronic, Inc.                                                                                 26,915,263
      88,500   Novartis AG ADR(c)                                                                               4,198,440
   1,166,455   Pfizer, Inc.                                                                                    32,170,829
      93,800   Quest Diagnostics, Inc.(c)                                                                       4,996,726
      66,500   Sanofi-Aventis ADR                                                                               2,725,835
     420,700   Schering-Plough Corporation                                                                      8,018,542
      68,700   Sepracor, Inc.(b)                                                                                4,122,687
     417,100   St. Jude Medical, Inc.(b)                                                                       18,189,731
      58,250   Stryker Corporation(c)                                                                           2,770,370
     282,300   Teva Pharmaceutical Industries, Ltd.(c)                                                          8,790,822
   1,020,200   UnitedHealth Group, Inc.                                                                        53,193,228
      84,100   Varian Medical Systems, Inc.(b)                                                                  3,139,453
     259,300   WellPoint, Inc.(b)                                                                              18,057,652
     340,900   Wyeth                                                                                           15,170,050
     194,100   Zimmer Holdings, Inc.(b)                                                                        14,784,597
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              486,945,151
=========================================================================================================================

Industrials (7.9%)
-------------------------------------------------------------------------------------------------------------------------
     137,600   3M Company                                                                                       9,948,480
     487,700   AMR Corporation(b,c)                                                                             5,906,047
     123,700   Boeing Company                                                                                   8,164,200
      74,000   Burlington Northern Santa Fe Corporation                                                         3,483,920
     163,700   Caterpillar, Inc.                                                                               15,602,247
     167,600   Danaher Corporation                                                                              8,772,184
      69,900   Deere & Company                                                                                  4,577,751
     118,800   FedEx Corporation                                                                                9,623,988
      65,200   General Dynamics Corporation                                                                     7,142,008
   1,384,700   General Electric Company                                                                        47,979,855
     154,500   Honeywell International, Inc.                                                                    5,659,335
      66,900   L-3 Communications Holdings, Inc.                                                                5,123,202
     107,500   Robert Half International, Inc.                                                                  2,684,275
      46,300   Rockwell Automation, Inc.                                                                        2,255,273
      76,900   Textron, Inc.                                                                                    5,832,865
     594,200   Tyco International, Ltd.                                                                        17,350,640
      50,500   Union Pacific Corporation                                                                        3,272,400
      96,500   United Parcel Service, Inc.                                                                      6,673,940
     305,000   United Technologies Corporation                                                                 15,661,750
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              185,714,360
=========================================================================================================================

Information Technology (25.8%)
-------------------------------------------------------------------------------------------------------------------------
     114,700   Accenture, Ltd.(b)                                                                               2,600,249
     341,200   Adobe Systems, Inc.                                                                              9,765,144
     398,700   Altera Corporation(b)                                                                            7,902,234
     150,200   Amdocs, Ltd.(b)                                                                                  3,969,786
     259,200   Analog Devices, Inc.                                                                             9,670,752
     254,800   Apple Computer, Inc.(b)                                                                          9,379,188
     604,550   Applied Materials, Inc.                                                                          9,781,619
     112,600   Automatic Data Processing, Inc.                                                                  4,725,822
     153,400   Broadcom Corporation(b)                                                                          5,447,234
   2,413,500   Cisco Systems, Inc.(b)                                                                          46,121,985
     122,700   Citrix Systems, Inc.(b)                                                                          2,657,682
      85,400   Cognizant Technology Solutions
               Corporation(b,c)                                                                                 4,024,902
     223,500   Comverse Technology, Inc.(b)                                                                     5,285,775
     388,000   Corning, Inc.(b)                                                                                 6,448,560
     180,000   Cypress Semiconductor Corporation(b,c)                                                           2,266,200
   1,475,500   Dell, Inc.(b)                                                                                   58,297,005
     346,470   Electronic Arts, Inc.(b)                                                                        19,613,667
   1,404,900   EMC Corporation(b)                                                                              19,261,179
     230,850   First Data Corporation                                                                           9,266,319
      79,102   Google, Inc.(b)                                                                                 23,267,853
      60,100   Infosys Technologies, Ltd. ADR(c)                                                                4,655,947
   1,572,850   Intel Corporation                                                                               40,988,471
     130,800   International Business Machines
               Corporation                                                                                      9,705,360
      82,000   Intuit, Inc.(b)                                                                                  3,699,020
     449,500   Juniper Networks, Inc.(b)                                                                       11,318,410
     225,500   Linear Technology Corporation                                                                    8,273,595
   1,626,500   Lucent Technologies, Inc.(b,c)                                                                   4,733,115
     208,000   Marvell Technology Group, Ltd.(b)                                                                7,912,320
     181,200   Maxim Integrated Products, Inc.                                                                  6,923,652
   2,167,500   Microsoft Corporation                                                                           53,840,700
     799,800   Motorola, Inc.                                                                                  14,604,348
     471,600   Nasdaq (100) Trust(c)                                                                           17,350,164
     251,400   Network Appliance, Inc.(b)                                                                       7,107,078
     602,420   Nokia Oyj ADR                                                                                   10,024,269
   1,646,200   Oracle Corporation(b)                                                                           21,729,840
     255,500   Parametric Technology Corporation(b,c)                                                           1,630,090
     297,800   Paychex, Inc.                                                                                    9,690,412
     747,800   QUALCOMM, Inc.                                                                                  24,684,878
      79,200   Research in Motion, Ltd.(b,c)                                                                    5,841,000
     139,900   SAP AG                                                                                           6,057,670
     782,300   Symantec Corporation(b,c)                                                                       17,007,202
     709,300   Texas Instruments, Inc.                                                                         19,910,051
     370,600   VeriSign, Inc.(b)                                                                               10,658,456
     125,400   webMethods, Inc.(b)                                                                                702,240
     924,100   Yahoo!, Inc.(b)                                                                                 32,020,065
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   610,821,508
=========================================================================================================================

Materials (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      70,700   Air Products and Chemicals, Inc.                                                                 4,263,210
      73,800   Dow Chemical Company                                                                             3,286,314
      99,900   Ecolab, Inc.(c)                                                                                  3,232,764
     133,000   Monsanto Company                                                                                 8,361,710
      52,000   Phelps Dodge Corporation                                                                         4,810,000
     115,900   Praxair, Inc.                                                                                    5,400,940
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 29,354,938
=========================================================================================================================

Telecommunications Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     101,600   ALLTEL Corporation(c)                                                                            6,327,648
     117,400   America Movil SA de CV ADR(b)                                                                    6,998,214
     179,300   American Tower Corporation(b,c)                                                                  3,768,886
     170,400   Nextel Communications, Inc.(b)                                                                   5,505,624
     425,000   Sprint Corporation                                                                              10,663,250
     138,650   Vodafone Group plc ADR(c)                                                                        3,371,968
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               36,635,590
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,101,085,258)                                                     2,285,350,675
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (3.0%)                   Interest Rate(e)     Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
  71,850,661   Thrivent Financial Securities Lending Trust                         3.220%          N/A        $71,850,661
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $71,850,661)                                                                       71,850,661
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (0.5%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   9,468,801   Thrivent Money Market Portfolio                                  2.820%              N/A        $9,468,801
  $1,190,000   UBS Finance                                                      3.390          7/1/2005         1,190,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,658,801
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,183,594,720)                                                     $2,367,860,137
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At June 30, 2005, 18,200 shares of NIKE, Inc. common stock valued at $1,576,120 were earmarked as collateral to cover call options written as follows:


                 Number of       Exercise           Expiration                          Unrealized
   Call Options  Contracts       Price              Date             Value              Loss
 -------------------------------------------------------------------------------------------------------------------------
 NIKE, Inc.     182             $85                July 2005        $(43,680)          $8,304

(e) The interest rate shown reflects the yield.

(f) Miscellaneous footnote:
     ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.




Large Cap Growth Portfolio II
Schedule of Investments as of June 30, 2005 (unaudited)(a)

      Shares   Common Stock (97.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (17.1%)
-------------------------------------------------------------------------------------------------------------------------
         800   Abercrombie & Fitch Company                                                                        $54,960
       1,000   Advance Auto Parts, Inc.(b)                                                                         64,550
       2,090   Apollo Group, Inc.(b)                                                                              163,480
       4,700   Bed Bath & Beyond, Inc.(b)                                                                         196,366
       3,570   Best Buy Company, Inc.                                                                             244,724
       1,800   Cablevision Systems New York Group(b,c)                                                             57,960
       7,050   Carnival Corporation                                                                               384,578
       1,000   Centex Corporation                                                                                  70,670
       2,450   Cheesecake Factory, Inc.(b)                                                                         85,088
       6,100   Coach, Inc.(b)                                                                                     204,777
       5,410   Comcast Corporation(b)                                                                             162,030
       1,400   DreamWorks Animation SKG, Inc.(b)                                                                   36,680
      14,460   eBay, Inc.(b)                                                                                      477,325
         800   Education Management Corporation(b)                                                                 26,984
         950   Gravity Company, Ltd. ADR(b)                                                                         8,170
       1,100   Grupo Televisia SA ADR                                                                              68,299
       1,600   Harley-Davidson, Inc.                                                                               79,360
       1,200   Harman International Industries, Inc.                                                               97,632
       2,000   Harrah's Entertainment, Inc.                                                                       144,140
       4,700   Hilton Hotels Corporation                                                                          112,095
      10,390   Home Depot, Inc.                                                                                   404,171
       4,180   IAC/InterActiveCorp(b,c)                                                                           100,529
       3,500   International Game Technology                                                                       98,525
       2,200   J.C. Penney Company, Inc. (Holding
               Company)                                                                                           115,676
       1,700   KB Home                                                                                            129,591
       6,055   Kohl's Corporation(b)                                                                              338,535
       1,400   Lennar Corporation                                                                                  88,830
       9,300   Liberty Media Corporation(b)                                                                        94,767
       6,600   Lowe's Companies, Inc.                                                                             384,252
         600   Marriott International, Inc.                                                                        40,932
       3,500   McDonald's Corporation                                                                              97,125
       2,100   McGraw-Hill Companies, Inc.                                                                         92,925
       2,700   MGM MIRAGE(b)                                                                                      106,866
       3,800   News Corporation ADR(c)                                                                             64,068
       2,490   NIKE, Inc.(d)                                                                                      215,634
       1,200   PETsMART, Inc.                                                                                      36,420
       1,400   Pulte Homes, Inc.                                                                                  117,950
         500   Royal Caribbean Cruises, Ltd.                                                                       24,180
      10,230   Staples, Inc.                                                                                      218,104
       5,700   Starbucks Corporation(b)                                                                           294,462
       4,360   Starwood Hotels & Resorts Worldwide, Inc.                                                          255,365
         800   Station Casinos, Inc.                                                                               53,120
       7,120   Target Corporation                                                                                 387,399
      10,520   Time Warner, Inc.(b)                                                                               175,789
       1,800   TJX Companies, Inc.                                                                                 43,830
       2,760   Univision Communications, Inc.(b)                                                                   76,038
       3,070   Viacom, Inc.                                                                                        98,301
       7,310   Walt Disney Company                                                                                184,066
         600   Whirlpool Corporation                                                                               42,066
       4,300   XM Satellite Radio Holdings, Inc.(b,c)                                                             144,738
       2,000   Yum! Brands, Inc.                                                                                  104,160
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,368,282
=========================================================================================================================

Consumer Staples (8.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,150   Altria Group, Inc.                                                                                 139,019
       2,910   Avon Products, Inc.                                                                                110,144
       4,000   Coca-Cola Company                                                                                  167,000
       3,000   Colgate-Palmolive Company                                                                          149,730
         800   Constellation Brands, Inc.(b)                                                                       23,600
       8,200   CVS Corporation                                                                                    238,374
       6,400   Gillette Company                                                                                   324,032
      10,320   PepsiCo, Inc.                                                                                      556,558
      11,520   Procter & Gamble Company                                                                           607,680
       3,860   SYSCO Corporation                                                                                  139,693
      10,140   Wal-Mart Stores, Inc.                                                                              488,748
       6,740   Walgreen Company                                                                                   309,973
       2,600   William Wrigley Jr. Company                                                                        178,984
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,433,535
=========================================================================================================================

Energy (5.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,050   Apache Corporation                                                                                 132,430
       1,400   Arch Coal, Inc.(c)                                                                                  76,258
       2,250   Baker Hughes, Inc.                                                                                 115,110
       1,000   BJ Services Company                                                                                 52,480
       1,800   BP plc                                                                                             112,284
       1,200   Burlington Resources, Inc.                                                                          66,288
         400   Devon Energy Corporation                                                                            20,272
       1,900   ENSCO International, Inc.                                                                           67,925
       1,900   EOG Resources, Inc.                                                                                107,920
       5,050   Exxon Mobil Corporation                                                                            290,224
       3,600   Halliburton Company                                                                                172,152
       1,950   Nabors Industries, Ltd.(b)                                                                         118,209
       1,300   National Oilwell Varco, Inc.(b)                                                                     61,802
         800   Noble Corporation                                                                                   49,208
       2,600   Peabody Energy Corporation                                                                         135,304
       3,100   Schlumberger, Ltd.                                                                                 235,414
       1,800   Smith International, Inc.                                                                          114,660
       3,700   Transocean, Inc.(b)                                                                                199,689
         300   Valero Energy Corporation                                                                           23,733
       3,366   XTO Energy, Inc.                                                                                   114,410
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,265,772
=========================================================================================================================

Financials (9.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,400   AFLAC, Inc.                                                                                         60,592
       5,730   American Express Company                                                                           305,008
       6,530   American International Group, Inc.                                                                 379,393
       1,600   Aspen Insurance Holdings, Ltd.                                                                      44,096
       2,300   Bank of America Corporation                                                                        104,903
       1,000   Bear Stearns Companies, Inc.                                                                       103,940
       2,100   Capital One Financial Corporation                                                                  168,021
       7,250   Charles Schwab Corporation                                                                          81,780
         350   Chicago Mercantile Exchange                                                                        103,425
       7,500   Citigroup, Inc.                                                                                    346,725
       3,600   Countrywide Financial Corporation                                                                  138,996
       1,700   E*TRADE Financial Corporation(b)                                                                    23,783
       2,200   Federal Home Loan Mortgage Corporation                                                             143,506
       2,000   Franklin Resources, Inc.                                                                           153,960
       2,200   Golden West Financial Corporation                                                                  141,636
       3,200   Goldman Sachs Group, Inc.                                                                          326,464
       1,400   Legg Mason, Inc.                                                                                   145,754
       1,450   Lehman Brothers Holdings, Inc.                                                                     143,956
       3,780   MBNA Corporation                                                                                    98,885
       3,350   Merrill Lynch & Company, Inc.                                                                      184,284
       1,000   Moody's Corporation                                                                                 44,960
       1,600   Morgan Stanley and Company                                                                          83,952
       1,200   Northern Trust Corporation                                                                          54,708
       2,300   Prudential Financial, Inc.                                                                         151,018
       4,410   SLM Corporation                                                                                    224,028
       3,300   State Street Corporation                                                                           159,225
       1,100   T. Rowe Price Group, Inc.                                                                           68,860
       2,000   Wells Fargo & Company                                                                              123,160
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,109,018
=========================================================================================================================

Health Care (20.7%)
-------------------------------------------------------------------------------------------------------------------------
       5,540   Abbott Laboratories                                                                                271,515
       3,100   Aetna, Inc.                                                                                        256,742
       2,500   Alcon, Inc.                                                                                        273,375
      10,560   Amgen, Inc.(b)                                                                                     638,458
       1,250   Biogen Idec, Inc.(b)                                                                                43,062
       2,300   Biomet, Inc.                                                                                        79,672
       2,600   Boston Scientific Corporation(b)                                                                    70,200
       1,000   C.R. Bard, Inc.                                                                                     66,510
       6,905   Caremark Rx, Inc.(b)                                                                               307,411
       1,100   Celgene Corporation(b,c)                                                                            44,847
       2,600   Community Health Systems, Inc.(b)                                                                   98,254
         300   Coventry Health Care, Inc.(b)                                                                       21,225
       2,940   Eli Lilly and Company                                                                              163,787
       2,200   Fisher Scientific International, Inc.(b)                                                           142,780
       9,300   Genentech, Inc.(b)                                                                                 746,604
       2,410   Genzyme Corporation(b)                                                                             144,817
       8,300   Gilead Sciences, Inc.(b)                                                                           365,117
       3,100   IVAX Corporation(b)                                                                                 66,650
      16,730   Johnson & Johnson                                                                                1,087,445
       1,500   Laboratory Corporation of America
               Holdings(b)                                                                                         74,850
       9,520   Medtronic, Inc.                                                                                    493,041
       1,600   Novartis AG ADR                                                                                     75,904
      21,370   Pfizer, Inc.                                                                                       589,385
       1,800   Quest Diagnostics, Inc.                                                                             95,886
       1,200   Sanofi-Aventis ADR                                                                                  49,188
       7,700   Schering-Plough Corporation                                                                        146,762
       1,250   Sepracor, Inc.(b)                                                                                   75,012
       7,600   St. Jude Medical, Inc.(b)                                                                          331,436
       1,100   Stryker Corporation                                                                                 52,316
       5,200   Teva Pharmaceutical Industries, Ltd.                                                               161,928
      18,600   UnitedHealth Group, Inc.                                                                           969,804
       1,500   Varian Medical Systems, Inc.(b)                                                                     55,995
       4,800   WellPoint, Inc.(b)                                                                                 334,272
       6,280   Wyeth                                                                                              279,460
       3,550   Zimmer Holdings, Inc.(b)                                                                           270,404
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,944,114
=========================================================================================================================

Industrials (7.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,490   3M Company                                                                                         180,027
       9,000   AMR Corporation(b,c)                                                                               108,990
       2,300   Boeing Company                                                                                     151,800
       1,350   Burlington Northern Santa Fe Corporation                                                            63,558
       3,000   Caterpillar, Inc.                                                                                  285,930
       3,020   Danaher Corporation                                                                                158,067
       1,300   Deere & Company                                                                                     85,137
       2,220   FedEx Corporation                                                                                  179,842
       1,250   General Dynamics Corporation                                                                       136,925
      25,410   General Electric Company                                                                           880,456
       2,800   Honeywell International, Inc.                                                                      102,564
       1,200   L-3 Communications Holdings, Inc.                                                                   91,896
       2,000   Robert Half International, Inc.                                                                     49,940
         900   Rockwell Automation, Inc.                                                                           43,839
       1,400   Textron, Inc.                                                                                      106,190
      10,890   Tyco International, Ltd.                                                                           317,988
         900   Union Pacific Corporation                                                                           58,320
       1,770   United Parcel Service, Inc.                                                                        122,413
       5,600   United Technologies Corporation                                                                    287,560
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,411,442
=========================================================================================================================

Information Technology (26.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,150   Accenture, Ltd.(b)                                                                                  48,740
       6,300   Adobe Systems, Inc.                                                                                180,306
       7,300   Altera Corporation(b)                                                                              144,686
       2,800   Amdocs, Ltd.(b)                                                                                     74,004
       4,810   Analog Devices, Inc.                                                                               179,461
       4,700   Apple Computer, Inc.(b)                                                                            173,007
      11,120   Applied Materials, Inc.                                                                            179,922
       2,100   Automatic Data Processing, Inc.                                                                     88,137
       2,800   Broadcom Corporation(b)                                                                             99,428
      44,470   Cisco Systems, Inc.(b)                                                                             849,822
       2,300   Citrix Systems, Inc.(b)                                                                             49,818
       1,550   Cognizant Technology Solutions
               Corporation(b)                                                                                      73,052
       4,100   Comverse Technology, Inc.(b)                                                                        96,965
       7,080   Corning, Inc.(b)                                                                                   117,670
       3,300   Cypress Semiconductor Corporation(b,c)                                                              41,547
      26,970   Dell, Inc.(b)                                                                                    1,065,585
       6,400   Electronic Arts, Inc.(b)                                                                           362,304
      25,800   EMC Corporation(b)                                                                                 353,718
       4,250   First Data Corporation                                                                             170,595
       1,450   Google, Inc.(b)                                                                                    426,518
       1,100   Infosys Technologies, Ltd. ADR(c)                                                                   85,217
      28,850   Intel Corporation                                                                                  751,831
       2,400   International Business Machines
               Corporation                                                                                        178,080
       1,500   Intuit, Inc.(b)                                                                                     67,665
       8,250   Juniper Networks, Inc.(b)                                                                          207,735
       4,130   Linear Technology Corporation                                                                      151,530
      29,900   Lucent Technologies, Inc.(b,c)                                                                      87,009
       3,800   Marvell Technology Group, Ltd.(b)                                                                  144,552
       3,380   Maxim Integrated Products, Inc.                                                                    129,150
      39,770   Microsoft Corporation                                                                              987,887
      14,700   Motorola, Inc.                                                                                     268,422
       8,700   Nasdaq (100) Trust(c)                                                                              320,073
       4,600   Network Appliance, Inc.(b)                                                                         130,042
      11,130   Nokia Oyj ADR                                                                                      185,203
      30,200   Oracle Corporation(b)                                                                              398,640
       4,700   Parametric Technology Corporation(b)                                                                29,986
       5,500   Paychex, Inc.                                                                                      178,970
      13,700   QUALCOMM, Inc.                                                                                     452,237
       1,500   Research in Motion, Ltd.(b)                                                                        110,625
       2,600   SAP AG                                                                                             112,580
      14,320   Symantec Corporation(b)                                                                            311,317
      13,000   Texas Instruments, Inc.                                                                            364,910
       6,800   VeriSign, Inc.(b)                                                                                  195,568
       2,300   webMethods, Inc.(b)                                                                                 12,880
      17,000   Yahoo!, Inc.(b)                                                                                    589,050
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    11,226,444
=========================================================================================================================

Materials (1.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   Air Products and Chemicals, Inc.                                                                    78,390
       1,400   Dow Chemical Company                                                                                62,342
       1,800   Ecolab, Inc.                                                                                        58,248
       2,450   Monsanto Company                                                                                   154,032
         950   Phelps Dodge Corporation                                                                            87,875
       2,100   Praxair, Inc.                                                                                       97,860
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    538,747
=========================================================================================================================

Telecommunications Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,850   ALLTEL Corporation                                                                                 115,218
       2,100   America Movil SA de CV ADR(b,c)                                                                    125,181
       3,300   American Tower Corporation(b,c)                                                                     69,366
       3,150   Nextel Communications, Inc.(b)                                                                     101,776
       7,800   Sprint Corporation                                                                                 195,702
       2,500   Vodafone Group plc ADR                                                                              60,800
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  668,043
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $39,141,699)                                                           41,965,397
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (2.5%)                   Interest Rate(e)     Maturity Date    Value
-------------------------------------------------------------------------------------------------------------------------
   1,082,330   Thrivent Financial Securities Lending Trust                    3.220%               N/A         $1,082,330
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $1,082,330)                                                                         1,082,330
=========================================================================================================================
      Shares   Short-Term Investments (0.2%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      80,181   Thrivent Money Market Portfolio                                  2.820%              N/A           $80,181
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                    80,181
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $40,304,210)                                                           $43,127,908
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At June 30, 2005, 500 shares of NIKE, Inc. common stock valued at $43,300 were earmarked as collateral to cover call options written as follows:


                 Number of       Exercise           Expiration                          Unrealized
   Call Options  Contracts       Price              Date             Value              Loss
-------------------------------------------------------------------------------------------------------------------------
  NIKE, Inc.      5              $85                July 2005        $(1,200)           $228

(e) The interest rate shown reflects the yield.

(f) Miscellaneous footnote:
     ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.




Partner Growth Stock Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)

      Shares   Common Stock (92.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (17.6%)
-------------------------------------------------------------------------------------------------------------------------
      17,000   Apollo Group, Inc.(b)                                                                           $1,329,740
      16,550   Best Buy Company, Inc.                                                                           1,134,502
      28,000   Carnival Corporation                                                                             1,527,400
      42,100   Comcast Corporation(b)                                                                           1,260,895
      12,600   E.W. Scripps Company                                                                               614,880
      11,800   eBay, Inc.(b)                                                                                      389,518
      14,100   EchoStar Communications Corporation                                                                425,115
      14,000   Family Dollar Stores, Inc.                                                                         365,400
       5,600   Harman International Industries, Inc.                                                              455,616
      32,400   Home Depot, Inc.                                                                                 1,260,360
      19,700   IAC/InterActiveCorp(b,c)                                                                           473,785
      14,900   Industria de Diseno Textil SA
               (Inditex)(b,c,d)                                                                                   382,887
      33,000   International Game Technology(c)                                                                   928,950
      27,100   Kohl's Corporation(b)                                                                            1,515,161
     166,632   Liberty Media Corporation(b)                                                                     1,697,980
       6,600   MGM MIRAGE(b)                                                                                      261,228
      85,100   News Corporation                                                                                 1,376,918
      25,100   PETsMART, Inc.                                                                                     761,785
      16,700   Rogers Communications, Inc.(c)                                                                     549,096
      31,100   Target Corporation                                                                               1,692,151
      67,000   Time Warner, Inc.(b)                                                                             1,119,570
      34,000   Univision Communications, Inc.(b)                                                                  936,700
      18,600   Viacom, Inc.                                                                                       595,572
      12,500   Wynn Resorts, Ltd.(b,c)                                                                            590,875
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    21,646,084
=========================================================================================================================

Consumer Staples (5.7%)
-------------------------------------------------------------------------------------------------------------------------
      10,300   Coca-Cola Company                                                                                  430,025
      21,400   Gillette Company                                                                                 1,083,482
       8,300   PepsiCo, Inc.                                                                                      447,619
      22,000   SYSCO Corporation(c)                                                                               796,180
      52,000   Wal-Mart de Mexico SA de CV(b)                                                                     211,633
       8,300   Wal-Mart de Mexico SA de CV ADR(c)                                                                 336,761
      56,100   Wal-Mart Stores, Inc.                                                                            2,704,020
      20,100   Walgreen Company                                                                                   924,399
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,934,119
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
      27,500   Baker Hughes, Inc.                                                                               1,406,900
      23,400   Exxon Mobil Corporation                                                                          1,344,798
      21,300   Schlumberger, Ltd.                                                                               1,617,522
       6,500   Total SA(b,d)                                                                                    1,521,053
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     5,890,273
=========================================================================================================================

Financials (17.8%)
-------------------------------------------------------------------------------------------------------------------------
      10,500   ACE, Ltd.                                                                                          470,925
      28,300   American Express Company                                                                         1,506,409
      46,100   American International Group, Inc.                                                               2,678,410
      30,000   Ameritrade Holding Corporation(b)                                                                  557,700
      62,400   Anglo Irish Bank Corporation plc(b,d)                                                              772,550
      67,100   Charles Schwab Corporation                                                                         756,888
      74,900   Citigroup, Inc.                                                                                  3,462,629
      11,500   Countrywide Financial Corporation                                                                  444,015
       8,700   Franklin Resources, Inc.                                                                           669,726
      15,600   Genworth Financial, Inc.                                                                           471,588
       4,900   Goldman Sachs Group, Inc.                                                                          499,898
      17,400   Hartford Financial Services Group, Inc.                                                          1,301,172
      10,900   Marsh & McLennan Companies, Inc.                                                                   301,930
      18,400   Merrill Lynch & Company, Inc.                                                                    1,012,184
      23,700   Northern Trust Corporation                                                                       1,080,483
      24,300   SLM Corporation                                                                                  1,234,440
      42,000   State Street Corporation                                                                         2,026,500
      29,800   U.S. Bancorp                                                                                       870,160
      22,400   UBS AG(b,c,d)                                                                                    1,746,195
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                21,863,802
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
      24,400   Amgen, Inc.(b)                                                                                   1,475,224
       7,000   Biogen Idec, Inc.(b)                                                                               241,150
      19,300   Biomet, Inc.                                                                                       668,552
      11,300   Caremark Rx, Inc.(b)                                                                               503,076
      12,700   Genentech, Inc.(b)                                                                               1,019,556
      22,800   Gilead Sciences, Inc.(b)                                                                         1,002,972
      17,300   Johnson & Johnson                                                                                1,124,500
      19,400   Medtronic, Inc.                                                                                  1,004,726
      33,940   Pfizer, Inc.                                                                                       936,065
       5,700   St. Jude Medical, Inc.(b)                                                                          248,577
      14,200   Stryker Corporation                                                                                675,352
      20,400   Teva Pharmaceutical Industries, Ltd.(c)                                                            635,256
      52,400   UnitedHealth Group, Inc.                                                                         2,732,136
      30,500   WellPoint, Inc.(b)                                                                               2,124,020
      13,900   Wyeth                                                                                              618,550
       3,000   Zimmer Holdings, Inc.(b)                                                                           228,510
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               15,238,222
=========================================================================================================================

Industrials (7.5%)
-------------------------------------------------------------------------------------------------------------------------
      59,200   Cendant Corporation                                                                              1,324,304
      37,900   Danaher Corporation                                                                              1,983,686
      10,600   Deere & Company                                                                                    694,194
      93,100   General Electric Company                                                                         3,225,915
      55,900   Tyco International, Ltd.                                                                         1,632,280
       4,700   United Parcel Service, Inc.                                                                        325,052
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                9,185,431
=========================================================================================================================

Information Technology (22.3%)
-------------------------------------------------------------------------------------------------------------------------
      75,700   Accenture, Ltd.(b)                                                                               1,716,119
      20,100   Affiliated Computer Services, Inc.(b)                                                            1,027,110
      32,500   Analog Devices, Inc.                                                                             1,212,575
      38,700   ASML Holding NV(b,c,d)                                                                             606,910
      22,400   Automatic Data Processing, Inc.                                                                    940,128
      24,900   Cisco Systems, Inc.(b)                                                                             475,839
     105,100   Corning, Inc.(b)                                                                                 1,746,762
      59,400   Dell, Inc.(b)                                                                                    2,346,894
       3,400   Electronic Arts, Inc.(b)                                                                           192,474
      54,800   EMC Corporation(b)                                                                                 751,308
      24,500   First Data Corporation                                                                             983,430
      19,300   Fiserv, Inc.(b)                                                                                    828,935
       2,300   Google, Inc.(b)                                                                                    676,545
      73,000   Intel Corporation                                                                                1,902,380
       6,200   Intuit, Inc.(b)                                                                                    279,682
      17,000   Juniper Networks, Inc.(b)                                                                          428,060
      17,400   Marvell Technology Group, Ltd.(b)                                                                  661,896
      12,900   Maxim Integrated Products, Inc.                                                                    492,909
       9,600   Mercury Interactive Corporation(b)                                                                 368,256
     132,500   Microsoft Corporation                                                                            3,291,300
      45,100   Nokia Oyj(b,d)                                                                                     750,457
      76,600   Oracle Corporation(b)                                                                            1,011,120
      17,400   QUALCOMM, Inc.                                                                                     574,374
      19,000   Red Hat, Inc.(b,c)                                                                                 248,900
       6,800   Research in Motion, Ltd.(b)                                                                        501,500
       1,220   Samsung Electronics Company, Ltd.(b,d)                                                             577,786
      25,600   Symantec Corporation(b)                                                                            556,544
      11,400   VeriSign, Inc.(b)                                                                                  327,864
      28,700   Xilinx, Inc.                                                                                       731,850
      33,800   Yahoo!, Inc.(b)                                                                                  1,171,170
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    27,381,077
=========================================================================================================================

Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      61,200   BHP Billiton, Ltd.(b,d)                                                                            835,738
       8,400   Monsanto Company                                                                                   528,108
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,363,846
=========================================================================================================================

Telecommunications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      12,700   America Movil SA de CV ADR(b,c)                                                                    757,047
      34,800   Crown Castle International Corporation(b)                                                          707,136
      28,000   Nextel Communications, Inc.(b)                                                                     904,680
      21,600   Sprint Corporation                                                                                 541,944
       9,800   Telus Corporation                                                                                  333,298
       7,400   Telus Corporation                                                                                  260,075
     241,400   Vodafone Group plc(b,d)                                                                            586,912
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                4,091,092
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $99,827,529)                                                          113,593,946
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (5.2%)                  Interest Rate(e)     Maturity Date      Value
-------------------------------------------------------------------------------------------------------------------------
   6,334,042   Thrivent Financial Securities Lending Trust                   3.220%               N/A          $6,334,042
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $6,334,042)                                                                         6,334,042
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.3%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,836,000   State Street Bank Repurchase Agreement(f)                        2.100%         7/1/2005        $2,836,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,836,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $108,997,571)                                                         $122,763,988
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) The interest rate shown reflects the yield.

(f) Repurchase agreement dated June 30, 2005, $2,836,165 maturing July 1, 2005,collateralized by $2,895,936 of Federal
    Home Loan Mortgage Corporation Medium Term Notes, 3.875% due January 12, 2009.

(g) Miscellaneous footnote:
     ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.



Large Cap Value Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (93.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (8.9%)
-------------------------------------------------------------------------------------------------------------------------
      73,700   Barnes & Noble, Inc.(b)                                                                         $2,859,560
      62,500   Comcast Corporation(b)                                                                           1,918,750
      28,100   Federated Department Stores, Inc.                                                                2,059,168
      45,500   Home Depot, Inc.                                                                                 1,769,950
      51,400   J.C. Penney Company, Inc. (Holding
               Company)                                                                                         2,702,612
      38,700   Johnson Controls, Inc.                                                                           2,179,971
     209,200   Liberty Media Corporation(b)                                                                     2,131,748
     129,800   McDonald's Corporation                                                                           3,601,950
      47,500   McGraw-Hill Companies, Inc.                                                                      2,101,875
      74,500   Sherwin-Williams Company                                                                         3,508,205
      41,955   Target Corporation                                                                               2,282,772
     434,600   Time Warner, Inc.(b)                                                                             7,262,166
      22,900   Viacom, Inc.                                                                                       733,258
     140,300   Walt Disney Company                                                                              3,532,754
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    38,644,739
=========================================================================================================================

Consumer Staples (5.8%)
-------------------------------------------------------------------------------------------------------------------------
      96,000   Altria Group, Inc.                                                                               6,207,360
     179,820   CVS Corporation                                                                                  5,227,367
      40,300   General Mills, Inc.                                                                              1,885,637
      44,600   Kellogg Company                                                                                  1,982,024
      85,545   Kimberly-Clark Corporation                                                                       5,354,262
      38,700   PepsiCo, Inc.                                                                                    2,087,091
      29,100   Reynolds American, Inc.(c)                                                                       2,293,080
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          25,036,821
=========================================================================================================================

Energy (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      37,140   Apache Corporation                                                                               2,399,244
      57,000   BP plc                                                                                           3,555,660
     111,566   Chevron Corporation                                                                              6,238,771
     132,358   ConocoPhillips                                                                                   7,609,261
      51,600   Devon Energy Corporation                                                                         2,615,088
     270,300   Exxon Mobil Corporation                                                                         15,534,142
      74,300   Halliburton Company                                                                              3,553,026
      34,600   Nabors Industries, Ltd.(b)                                                                       2,097,452
      55,900   National Oilwell Varco, Inc.(b,c)                                                                2,657,486
      47,500   Precision Drilling Corporation(b,c)                                                              1,875,300
      67,000   Transocean, Inc.(b)                                                                              3,615,990
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    51,751,420
=========================================================================================================================

Financials (26.2%)
-------------------------------------------------------------------------------------------------------------------------
      48,400   A.G. Edwards, Inc.                                                                               2,185,260
      45,700   ACE, Ltd.                                                                                        2,049,645
      81,600   Allstate Corporation                                                                             4,875,600
      58,000   American International Group, Inc.                                                               3,369,800
      60,800   Associated Banc-Corp(c)                                                                          2,046,528
     306,150   Bank of America Corporation                                                                     13,963,502
      27,200   Capital One Financial Corporation                                                                2,176,272
      26,400   Chubb Corporation                                                                                2,260,104
      50,400   CIT Group, Inc.                                                                                  2,165,688
     258,145   Citigroup, Inc.                                                                                 11,934,043
      28,900   City National Corporation                                                                        2,072,419
      31,800   Equity Office Properties Trust                                                                   1,052,580
      25,600   Everest Re Group, Ltd.(c)                                                                        2,380,800
      53,075   Federal Home Loan Mortgage Corporation                                                           3,462,082
      28,500   Goldman Sachs Group, Inc.                                                                        2,907,570
      27,715   Hartford Financial Services Group, Inc.                                                          2,072,528
     162,652   J.P. Morgan Chase & Company                                                                      5,744,869
      22,000   Lehman Brothers Holdings, Inc.                                                                   2,184,160
      65,000   Marsh & McLennan Companies, Inc.                                                                 1,800,500
      70,800   Mellon Financial Corporation                                                                     2,031,252
      71,300   Merrill Lynch & Company, Inc.                                                                    3,922,213
      60,900   Morgan Stanley and Company                                                                       3,195,423
      44,100   Northern Trust Corporation                                                                       2,010,519
      18,900   PMI Group, Inc.(c)                                                                                 736,722
      81,200   Principal Financial Group, Inc.(c)                                                               3,402,280
     128,400   Providian Financial Corporation(b,c)                                                             2,263,692
      61,300   Prudential Financial, Inc.                                                                       4,024,958
      22,900   Simon Property Group, Inc.                                                                       1,660,021
      56,100   St. Paul Travelers Companies, Inc.                                                               2,217,633
      62,100   State Street Corporation                                                                         2,996,325
      71,700   U.S. Bancorp                                                                                     2,093,640
      99,416   Wachovia Corporation                                                                             4,931,034
      78,495   Wells Fargo & Company                                                                            4,833,722
      31,700   Zions Bancorporation(c)                                                                          2,330,901
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               113,354,285
=========================================================================================================================

Health Care (8.7%)
-------------------------------------------------------------------------------------------------------------------------
      50,400   Abbott Laboratories                                                                              2,470,104
      28,900   Aetna, Inc.                                                                                      2,393,498
      19,700   CIGNA Corporation                                                                                2,108,491
      92,700   HCA, Inc.                                                                                        5,253,309
      74,825   Johnson & Johnson                                                                                4,863,625
     144,944   Medco Health Solutions, Inc.(b)                                                                  7,734,212
     127,400   Pfizer, Inc.                                                                                     3,513,692
     143,600   Sanofi-Aventis ADR                                                                               5,886,164
      51,700   WellPoint, Inc.(b)                                                                               3,600,388
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               37,823,483
=========================================================================================================================

Industrials (12.2%)
-------------------------------------------------------------------------------------------------------------------------
      72,600   AMR Corporation(b,c)                                                                               879,186
      35,700   Canadian National Railway Company                                                                2,058,105
      25,400   Caterpillar, Inc.                                                                                2,420,874
      74,900   Emerson Electric Company                                                                         4,690,987
      10,000   FedEx Corporation                                                                                  810,100
      10,300   General Dynamics Corporation                                                                     1,128,262
     238,300   General Electric Company                                                                         8,257,095
     114,080   Honeywell International, Inc.                                                                    4,178,750
      20,800   Lockheed Martin Corporation                                                                      1,349,296
      33,900   Northrop Grumman Corporation                                                                     1,872,975
      69,400   Parker-Hannifin Corporation                                                                      4,303,494
     105,300   Republic Services, Inc.(c)                                                                       3,791,853
     150,200   Steelcase, Inc.(c)                                                                               2,080,270
      57,900   Textron, Inc.                                                                                    4,391,715
     238,075   Tyco International, Ltd.                                                                         6,951,790
      73,000   United Technologies Corporation                                                                  3,748,550
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               52,913,302
=========================================================================================================================

Information Technology (9.1%)
-------------------------------------------------------------------------------------------------------------------------
     138,400   Amdocs, Ltd.(b)                                                                                  3,657,912
      62,340   Applied Materials, Inc.                                                                          1,008,661
     451,400   Cisco Systems, Inc.(b)                                                                           8,626,254
     104,900   Comverse Technology, Inc.(b)                                                                     2,480,885
      45,000   Intel Corporation                                                                                1,172,700
      72,300   International Business Machines
               Corporation                                                                                      5,364,660
     194,200   Microsoft Corporation                                                                            4,823,928
      95,400   National Semiconductor Corporation                                                               2,101,662
     615,090   Nokia Oyj ADR                                                                                   10,235,098
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    39,471,760
=========================================================================================================================

Materials (3.6%)
-------------------------------------------------------------------------------------------------------------------------
      22,900   Alcan, Inc.                                                                                        687,000
      70,295   Alcoa, Inc.                                                                                      1,836,808
      74,900   Dow Chemical Company                                                                             3,335,297
      88,700   E.I. du Pont de Nemours and Company                                                              3,814,987
      51,340   International Paper Company                                                                      1,550,981
      65,500   MeadWestvaco Corporation                                                                         1,836,620
      53,400   Praxair, Inc.                                                                                    2,488,440
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 15,550,133
=========================================================================================================================

Telecommunications Services (3.7%)
-------------------------------------------------------------------------------------------------------------------------
      67,450   BellSouth Corporation                                                                            1,792,146
      31,800   Nextel Communications, Inc.(b)                                                                   1,027,458
      70,540   SBC Communications, Inc.                                                                         1,675,325
      90,700   Sprint Corporation                                                                               2,275,663
     187,755   Verizon Communications, Inc.                                                                     6,486,935
     118,400   Vodafone Group plc ADR                                                                           2,879,488
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               16,137,015
=========================================================================================================================

Utilities (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      28,985   Dominion Resources, Inc.                                                                         2,127,209
      29,800   Entergy Corporation                                                                              2,251,390
      89,000   Exelon Corporation                                                                               4,568,370
      52,600   FirstEnergy Corporation                                                                          2,530,586
      19,200   PPL Corporation                                                                                  1,140,096
      15,100   TXU Corporation                                                                                  1,254,659
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 13,872,310
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $355,070,826)                                                         404,555,268
=========================================================================================================================

   Principal
      Amount   Collateral Held for Securities Loaned (4.3%)                 Interest Rate(d)    Maturity Date      Value
---------------------------------------------------------------------------------------------------------------- ---------
 $18,437,123   Thrivent Financial Securities Lending Trust                  3.220%              N/A           $18,437,123
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $18,437,123)                                                                       18,437,123
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.3%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Gillette Company                                                 3.340%         7/1/2005        $1,000,000
   9,076,323   Thrivent Money Market Portfolio                                  2.820               N/A         9,076,323
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,076,323
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $383,584,272)                                                         $433,068,714
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:
     ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

 The accompanying notes to the financial statements are an integral part of this schedule.


Large Cap Stock Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (94.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.8%)
-------------------------------------------------------------------------------------------------------------------------
      24,000   American Eagle Outfitters, Inc.                                                                   $735,600
      24,300   Best Buy Company, Inc.                                                                           1,665,765
      17,400   Black & Decker Corporation                                                                       1,563,390
      41,600   Brunswick Corporation                                                                            1,802,112
      41,800   Carnival Corporation                                                                             2,280,190
     178,400   Comcast Corporation(b)                                                                           5,343,080
      86,766   D.R. Horton, Inc.                                                                                3,263,269
      49,400   eBay, Inc.(b)                                                                                    1,630,694
      15,100   Federated Department Stores, Inc.                                                                1,106,528
      22,300   Fortune Brands, Inc.                                                                             1,980,240
      22,700   Harley-Davidson, Inc.                                                                            1,125,920
      56,200   Hilton Hotels Corporation                                                                        1,340,370
     131,500   Home Depot, Inc.                                                                                 5,115,350
      39,900   J.C. Penney Company, Inc. (Holding
               Company)                                                                                         2,097,942
      29,500   Kohl's Corporation(b)                                                                            1,649,345
      43,900   Lowe's Companies, Inc.                                                                           2,555,858
     142,100   McDonald's Corporation                                                                           3,943,275
      46,700   McGraw-Hill Companies, Inc.                                                                      2,066,475
      46,000   MGM MIRAGE(b)                                                                                    1,820,680
      18,200   Michaels Stores, Inc.                                                                              752,934
      18,100   NIKE, Inc.                                                                                       1,567,460
      51,700   Nordstrom, Inc.                                                                                  3,514,049
      22,200   PETsMART, Inc.                                                                                     673,770
      27,900   Pulte Homes, Inc.                                                                                2,350,575
      75,750   Staples, Inc.                                                                                    1,614,990
      54,900   Starwood Hotels & Resorts Worldwide, Inc.                                                        3,215,493
      72,400   Target Corporation                                                                               3,939,284
     235,300   Time Warner, Inc.(b)                                                                             3,931,863
      60,000   Viacom, Inc.                                                                                     1,921,200
     141,200   Walt Disney Company                                                                              3,555,416
      44,200   Yum! Brands, Inc.                                                                                2,301,936
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    72,425,053
=========================================================================================================================

Consumer Staples (7.7%)
-------------------------------------------------------------------------------------------------------------------------
     107,700   Altria Group, Inc.                                                                               6,963,882
      26,600   Anheuser-Busch Companies, Inc.                                                                   1,216,950
      20,200   Bunge Limited Finance Corporation(c)                                                             1,280,680
      48,400   Coca-Cola Company                                                                                2,020,700
      45,200   Constellation Brands, Inc.(b)                                                                    1,333,400
      94,700   CVS Corporation                                                                                  2,752,929
      12,200   Kellogg Company                                                                                    542,168
      18,100   Kimberly-Clark Corporation                                                                       1,132,879
      33,500   Kraft Foods, Inc.                                                                                1,065,635
     106,600   PepsiCo, Inc.                                                                                    5,748,938
     128,300   Procter & Gamble Company                                                                         6,767,825
      33,200   SUPERVALU, Inc.                                                                                  1,082,652
     144,300   Wal-Mart Stores, Inc.                                                                            6,955,260
      31,700   Walgreen Company                                                                                 1,457,883
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          40,321,781
=========================================================================================================================

Energy (9.0%)
-------------------------------------------------------------------------------------------------------------------------
      33,400   Apache Corporation                                                                               2,157,640
      30,200   BJ Services Company                                                                              1,584,896
      42,800   Burlington Resources, Inc.                                                                       2,364,272
      31,300   Chesapeake Energy Corporation(c)                                                                   713,640
     114,900   Chevron Corporation                                                                              6,425,208
      65,200   ConocoPhillips                                                                                   3,748,348
     282,500   Exxon Mobil Corporation                                                                         16,235,275
      47,500   Halliburton Company                                                                              2,271,450
      20,300   Nabors Industries, Ltd.(b)                                                                       1,230,586
      26,400   National Oilwell Varco, Inc.(b)                                                                  1,255,056
      30,700   Patterson-UTI Energy, Inc.                                                                         854,381
      44,100   Peabody Energy Corporation                                                                       2,294,964
      19,500   Precision Drilling Corporation(b,c)                                                                769,860
      19,700   Schlumberger, Ltd.                                                                               1,496,018
       9,300   Smith International, Inc.                                                                          592,410
      16,400   Unocal Corporation                                                                               1,066,820
      14,000   Valero Energy Corporation                                                                        1,107,540
      27,700   XTO Energy, Inc.(c)                                                                                941,523
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    47,109,887
=========================================================================================================================

Financials (17.3%)
-------------------------------------------------------------------------------------------------------------------------
      59,000   Allstate Corporation                                                                             3,525,250
      30,000   American Capital Strategies, Ltd.(c)                                                             1,083,300
     118,100   American Express Company                                                                         6,286,463
     120,100   American International Group, Inc.                                                               6,977,810
     216,500   Bank of America Corporation                                                                      9,874,565
       8,500   Bear Stearns Companies, Inc.                                                                       883,490
      24,300   Capital One Financial Corporation                                                                1,944,243
      23,500   Chubb Corporation                                                                                2,011,835
      24,800   CIT Group, Inc.                                                                                  1,065,656
     264,300   Citigroup, Inc.                                                                                 12,218,589
      35,900   Federal Home Loan Mortgage Corporation                                                           2,341,757
      40,600   Federal National Mortgage Corporation                                                            2,371,040
       8,200   Franklin Resources, Inc.                                                                           631,236
      58,300   Goldman Sachs Group, Inc.                                                                        5,947,766
      21,100   Hartford Financial Services Group, Inc.                                                          1,577,858
     137,496   J.P. Morgan Chase & Company                                                                      4,856,359
      18,300   Lehman Brothers Holdings, Inc.                                                                   1,816,824
      16,600   Loews Corporation                                                                                1,286,500
      81,800   MBNA Corporation                                                                                 2,139,888
      60,800   Merrill Lynch & Company, Inc.                                                                    3,344,608
      64,900   MetLife, Inc.                                                                                    2,916,606
      49,000   Morgan Stanley and Company                                                                       2,571,030
      22,500   North Fork Bancorporation, Inc.                                                                    632,025
      13,800   Progressive Corporation                                                                          1,363,578
      55,600   Prudential Financial, Inc.                                                                       3,650,696
      18,400   SAFECO Corporation                                                                                 999,856
      29,200   Wachovia Corporation                                                                             1,448,320
      76,000   Wells Fargo & Company                                                                            4,680,080
       6,500   Zions Bancorporation                                                                               477,945
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                90,925,173
=========================================================================================================================

Health Care (14.5%)
-------------------------------------------------------------------------------------------------------------------------
      65,800   Abbott Laboratories                                                                              3,224,858
      28,000   Aetna, Inc.                                                                                      2,318,960
      72,200   Amgen, Inc.(b)                                                                                   4,365,212
      21,300   Bausch & Lomb, Inc.                                                                              1,767,900
      28,600   C.R. Bard, Inc.                                                                                  1,902,186
      63,900   Caremark Rx, Inc.(b)                                                                             2,844,828
      18,800   Eli Lilly and Company                                                                            1,047,348
      22,200   Fisher Scientific International, Inc.(b)                                                         1,440,780
      19,100   Genentech, Inc.(b)                                                                               1,533,348
      22,400   Gilead Sciences, Inc.(b)                                                                           985,376
      22,100   Guidant Corporation                                                                              1,487,330
      28,300   Henry Schein, Inc.(b,c)                                                                          1,175,016
      27,600   Humana, Inc.(b)                                                                                  1,096,824
     178,500   Johnson & Johnson                                                                               11,602,500
      20,200   Kinetic Concepts, Inc.(b,c)                                                                      1,212,000
      20,800   Laboratory Corporation of America
               Holdings(b)                                                                                      1,037,920
      20,800   LifePoint Hospitals, Inc.(b)                                                                     1,050,816
      31,900   Medco Health Solutions, Inc.(b)                                                                  1,702,184
      93,700   Medtronic, Inc.                                                                                  4,852,723
     354,500   Pfizer, Inc.                                                                                     9,777,110
      28,200   Sanofi-Aventis ADR                                                                               1,155,918
      46,000   St. Jude Medical, Inc.(b)                                                                        2,006,060
      88,700   Teva Pharmaceutical Industries, Ltd.
               ADR(c)                                                                                           2,762,118
      82,500   UnitedHealth Group, Inc.                                                                         4,301,550
      51,400   WellPoint, Inc.(b)                                                                               3,579,496
     104,000   Wyeth                                                                                            4,628,000
      18,700   Zimmer Holdings, Inc.(b)                                                                         1,424,379
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               76,282,740
=========================================================================================================================

Industrials (8.9%)
-------------------------------------------------------------------------------------------------------------------------
      15,900   3M Company                                                                                       1,149,570
      29,400   American Standard Companies, Inc.                                                                1,232,448
      20,600   Caterpillar, Inc.                                                                                1,963,386
      15,600   Danaher Corporation                                                                                816,504
      24,200   Deere & Company                                                                                  1,584,858
      20,500   Expeditors International of Washington,
               Inc.                                                                                             1,021,105
      21,500   General Dynamics Corporation                                                                     2,355,110
     388,000   General Electric Company                                                                        13,444,200
      70,700   Honeywell International, Inc.                                                                    2,589,741
      32,300   Ingersoll-Rand Company                                                                           2,304,605
      19,000   Lockheed Martin Corporation                                                                      1,232,530
      82,300   Norfolk Southern Corporation                                                                     2,548,008
      28,600   Northrop Grumman Corporation                                                                     1,580,150
      33,800   PACCAR, Inc.                                                                                     2,298,400
     172,900   Tyco International, Ltd.                                                                         5,048,680
      30,300   United Parcel Service, Inc.                                                                      2,095,548
      69,300   United Technologies Corporation                                                                  3,558,555
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               46,823,398
=========================================================================================================================

Information Technology (16.2%)
-------------------------------------------------------------------------------------------------------------------------
      60,100   Accenture, Ltd.(b)                                                                               1,362,467
     106,500   Adobe Systems, Inc.                                                                              3,048,030
      12,700   Affiliated Computer Services, Inc.(b)                                                              648,970
      34,000   Altera Corporation(b)                                                                              673,880
      26,600   Analog Devices, Inc.                                                                               992,446
      59,600   Apple Computer, Inc.(b)                                                                          2,193,876
      59,800   Applied Materials, Inc.                                                                            967,564
      27,200   ATI Technologies, Inc.(b,c)                                                                        322,320
      42,200   Automatic Data Processing, Inc.                                                                  1,771,134
     379,800   Cisco Systems, Inc.(b)                                                                           7,257,978
      67,700   Corning, Inc.(b)                                                                                 1,125,174
     164,100   Dell, Inc.(b)                                                                                    6,483,591
     197,200   EMC Corporation(b)                                                                               2,703,612
      32,200   First Data Corporation                                                                           1,292,508
      75,500   Hewlett-Packard Company                                                                          1,775,005
     319,800   Intel Corporation                                                                                8,333,988
      56,500   International Business Machines
               Corporation                                                                                      4,192,300
      23,000   KLA-Tencor Corporation                                                                           1,005,100
      40,500   Linear Technology Corporation                                                                    1,485,945
      18,400   Marvell Technology Group, Ltd.(b)                                                                  699,936
      25,400   Microchip Technology, Inc.                                                                         752,348
     531,200   Microsoft Corporation                                                                           13,195,008
     209,500   Motorola, Inc.                                                                                   3,825,470
      33,100   Network Appliance, Inc.(b)                                                                         935,737
      91,800   Nokia Oyj ADR                                                                                    1,527,552
      22,000   NVIDIA Corporation(b,c)                                                                            587,840
     321,500   Oracle Corporation(b)                                                                            4,243,800
      61,300   QUALCOMM, Inc.                                                                                   2,023,513
      76,700   Symantec Corporation(b)                                                                          1,667,458
      86,500   Texas Instruments, Inc.                                                                          2,428,055
      82,100   VeriSign, Inc.(b)                                                                                2,361,196
      77,200   Xerox Corporation(b)                                                                             1,064,588
      54,600   Yahoo!, Inc.(b)                                                                                  1,891,890
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    84,840,279
=========================================================================================================================

Materials (2.7%)
-------------------------------------------------------------------------------------------------------------------------
      22,300   Ball Corporation                                                                                   801,908
      68,400   Dow Chemical Company                                                                             3,045,852
      16,100   Eastman Chemical Company                                                                           887,915
      27,900   Georgia-Pacific Corporation                                                                        887,220
      21,600   Nucor Corporation(c)                                                                               985,392
      19,300   Phelps Dodge Corporation                                                                         1,785,250
      19,000   PPG Industries, Inc.                                                                             1,192,440
      51,100   Praxair, Inc.                                                                                    2,381,260
      31,100   Weyerhaeuser Company                                                                             1,979,515
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 13,946,752
=========================================================================================================================

Miscellaneous (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      17,500   S&P 500 Large Index Depository Receipts(c)                                                       2,084,600
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                              2,084,600
=========================================================================================================================

Telecommunications Services (2.2%)
-------------------------------------------------------------------------------------------------------------------------
     112,200   Nextel Communications, Inc.(b)                                                                   3,625,182
      88,400   SBC Communications, Inc.                                                                         2,099,500
      97,100   Sprint Corporation                                                                               2,436,239
      91,900   Verizon Communications, Inc.                                                                     3,175,145
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               11,336,066
=========================================================================================================================

Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      15,500   American Electric Power Company, Inc.                                                              571,485
      17,600   Dominion Resources, Inc.                                                                         1,291,664
      16,600   Edison International, Inc.(c)                                                                      673,130
      33,300   Entergy Corporation                                                                              2,515,815
      28,800   Exelon Corporation                                                                               1,478,304
      25,300   PG&E Corporation(c)                                                                                949,762
       9,900   PPL Corporation                                                                                    587,862
      14,200   Sempra Energy                                                                                      586,602
      32,600   TXU Corporation                                                                                  2,708,734
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,363,358
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $463,402,157)                                                         497,459,087
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (2.6%)               Interest Rate(d)     Maturity Date    Value
-------------------------------------------------------------------------------------------------------------------------
  13,066,479   Thrivent Financial Securities Lending Trust                3.220%              N/A            $ 13,066,479
     $12,788   U.S. Treasury Bonds                                        6.375               8/15/2027            16,882
     391,667   U.S. Treasury Bonds                                        5.250               2/15/2029           455,691
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $13,539,052)                                                                       13,539,052
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.5%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   9,611,081   Thrivent Money Market Portfolio                                  2.820%              N/A        $9,611,081
  $3,515,000   Total Capital SA                                                 3.370          7/1/2005         3,515,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                13,126,081
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $490,067,290)                                                         $524,124,220
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield or coupon rate.

(e) Miscellaneous footnote:
     ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.


Large Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (95.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (10.7%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Apollo Group, Inc.(b)                                                                             $852,598
      13,800   AutoNation, Inc.(b)                                                                                283,176
       4,100   AutoZone, Inc.(b)                                                                                  379,086
      22,400   Bed Bath & Beyond, Inc.(b)                                                                         935,872
      20,150   Best Buy Company, Inc.                                                                           1,381,282
       8,700   Big Lots, Inc.(b,c)                                                                                115,188
       6,100   Black & Decker Corporation                                                                         548,085
       7,400   Brunswick Corporation                                                                              320,568
      31,800   Carnival Corporation                                                                             1,734,690
       9,700   Centex Corporation                                                                                 685,499
      14,500   Circuit City Stores, Inc.                                                                          250,705
      35,800   Clear Channel Communications, Inc.(c)                                                            1,107,294
      28,600   Coach, Inc.(b)                                                                                     960,102
     167,477   Comcast Corporation(b)                                                                           5,141,544
       5,000   Cooper Tire & Rubber Company(c)                                                                     92,850
      11,466   Dana Corporation                                                                                   172,105
      10,350   Darden Restaurants, Inc.                                                                           341,343
      42,594   Delphi Corporation(c)                                                                              198,062
       4,700   Dillard's, Inc.(c)                                                                                 110,074
      20,615   Dollar General Corporation(c)                                                                      419,721
       4,500   Dow Jones & Company, Inc.(c)                                                                       159,525
      21,800   Eastman Kodak Company(c)                                                                           585,330
      82,000   eBay, Inc.(b)                                                                                    2,706,820
      12,600   Family Dollar Stores, Inc.                                                                         328,860
      13,000   Federated Department Stores, Inc.                                                                  952,640
     139,800   Ford Motor Company(c)                                                                            1,431,552
      11,000   Fortune Brands, Inc.                                                                               976,800
      18,800   Gannett Company, Inc.                                                                            1,337,244
      46,562   Gap, Inc.                                                                                          919,600
      42,900   General Motors Corporation(c)                                                                    1,458,600
      13,300   Genuine Parts Company                                                                              546,497
      13,300   Goodyear Tire & Rubber Company(b,c)                                                                198,170
      12,500   H&R Block, Inc.                                                                                    729,375
      21,700   Harley-Davidson, Inc.                                                                            1,076,320
      13,700   Harrah's Entertainment, Inc.                                                                       987,359
      12,050   Hasbro, Inc.                                                                                       250,520
      29,100   Hilton Hotels Corporation                                                                          694,035
     163,000   Home Depot, Inc.                                                                                 6,340,700
      26,100   International Game Technology(c)                                                                   734,715
      32,100   Interpublic Group of Companies, Inc.(b,c)                                                          390,978
      20,100   J.C. Penney Company, Inc. (Holding
               Company)                                                                                         1,056,858
      14,600   Johnson Controls, Inc.                                                                             822,418
       9,200   Jones Apparel Group, Inc.                                                                          285,568
       5,400   KB Home                                                                                            411,642
       5,700   Knight-Ridder, Inc.                                                                                349,638
      23,400   Kohl's Corporation(b)                                                                            1,308,294
      14,500   Leggett & Platt, Inc.                                                                              385,410
      27,004   Limited Brands, Inc.                                                                               578,426
       8,300   Liz Claiborne, Inc.                                                                                330,008
      58,600   Lowe's Companies, Inc.                                                                           3,411,692
      13,200   Marriott International, Inc.                                                                       900,504
      31,250   Mattel, Inc.                                                                                       571,875
      22,800   May Department Stores Company                                                                      915,648
       6,100   Maytag Corporation(c)                                                                               95,526
      96,200   McDonald's Corporation                                                                           2,669,550
      28,500   McGraw-Hill Companies, Inc.                                                                      1,261,125
       3,200   Meredith Corporation                                                                               156,992
      11,100   New York Times Company(c)                                                                          345,765
      20,973   Newell Rubbermaid, Inc.(c)                                                                         499,996
     187,800   News Corporation                                                                                 3,038,604
      14,600   NIKE, Inc.                                                                                       1,264,360
       8,200   Nordstrom, Inc.                                                                                    557,354
      24,000   Office Depot, Inc.(b)                                                                              548,160
       5,500   OfficeMax, Inc.(c)                                                                                 163,735
      13,900   Omnicom Group, Inc.                                                                              1,110,054
       8,100   Pulte Homes, Inc.                                                                                  682,425
      11,900   RadioShack Corporation                                                                             275,723
       4,000   Reebok International, Ltd.                                                                         167,320
       7,732   Sears Holdings Corporation(b)                                                                    1,158,795
       8,600   Sherwin-Williams Company                                                                           404,974
       4,500   Snap-On, Inc.(c)                                                                                   154,350
       5,100   Stanley Works                                                                                      232,254
      55,875   Staples, Inc.                                                                                    1,191,255
      29,600   Starbucks Corporation(b)                                                                         1,529,136
      16,400   Starwood Hotels & Resorts Worldwide, Inc.                                                          960,548
      67,100   Target Corporation                                                                               3,650,911
      11,000   Tiffany & Company                                                                                  360,360
     355,950   Time Warner, Inc.(b)                                                                             5,947,924
      35,700   TJX Companies, Inc.                                                                                869,295
      16,800   Toys 'R' Us, Inc.(b)                                                                               444,864
      21,100   Tribune Company                                                                                    742,298
      19,300   Univision Communications, Inc.(b)                                                                  531,715
       6,600   VF Corporation                                                                                     377,652
     122,444   Viacom, Inc.                                                                                     3,920,657
       9,693   Visteon Corporation(c)                                                                              58,449
     155,047   Walt Disney Company                                                                              3,904,083
       8,900   Wendy's International, Inc.(c)                                                                     424,085
       5,100   Whirlpool Corporation(c)                                                                           357,561
      21,940   Yum! Brands, Inc.                                                                                1,142,635
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    91,363,955
=========================================================================================================================

Consumer Staples (9.2%)
-------------------------------------------------------------------------------------------------------------------------
       6,050   Alberto-Culver Company                                                                             262,146
      27,977   Albertson's, Inc.(c)                                                                               578,564
     157,300   Altria Group, Inc.                                                                              10,171,018
      58,900   Anheuser-Busch Companies, Inc.                                                                   2,694,675
      44,868   Archer-Daniels-Midland Company                                                                     959,278
      35,800   Avon Products, Inc.                                                                              1,355,030
       4,500   Brown-Forman Corporation                                                                           272,070
      17,800   Campbell Soup Company                                                                              547,706
      11,700   Clorox Company                                                                                     651,924
     159,200   Coca-Cola Company                                                                                6,646,600
      18,000   Coca-Cola Enterprises, Inc.                                                                        396,180
      39,700   Colgate-Palmolive Company                                                                        1,981,427
      39,300   ConAgra Foods, Inc.                                                                                910,188
      36,200   Costco Wholesale Corporation                                                                     1,622,484
      61,500   CVS Corporation                                                                                  1,787,805
      28,000   General Mills, Inc.                                                                              1,310,120
      75,700   Gillette Company                                                                                 3,832,691
      26,600   H.J. Heinz Company                                                                                 942,172
      21,600   Kellogg Company                                                                                    959,904
      36,292   Kimberly-Clark Corporation                                                                       2,271,516
      55,300   Kroger Company(b)                                                                                1,052,359
      10,400   McCormick & Company, Inc.                                                                          339,872
       5,300   Molson Coors Brewing Company(c)                                                                    328,600
      11,000   Pepsi Bottling Group, Inc.                                                                         314,710
     127,170   PepsiCo, Inc.                                                                                    6,858,278
     187,900   Procter & Gamble Company                                                                         9,911,725
       6,400   Reynolds American, Inc.(c)                                                                         504,320
      34,000   Safeway, Inc.(c)                                                                                   768,060
      59,800   Sara Lee Corporation                                                                             1,184,638
      10,500   SUPERVALU, Inc.(c)                                                                                 342,405
      48,000   SYSCO Corporation(c)                                                                             1,737,120
      14,300   The Hershey Company                                                                                888,030
      12,500   UST, Inc.                                                                                          570,750
     190,600   Wal-Mart Stores, Inc.                                                                            9,186,920
      77,600   Walgreen Company                                                                                 3,568,824
      12,500   William Wrigley Jr. Company                                                                        860,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          78,570,609
=========================================================================================================================

Energy (8.6%)
-------------------------------------------------------------------------------------------------------------------------
       6,000   Amerada Hess Corporation(c)                                                                        639,060
      17,886   Anadarko Petroleum Corporation                                                                   1,469,335
      24,920   Apache Corporation                                                                               1,609,832
       4,800   Ashland, Inc.(b)                                                                                   344,976
      25,700   Baker Hughes, Inc.                                                                               1,314,812
      12,400   BJ Services Company                                                                                650,752
      29,270   Burlington Resources, Inc.                                                                       1,616,875
     159,346   Chevron Corporation                                                                              8,910,628
     105,680   ConocoPhillips                                                                                   6,075,543
      35,900   Devon Energy Corporation                                                                         1,819,412
      48,918   El Paso Corporation(c)                                                                             563,535
      18,100   EOG Resources, Inc.                                                                              1,028,080
     483,508   Exxon Mobil Corporation                                                                         27,787,205
      38,400   Halliburton Company                                                                              1,836,288
       8,824   Kerr-McGee Corporation(c)                                                                          673,359
       7,300   Kinder Morgan, Inc.                                                                                607,360
      26,400   Marathon Oil Corporation                                                                         1,408,968
      10,600   Nabors Industries, Ltd.(b)                                                                         642,572
      13,000   National Oilwell Varco, Inc.(b)                                                                    618,020
      10,500   Noble Corporation                                                                                  645,855
      30,200   Occidental Petroleum Corporation                                                                 2,323,286
       8,400   Rowan Companies, Inc.(c)                                                                           249,564
      44,700   Schlumberger, Ltd.                                                                               3,394,518
       5,200   Sunoco, Inc.                                                                                       591,136
      24,711   Transocean, Inc.(b)                                                                              1,333,653
      20,600   Unocal Corporation                                                                               1,340,030
      19,500   Valero Energy Corporation(c)                                                                     1,542,645
      43,300   Williams Companies, Inc.                                                                           822,700
      27,400   XTO Energy, Inc.(c)                                                                                931,326
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    72,791,325
=========================================================================================================================

Financials (19.5%)
-------------------------------------------------------------------------------------------------------------------------
      21,800   ACE, Ltd.                                                                                          977,730
      38,100   AFLAC, Inc.                                                                                      1,648,968
      50,682   Allstate Corporation                                                                             3,028,250
       8,200   Ambac Financial Group, Inc.                                                                        572,032
      83,200   American Express Company                                                                         4,428,736
     197,040   American International Group, Inc.                                                              11,448,024
      26,850   AmSouth Bancorporation                                                                             698,100
      24,225   Aon Corporation                                                                                    606,594
       7,300   Apartment Investment & Management Company                                                          298,716
      15,300   Archstone-Smith Trust                                                                              590,886
     305,438   Bank of America Corporation                                                                     13,931,027
      59,100   Bank of New York Company, Inc.                                                                   1,700,898
      41,600   BB&T Corporation                                                                                 1,662,752
       8,631   Bear Stearns Companies, Inc.                                                                       897,106
      19,200   Capital One Financial Corporation                                                                1,536,192
      72,625   Charles Schwab Corporation                                                                         819,210
      14,800   Chubb Corporation                                                                                1,267,028
      11,938   Cincinnati Financial Corporation                                                                   472,267
      16,000   CIT Group, Inc.                                                                                    687,520
     395,139   Citigroup, Inc.                                                                                 18,267,276
      12,950   Comerica, Inc.                                                                                     748,510
       9,600   Compass Bancshares, Inc.                                                                           432,000
      44,700   Countrywide Financial Corporation                                                                1,725,867
      27,900   E*TRADE Financial Corporation(b)                                                                   390,321
      31,000   Equity Office Properties Trust                                                                   1,026,100
      21,800   Equity Residential REIT                                                                            802,676
      52,400   Federal Home Loan Mortgage Corporation                                                           3,418,052
      73,500   Federal National Mortgage Corporation                                                            4,292,400
       6,300   Federated Investors, Inc.                                                                          189,063
      36,694   Fifth Third Bancorp(c)                                                                           1,512,160
       9,600   First Horizon National Corporation(c)                                                              405,120
      11,100   Franklin Resources, Inc.                                                                           854,478
      19,300   Golden West Financial Corporation                                                                1,242,534
      31,000   Goldman Sachs Group, Inc.                                                                        3,162,620
      22,500   Hartford Financial Services Group, Inc.                                                          1,682,550
      17,771   Huntington Bancshares, Inc.(c)                                                                     428,992
     267,293   J.P. Morgan Chase & Company                                                                      9,440,789
      17,400   Janus Capital Group, Inc.                                                                          261,696
      10,400   Jefferson-Pilot Corporation                                                                        524,368
      31,000   KeyCorp                                                                                          1,027,650
      21,000   Lehman Brothers Holdings, Inc.                                                                   2,084,880
      13,200   Lincoln National Corporation                                                                       619,344
      10,200   Loews Corporation                                                                                  790,500
       6,300   M&T Bank Corporation                                                                               662,508
      40,400   Marsh & McLennan Companies, Inc.                                                                 1,119,080
      15,000   Marshall & Ilsley Corporation(c)                                                                   666,750
      10,250   MBIA, Inc.                                                                                         607,928
      96,302   MBNA Corporation                                                                                 2,519,260
      32,200   Mellon Financial Corporation                                                                       923,818
      71,800   Merrill Lynch & Company, Inc.                                                                    3,949,718
      55,700   MetLife, Inc.                                                                                    2,503,158
       7,200   MGIC Investment Corporation                                                                       $469,584
      19,100   Moody's Corporation                                                                                858,736
      83,150   Morgan Stanley and Company                                                                       4,362,880
      41,700   National City Corporation                                                                        1,422,804
      36,200   North Fork Bancorporation, Inc.                                                                  1,016,858
      14,200   Northern Trust Corporation                                                                         647,378
      14,000   Plum Creek Timber Company, Inc.                                                                    508,200
      21,600   PNC Financial Services Group, Inc.                                                               1,176,336
      22,300   Principal Financial Group, Inc.                                                                    934,370
      15,200   Progressive Corporation                                                                          1,501,912
      14,200   ProLogis Trust                                                                                     571,408
      22,300   Providian Financial Corporation(b)                                                                 393,149
      39,700   Prudential Financial, Inc.                                                                       2,606,702
      35,309   Regions Financial Corporation                                                                    1,196,269
       9,700   SAFECO Corporation                                                                                 527,098
      16,700   Simon Property Group, Inc.                                                                       1,210,583
      31,800   SLM Corporation                                                                                  1,615,440
      27,900   Sovereign Bancorp, Inc.                                                                            623,286
      51,181   St. Paul Travelers Companies, Inc.                                                               2,023,185
      25,100   State Street Corporation                                                                         1,211,075
      24,200   SunTrust Banks, Inc.                                                                             1,748,208
      23,800   Synovus Financial Corporation(c)                                                                   682,346
       8,934   T. Rowe Price Group, Inc.                                                                          559,268
       8,100   Torchmark Corporation                                                                              422,820
     139,185   U.S. Bancorp                                                                                     4,064,202
      22,624   UnumProvident Corporation(c)                                                                       414,472
     119,692   Wachovia Corporation                                                                             5,936,723
      66,643   Washington Mutual, Inc.                                                                          2,711,704
     128,100   Wells Fargo & Company                                                                            7,888,398
      10,800   XL Capital, Ltd.                                                                                   803,736
       6,900   Zions Bancorporation                                                                               507,357
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               166,170,689
=========================================================================================================================

Health Care (12.9%)
-------------------------------------------------------------------------------------------------------------------------
     117,800   Abbott Laboratories                                                                              5,773,378
      21,998   Aetna, Inc.                                                                                      1,821,874
       9,900   Allergan, Inc.                                                                                     843,876
       8,000   AmerisourceBergen Corporation(c)                                                                   553,200
      93,940   Amgen, Inc.(b)                                                                                   5,679,612
      15,000   Applera Corporation (Applied Biosystems
               Group)                                                                                             295,050
       4,100   Bausch & Lomb, Inc.                                                                                340,300
      47,100   Baxter International, Inc.                                                                       1,747,410
      19,100   Becton, Dickinson and Company                                                                    1,002,177
      26,100   Biogen Idec, Inc.(b)                                                                               899,145
      19,050   Biomet, Inc.                                                                                       659,892
      50,000   Boston Scientific Corporation(b)                                                                 1,350,000
     148,400   Bristol-Myers Squibb Company                                                                     3,707,032
       7,900   C.R. Bard, Inc.                                                                                    525,429
      32,475   Cardinal Health, Inc.                                                                            1,869,910
      34,400   Caremark Rx, Inc.(b)                                                                             1,531,488
       8,400   Chiron Corporation(b,c)                                                                            293,076
       9,900   CIGNA Corporation                                                                                1,059,597
      86,000   Eli Lilly and Company                                                                            4,791,060
      11,200   Express Scripts, Inc.(b,c)                                                                         559,776
       9,100   Fisher Scientific International, Inc.(b)                                                           590,590
      25,800   Forest Laboratories, Inc.(b)                                                                     1,002,330
      19,100   Genzyme Corporation(b)                                                                           1,147,719
      34,300   Gilead Sciences, Inc.(b)                                                                         1,508,857
      24,700   Guidant Corporation                                                                              1,662,310
      30,100   HCA, Inc.                                                                                        1,705,767
      18,700   Health Management Associates, Inc.(c)                                                              489,566
      11,980   Hospira, Inc.(b)                                                                                   467,220
      12,300   Humana, Inc.(b)                                                                                    488,802
      17,300   IMS Health, Inc.                                                                                   428,521
     225,840   Johnson & Johnson                                                                               14,679,600
      18,300   King Pharmaceuticals, Inc.(b)                                                                      190,686
      10,200   Laboratory Corporation of America
               Holdings(b)                                                                                        508,980
       6,600   Manor Care, Inc.                                                                                   262,218
      22,342   McKesson Corporation                                                                             1,000,698
      21,043   Medco Health Solutions, Inc.(b)                                                                  1,122,854
      18,800   MedImmune, Inc.(b)                                                                                 502,336
      91,800   Medtronic, Inc.                                                                                  4,754,322
     167,400   Merck & Company, Inc.                                                                            5,155,920
       3,800   Millipore Corporation(b)                                                                           215,574
      20,400   Mylan Laboratories, Inc.(c)                                                                        392,496
       9,900   PerkinElmer, Inc.                                                                                  187,110
     564,853   Pfizer, Inc.                                                                                    15,578,646
      12,200   Quest Diagnostics, Inc.                                                                            649,894
     112,000   Schering-Plough Corporation                                                                      2,134,720
      27,484   St. Jude Medical, Inc.(b)                                                                        1,198,577
      26,300   Stryker Corporation                                                                              1,250,828
      35,500   Tenet Healthcare Corporation(b)                                                                    434,520
      12,400   Thermo Electron Corporation(b)                                                                     333,188
      96,100   UnitedHealth Group, Inc.                                                                         5,010,654
       8,900   Waters Corporation(b)                                                                              330,813
       8,400   Watson Pharmaceuticals, Inc.(b)                                                                    248,304
      46,500   WellPoint, Inc.(b)                                                                               3,238,260
     101,600   Wyeth                                                                                            4,521,200
      18,750   Zimmer Holdings, Inc.(b)                                                                         1,428,188
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              110,125,550
=========================================================================================================================

Industrials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
      58,400   3M Company                                                                                       4,222,320
      16,100   Allied Waste Industries, Inc.(b,c)                                                                 127,673
      12,900   American Power Conversion Corporation                                                              304,311
      11,100   American Standard Companies, Inc.                                                                  465,312
       7,000   Avery Dennison Corporation                                                                         370,720
      62,760   Boeing Company                                                                                   4,142,160
      28,592   Burlington Northern Santa Fe Corporation                                                         1,346,111
      25,900   Caterpillar, Inc.                                                                                2,468,529
      79,860   Cendant Corporation                                                                              1,786,468
       9,600   Cintas Corporation                                                                                 370,560
       7,200   Cooper Industries, Ltd.                                                                            460,080
      16,400   CSX Corporation                                                                                    699,624
       3,300   Cummins, Inc.(c)                                                                                   246,213
      18,300   Danaher Corporation                                                                                957,822
      18,700   Deere & Company                                                                                  1,224,663
      11,000   Delta Air Lines, Inc.(b,c)                                                                          41,360
      15,500   Dover Corporation                                                                                  563,890
      11,400   Eaton Corporation                                                                                  682,860
      31,700   Emerson Electric Company                                                                         1,985,371
      10,000   Equifax, Inc.                                                                                      357,100
      22,860   FedEx Corporation                                                                                1,851,889
       6,500   Fluor Corporation                                                                                  374,335
      15,300   General Dynamics Corporation                                                                     1,675,962
     805,700   General Electric Company                                                                        27,917,511
       9,200   Goodrich Corporation                                                                               376,832
      64,775   Honeywell International, Inc.                                                                    2,372,708
      19,100   Illinois Tool Works, Inc.                                                                        1,521,888
      12,750   Ingersoll-Rand Company                                                                             909,712
       7,100   ITT Industries, Inc.                                                                               693,173
       9,000   L-3 Communications Holdings, Inc.(c)                                                               689,220
      27,700   Lockheed Martin Corporation                                                                      1,796,899
      32,900   Masco Corporation                                                                                1,044,904
       9,200   Monster Worldwide, Inc.(b)                                                                         263,856
       4,700   Navistar International Corporation(b)                                                              150,400
      30,700   Norfolk Southern Corporation                                                                       950,472
      27,198   Northrop Grumman Corporation                                                                     1,502,690
      13,150   PACCAR, Inc.                                                                                       894,200
       9,500   Pall Corporation                                                                                   288,420
       9,050   Parker-Hannifin Corporation                                                                        561,190
      17,500   Pitney Bowes, Inc.                                                                                 762,125
      16,300   R.R. Donnelley & Sons Company                                                                      562,513
      34,300   Raytheon Company                                                                                 1,341,816
      11,100   Robert Half International, Inc.                                                                    277,167
      12,500   Rockwell Automation, Inc.                                                                          608,875
      13,500   Rockwell Collins, Inc.                                                                             643,680
       4,900   Ryder System, Inc.                                                                                 179,340
      51,800   Southwest Airlines Company                                                                         721,574
      10,300   Textron, Inc.                                                                                      781,255
     153,407   Tyco International, Ltd.                                                                         4,479,484
      19,900   Union Pacific Corporation                                                                        1,289,520
      84,600   United Parcel Service, Inc.                                                                      5,850,936
      77,800   United Technologies Corporation                                                                  3,995,030
       5,800   W.W. Grainger, Inc.                                                                                317,782
      43,199   Waste Management, Inc.                                                                           1,224,260
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               91,694,765
=========================================================================================================================

Information Technology (14.4%)
-------------------------------------------------------------------------------------------------------------------------
       8,786   ADC Telecommunications, Inc.(b)                                                                    191,265
      37,100   Adobe Systems, Inc.                                                                              1,061,802
      30,000   Advanced Micro Devices, Inc.(b,c)                                                                  520,200
       9,600   Affiliated Computer Services, Inc.(b,c)                                                            490,560
      28,315   Agilent Technologies, Inc.(b)                                                                      651,811
      28,200   Altera Corporation(b)                                                                              558,924
      28,100   Analog Devices, Inc.                                                                             1,048,411
      12,375   Andrew Corporation(b)                                                                              157,905
      62,500   Apple Computer, Inc.(b)                                                                          2,300,625
     124,800   Applied Materials, Inc.                                                                          2,019,264
      23,300   Applied Micro Circuits Corporation(b)                                                               59,648
      17,400   Autodesk, Inc.                                                                                     598,038
      44,300   Automatic Data Processing, Inc.                                                                  1,859,271
      36,176   Avaya, Inc.(b,c)                                                                                   300,984
      16,800   BMC Software, Inc.(b)                                                                              301,560
      18,900   Broadcom Corporation(b)                                                                            671,139
      43,700   CIENA Corporation(b,c)                                                                              91,333
     485,400   Cisco Systems, Inc.(b)                                                                           9,275,994
      12,900   Citrix Systems, Inc.(b)                                                                            279,414
      35,412   Computer Associates International, Inc.                                                            973,122
      14,000   Computer Sciences Corporation(b)                                                                   611,800
      29,500   Compuware Corporation(b,c)                                                                         212,105
      15,300   Comverse Technology, Inc.(b)                                                                       361,845
      11,000   Convergys Corporation(b)                                                                           156,420
     110,000   Corning, Inc.(b)                                                                                 1,828,200
     183,900   Dell, Inc.(b)                                                                                    7,265,889
      23,200   Electronic Arts, Inc.(b)                                                                         1,313,352
      39,400   Electronic Data Systems Corporation                                                                758,450
     182,486   EMC Corporation(b)                                                                               2,501,883
      59,080   First Data Corporation                                                                           2,371,471
      14,600   Fiserv, Inc.(b)                                                                                    627,070
      30,469   Freescale Semiconductor, Inc.(b)                                                                   645,333
      16,700   Gateway, Inc.(b,c)                                                                                  55,110
     219,186   Hewlett-Packard Company                                                                          5,153,063
     468,900   Intel Corporation                                                                               12,219,534
     122,500   International Business Machines
               Corporation                                                                                      9,089,500
      14,000   Intuit, Inc.(b)                                                                                    631,540
      12,400   Jabil Circuit, Inc.(b)                                                                             381,052
     110,000   JDS Uniphase Corporation(b,c)                                                                      167,200
      14,900   KLA-Tencor Corporation                                                                             651,130
       9,700   Lexmark International, Inc.(b)                                                                     628,851
      23,200   Linear Technology Corporation                                                                      851,208
      29,400   LSI Logic Corporation(b,c)                                                                         249,606
     336,522   Lucent Technologies, Inc.(b,c)                                                                     979,279
      24,900   Maxim Integrated Products, Inc.                                                                    951,429
       6,600   Mercury Interactive Corporation(b)                                                                 253,176
      46,700   Micron Technology, Inc.(b,c)                                                                       476,807
     697,600   Microsoft Corporation                                                                           17,328,384
      11,200   Molex, Inc.(c)                                                                                     291,648
     186,290   Motorola, Inc.                                                                                   3,401,655
      26,600   National Semiconductor Corporation                                                                 585,998
      14,100   NCR Corporation(b)                                                                                 495,192
      27,800   Network Appliance, Inc.(b)                                                                         785,906
      28,900   Novell, Inc.(b,c)                                                                                  179,180
      10,500   Novellus Systems, Inc.(b)                                                                          259,455
      12,800   NVIDIA Corporation(b,c)                                                                            342,016
     281,148   Oracle Corporation(b)                                                                            3,711,154
      20,800   Parametric Technology Corporation(b)                                                               132,704
      25,400   Paychex, Inc.                                                                                      826,516
      13,800   PMC-Sierra, Inc.(b,c)                                                                              128,754
       7,000   QLogic Corporation(b)                                                                              216,090
     124,100   QUALCOMM, Inc.                                                                                   4,096,541
      10,149   Sabre Holdings Corporation(c)                                                                      202,473
      39,900   Sanmina-SCI Corporation(b,c)                                                                       218,253
      11,600   Scientific-Atlanta, Inc.                                                                           385,932
      39,300   Siebel Systems, Inc.(c)                                                                            349,770
      73,800   Solectron Corporation(b)                                                                           279,702
     258,700   Sun Microsystems, Inc.(b)                                                                          964,951
      22,100   SunGard Data Systems, Inc.(b)                                                                      777,257
      54,000   Symantec Corporation(b)                                                                          1,173,960
      18,400   Symbol Technologies, Inc.                                                                          181,608
       6,800   Tektronix, Inc.                                                                                    158,236
      34,000   Tellabs, Inc.(b)                                                                                   295,800
      14,800   Teradyne, Inc.(b)                                                                                  177,156
     126,300   Texas Instruments, Inc.                                                                          3,545,241
      25,700   Unisys Corporation(b)                                                                              162,681
      32,400   VERITAS Software Corporation(b)                                                                    790,560
      72,700   Xerox Corporation(b)                                                                             1,002,533
      26,600   Xilinx, Inc.                                                                                       678,300
      92,300   Yahoo!, Inc.(b)                                                                                  3,198,195
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   122,127,374
=========================================================================================================================

Materials (2.8%)
-------------------------------------------------------------------------------------------------------------------------
      17,500   Air Products and Chemicals, Inc.                                                                 1,055,250
      66,164   Alcoa, Inc.                                                                                      1,728,865
       6,269   Allegheny Technologies, Inc.                                                                       138,294
       8,500   Ball Corporation                                                                                   305,660
       8,200   Bemis Company, Inc.                                                                                217,628
      72,993   Dow Chemical Company                                                                             3,250,378
      75,611   E.I. du Pont de Nemours and Company                                                              3,252,029
       6,200   Eastman Chemical Company                                                                           341,930
      14,000   Ecolab, Inc.                                                                                       453,040
       9,200   Engelhard Corporation                                                                              262,660
      13,600   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            509,184
      19,724   Georgia-Pacific Corporation                                                                        627,223
       4,000   Great Lakes Chemical Corporation                                                                   125,880
       8,600   Hercules, Inc.(b)                                                                                  121,690
       6,300   International Flavors & Fragrances, Inc.                                                           228,186
      37,171   International Paper Company                                                                      1,122,936
       8,600   Louisiana-Pacific Corporation                                                                      211,388
      14,281   MeadWestvaco Corporation                                                                           400,439
      20,389   Monsanto Company                                                                                 1,281,856
      33,848   Newmont Mining Corporation                                                                       1,321,087
      12,100   Nucor Corporation(c)                                                                               552,002
      11,400   Pactiv Corporation(b)                                                                              246,012
       7,270   Phelps Dodge Corporation                                                                           672,475
      13,100   PPG Industries, Inc.                                                                               822,156
      24,500   Praxair, Inc.                                                                                    1,141,700
      12,113   Rohm and Haas Company                                                                              561,316
       6,476   Sealed Air Corporation(b,c)                                                                        322,440
       5,300   Sigma-Aldrich Corporation                                                                          297,012
       9,400   Temple-Inland, Inc.                                                                                349,210
       8,600   United States Steel Corporation(c)                                                                 295,582
       7,800   Vulcan Materials Company                                                                           506,922
      18,600   Weyerhaeuser Company                                                                             1,183,890
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 23,906,320
=========================================================================================================================

Telecommunications Services (3.1%)
-------------------------------------------------------------------------------------------------------------------------
      24,900   ALLTEL Corporation                                                                               1,550,772
      60,832   AT&T Corporation                                                                                 1,158,241
     139,100   BellSouth Corporation                                                                            3,695,887
      10,000   CenturyTel, Inc.                                                                                   346,300
      26,000   Citizens Communications Company                                                                    349,440
      85,400   Nextel Communications, Inc.(b)                                                                   2,759,274
     114,572   Qwest Communications International,
               Inc.(b,c)                                                                                          425,062
     250,860   SBC Communications, Inc.                                                                         5,957,925
     112,350   Sprint Corporation                                                                               2,818,862
     210,196   Verizon Communications, Inc.                                                                     7,262,272
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               26,324,035
=========================================================================================================================

Utilities (3.4%)
-------------------------------------------------------------------------------------------------------------------------
      49,600   AES Corporation(b)                                                                                 812,448
      12,300   Allegheny Energy, Inc.(b,c)                                                                        310,206
      15,600   Ameren Corporation(c)                                                                              862,680
      29,260   American Electric Power Company, Inc.                                                            1,078,816
      40,800   Calpine Corporation(b,c)                                                                           138,720
      20,573   CenterPoint Energy, Inc.(c)                                                                        271,769
      15,200   Cinergy Corporation                                                                                681,264
      16,700   CMS Energy Corporation(b,c)                                                                        251,502
      18,600   Consolidated Edison, Inc.(c)                                                                       871,224
      13,500   Constellation Energy Group, Inc.                                                                   778,815
      25,847   Dominion Resources, Inc.                                                                         1,896,911
      13,300   DTE Energy Company                                                                                 622,041
      70,316   Duke Energy Corporation                                                                          2,090,495
      21,400   Dynegy, Inc.(b,c)                                                                                  104,004
      24,800   Edison International, Inc.                                                                       1,005,640
      16,200   Entergy Corporation                                                                              1,223,910
      50,824   Exelon Corporation                                                                               2,608,796
      25,000   FirstEnergy Corporation                                                                          1,202,750
      29,700   FPL Group, Inc.                                                                                  1,249,182
      13,300   KeySpan Corporation(c,d)                                                                           541,310
       3,400   Nicor, Inc.(c)                                                                                     139,978
      20,809   NiSource, Inc.                                                                                     514,607
       2,900   Peoples Energy Corporation(c)                                                                      126,034
      28,100   PG&E Corporation(c)                                                                              1,054,874
       7,600   Pinnacle West Capital Corporation                                                                  337,820
      14,500   PPL Corporation                                                                                    861,010
      18,920   Progress Energy, Inc.                                                                              855,941
      18,100   Public Service Enterprise Group, Inc.                                                            1,100,842
      18,375   Sempra Energy                                                                                      759,071
      56,600   Southern Company                                                                                 1,962,322
      15,900   TECO Energy, Inc.(c)                                                                               300,669
      18,117   TXU Corporation                                                                                  1,505,342
      30,605   Xcel Energy, Inc.(c)                                                                               597,410
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 28,718,403
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $699,451,826)                                                         811,793,025
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (4.0%)            Interest Rate(e)     Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------
  34,074,947   Thrivent Financial Securities Lending Trust             3.220%               N/A               $34,074,947
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $34,074,947)                                                                       34,074,947
=========================================================================================================================

      Shares   Short-Term Investments (0.6%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,452,004   Thrivent Money Market Portfolio(d)                               2.820%              N/A        $5,452,004
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,452,004
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $738,978,777)                                                         $851,319,976
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At June 30, 2005, $299,250 in cash was pledged as the initial margin deposit for open financial futures contracts.
    In addition, 13,300 shares in KeySpan Corporation common stock valued at $541,310 and $5,452,004 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                   Notional
                               Number of       Expiration                                     Principal     Unrealized
  Type                         Contracts       Date               Position       Value        Amount        Loss
----------------------------------------------------------------------------------------------------------------------
  S&P 500 Futures              19              September 2005     Long           $5,678,625   $5,711,364    $32,739

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.



Real Estate Securities Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)

      Shares   Common Stock (90.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,500   Centex Corporation                                                                                $106,005
       3,000   D.R. Horton, Inc.                                                                                  112,830
       3,000   Fairmont Hotels & Resorts, Inc.(b)                                                                 104,490
       4,900   Great Wolf Resorts, Inc.(b,c)                                                                      100,156
     130,000   Hilton Hotels Corporation                                                                        3,100,500
       1,500   KB Home                                                                                            114,345
     107,500   La Quinta Corporation(c)                                                                         1,002,975
       5,000   Marriott International, Inc.                                                                       341,100
       7,000   Orient Express Hotels, Ltd.                                                                        221,690
       1,000   Pulte Homes, Inc.                                                                                   84,250
     117,500   Starwood Hotels & Resorts Worldwide, Inc.                                                        6,881,975
       8,000   Vail Resorts Inc.(b,c)                                                                             224,800
       5,000   WCI Communities, Inc.(b,c)                                                                         160,150
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    12,555,266
=========================================================================================================================

Financials (85.0%)
-------------------------------------------------------------------------------------------------------------------------
      12,000   Aames Investment Corporation(b)                                                                    116,640
       3,500   Affordable Residential Communities(b)                                                               46,725
      41,000   Alexandria Real Estate Equities, Inc.(d)                                                         3,011,450
      77,000   AMB Property Corporation                                                                         3,344,110
      16,000   American Campus Communities, Inc.(b,e)                                                             362,880
      93,700   American Financial Realty Trust(b)                                                               1,441,106
       8,000   Amli Residential Properties Trust(b)                                                               250,080
       4,500   Anworth Mortgage Asset Corporation                                                                  44,280
      58,500   Apartment Investment & Management Company                                                        2,393,820
       8,000   Arbor Realty Trust(b)                                                                              229,600
     160,000   Archstone-Smith Trust                                                                            6,179,200
      63,500   Arden Realty Group, Inc.                                                                         2,284,730
       4,000   Ashford Hospitality Trust(b)                                                                        43,200
      72,000   Avalonbay Communities, Inc.                                                                      5,817,600
       5,500   Bedford Property Investors, Inc.(b)                                                                126,610
      24,000   BioMed Realty Trust, Inc.                                                                          572,400
     110,000   Boston Properties, Inc.                                                                          7,700,000
      56,500   Brandywine Realty Trust                                                                          1,731,725
       4,000   Brascan Corporation(c)                                                                             152,640
      47,000   BRE Properties, Inc.(b)                                                                          1,966,950
     125,000   Brookfield Properties Corporation                                                                3,600,000
      42,000   Camden Property Trust                                                                            2,257,500
      36,000   Capital Automotive REIT                                                                          1,374,120
      55,300   CarrAmerica Realty Corporation                                                                   2,000,754
     101,000   Catellus Development Corporation                                                                 3,312,800
      52,200   CBL & Associates Properties, Inc.                                                                2,248,254
      55,500   CenterPoint Properties Trust                                                                     2,347,650
       6,500   Colonial Properties Trust(b)                                                                       286,000
      13,700   Columbia Equity Trust, Inc.(c,e)                                                                   210,295
       6,200   Commercial Net Lease Realty, Inc.(b)                                                               126,914
      68,000   Corporate Office Properties Trust                                                                2,002,600
       8,000   Correctional Properties Trust(b)                                                                   226,400
       5,000   Countrywide Financial Corporation                                                                  193,050
      25,000   Cousins Properties, Inc.                                                                           739,500
      20,000   Crescent Real Estate Equities Company(b)                                                           375,000
       3,500   CRT Properties, Inc.                                                                                95,550
       5,000   Deerfield Triarc Capital Corporation(c,e)                                                           78,450
     120,000   Developers Diversified Realty Corporation                                                        5,515,200
      39,200   DiamondRock Hospitality Company                                                                    442,960
      27,000   Digital Realty Trust, Inc.(b)                                                                      469,260
     101,200   Duke Realty Corporation                                                                          3,203,992
       7,500   Eagle Hospitality Properties Trust, Inc.                                                            68,325
      10,000   EastGroup Properties, Inc.                                                                         421,100
      20,000   ECC Capital Corporation                                                                            133,200
      25,000   Education Realty Trust, Inc.(b)                                                                    457,500
      14,000   Entertainment Properties Trust(b)                                                                  644,000
      25,000   Equity Inns, Inc.(b)                                                                               332,500
      18,000   Equity Lifestyle Properties, Inc.                                                                  715,680
     151,500   Equity Office Properties Trust                                                                   5,014,650
      25,000   Equity One, Inc.(b)                                                                                567,500
     204,000   Equity Residential REIT                                                                          7,511,280
      24,000   Essex Property Trust, Inc.                                                                       1,993,440
      33,200   Extra Space Storage, Inc.(b)                                                                       475,756
      48,000   Federal Realty Investment Trust                                                                  2,832,000
       7,500   FelCor Lodging Trust, Inc.(b,c)                                                                    108,600
      14,200   First Potomac Realty Trust(b)                                                                      352,160
      19,000   Forest City Enterprises                                                                          1,349,000
       9,500   Friedman, Billings, Ramsey Group, Inc.(b)                                                          135,850
     210,000   General Growth Properties, Inc.                                                                  8,628,900
      25,600   Glenborough Realty Trust, Inc.(b)                                                                  527,104
       5,000   Glimcher Realty Trust(b)                                                                           138,750
      32,500   GMH Communities Trust(b)                                                                           450,125
      25,000   Gramercy Capital Corporation(b)                                                                    611,500
      16,600   Health Care Property Investors, Inc.                                                               448,864
       7,900   Health Care REIT, Inc.(b)                                                                          297,751
       8,500   Healthcare Realty Trust, Inc.(b)                                                                   328,185
       9,500   Heritage Property Investment Trust(b)                                                              332,690
      25,000   Hersha Hospitality Trust                                                                           238,500
      30,700   Highwoods Properties, Inc.                                                                         913,632
      16,000   Home Properties, Inc.                                                                              688,320
      10,000   Hospitality Properties Trust                                                                       440,700
     322,500   Host Marriott Corporation                                                                        5,643,750
      25,000   HRPT Properties Trust                                                                              310,750
       2,000   Impac Mortgage Holdings, Inc.(b)                                                                    37,300
      25,000   Inland Real Estate Corporation(b)                                                                  402,000
       8,000   Innkeepers USA Trust                                                                               119,520
      38,000   iStar Financial, Inc.                                                                            1,580,420
      26,400   Kilroy Realty Corporation                                                                        1,253,736
      60,000   Kimco Realty Corporation                                                                         3,534,600
      39,000   Kite Realty Group Trust(b)                                                                         585,000
       2,750   KKR Financial Corporation(b,c)                                                                      68,750
      32,000   LaSalle Hotel Properties                                                                         1,049,920
      15,000   Lexington Corporate Properties Trust(b)                                                            364,650
      55,200   Liberty Property Trust(b)                                                                        2,445,912
      18,000   LTC Properties, Inc.(b)                                                                            372,600
      71,000   Macerich Company                                                                                 4,760,550
      40,000   Mack-Cali Realty Corporation                                                                     1,812,000
      15,000   Maguire Properties, Inc.                                                                           425,100
     150,000   MeriStar Hospitality Corporation(b,c)                                                            1,290,000
       7,500   MFA Mortgage Investments, Inc.(b)                                                                   55,875
       3,000   Mid-America Apartment Communities, Inc.                                                            136,260
      59,500   Mills Corporation                                                                                3,617,005
      10,000   MortgageIT Holdings, Inc.(b,e)                                                                     182,500
      11,000   National Health Investors, Inc.(b)                                                                 308,770
      17,100   Nationwide Health Properties, Inc.(b)                                                              403,731
       3,000   New Century Financial Corporation(b)                                                               154,350
      10,600   New Plan Excel Realty Trust, Inc.(b)                                                               288,002
       7,000   Newcastle Investment Corporation(b)                                                                211,050
       7,500   NorthStar Realty Finance Corporation                                                                78,675
      10,000   Omega Healthcare Investors, Inc.                                                                   128,600
      44,000   Pan Pacific Retail Properties, Inc.                                                              2,920,720
       3,000   Parkway Properties, Inc.                                                                           150,030
      16,000   Penn Real Estate Investment Trust                                                                  760,000
      25,000   Plum Creek Timber Company, Inc.                                                                    907,500
      34,000   Post Properties, Inc.(b)                                                                         1,227,740
      43,500   Prentiss Properties Trust                                                                        1,585,140
     240,000   ProLogis Trust                                                                                   9,657,600
      21,100   PS Business Parks, Inc.                                                                            937,895
      71,000   Public Storage, Inc.                                                                             4,490,750
      14,000   Ramco-Gershenson Properties Trust(b)                                                               409,920
       4,100   Rayonier, Inc. REIT                                                                                217,423
      10,000   Realty Income Corporation(b)                                                                       250,400
      81,000   Reckson Associates Realty Corporation                                                            2,717,550
      90,000   Regency Centers Corporation                                                                      5,148,000
       1,300   Saul Centers, Inc.                                                                                  47,255
      10,000   Saxon Capital, Inc.                                                                                170,700
      21,000   Senior Housing Property Trust(b)                                                                   397,110
      47,000   Shurgard Storage Centers, Inc.(b)                                                                2,160,120
     203,000   Simon Property Group, Inc.                                                                      14,715,470
      65,500   SL Green Realty Corporation(b)                                                                   4,224,750
       2,000   Sovran Self Storage, Inc.(b)                                                                        90,920
      22,000   Spirit Finance Corporation                                                                         258,500
       9,000   St. Joe Company                                                                                    733,860
      16,500   Strategic Hotel Capital, Inc.                                                                      297,000
       9,500   Sun Communities, Inc.                                                                              353,305
      19,000   Sunstone Hotel Investors, Inc.                                                                     460,940
      24,400   Tanger Factory Outlet Centers, Inc.                                                                657,092
      42,500   Taubman Centers, Inc.                                                                            1,448,825
       4,000   Thornburg Mortgage Inc.(b)                                                                         116,520
       1,500   Town & Country Trust(b)                                                                             42,765
     110,000   Trizec Properties, Inc.                                                                          2,262,700
       3,900   Trustreet Properties, Inc.(b)                                                                       64,779
      17,600   U-Store-It Trust(b)                                                                                335,280
     157,000   United Dominion Realty Trust, Inc.                                                               3,775,850
       2,000   Universal Health Realty Income Trust(b)                                                             76,220
      12,600   Urstadt Biddle Properties(b)                                                                       218,232
      43,400   Ventas, Inc.                                                                                     1,310,680
     111,500   Vornado Realty Trust                                                                             8,964,600
       6,000   Washington Real Estate Investment Trust(b)                                                         187,200
      16,000   Weingarten Realty Investors                                                                        627,520
       5,000   Windrose Medical Properties Trust(b)                                                                70,150
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               213,149,944
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $189,742,604)                                                         225,705,210
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (8.5%)          Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  21,448,803   Thrivent Financial Securities Lending Trust           3.220%               N/A                 $21,448,803
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $21,448,803)                                                                       21,448,803
=========================================================================================================================

      Shares   Short-Term Investments (1.5%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,666,411   Thrivent Money Market Portfolio                                  2.820%              N/A        $3,666,411
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,666,411
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $214,857,818)                                                         $250,820,424
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.


Balanced Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


      Shares   Common Stock (52.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (5.9%)
-------------------------------------------------------------------------------------------------------------------------
       6,100   Apollo Group, Inc.(b)                                                                             $477,142
       7,900   AutoNation, Inc.(b)                                                                                162,108
       2,300   AutoZone, Inc.(b)                                                                                  212,658
      12,600   Bed Bath & Beyond, Inc.(b)                                                                         526,428
      11,250   Best Buy Company, Inc.                                                                             771,188
       4,900   Big Lots, Inc.(b)                                                                                   64,876
       3,500   Black & Decker Corporation                                                                         314,475
       4,300   Brunswick Corporation                                                                              186,276
      17,800   Carnival Corporation                                                                               970,990
       5,400   Centex Corporation                                                                                 381,618
       8,100   Circuit City Stores, Inc.                                                                          140,049
      20,100   Clear Channel Communications, Inc.                                                                 621,693
      16,200   Coach, Inc.(b)                                                                                     543,834
      94,177   Comcast Corporation(b)                                                                           2,891,234
       2,900   Cooper Tire & Rubber Company(c)                                                                     53,853
       6,479   Dana Corporation                                                                                    97,250
       5,800   Darden Restaurants, Inc.                                                                           191,284
      23,876   Delphi Corporation                                                                                 111,023
       2,700   Dillard's, Inc.(c)                                                                                  63,234
      11,622   Dollar General Corporation(c)                                                                      236,624
       2,700   Dow Jones & Company, Inc.(c)                                                                        95,715
      12,300   Eastman Kodak Company(c)                                                                           330,255
      46,100   eBay, Inc.(b)                                                                                    1,521,761
       7,100   Family Dollar Stores, Inc.                                                                         185,310
       7,300   Federated Department Stores, Inc.                                                                  534,944
      78,500   Ford Motor Company(c)                                                                              803,840
       6,200   Fortune Brands, Inc.                                                                               550,560
      10,600   Gannett Company, Inc.                                                                              753,978
      26,100   Gap, Inc.                                                                                          515,475
      24,100   General Motors Corporation(c)                                                                      819,400
       7,500   Genuine Parts Company                                                                              308,175
       7,500   Goodyear Tire & Rubber Company(b,c)                                                                111,750
       7,000   H&R Block, Inc.                                                                                    408,450
      12,200   Harley-Davidson, Inc.                                                                              605,120
       7,700   Harrah's Entertainment, Inc.                                                                       554,939
       6,900   Hasbro, Inc.                                                                                       143,451
      16,300   Hilton Hotels Corporation                                                                          388,755
      91,600   Home Depot, Inc.                                                                                 3,563,240
      14,600   International Game Technology                                                                      410,990
      18,000   Interpublic Group of Companies, Inc.(b,c)                                                          219,240
      11,300   J.C. Penney Company, Inc. (Holding
               Company)                                                                                           594,154
       8,200   Johnson Controls, Inc.                                                                             461,906
       5,300   Jones Apparel Group, Inc.                                                                          164,512
       3,000   KB Home                                                                                            228,690
       3,300   Knight-Ridder, Inc.                                                                                202,422
      13,200   Kohl's Corporation(b,d)                                                                            738,012
       8,200   Leggett & Platt, Inc.                                                                              217,956
      15,162   Limited Brands, Inc.                                                                               324,770
       4,700   Liz Claiborne, Inc.                                                                                186,872
      32,900   Lowe's Companies, Inc.                                                                           1,915,438
       7,400   Marriott International, Inc.                                                                       504,828
      17,525   Mattel, Inc.                                                                                       320,708
      12,800   May Department Stores Company                                                                      514,048
       3,600   Maytag Corporation(c)                                                                               56,376
      54,100   McDonald's Corporation(d)                                                                        1,501,275
      16,000   McGraw-Hill Companies, Inc.                                                                        708,000
       1,800   Meredith Corporation                                                                                88,308
       6,300   New York Times Company                                                                             196,245
      11,926   Newell Rubbermaid, Inc.(c)                                                                         284,316
     105,500   News Corporation                                                                                 1,706,990
       8,200   NIKE, Inc.                                                                                         710,120
       4,600   Nordstrom, Inc.                                                                                    312,662
      13,500   Office Depot, Inc.(b)                                                                              308,340
       3,200   OfficeMax, Inc.(c)                                                                                  95,264
       7,800   Omnicom Group, Inc.                                                                                622,908
       4,600   Pulte Homes, Inc.                                                                                  387,550
       6,700   RadioShack Corporation                                                                             155,239
       2,400   Reebok International, Ltd.                                                                         100,392
       4,280   Sears Holdings Corporation(b)                                                                      641,444
       4,800   Sherwin-Williams Company                                                                           226,032
       2,500   Snap-On, Inc.                                                                                       85,750
       2,900   Stanley Works                                                                                      132,066
      31,400   Staples, Inc.                                                                                      669,448
      16,700   Starbucks Corporation(b)                                                                           862,722
       9,200   Starwood Hotels & Resorts Worldwide, Inc.                                                          538,844
      37,700   Target Corporation                                                                               2,051,257
       6,100   Tiffany & Company                                                                                  199,836
     200,050   Time Warner, Inc.(b)                                                                             3,342,836
      20,000   TJX Companies, Inc.                                                                                487,000
       9,400   Toys 'R' Us, Inc.(b)                                                                               248,912
      11,900   Tribune Company                                                                                    418,642
      10,900   Univision Communications, Inc.(b)                                                                  300,295
       3,700   VF Corporation                                                                                     211,714
      68,825   Viacom, Inc.                                                                                     2,203,776
       5,556   Visteon Corporation(c)                                                                              33,503
      87,087   Walt Disney Company(d)                                                                           2,192,851
       5,000   Wendy's International, Inc.                                                                        238,250
       2,800   Whirlpool Corporation                                                                              196,308
      12,360   Yum! Brands, Inc.                                                                                  643,709
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    51,376,681
=========================================================================================================================

Consumer Staples (5.1%)
-------------------------------------------------------------------------------------------------------------------------
       3,400   Alberto-Culver Company                                                                             147,322
      15,722   Albertson's, Inc.(c)                                                                               325,131
      88,500   Altria Group, Inc.(d)                                                                            5,722,410
      33,100   Anheuser-Busch Companies, Inc.(d)                                                                1,514,325
      25,141   Archer-Daniels-Midland Company                                                                     537,515
      20,100   Avon Products, Inc.(d)                                                                             760,785
       2,500   Brown-Forman Corporation                                                                           151,150
      10,100   Campbell Soup Company                                                                              310,777
       6,500   Clorox Company                                                                                     362,180
      89,500   Coca-Cola Company(d)                                                                             3,736,625
      10,100   Coca-Cola Enterprises, Inc.                                                                        222,301
      22,300   Colgate-Palmolive Company                                                                        1,112,993
      22,200   ConAgra Foods, Inc.                                                                                514,152
      20,300   Costco Wholesale Corporation                                                                       909,846
      34,500   CVS Corporation                                                                                  1,002,915
      15,800   General Mills, Inc.                                                                                739,282
      42,700   Gillette Company(d)                                                                              2,161,901
      14,950   H.J. Heinz Company                                                                                 529,529
      12,200   Kellogg Company                                                                                    542,168
      20,480   Kimberly-Clark Corporation                                                                       1,281,843
      31,100   Kroger Company(b)                                                                                  591,833
       5,800   McCormick & Company, Inc.                                                                          189,544
       3,100   Molson Coors Brewing Company                                                                       192,200
       6,200   Pepsi Bottling Group, Inc.                                                                         177,382
      71,420   PepsiCo, Inc.                                                                                    3,851,681
     105,600   Procter & Gamble Company(c)                                                                      5,570,400
       3,600   Reynolds American, Inc.(c)                                                                         283,680
      19,100   Safeway, Inc.                                                                                      431,469
      33,600   Sara Lee Corporation                                                                               665,616
       6,000   SUPERVALU, Inc.                                                                                    195,660
      27,000   SYSCO Corporation                                                                                  977,130
       8,000   The Hershey Company                                                                                496,800
       7,100   UST, Inc.                                                                                          324,186
     107,100   Wal-Mart Stores, Inc.(d)                                                                         5,162,220
      43,600   Walgreen Company                                                                                 2,005,164
       7,200   William Wrigley Jr. Company                                                                        495,648
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          44,195,763
=========================================================================================================================

Energy (4.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,400   Amerada Hess Corporation(c)                                                                        362,134
      10,018   Anadarko Petroleum Corporation                                                                     822,979
      13,968   Apache Corporation                                                                                 902,333
       2,800   Ashland, Inc.(b)                                                                                   201,236
      14,420   Baker Hughes, Inc.                                                                                 737,727
       6,900   BJ Services Company                                                                                362,112
      16,434   Burlington Resources, Inc.                                                                         907,814
      89,596   Chevron Corporation(d)                                                                           5,010,208
      59,380   ConocoPhillips                                                                                   3,413,756
      20,200   Devon Energy Corporation(d)                                                                      1,023,736
      27,486   El Paso Corporation(c)                                                                             316,639
      10,200   EOG Resources, Inc.                                                                                579,360
     271,772   Exxon Mobil Corporation(d)                                                                      15,618,737
      21,500   Halliburton Company                                                                              1,028,130
       4,880   Kerr-McGee Corporation                                                                             372,393
       4,100   Kinder Morgan, Inc.                                                                                341,120
      14,800   Marathon Oil Corporation                                                                           789,876
       5,900   Nabors Industries, Ltd.(b)                                                                         357,658
       7,300   National Oilwell Varco, Inc.(b)                                                                    347,042
       5,800   Noble Corporation                                                                                  356,758
      17,000   Occidental Petroleum Corporation                                                                 1,307,810
       4,800   Rowan Companies, Inc.                                                                              142,608
      25,100   Schlumberger, Ltd.                                                                               1,906,094
       3,000   Sunoco, Inc.                                                                                       341,040
      13,836   Transocean, Inc.(b)                                                                                746,729
      11,600   Unocal Corporation                                                                                 754,580
      10,900   Valero Energy Corporation                                                                          862,299
      24,300   Williams Companies, Inc.                                                                           461,700
      15,400   XTO Energy, Inc.                                                                                   523,446
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    40,898,054
=========================================================================================================================

Financials (10.7%)
-------------------------------------------------------------------------------------------------------------------------
      12,200   ACE, Ltd.                                                                                          547,170
      21,500   AFLAC, Inc.                                                                                        930,520
      28,496   Allstate Corporation(d)                                                                          1,702,636
       4,650   Ambac Financial Group, Inc.                                                                        324,384
      46,800   American Express Company                                                                         2,491,164
     110,802   American International Group, Inc.(d)                                                            6,437,596
      15,200   AmSouth Bancorporation                                                                             395,200
      13,650   Aon Corporation                                                                                    341,796
       4,100   Apartment Investment & Management Company                                                          167,772
       8,500   Archstone-Smith Trust                                                                              328,270
     171,712   Bank of America Corporation(d)                                                                   7,831,784
      33,200   Bank of New York Company, Inc.                                                                     955,496
      23,400   BB&T Corporation                                                                                   935,298
       4,778   Bear Stearns Companies, Inc.                                                                       496,625
      10,800   Capital One Financial Corporation                                                                  864,108
      40,825   Charles Schwab Corporation                                                                         460,506
       8,300   Chubb Corporation                                                                                  710,563
       6,751   Cincinnati Financial Corporation                                                                   267,070
       9,000   CIT Group, Inc.(d)                                                                                 386,730
     222,089   Citigroup, Inc.                                                                                 10,267,174
       7,300   Comerica, Inc.                                                                                     421,940
       5,300   Compass Bancshares, Inc.                                                                           238,500
      25,098   Countrywide Financial Corporation                                                                  969,034
      15,700   E*TRADE Financial Corporation(b)                                                                   219,643
      17,500   Equity Office Properties Trust                                                                     579,250
      12,400   Equity Residential REIT                                                                            456,568
      29,400   Federal Home Loan Mortgage Corporation                                                           1,917,762
      41,300   Federal National Mortgage Association                                                            2,411,920
       3,600   Federated Investors, Inc.                                                                          108,036
      20,616   Fifth Third Bancorp(c)                                                                             849,585
       5,500   First Horizon National Corporation(c)                                                              232,100
       6,200   Franklin Resources, Inc.                                                                           477,276
      10,800   Golden West Financial Corporation                                                                  695,304
      17,400   Goldman Sachs Group, Inc.                                                                        1,775,148
      12,600   Hartford Financial Services Group, Inc.                                                            942,228
      10,116   Huntington Bancshares, Inc.(c)                                                                     244,200
     150,198   J.P. Morgan Chase & Company                                                                      5,304,993
       9,800   Janus Capital Group, Inc.                                                                          147,392
       5,900   Jefferson-Pilot Corporation                                                                        297,478
      17,500   KeyCorp                                                                                            580,125
      11,800   Lehman Brothers Holdings, Inc.                                                                   1,171,504
       7,500   Lincoln National Corporation                                                                       351,900
       5,700   Loews Corporation                                                                                  441,750
       3,500   M&T Bank Corporation                                                                               368,060
      22,700   Marsh & McLennan Companies, Inc.                                                                   628,790
       8,600   Marshall & Ilsley Corporation                                                                      382,270
       5,700   MBIA, Inc.                                                                                         338,067
      54,105   MBNA Corporation                                                                                 1,415,387
      18,100   Mellon Financial Corporation                                                                       519,289
      40,300   Merrill Lynch & Company, Inc.                                                                    2,216,903
      31,300   MetLife, Inc.                                                                                    1,406,622
       4,200   MGIC Investment Corporation                                                                        273,924
      10,800   Moody's Corporation                                                                                485,568
      46,690   Morgan Stanley and Company                                                                       2,449,824
      23,400   National City Corporation                                                                          798,408
      20,350   North Fork Bancorporation, Inc.                                                                    571,632
       8,000   Northern Trust Corporation                                                                         364,720
       7,900   Plum Creek Timber Company, Inc.                                                                    286,770
      12,200   PNC Financial Services Group, Inc.                                                                 664,412
      12,500   Principal Financial Group, Inc.                                                                    523,750
       8,500   Progressive Corporation                                                                            839,885
       8,000   ProLogis Trust                                                                                     321,920
      12,500   Providian Financial Corporation(b)                                                                 220,375
      22,200   Prudential Financial, Inc.                                                                       1,457,652
      19,787   Regions Financial Corporation                                                                      670,384
       5,500   SAFECO Corporation                                                                                 298,870
       9,400   Simon Property Group, Inc.                                                                         681,406
      17,900   SLM Corporation                                                                                    909,320
      15,600   Sovereign Bancorp, Inc.                                                                            348,504
      28,725   St. Paul Travelers Companies, Inc.                                                               1,135,499
      14,200   State Street Corporation                                                                           685,150
      13,600   SunTrust Banks, Inc.                                                                               982,464
      13,450   Synovus Financial Corporation                                                                      385,612
       5,200   T. Rowe Price Group, Inc.                                                                          325,520
       4,600   Torchmark Corporation                                                                              240,120
      78,221   U.S. Bancorp                                                                                     2,284,053
      12,858   UnumProvident Corporation(c)                                                                       235,559
      67,315   Wachovia Corporation                                                                             3,338,824
      37,375   Washington Mutual, Inc.                                                                          1,520,789
      71,960   Wells Fargo & Company                                                                            4,431,297
       6,000   XL Capital, Ltd.                                                                                   446,520
       3,900   Zions Bancorporation                                                                               286,767
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                93,416,384
=========================================================================================================================

Health Care (7.1%)
-------------------------------------------------------------------------------------------------------------------------
      66,200   Abbott Laboratories(d)                                                                           3,244,462
      12,328   Aetna, Inc.                                                                                      1,021,005
       5,500   Allergan, Inc.                                                                                     468,820
       4,500   AmerisourceBergen Corporation                                                                      311,175
      52,752   Amgen, Inc.(b)                                                                                   3,189,386
       8,500   Applera Corporation (Applied Biosystems
               Group)                                                                                             167,195
       2,300   Bausch & Lomb, Inc.                                                                                190,900
      26,500   Baxter International, Inc.                                                                         983,150
      10,700   Becton, Dickinson and Company                                                                      561,429
      14,630   Biogen Idec, Inc.(b)                                                                               504,004
      10,850   Biomet, Inc.                                                                                       375,844
      28,100   Boston Scientific Corporation(b)                                                                   758,700
      83,500   Bristol-Myers Squibb Company                                                                     2,085,830
       4,500   C.R. Bard, Inc.                                                                                    299,295
      18,275   Cardinal Health, Inc.                                                                            1,052,274
      19,300   Caremark Rx, Inc.(b)                                                                               859,236
       4,700   Chiron Corporation(b)                                                                              163,983
       5,600   CIGNA Corporation                                                                                  599,368
      48,300   Eli Lilly and Company                                                                            2,690,793
       6,200   Express Scripts, Inc.(b)                                                                           309,876
       5,100   Fisher Scientific International, Inc.(b)                                                           330,990
      14,500   Forest Laboratories, Inc.(b)                                                                       563,325
      10,700   Genzyme Corporation(b)                                                                             642,963
      19,200   Gilead Sciences, Inc.(b)                                                                           844,608
      13,900   Guidant Corporation                                                                                935,470
      16,950   HCA, Inc.                                                                                          960,556
      10,600   Health Management Associates, Inc.                                                                 277,508
       6,730   Hospira, Inc.(b)                                                                                   262,470
       6,900   Humana, Inc.(b)                                                                                    274,206
       9,700   IMS Health, Inc.                                                                                   240,269
     126,906   Johnson & Johnson                                                                                8,248,890
      10,233   King Pharmaceuticals, Inc.(b)                                                                      106,628
       5,700   Laboratory Corporation of America
               Holdings(b)                                                                                        284,430
       3,800   Manor Care, Inc.                                                                                   150,974
      12,580   McKesson Corporation                                                                               563,458
      11,755   Medco Health Solutions, Inc.(b)                                                                    627,247
      10,500   MedImmune, Inc.(b)                                                                                 280,560
      51,600   Medtronic, Inc.                                                                                  2,672,364
      94,100   Merck & Company, Inc.                                                                            2,898,280
       2,300   Millipore Corporation(b)                                                                           130,479
      11,600   Mylan Laboratories, Inc.(c)                                                                        223,184
       5,600   PerkinElmer, Inc.                                                                                  105,840
     317,451   Pfizer, Inc.                                                                                     8,755,299
       6,800   Quest Diagnostics, Inc.                                                                            362,236
      62,900   Schering-Plough Corporation                                                                      1,198,874
      15,380   St. Jude Medical, Inc.(b)                                                                          670,722
      14,800   Stryker Corporation                                                                                703,888
      19,950   Tenet Healthcare Corporation(b)                                                                    244,188
       6,900   Thermo Electron Corporation(b)                                                                     185,403
      54,000   UnitedHealth Group, Inc.                                                                         2,815,560
       5,000   Waters Corporation(b)                                                                              185,850
       4,700   Watson Pharmaceuticals, Inc.(b)                                                                    138,932
      26,100   WellPoint, Inc.(b)                                                                               1,817,604
      57,100   Wyeth                                                                                            2,540,950
      10,490   Zimmer Holdings, Inc.(b)                                                                           799,023
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               61,879,953
=========================================================================================================================

Industrials (5.9%)
-------------------------------------------------------------------------------------------------------------------------
      32,800   3M Company                                                                                       2,371,440
       9,100   Allied Waste Industries, Inc.(b,c)                                                                  72,163
       7,200   American Power Conversion Corporation                                                              169,848
       6,100   American Standard Companies, Inc.                                                                  255,712
       4,000   Avery Dennison Corporation                                                                         211,840
      35,228   Boeing Company(d)                                                                                2,325,048
      15,992   Burlington Northern Santa Fe Corporation                                                           752,903
      14,500   Caterpillar, Inc.                                                                                1,381,995
      44,860   Cendant Corporation                                                                              1,003,518
       5,500   Cintas Corporation                                                                                 212,300
       4,000   Cooper Industries, Ltd.                                                                            255,600
       9,200   CSX Corporation                                                                                    392,472
       1,900   Cummins, Inc.                                                                                      141,759
      10,300   Danaher Corporation                                                                                539,102
      10,500   Deere & Company                                                                                    687,645
       6,300   Delta Air Lines, Inc.(b,c)                                                                          23,688
       8,900   Dover Corporation                                                                                  323,782
       6,400   Eaton Corporation                                                                                  383,360
      17,800   Emerson Electric Company(d)                                                                      1,114,814
       5,700   Equifax, Inc.                                                                                      203,547
      12,840   FedEx Corporation                                                                                1,040,168
       3,700   Fluor Corporation                                                                                  213,083
       8,600   General Dynamics Corporation                                                                       942,044
     452,900   General Electric Company                                                                        15,692,973
       5,100   Goodrich Corporation                                                                               208,896
      36,337   Honeywell International, Inc.                                                                    1,331,024
      10,800   Illinois Tool Works, Inc.                                                                          860,544
       7,100   Ingersoll-Rand Company                                                                             506,585
       4,000   ITT Industries, Inc.                                                                               390,520
       5,000   L-3 Communications Holdings, Inc.                                                                  382,900
      15,600   Lockheed Martin Corporation                                                                      1,011,972
      18,500   Masco Corporation                                                                                  587,560
       5,100   Monster Worldwide, Inc.(b)                                                                         146,268
       2,800   Navistar International Corporation(b)                                                               89,600
      17,200   Norfolk Southern Corporation                                                                       532,512
      15,406   Northrop Grumman Corporation                                                                       851,182
       7,500   PACCAR, Inc.                                                                                       510,000
       5,500   Pall Corporation                                                                                   166,980
       5,100   Parker-Hannifin Corporation                                                                        316,251
      10,000   Pitney Bowes, Inc.                                                                                 435,500
       9,200   R.R. Donnelley & Sons Company                                                                      317,492
      19,400   Raytheon Company                                                                                   758,928
       6,300   Robert Half International, Inc.                                                                    157,311
       7,000   Rockwell Automation, Inc.(c)                                                                       340,970
       7,600   Rockwell Collins, Inc.                                                                             362,368
       2,800   Ryder System, Inc.                                                                                 102,480
      29,180   Southwest Airlines Company                                                                         406,477
       5,700   Textron, Inc.                                                                                      432,345
      86,163   Tyco International, Ltd.                                                                         2,515,960
      11,200   Union Pacific Corporation                                                                          725,760
      47,500   United Parcel Service, Inc.                                                                      3,285,100
      43,700   United Technologies Corporation                                                                  2,243,995
       3,300   W.W. Grainger, Inc.                                                                                180,807
      24,230   Waste Management, Inc.                                                                             686,678
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               51,555,769
=========================================================================================================================

Information Technology (7.9%)
-------------------------------------------------------------------------------------------------------------------------
       4,928   ADC Telecommunications, Inc.(b,c)                                                                  107,283
      20,800   Adobe Systems, Inc.                                                                                595,296
      16,800   Advanced Micro Devices, Inc.(b,c)                                                                  291,312
       5,400   Affiliated Computer Services, Inc.(b)                                                              275,940
      15,963   Agilent Technologies, Inc.(b)                                                                      367,468
      15,800   Altera Corporation(b)                                                                              313,156
      15,800   Analog Devices, Inc.                                                                               589,498
       6,900   Andrew Corporation(b,c)                                                                             88,044
      35,100   Apple Computer, Inc.(b)                                                                          1,292,031
      70,200   Applied Materials, Inc.                                                                          1,135,836
      13,100   Applied Micro Circuits Corporation(b)                                                               33,536
       9,800   Autodesk, Inc.                                                                                     336,826
      24,900   Automatic Data Processing, Inc.                                                                  1,045,053
      20,339   Avaya, Inc.(b)                                                                                     169,220
       9,400   BMC Software, Inc.(b)                                                                              168,730
      10,600   Broadcom Corporation(b)                                                                            376,406
      24,700   CIENA Corporation(b)                                                                                51,623
     272,900   Cisco Systems, Inc.(b,d)                                                                         5,215,119
       7,200   Citrix Systems, Inc.(b)                                                                            155,952
      19,875   Computer Associates International, Inc.                                                            546,165
       7,800   Computer Sciences Corporation(b)                                                                   340,860
      16,500   Compuware Corporation(b)                                                                           118,635
       8,600   Comverse Technology, Inc.(b)                                                                       203,390
       6,100   Convergys Corporation(b)                                                                            86,742
      61,800   Corning, Inc.(b)                                                                                 1,027,116
     103,400   Dell, Inc.(b,d)                                                                                  4,085,334
      13,000   Electronic Arts, Inc.(b)                                                                           735,930
      22,100   Electronic Data Systems Corporation                                                                425,425
     102,524   EMC Corporation(b)                                                                               1,405,604
      33,162   First Data Corporation(d)                                                                        1,331,123
       8,250   Fiserv, Inc.(b)                                                                                    354,338
      17,130   Freescale Semiconductor, Inc.(b)                                                                   362,813
       9,400   Gateway, Inc.(b,c)                                                                                  31,020
     123,261   Hewlett-Packard Company                                                                          2,897,866
     263,600   Intel Corporation(d)                                                                             6,869,416
      68,800   International Business Machines
               Corporation                                                                                      5,104,960
       7,900   Intuit, Inc.(b)                                                                                    356,369
       7,000   Jabil Circuit, Inc.(b)                                                                             215,110
      61,800   JDS Uniphase Corporation(b,c)                                                                       93,936
       8,400   KLA-Tencor Corporation                                                                             367,080
       5,400   Lexmark International, Inc.(b)                                                                     350,082
      13,000   Linear Technology Corporation                                                                      476,970
      16,500   LSI Logic Corporation(b,c)                                                                         140,085
     189,175   Lucent Technologies, Inc.(b,c)                                                                     550,499
      14,100   Maxim Integrated Products, Inc.                                                                    538,761
       3,700   Mercury Interactive Corporation(b)                                                                 141,932
      26,300   Micron Technology, Inc.(b)                                                                         268,523
     392,100   Microsoft Corporation(d)                                                                         9,739,764
       6,250   Molex, Inc.(c)                                                                                     162,750
     104,821   Motorola, Inc.                                                                                   1,914,031
      14,900   National Semiconductor Corporation                                                                 328,247
       7,900   NCR Corporation(b)                                                                                 277,448
      15,600   Network Appliance, Inc.(b)                                                                         441,012
      16,200   Novell, Inc.(b,c)                                                                                  100,440
       5,900   Novellus Systems, Inc.(b)                                                                          145,789
       7,200   NVIDIA Corporation(b)                                                                              192,384
     158,000   Oracle Corporation(b)                                                                            2,085,600
      11,800   Parametric Technology Corporation(b)                                                                75,284
      14,250   Paychex, Inc.                                                                                      463,695
       7,700   PMC-Sierra, Inc.(b)                                                                                 71,841
       3,800   QLogic Corporation(b)                                                                              117,306
      69,800   QUALCOMM, Inc.                                                                                   2,304,098
       5,785   Sabre Holdings Corporation                                                                         115,411
      22,400   Sanmina-SCI Corporation(b)                                                                         122,528
       6,500   Scientific-Atlanta, Inc.                                                                           216,255
      22,000   Siebel Systems, Inc.(c)                                                                            195,800
      41,500   Solectron Corporation(b)                                                                           157,285
     145,400   Sun Microsystems, Inc.(b)                                                                          542,342
      12,400   SunGard Data Systems, Inc.(b)                                                                      436,108
      30,300   Symantec Corporation(b)                                                                            658,722
      10,400   Symbol Technologies, Inc.                                                                          102,648
       3,900   Tektronix, Inc.                                                                                     90,753
      19,100   Tellabs, Inc.(b)                                                                                   166,170
       8,300   Teradyne, Inc.(b)                                                                                   99,351
      71,000   Texas Instruments, Inc.                                                                          1,992,970
      14,500   Unisys Corporation(b)                                                                               91,785
      18,300   VERITAS Software Corporation(b)                                                                    446,520
      41,000   Xerox Corporation(b)                                                                               565,390
      14,900   Xilinx, Inc.                                                                                       379,950
      51,900   Yahoo!, Inc.(b)                                                                                  1,798,335
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    68,632,425
=========================================================================================================================

Materials (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       9,700   Air Products and Chemicals, Inc.                                                                   584,910
      37,164   Alcoa, Inc.(d)                                                                                     971,095
       3,481   Allegheny Technologies, Inc.                                                                        76,791
       4,900   Ball Corporation                                                                                   176,204
       4,600   Bemis Company, Inc.                                                                                122,084
      40,977   Dow Chemical Company(d)                                                                          1,824,706
      42,519   E.I. du Pont de Nemours and Company                                                              1,828,742
       3,600   Eastman Chemical Company                                                                           198,540
       8,000   Ecolab, Inc.                                                                                       258,880
       5,250   Engelhard Corporation                                                                              149,888
       7,600   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            284,544
      11,083   Georgia-Pacific Corporation                                                                        352,439
       2,400   Great Lakes Chemical Corporation                                                                    75,528
       5,000   Hercules, Inc.(b)                                                                                   70,750
       3,500   International Flavors & Fragrances, Inc.                                                           126,770
      20,921   International Paper Company                                                                        632,023
       4,900   Louisiana-Pacific Corporation                                                                      120,442
       8,080   MeadWestvaco Corporation                                                                           226,563
      11,433   Monsanto Company                                                                                   718,793
      19,017   Newmont Mining Corporation                                                                         742,234
       6,800   Nucor Corporation                                                                                  310,216
       6,400   Pactiv Corporation(b)                                                                              138,112
       4,120   Phelps Dodge Corporation                                                                           381,100
       7,300   PPG Industries, Inc.                                                                               458,148
      13,800   Praxair, Inc.                                                                                      643,080
       6,811   Rohm and Haas Company                                                                              315,622
       3,564   Sealed Air Corporation(b)                                                                          177,452
       3,000   Sigma-Aldrich Corporation                                                                          168,120
       5,300   Temple-Inland, Inc.                                                                                196,895
       4,900   United States Steel Corporation                                                                    168,413
       4,400   Vulcan Materials Company                                                                           285,956
      10,400   Weyerhaeuser Company                                                                               661,960
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 13,447,000
=========================================================================================================================

Telecommunications Services (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      14,000   ALLTEL Corporation                                                                                 871,920
      34,213   AT&T Corporation                                                                                   651,416
      78,100   BellSouth Corporation                                                                            2,075,117
       5,650   CenturyTel, Inc.(c)                                                                                195,660
      14,700   Citizens Communications Company                                                                    197,568
      48,000   Nextel Communications, Inc.(b)                                                                   1,550,880
      64,418   Qwest Communications International,
               Inc.(b,c)                                                                                          238,991
     140,962   SBC Communications, Inc.                                                                         3,347,848
      63,150   Sprint Corporation                                                                               1,584,434
     118,170   Verizon Communications, Inc.                                                                     4,082,774
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               14,796,608
=========================================================================================================================

Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      27,800   AES Corporation(b)                                                                                 455,364
       6,900   Allegheny Energy, Inc.(b,c)                                                                        174,018
       8,800   Ameren Corporation(c)                                                                              486,640
      16,440   American Electric Power Company, Inc.                                                              606,143
      22,900   Calpine Corporation(b,c)                                                                            77,860
      11,624   CenterPoint Energy, Inc.(c)                                                                        153,553
       8,600   Cinergy Corporation                                                                                385,452
       9,300   CMS Energy Corporation(b)                                                                          140,058
      10,400   Consolidated Edison, Inc.(c)                                                                       487,136
       7,600   Constellation Energy Group, Inc.                                                                   438,444
      14,515   Dominion Resources, Inc.                                                                         1,065,256
       7,500   DTE Energy Company                                                                                 350,775
      39,522   Duke Energy Corporation                                                                          1,174,989
      12,100   Dynegy, Inc.(b,c)                                                                                   58,806
      13,900   Edison International, Inc.                                                                         563,645
       9,100   Entergy Corporation                                                                                687,505
      28,574   Exelon Corporation(d)                                                                            1,466,703
      14,000   FirstEnergy Corporation                                                                            673,540
      16,700   FPL Group, Inc.                                                                                    702,402
       7,400   KeySpan Corporation                                                                                301,180
       1,900   Nicor, Inc.(c)                                                                                      78,223
      11,634   NiSource, Inc.                                                                                     287,709
       1,800   Peoples Energy Corporation(c)                                                                       78,228
      15,900   PG&E Corporation                                                                                   596,886
       4,300   Pinnacle West Capital Corporation                                                                  191,135
       8,200   PPL Corporation                                                                                    486,916
      10,691   Progress Energy, Inc.                                                                              483,661
      10,100   Public Service Enterprise Group, Inc.                                                              614,282
      10,287   Sempra Energy                                                                                      424,956
      31,800   Southern Company                                                                                 1,102,506
       8,900   TECO Energy, Inc.(c)                                                                               168,299
      10,170   TXU Corporation                                                                                    845,025
      17,310   Xcel Energy, Inc.(c)                                                                               337,891
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 16,145,186
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $388,976,408)                                                        $456,343,823
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income (32.4%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (3.3%)
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Americredit Automobile Receivables
               Trust(e)                                                         3.230%         7/6/2005        $2,000,254
   1,000,000   California Infrastructure PG&E Company                           6.480        12/26/2009         1,045,795
   2,000,000   Caterpillar Financial Asset Trust                                3.900         2/25/2009         1,996,758
     975,899   Chase Funding Mortgage Loan Asset Backed
               Certificates                                                     2.734         9/25/2024           968,966
   2,500,000   DaimlerChrysler Master Owner Trust(e)                            3.270         7/15/2005         2,497,845
   2,000,000   GE Dealer Floorplan Master Note Trust(e)                         3.300         7/20/2005         2,000,326
   2,500,000   GMAC Mortgage Corporation Loan Trust(d,e)                        3.404         7/25/2005         2,497,308
     400,000   GMAC Mortgage Corporation Loan Trust(e)                          3.444         7/25/2005           400,618
     775,000   Honda Auto Receivables Owner Trust                               3.820         5/21/2010           769,857
   2,500,000   Hyundai Auto Receivables Trust(f)                                3.880         6/16/2008         2,499,609
   1,500,000   John Deere Owner Trust                                           3.980         6/15/2009         1,499,880
   1,200,000   Long Beach Mortgage Loan Trust(e,f)                              3.424         8/25/2005         1,200,000
     400,000   Massachusetts RRB Special Purpose Trust                          3.780         9/15/2010           398,043
     400,000   MBNA Credit Card Master Note Trust(e)                            3.330         7/15/2005           400,718
   2,500,000   National Collegiate Student Loan Trust(e)                        3.374         8/25/2005         2,494,250
   2,000,000   SLM Student Loan Trust(e)                                        3.171         7/25/2005         1,994,902
   1,814,981   Structured Asset Investment Loan Trust(e)                        3.394         7/25/2005         1,814,947
   2,000,000   Textron Financial Floorplan Master Note
               Trust(e)                                                         3.330         7/13/2005         2,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   28,480,076
=========================================================================================================================

Basic Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Alcan, Inc.                                                      5.000          6/1/2015           251,152
     300,000   Codelco, Inc.                                                    6.375        11/30/2012           329,239
     550,000   Weyerhaeuser Company                                             6.750         3/15/2012           605,132
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,185,523
=========================================================================================================================

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   Boeing Capital Corporation(c)                                    6.100          3/1/2011           924,070
     225,000   Caterpillar, Inc.                                                4.500         6/15/2009           227,063
   1,050,000   General Electric Company                                         5.000          2/1/2013         1,084,136
     225,000   Hutchison Whampoa International, Ltd.                            5.450        11/24/2010           232,478
     225,000   Hutchison Whampoa International, Ltd.                            6.250         1/24/2014           241,872
     300,000   John Deere Capital Corporation                                   7.000         3/15/2012           344,188
     475,000   Lockheed Martin Corporation(c)                                   8.200         12/1/2009           550,303
     225,000   Northrop Grumman Corporation                                     7.125         2/15/2011           254,467
     500,000   Tyco International Group SA                                      6.375        10/15/2011           549,152
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,407,729
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043         1,038,334
     400,000   Bear Stearns Commercial Mortgage
               Securities, Inc.                                                 3.869         2/11/2041           393,236
   2,465,454   Commercial Mortgage Pass-Through
               Certificates(e)                                                  3.320         7/15/2005         2,464,971
   2,500,000   Credit Suisse First Boston Mortgage
               Securities Corporation(e)                                        3.380         7/15/2005         2,500,018
     500,000   Credit Suisse First Boston Mortgage
               Securities Corporation                                           4.829        11/15/2037           509,664
     200,000   General Electric Commercial Mortgage
               Corporation                                                      4.641         9/10/2013           202,271
   1,500,000   GMAC Commercial Mortgage Securities, Inc.                        4.547        12/10/2041         1,510,416
   1,000,000   Greenwich Capital Commercial Funding
               Corporation                                                      5.317         6/10/2036         1,054,475
     400,000   J.P. Morgan Chase Commercial Mortgage
               Securities                                                       4.654         1/12/2037           404,210
     500,000   J.P. Morgan Chase Commercial Mortgage
               Securities                                                       4.697         7/15/2042           504,852
   1,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027           972,243
   1,755,788   Nationslink Funding Corporation                                  6.316         1/20/2031         1,854,583
   2,499,070   Wachovia Bank Commercial Mortgage
               Trust(d,e)                                                       3.320         7/15/2005         2,498,191
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      15,907,464
=========================================================================================================================

Communications Services (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   AT&T Wireless Services, Inc.(d)                                  7.875          3/1/2011           522,975
     225,000   British Telecom plc                                              8.375        12/15/2010           266,397
     450,000   Cingular Wireless, Inc.                                          6.500        12/15/2011           497,107
     200,000   Comcast Corporation                                              5.500         3/15/2011           208,665
     500,000   Cox Communications, Inc.                                         7.750         11/1/2010           566,130
     225,000   Deutsche Telekom International Finance
               BV(g)                                                            8.500         6/15/2010           260,760
     400,000   Deutsche Telekom International Finance
               BV(g)                                                            5.250         7/22/2013           415,292
     225,000   France Telecom SA                                                9.250          3/1/2011           261,107
     500,000   News America, Inc.(c)                                            4.750         3/15/2010           502,216
     500,000   SBC Communications, Inc.                                         5.875          2/1/2012           534,488
     600,000   Sprint Capital Corporation                                       7.625         1/30/2011           685,247
     450,000   Sprint Capital Corporation                                       6.900          5/1/2019           515,380
     425,000   Tele-Communications, Inc. (TCI Group)                            7.875          8/1/2013           505,864
     550,000   Telecom Italia Capital SA                                        5.250        11/15/2013           558,363
   1,000,000   Verizon Global Funding Corporation                               7.250         12/1/2010         1,133,509
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    7,433,500
=========================================================================================================================

Consumer Cyclical (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   AOL Time Warner, Inc.                                            6.875          5/1/2012           733,474
     500,000   DaimlerChrysler North American Holdings
               Corporation                                                      6.500        11/15/2013           541,104
     750,000   Ford Motor Credit Company                                        5.800         1/12/2009           711,972
   1,025,000   Ford Motor Credit Company(c,d)                                   7.250        10/25/2011           986,325
     500,000   Johnson Controls, Inc.                                           7.125         7/15/2017           586,718
     850,000   Target Corporation                                               6.350         1/15/2011           934,756
     475,000   Toyota Motor Credit Corporation(c)                               2.875          8/1/2008           458,955
     450,000   Wal-Mart Stores, Inc.                                            7.550         2/15/2030           613,831
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          5,567,135
=========================================================================================================================

Consumer Non-Cyclical (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Bunge Limited Finance Corporation                                4.375        12/15/2008           500,070
     425,000   Coca-Cola HBC Finance BV                                         5.125         9/17/2013           443,013
     600,000   ConAgra Foods, Inc.                                              6.000         9/15/2006           610,219
     482,000   General Mills, Inc.(c)                                           6.000         2/15/2012           524,014
     250,000   GlaxoSmithKline Capital, Inc.                                    5.375         4/15/2034           266,588
     500,000   Kraft Foods, Inc.                                                6.250          6/1/2012           549,656
     500,000   Kroger Company                                                   4.950         1/15/2015           495,502
     450,000   Safeway, Inc.                                                    4.125         11/1/2008           443,522
     500,000   WellPoint, Inc.                                                  5.000        12/15/2014           510,552
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,343,136
=========================================================================================================================

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Burlington Resources, Inc.                                       6.500         12/1/2011           553,574
     800,000   ConocoPhillips                                                   4.750        10/15/2012           818,666
     250,000   PennzEnergy Company                                             10.125        11/15/2009           302,642
     500,000   Union Oil Company of California                                  5.050         10/1/2012           519,974
     500,000   Valero Energy Corporation                                        4.750         6/15/2013           495,042
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,689,898
=========================================================================================================================

Financials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   Allstate Corporation                                             5.000         8/15/2014           462,573
     250,000   Associates Corporation of North America(d)                       6.250         11/1/2008           265,988
     725,000   Bank of America Corporation                                      3.875         1/15/2008           722,149
     675,000   Bank of America Corporation(c)                                   4.750         8/15/2013           687,244
     425,000   Bank One Corporation                                             5.900        11/15/2011           458,368
     700,000   BB&T Corporation                                                 6.500          8/1/2011           777,021
     900,000   BNP Paribas SA                                                   5.186         6/29/2015           909,915
     650,000   CIT Group, Inc.                                                  4.750        12/15/2010           657,513
   1,000,000   Citigroup, Inc.                                                  3.500          2/1/2008           985,903
     800,000   Countrywide Home Loans, Inc.(d)                                  4.000         3/22/2011           771,539
     650,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           642,358
     450,000   EOP Operating, LP(c)                                             4.750         3/15/2014           441,182
     675,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012           750,204
     425,000   Household Finance Corporation                                    4.750         5/15/2009           431,105
     500,000   HSBC Finance Corporation                                         5.000         6/30/2015           503,904
     625,000   International Lease Finance Corporation(c)                       5.875          5/1/2013           663,499
   1,075,000   J.P. Morgan Chase & Company                                      4.500        11/15/2010         1,082,832
     650,000   Lehman Brothers Holdings, Inc.                                   3.950        11/10/2009           640,993
     450,000   Merrill Lynch & Company, Inc.                                    5.000          2/3/2014           461,017
     350,000   MetLife, Inc.                                                    5.000         6/15/2015           355,204
   1,100,000   Morgan Stanley Dean Witter & Company                             6.750         4/15/2011         1,217,960
     425,000   ProLogis Trust                                                   5.500          3/1/2013           444,284
     500,000   Prudential Financial, Inc.                                       4.750         6/13/2015           500,490
     400,000   Residential Capital Corporation                                  6.375         6/30/2010           401,925
     450,000   Student Loan Marketing Corporation                               4.000         1/15/2010           444,530
     450,000   Union Planters Corporation                                       4.375         12/1/2010           448,907
     425,000   Wachovia Bank NA                                                 4.875          2/1/2015           432,439
     500,000   Washington Mutual Bank FA                                        5.500         1/15/2013           523,604
     900,000   Wells Fargo & Company                                            4.200         1/15/2010           899,526
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                17,984,176
=========================================================================================================================

Foreign (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Canadian Government(c)                                           5.250         11/5/2008         1,569,657
     625,000   European Investment Bank(c)                                      3.000         6/16/2008           613,122
     450,000   Export-Import Bank of Korea                                      4.125         2/10/2009           446,177
   1,200,000   Inter-American Development Bank                                  5.375        11/18/2008         1,257,136
   1,000,000   Ontario Electricity Financial Corporation                        7.450         3/31/2013         1,210,119
     425,000   Pemex Project Funding Master Trust                               9.125        10/13/2010           497,675
     250,000   Petro-Canada, Ltd.                                               8.600         1/15/2010           300,930
     500,000   Province of Newfoundland                                         8.650        10/22/2022           732,826
     600,000   Province of Quebec                                               4.875          5/5/2014           620,455
     750,000   Republic of Italy(c)                                             4.375         6/15/2013           763,130
     875,000   United Mexican States                                            7.500         1/14/2012           992,250
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    9,003,477
=========================================================================================================================

Mortgage-Backed Securities (9.6%)
-------------------------------------------------------------------------------------------------------------------------
      17,912   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          4/1/2009            18,538
      17,288   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.500          8/1/2010            18,262
      16,807   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.000         11/1/2010            17,601
      96,715   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.000          2/1/2011           101,281
      59,532   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          5/1/2012            61,552
      21,484   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.000          8/1/2012            22,491
      44,571   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500         11/1/2012            46,362
      19,022   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          8/1/2013            19,795
     150,298   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          2/1/2014           155,455
     217,155   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         5.500          4/1/2014           223,083
     204,409   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          4/1/2014           211,380
      74,144   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          6/1/2014            77,168
      93,687   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.500          9/1/2014            99,135
     238,227   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          7/1/2016           247,906
   2,108,490   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         5.500         12/1/2017         2,164,808
   7,000,000   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Conventional(g)                                      5.000          7/1/2035         7,000,000
   7,150,000   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Conventional(g)                                      6.000          7/1/2035         7,330,981
       9,082   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          6/1/2012             9,685
      25,010   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          4/1/2024            26,040
     112,251   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         9.000         11/1/2024           123,847
       5,416   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         9.000          4/1/2025             5,981
       8,225   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          9/1/2025             8,691
       9,884   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.500          9/1/2025            10,797
      19,768   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          1/1/2026            21,334
       7,054   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          5/1/2026             7,329
      20,967   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          5/1/2026            22,151
      32,694   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          7/1/2026            33,659
       2,682   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          7/1/2026             2,879
       1,833   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          8/1/2026             1,968
      14,357   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000         11/1/2026            15,491
       8,214   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          1/1/2027             8,819
      22,457   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          2/1/2027            23,332
      21,207   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          2/1/2027            22,369
      39,329   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          3/1/2027            42,434
      15,365   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          4/1/2027            16,479
      23,089   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          5/1/2027            24,354
      39,916   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          6/1/2027            43,064
      14,627   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.500          7/1/2027            15,978
      16,756   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          9/1/2027            17,674
      20,713   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000         10/1/2027            22,346
      20,827   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500         11/1/2027            22,337
      15,891   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500         12/1/2027            16,511
      26,862   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500         12/1/2027            28,809
      47,529   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          3/1/2028            50,123
      17,429   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          5/1/2028            18,692
      80,815   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          6/1/2028            83,973
      33,424   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000         10/1/2028            35,248
      68,062   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500         11/1/2028            70,721
      15,775   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          1/1/2029            16,391
     147,430   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          3/1/2029           151,557
      81,373   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          4/1/2029            84,521
     133,663   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          5/1/2029           137,405
     131,387   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          5/1/2029           138,421
      66,033   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          7/1/2029            68,588
      86,134   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          8/1/2029            89,466
      27,530   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          9/1/2029            29,004
      88,457   Federal Home Loan Mortgage Corporation
               Gold 7-Yr. Balloon                                               6.000          4/1/2006            89,236
      35,705   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000         10/1/2029            37,617
      30,285   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500         11/1/2029            32,446
       9,771   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          1/1/2030            10,289
      66,504   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          1/1/2030            71,210
      26,013   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          8/1/2030            28,012
     140,914   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          3/1/2031           144,731
     379,464   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          6/1/2031           389,740
     305,838   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          1/1/2032           314,121
   1,054,035   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000         10/1/2032         1,081,855
       8,017   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 9.000          4/1/2010             8,613
       9,759   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          2/1/2011            10,098
      14,956   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 8.000          5/1/2011            15,945
      21,018   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 7.000          6/1/2011            22,034
       9,907   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.500          7/1/2011            10,313
      10,408   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 7.500          7/1/2011            11,003
      72,335   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.500          5/1/2012            75,307
      35,190   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.500          7/1/2012            36,636
      68,605   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 7.000         10/1/2012            71,904
      16,206   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 7.000         12/1/2012            16,985
      66,415   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.500          6/1/2013            69,164
     226,748   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 5.500         12/1/2013           232,979
     185,177   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000         12/1/2013           191,576
      44,603   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 7.500          4/1/2015            47,231
   9,150,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(f)                              4.500          7/1/2020         9,107,105
  10,800,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(f)                              5.000          7/1/2020        10,918,130
     117,691   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000         11/1/2013           121,788
      11,501   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                10.500          8/1/2020            13,065
       6,530   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 9.500          4/1/2025             7,308
       1,899   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          9/1/2025             2,035
      11,252   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.500         11/1/2025            12,286
       9,821   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          1/1/2026            10,395
      26,203   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          2/1/2026            27,219
      10,554   Federal National Mortgage AssociatioN
               Conventional 30-Yr. Pass Through                                 7.000          3/1/2026            11,167
      15,176   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          4/1/2026            15,764
      35,800   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          5/1/2026            36,841
       3,804   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.500          5/1/2026             4,153
       9,184   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          7/1/2026             9,839
      40,688   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          8/1/2026            43,590
       3,182   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000          8/1/2026             3,429
      36,697   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 9.000          9/1/2026            40,480
      16,984   Federal National Mortgage AssociatioN
               Conventional 30-Yr. Pass Through                                 7.000         11/1/2026            17,970
       6,853   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000         11/1/2026             7,385
       4,122   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500         12/1/2026             4,416
       4,761   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          2/1/2027             5,100
      13,940   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          3/1/2027            14,750
      13,272   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          5/1/2027            14,208
      17,458   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2027            18,131
      14,431   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          7/1/2027            15,248
       5,233   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000          7/1/2027             5,637
      21,232   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          8/1/2027            22,729
      79,900   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000          9/1/2027            86,072
      17,556   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         10/1/2027            18,550
      74,619   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500         12/1/2027            79,879
      16,815   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000         12/1/2027            18,114
      45,965   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          2/1/2028            47,735
      30,901   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          2/1/2028            32,651
     231,744   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2028           240,657
      44,347   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          8/1/2028            46,849
     136,014   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500         11/1/2028           141,246
       6,541   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         11/1/2028             6,910
     412,825   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000         12/1/2028           424,300
      69,972   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         12/1/2028            73,920
      85,905   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          3/1/2029            88,274
      97,620   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          6/1/2029           101,381
     144,391   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          7/1/2029           148,374
      57,245   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2029            59,450
     166,350   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          8/1/2029           177,844
     154,763   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000         11/1/2029           159,031
     114,500   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         11/1/2029           120,843
      49,883   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.500          4/1/2030            54,353
      17,456   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          8/1/2030            18,653
     126,404   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          4/1/2031           129,755
     281,837   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          5/1/2031           289,310
     247,128   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2031           256,343
     115,762   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500         10/1/2031           120,078
     135,078   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500         12/1/2031           140,114
     166,768   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          5/1/2032           172,879
     950,542   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2032           985,372
     426,659   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500         12/1/2032           442,292
  31,400,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(f)                              5.500          7/1/2035        31,821,953
      13,410   Government National Mortgage
               Association 15-Yr. Pass Through                                  6.500         5/15/2009            13,848
      34,527   Government National Mortgage
               Association 15-Yr. Pass Through                                  6.000         4/15/2011            35,788
       9,771   Government National Mortgage
               Association 15-Yr. Pass Through                                  6.500         6/15/2011            10,167
      14,540   Government National Mortgage
               Association 15-Yr. Pass Through                                  7.500         7/15/2011            15,344
      35,293   Government National Mortgage
               Association 15-Yr. Pass Through                                  7.000         4/15/2012            37,033
     195,894   Government National Mortgage
               Association 15-Yr. Pass Through                                  6.000         7/15/2014           203,463
       4,421   Government National Mortgage
               Association 30-Yr. Pass Through                                  9.500        12/15/2024             4,955
      15,374   Government National Mortgage
               Association 30-Yr. Pass Through                                  9.500         1/15/2025            17,245
     117,142   Government National Mortgage
               Association 30-Yr. Pass Through                                  9.000         3/15/2025           129,435
       3,117   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         8/15/2025             3,351
      60,262   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         1/15/2026            63,994
       9,470   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         3/15/2026             9,923
      38,423   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         4/15/2026            40,802
       7,437   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         4/15/2026             8,047
      34,563   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.000         5/15/2026            35,754
      33,828   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         5/15/2026            35,923
      10,406   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         5/15/2026            11,178
      58,699   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         6/15/2026            62,334
      37,010   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.500         6/15/2026            40,414
       3,541   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.500         7/15/2026             3,867
      47,931   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         9/15/2026            51,864
      17,984   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500        10/15/2026            19,318
      21,465   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000        11/15/2026            23,226
       3,338   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.500        11/15/2026             3,645
       8,249   Government National Mortgage
               Association 30-Yr. Pass Through                                  9.000        12/15/2026             9,122
       2,767   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         1/15/2027             2,970
      61,640   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         4/15/2027            66,163
      15,729   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         6/20/2027            16,936
       6,209   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         8/15/2027             6,717
     128,976   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500        10/15/2027           135,067
      68,459   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000        10/15/2027            72,631
      73,217   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000        11/15/2027            77,679
      37,246   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2028            38,992
     115,242   Government National Mortgage Association
               30-Yr. Pass Through                                              7.000         7/15/2028           122,186
      66,030   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         7/15/2028            70,830
     165,599   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         9/15/2028           173,359
     139,468   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.000        12/15/2028           144,180
     128,802   Government National Mortgage Association
               30-Yr. Pass Through                                              6.500         1/15/2029           134,736
     281,779   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         3/15/2029           294,760
     107,592   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         4/15/2029           112,548
      91,126   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         4/15/2029            96,558
     256,284   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.000         6/15/2029           264,861
     115,380   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         6/15/2029           122,257
      24,340   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         8/15/2029            26,095
      12,018   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.500         9/15/2029            13,102
     122,529   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         5/15/2030           132,440
      98,320   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         9/15/2031           104,143
     195,440   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         2/15/2032           204,332
     109,377   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2032           114,354
   1,000,000   Government National Mortgage
               Association 30-Yr. Pass Through(f)                               6.500          7/1/2035         1,044,375
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                83,898,972
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   International Business Machines
               Corporation                                                      7.500         6/15/2013           597,216
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   597,216
=========================================================================================================================

Transportation (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     425,000   CSX Corporation(d)                                               5.500          8/1/2013           445,563
     450,000   FedEx Corporation                                                3.500          4/1/2009           438,583
     500,000   Union Pacific Corporation                                        6.500         4/15/2012           554,370
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,438,516
=========================================================================================================================

U.S. Government (10.8%)
-------------------------------------------------------------------------------------------------------------------------
  $1,020,000   Federal Home Loan Bank                                           6.625         8/27/2007         1,078,027
   1,000,000   Federal Home Loan Bank(c)                                        2.750         3/14/2008           973,033
   1,000,000   Federal Home Loan Bank                                           5.925          4/9/2008         1,053,432
   1,000,000   Federal Home Loan Bank(c)                                        3.750         8/18/2009           993,664
  10,000,000   Federal Home Loan Mortgage
               Corporation(d,e)                                                 3.335          9/9/2005         9,998,660
   4,000,000   Federal Home Loan Mortgage Corporation(c)                        2.875        12/15/2006         3,948,132
     400,000   Federal Home Loan Mortgage Corporation(c)                        3.625         2/15/2007           398,917
   3,000,000   Federal Home Loan Mortgage Corporation(c)                        5.750         4/15/2008         3,149,232
   1,500,000   Federal Home Loan Mortgage Corporation(c)                        5.125         7/15/2012         1,590,020
   3,300,000   Federal National Mortgage Association(c)                         5.500         2/15/2006         3,335,736
   2,000,000   Federal National Mortgage Association                            7.120          7/3/2006         2,065,290
     600,000   Federal National Mortgage Association(c)                         3.250         1/15/2008           591,743
   1,000,000   Federal National Mortgage Association(c)                         5.250         1/15/2009         1,043,472
     850,000   Federal National Mortgage Association(c)                         6.250          2/1/2011           931,401
   1,500,000   Federal National Mortgage Association                            5.625         4/17/2028         1,710,980
   1,000,000   Federal National Mortgage Association(c)                         7.125         1/15/2030         1,367,236
   1,000,000   Resolution Funding Corporation                                   8.625         1/15/2021         1,467,326
   3,100,000   U.S. Treasury Bonds(c)                                           7.250         5/15/2016         3,969,575
     925,000   U.S. Treasury Bonds(c)                                           8.875         2/15/2019         1,375,107
     450,000   U.S. Treasury Bonds(c)                                           8.125         8/15/2019           637,664
     650,000   U.S. Treasury Bonds(c)                                           7.875         2/15/2021           920,080
     600,000   U.S. Treasury Bonds(c)                                           8.000        11/15/2021           864,539
     400,000   U.S. Treasury Bonds(c)                                           7.250         8/15/2022           544,312
     250,000   U.S. Treasury Bonds                                              7.625        11/15/2022           352,373
     625,000   U.S. Treasury Bonds(c)                                           7.125         2/15/2023           844,629
     750,000   U.S. Treasury Bonds(c)                                           6.250         8/15/2023           934,658
   1,100,000   U.S. Treasury Bonds(c)                                           7.500        11/15/2024         1,562,859
     500,000   U.S. Treasury Bonds(c)                                           6.875         8/15/2025           673,047
   6,275,000   U.S. Treasury Bonds(c)                                           5.250        11/15/2028         7,166,979
   2,750,000   U.S. Treasury Bonds                                              6.125         8/15/2029         3,511,299
   1,100,000   U.S. Treasury Notes(c)                                           5.625         2/15/2006         1,115,168
     700,000   U.S. Treasury Notes(c)                                           7.000         7/15/2006           724,254
   3,000,000   U.S. Treasury Notes                                              2.750         7/31/2006         2,974,569
   2,625,000   U.S. Treasury Notes(c)                                           6.500        10/15/2006         2,720,259
   1,200,000   U.S. Treasury Notes(c)                                           3.500        11/15/2006         1,198,640
   8,250,000   U.S. Treasury Notes(c)                                           4.375         5/15/2007         8,359,890
   1,700,000   U.S. Treasury Notes(c)                                           6.125         8/15/2007         1,785,398
   2,250,000   U.S. Treasury Notes(c)                                           3.375         2/15/2008         2,233,652
   2,800,000   U.S. Treasury Notes(c)                                           5.500         2/15/2008         2,929,609
   1,000,000   U.S. Treasury Notes(c)                                           3.250         8/15/2008           987,539
     900,000   U.S. Treasury Notes(c)                                           5.500         5/15/2009           959,098
   3,150,000   U.S. Treasury Notes(c)                                           6.000         8/15/2009         3,422,547
     450,000   U.S. Treasury Notes                                              5.000         2/15/2011           478,107
   3,825,000   U.S. Treasury Notes(c)                                           4.250         8/15/2013         3,920,625
     750,000   U.S. Treasury Notes(c)                                           4.750         5/15/2014           795,820
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           93,658,597
=========================================================================================================================

Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     242,000   Alliant Energy Resources, Inc.                                   7.375         11/9/2009           271,167
     250,000   Columbia Energy Group                                            7.320        11/28/2010           252,549
     450,000   Duke Capital Corporation                                         7.500         10/1/2009           500,433
     450,000   FirstEnergy Corporation                                          6.450        11/15/2011           491,682
     750,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008           824,038
     425,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           471,092
     700,000   Public Service Company of Colorado                               7.875         10/1/2012           846,194
   1,000,000   Public Service Electric & Gas Company                            6.375          5/1/2008         1,053,979
     225,000   Southern California Edison Company                               5.000         1/15/2014           231,221
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,942,355
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $274,994,887)                                                                                 $281,537,770
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (10.2%)                Interest Rate(h)    Maturity Date       Value
-------------------------------------------------------------------------------------------------------------------------
  88,610,189   Thrivent Financial Securities Lending Trust                  3.220%              N/A           $88,610,189
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $88,610,189)                                                                       88,610,189
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (5.0%)                         Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $17,485,000   Cargill Global Funding plc                                       3.350%         7/1/2005       $17,485,000
   9,468,670   Thrivent Money Market Portfolio (i)                              2.820               N/A         9,468,670
  17,000,000   Total Capital SA                                                 3.370          7/1/2005        17,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                43,953,670
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $796,535,154)                                                         $870,445,452
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(h) The interest rate shown reflects the yield.

(i) At June 30, 2005, $236,250 in cash was pledged as the initial margin deposit for open financial futures contracts.
    In addition, $9,468,670 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                             Notional
                          Number of        Expiration                                        Principal     Unrealized
  Type                    Contracts        Date               Position       Value           Amount        Loss
-------------------------------------------------------------------------------------------------------------------------
  S&P 500 Futures         15               September 2005     Long           $4,483,125      $4,507,965    $24,840

The accompanying notes to the financial statements are an integral part of this schedule.


High Yield Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Long-Term Fixed Income (80.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (11.1%)
-------------------------------------------------------------------------------------------------------------------------
  $4,010,000   Abitibi-Consolidated, Inc.(b)                                    6.000%        6/20/2013        $3,689,200
   1,490,000   Ainsworth Lumber Company, Ltd.(c)                                7.194         9/30/2005         1,486,275
   3,340,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014         3,006,000
   2,260,000   Appleton Papers, Inc.                                            8.125         6/15/2011         2,203,500
   2,820,000   Appleton Papers, Inc.                                            9.750         6/15/2014         2,721,300
   3,450,000   Arch Western Finance, LLC                                        6.750          7/1/2013         3,562,125
   2,430,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014         2,721,600
   2,250,000   Buckeye Technologies, Inc.(b)                                    8.000        10/15/2010         2,160,000
   1,400,000   Buckeye Technologies, Inc.(b)                                    8.500         10/1/2013         1,428,000
   3,400,000   Cellu Tissue Holdings, Inc.                                      9.750         3/15/2010         3,451,000
   3,460,000   Chaparral Steel Company(d)                                      10.000         7/15/2013         3,477,300
   3,470,000   Crystal US Holdings 3, LLC/Crystal US Sub
               3 Corporation(e)                                           Zero Coupon         10/1/2014         2,446,350
   3,675,000   Equistar Chemicals, LP(b)                                       10.125          9/1/2008         3,978,188
   2,970,000   Equistar Chemicals, LP                                          10.625          5/1/2011         3,278,138
   1,480,000   Equistar Chemicals, LP(b)                                        7.550         2/15/2026         1,372,700
   3,400,000   Georgia-Pacific Corporation                                      8.125         5/15/2011         3,833,500
   3,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         3,676,562
   3,150,000   Graphic Packaging International
               Corporation(b)                                                   9.500         8/15/2013         3,173,625
   3,217,000   Huntsman International, LLC(b)                                  10.125          7/1/2009         3,309,489
     990,000   Huntsman International, LLC(b)                                   7.375          1/1/2015           977,625
   1,644,000   Huntsman, LLC                                                   11.500         7/15/2012         1,927,590
   2,850,000   IMCO Recycling, Inc.                                            10.375        10/15/2010         3,127,875
   1,800,000   ISP Chemco, Inc.                                                10.250          7/1/2011         1,962,000
   3,900,000   ISP Holdings, Inc.                                              10.625        12/15/2009         4,192,500
   1,700,000   Ispat Inland ULC(c)                                              9.850         10/3/2005         1,810,500
   1,196,000   Ispat Inland ULC                                                 9.750          4/1/2014         1,393,340
     543,000   Lyondell Chemical Company(b)                                     9.875          5/1/2007           556,575
   4,780,000   Lyondell Chemical Company(b)                                    10.500          6/1/2013         5,467,125
   4,200,000   MacDermid, Inc.                                                  9.125         7/15/2011         4,525,500
   3,000,000   Methanex Corporation                                             8.750         8/15/2012         3,431,250
   4,300,000   Nalco Company                                                    7.750        11/15/2011         4,579,500
   4,000,000   NOVA Chemicals Corporation(b)                                    6.500         1/15/2012         3,880,000
   3,200,000   Novelis, Inc.                                                    7.250         2/15/2015         3,212,000
   2,850,000   Rockwood Specialties, Inc.                                      10.625         5/15/2011         3,142,125
   3,460,000   Ryerson Tull, Inc.(b)                                            8.250        12/15/2011         3,010,200
   1,600,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,700,000
   1,800,000   Steel Dynamics, Inc.(b)                                          9.500         3/15/2009         1,912,500
   1,150,000   Stone Container Corporation                                      8.375          7/1/2012         1,161,500
   2,280,000   Stone Container Finance                                          7.375         7/15/2014         2,143,200
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                          109,087,757
=========================================================================================================================

Capital Goods (8.3%)
-------------------------------------------------------------------------------------------------------------------------
     490,000   Aleris International, Inc.                                       9.000        11/15/2014           507,150
   4,830,000   Allied Waste North America, Inc.                                 7.875         4/15/2013         4,938,675
   4,550,000   Amsted Industries, Inc.                                         10.250        10/15/2011         4,914,000
   1,980,000   Builders Firstsource, Inc.(c)                                    7.518         8/15/2005         1,970,100
   5,240,000   Case New Holland, Inc.                                           9.250          8/1/2011         5,502,000
   4,080,000   Consolidated Container Company, LLC(b,e)                   Zero Coupon         6/15/2009         3,141,600
   4,000,000   Crown Cork & Seal Finance plc                                    7.000        12/15/2006         4,100,000
   2,300,000   Crown Euro Holdings SA(b)                                       10.875          3/1/2013         2,702,500
   3,400,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011         3,621,000
   2,850,000   Erico International Corporation                                  8.875          3/1/2012         2,892,750
   2,850,000   Fastentech, Inc.                                                11.500          5/1/2011         3,092,250
   2,470,000   Graham Packaging Company, Inc.(b)                                9.875        10/15/2014         2,476,175
   1,480,000   K&F Acquisition, Inc.(b)                                         7.750        11/15/2014         1,513,300
   2,850,000   Legrand SA                                                      10.500         2/15/2013         3,249,000
   1,150,000   Legrand SA(b)                                                    8.500         2/15/2025         1,391,500
   1,700,000   Mueller Group, Inc.                                             10.000          5/1/2012         1,785,000
   3,450,000   Mueller Holdings, Inc.(e)                                  Zero Coupon         4/15/2014         2,518,500
   3,450,000   NationsRent, Inc.                                                9.500        10/15/2010         3,760,500
   4,000,000   Norcraft Companies, LP/Norcraft Finance                          9.000         11/1/2011         4,120,000
   2,665,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         2,831,562
   1,400,000   Owens-Brockway Glass Container, Inc.(b)                          8.250         5/15/2013         1,520,750
   3,150,000   Owens-Illinois, Inc.(b)                                          7.500         5/15/2010         3,307,500
   3,700,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         4,079,250
   1,490,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014         1,571,950
   3,400,000   Texas Industries, Inc.                                          10.250         6/15/2011         3,939,750
   3,310,000   TransDigm, Inc.(b)                                               8.375         7/15/2011         3,508,600
   3,000,000   United Rentals North America, Inc.                               6.500         2/15/2012         2,951,250
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             81,906,612
=========================================================================================================================

Communications Services (16.8%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Alamosa Delaware, Inc.                                           8.500         1/31/2012         4,195,000
   2,470,000   American Cellular Corporation(b)                                10.000          8/1/2011         2,507,050
   3,960,000   American Tower Corporation                                       7.125        10/15/2012         4,187,700
   2,300,000   American Towers, Inc.(b)                                         7.250         12/1/2011         2,426,500
   1,970,000   AT&T Corporation(e)                                              9.050        11/15/2011         2,270,425
   3,950,000   Block Communications, Inc.                                       9.250         4/15/2009         4,206,750
   4,524,001   CanWest Media, Inc.                                              8.000         9/15/2012         4,761,511
   2,880,000   Charter Communications Holdings, LLC(b)                         10.750         10/1/2009         2,224,800
   2,480,000   Charter Communications Holdings, LLC                             9.625        11/15/2009         1,853,800
   2,570,000   Charter Communications Holdings, LLC(b)                          8.750        11/15/2013         2,531,450
   2,970,000   Charter Communications Operating, LLC                            8.000         4/30/2012         2,955,150
   4,620,000   CSC Holdings, Inc.                                               7.625          4/1/2011         4,562,250
   1,430,000   Dex Media East, LLC/Dex Media East Finance
               Company                                                         12.125        11/15/2012         1,712,425
   1,660,000   Dex Media West, LLC/Dex Media West Finance
               Company                                                          9.875         8/15/2013         1,892,400
   1,700,000   Dex Media, Inc.(e)                                         Zero Coupon        11/15/2013         1,368,500
   3,400,000   Dex Media, Inc.(b)                                               8.000        11/15/2013         3,612,500
   3,960,000   Dobson Cellular Systems(b)                                       9.875         11/1/2012         4,177,800
   3,450,000   EchoStar DBS Corporation(b)                                      6.375         10/1/2011         3,419,812
   2,550,000   Eircom Funding(b)                                                8.250         8/15/2013         2,766,750
   2,970,000   Emmis Communications Corporation(b,c)                            9.285         9/15/2005         3,021,975
     990,000   Houghton Mifflin Company                                         8.250          2/1/2011         1,027,125
   1,967,000   Houghton Mifflin Company(b)                                      9.875          2/1/2013         2,099,772
   2,960,000   Intelsat Bermuda, Ltd.                                           8.625         1/15/2015         3,122,800
   2,900,000   IPCS Escrow Company                                             11.500          5/1/2012         3,233,500
   4,060,000   Kabel Deutschland GmbH                                          10.625          7/1/2014         4,405,100
   1,650,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,262,250
   3,190,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012         2,974,675
   4,000,000   Nextel Communications, Inc.                                      6.875        10/31/2013         4,275,000
   2,460,000   Nextel Communications, Inc.                                      5.950         3/15/2014         2,555,325
   3,140,000   Nextel Communications, Inc.                                      7.375          8/1/2015         3,391,200
   4,000,000   Nextel Partners, Inc.                                            8.125          7/1/2011         4,340,000
   2,800,000   NTL Cable plc(c)                                                 8.141         7/15/2005         2,884,000
   1,605,000   PanAmSat Corporation                                             9.000         8/15/2014         1,751,456
   2,315,000   PanAmSat Holding Corporation(e)                            Zero Coupon         11/1/2014         1,591,562
   2,900,000   PRIMEDIA, Inc.(c)                                                8.643         8/15/2005         3,030,500
   2,470,000   Qwest Communications International,
               Inc.(c)                                                          6.770         8/15/2005         2,426,775
   4,150,000   Qwest Communications International,
               Inc.(b)                                                          7.250         2/15/2011         4,015,125
     990,000   Qwest Corporation(c)                                             6.660         9/15/2005         1,013,512
   4,950,000   Qwest Corporation                                                7.875          9/1/2011         5,160,375
   1,490,000   Qwest Corporation                                                7.625         6/15/2015         1,521,662
   7,330,000   Qwest Services Corporation                                      13.500        12/15/2010         8,466,150
   1,480,000   Radio One, Inc.                                                  6.375         2/15/2013         1,455,950
   1,480,000   Rainbow National Services, LLC                                   8.750          9/1/2012         1,616,900
   3,460,000   Rainbow National Services, LLC                                  10.375          9/1/2014         3,979,000
   1,480,000   Rogers Wireless Communications, Inc.(b)                          7.250        12/15/2012         1,598,400
   2,470,000   Rogers Wireless Communications, Inc.(b)                          8.000        12/15/2012         2,661,425
     990,000   Rogers Wireless Communications, Inc.                             7.500         3/15/2015         1,076,625
   1,159,000   SBA Telecommunications, Inc.(b,e)                          Zero Coupon        12/15/2011         1,066,280
   3,150,000   Spectrasite, Inc.                                                8.250         5/15/2010         3,339,000
   2,965,000   UbiquiTel Operating Company                                      9.875          3/1/2011         3,254,088
   3,150,000   US Unwired, Inc.                                                10.000         6/15/2012         3,504,375
   3,210,000   Valor Telecommunications Enterprises, LLC                        7.750         2/15/2015         3,153,825
   3,950,000   Videotron Ltee(b)                                                6.875         1/15/2014         4,019,125
   3,220,000   WDAC Subsidiary Corporation(b)                                   8.375         12/1/2014         3,075,100
   3,500,000   XM Satellite Radio, Inc.(c)                                      8.710          8/1/2005         3,530,625
   3,950,000   Zues Special Subsidiary, Ltd.(e)                           Zero Coupon          2/1/2015         2,636,625
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  165,169,755
=========================================================================================================================

Consumer Cyclical (14.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,980,000   Allied Security Escrow Corporation                              11.375         7/15/2011         1,930,500
   4,300,000   American Casino & Entertainment
               Properties, LLC(b)                                               7.850          2/1/2012         4,558,000
   3,950,000   ArvinMeritor, Inc.(b)                                            8.750          3/1/2012         4,117,875
   4,750,000   Beazer Homes USA, Inc.(f)                                        8.625         5/15/2011         5,035,000
   4,380,000   Blockbuster, Inc.(b)                                             9.000          9/1/2012         4,095,300
   4,530,000   Boyd Gaming Corporation(b)                                       7.750        12/15/2012         4,841,438
   4,400,000   Buffets, Inc.(b)                                                11.250         7/15/2010         4,433,000
   2,960,000   Buhrmann US, Inc.                                                7.875          3/1/2015         2,886,000
   2,850,000   Caesars Entertainment, Inc.(b)                                   8.125         5/15/2011         3,277,500
   1,980,000   Circus & Eldorado Joint Venture/Silver
               Legacy Capital Corporation(b)                                   10.125          3/1/2012         2,071,575
   4,940,000   D.R. Horton, Inc.(b)                                             4.875         1/15/2010         4,881,402
   3,515,000   Dura Operating Corporation(b)                                    8.625         4/15/2012         3,163,500
   1,970,000   Gaylord Entertainment Company                                    6.750        11/15/2014         1,925,675
   8,410,000   General Motors Acceptance Corporation(b)                         6.875         9/15/2011         7,763,170
   4,550,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013         4,595,500
   4,030,000   Host Marriott, LP                                                6.375         3/15/2015         3,989,700
   4,930,000   IAAI Finance Corporation                                        11.000          4/1/2013         5,076,056
   3,960,000   Jean Coutu Group (PJC), Inc.(b)                                  8.500          8/1/2014         3,910,500
   4,700,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         5,123,000
   3,940,000   KB Home                                                          6.250         6/15/2015         4,005,692
   8,650,000   MGM MIRAGE                                                       5.875         2/27/2014         8,401,312
   4,550,000   Mohegan Tribal Gaming Authority(b)                               6.375         7/15/2009         4,641,000
   5,200,000   NCL Corporation                                                 10.625         7/15/2014         5,473,000
   2,370,000   Pennsylvania National Gaming, Inc.(b)                            6.875         12/1/2011         2,429,250
     990,000   Pennsylvania National Gaming, Inc.                               6.750          3/1/2015           982,575
   2,800,000   Perry Ellis International, Inc.                                  8.875         9/15/2013         2,800,000
   4,280,000   Poster Financial Group, Inc.                                     8.750         12/1/2011         4,354,900
   3,000,000   Premier Entertainment Biloxi, LLC/Premier
               BiloxiFinance Corporation                                       10.750          2/1/2012         2,910,000
   5,340,000   Rent-Way, Inc.                                                  11.875         6/15/2010         5,980,800
   3,470,000   Saks, Inc.                                                       7.500         12/1/2010         3,470,000
   5,160,000   TRW Automotive, Inc.                                             9.375         2/15/2013         5,714,700
   2,475,000   Universal City Florida Holding Company
               I/II(c)                                                          7.960          8/1/2005         2,567,812
   1,480,000   Universal City Florida Holding Company
               I/II(b)                                                          8.375          5/1/2010         1,542,900
   3,400,000   VICORP Restaurants, Inc.                                        10.500         4/15/2011         3,434,000
   3,350,000   Warnaco, Inc.                                                    8.875         6/15/2013         3,701,750
   2,243,000   William Carter Company                                          10.875         8/15/2011         2,512,519
   5,048,000   WMG Holdings Corporation(e)                                Zero Coupon        12/15/2014         3,483,120
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        146,080,021
=========================================================================================================================

Consumer Non-Cyclical (7.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,960,000   Ardent Health Services, Inc.                                    10.000         8/15/2013         2,369,150
     740,000   Athena Neurosciences Finance, LLC(b)                             7.250         2/21/2008           688,200
   3,000,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014         3,270,000
   1,730,000   CDRV Investors, Inc.(e)                                    Zero Coupon          1/1/2015           847,700
   2,460,000   DaVita, Inc.                                                     6.625         3/15/2013         2,539,950
   2,470,000   DaVita, Inc.(b)                                                  7.250         3/15/2015         2,537,925
   2,470,000   Del Laboratories, Inc.                                           8.000          2/1/2012         2,124,200
   1,980,000   Elan Finance Corporation, Ltd.                                   7.750        11/15/2011         1,692,900
   6,300,000   Fisher Scientific International, Inc.                            8.000          9/1/2013         7,197,750
   2,970,000   Fisher Scientific International, Inc.(d)                         6.125          7/1/2015         2,973,712
   3,700,000   HCA, Inc.                                                        6.300         10/1/2012         3,797,991
   4,500,000   IASIS Healthcare, LLC (IASIS Capital
               Corporation)                                                     8.750         6/15/2014         4,882,500
   2,150,000   Jafra Cosmetics                                                 10.750         5/15/2011         2,408,000
   5,800,000   Jostens Holding Corporation(e)                             Zero Coupon         12/1/2013         4,089,000
   3,950,000   Michael Foods, Inc.                                              8.000        11/15/2013         4,019,125
     740,000   PerkinElmer, Inc.(b)                                             8.875         1/15/2013           823,250
   6,905,000   Roundy's, Inc.(b)                                                8.875         6/15/2012         7,112,150
   2,460,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         2,656,800
     990,000   Smithfield Foods, Inc.                                           7.000          8/1/2011         1,041,975
   3,705,000   Stater Brothers Holdings, Inc.(b)                                8.125         6/15/2012         3,612,375
   2,500,000   Tenet Healthcare Corporation                                     9.875          7/1/2014         2,681,250
   3,700,000   US Oncology Holdings, Inc.(c)                                    8.509         9/15/2005         3,450,250
   2,230,000   US Oncology, Inc.                                                9.000         8/15/2012         2,386,100
   1,230,000   Vanguard Health Holding Company I, LLC(e)                  Zero Coupon         10/1/2015           873,300
     990,000   Ventas Realty, LP/Ventas Capital
               Corporation                                                      7.125          6/1/2015         1,029,600
   2,100,000   Warner Chilcott Corporation                                      8.750          2/1/2015         2,042,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     73,147,403
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,980,000   Chesapeake Energy Corporation                                    6.375         6/15/2015         2,029,500
   4,460,000   Chesapeake Energy Corporation                                    6.250         1/15/2018         4,393,100
   3,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         3,210,000
   2,300,000   EXCO Resources, Inc.                                             7.250         1/15/2011         2,300,000
   3,470,000   Harvest Operations Corporation                                   7.875        10/15/2011         3,305,175
   3,140,000   Hornbeck Offshore Services, Inc.                                 6.125         12/1/2014         3,179,250
   2,960,000   Kerr-McGee Corporation                                           6.875         9/15/2011         3,160,593
   1,755,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         1,948,050
   2,980,000   Ocean Rig Norway AS                                              8.375          7/1/2013         3,017,250
   3,380,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010         3,785,600
   3,455,000   Pogo Producing Company                                           6.625         3/15/2015         3,567,288
   4,538,160   Port Arthur Finance Corporation                                 12.500         1/15/2009         5,128,121
   3,480,000   Pride International, Inc.(b)                                     7.375         7/15/2014         3,819,300
   3,800,000   Western Oil Sands, Inc.                                          8.375          5/1/2012         4,327,250
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    47,170,477
=========================================================================================================================

Financials (2.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,464,000   American Financial Group, Inc.,
               Convertible(e)                                                   1.486          6/2/2033         1,480,860
   2,890,000   Dollar Financial Group, Inc.                                     9.750        11/15/2011         2,980,312
   4,940,000   Dow Jones CDX                                                    6.750         6/29/2010         4,943,088
   3,470,000   Fairfax Financial Holdings, Ltd.(b)                              7.750         4/26/2012         3,296,500
   2,409,500   FINOVA Group, Inc.                                               7.500        11/15/2009         1,072,228
   1,425,000   Goldman Sachs Group, Inc., Convertible(c)                        1.296         9/21/2005         1,386,496
   3,460,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012         3,667,600
   2,470,000   Residential Capital Corporation                                  6.875         6/30/2015         2,524,394
   2,500,000   Riggs Capital Trust II                                           8.875         3/15/2027         2,875,000
   9,000,000   SIG Capital Trust I(g,h)                                         9.500         8/15/2027                 9
  10,060,000   United Companies Financial Corporation
               (h,i)                                                            8.375          7/1/2005            75,450
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                24,301,937
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,650,000   Federal Republic of Brazil(b)                                   11.000         1/11/2012         1,959,375
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,959,375
=========================================================================================================================

Technology (2.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,980,000   Freescale Semiconductor, Inc.(b)                                 6.875         7/15/2011         2,098,800
   1,980,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014         2,128,500
   2,880,000   Itron, Inc.                                                      7.750         5/15/2012         2,952,000
   3,210,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    6.875        12/15/2011         3,145,800
     500,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    8.000        12/15/2014           480,000
   2,750,000   Sanmina-SCI Corporation                                         10.375         1/15/2010         3,052,500
     620,000   Sanmina-SCI Corporation(b)                                       6.750          3/1/2013           592,100
   1,700,000   Thomas & Betts Corporation(b)                                    7.250          6/1/2013         1,864,070
   4,600,000   UGS Corporation                                                 10.000          6/1/2012         5,106,000
   4,550,000   Xerox Corporation(b)                                             7.625         6/15/2013         4,896,938
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                26,316,708
=========================================================================================================================

Transportation (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,980,000   H-Lines Finance Holding Corporation(e)                     Zero Coupon          4/1/2013         1,524,600
   3,100,000   Horizon Lines, LLC                                               9.000         11/1/2012         3,247,250
   3,450,000   Progress Rail Services Corporation                               7.750          4/1/2012         3,493,125
   5,017,439   United Air Lines, Inc. (i)                                       7.730          7/1/2010         4,675,230
   5,200,000   Windsor Petroleum Transport Corporation(e)                       7.840         1/15/2021         5,774,891
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            18,715,096
=========================================================================================================================

Utilities (10.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,700,000   AES Corporation(b)                                               8.875         2/15/2011         1,895,500
   3,900,000   AES Corporation(f)                                               8.750         5/15/2013         4,358,250
   3,950,000   AmeriGas Partners, LP                                            7.250         5/20/2015         4,108,000
   3,400,000   Calpine Generating Company, LLC(b,c)                             8.850          8/1/2005         3,332,000
   5,734,750   CE Generation, LLC                                               7.416        12/15/2018         6,079,414
   2,470,000   Consumers Energy Company                                         6.300          2/1/2012         2,482,350
   4,000,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010         4,420,000
   2,460,000   Dynegy Holdings, Inc.(b)                                         6.875          4/1/2011         2,429,250
   7,500,000   Edison Mission Energy(b)                                         9.875         4/15/2011         8,784,375
   5,850,000   El Paso Corporation(b)                                           7.000         5/15/2011         5,835,375
   3,460,000   El Paso Corporation                                              7.800          8/1/2031         3,364,850
   4,250,000   El Paso Production Holding Company(b)                            7.750          6/1/2013         4,536,875
   4,450,000   Midland Funding Corporation II                                  13.250         7/23/2006         4,711,108
   2,350,000   Midwest Generation, LLC                                          8.750          5/1/2034         2,632,000
   4,460,000   Mission Energy Holding Company                                  13.500         7/15/2008         5,296,250
   3,286,000   NRG Energy, Inc.                                                 8.000        12/15/2013         3,466,730
   3,400,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         4,071,500
   2,250,000   Pacific Energy Partners, LP/Pacific Energy
               Finance Corporation                                              7.125         6/15/2014         2,342,812
   2,000,000   Southern Natural Gas Company                                     8.875         3/15/2010         2,193,856
   3,680,000   Southern Star Central Corporation                                8.500          8/1/2010         3,864,000
   2,720,000   Texas Genco, LLC/Texas Genco Financing
               Corporation                                                      6.875        12/15/2014         2,862,800
   2,270,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         2,390,310
   8,500,000   Williams Companies, Inc.(e)                                      8.125         3/15/2012         9,647,504
   2,470,000   Williams Companies, Inc.                                         8.750         3/15/2032         2,967,088
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 98,072,197
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $777,402,823)                                                                                  791,927,338
=========================================================================================================================

      Shares   Preferred Stock (1.8%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      50,000   CenterPoint Energy, Inc., Convertible (j)                                                        1,658,650
     105,000   Chevy Chase Preferred Capital Corporation,
               Convertible                                                                                      6,132,000
      23,000   PRIMEDIA, Inc.                                                                                   2,259,750
       5,000   Sovereign Real Estate Investment
               Corporation                                                                                      7,250,000
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $13,345,691)                                                        17,300,400
=========================================================================================================================

      Shares   Common Stock (0.1%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       5,000   Aavid Thermal Technology, Inc., Stock
               Warrants (j)                                                                                        50,000
       4,600   ASAT Finance, LLC, Stock Warrants (h,j,k)                                                                0
       5,856   Ionex Telecommunication, Inc. (h,j)                                                                      1
       3,450   Mueller Holdings, Inc., Stock Warrants
               (j,k)                                                                                            1,207,500
       6,000   Pliant Corporation, Stock Warrants (j,k)                                                                60
      23,840   Protection One, Inc., Stock Warrants (h,j)                                                               2
     121,520   TVMAX Holdings, Inc. (j)                                                                           121,520
      80,000   ZSC Specialty Chemical plc, Preferred
               Stock Warrants(h,j,k)                                                                                    8
      80,000   ZSC Specialty Chemical plc, Stock Warrants
               (h,j,k)                                                                                                  8
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $10,032,650)                                                            1,379,099
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (14.9%)         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 146,403,138   Thrivent Financial Securities Lending Trust           3.220%               N/A                $146,403,138
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $146,403,138)                                                                     146,403,138
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.7%)                         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,221,734   Midland Funding Corporation II                        11.750%              7/23/2005            $1,221,734
   9,443,834   Thrivent Money Market Portfolio                        2.820               N/A                   9,443,834
  16,000,000   Total Capital SA                                       3.370               7/1/2005             16,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                26,665,568
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $973,849,870)                                                         $983,675,543
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(g) In default.

(h) Security is fair-valued as discussed in the notes to the financial statements.

(i) In bankruptcy.

(j) Non-income producing security.

(k) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through June 30, 2005, by obtaining quotations from brokers active with these securities. The following Table indicates the acquisition date and cost of restricted securities the
    Portfolio owned as of June 30, 2005.

                                               Acquisition
Security                                       Date                 Cost
-------------------------------------------------------------------------------------------------------------------------
ASAT Finance,                                  10/20/1999            $111,508
Mueller Holdings, Inc., Stock Warrants(m)      4/22/2004              166,238
Pliant Corporation, Stock Warrants             5/25/2000              136,483
ZSC Specialty Chemical plc, Stock Warrants     6/24/1999              111,712

(l) The interest rate shown reflects the yield.

(m) On April 22, 2004, the Portfolio held $2,300,000 par of Mueller Holdings Bonds valued at $497.15 per $1,000 bond.

The accompanying notes to the financial statements are an integral part of this schedule.



High Yield Portfolio II
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Long-Term Fixed Income (82.1%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (9.8%)
-------------------------------------------------------------------------------------------------------------------------
    $250,000   Abitibi-Consolidated, Inc.                                       6.950%       12/15/2006          $253,125
     475,000   Abitibi-Consolidated, Inc.(b)                                    8.550          8/1/2010           495,188
     160,000   Ainsworth Lumber Company, Ltd.(c)                                7.194         9/30/2005           159,600
     360,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014           324,000
     100,000   Appleton Papers, Inc.                                            8.125         6/15/2011            97,500
     130,000   Appleton Papers, Inc.                                            9.750         6/15/2014           125,450
     410,000   Arch Western Finance, LLC                                        6.750          7/1/2013           423,325
      70,000   ARCO Chemical Company                                           10.250         11/1/2010            77,000
     291,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014           325,920
     190,000   Buckeye Technologies, Inc.(b)                                    8.000        10/15/2010           182,400
     190,000   Buckeye Technologies, Inc.(b)                                    8.500         10/1/2013           193,800
     410,000   Chaparral Steel Company(d)                                      10.000         7/15/2013           412,050
     410,000   Crystal US Holdings 3, LLC/Crystal US Sub
               3 Corporation(e)                                           Zero Coupon         10/1/2014           289,050
     130,000   Equistar Chemicals, LP                                          10.125          9/1/2008           140,725
     170,000   Equistar Chemicals, LP(b)                                        8.750         2/15/2009           178,925
     510,000   Equistar Chemicals, LP                                          10.625          5/1/2011           562,912
     180,000   Equistar Chemicals, LP                                           7.550         2/15/2026           166,950
     480,000   Georgia-Pacific Corporation                                      8.125         5/15/2011           541,200
     480,000   Georgia-Pacific Corporation                                      9.375          2/1/2013           543,000
     100,000   Georgia-Pacific Corporation                                      8.000         1/15/2024           115,000
     467,000   Huntsman International, LLC(b)                                  10.125          7/1/2009           480,426
     120,000   Huntsman International, LLC(b)                                   7.375          1/1/2015           118,500
     172,000   Huntsman, LLC                                                   11.500         7/15/2012           201,670
     350,000   ISP Holdings, Inc.                                              10.625        12/15/2009           376,250
     400,000   Ispat Inland ULC(c)                                              9.850         10/3/2005           426,000
      71,000   Ispat Inland ULC                                                 9.750          4/1/2014            82,715
     325,000   JohnsonDiversey, Inc.                                            9.625         5/15/2012           329,875
     350,000   Kappa Beheer BV                                                 10.625         7/15/2009           360,500
     760,000   Lyondell Chemical Company                                       10.500          6/1/2013           869,250
     450,000   Nalco Company                                                    7.750        11/15/2011           479,250
     400,000   NOVA Chemicals Corporation                                       6.500         1/15/2012           388,000
     380,000   Novelis, Inc.                                                    7.250         2/15/2015           381,425
     550,000   Peabody Energy Corporation                                       6.875         3/15/2013           583,000
     400,000   Ryerson Tull, Inc.(b)                                            8.250        12/15/2011           348,000
     375,000   Stone Container Corporation                                      8.375          7/1/2012           378,750
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           11,410,731
=========================================================================================================================

Capital Goods (7.9%)
-------------------------------------------------------------------------------------------------------------------------
      60,000   Aleris International, Inc.                                       9.000        11/15/2014            62,100
     550,000   Allied Waste North America, Inc.                                 8.500         12/1/2008           576,812
     220,000   Allied Waste North America, Inc.                                 7.875         4/15/2013           224,950
     390,000   Amsted Industries, Inc.                                         10.250        10/15/2011           421,200
     230,000   Builders Firstsource, Inc.(c)                                    7.518         8/15/2005           228,850
     550,000   Case New Holland, Inc.                                           9.250          8/1/2011           577,500
     450,000   Crown Euro Holdings SA                                           9.500          3/1/2011           497,250
     150,000   Crown Euro Holdings SA                                          10.875          3/1/2013           176,250
     480,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011           511,200
     390,000   Fastentech, Inc.                                                11.500          5/1/2011           423,150
     325,000   Graham Packaging Company, Inc.(b)                                9.875        10/15/2014           325,812
     260,000   Invensys plc(b)                                                  9.875         3/15/2011           248,300
     170,000   K&F Acquisition, Inc.(b)                                         7.750        11/15/2014           173,825
     640,000   Legrand SA                                                      10.500         2/15/2013           729,600
     100,000   Legrand SA                                                       8.500         2/15/2025           121,000
     290,000   Mueller Group, Inc.                                             10.000          5/1/2012           304,500
     390,000   NationsRent, Inc.                                                9.500        10/15/2010           425,100
      60,000   Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011            63,750
     375,000   Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           413,438
     180,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013           195,525
     210,000   Owens-Illinois, Inc.(b)                                          7.500         5/15/2010           220,500
     390,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011           429,975
     160,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014           168,800
     480,000   Texas Industries, Inc.                                          10.250         6/15/2011           556,200
     390,000   TransDigm, Inc.                                                  8.375         7/15/2011           413,400
     375,000   Trinity Industries, Inc.                                         6.500         3/15/2014           373,125
     390,000   United Rentals North America, Inc.                               6.500         2/15/2012           383,662
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              9,245,774
=========================================================================================================================

Communications Services (18.3%)
-------------------------------------------------------------------------------------------------------------------------
     390,000   Alamosa Delaware, Inc.                                           8.500         1/31/2012           409,012
     300,000   American Cellular Corporation                                   10.000          8/1/2011           304,500
     460,000   American Tower Corporation                                       7.125        10/15/2012           486,450
     270,000   American Towers, Inc.                                            7.250         12/1/2011           284,850
     230,000   AT&T Corporation(e)                                              9.050        11/15/2011           265,075
     470,000   Block Communications, Inc.                                       9.250         4/15/2009           500,550
     333,944   Calpoint Receivable Structured Trust 2001                        7.440        12/10/2006           335,614
     565,000   CanWest Media, Inc.                                             10.625         5/15/2011           616,556
     150,000   CF Cable TV, Inc.                                                9.125         7/15/2007           150,000
     290,000   Charter Communications Holdings, LLC                             9.625        11/15/2009           216,775
     420,000   Charter Communications Holdings, LLC                             8.750        11/15/2013           413,700
     130,000   Charter Communications Operating, LLC                            8.000         4/30/2012           129,350
     200,000   Charter Communications Operating, LLC                            8.375         4/30/2014           199,000
     550,000   CSC Holdings, Inc.                                               7.625          4/1/2011           543,125
     325,000   Dex Media West, LLC/Dex Media West Finance
               Company                                                          8.500         8/15/2010           354,250
     420,000   Dex Media West, LLC/Dex Media West Finance
               Company                                                          9.875         8/15/2013           478,800
     390,000   Dex Media, Inc.                                                  8.000        11/15/2013           414,375
     348,000   DIRECTV Holdings, LLC                                            8.375         3/15/2013           385,410
     470,000   Dobson Cellular Systems(b)                                       9.875         11/1/2012           495,850
     150,000   EchoStar DBS Corporation                                         5.750         10/1/2008           149,062
     350,000   Eircom Funding                                                   8.250         8/15/2013           379,750
     350,000   Emmis Communications Corporation(c)                              9.285         9/15/2005           356,125
     220,000   General Cable Corporation                                        9.500        11/15/2010           235,400
     120,000   Houghton Mifflin Company                                         8.250          2/1/2011           124,500
     236,000   Houghton Mifflin Company(b)                                      9.875          2/1/2013           251,930
     350,000   Intelsat Bermuda, Ltd.                                           8.625         1/15/2015           369,250
     390,000   IPCS Escrow Company                                             11.500          5/1/2012           434,850
       1,000   MCI, Inc.                                                        5.908          5/1/2007             1,014
       1,000   MCI, Inc.                                                        7.688          5/1/2009             1,041
     380,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012           354,350
   1,015,000   Nextel Communications, Inc.                                      6.875        10/31/2013         1,084,781
     300,000   Nextel Communications, Inc.                                      5.950         3/15/2014           311,625
     235,000   Nextel Communications, Inc.                                      7.375          8/1/2015           253,800
     390,000   Nextel Partners, Inc.                                            8.125          7/1/2011           423,150
     400,000   NTL Cable plc(c)                                                 8.141         7/15/2005           412,000
     182,000   PanAmSat Corporation                                             9.000         8/15/2014           198,608
     292,000   PanAmSat Holding Corporation(e)                            Zero Coupon         11/1/2014           200,750
     125,000   PRIMEDIA, Inc.(c)                                                8.643         8/15/2005           130,625
     350,000   PRIMEDIA, Inc.                                                   8.000         5/15/2013           350,875
     330,000   Quebecor Media, Inc.                                            11.125         7/15/2011           366,712
     280,000   Qwest Communications International,
               Inc.(c)                                                          6.770         8/15/2005           275,100
     300,000   Qwest Communications International, Inc.                         7.250         2/15/2011           290,250
     760,000   Qwest Communications International,
               Inc.(b)                                                          7.500         2/15/2014           719,150
     120,000   Qwest Corporation(c)                                             6.660         9/15/2005           122,850
     570,000   Qwest Corporation                                                7.875          9/1/2011           594,225
     500,000   Qwest Corporation                                                8.875         3/15/2012           543,750
     180,000   Qwest Corporation                                                7.625         6/15/2015           183,825
     500,000   Qwest Services Corporation                                      13.500        12/15/2010           577,500
     180,000   Radio One, Inc.                                                  6.375         2/15/2013           177,075
     170,000   Rainbow National Services, LLC                                   8.750          9/1/2012           185,725
     390,000   Rainbow National Services, LLC                                  10.375          9/1/2014           448,500
     180,000   Rogers Wireless Communications, Inc.                             7.250        12/15/2012           194,400
     290,000   Rogers Wireless Communications, Inc.(b)                          8.000        12/15/2012           312,475
     115,000   Rogers Wireless Communications, Inc.                             7.500         3/15/2015           125,062
     141,000   SBA Telecommunications, Inc.(e)                            Zero Coupon        12/15/2011           129,720
     200,000   Sheridan Group, Inc.                                            10.250         8/15/2011           207,750
     355,000   Spectrasite, Inc.                                                8.250         5/15/2010           376,300
     350,000   UbiquiTel Operating Company                                      9.875          3/1/2011           384,125
     250,000   US Unwired, Inc.                                                10.000         6/15/2012           278,125
     380,000   Valor Telecommunications Enterprises, LLC                        7.750         2/15/2015           373,350
     460,000   Videotron Ltee                                                   6.875         1/15/2014           468,050
     380,000   WDAC Subsidiary Corporation(b)                                   8.375         12/1/2014           362,900
     390,000   XM Satellite Radio, Inc.(c)                                      8.710          8/1/2005           393,412
     470,000   Zues Special Subsidiary, Ltd.(e)                           Zero Coupon          2/1/2015           313,725
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   21,410,784
=========================================================================================================================

Consumer Cyclical (14.5%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Aearo Company I                                                  8.250         4/15/2012           300,000
     220,000   Allied Security Escrow Corporation                              11.375         7/15/2011           214,500
     175,000   AmeriGas Partners, LP/AmeriGas Eagle
               Finance Corporation                                             10.000         4/15/2006           180,688
     460,000   ArvinMeritor, Inc.(b)                                            8.750          3/1/2012           479,550
     450,000   Beazer Homes USA, Inc.(f)                                        8.625         5/15/2011           477,000
     480,000   Blockbuster, Inc.(b)                                             9.000          9/1/2012           448,800
     770,000   Boyd Gaming Corporation(b)                                       7.750        12/15/2012           822,938
     580,000   Buffets, Inc.                                                   11.250         7/15/2010           584,350
     360,000   Buhrmann US, Inc.                                                7.875          3/1/2015           351,000
     190,000   Caesars Entertainment, Inc.                                      8.875         9/15/2008           212,088
     375,000   Caesars Entertainment, Inc.                                      7.875         3/15/2010           420,000
     230,000   Circus & Eldorado Joint Venture/Silver
               Legacy Capital Corporation                                      10.125          3/1/2012           240,638
     580,000   D.R. Horton, Inc.                                                4.875         1/15/2010           573,120
   1,000,000   D.R. Horton, Inc.(b)                                             5.625         9/15/2014           998,559
     450,000   Dura Operating Corporation(b)                                    8.625         4/15/2012           405,000
     250,000   Gaylord Entertainment Company                                    6.750        11/15/2014           244,375
   1,010,000   General Motors Acceptance Corporation                            6.875         9/15/2011           932,319
     380,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013           383,800
      75,000   Host Marriott, LP                                                7.125         11/1/2013            78,188
     590,000   IAAI Finance Corporation                                        11.000          4/1/2013           607,479
     460,000   Jean Coutu Group (PJC), Inc.(b)                                  8.500          8/1/2014           454,250
     580,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012           632,200
     470,000   KB Home                                                          6.250         6/15/2015           477,836
   1,070,000   MGM MIRAGE(b)                                                    5.875         2/27/2014         1,039,238
     610,000   NCL Corporation                                                 10.625         7/15/2014           642,025
     240,000   Pennsylvania National Gaming, Inc.                               6.875         12/1/2011           246,000
     120,000   Pennsylvania National Gaming, Inc.                               6.750          3/1/2015           119,100
     520,000   Poster Financial Group, Inc.                                     8.750         12/1/2011           529,100
     480,000   Rent-Way, Inc.                                                  11.875         6/15/2010           537,600
     410,000   Saks, Inc.                                                       7.500         12/1/2010           410,000
     653,000   TRW Automotive, Inc.                                             9.375         2/15/2013           723,198
     325,000   Universal City Development Services                             11.750          4/1/2010           372,938
     290,000   Universal City Florida Holding Company
               I/II(c)                                                          7.960          8/1/2005           300,875
     170,000   Universal City Florida Holding Company
               I/II                                                             8.375          5/1/2010           177,225
     400,000   VICORP Restaurants, Inc.(b)                                     10.500         4/15/2011           404,000
     400,000   Warnaco, Inc.                                                    8.875         6/15/2013           442,000
     605,000   WMG Holdings Corporation(e)                                Zero Coupon        12/15/2014           417,450
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         16,879,427
=========================================================================================================================

Consumer Non-Cyclical (7.5%)
-------------------------------------------------------------------------------------------------------------------------
     240,000   Ardent Health Services, Inc.                                    10.000         8/15/2013           290,100
      90,000   Athena Neurosciences Finance, LLC(b)                             7.250         2/21/2008            83,700
     300,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014           327,000
     200,000   CDRV Investors, Inc.(e)                                    Zero Coupon          1/1/2015            98,000
      75,000   Commonwealth Brands, Inc.                                        9.750         4/15/2008            78,938
     300,000   DaVita, Inc.                                                     6.625         3/15/2013           309,750
     290,000   DaVita, Inc.                                                     7.250         3/15/2015           297,975
     300,000   Del Laboratories, Inc.                                           8.000          2/1/2012           258,000
     230,000   Elan Finance Corporation, Ltd.                                   7.750        11/15/2011           196,650
     150,000   Extendicare Health Services, Inc.                                9.500          7/1/2010           162,000
     350,000   Fisher Scientific International, Inc.                            8.000          9/1/2013           399,875
     690,000   Fisher Scientific International, Inc.(b)                         6.750         8/15/2014           721,050
     350,000   Fisher Scientific International, Inc.(d)                         6.125          7/1/2015           350,438
     325,000   Fresenius Medical Care Capital Trust II                          7.875          2/1/2008           339,625
     440,000   HCA, Inc.                                                        6.300         10/1/2012           451,653
     220,000   IASIS Healthcare, LLC (IASIS Capital
               Corporation)                                                     8.750         6/15/2014           238,700
     540,000   Jostens Holding Corporation(e)                             Zero Coupon         12/1/2013           380,700
     400,000   Michael Foods, Inc.                                              8.000        11/15/2013           407,000
      90,000   PerkinElmer, Inc.(b)                                             8.875         1/15/2013           100,125
     855,000   Roundy's, Inc.                                                   8.875         6/15/2012           880,650
     300,000   Smithfield Foods, Inc.                                           8.000        10/15/2009           324,000
     120,000   Smithfield Foods, Inc.                                           7.000          8/1/2011           126,300
     210,000   Stater Brothers Holdings, Inc.(b)                                8.125         6/15/2012           204,750
     290,000   Tenet Healthcare Corporation                                     9.875          7/1/2014           311,025
     440,000   US Oncology Holdings, Inc.(c)                                    8.509         9/15/2005           410,300
     250,000   US Oncology, Inc.                                                9.000         8/15/2012           267,500
     150,000   Vanguard Health Holding Company I, LLC(e)                  Zero Coupon         10/1/2015           106,500
     120,000   Ventas Realty, LP/Ventas Capital
               Corporation                                                      7.125          6/1/2015           124,800
     250,000   VWR International, Inc.(b)                                       8.000         4/15/2014           238,125
     250,000   Warner Chilcott Corporation                                      8.750          2/1/2015           243,125
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      8,728,354
=========================================================================================================================

Energy (6.9%)
-------------------------------------------------------------------------------------------------------------------------
     230,000   Chesapeake Energy Corporation                                    6.375         6/15/2015           235,750
     520,000   Chesapeake Energy Corporation                                    6.250         1/15/2018           512,200
     650,000   Dresser, Inc.                                                    9.375         4/15/2011           684,125
     250,000   EXCO Resources, Inc.                                             7.250         1/15/2011           250,000
     675,000   Hanover Equipment Trust(e)                                       8.500          9/1/2008           702,000
     390,000   Harvest Operations Corporation                                   7.875        10/15/2011           371,475
     370,000   Hornbeck Offshore Services, Inc.                                 6.125         12/1/2014           374,625
     360,000   Kerr-McGee Corporation                                           6.875         9/15/2011           384,396
     350,000   Ocean Rig Norway AS                                              8.375          7/1/2013           354,375
     440,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010           492,800
     410,000   Pogo Producing Company                                           6.625         3/15/2015           423,325
     152,800   Port Arthur Finance Corporation                                 12.500         1/15/2009           172,664
   1,060,000   Premcor Refining Group, Inc.                                     6.750          5/1/2014         1,142,150
     370,000   Pride International, Inc.(b)                                     7.375         7/15/2014           406,075
     300,000   SESI, LLC                                                        8.875         5/15/2011           320,250
     200,000   Valero Energy Corporation(g)                                     7.800         6/14/2010           215,806
     325,000   Vintage Petroleum, Inc.                                          7.875         5/15/2011           342,875
     150,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           162,750
     390,000   Western Oil Sands, Inc.                                          8.375          5/1/2012           444,112
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,991,753
=========================================================================================================================

Financials (5.4%)
-------------------------------------------------------------------------------------------------------------------------
     387,000   American Financial Group, Inc.,
               Convertible(e)                                                   1.486          6/2/2033           165,442
     580,000   Dow Jones CDX                                                    6.750         6/29/2010           580,362
   3,960,000   Dow Jones CDX(b)                                                 8.250         6/29/2010         3,974,850
     410,000   Fairfax Financial Holdings, Ltd.(b)                              7.750         4/26/2012           389,500
     244,000   FINOVA Group, Inc.                                               7.500        11/15/2009           108,580
     390,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012           413,400
     290,000   Residential Capital Corporation                                  6.875         6/30/2015           296,386
     330,000   Riggs Capital Trust II                                           8.875         3/15/2027           379,500
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 6,308,020
=========================================================================================================================

Technology (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     220,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011           233,200
     220,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014           236,500
     380,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    6.875        12/15/2011           372,400
      80,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    8.000        12/15/2014            76,800
     400,000   Sanmina-SCI Corporation                                         10.375         1/15/2010           444,000
      60,000   Sanmina-SCI Corporation(b)                                       6.750          3/1/2013            57,300
     540,000   UGS Corporation                                                 10.000          6/1/2012           599,400
     400,000   Xerox Corporation                                                7.625         6/15/2013           430,500
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 2,450,100
=========================================================================================================================

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     230,000   H-Lines Finance Holding Corporation(e)                     Zero Coupon          4/1/2013           177,100
     330,000   Horizon Lines, LLC                                               9.000         11/1/2012           345,675
     410,000   Progress Rail Services Corporation                               7.750          4/1/2012           415,125
     589,699   United Air Lines, Inc.(h)                                        7.730          7/1/2010           549,479
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,487,379
=========================================================================================================================

Utilities (8.4%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   AES Corporation(b)                                               8.875         2/15/2011           223,000
     480,000   AES Corporation(f)                                               8.750         5/15/2013           536,400
     470,000   AmeriGas Partners, LP                                            7.250         5/20/2015           488,800
     420,000   Calpine Generating Company, LLC(c)                               8.850          8/1/2005           411,600
     387,590   CE Generation, LLC                                               7.416        12/15/2018           410,885
     211,950   Cedar Brakes II, LLC                                             9.875          9/1/2013           249,245
      50,000   Coastal Corporation                                              9.625         5/15/2012            54,750
     300,000   Consumers Energy Company                                         6.300          2/1/2012           301,500
     440,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010           486,200
     290,000   Dynegy Holdings, Inc.(b)                                         6.875          4/1/2011           286,375
     850,000   Edison Mission Energy(b)                                         9.875         4/15/2011           995,562
     450,000   El Paso Corporation(b)                                           7.375        12/15/2012           451,125
     410,000   El Paso Corporation                                              7.800          8/1/2031           398,725
     175,000   El Paso Natural Gas Corporation                                  7.625          8/1/2010           184,748
     500,000   El Paso Production Holding Company                               7.750          6/1/2013           533,750
     400,000   Ipalco Enterprises, Inc.(e)                                      8.375        11/14/2008           431,000
     160,000   Ipalco Enterprises, Inc.(e)                                      8.625        11/14/2011           180,000
     275,000   Midwest Generation, LLC                                          8.750          5/1/2034           308,000
     150,000   Mission Energy Holding Company                                  13.500         7/15/2008           178,125
     548,000   NRG Energy, Inc.                                                 8.000        12/15/2013           578,140
     110,000   Pacific Energy Partners, LP/Pacific Energy
               Finance Corporation                                              7.125         6/15/2014           114,538
     350,000   Sonat, Inc.                                                      7.625         7/15/2011           352,625
     500,000   Southern Star Central Corporation                                8.500          8/1/2010           525,000
     320,000   Texas Genco, LLC/Texas Genco Financing
               Corporation                                                      6.875        12/15/2014           336,800
     210,000   Williams Companies, Inc.                                         7.625         7/15/2019           236,250
     225,000   Williams Companies, Inc.                                         7.875          9/1/2021           255,938
     290,000   Williams Companies, Inc.                                         8.750         3/15/2032           348,362
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,857,443
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $93,847,925)                                                 95,769,765
=========================================================================================================================

      Shares   Preferred Stock (0.7%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
         582   Sovereign Real Estate Investment
               Corporation                                                                                        843,900
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $858,450)                                                              843,900
=========================================================================================================================

      Shares   Common Stock (i)                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------
           1   Orion Refining Corporation (g,j,k)                                                                       0
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $0)                                                                             0
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (14.0%)           Interest Rate(l)    Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
  16,398,624   Thrivent Financial Securities Lending Trust             3.220%              N/A                $16,398,624
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $16,398,624)                                                                       16,398,624
=========================================================================================================================

      Shares   Short-Term Investments (3.2%)                         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,757,272   Thrivent Money Market Portfolio                         2.820%              N/A                 $3,757,272
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,757,272
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $114,862,271)                                                         $116,769,561
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the  Notes to Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(g) Security is fair-valued as discussed in the notes to the financial statements.

(h) In bankruptcy.

(i) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent High Yield Portfolio II.

(j) Non-income producing security.

(k) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through June 30, 2005, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of June 30, 2005.

                            Acquisition
Security                     Date                    Cost
------------------------------------------------------------
Orion Refining Corporation   8/3/2001                $0

(l) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.


Income Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Long-Term Fixed Income (85.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (13.7%)
-------------------------------------------------------------------------------------------------------------------------
  $9,000,000   Banc of America Securities Auto Trust(b)                         3.890%        9/15/2007        $9,000,000
   3,000,000   Bank One Issuance Trust(c)                                       3.270         7/15/2005         3,001,170
  13,000,000   Chase Credit Card Master Trust(d)                                5.500        11/17/2008        13,213,837
   9,758,995   Chase Funding Mortgage Loan Asset Backed
               Certificates(d)                                                  2.734         9/25/2024         9,689,657
   3,500,000   Countrywide Asset-Backed Certificates(d)                         3.683         8/25/2024         3,462,532
   7,000,000   Countrywide Asset-Backed Certificates(d)                         3.903         1/25/2031         6,941,221
   9,000,000   CPL Transition Funding, LLC(d,e)                                 5.010         1/15/2010         9,096,498
   3,500,000   Credit Based Asset Servicing and
               Securitization(d)                                                3.887        10/25/2034         3,462,820
   4,000,000   DaimlerChrysler Master Owner Trust(c)                            3.270         7/15/2005         4,001,560
  10,000,000   DaimlerChrysler Master Owner Trust(c,e)                          3.270         7/15/2005         9,991,380
   5,000,000   First National Master Note Trust(c,d)                            3.320         7/15/2005         5,003,635
  10,000,000   GE Dealer Floorplan Master Note
               Trust(c,d,e)                                                     3.300         7/20/2005        10,001,630
  10,000,000   GMAC Mortgage Corporation Loan Trust(c)                          3.404         7/25/2005         9,989,230
   4,500,000   GMAC Mortgage Corporation Loan Trust(c)                          3.444         7/25/2005         4,506,948
   5,000,000   Honda Auto Receivables Owner Trust                               2.960         4/20/2009         4,907,705
   5,250,000   Honda Auto Receivables Owner Trust                               4.150        10/15/2010         5,262,800
   8,000,000   MBNA Credit Card Master Note Trust(c,e)                          3.330         7/15/2005         8,014,360
   7,500,000   Nissan Auto Lease Trust(d)                                       3.180         6/15/2010         7,399,162
   8,000,000   PG&E Energy Recovery Funding, LLC                                3.870         6/25/2011         7,994,192
   4,000,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034         3,962,676
   5,500,000   Renaissance Home Equity Loan Trust                               3.856         1/25/2035         5,456,517
   4,000,000   Residential Asset Securities Corporation                         3.250         5/25/2029         3,977,340
   6,001,000   SLM Student Loan Trust(c)                                        3.171         7/25/2005         5,996,730
   8,167,417   Structured Asset Investment Loan
               Trust(c,d)                                                       3.394         7/25/2005         8,167,262
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  162,500,862
=========================================================================================================================

Basic Materials (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Alcan, Inc.                                                      5.000          6/1/2015         1,004,607
   4,000,000   Equistar Chemicals, LP                                          10.625          5/1/2011         4,415,000
   5,900,000   Georgia-Pacific Corporation(d)                                   8.875          2/1/2010         6,696,500
   6,500,000   Glencore Funding, LLC(e)                                         6.000         4/15/2014         6,232,830
   2,750,000   NOVA Chemicals Corporation(d)                                    6.500         1/15/2012         2,667,500
   2,015,000   Peabody Energy Corporation                                       6.875         3/15/2013         2,135,900
   3,500,000   Precision Castparts Corporation                                  5.600        12/15/2013         3,633,294
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           26,785,631
=========================================================================================================================

Capital Goods (3.8%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   Boeing Capital Corporation(f)                                    6.500         2/15/2012         5,033,673
   2,400,000   Crown Euro Holdings SA                                           9.500          3/1/2011         2,652,000
   4,000,000   Goodrich Corporation                                             7.625        12/15/2012         4,696,004
   3,000,000   Hutchison Whampoa International, Ltd.                            6.500         2/13/2013         3,257,046
   3,630,000   L-3 Communications Holdings, Inc.,
               Convertible                                                      5.875         1/15/2015         3,521,100
   4,500,000   Lockheed Martin Corporation                                      7.650          5/1/2016         5,592,888
   2,250,000   Masco Corporation                                                4.800         6/15/2015         2,235,856
   5,250,000   Oakmont Asset Trust                                              4.514        12/22/2008         5,256,111
     950,000   Sealed Air Corporation                                           5.375         4/15/2008           972,865
   4,370,921   Systems 2001 Asset Trust, LLC(e)                                 6.664         9/15/2013         4,767,101
   3,500,000   Textron Financial Corporation(f)                                 4.600          5/3/2010         3,533,110
   3,750,000   Tyco International Group SA                                      6.000        11/15/2013         4,078,102
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             45,595,856
=========================================================================================================================

Commercial Mortgage-Backed Securities (9.2%)
-------------------------------------------------------------------------------------------------------------------------
   5,395,000   Banc of America Commercial Mortgage,
               Inc.(d,e)                                                        4.037        11/10/2039         5,324,703
   5,250,000   Banc of America Commercial Mortgage,
               Inc.(d)                                                          4.561        11/10/2041         5,285,957
   1,090,069   Banc of America Commercial Mortgage,
               Inc.(e)                                                          3.366         7/11/2043         1,081,481
   3,000,000   Banc of America Commercial Mortgage,
               Inc.(d)                                                          5.118         7/11/2043         3,115,002
   9,861,816   Commercial Mortgage Pass-Through
               Certificates(c)                                                  3.320         7/15/2005         9,859,883
  10,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(c,e)                                      3.380         7/15/2005        10,000,070
   9,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(d,e)                                      2.843         5/15/2038         8,703,720
   9,000,000   GE Capital Commercial Mortgage Corporation                       4.706         5/10/2043         9,138,663
     656,564   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(c,d)                                      3.566         7/14/2005           656,563
   5,500,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(d)                                        4.302         1/15/2038         5,462,204
  10,000,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(e)                                        4.697         7/15/2042        10,097,050
   4,250,000   LB-UBS Commercial Mortgage Trust(d,e)                            3.323         3/15/2027         4,165,060
   2,000,000   LB-UBS Commercial Mortgage Trust(e)                              6.653        11/15/2027         2,218,940
   5,695,369   Lehman Brothers "CALSTRS" Mortgage
               Trust(e)                                                         3.988        11/20/2012         5,693,871
   6,250,000   Merrill Lynch Mortgage Trust                                     4.099        11/15/2010         6,253,688
   6,000,000   Merrill Lynch Mortgage Trust                                     4.747         5/12/2043         6,037,500
   9,996,281   Wachovia Bank Commercial Mortgage Trust(c)                       3.320         7/15/2005         9,992,762
   6,500,000   Wachovia Bank Commercial Mortgage Trust                          4.516         5/15/2044         6,528,438
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                     109,615,555
=========================================================================================================================

Communications Services (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   America Movil SA de CV(f)                                        6.375          3/1/2035         4,391,320
   4,500,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012         5,391,662
   4,000,000   BellSouth Corporation(d)                                         5.200         9/15/2014         4,122,300
   2,500,000   Clear Channel Communications, Inc.                               4.500         1/15/2010         2,395,992
   2,500,000   EchoStar DBS Corporation(e)                                      5.750         10/1/2008         2,484,375
   3,750,000   Interpublic Group of Companies, Inc.                             6.250        11/15/2014         3,501,806
   3,000,000   New York Times Company                                           5.000         3/15/2015         3,104,664
   6,500,000   Nextel Communications, Inc.                                      5.950         3/15/2014         6,751,875
   3,000,000   Qwest Corporation                                                8.875         3/15/2012         3,262,500
   2,250,000   R.R. Donnelley & Sons Company(d)                                 4.950         5/15/2010         2,260,510
   3,000,000   Rogers Wireless Communications, Inc.                             6.375          3/1/2014         3,052,500
   2,000,000   Sprint Capital Corporation(d)                                    6.900          5/1/2019         2,290,578
   5,000,000   TCI Communications, Inc.                                         8.750          8/1/2015         6,413,895
   2,750,000   Telecom Italia Capital SA                                        4.000         1/15/2010         2,672,101
   3,500,000   Telecom Italia Capital SA                                        5.250        11/15/2013         3,553,218
   2,500,000   Telefonos de Mexico SA                                           4.750         1/27/2010         2,497,900
   2,500,000   Verizon Global Funding Corporation                               7.750         12/1/2030         3,228,122
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   61,375,318
=========================================================================================================================

Consumer Cyclical (3.4%)
-------------------------------------------------------------------------------------------------------------------------
   3,620,000   Caesars Entertainment, Inc.                                      8.125         5/15/2011         4,163,000
   6,570,000   D.R. Horton, Inc.(d,f)                                           4.875         1/15/2010         6,492,067
   3,750,000   DaimlerChrysler North American Holdings
               Corporation                                                      4.875         6/15/2010         3,732,758
   5,250,000   Ford Motor Credit Company                                        6.625         6/16/2008         5,185,152
   2,500,000   General Motors Acceptance Corporation                            6.875         9/15/2011         2,307,720
   3,000,000   Harrahs Operating Company, Inc                                   5.625          6/1/2015         3,055,644
   3,600,000   Host Marriott, LP                                                6.375         3/15/2015         3,564,000
     750,000   ITT Corporation                                                  7.375        11/15/2015           834,375
   2,700,000   KB Home                                                          6.375         8/15/2011         2,809,766
   3,000,000   MGM MIRAGE                                                       6.000         10/1/2009         3,015,000
   3,000,000   Nissan Motor Acceptance Corporation(d)                           4.625          3/8/2010         3,002,943
   2,300,000   Royal Caribbean Cruises, Ltd.                                    8.000         5/15/2010         2,547,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         40,709,675
=========================================================================================================================

Consumer Non-Cyclical (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   4,825,000   Bunge Limited Finance Corporation(d)                             7.800        10/15/2012         5,744,278
   2,175,000   Bunge Limited Finance Corporation                                5.350         4/15/2014         2,253,444
   5,000,000   HCA, Inc.                                                        6.250         2/15/2013         5,110,565
   1,000,000   Hospira, Inc.                                                    4.950         6/15/2009         1,019,013
   3,000,000   Kraft Foods, Inc.(e,f)                                           4.125        11/12/2009         2,974,542
   2,500,000   Smithfield Foods, Inc.                                           7.750         5/15/2013         2,725,000
   1,850,000   Ventas Realty, LP/Ventas Capital
               Corporation(f)                                                   8.750          5/1/2009         2,044,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     21,871,092
=========================================================================================================================

Energy (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   ANR Pipeline Company                                             8.875         3/15/2010         2,468,088
   3,750,000   Chesapeake Energy Corporation                                    7.000         8/15/2014         3,975,000
   3,500,000   Consolidated Natural Gas Company                                 5.000         12/1/2014         3,540,684
   6,000,000   Enterprise Products Operating, LP                                5.600        10/15/2014         6,174,306
   4,150,000   Kerr-McGee Corporation                                           6.950          7/1/2024         4,288,083
   4,000,000   Kinder Morgan Energy Partners, LP(e)                             7.500         11/1/2010         4,526,672
   3,500,000   Kinder Morgan Energy Partners, LP(f)                             5.125        11/15/2014         3,539,984
   3,000,000   LG-Caltex Oil Corporation                                        5.500         8/25/2014         3,114,534
   4,000,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016         4,134,496
   3,250,000   Newfield Exploration Company(f)                                  6.625          9/1/2014         3,404,375
   4,500,000   Plains All American Pipeline, LP/PAA
               Finance Corporation                                              7.750        10/15/2012         5,237,194
   2,500,000   Premcor Refining Group, Inc.                                     6.125          5/1/2011         2,637,500
   4,000,000   Sempra Energy(e)                                                 6.000          2/1/2013         4,263,864
   1,850,000   Southern Natural Gas Company                                     8.875         3/15/2010         2,029,317
   1,500,000   TGT Pipeline, LLC                                                5.500          2/1/2017         1,558,528
   3,000,000   Transcontinental Gas Pipe Corporation(d)                         8.875         7/15/2012         3,570,000
   3,000,000   XTO Energy, Inc.                                                 5.000         1/31/2015         2,993,124
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    61,455,749
=========================================================================================================================

Financials (12.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,750,000   Archstone-Smith Trust(e)                                         5.250          5/1/2015         3,827,636
   3,500,000   Barnett Capital I(d)                                             8.060         12/1/2026         3,784,778
   3,000,000   BB&T Corporation(b)                                              4.900         6/30/2017         3,021,600
   4,000,000   BNP Paribas SA                                                   5.186         6/29/2015         4,044,068
   2,250,000   Camden Property Trust                                            5.000         6/15/2015         2,229,039
   2,400,000   Capital One Financial Corporation(d,e)                           6.250        11/15/2013         2,599,922
   5,600,000   Capital One Financial Corporation(e)                             5.250         2/21/2017         5,550,793
   3,500,000   CIT Group Company of Canada                                      4.650          7/1/2010         3,519,775
   3,750,000   Citigroup, Inc.(f)                                               4.700         5/29/2015         3,775,834
   3,000,000   Corestates Capital Trust I(d)                                    8.000        12/15/2026         3,249,372
   4,000,000   Countrywide Home Loans, Inc.(d)                                  4.000         3/22/2011         3,857,696
   6,000,000   Dow Jones CDX                                                    6.750         6/29/2010         6,003,750
  10,000,000   Equitable Life Assurance Society USA(d)                          6.950         12/1/2005        10,120,490
   5,500,000   Goldman Sachs Group, Inc.                                        5.125         1/15/2015         5,602,025
   7,000,000   HSBC Capital Funding, LP/Jersey Channel
               Islands(d,g)                                                     9.547         6/30/2010         8,529,276
   2,000,000   ING Capital Funding Trust III                                    8.439        12/31/2010         2,366,030
   4,250,000   International Lease Finance Corporation                          5.625          6/1/2007         4,356,858
   5,000,000   iStar Financial, Inc.                                            5.125          4/1/2011         4,980,435
  20,542,132   Lehman Brothers, Inc.(d,e)                                       6.539         8/15/2008        21,107,451
   2,550,000   Metropolitan Life Global Funding                                 4.500          5/5/2010         2,566,453
   7,000,000   Montpelier Re Holdings, Ltd.                                     6.125         8/15/2013         7,399,791
   3,500,000   Monumental Global Funding II                                     4.625         3/15/2010         3,563,511
   3,000,000   Morgan Stanley and Company                                       4.750          4/1/2014         2,955,507
   4,250,000   National City Bank(e)                                            4.500         3/15/2010         4,289,967
   2,500,000   Prudential Financial, Inc.                                       4.750         6/13/2015         2,502,450
   3,000,000   Residential Capital Corporation                                  6.375         6/30/2010         3,014,436
   3,500,000   Simon Property Group, LP                                         4.600         6/15/2010         3,501,946
   1,500,000   Skandinaviska Enskilda(f)                                        5.471         3/23/2015         1,539,501
   1,500,000   Stingray Pass-Through Trust                                      5.902         1/12/2015         1,531,050
   5,500,000   Wachovia Bank NA                                                 4.875          2/1/2015         5,596,266
   6,000,000   Wells Fargo Capital(d)                                           7.730         12/1/2026         6,475,524
   2,800,000   Westfield Capital                                                4.375        11/15/2010         2,795,629
   3,300,000   Willis Group North America, Inc.                                 5.625         7/15/2015         3,321,219
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               153,580,078
=========================================================================================================================

Foreign (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     802,083   Pemex Finance, Ltd.                                              8.450         2/15/2007           826,900
   6,000,000   Pemex Finance, Ltd.(e)                                           9.030         2/15/2011         6,742,020
   1,500,000   United Mexican States                                            6.375         1/16/2013         1,610,250
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    9,179,170
=========================================================================================================================

Mortgage-Backed Securities (9.0%)
-------------------------------------------------------------------------------------------------------------------------
  26,000,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(b)                              5.500          7/1/2020        26,682,500
  52,000,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(b)                              5.500          7/1/2035        52,698,776
  26,500,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(b)                              6.000          7/1/2035        27,162,500
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                               106,543,776
=========================================================================================================================

Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Anixter International, Inc.(d)                                   5.950          3/1/2015         3,963,792
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 3,963,792
=========================================================================================================================

Transportation (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   FedEx Corporation(d)                                             3.500          4/1/2009         1,949,256
   4,172,986   FedEx Corporation                                                6.845         1/15/2019         4,664,981
   4,180,256   FedEx Corporation                                                6.720         1/15/2022         4,771,009
   3,500,000   MISC Capital, Ltd.                                               5.000          7/1/2009         3,568,044
   6,500,000   Southwest Airlines Company                                       5.496         11/1/2006         6,610,208
   5,000,000   Union Pacific Corporation(e)                                     4.875         1/15/2015         5,024,490
   2,326,021   United Air Lines, Inc.(h)                                        7.186          4/1/2011         2,225,770
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            28,813,758
=========================================================================================================================

U.S. Government (10.1%)
-------------------------------------------------------------------------------------------------------------------------
  15,000,000   Federal Home Loan Mortgage
               Corporation(c,d)                                                 3.335          9/9/2005        14,997,990
   2,000,000   U.S. Treasury Bonds(f)                                           6.125         8/15/2029         2,553,672
  49,543,200   U.S. Treasury Inflation Indexed Bonds(f)                         2.375         1/15/2025        54,232,365
   5,000,000   U.S. Treasury Notes(f)                                           3.375         2/15/2008         4,963,670
  10,500,000   U.S. Treasury Notes(f)                                           3.250         8/15/2008        10,369,160
   5,000,000   U.S. Treasury Notes(f)                                           3.500        12/15/2009         4,952,930
  38,000,000   U.S. Treasury Principal Strips(f)                          Zero Coupon        11/15/2022        17,840,924
  12,750,000   U.S. Treasury Strips(f)                                    Zero Coupon         2/15/2013         9,462,986
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          119,373,697
=========================================================================================================================

Utilities (5.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Carolina Power & Light, Inc.(e)                                  5.150          4/1/2015         2,588,090
   7,000,000   FirstEnergy Corporation                                          6.450        11/15/2011         7,648,382
   2,500,000   MidAmerican Energy Holdings Company(e)                           7.630        10/15/2007         2,671,912
   5,800,000   MidAmerican Energy Holdings Company                              3.500         5/15/2008         5,652,193
   2,250,000   NiSource Finance Corporation                                     7.875        11/15/2010         2,585,408
   2,250,000   Oncor Electric Delivery Company                                  7.000          5/1/2032         2,720,552
   2,500,000   Potomac Edison Company(e)                                        5.350        11/15/2014         2,603,672
   1,117,488   Power Contract Financing, LLC                                    5.200          2/1/2006         1,125,020
   3,000,000   Power Contract Financing, LLC                                    6.256          2/1/2010         3,112,350
   4,379,393   Power Receivables Finance, LLC                                   6.290          1/1/2012         4,549,839
   7,000,000   PSEG Power, LLC                                                  5.500         12/1/2015         7,284,312
   2,750,000   Public Service Company of New Mexico(d)                          4.400         9/15/2008         2,751,966
   3,100,000   TECO Energy, Inc.(e)                                             7.200          5/1/2011         3,363,500
   4,500,000   Texas Genco, LLC/Texas Genco Financing
               Corporation                                                      6.875        12/15/2014         4,736,250
   5,500,000   Texas-New Mexico Power Company                                   6.125          6/1/2008         5,607,910
   3,000,000   TXU Corporation                                                  4.800        11/15/2009         2,945,310
   2,500,000   Westar Energy, Inc.                                              5.150          1/1/2017         2,544,702
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 64,491,368
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $1,002,114,776)                                                                              1,015,855,377
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (9.7%)             Interest Rate(i)    Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------
 115,344,146   Thrivent Financial Securities Lending Trust              3.220%              N/A              $115,344,146
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $115,344,146)                                                                     115,344,146
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (4.8%)                         Interest Rate(i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $17,480,000   New Center Asset Trust                                           3.400%         7/1/2005       $17,480,000
   9,486,330   Thrivent Money Market Portfolio                                  2.820               N/A         9,486,330
   7,240,000   Thunder Bay Funding, Inc.                                        3.050          7/1/2005         7,240,000
  20,715,000   Total Capital SA                                                 3.370          7/1/2005        20,715,000
   2,000,000   U.S. Treasury Notes(f)                                           1.500         7/31/2005         2,000,215
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                56,921,545
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,174,380,467)                                                     $1,188,121,068
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes investments purchased on a when-issued basis.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) At June 30, 2005, all or a portion of the denoted securities, valued at $167,927,716, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:


                                                                                                  Notional
                                     Number of    Expiration                                      Principal       Unrealized
  Type                               Contracts    Date               Position     Value           Amount          Loss
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures 10 yr.    1,087        September 2005     Short        $(123,340,531)  $(122,555,98    $(784,542)
U.S. Treasury Bond  Futures 30 yr.   330          September 2005     Long         $39,187,501     $38,394,429     $793,072

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(f) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(g) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(h) In bankruptcy.

(i) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.



Bond Index Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Long-Term Fixed Income (69.4%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (7.1%)
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Americredit Automobile Receivables
               Trust(b,c)                                                       3.230%         7/6/2005        $2,000,254
   2,000,000   Banc of America Securities Auto Trust(d)                         3.890         9/15/2007         2,000,000
   2,000,000   Caterpillar Financial Asset Trust(b)                             3.900         2/25/2009         1,996,758
     975,899   Chase Funding Mortgage Loan Asset Backed
               Certificates(b)                                                  2.734         9/25/2024           968,966
   2,500,000   DaimlerChrysler Master Owner Trust(b,c)                          3.270         7/15/2005         2,497,845
   2,000,000   GE Dealer Floorplan Master Note Trust(b,c)                       3.300         7/20/2005         2,000,326
   2,500,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.404         7/25/2005         2,497,308
     450,000   GMAC Mortgage Corporation Loan Trust(c)                          3.444         7/25/2005           450,695
      69,207   Green Tree Financial Corporation                                 6.330         11/1/2029            70,938
     725,000   Honda Auto Receivables Owner Trust(b)                            3.820         5/21/2010           720,189
   3,000,000   Hyundai Auto Receivables Trust(d)                                3.880         6/16/2008         2,999,531
   1,500,000   John Deere Owner Trust(b)                                        3.980         6/15/2009         1,499,880
   2,000,000   Long Beach Mortgage Loan Trust(c,d)                              3.424         8/25/2005         2,000,000
     700,000   Massachusetts RRB Special Purpose Trust(b)                       3.780         9/15/2010           696,575
     450,000   MBNA Credit Card Master Note Trust(c)                            3.330         7/15/2005           450,808
   2,500,000   National Collegiate Student Loan Trust(c)                        3.374         8/25/2005         2,494,250
     250,000   PECO Energy Transition Trust(b)                                  6.050          3/1/2009           255,120
   2,000,000   SLM Student Loan Trust(b,c)                                      3.171         7/25/2005         1,994,902
   1,814,981   Structured Asset Investment Loan
               Trust(b,c)                                                       3.394         7/25/2005         1,814,947
   2,000,000   Textron Financial Floorplan Master Note
               Trust(b,c)                                                       3.330         7/13/2005         2,000,000
      87,706   Vanderbilt Mortgage Finance Corporation                          7.820         11/7/2017            88,740
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   31,498,032
=========================================================================================================================

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Alcan, Inc.(b)                                                   5.200         1/15/2014           512,444
     300,000   Codelco, Inc.                                                    6.375        11/30/2012           329,239
     650,000   International Paper Company(b,e)                                 5.850        10/30/2012           679,533
     300,000   Potash Corporation of Saskatchewan,
               Inc.(b)                                                          7.750         5/31/2011           348,091
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,869,307
=========================================================================================================================

Capital Goods (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     975,000   Boeing Capital Corporation(b,f)                                  6.100          3/1/2011         1,059,962
     275,000   Caterpillar, Inc.(b)                                             4.500         6/15/2009           277,521
   1,400,000   General Electric Company(b)                                      5.000          2/1/2013         1,445,514
     250,000   Hanson plc(b)                                                    6.750         9/15/2005           251,396
     225,000   Hutchison Whampoa International, Ltd.(b)                         5.450        11/24/2010           232,478
     250,000   Hutchison Whampoa International, Ltd.                            6.250         1/24/2014           268,746
     350,000   John Deere Capital Corporation                                   7.000         3/15/2012           401,552
     525,000   Lockheed Martin Corporation(b,f)                                 8.200         12/1/2009           608,229
     200,000   Northrop Grumman Corporation                                     7.125         2/15/2011           226,193
     500,000   Textron, Inc.(b)                                                 4.500          8/1/2010           500,590
     500,000   Tyco International Group SA                                      6.375        10/15/2011           549,152
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              5,821,333
=========================================================================================================================

Commercial Mortgage-Backed Securities (4.0%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   Banc of America Commercial Mortgage,
               Inc.(b)                                                          5.118         7/11/2043           726,834
     400,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(b)                                              3.869         2/11/2041           393,236
   2,465,454   Commercial Mortgage Pass-Through
               Certificates(b,c)                                                3.320         7/15/2005         2,464,971
   2,500,000   Credit Suisse First Boston Mortgage
               Securities Corporation(b,c)                                      3.380         7/15/2005         2,500,018
   1,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(b)                                        3.861         3/15/2036           992,940
     500,000   Credit Suisse First Boston Mortgage
               Securities Corporation                                           4.829        11/15/2037           509,664
     250,000   Credit Suisse First Boston Mortgage
               Securities Corporation                                           2.843         5/15/2038           241,770
     600,000   General Electric Commercial Mortgage
               Corporation(b)                                                   4.641         9/10/2013           606,812
     750,000   GMAC Commercial Mortgage Securities, Inc.                        6.175         5/15/2033           796,016
     500,000   GMAC Commercial Mortgage Securities, Inc.                        4.547        12/10/2041           503,472
   1,000,000   Greenwich Capital Commercial Funding
               Corporation(b)                                                   5.317         6/10/2036         1,054,475
     109,427   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(b,c)                                      3.566         7/14/2005           109,427
   1,000,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation                                           4.697         7/15/2042         1,009,705
     500,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation                                           4.654         1/12/2037           505,262
   1,000,000   LB-UBS Commercial Mortgage Trust(b)                              3.086         5/15/2027           972,243
     700,000   LB-UBS Commercial Mortgage Trust                                 4.786        10/15/2029           709,248
     187,164   Morgan Stanley Capital I, Inc.                                   6.120         3/15/2031           190,454
     415,845   Nationslink Funding Corporation                                  6.316         1/20/2031           439,243
   2,499,070   Wachovia Bank Commercial Mortgage
               Trust(b,c)                                                       3.320         7/15/2005         2,498,191
     500,000   Wachovia Bank Commercial Mortgage Trust                          4.516         5/15/2044           502,188
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      17,726,169
=========================================================================================================================

Communications Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           813,516
     200,000   British Telecom plc(b)                                           8.375        12/15/2010           236,797
     400,000   Cingular Wireless, Inc.(b)                                       6.500        12/15/2011           441,873
     225,000   Comcast Corporation(b)                                           5.500         3/15/2011           234,748
     500,000   Cox Communications, Inc.(b)                                      7.750         11/1/2010           566,130
     200,000   Deutsche Telekom International Finance
               BV(e)                                                            8.500         6/15/2010           231,787
     500,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013           519,115
     200,000   France Telecom SA(e)                                             9.250          3/1/2011           232,095
     400,000   SBC Communications, Inc.                                         5.875          2/1/2012           427,590
     600,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011           685,247
     550,000   Sprint Capital Corporation                                       6.900          5/1/2019           629,909
     425,000   Tele-Communications, Inc. (TCI Group)(b)                         7.875          8/1/2013           505,864
     600,000   Telecom Italia Capital SA(b)                                     5.250        11/15/2013           609,123
   1,000,000   Verizon Global Funding Corporation(b)                            7.375          9/1/2012         1,168,492
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    7,302,286
=========================================================================================================================

Consumer Cyclical (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           846,316
   1,000,000   DaimlerChrysler North American Holdings
               Corporation                                                      4.750         1/15/2008         1,003,864
     750,000   Ford Motor Credit Company(b)                                     5.800         1/12/2009           711,972
   1,300,000   Ford Motor Credit Company(b)                                     7.250        10/25/2011         1,250,948
     910,000   Target Corporation(b)                                            6.350         1/15/2011         1,000,739
     525,000   Toyota Motor Credit Corporation(b)                               2.875          8/1/2008           507,266
     500,000   Wal-Mart Stores, Inc.                                            7.550         2/15/2030           682,034
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,003,139
=========================================================================================================================

Consumer Non-Cyclical (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           773,841
     475,000   Coca-Cola HBC Finance BV                                         5.125         9/17/2013           495,132
     650,000   ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           661,070
     482,000   General Mills, Inc.                                              6.000         2/15/2012           524,014
     300,000   GlaxoSmithKline Capital, Inc.(b)                                 5.375         4/15/2034           319,906
     250,000   Kimberly-Clark Corporation                                       6.375          1/1/2028           302,623
     650,000   Kraft Foods, Inc.                                                6.250          6/1/2012           714,553
     500,000   Kroger Company(b)                                                4.950         1/15/2015           495,502
     475,000   Safeway, Inc.(b)                                                 4.125         11/1/2008           468,162
     500,000   WellPoint, Inc.(f)                                               5.000        12/15/2014           510,552
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      5,265,355
=========================================================================================================================

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Anadarko Finance Company(b)                                      6.750          5/1/2011           555,554
     500,000   Burlington Resources, Inc.(b)                                    6.500         12/1/2011           553,574
     250,000   Columbia Energy Group(b)                                         7.320        11/28/2010           252,549
     850,000   ConocoPhillips(b,f)                                              4.750        10/15/2012           869,832
     500,000   Consolidated Natural Gas Company                                 6.850         4/15/2011           557,944
     650,000   Union Oil Company of California(b)                               5.050         10/1/2012           675,967
     500,000   Valero Energy Corporation                                        4.750         6/15/2013           495,042
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,960,462
=========================================================================================================================

Financials (5.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   AIG SunAmerica Global Financing VI                               6.300         5/10/2011           544,947
     500,000   Allstate Corporation(b)                                          5.000         8/15/2014           513,970
     250,000   Associates Corporation of North America(b)                       6.250         11/1/2008           265,988
   1,075,000   Bank of America Corporation                                      3.875         1/15/2008         1,070,772
     650,000   Bank of America Corporation(f)                                   4.750         8/15/2013           661,790
     425,000   Bank One Corporation(b)                                          5.900        11/15/2011           458,368
     600,000   BB&T Corporation(b)                                              6.500          8/1/2011           666,018
   1,100,000   BNP Paribas SA                                                   5.186         6/29/2015         1,112,119
     725,000   CIT Group, Inc.(b)                                               4.750        12/15/2010           733,380
     450,000   Citigroup, Inc.(b)                                               3.500          2/1/2008           443,656
     590,000   Citigroup, Inc.(b)                                               5.000         9/15/2014           603,538
     250,000   Citigroup, Inc.(f)                                               4.700         5/29/2015           251,722
     900,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011           867,982
     725,000   Credit Suisse First Boston USA, Inc.(b)                          3.875         1/15/2009           716,476
     475,000   EOP Operating, LP(b)                                             4.750         3/15/2014           465,692
     950,000   Goldman Sachs Group, Inc.(b)                                     6.600         1/15/2012         1,055,843
     500,000   Household Finance Corporation(f)                                 4.750         5/15/2009           507,182
     650,000   Household Finance Corporation                                    6.375        11/27/2012           718,891
     350,000   HSBC Finance Corporation                                         5.000         6/30/2015           352,732
     850,000   International Lease Finance Corporation                          5.875          5/1/2013           902,359
   1,225,000   J.P. Morgan Chase & Company(b)                                   4.500        11/15/2010         1,233,925
     775,000   Lehman Brothers Holdings, Inc.                                   3.950        11/10/2009           764,261
     475,000   Merrill Lynch & Company, Inc.                                    5.000          2/3/2014           486,629
     500,000   MetLife, Inc.                                                    5.000         6/15/2015           507,434
   1,664,000   Morgan Stanley and Company(b)                                    5.878          3/1/2007         1,690,058
     540,000   Morgan Stanley and Company                                       7.700          3/1/2032           671,182
   1,250,000   Morgan Stanley Dean Witter & Company(b)                          6.750         4/15/2011         1,384,045
     300,000   PNC Funding Corporation(b)                                       6.875         7/15/2007           315,629
     500,000   ProLogis Trust(b)                                                5.500          3/1/2013           522,688
     500,000   Residential Capital Corporation                                  6.375         6/30/2010           502,406
     500,000   Student Loan Marketing Corporation                               4.000         1/15/2010           493,922
     475,000   Union Planters Corporation                                       4.375         12/1/2010           473,847
     500,000   Wachovia Bank NA                                                 4.875          2/1/2015           508,752
     500,000   Washington Mutual Bank FA                                        5.500         1/15/2013           523,604
   1,000,000   Wells Fargo & Company(b)                                         4.200         1/15/2010           999,473
     400,000   Willis Group North America, Inc.                                 5.625         7/15/2015           402,572
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                24,393,852
=========================================================================================================================

Foreign (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   African Development Bank(b)                                      6.875        10/15/2015           295,366
     350,000   Canadian Government(b)                                           5.250         11/5/2008           366,253
     650,000   European Investment Bank                                         3.000         6/16/2008           637,647
     475,000   Export-Import Bank of Korea(b)                                   4.125         2/10/2009           470,964
     350,000   Inter-American Development Bank                                  5.375        11/18/2008           366,665
     750,000   International Bank for Reconstruction and
               Development(f)                                                   5.000         3/28/2006           757,256
     425,000   Pemex Project Funding Master Trust(b)                            9.125        10/13/2010           497,675
     250,000   Province of Nova Scotia                                          7.250         7/27/2013           299,884
     250,000   Province of Ontario                                              6.000         2/21/2006           253,374
     400,000   Province of Quebec                                               4.875          5/5/2014           413,637
     300,000   Province of Quebec                                               7.500         7/15/2023           404,063
     500,000   Republic of Italy(b)                                             6.000         2/22/2011           548,022
     200,000   Republic of Italy(f)                                             4.375         6/15/2013           203,501
   1,175,000   United Mexican States(b)                                         7.500         1/14/2012         1,332,450
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    6,846,757
=========================================================================================================================

Mortgage-Backed Securities (21.8%)
-------------------------------------------------------------------------------------------------------------------------
      19,417   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.500         12/1/2009            20,461
      16,343   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.000          1/1/2011            17,114
      18,554   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500         10/1/2012            19,299
      17,833   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          1/1/2013            18,557
      30,542   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          9/1/2013            31,580
      98,929   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         5.500          3/1/2014           101,630
      68,114   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          4/1/2014            70,430
      20,563   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.000         10/1/2014            21,524
     165,799   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.500          1/1/2015           175,440
      36,835   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          3/1/2016            38,326
      83,652   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          9/1/2016            86,494
     195,249   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500         10/1/2016           203,181
     565,450   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.000          6/1/2017           591,833
     730,809   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          7/1/2017           755,689
   1,054,245   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         5.500         12/1/2017         1,082,404
  10,000,000   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Conventional(d)                                      5.000          7/1/2035        10,000,000
  12,800,000   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Conventional(d)                                      6.000          7/1/2035        13,123,994
      57,393   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          6/1/2016            59,342
      13,527   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          4/1/2024            14,075
      15,112   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          5/1/2024            15,985
       6,266   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          8/1/2025             6,726
      23,512   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.500         11/1/2025            25,683
       5,232   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          1/1/2026             5,646
         704   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          6/1/2026               743
       9,639   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          4/1/2027            10,167
      73,176   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          5/1/2027            78,975
      10,096   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          7/1/2027            10,839
      17,369   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          8/1/2027            18,321
       9,125   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500         10/1/2027             9,787
      12,091   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          5/1/2028            12,751
      44,379   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          8/1/2028            45,641
      16,713   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500         10/1/2028            17,366
      23,199   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          2/1/2029            24,105
      45,402   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          3/1/2029            46,673
      11,651   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          7/1/2029            12,275
      36,184   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500         10/1/2029            38,767
      20,550   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500         11/1/2029            22,016
      40,984   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          5/1/2031            42,516
     129,018   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          6/1/2031           132,512
      64,477   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          6/1/2031            67,889
     134,312   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          7/1/2031           137,949
      33,906   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          9/1/2031            35,701
      91,947   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500         10/1/2031            95,385
     624,413   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000          1/1/2032           641,324
      97,649   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          5/1/2032           102,822
     681,048   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500          7/1/2032           706,096
     439,232   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          8/1/2032           462,501
     475,205   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.500         10/1/2032           492,682
     840,086   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000         11/1/2032           862,259
       8,387   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          4/1/2011             8,678
      11,615   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 7.500          7/1/2011            12,285
      10,186   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 8.000          7/1/2012            10,871
      16,278   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.500         12/1/2012            16,947
      37,395   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.500          6/1/2013            38,943
      56,702   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000         12/1/2013            58,676
   7,900,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(d)                              4.500          7/1/2020         7,862,965
  15,000,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(d)                              5.000          7/1/2020        15,164,070
      11,501   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                10.500          8/1/2020            13,065
      13,490   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000         12/1/2024            14,550
      17,323   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         10/1/2025            18,336
      63,970   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500         11/1/2025            66,545
       4,351   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.500         12/1/2025             4,751
      20,412   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          1/1/2026            21,868
      14,509   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          2/1/2026            15,352
      15,340   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          5/1/2026            15,935
       9,355   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000          9/1/2026            10,081
      15,889   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          2/1/2027            17,023
       6,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          3/1/2027             6,349
      17,448   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          8/1/2027            18,120
       3,491   Federal National Mortgage AssociatioN
               Conventional 30-Yr. Pass Through                                 7.500         11/1/2027             3,737
      19,237   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 9.000         11/1/2027            21,204
       4,594   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          1/1/2028             4,855
     143,993   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          2/1/2028           154,143
      24,273   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          5/1/2028            24,948
      15,250   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          9/1/2028            15,836
      33,907   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         10/1/2028            35,820
      95,263   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500         11/1/2028           102,058
     111,469   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000         12/1/2028           114,567
      13,559   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         12/1/2028            14,324
      25,116   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          2/1/2029            26,082
      84,029   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          3/1/2029            86,365
      35,503   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          3/1/2029            37,469
     105,836   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          4/1/2029           109,913
      19,360   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          8/1/2029            20,106
      33,270   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500          8/1/2029            35,569
      46,531   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000         10/1/2029            49,109
      27,229   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500         12/1/2029            29,110
      18,995   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 8.000          4/1/2030            20,429
      10,410   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.500         12/1/2030            11,124
     187,521   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          5/1/2031           192,493
     375,974   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          4/1/2032           389,750
     333,536   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          5/1/2032           345,758
     176,237   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 7.000          5/1/2032           185,903
   1,321,527   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2032         1,369,951
     421,219   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          8/1/2032           436,654
     915,053   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(b)                              6.500         12/1/2032           948,582
  32,000,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(d)                              5.500          7/1/2035        32,430,022
      19,388   Government National Mortgage
               Association 15-Yr. Pass Through                                  6.500         6/15/2009            20,022
      49,063   Government National Mortgage
               Association 15-Yr. Pass Through                                  7.000         9/15/2013            51,620
       6,423   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         3/15/2023             6,927
      13,934   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         1/15/2024            14,817
       7,738   Government National Mortgage
               Association 30-Yr. Pass Through                                  9.000         9/15/2024             8,542
      10,343   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         6/15/2025            11,192
      37,051   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         7/15/2026            40,091
       4,255   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         9/15/2026             4,604
       5,306   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000        10/15/2026             5,742
      26,011   Government National Mortgag
               Association 30-Yr. Pass Through                                  7.500         3/15/2027            27,920
       8,952   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500        10/15/2027             9,609
      54,351   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000        11/15/2027            57,664
      25,135   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         1/15/2028            26,650
       5,814   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         4/15/2028             6,288
      26,784   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2028            28,039
      27,382   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         8/15/2028            29,031
      54,050   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500        11/15/2028            57,980
      17,457   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500        12/15/2028            18,275
      98,554   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         3/15/2029           103,094
      38,195   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         4/15/2029            39,954
      30,652   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000        10/15/2030            33,132
      36,785   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.500         1/15/2031            39,420
      16,959   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         4/15/2031            17,964
      80,287   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         6/15/2031            83,950
      74,865   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2031            78,280
     106,836   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         9/15/2031           113,164
     648,930   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         1/15/2032           678,456
     122,415   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         4/15/2032           127,985
     656,263   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2032           686,123
   3,350,000   Government National Mortgage
               Association 30-Yr. Pass Through(d)                               6.500          7/1/2035         3,498,656
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                97,149,957
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   International Business Machines
               Corporation                                                      4.250         9/15/2009           502,454
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   502,454
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   CSX Corporation                                                  5.500          8/1/2013           524,192
     475,000   FedEx Corporation(b)                                             3.500          4/1/2009           462,948
     500,000   Union Pacific Corporation(b)                                     7.000          2/1/2016           588,044
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,575,184
=========================================================================================================================

U.S. Government (21.6%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Federal Home Loan Bank                                           5.250         8/15/2006           609,509
     500,000   Federal Home Loan Bank                                           6.625         8/27/2007           528,444
   2,000,000   Federal Home Loan Bank(b)                                        3.375         2/15/2008         1,973,756
     500,000   Federal Home Loan Bank(f)                                        2.750         3/14/2008           486,516
     700,000   Federal Home Loan Bank(b)                                        5.925          4/9/2008           737,402
     500,000   Federal Home Loan Bank                                           4.500        11/15/2012           511,073
     850,000   Federal Home Loan Bank                                           4.500         9/16/2013           865,522
   4,300,000   Federal Home Loan Mortgage Corporation(f)                        2.875        12/15/2006         4,244,242
   1,700,000   Federal Home Loan Mortgage Corporation                           3.625         2/15/2007         1,695,396
     500,000   Federal Home Loan Mortgage Corporation                           7.100         4/10/2007           528,024
   1,000,000   Federal Home Loan Mortgage Corporation(f)                        3.500         9/15/2007           993,859
   2,150,000   Federal Home Loan Mortgage Corporation                           5.750         4/15/2008         2,256,950
   1,050,000   Federal Home Loan Mortgage Corporation                           6.000         6/15/2011         1,155,739
   1,750,000   Federal Home Loan Mortgage Corporation(f)                        5.125         7/15/2012         1,855,023
   3,700,000   Federal National Mortgage Association(b)                         5.500         2/15/2006         3,740,067
   3,100,000   Federal National Mortgage Association(f)                         3.250         1/15/2008         3,057,338
   1,500,000   Federal National Mortgage Association(f)                         5.250         1/15/2009         1,565,208
   2,000,000   Federal National Mortgage Association(f)                         6.125         3/15/2012         2,236,654
     500,000   Federal National Mortgage Association                            5.960         9/11/2028           594,707
     100,000   Federal National Mortgage Association                            6.250         5/15/2029           123,751
     200,000   Resolution Funding Corporation(b)                                8.125        10/15/2019           277,787
     250,000   Tennessee Valley Authority(b)                                    6.000         3/15/2013           280,627
   2,000,000   U.S. Treasury Bonds(f)                                           7.250         5/15/2016         2,561,016
   1,800,000   U.S. Treasury Bonds                                              7.500        11/15/2016         2,359,195
     350,000   U.S. Treasury Bonds(f)                                           8.750         5/15/2017           502,537
     400,000   U.S. Treasury Bonds(f)                                           8.875         2/15/2019           594,641
     475,000   U.S. Treasury Bonds(f)                                           8.125         8/15/2019           673,090
     250,000   U.S. Treasury Bonds                                              8.125         8/15/2021           362,930
     290,000   U.S. Treasury Bonds                                              7.625        11/15/2022           408,753
   1,000,000   U.S. Treasury Bonds(f)                                           6.250         8/15/2023         1,246,211
     260,000   U.S. Treasury Bonds(f)                                           7.500        11/15/2024           369,403
     350,000   U.S. Treasury Bonds(f)                                           6.875         8/15/2025           471,133
     465,000   U.S. Treasury Bonds(f)                                           6.625         2/15/2027           617,161
     500,000   U.S. Treasury Bonds(f)                                           6.375         8/15/2027           648,262
   1,000,000   U.S. Treasury Bonds(f)                                           5.500         8/15/2028         1,177,617
   9,675,000   U.S. Treasury Bonds(f)                                           5.250        11/15/2028        11,050,282
   1,500,000   U.S. Treasury Bonds                                              5.250         2/15/2029         1,715,566
   3,900,000   U.S. Treasury Bonds(f)                                           6.125         8/15/2029         4,979,660
     500,000   U.S. Treasury Notes(f)                                           5.625         2/15/2006           506,894
   2,300,000   U.S. Treasury Notes(f)                                           7.000         7/15/2006         2,379,690
   6,500,000   U.S. Treasury Notes(f)                                           2.750         7/31/2006         6,444,900
   2,050,000   U.S. Treasury Notes(f)                                           6.500        10/15/2006         2,124,392
   3,925,000   U.S. Treasury Notes(f)                                           3.500        11/15/2006         3,920,553
  10,150,000   U.S. Treasury Notes(f)                                           4.375         5/15/2007        10,285,198
     450,000   U.S. Treasury Notes(f)                                           6.125         8/15/2007           472,605
     250,000   U.S. Treasury Notes(f)                                           3.375         2/15/2008           248,184
     350,000   U.S. Treasury Notes(f)                                           5.500         2/15/2008           366,201
   2,700,000   U.S. Treasury Notes(f)                                           5.500         5/15/2009         2,877,293
   5,250,000   U.S. Treasury Notes(f)                                           6.000         8/15/2009         5,704,246
     550,000   U.S. Treasury Notes(f)                                           5.000         2/15/2011           584,354
     375,000   U.S. Treasury Notes(f)                                           4.250         8/15/2013           384,375
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           96,353,936
=========================================================================================================================

Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     268,000   Alliant Energy Resources, Inc.                                   7.375         11/9/2009           300,301
     400,000   CenterPoint Energy Houston Electric,
               LLC(b)                                                           5.600          7/1/2023           420,029
     475,000   Duke Capital Corporation                                         7.500         10/1/2009           528,235
     475,000   FirstEnergy Corporation                                          6.450        11/15/2011           518,997
     400,000   Niagara Mohawk Power Corporation(b)                              7.750         10/1/2008           439,487
     375,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           415,669
     600,000   Public Service Company of Colorado                               7.875         10/1/2012           725,309
     225,000   Southern California Edison Company                               5.000         1/15/2014           231,221
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,579,248
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $305,040,729)                                               309,847,471
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (16.4%)      Interest Rate(g)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  73,105,986   Thrivent Financial Securities Lending Trust        3.220%                N/A                   $73,105,986
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $73,105,986)                                                                       73,105,986
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (14.2%)                        Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $12,140,000   Edison Asset Securitization, LLC                                 3.380%         7/1/2005       $12,140,000
   5,000,000   Falcon Asset Securitization Corporation(b)                       3.090          7/6/2005         4,997,868
   6,500,000   Jupiter Securitization Corporation(b)                            3.280          8/3/2005         6,480,457
   6,500,000   Jupiter Securitization Corporation                               3.280          8/4/2005         6,479,864
   5,220,000   Kitty Hawk Funding Corporation(b)                                3.200         7/12/2005         5,214,896
   6,500,000   Preferred Receivables Funding Corporation                        3.280         7/14/2005         6,492,301
   6,000,000   Ranger Funding Company, LLC                                      3.230         7/20/2005         5,989,772
   9,479,875   Thrivent Money Market Portfolio                                  2.820               N/A         9,479,875
   6,000,000   UBS Finance(b)                                                   3.120          7/8/2005         5,996,360
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                63,271,393
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $441,418,108)                                                         $446,224,850
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(g) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Long-Term Fixed Income (70.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (21.0%)
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   American Express Credit Account Master
               Trust(b,c)                                                       3.340%        7/15/2005        $1,501,796
   3,000,000   Americredit Automobile Receivables
               Trust(c,d)                                                       3.230          7/6/2005         3,000,381
   3,000,000   Americredit Automobile Receivables
               Trust(d)                                                         3.430          7/6/2011         2,933,802
   3,000,000   ARG Funding Corporation(b,d)                                     4.290         4/20/2010         2,996,602
   3,500,000   Banc of America Securities Auto Trust(e)                         3.890         9/15/2007         3,500,000
   1,500,000   Bank One Issuance Trust(b,c)                                     3.270         7/15/2005         1,500,585
   3,000,000   Capital Auto Receivables Asset Trust(b)                          3.350         2/15/2008         2,971,275
   3,500,000   Caterpillar Financial Asset Trust(b)                             3.900         2/25/2009         3,494,326
   2,927,698   Chase Funding Mortgage Loan Asset-Backed
               Certificates(b)                                                  2.734         9/25/2024         2,906,897
     500,000   Citibank Credit Card Master Trust I                              6.100         5/15/2008           509,226
   3,000,000   Countrywide Asset-Backed Certificates(d)                         3.683         8/25/2024         2,967,885
   4,000,000   Countrywide Asset-Backed Certificates(b)                         3.903         1/25/2031         3,966,412
     500,000   CPL Transition Funding, LLC(b)                                   5.010         1/15/2010           505,361
   3,000,000   Credit Based Asset Servicing and
               Securitization(d)                                                3.887        10/25/2034         2,968,131
   3,000,000   DaimlerChrysler Master Owner Trust(c,d)                          3.270         7/15/2005         2,997,414
   1,500,000   DaimlerChrysler Master Owner Trust(c,d)                          3.270         7/15/2005         1,500,585
   1,000,000   First National Master Note Trust(b,c)                            3.320         7/15/2005         1,000,727
   1,500,000   Ford Credit Floorplan Master Owner
               Trust(b,c)                                                       3.360         7/15/2005         1,502,109
   3,000,000   GE Dealer Floorplan Master Note Trust(c,d)                       3.300         7/20/2005         3,000,489
   3,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.404         7/25/2005         2,996,769
   1,500,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.444         7/25/2005         1,502,316
   3,000,000   Harley Davidson Motorcycle Trust(d)                              3.200         5/15/2012         2,948,220
   3,000,000   Honda Auto Receivables Owner Trust(b)                            2.910        10/20/2008         2,952,552
   2,000,000   Honda Auto Receivables Owner Trust(b)                            2.790         3/16/2009         1,964,266
   1,500,000   Honda Auto Receivables Owner Trust(b)                            2.960         4/20/2009         1,472,312
   4,000,000   Hyundai Auto Receivables Trust(e)                                3.880         6/16/2008         3,999,375
   3,500,000   Impac CMB Trust(c)                                               3.594         7/25/2005         3,500,000
   2,000,000   John Deere Owner Trust(b)                                        3.980         6/15/2009         1,999,840
   3,000,000   Long Beach Mortgage Loan Trust(c,e)                              3.424         8/25/2005         3,000,000
   1,000,000   MBNA Credit Card Master Note Trust(b,c)                          3.330         7/15/2005         1,001,795
     500,000   MBNA Credit Card Master Note Trust(b)                            4.950         6/15/2009           508,341
   1,500,000   National City Credit Card Master
               Trust(b,c)                                                       3.370         7/15/2005         1,500,249
   3,500,000   Nissan Auto Lease Trust(d)                                       3.180         6/15/2010         3,452,942
   2,500,000   PG&E Energy Recovery Funding, LLC                                3.870         6/25/2011         2,498,185
   1,500,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034         1,486,004
   3,500,000   Renaissance Home Equity Loan Trust(b)                            3.856         1/25/2035         3,472,329
   1,150,000   Residential Asset Mortgage Products,
               Inc.(d)                                                          3.620         7/25/2026         1,141,219
   2,000,000   Residential Asset Securities
               Corporation(d)                                                   3.250         5/25/2029         1,988,670
   2,000,000   SLM Student Loan Trust(c)                                        3.171         7/25/2005         1,998,909
   3,000,000   SLM Student Loan Trust(b,c)                                      3.171         7/25/2005         2,992,353
   2,722,472   Structured Asset Investment Loan
               Trust(b,c)                                                       3.394         7/25/2005         2,722,421
   3,000,000   Textron Financial Floorplan Master Note
               Trust(b,c)                                                       3.330         7/13/2005         3,000,000
   3,500,000   Washington Mutual Mortgage Pass-Through
               Certificates(e)                                                  3.431         6/25/2045         3,500,000
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  103,323,070
=========================================================================================================================

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Oakmont Asset Trust(b)                                           4.514        12/22/2008         1,501,746
   1,000,000   Textron Financial Corporation(f)                                 4.600          5/3/2010         1,009,460
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              2,511,206
=========================================================================================================================

Commercial Mortgage-Backed Securities (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Banc of America Commercial Mortgage,
               Inc.(b)                                                          4.037        11/10/2039         1,480,455
   1,500,000   Banc of America Commercial Mortgage,
               Inc.(b)                                                          4.561        11/10/2041         1,510,274
     261,617   Banc of America Commercial Mortgage,
               Inc.(d)                                                          3.366         7/11/2043           259,556
   1,300,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(b)                                              3.869         2/11/2041         1,278,017
   2,958,545   Commercial Mortgage Pass-Through
               Certificates(c,d)                                                3.320         7/15/2005         2,957,965
   3,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(b,c,d)                                    3.380         7/15/2005         3,000,021
   5,757,880   Impac CMB Trust(c)                                               3.574         7/25/2005         5,759,680
     164,141   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(b,c)                                      3.566         7/14/2005           164,141
   1,000,000   LB-UBS Commercial Mortgage Trust(d)                              3.323         3/15/2027           980,014
   1,500,000   LB-UBS Commercial Mortgage Trust(d)                              6.653        11/15/2027         1,664,205
     854,306   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           854,081
   1,250,000   Merrill Lynch Mortgage Trust                                     4.099        11/15/2010         1,250,738
   1,400,000   Morgan Stanley Capital I, Inc.                                   4.809         1/14/2042         1,429,743
   2,998,884   Wachovia Bank Commercial Mortgage
               Trust(c,d)                                                       3.320         7/15/2005         2,997,829
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      25,586,719
=========================================================================================================================

Communications Services (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,400,000   ALLTEL Corporation                                               4.656         5/17/2007         1,410,990
   1,400,000   CenturyTel, Inc.                                                 4.628         5/15/2007         1,401,813
   2,100,000   Cingular Wireless, LLC(d)                                        5.625        12/15/2006         2,134,917
   2,000,000   Comcast Cable Communications, Inc.(d)                            6.200        11/15/2008         2,115,090
   1,300,000   Interpublic Group of Companies, Inc.                             5.400        11/15/2009         1,236,346
   1,000,000   Qwest Corporation                                                5.625        11/15/2008           982,500
   1,250,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011         1,427,599
   1,000,000   Telecom Italia Capital SA                                        4.000         1/15/2010           971,673
   1,000,000   Telefonos de Mexico SA                                           4.750         1/27/2010           999,160
   2,000,000   Time Warner Entertainment Company, LP                            7.250          9/1/2008         2,166,058
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   14,846,146
=========================================================================================================================

Consumer Cyclical (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   AOL Time Warner, Inc.                                            6.150          5/1/2007         1,034,720
   1,250,000   Carnival Corporation(d)                                          3.750        11/15/2007         1,237,654
   1,800,000   DaimlerChrysler North American Holdings
               Corporation(d)                                                   4.750         1/15/2008         1,806,955
   1,750,000   Ford Motor Credit Company(b)                                     6.625         6/16/2008         1,728,384
   1,000,000   General Motors Acceptance Corporation(f)                         4.500         7/15/2006           986,322
     750,000   Starwood Hotels & Resorts Worldwide,
               Inc.(g)                                                          7.875          5/1/2007           783,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          7,577,785
=========================================================================================================================

Consumer Non-Cyclical (1.9%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Bunge Limited Finance Corporation(d)                             7.800        10/15/2012          $714,314
     850,000   Eli Lilly and Company(c,d)                                       3.140         8/24/2005           850,264
     750,000   Gillette Company                                                 3.500        10/15/2007           741,026
     750,000   Harvard University(b)                                            8.125         4/15/2007           804,570
   1,300,000   HCA, Inc.                                                        5.250         11/6/2008         1,298,409
   2,750,000   Kraft Foods, Inc.(b)                                             4.125        11/12/2009         2,726,664
   1,950,000   Kroger Company                                                   6.375          3/1/2008         2,043,653
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      9,178,900
=========================================================================================================================

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Enterprise Products Operating, LP                                4.625        10/15/2009           995,530
   2,000,000   KeySpan Corporation                                              4.900         5/16/2008         2,034,924
   1,500,000   Panhandle Eastern Pipe Line Company                              2.750         3/15/2007         1,460,853
     900,000   Plains All American Pipeline, LP/PAA
               Finance Corporation                                              4.750         8/15/2009           902,622
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     5,393,929
=========================================================================================================================

Financials (9.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Allstate Life Global Funding Trusts(b)                           4.250         2/26/2010         2,001,220
   2,000,000   American General Finance Corporation(c,d)                        3.270         7/18/2005         1,999,538
   1,400,000   ANZ Capital Trust I(b,d)                                         4.484         1/15/2010         1,393,889
     700,000   Barnett Capital I(b)                                             8.060         12/1/2026           756,956
   1,300,000   Bear Stearns Companies, Inc.(f)                                  4.500        10/28/2010         1,306,906
     750,000   Capital One Financial Corporation(b)                             4.738         5/17/2007           755,056
   1,000,000   Citigroup, Inc.(d)                                               4.125         2/22/2010           996,450
     700,000   Corestates Capital Trust I(b)                                    8.000        12/15/2026           758,187
   1,000,000   Countrywide Home Loans, Inc.(b)                                  4.125         9/15/2009           986,791
   1,000,000   First Chicago Corporation(b)                                     6.375         1/30/2009         1,070,065
   2,000,000   Goldman Sachs Group, Inc.(b)                                     3.875         1/15/2009         1,973,210
   1,000,000   HSBC Capital Funding, LP/Jersey Channel
               Islands(b,g)                                                     9.547         6/30/2010         1,218,468
     900,000   ING Capital Funding Trust III                                    8.439        12/31/2010         1,064,714
   1,400,000   International Lease Finance Corporation                          3.300         1/23/2008         1,367,631
   1,500,000   iSTAR Financial, Inc.                                            4.875         1/15/2009         1,496,250
   2,000,000   J.P. Morgan Chase & Company(d)                                   4.500        11/15/2010         2,014,572
     900,000   John Hancock Global Funding II                                   3.750         9/30/2008           885,683
   1,000,000   Keycorp                                                          4.700         5/21/2009         1,015,832
   2,000,000   M&I Marshall & Ilsley Bank(d)                                    4.400         3/15/2010         2,009,882
   1,500,000   Merrill Lynch & Company, Inc.(b,c)                               3.480         7/21/2005         1,505,266
     675,000   Metropolitan Life Global Funding(b)                              4.500          5/5/2010           679,355
   1,000,000   Monumental Global Funding II                                     3.850          3/3/2008           991,116
   1,250,000   National City Bank(d)                                            4.500         3/15/2010         1,261,755
   1,300,000   Pacific Life Global Funding                                      3.750         1/15/2009         1,280,397
   1,400,000   Pricoa Global Funding I(d)                                       4.350         6/15/2008         1,405,344
   2,000,000   Protective Life Secured Trust(d)                                 4.000         10/7/2009         1,984,350
   1,400,000   Residential Capital Corporation(c)                               4.855         9/29/2005         1,400,526
   1,000,000   Simon Property Group, LP                                         4.600         6/15/2010         1,000,556
   1,250,000   SLM Corporation(d)                                               4.000         1/15/2009         1,240,002
     750,000   Union Planters Bank                                              5.125         6/15/2007           763,998
   2,000,000   Wells Fargo & Company(b,c)                                       3.510         9/15/2005         2,000,860
   2,000,000   Westpac Banking Corporation(c)                                   3.354         8/25/2005         2,001,598
   2,000,000   World Savings Bank FSB(c)                                        3.390          9/1/2005         2,001,232
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                44,587,655
=========================================================================================================================

Foreign (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Export Development Canada(b)                                     2.750        12/12/2005           747,930
     750,000   Nordic Investment Bank                                           2.750         1/11/2006           746,716
     145,833   Pemex Finance, Ltd.                                              8.450         2/15/2007           150,345
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,644,991
=========================================================================================================================

Mortgage-Backed Securities (11.6%)
-------------------------------------------------------------------------------------------------------------------------
  27,000,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(e)                              5.500          7/1/2020        27,708,750
  28,500,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(e)                              6.000          7/1/2035        29,212,500
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                56,921,250
=========================================================================================================================

Municipal Bonds (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan
               Airports Commission                                              4.850          1/1/2006           502,405
     750,000   Washington State Office of the State
               Treasurer(b)                                                     4.500          7/1/2007           757,942
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,260,347
=========================================================================================================================

Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Deluxe Corporation(d)                                            3.500         10/1/2007         1,954,694
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,954,694
=========================================================================================================================

Transportation (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   FedEx Corporation(b)                                             3.500          4/1/2009         1,267,016
   1,500,000   MISC Capital, Ltd.                                               5.000          7/1/2009         1,529,162
   1,000,000   Union Pacific Corporation(b)                                     3.625          6/1/2010           960,900
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             3,757,078
=========================================================================================================================

U.S. Government (12.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Federal National Mortgage Association(f)                         3.125        12/15/2007         4,915,005
   1,000,000   U.S. Department of Housing and Urban
               Development(d)                                                   3.450          8/1/2006           996,416
  11,000,000   U.S. Treasury Notes(f)                                           1.875         1/31/2006        10,902,892
  13,400,000   U.S. Treasury Notes(f)                                           3.375         2/15/2008        13,302,636
   5,500,000   U.S. Treasury Notes(f)                                           3.250         8/15/2008         5,431,464
   1,000,000   U.S. Treasury Notes(f)                                           3.500        12/15/2009           990,586
   5,690,000   U.S. Treasury Notes(f)                                           4.000         4/15/2010         5,752,237
  15,090,975   U.S. Treasury Notes(f)                                           3.500         1/15/2011        16,725,624
   1,625,000   U.S. Treasury Notes(f)                                           5.000         2/15/2011         1,726,499
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           60,743,359
=========================================================================================================================

Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,600,000   CenterPoint Energy, Inc.(d)                                      5.875          6/1/2008         1,656,170
   1,300,000   Entergy Gulf States(d)                                           3.600          6/1/2008         1,272,621
   1,500,000   FirstEnergy Corporation                                          5.500        11/15/2006         1,525,698
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           513,701
   1,250,000   MidAmerican Energy Holdings Company                              3.500         5/15/2008         1,218,145
   1,000,000   Pacific Gas & Electric Company                                   3.600          3/1/2009           976,793
     357,596   Power Contract Financing, LLC                                    5.200          2/1/2006           360,006
     691,483   Power Receivables Finance, LLC                                   6.290          1/1/2012           718,396
     600,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           611,772
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,853,302
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $349,127,771)                                               348,140,431
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (13.5%)               Interest Rate(h)    Maturity Date        Value
-------------------------------------------------------------------------------------------------------------------------
  66,481,629   Thrivent Financial Securities Lending Trust                 3.220%              N/A            $66,481,629
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $66,481,629)                                                                       66,481,629
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (15.8%)                        Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $11,000,000   Corporate Receivables Corporation Funding,
               LLC                                                              3.350%         7/1/2005       $11,000,000
   9,505,000   Gillette Company                                                 3.340          7/1/2005         9,505,000
  12,000,000   New Center Asset Trust                                           3.400          7/1/2005        12,000,000
   9,115,000   Pfizer, Inc.                                                     3.200          7/1/2005         9,115,000
   9,415,817   Thrivent Money Market Portfolio                                  2.820               N/A         9,415,817
   7,000,000   Thunder Bay Funding, Inc.                                        3.050          7/1/2005         7,000,000
   9,755,000   Total Capital SA                                                 3.370          7/1/2005         9,755,000
   8,000,000   Triple A-1 Funding Corporation(d)                                3.100          7/6/2005         7,996,556
   2,000,000   U.S. Treasury Notes(f)                                           1.500         7/31/2005         1,999,885
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                77,787,258
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $493,396,658)                                                         $492,409,318
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) At June 30, 2005, all or a portion of the denoted securities, valued at $72,153,631, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                 Notional
                                     Number of    Expiration                                     Principal       Unrealized
  Type                               Contracts    Date               Position    Value           Amount          Loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures 5 yr.     584          September 2005     Short       $(63,592,128)   $(63,356,011    $(236,117)
U.S. Treasury Bond Futures 30 yr.     55          September 2005     Long        $6,531,250      $6,399,071      $132,179

(e) Denotes investments purchased on a when-issued basis.

(f) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(g) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(h) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Mortgage Securities Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Long-Term Fixed Income (86.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (21.6%)
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Americredit Automobile Receivables
               Trust(b,c)                                                       3.230%         7/6/2005        $2,000,254
   2,000,000   Chase Credit Card Master Trust(b,c)                              3.250         7/15/2005         1,999,896
   1,440,326   Countrywide Asset-Backed Certificates(b,c)                       3.454         7/25/2005         1,440,679
   1,000,000   First National Master Note Trust(b,c)                            3.330         7/15/2005         1,001,175
   2,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.394         7/25/2005         2,000,352
   2,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.404         7/25/2005         1,997,846
   1,000,000   MBNA Credit Card Master Note Trust(b,c)                          3.330         7/15/2005         1,003,586
   2,000,000   Navistar Financial Corporation(b,c)                              3.514         7/25/2005         1,999,962
   1,069,617   New Century Home Equity Loan Trust(b,c)                          3.564         7/25/2005         1,069,858
   1,490,332   New Century Home Equity Loan Trust(b,c)                          3.710         7/25/2005         1,495,630
   2,000,000   Providian Gateway Master Trust(b,c)                              3.450         7/15/2005         2,005,600
     614,348   Residential Asset Securities
               Corporation(b,c)                                                 3.414         7/25/2005           614,326
   2,500,000   Residential Asset Securities
               Corporation(b)                                                   3.250         5/25/2029         2,485,838
   2,000,000   SLM Student Loan Trust(b,c)                                      3.171         7/25/2005         1,994,902
   2,000,000   Textron Financial Floorplan Master Note
               Trust(b,c)                                                       3.330         7/13/2005         2,000,000
   2,000,000   Volkswagen Auto Lease Trust(b,c)                                 3.380         7/20/2005         2,000,294
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   27,110,198
=========================================================================================================================

Commercial Mortgage-Backed Securities (17.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Banc of America Commercial Mortgage,
               Inc.(b)                                                          4.561        11/10/2041         1,510,274
     577,884   Banc of America Large Loan(b,c)                                  3.420         7/15/2005           577,965
   1,990,665   Bear Sterns Commercial Mortgage
               Securities, Inc.(b,c)                                            3.436         7/14/2005         1,991,661
   1,972,363   Commercial Mortgage Pass-Through
               Certificates(b,c)                                                3.320         7/15/2005         1,971,977
   1,340,718   Commercial Mortgage Pass-Through
               Certificates(b,c)                                                3.476         7/15/2005         1,341,777
   2,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(b,c)                                      3.380         7/15/2005         2,000,014
   2,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(b,c)                                      3.420         7/15/2005         1,999,996
     926,747   Credit Suisse First Boston Mortgage
               Securities Corporation(b,c)                                      3.684         7/25/2005           926,203
   2,000,000   Greenwich Capital Commercial Funding
               Corporation(b,c)                                                 3.330          7/5/2005         1,999,944
   1,555,368   GSAA Home Equity Trust(b,c)                                      3.454         7/25/2005         1,555,368
   1,919,293   Impac CMB Trust(b,c)                                             3.574         7/25/2005         1,919,893
   2,000,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(b)                                        5.038         3/15/2046         2,071,072
   1,658,137   MLCC Mortgage Investors, Inc.(b,c)                               3.644         7/25/2005         1,660,196
     599,967   Structured Asset Securities
               Corporation(b,c)                                                 3.464         7/25/2005           600,090
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      22,126,430
=========================================================================================================================

Mortgage-Backed Securities (46.3%)
-------------------------------------------------------------------------------------------------------------------------
  11,000,000   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Conventional(d)                                      5.500          7/1/2020        11,285,318
   7,000,000   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(d)                              5.000          7/1/2020         7,076,566
  26,000,000   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(d)                              5.500          7/1/2035        26,349,388
  13,000,000   Federal National Mortgage Association
               Conventional(30-Yr. Pass Throughd)                               6.000          7/1/2035        13,325,000
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                58,036,272
=========================================================================================================================

U.S. Government (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   U.S. Treasury Notes(b)                                           4.000         2/15/2015         1,003,555
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            1,003,555
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $108,175,673)                                               108,276,455
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (13.7%)                        Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,200,000   American Express Credit Corporation(b,c)                         3.270%        7/20/2005         1,200,000
     951,000   American Family Financial Services, Inc.                         3.330          8/8/2005           947,657
     730,000   Amsterdam Funding Corporation                                    3.300         7/13/2005           729,197
   1,700,000   Barton Capital Corporation(b)                                    3.160         7/14/2005         1,698,060
     500,000   Dexia Delaware, LLC(b)                                           3.200          7/5/2005           499,822
     934,000   Jupiter Securitization Corporation(b)                            3.290         7/20/2005           932,378
   1,430,000   Kitty Hawk Funding Corporation(b)                                3.200         7/12/2005         1,428,602
   2,145,000   McCormick & Company, Inc.                                        3.370          7/1/2005         2,145,000
   1,029,000   Old Line Funding Corporation                                     3.310          7/1/2005         1,029,000
     500,000   Park Avenue Receivables Corporation                              3.300          7/1/2005           500,000
   1,116,000   Park Avenue Receivables Corporation(b)                           3.100          7/7/2005         1,115,423
   1,047,000   Ranger Funding Company, LLC                                      3.300         7/14/2005         1,045,752
         775   Thrivent Money Market Portfolio                                  2.820               N/A               775
     944,000   UBS Finance(b)                                                   3.200          7/5/2005           943,664
   1,800,000   UBS Finance                                                      3.300          8/8/2005         1,793,730
   1,241,000   Windmill Funding Company(b)                                      3.220         7/15/2005         1,239,446
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                17,248,506
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $125,424,179)                                                         $125,524,961
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Money Market Portfolio
Schedule of Investments as of June 30, 2005 (unaudited)(a)


   Principal
      Amount   Commercial Paper (66.2%)                                      Yield(b)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Banking -- Domestic (12.3%)
-------------------------------------------------------------------------------------------------------------------------
  $6,500,000   Barclays US Funding, LLC                                         3.290%         9/6/2005        $6,460,200
   3,900,000   Blue Spice, LLC                                                  3.400          7/1/2005         3,900,000
     470,000   Credit Suisse First Boston Company                               3.300         9/12/2005           466,855
   1,400,000   Rabobank USA Finance Corporation                                 3.200         7/26/2005         1,396,889
   2,800,000   River Fuel Company No. 2, Inc.                                   3.050          7/1/2005         2,800,000
   4,000,000   Society of New York Hospital Fund                                3.090          7/5/2005         3,998,626
   5,200,000   Society of New York Hospital Fund                                3.120         7/11/2005         5,195,493
   6,750,000   Stadshypotek Delaware, Inc.                                      3.180         8/15/2005         6,723,169
   8,220,000   UBS Finance                                                      3.390          7/1/2005         8,220,000
   1,000,000   UBS Finance                                                      3.130         7/22/2005           998,174
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                       40,159,406
=========================================================================================================================

Banking -- Foreign (6.9%)
-------------------------------------------------------------------------------------------------------------------------
   5,200,000   Depfa Bank plc                                                   3.150          8/8/2005         5,182,710
   7,800,000   Depfa Bank plc                                                   3.350         10/7/2005         7,800,000
   2,890,000   HBOS Treasury Services plc                                       3.220          8/8/2005         2,880,177
   6,500,000   HBOS Treasury Services plc                                       3.310          9/7/2005         6,459,361
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                        22,322,248
=========================================================================================================================

Brokerage (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,900,000   Morgan Stanley Dean Witter & Company                             3.220         7/20/2005         3,893,372
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                  3,893,372
=========================================================================================================================

Education (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,540,000   Duke University                                                  3.180          8/1/2005         2,533,045
   1,300,000   Northwestern University                                          3.050          7/6/2005         1,299,449
   2,000,000   Northwestern University                                          3.100          7/7/2005         1,998,968
   1,300,000   Northwestern University                                          3.080         7/19/2005         1,297,998
   1,000,000   Northwestern University                                          3.105         7/21/2005           998,275
   2,316,000   Northwestern University                                          3.130         7/26/2005         2,310,966
   1,270,000   Northwestern University                                          3.150         8/11/2005         1,265,444
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                 11,704,145
=========================================================================================================================

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Shell Finance (UK) plc                                           3.100          8/9/2005           996,642
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       996,642
=========================================================================================================================

Finance (34.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,400,000   Alaska Housing Financing                                         3.120          7/6/2005         3,398,527
   7,800,000   Alaska Housing Financing                                         3.220          8/1/2005         7,778,375
   6,500,000   Amsterdam Funding Corporation                                    3.190         7/19/2005         6,489,632
   2,264,000   Barton Capital Corporation                                       3.150         7/13/2005         2,261,623
   2,113,000   Chariot Funding, LLC                                             3.160         7/11/2005         2,111,145
   1,254,000   Chariot Funding, LLC                                             3.080         7/15/2005         1,252,498
   1,000,000   Chariot Funding, LLC                                             3.300         7/21/2005           998,167
   3,400,000   Ciesco, LLC                                                      3.335         8/16/2005         3,385,511
   2,800,000   Ciesco, LLC                                                      3.337         8/17/2005         2,787,801
   4,160,000   Ciesco, LLC                                                      3.320         9/12/2005         4,131,994
   4,400,000   Fountain Square Commercial Funding
               Corporation                                                      3.120         7/25/2005         4,390,848
   6,500,000   Galaxy Funding, Inc.                                             3.280         7/28/2005         6,484,010
   2,600,000   Galaxy Funding, Inc.                                             3.180         8/15/2005         2,589,665
   6,500,000   General Electric Capital Corporation                             3.000         8/22/2005         6,471,834
   3,900,000   General Electric Capital Corporation                             3.090          9/6/2005         3,877,572
   1,800,000   General Electric Capital Corporation                             3.310          9/9/2005         1,788,415
   3,900,000   Grampian Funding, LLC                                            3.260         7/26/2005         3,892,010
     924,000   Jupiter Securitization Corporation                               3.180          7/5/2005           923,674
   4,000,000   Jupiter Securitization Corporation                               3.270         7/28/2005         3,990,190
   4,258,000   Jupiter Securitization Corporation                               3.300          8/1/2005         4,246,450
   1,273,000   Jupiter Securitization Corporation                               3.220         8/22/2005         1,267,079
   1,184,000   Nieuw Amsterdam Receivables                                      3.240         7/20/2005         1,181,975
   3,469,000   Nieuw Amsterdam Receivables                                      3.280         7/25/2005         3,461,785
   5,252,000   Nieuw Amsterdam Receivables                                      3.370         8/22/2005         5,227,686
   2,600,000   Ranger Funding Company, LLC                                      3.180         7/15/2005         2,596,785
   6,500,000   Ranger Funding Company, LLC                                      3.230         7/20/2005         6,488,919
   1,000,000   Ranger Funding Company, LLC                                      3.310          8/1/2005           997,150
   4,960,000   Sheffield Receivables Corporation                                3.330         7/15/2005         4,953,589
   1,000,000   Sheffield Receivables Corporation                                3.270         7/26/2005           997,729
   1,800,000   Triple A-1 Funding Corporation                                   3.100         7/12/2005         1,798,295
   3,133,000   Triple A-1 Funding Corporation                                   3.250          9/2/2005         3,115,181
   1,610,000   Tulip Funding Corporation                                        3.300         7/28/2005         1,606,015
   1,349,000   Wal-Mart Funding Corporation                                     3.320         8/22/2005         1,342,531
   1,330,000   Windmill Funding Company                                         3.300         7/26/2005         1,326,952
   3,900,000   Windmill Funding Company                                         3.300          8/3/2005         3,888,202
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                  113,499,814
=========================================================================================================================

Insurance (7.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,600,000   American Family Financial Services, Inc.                         3.330          8/8/2005         2,591,492
   2,400,000   American Family Financial Services, Inc.                         3.260         9/22/2005         2,381,961
   5,200,000   American Family Financial Services, Inc.                         3.340        10/14/2005         5,149,343
   6,250,000   Aquinas Funding, LLC                                             3.420         9/20/2005         6,201,906
   6,500,000   Torchmark Corporation                                            3.140          7/8/2005         6,496,031
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 22,820,733
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         215,396,360
=========================================================================================================================

   Principal
      Amount   Other(c)                                                      Yield(b)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $75,000   Barclays Prime Money Market Fund                                 3.180%              N/A           $75,000
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                         75,000
=========================================================================================================================

   Principal
      Amount   U.S. Government (0.6%)                                        Yield(b)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Federal Home Loan Bank                                           2.500%        11/2/2005        $2,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            2,000,000
=========================================================================================================================

   Principal
      Amount   Variable Rate Notes (33.2%)(d)                                Yield(b)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Banking -- Domestic (16.0%)
-------------------------------------------------------------------------------------------------------------------------
  $5,200,000   Bank of America Corporation                                      3.590%         9/1/2005        $5,205,639
   3,250,000   Bank of New York Company, Inc.                                   3.186         7/11/2005         3,250,000
   2,600,000   Bank of New York Company, Inc.                                   3.304         7/27/2005         2,601,358
   5,775,000   Credit Suisse First Boston NY                                    3.153          7/8/2005         5,775,095
   6,580,000   Credit Suisse First Boston NY                                    3.380          9/9/2005         6,580,430
   6,500,000   Fifth Third Bancorp                                              3.260         7/23/2005         6,500,000
   3,250,000   Royal Bank of Scotland NY                                        3.140         7/18/2005         3,248,966
   6,523,000   U.S. Bancorp                                                     3.564         9/16/2005         6,525,527
   5,775,000   Wells Fargo & Company                                            3.206         7/15/2005         5,775,000
   6,705,000   Wells Fargo & Company                                            3.450          9/6/2005         6,711,994
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                       52,174,009
=========================================================================================================================

Banking -- Foreign (3.2%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   HBOS Treasury Services plc                                       3.200         7/27/2005         6,502,053
   4,000,000   Royal Bank of Scotland plc                                       3.240         7/21/2005         4,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                        10,502,053
=========================================================================================================================

Brokerage (3.3%)
-------------------------------------------------------------------------------------------------------------------------
   7,800,000   Goldman Sachs Group, Inc.                                        3.639         9/21/2005         7,813,166
   2,900,000   Merrill Lynch & Company, Inc.                                    3.590         7/13/2005         2,907,651
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 10,720,817
=========================================================================================================================

Consumer Cyclical (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   American Honda Finance Corporation                               3.580          9/7/2005         6,500,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,500,000
=========================================================================================================================

Consumer Non-Cyclical (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   4,540,000   Procter & Gamble Company                                         3.340          9/9/2005         4,540,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,540,000
=========================================================================================================================

Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,300,000   American Express Credit Corporation                              3.340         7/19/2005         2,300,349
   2,367,000   General Electric Capital Corporation                             3.420          8/8/2005         2,370,357
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    4,670,706
=========================================================================================================================

Insurance (4.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Allstate Financial Global Funding                                3.550         9/20/2005         2,001,483
   5,675,000   Allstate Life Global Funding II                                  3.190          7/8/2005         5,675,000
   5,775,000   Allstate Life Global Funding II                                  3.226         7/15/2005         5,775,000
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 13,451,483
=========================================================================================================================

U.S. Municipal (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,300,000   Illinois Student Assistance Commission                           3.250          7/6/2005         2,300,000
   3,000,000   Ohio State Air Quality Development
               Authority Revenue Bonds (Columbus and
               Southern) (Series B)                                             3.320          7/6/2005         3,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                             5,300,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                      107,859,068
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $325,330,428
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Money Market Portfolio.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

This page intentionally left blank.





Thrivent Series Fund, Inc.
Statement of Assets and Liabilities

                                                                             Moderately                                Moderately
                                                       Aggressive            Aggressive            Moderate          Conservative
                                                       Allocation            Allocation          Allocation            Allocation
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio           Portfolio             Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                   $8,008,678           $18,030,566         $32,844,171           $17,459,622
Investments at value                                   8,082,951            18,133,575          32,945,253            17,515,758

Cash                                                          --                    --                  --                    --
Initial margin deposit on open
futures contracts                                             --                    --                  --                    --
Dividends and interest receivable                             93                   769               6,542                 5,194
Receivable for investments sold                               --                    --                  --                    --
Receivable for fund shares sold                          119,252               465,107           1,109,479               619,513
Receivable from affiliate                                  3,956                 3,431               2,465                 2,860
Total Assets                                           8,206,252            18,602,882          34,063,739            18,143,325

Liabilities
Accrued expenses                                           3,408                 3,408               3,407                 3,408
Payable for investments purchased                        119,211               465,099           1,109,466               619,288
Payable upon return of collateral
for securities loaned                                         --                    --                  --                    --
Payable for fund shares redeemed                              41                     8                  13                   225
Payable for variation margin                                  --                    --                  --                    --
Payable to affiliate                                          --                    --                  --                    --
Total Liabilities                                        122,660               468,515           1,112,886               622,921

Net Assets
Capital stock (beneficial interest)                    8,008,206            18,021,126          32,816,632            17,438,691
Accumulated undistributed net
investment income/(loss)                                     866                10,232              33,139                25,577
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                        247                    --                  --                    --
Net unrealized appreciation/(depreciation) on:
Investments                                               74,273               103,009             101,082                56,136
Futures contracts                                             --                    --                  --                    --
Total Net Assets                                      $8,083,592           $18,134,367         $32,950,853           $17,520,404

Capital shares outstanding                               773,089             1,747,998           3,196,287             1,710,107
Net asset value per share                                 $10.46                $10.37              $10.31                $10.25


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                                Partner             Partner
                                                                              Small Cap           Small Cap             Small Cap
                                                       Technology                Growth               Value                 Stock
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio           Portfolio             Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $56,678,802           $60,678,892        $105,919,114          $256,188,034
Investments at value                                  58,952,175            66,309,979         112,516,708           291,625,756

Cash                                                          --                 3,462                  --                   810
Initial margin deposit on open
futures contracts                                             --                    --                  --                    --
Dividends and interest receivable                         24,260                11,080             105,621               227,338
Receivable for investments sold                          199,176               712,571                  --             2,439,567
Receivable for fund shares sold                           13,589                28,095              75,519               188,578
Receivable from affiliate                                     --                    --                  --                    --
Total Assets                                          59,189,200            67,065,187         112,697,848           294,482,049

Liabilities
Accrued expenses                                           8,518                 9,485               9,448                13,691
Payable for investments purchased                        240,395               691,927                  --             1,759,405
Payable upon return of collateral
for securities loaned                                  4,563,191            13,211,117          18,561,038            55,551,586
Payable for fund shares redeemed                          11,184                31,195              31,106               237,422
Payable for variation margin                                  --                    --                  --                    --
Payable to affiliate                                      33,619                33,274              60,869               135,411
Total Liabilities                                      4,856,907            13,976,998          18,662,461            57,697,515

Net Assets
Capital stock (beneficial interest)                   52,294,552            48,831,814          84,167,283           186,626,114
Accumulated undistributed net
investment income/(loss)                                 (84,436)             (169,637)            233,248               190,858
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                   (151,196)           (1,205,075)          3,037,262            14,529,840
Net unrealized appreciation/(depreciation) on:
Investments                                            2,273,373             5,631,087           6,597,594            35,437,722
Futures contracts                                             --                    --                  --                    --
Total Net Assets                                     $54,332,293           $53,088,189         $94,035,387          $236,784,534

Capital shares outstanding                             7,997,522             4,750,810           5,915,307            17,355,107

Net asset value per share                                  $6.79                $11.17              $15.90                $13.64


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                        Small Cap               Mid Cap               Mid Cap
                                                            Index                Growth                Growth
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio          Portfolio II
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $462,083,265          $758,890,963           $38,705,849
Investments at value                                 582,215,338           849,472,230            42,456,435

Cash                                                          --                 1,049                    --
Initial margin deposit on open
futures contracts                                        148,500                    --                    --
Dividends and interest receivable                        359,567               199,572                11,747
Receivable for investments sold                        3,240,147            10,464,805               528,233
Receivable for fund shares sold                          146,170                97,756                 8,812
Receivable from affiliate                                     --                    --                    --
Total Assets                                         586,109,722           860,235,412            43,005,227

Liabilities
Accrued expenses                                          22,102                20,501                 8,878
Payable for investments purchased                      1,640,360            11,644,760               600,169
Payable upon return of collateral
for securities loaned                                102,866,397           115,772,513             4,629,045
Payable for fund shares redeemed                          97,071               713,024                 6,264
Payable for variation margin                               6,325                    --                    --
Payable to affiliate                                     139,494               256,079                 3,530
Total Liabilities                                    104,771,749           128,406,877             5,247,886

Net Assets
Capital stock (beneficial interest)                  360,008,894           806,524,092            34,404,265
Accumulated undistributed net
investment income/(loss)                               1,801,008               378,057                33,034
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                   (625,186)         (165,654,881)             (430,544)
Net unrealized appreciation/(depreciation) on:
Investments                                          120,132,073            90,581,267             3,750,586
Futures contracts                                         21,184                    --                    --
Total Net Assets                                    $481,337,973          $731,828,535           $37,757,341

Capital shares outstanding                            26,208,435            50,017,713             3,947,305

Net asset value per share                                 $18.37                $14.63                 $9.57


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                          Partner                                        Partner
                                                          Mid Cap        Mid Cap        Mid Cap    International
                                                            Value          Stock          Index            Stock
As of June 30, 2005 (unaudited)                         Portfolio      Portfolio      Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                   $7,185,611   $147,229,904   $152,160,774     $894,620,006
Investments at value                                   7,628,882    163,625,122    180,401,642      937,207,228

Cash                                                       1,055             --             --          889,297(a)
Initial margin deposit on open
futures contracts                                             --             --        164,700               --
Dividends and interest receivable                          9,441        102,789        104,585        1,784,005
Receivable for investments sold                           76,247        437,232        134,560        7,244,281
Receivable for fund shares sold                           73,393        166,924        191,441          680,870
Receivable for forward contracts                              --             --             --          881,262
Total Assets                                           7,789,018    164,332,067    180,996,928      948,686,943

Liabilities
Accrued expenses                                           5,570          9,881         13,766           42,374
Payable for investments purchased                        508,703             --             --        3,945,732
Payable upon return of collateral
for securities loaned                                         --     21,179,825     21,871,400      145,101,779
Payable for fund shares redeemed                               3         52,345          6,596          217,497
Payable for forward contracts                                 --             --             --          883,547
Open options written, at value                                --             --             --               --
Payable for variation margin                                  --             --         13,328               --
Payable to affiliate                                       4,129         80,450         48,301          571,165
Payable for initial margin                                    --             --          2,700               --
Total Liabilities                                        518,405     21,322,501     21,956,091      150,762,094

Net Assets
Capital stock (beneficial interest)                    6,784,429    121,020,588    130,408,870      833,064,168
Accumulated undistributed net
investment income/(loss)                                   4,009        278,235        808,897        8,252,272
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                     38,904      5,315,525       (447,872)     (85,900,812)
Net unrealized appreciation/(depreciation) on:
Investments                                              443,271     16,395,218     28,240,868       42,587,222
Written Options contracts                                     --             --             --               --
Futures contracts                                             --             --         30,074               --
Foreign currency forward contracts                            --             --             --           (2,285)
Foreign currency transactions                                 --             --             --          (75,716)
Total Net Assets                                      $7,270,613   $143,009,566   $159,040,837     $797,924,849

Capital shares outstanding                               667,872     12,513,094     11,924,407       68,362,800

Net asset value per share                                 $10.89         $11.43         $13.34           $11.67

(a) Includes foreign currency holdings of 895,903

(b) Includes foreign currency holdings of 5,461


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                                                                          Partner
                                                          Partner             Large Cap           Large Cap                Growth
                                                          All Cap                Growth              Growth                 Stock
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio        Portfolio II             Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $71,309,970        $2,183,594,720         $40,304,210          $108,997,571
Investments at value                                  80,013,664         2,367,860,137          43,127,908           122,763,988

Cash                                                         383                 3,492                  --                 5,653(b)
Initial margin deposit on open
futures contracts                                             --                    --                  --                    --
Dividends and interest receivable                         71,455             1,440,411              26,371               103,573
Receivable for investments sold                          111,533            24,470,285             679,967               123,689
Receivable for fund shares sold                           19,089               487,955              38,684                 9,600
Receivable for forward contracts                              --                    --                  --                    --
Total Assets                                          80,216,124         2,394,262,280          43,872,930           123,006,503

Liabilities
Accrued expenses                                           9,764               104,222               9,929                 9,681
Payable for investments purchased                        946,190            23,015,440             542,692               891,220
Payable upon return of collateral
for securities loaned                                  9,878,673            71,850,661           1,082,330             6,334,042
Payable for fund shares redeemed                             644             1,703,704              17,048                25,487
Payable for forward contracts                                 --                    --                  --                    --
Open options written, at value                                --                43,680               1,200                    --
Payable for variation margin                                  --                    --                  --                    --
Payable to affiliate                                      44,534               818,921               4,423                78,065
Payable for initial margin                                    --                    --                  --                    --
Total Liabilities                                     10,879,805            97,536,628           1,657,622             7,338,495

Net Assets
Capital stock (beneficial interest)                   67,817,920         3,482,050,055          40,339,855           102,216,680
Accumulated undistributed net
investment income/(loss)                                 177,951             6,141,039             123,008               164,125
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                 (7,363,246)       (1,375,722,555)         (1,071,025)             (478,487)
Net unrealized appreciation/(depreciation) on:
Investments                                            8,703,694           184,265,417           2,823,698            13,766,417
Written Options contracts                                     --                (8,304)               (228)                   --
Futures contracts                                             --                    --                  --                    --
Foreign currency forward contracts                            --                    --                  --                    --
Foreign currency transactions                                 --                    --                  --                  (727)
Total Net Assets                                     $69,336,319        $2,296,725,652         $42,215,308          $115,668,008

Capital shares outstanding                             7,471,665           158,835,389           4,412,080            10,504,401

Net asset value per share                                  $9.28                $14.46               $9.57                $11.01

(a) Includes foreign currency holdings of 895,903

(b) Includes foreign currency holdings of 5,461


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                        Large Cap             Large Cap             Large Cap
                                                            Value                 Stock                 Index
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $383,584,272          $490,067,290          $738,978,777
Investments at value                                 433,068,714           524,124,220           851,319,976

Cash                                                          92                 1,839                    --
Initial margin deposit on open
futures contracts                                             --                    --               299,250
Dividends and interest receivable                        604,876               473,869             1,002,981
Receivable for investments sold                        7,191,970             1,914,003                    --
Receivable for fund shares sold                          397,035               444,869               245,376
Receivable for forward contracts                              --                    --                    --
Total Assets                                         441,262,687           526,958,800           852,867,583

Liabilities
Accrued expenses                                          14,735                25,277                39,689
Payable for investments purchased                      3,828,719             3,149,231                    --
Payable upon return of collateral
for securities loaned                                 18,437,123            13,539,052            34,074,947
Payable for fund shares redeemed                         284,992                87,417               310,297
Payable for forward contracts                                 --                    --                    --
Open options written, at value                                --                    --                    --
Payable for variation margin                                  --                    --                35,150
Payable to affiliate                                     212,886               280,906               219,513
Payable for initial margin                                    --                    --                    --
Total Liabilities                                     22,778,455            17,081,883            34,679,596

Net Assets
Capital stock (beneficial interest)                  367,948,579           470,842,228           745,813,372
Accumulated undistributed net
investment income/(loss)                               2,814,919             2,031,081             6,146,853
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                 (1,763,708)            2,946,678           (46,080,698)
Net unrealized appreciation/(depreciation) on:
Investments                                           49,484,442            34,056,930           112,341,199
Written Options contracts                                     --                    --                    --
Futures contracts                                             --                    --               (32,739)
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --
Total Net Assets                                    $418,484,232          $509,876,917          $818,187,987

Capital shares outstanding                            37,724,880            56,222,678            38,748,681

Net asset value per share                                 $11.09                 $9.07                $21.12

(a) Includes foreign currency holdings of 895,903

(b) Includes foreign currency holdings of 5,461


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                      Real Estate                                        High                High
                                                       Securities              Balanced                 Yield               Yield
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio             Portfolio        Portfolio II
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $214,857,818          $796,535,154          $973,849,870        $114,862,271
Investments at value                                 250,820,424           870,445,452           983,675,543         116,769,561

Cash                                                          --                 3,385                 5,263                  --
Initial margin deposit on open
futures contracts                                             --               236,250                    --                  --
Dividends and interest receivable                        904,950             2,731,832            15,892,008           1,836,935
Receivable for investments sold                          618,953               449,101             6,331,126             328,279
Receivable for fund shares sold                          309,964                57,723               147,172               9,751
Total Assets                                         252,654,291           873,923,743         1,006,051,112         118,944,526

Liabilities
Accrued expenses                                          14,370                39,813                25,060              12,069
Payable for investments purchased                      1,223,790            71,372,042            14,390,246           1,706,622
Payable upon return of collateral
for securities loaned                                 21,448,803            88,610,189           146,403,138          16,398,624
Payable for fund shares redeemed                           8,400               382,965               900,271              61,076
Payable for variation margin                                  --                27,750                    --                  --
Payable to affiliate                                     149,696               203,647               295,060              34,396
Mortgage dollar roll deferred revenue                         --                47,928                    --                  --
Total Liabilities                                     22,845,059           160,684,334           162,013,775          18,212,787

Net Assets
Capital stock (beneficial interest)                  184,594,175           683,257,566         1,730,326,479         110,710,720
Accumulated undistributed net
investment income/(loss)                               3,181,081             9,041,175             2,445,565              14,218
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                  6,071,370           (52,944,790)         (898,560,380)        (11,900,489)
Net unrealized appreciation/(depreciation) on:
Investments                                           35,962,606            73,910,298             9,825,673           1,907,290
Futures contracts                                             --               (24,840)                   --                  --
Total Net Assets                                    $229,809,232          $713,239,409          $844,037,337        $100,731,739

Capital shares outstanding                            13,514,716            47,713,604           165,698,342          15,176,598

Net asset value per share                                 $17.00                $14.95                 $5.09               $6.64


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                                   Bond               Limited            Mortgage
                                                           Income                 Index              Maturity          Securities
As of June 30, 2005 (unaudited)                         Portfolio             Portfolio        Bond Portfolio           Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                               $1,174,380,467          $441,418,108          $493,396,658        $125,424,179
Investments at value                               1,188,121,068           446,224,850           492,409,318         125,524,961

Cash                                                       4,381                 2,669                 1,467               3,806
Initial margin deposit on open
futures contracts                                             --                    --                    --                  --
Dividends and interest receivable                      8,715,581             2,395,997             1,966,403              94,246
Receivable for investments sold                       21,182,212               475,519             6,910,004                  --
Receivable for fund shares sold                          543,147                86,354               527,095              53,944
Total Assets                                       1,218,566,389           449,185,389           501,814,287         125,676,957

Liabilities
Accrued expenses                                          26,554                16,652                14,416               8,699
Payable for investments purchased                    139,958,118            89,497,889            78,081,843          58,103,047
Payable upon return of collateral
for securities loaned                                115,344,146            73,105,986            66,481,629                  --
Payable for fund shares redeemed                         845,658                25,969               380,040                 362
Payable for variation margin                              24,854                    --                58,594                  --
Payable to affiliate                                     335,429                85,030               120,566              27,821
Mortgage dollar roll deferred revenue                     54,293                58,531                32,099              31,806
Total Liabilities                                    256,589,052           162,790,057           145,169,187          58,171,735

Net Assets
Capital stock (beneficial interest)                  943,470,635           282,567,679           359,035,714          67,550,994
Accumulated undistributed net
investment income/(loss)                                 227,905               (70,274)               34,333                  --
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                  4,529,666              (908,815)           (1,333,669)           (146,554)
Net unrealized appreciation/(depreciation) on:
Investments                                           13,740,601             4,806,742              (987,340)            100,782
Futures contracts                                          8,530                    --              (103,938)                 --
Total Net Assets                                    $961,977,337          $286,395,332          $356,645,100         $67,505,222

Capital shares outstanding                            94,575,281            27,151,548            35,608,303           6,784,971

Net asset value per share                                 $10.17                $10.55                $10.02               $9.95


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                            Money
                                                           Market
As of June 30, 2005 (unaudited)                         Portfolio
---------------------------------------------------------------------
Assets
Investments at cost                                 $325,330,428
Investments at value                                 325,330,428

Cash                                                       4,646
Initial margin deposit on open
futures contracts                                             --
Dividends and interest receivable                        311,554
Receivable for investments sold                               --
Receivable for fund shares sold                        1,776,082
Total Assets                                         327,422,710

Liabilities
Accrued expenses                                          14,875
Payable for investments purchased                             --
Payable upon return of collateral
for securities loaned                                         --
Payable for fund shares redeemed                         234,478
Payable for variation margin                                  --
Payable to affiliate                                     114,314
Mortgage dollar roll deferred revenue                         --
Total Liabilities                                        363,667

Net Assets
Capital stock (beneficial interest)                  327,059,043
Accumulated undistributed net
investment income/(loss)                                      --
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                         --
Net unrealized appreciation/(depreciation) on:
Investments                                                   --
Futures contracts                                             --
Total Net Assets                                    $327,059,043

Capital shares outstanding                           327,059,043

Net asset value per share                                  $1.00


The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Series Fund, Inc.
Statement of Operations

                                                                             Moderately                                Moderately
                                                       Aggressive            Aggressive              Moderate        Conservative
For the six months ended                               Allocation            Allocation            Allocation          Allocation
June 30, 2005 (unaudited)                            Portfolio(a)          Portfolio(a)          Portfolio(a)        Portfolio(a)
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                 $1,371               $11,341               $35,343             $27,353
Taxable interest                                              --                    --                    --                  --
Income from securities loaned                                 --                    --                    --                  --
Foreign dividend tax withholding                              --                    --                    --                  --
Total Investment Income                                    1,371                11,341                35,343              27,353

Expenses
Adviser fees                                                 758                 1,663                 2,755               1,567
Sub-Adviser fees                                              --                    --                    --                  --
Accounting and pricing fees                                2,688                 2,688                 2,688               2,688
Administrative service fees                                  152                   333                   551                 313
Audit and legal fees                                       3,981                 3,981                 3,981               3,981
Custody fees                                                 918                   918                   918                 918
Insurance expenses                                           376                   376                   376                 376
Printing and postage expenses                                113                   113                   113                 113
SEC and state registration expenses                           --                    --                    --                  --
Directors' fees                                              261                   261                   261                 261
Other expenses                                               429                   430                   430                 430
Total Expenses Before Reimbursement                        9,676                10,763                12,073              10,647

Less:
Reimbursement from adviser                                (9,171)               (9,654)               (9,869)             (8,871)
Custody earnings credit                                       --                    --                    --                  --
Total Net Expenses                                           505                 1,109                 2,204               1,776

Net Investment Income/(Loss)                                 866                10,232                33,139              25,577

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                  247                    --                    --                  --
Futures contracts                                             --                    --                    --                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                               74,273               103,009               101,082              56,136
Futures contracts                                             --                    --                    --                  --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                     74,520               103,009               101,082              56,136

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                          $75,386              $113,241              $134,221             $81,713

(a) For the period from April 29, 2005 (inception) to June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                                                Partner               Partner
                                                                              Small Cap             Small Cap           Small Cap
For the six months ended                               Technology                Growth                 Value               Stock
June 30, 2005 (unaudited)                               Portfolio             Portfolio             Portfolio           Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $142,161               $58,770              $587,725            $919,934
Taxable interest                                           3,614                14,247                 1,493              48,126
Income from securities loaned                              7,561                 9,516                20,078              36,376
Foreign dividend tax withholding                          (6,456)                   --                    --              (1,503)
Total Investment Income                                  146,880                82,533               609,296           1,002,933

Expenses
Adviser fees                                             200,336               107,711                84,830             757,499
Sub-Adviser fees                                              --               146,080               254,491                  --
Accounting and pricing fees                                8,676                 6,996                 7,689              13,765
Administrative service fees                                8,013                 7,614                12,725              32,673
Audit and legal fees                                       8,804                 8,804                 8,804               8,804
Custody fees                                               4,357                14,060                 8,538              12,842
Insurance expenses                                         2,034                 2,023                 2,047               2,735
Printing and postage expenses                                197                   163                   268                 690
SEC and state registration expenses                       (1,183)                   --                    --              (7,160)
Directors' fees                                            1,099                 1,086                 1,282               3,257
Other expenses                                             2,301                 2,182                 2,180               2,945
Total Expenses Before Reimbursement                      234,634               296,719               382,854             828,050

Less:
Reimbursement from adviser                                (4,503)              (44,078)               (7,223)            (18,561)
Custody earnings credit                                       (9)                 (693)                   (5)                (24)
Total Net Expenses                                       230,122               251,948               375,626             809,465

Net Investment Income/(Loss)                             (83,242)             (169,415)              233,670             193,468

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              416,457              (886,619)            3,036,656          15,015,663
Futures contracts                                             --                    --                    --                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (3,961,571)           (1,118,752)           (3,609,235)        (11,330,643)
Futures contracts                                             --                    --                    --                  --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 (3,545,114)           (2,005,371)             (572,579)          3,685,020

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $(3,628,356)          $(2,174,786)            $(338,909)         $3,878,488

(a) For the period from April 29, 2005 (inception) to June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                        Small Cap               Mid Cap               Mid Cap
For the six months ended                                    Index                Growth                Growth
June 30, 2005 (unaudited)                               Portfolio             Portfolio          Portfolio II
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $2,597,826            $1,772,561               $99,205
Taxable interest                                             249               144,418                   160
Income from securities loaned                            108,934               122,757                 5,518
Foreign dividend tax withholding                            (993)               (1,653)                  (82)
Total Investment Income                                2,706,016             2,038,083               104,801

Expenses
Adviser fees                                             763,658             1,469,588               166,947
Sub-Adviser fees                                              --                    --                    --
Accounting and pricing fees                               22,904                34,285                 7,766
Administrative service fees                               70,167               110,219                 5,565
Audit and legal fees                                       9,831                20,530                 8,729
Custody fees                                              18,880                17,179                12,093
Insurance expenses                                         3,970                 5,471                 1,966
Printing and postage expenses                              1,511                 2,560                    42
SEC and state registration expenses                       (1,071)                 (141)                   --
Directors' fees                                            6,445                 9,820                   964
Other expenses                                             4,652                 6,423                 2,236
Total Expenses Before Reimbursement                      900,947             1,675,934               206,308

Less:
Reimbursement from adviser                                (3,930)              (18,424)             (134,727)
Custody earnings credit                                   (1,110)                  (44)                   --
Total Net Expenses                                       895,907             1,657,466                71,581

Net Investment Income/(Loss)                           1,810,109               380,617                33,220

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            2,430,684            28,886,888               838,205
Futures contracts                                         28,783                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,873,476           (27,506,449)             (728,623)
Futures contracts                                        (72,237)                   --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  5,260,706             1,380,439               109,582

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $7,070,815            $1,761,056              $142,802

(a) For the period from April 29, 2005 (inception) to June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                          Partner             Mid Cap               Mid Cap               Partner
For the six months ended                            Mid Cap Value               Stock                 Index         International
June 30, 2005 (unaudited)                            Portfolio(a)           Portfolio             Portfolio       Stock Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $22,402            $716,343            $1,112,668           $14,484,444
Taxable interest                                           1,665              24,282                   224               298,556
Income from securities loaned                                 --              12,009                13,031               408,200
Foreign dividend tax withholding                             (28)             (1,307)                   --            (1,344,921)
Total Investment Income                                   24,039             751,327             1,125,923            13,846,279

Expenses
Adviser fees                                               2,523             425,311               252,252             1,456,029
Sub-Adviser fees                                           5,046                  --                    --             1,743,765
Accounting and pricing fees                                3,215               8,457                11,956                52,183
Administrative service fees                                  303              18,228                21,622               112,934
Audit and legal fees                                       3,979               8,804                 8,804                18,993
Custody fees                                               3,722              15,781                19,993               138,279
Insurance expenses                                           932               2,255                 2,354                 4,945
Printing and postage expenses                                150                 378                   438                 2,188
SEC and state registration expenses                           --                  --                    --                (1,605)
Directors' fees                                              484               2,051                 2,343                 9,643
Other expenses                                               173               2,501                 2,564                 5,305
Total Expenses Before Reimbursement                       20,527             483,766               322,326             3,542,659

Less:
Reimbursement from adviser                                  (125)            (12,364)               (6,836)              (18,447)
Custody earnings credit                                     (372)                (23)                 (120)                 (145)
Total Net Expenses                                        20,030             471,379               315,370             3,524,067

Net Investment Income/(Loss)                               4,009             279,948               810,553            10,322,212

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                               38,904           5,334,651             1,412,085             1,672,916
Written option contracts                                      --                  --                    --                    --
Futures contracts                                             --                  --                62,630                    --
Foreign currency transactions                                 --                  --                    --              (298,071)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              443,271            (453,580)            3,766,781           (31,705,635)
Written option contracts                                      --                  --                    --                    --
Futures contracts                                             --                  --                13,834                    --
Foreign currency forward contracts                            --                  --                    --                  (620)
Foreign currency transactions                                 --                  --                    --              (127,793)

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                    482,175           4,881,071             5,255,330           (30,459,203)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                         $486,184          $5,161,019            $6,065,883          $(20,136,991)

(a) For the period from April 29, 2005 (inception) to June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                          Partner             Large Cap             Large Cap               Partner
For the six months ended                                  All Cap                Growth                Growth          Growth Stock
June 30, 2005 (unaudited)                               Portfolio             Portfolio          Portfolio II             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $502,623           $11,073,909              $204,488              $651,816
Taxable interest                                           9,945               210,191                    --                24,981
Income from securities loaned                              5,544               159,873                 2,761                 8,676
Foreign dividend tax withholding                              --              (101,782)               (1,841)              (25,016)
Total Investment Income                                  518,112            11,342,191               205,408               660,457

Expenses
Adviser fees                                             110,340             4,588,711               166,445               217,923
Sub-Adviser fees                                         189,154                    --                    --               217,923
Accounting and pricing fees                                8,757               101,142                 7,138                11,298
Administrative service fees                                9,458               344,153                 6,242                16,344
Audit and legal fees                                       8,791                28,763                 8,804                 8,792
Custody fees                                              12,251                29,249                15,910                13,017
Insurance expenses                                         2,058                13,852                 1,998                 2,265
Printing and postage expenses                                231                 6,936                   134                   348
SEC and state registration expenses                           --                    --                    --                    --
Directors' fees                                            1,150                29,326                 1,006                 1,968
Other expenses                                             2,217                16,230                 2,265                 2,381
Total Expenses Before Reimbursement                      344,407             5,158,362               209,942               492,259

Less:
Reimbursement from adviser                               (44,904)              (17,560)             (127,743)               (1,286)
Custody earnings credit                                       (9)                 (172)                   (3)                   (8)
Total Net Expenses                                       299,494             5,140,630                82,196               490,965

Net Investment Income/(Loss)                             218,618             6,201,561               123,212               169,492

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            2,490,621            52,571,864               163,453             1,179,309
Written option contracts                                      --               198,878                 3,614                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                   219
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              446,816           (91,830,399)             (832,558)           (2,494,887)
Written option contracts                                      --               (14,999)                 (372)                   --
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                (1,090)

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  2,937,437           (39,074,656)             (665,863)           (1,316,449)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $3,156,055          $(32,873,095)            $(542,651)          $(1,146,957)

(a) For the period from April 29, 2005 (inception) to June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                        Large Cap             Large Cap             Large Cap
For the six months ended                                    Value                 Stock                 Index
June 30, 2005 (unaudited)                               Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $4,061,102            $3,578,985            $7,487,951
Taxable interest                                          45,026               138,405                36,747
Income from securities loaned                             15,496                 7,329                46,254
Foreign dividend tax withholding                         (76,824)               (5,491)                   --
Total Investment Income                                4,044,800             3,719,228             7,570,952

Expenses
Adviser fees                                           1,137,148             1,518,960             1,201,537
Sub-Adviser fees                                              --                    --                    --
Accounting and pricing fees                               14,163                18,305                37,412
Administrative service fees                               56,857                70,132               121,869
Audit and legal fees                                      11,072                12,119                15,395
Custody fees                                              11,989                67,973                16,679
Insurance expenses                                         3,322                 3,772                 5,812
Printing and postage expenses                              1,099                 1,373                 2,506
SEC and state registration expenses                           --                    --                    --
Directors' fees                                            5,118                 6,201                10,640
Other expenses                                             3,609                 4,087                 6,569
Total Expenses Before Reimbursement                    1,244,377             1,702,922             1,418,419

Less:
Reimbursement from adviser                               (16,070)              (18,572)              (13,184)
Custody earnings credit                                      (41)                  (45)                 (110)
Total Net Expenses                                     1,228,266             1,684,305             1,405,125

Net Investment Income/(Loss)                           2,816,534             2,034,923             6,165,827

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            5,054,515             3,792,702             1,167,849
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --              (224,557)
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (4,596,834)           (8,396,414)          (13,967,657)
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --              (184,811)
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                    457,681            (4,603,712)          (13,209,176)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $3,274,215           $(2,568,789)          $(7,043,349)

(a) For the period from April 29, 2005 (inception) to June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                      Real Estate                  High                High                  Bond
For the six months ended                               Securities              Balanced               Yield                 Yield
June 30, 2005 (unaudited)                               Portfolio             Portfolio           Portfolio          Portfolio II
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $4,031,287            $4,295,500            $913,027               $79,290
Taxable interest                                           3,797             5,219,053          35,004,547             3,822,682
Tax exempt interest                                           --                    --                  --                    --
Income from mortgage dollar rolls                             --               828,844                  --                    --
Income from securities loaned                              8,818                56,288             127,188                15,687
Foreign dividend tax withholding                          (5,758)                   --                  --                    --
Total Investment Income                                4,038,144            10,399,685          36,044,762             3,917,659

Expenses
Adviser fees                                             760,808             1,142,706           1,708,382               203,318
Accounting and pricing fees                                9,692                43,035              50,004                17,725
Administrative service fees                               28,530               108,072             128,129                15,249
Audit and legal fees                                       8,914                14,840              15,942                 8,802
Custody fees                                              24,088                21,866              11,426                 4,818
Insurance expenses                                         2,421                 5,621               6,347                 2,308
Printing and postage expenses                                560                 2,193               2,569                   316
SEC and state registration expenses                           --                    --                (250)                 (530)
Directors' fees                                            2,819                 9,679              11,475                 1,930
Other expenses                                             2,585                 6,303               6,056                 1,661
Total Expenses Before Reimbursement                      840,417             1,354,315           1,940,080               255,597

Less:
Reimbursement from adviser                               (13,342)              (14,723)            (18,392)               (7,682)
Custody earnings credit                                      (71)                  (86)             (1,912)                 (153)
Total Net Expenses                                       827,004             1,339,506           1,919,776               247,762

Net Investment Income/(Loss)                           3,211,140             9,060,179          34,124,986             3,669,897

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            6,664,142             1,190,413           7,729,724               283,062
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --               137,820                  --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            4,667,398            (8,171,731)        (29,420,345)           (2,809,169)
Written options contracts                                     --                    --                  --                    --
Futures contracts                                             --               (24,840)                 --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 11,331,541            (6,868,338)        (21,690,621)           (2,526,107)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $14,542,681            $2,191,841         $12,434,365            $1,143,790

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                                                 Bond               Limited              Mortgage
For the six months ended                                   Income               Index              Maturity            Securities
June 30, 2005 (unaudited)                               Portfolio           Portfolio        Bond Portfolio             Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $102,926            $108,207              $107,207                $9,602
Taxable interest                                      23,482,186           5,192,547             5,879,804               936,203
Tax exempt interest                                           --                  --                30,000                    --
Income from mortgage dollar rolls                        887,881             950,020               589,961               554,297
Income from securities loaned                             85,662              26,166                35,363                    --
Foreign dividend tax withholding                              --                  --                    --                    --
Total Investment Income                               24,558,655           6,276,940             6,642,335             1,500,102

Expenses
Adviser fees                                           1,913,942             478,247               655,817               154,472
Accounting and pricing fees                               53,066              22,870                20,267                 8,545
Administrative service fees                              143,546              41,626                49,186                 9,268
Audit and legal fees                                      16,956               8,791                10,845                 8,804
Custody fees                                              12,557              10,113                 8,748                 5,588
Insurance expenses                                         7,127               3,217                 3,343                 2,050
Printing and postage expenses                              2,807                 828                   965                   182
SEC and state registration expenses                          (90)                 --                  (131)                   --
Directors' fees                                           12,863               4,118                 4,677                 1,138
Other expenses                                             7,076               2,666                 2,691                 1,445
Total Expenses Before Reimbursement                    2,169,850             572,476               756,408               191,492

Less:
Reimbursement from adviser                               (17,803)            (16,159)              (18,563)               (3,481)
Custody earnings credit                                   (1,524)               (100)                 (142)                 (277)
Total Net Expenses                                     2,150,523             556,217               737,703               187,734
Net Investment Income/(Loss)                          22,408,132           5,720,723             5,904,632             1,312,368
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions

Net realized gains/(losses) on:
Investments                                            7,199,427            (233,115)           (1,253,549)              (78,137)
Written option contracts                                 252,596                  --                55,588                22,813
Futures contracts                                       (655,134)                 --                94,558                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (8,718,965)          1,215,010            (1,099,912)             (125,364)
Written options contracts                                     --                  --                    --                (8,906)
Futures contracts                                        (49,371)                 --              (149,976)                   --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 (1,971,447)            981,895            (2,353,291)             (189,594)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $20,436,685          $6,702,618            $3,551,341            $1,122,774

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                            Money
For the six months ended                                   Market
June 30, 2005 (unaudited)                               Portfolio
-----------------------------------------------------------------
Investment Income
Dividends                                                $57,103
Taxable interest                                       4,291,747
Tax exempt interest                                       74,913
Income from mortgage dollar rolls                             --
Income from securities loaned                                 --
Foreign dividend tax withholding                              --
Total Investment Income                                4,423,763

Expenses
Adviser fees                                             639,433
Accounting and pricing fees                               18,579
Administrative service fees                               47,957
Audit and legal fees                                      11,291
Custody fees                                               6,660
Insurance expenses                                         3,123
Printing and postage expenses                                934
SEC and state registration expenses                           --
Directors' fees                                            4,704
Other expenses                                             2,806
Total Expenses Before Reimbursement                      735,487

Less:
Reimbursement from adviser                                    --
Custody earnings credit                                     (242)
Total Net Expenses                                       735,245

Net Investment Income/(Loss)                           3,688,518

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                   --
Written option contracts                                      --
Futures contracts                                             --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                   --
Written options contracts                                     --
Futures contracts                                             --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                         --

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $3,688,518

The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Series Fund, Inc.
Statement of Changes in Net Assets


                                                  Aggressive Allocation                    Moderately Aggressive
                                                        Portfolio                           Allocation Portfolio
                                                 ----------------------                    ----------------------
For the periods ended                                6/30/2005(a)                                6/30/2005(a)
                                                      (unaudited)                                 (unaudited)
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                $866                                     $10,232
Net realized gains/(losses) on:
Investments                                                  247                                          --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                               74,273                                     103,009

Net Change in Net Assets Resulting
From Operations                                           75,386                                     113,241

Distributions to Shareholders
From net investment income                                    --                                          --
From net realized gains                                       --                                          --

Total Distributions to Shareholders                           --                                          --
Capital Stock Transactions                             8,008,206                                  18,021,126

Net Increase/(Decrease) in Net Assets                  8,083,592                                  18,134,367

Net Assets, Beginning of Period                               --                                          --

Net Assets, End of Period                             $8,083,592                                 $18,134,367


                                                              Partner Small Cap                             Small Cap
                                                                Value Portfolio                          Stock Portfolio
                                                       ------------------------------             ------------------------------
For the periods ended                                  6/30/2005           12/31/2004             6/30/2005           12/31/2004
                                                      (unaudited)                                (unaudited)
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $233,670             $225,291              $193,468              $99,610
Net realized gains/(losses) on:
Investments                                            3,036,656            2,489,106            15,015,663           19,744,081
Futures contracts                                             --                   --                    --                   --
Foreign currency transactions                                 --                   --                    --                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (3,609,235)           7,841,765           (11,330,643)          16,326,725
Futures contracts                                             --                   --                    --                   --
Foreign currency transactions                                 --                   --                    --                   --

Net Change in Net Assets Resulting
From Operations                                         (338,909)          10,556,162             3,878,488           36,170,416

Distributions to Shareholders
From net investment income                              (223,715)                (187)              (87,466)              (4,527)
From net realized gains                               (2,489,730)            (375,046)          (19,430,658)          (2,216,034)

Distributions to Shareholders                         (2,713,445)            (375,233)          (19,518,124)          (2,220,561)

Capital Stock Transactions                            19,550,467           47,583,090            35,576,445           26,019,060

Net Increase/(Decrease) in Net Assets                 16,498,113           57,764,019            19,936,809           59,968,915

Net Assets, Beginning of Period                       77,537,274           19,773,255           216,847,725          156,878,810

Net Assets, End of Period                            $94,035,387          $77,537,274          $236,784,534         $216,847,725

a) Since portfolio inception, April 29, 2005.

The accompanying notes to the financial statements are an integral part of this statement.

                                                 Moderate Allocation                       Moderately Conservative
                                                      Portfolio                              Allocation Portfolio
                                               ----------------------                       ----------------------
For the periods ended                                6/30/2005(a)                                6/30/2005(a)
                                                      (unaudited)                                 (unaudited)
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $33,139                                     $25,577
Net realized gains/(losses) on:
Investments                                                   --                                          --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              101,082                                      56,136

Net Change in Net Assets Resulting
From Operations                                          134,221                                      81,713

Distributions to Shareholders
From net investment income                                    --                                          --
From net realized gains                                       --                                          --

Total Distributions to Shareholders                           --                                          --

Capital Stock Transactions                            32,816,632                                  17,438,691

Net Increase/(Decrease) in Net Assets                 32,950,853                                  17,520,404

Net Assets, Beginning of Period                               --                                          --

Net Assets, End of Period                            $32,950,853                                 $17,520,404

                                                                Technology                              Partner Small Cap
                                                                 Portfolio                              Growth Portfolio
                                                      --------------------------------           --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005             12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $(83,242)             $171,400           $(169,415)            $(318,794)
Net realized gains/(losses) on:
Investments                                              416,457              (354,164)           (886,619)            5,165,183
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (3,961,571)            2,701,689          (1,118,752)              422,966

Net Change in Net Assets Resulting
From Operations                                       (3,628,356)            2,518,925          (2,174,786)            5,269,355

Distributions to Shareholders
From net investment income                              (172,301)                   --                  --                    --
From net realized gains                                       --                    --          (2,916,428)                   --

Total Distributions to Shareholders                     (172,301)                   --          (2,916,428)                   --

Capital Stock Transactions                             1,509,354            12,945,680           4,245,158             8,609,162

Net Increase/(Decrease) in Net Assets                 (2,291,303)           15,464,605            (846,056)           13,878,517

Net Assets, Beginning of Period                       56,623,596            41,158,991          53,934,245            40,055,728

Net Assets, End of Period                            $54,332,293           $56,623,596         $53,088,189           $53,934,245

                                                                 Small Cap                                   Mid Cap
                                                              Index Portfolio                            Growth Portfolio
                                                      --------------------------------           --------------------------------
For the periods ended                                  6/30/2005            12/31/2004            6/30/2005            12/31/2004
                                                      (unaudited)                                (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $1,810,109             3,388,748             $380,617                 $(994)
Net realized gains/(losses) on:
Investments                                            2,430,684            27,964,746           28,886,888            54,242,749
Futures contracts                                         28,783             1,176,620                   --                    --
Foreign currency transactions                                 --                    --                   --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,873,476            55,301,420          (27,506,449)           28,498,478
Futures contracts                                        (72,237)               35,349                   --                    --
Foreign currency transactions                                 --                    --                   --                    --

Net Change in Net Assets Resulting
From Operations                                        7,070,815            87,866,883            1,761,056            82,740,233

Distributions to Shareholders
From net investment income                            (3,256,063)           (1,587,468)              (1,399)                   --
From net realized gains                              (26,497,977)                   --                   --                    --

Distributions to Shareholders                        (29,754,040)           (1,587,468)              (1,399)                   --

Capital Stock Transactions                            18,148,025             4,746,849          (54,787,564)          223,273,954

Net Increase/(Decrease) in Net Assets                 (4,535,200)           91,026,264          (53,027,907)          306,014,187

Net Assets, Beginning of Period                      485,873,173           394,846,909          784,856,442           478,842,255

Net Assets, End of Period                           $481,337,973          $485,873,173         $731,828,535          $784,856,442

a) Since portfolio inception, April 29, 2005.


                                                                   Mid Cap                               Partner Mid Cap
                                                             Growth Portfolio II                          Value Portfolio
                                                      --------------------------------           --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005(a)
                                                      (unaudited)                                (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $33,220              $(13,607)               $4,009
Net realized gains/(losses) on:
Investments                                              838,205             5,364,742                38,904
Futures contracts                                             --                    --                    --
Foreign currency transactions                                 --                   278                    --
Change in net unrealized appreciation/(depreciation) on:
Investments                                             (728,623)              (26,899)              443,271
Futures contracts                                             --                    --                    --
Foreign currency transactions                                 --                   (43)                   --

Net Change in Net Assets Resulting
From Operations                                          142,802             5,324,471               486,184

Distributions to Shareholders
From net investment income                                    --                    --                    --
From net realized gains                                       --                    --                    --

Distributions to Shareholders                                 --                    --                    --

Capital Stock Transactions                              (823,975)            2,656,771             6,784,429

Net Increase/(Decrease) in Net Assets                   (681,173)            7,981,242             7,270,613

Net Assets, Beginning of Period                       38,438,514            30,457,272                    --

Net Assets, End of Period                            $37,757,341           $38,438,514            $7,270,613

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                   Mid Cap                                  Mid Cap
                                                               Stock Portfolio                          Index Portfolio
                                                      --------------------------------          --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005            12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               <C
Operations
Net investment income/(loss)                            $279,948              $227,618            $810,553              $793,872
Net realized gains/(losses) on:
Investments                                            5,334,651             6,377,718           1,412,085             4,416,588
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --                    --              62,630               347,434
Foreign currency transactions                                 --                    --                  --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (453,580)            8,695,672           3,766,781            11,335,443
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --                    --              13,834               (37,181)
Foreign currency forward contracts                            --                    --                  --                    --
Foreign currency transactions                                 --                    --                  --                    --

Net Change in Net Assets Resulting
From Operations                                        5,161,019            15,301,008           6,065,883            16,856,156

Distributions to Shareholders
From net investment income                              (224,671)                   --            (786,279)                 (373)
From net realized gains                               (6,384,590)             (751,663)         (4,476,439)              (46,648)

Total Distributions to Shareholders                   (6,609,261)             (751,663)         (5,262,718)              (47,021)

Capital Stock Transactions                            32,794,856            23,750,823          22,836,070            42,405,000

Net Increase/(Decrease) in Net Assets                 31,346,614            38,300,168          23,639,235            59,214,135

Net Assets, Beginning of Period                      111,662,952            73,362,784         135,401,602            76,187,467

Net Assets, End of Period                           $143,009,566          $111,662,952        $159,040,837          $135,401,602

                                                                Partner Growth                             Large Cap
                                                               Stock Portfolio                          Value Portfolio
                                                      --------------------------------          --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005            12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $169,492              $566,015          $2,816,534            $4,190,742
Net realized gains/(losses) on:
Investments                                            1,179,309             2,686,935           5,054,515            13,326,004
Futures contracts                                             --                    --                  --                    --
Foreign currency transactions                                219               (24,739)                 --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (2,494,887)            6,093,520          (4,596,834)           22,688,778
Futures contracts                                             --                    --                  --                    --
Foreign currency transactions                             (1,090)                  402                  --                    --

Net Change in Net Assets Resulting
From Operations                                       (1,146,957)            9,322,133           3,274,215            40,205,524

Distributions to Shareholders
From net investment income                              (546,637)                 (757)         (4,173,929)                 (270)
From net realized gains                                       --                    --                  --                    --

Distributions to Shareholders                           (546,637)                 (757)         (4,173,929)                 (270)

Capital Stock Transactions                             9,927,931            28,447,078          68,161,036            90,586,037

Net Increase/(Decrease) in Net Assets                  8,234,337            37,768,454          67,261,322           130,791,291

Net Assets, Beginning of Period                      107,433,671            69,665,217         351,222,910           220,431,619

Net Assets, End of Period                           $115,668,008          $107,433,671        $418,484,232          $351,222,910

The accompanying notes to the financial statements are an integral part of this statement.

                                                           Partner International                         Partner All Cap
                                                              Stock Portfolio                               Portfolio
                                                      --------------------------------          --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005            12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              <C
Operations
Net investment income/(loss)                         $10,322,212            $6,595,864            $218,618              $286,028
Net realized gains/(losses) on:
Investments                                            1,672,916            44,704,163           2,490,621             3,142,966
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --                    --                  --                    --
Foreign currency transactions                           (298,071)             (196,899)                 --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (31,705,635)           44,878,467             446,816             3,603,875
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --                    --                  --                    --
Foreign currency forward contracts                          (620)               (1,665)                 --                    --
Foreign currency transactions                           (127,793)              (18,441)                 --                    --

Net Change in Net Assets Resulting
From Operations                                      (20,136,991)           95,961,489           3,156,055             7,032,869

Distributions to Shareholders
From net investment income                            (8,561,457)           (6,011,108)           (326,692)              (36,778)
From net realized gains                                       --                    --                  --                    --

Total Distributions to Shareholders                   (8,561,457)           (6,011,108)           (326,692)              (36,778)

Capital Stock Transactions                           105,620,372           210,340,367           6,849,327             4,013,701

Net Increase/(Decrease) in Net Assets                 76,921,924           300,290,748           9,678,690            11,009,792

Net Assets, Beginning of Period                      721,002,925           420,712,177          59,657,629            48,647,837

Net Assets, End of Period                           $797,924,849          $721,002,925         $69,336,319           $59,657,629


                                                                  Large Cap                                  Large Cap
                                                               Growth Portfolio                          Growth Portfolio II
                                                      --------------------------------            --------------------------------
For the periods ended                                  6/30/2005            12/31/2004             6/30/2005            12/31/2004
                                                      (unaudited)                                 (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $6,201,561           $18,950,588              $123,212              $358,160
Net realized gains/(losses) on:
Investments                                           52,571,864           114,632,944               163,453             1,311,872
Written option contracts                                 198,878               (86,747)                3,614                 1,011
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                   137
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (91,830,399)           41,906,946              (832,558)            1,390,670
Written option contracts                                 (14,999)                6,695                  (372)                  144
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                   (89)

Net Change in Net Assets Resulting
From Operations                                      (32,873,095)          175,410,426              (542,651)            3,061,905

Distributions to Shareholders
From net investment income                           (18,927,026)          (12,368,748)             (358,500)                  (45)
From net realized gains                                       --                    --                    --                    --

Total Distributions to Shareholders                  (18,927,026)          (12,368,748)             (358,500)                  (45)

Capital Stock Transactions                           (99,710,762)         (193,561,934)             (753,961)            1,687,389

Net Increase/(Decrease) in Net Assets               (151,510,883)          (30,520,256)           (1,655,112)            4,749,249

Net Assets, Beginning of Period                    2,448,236,535         2,478,756,791            43,870,420            39,121,171

Net Assets, End of Period                         $2,296,725,652        $2,448,236,535           $42,215,308           $43,870,420


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                  Large Cap                                   Large Cap
                                                               Stock Portfolio                             Index Portfolio
                                                      --------------------------------            --------------------------------
For the periods ended                                  6/30/2005            12/31/2004             6/30/2005            12/31/2004
                                                      (unaudited)                                 (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $2,034,923            $4,206,047            $6,165,827           $13,039,702
Net realized gains/(losses) on:
Investments                                            3,792,702             3,826,672             1,167,849             5,112,554
Futures contracts                                             --                    --              (224,557)            2,066,368
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (8,396,414)           25,002,286           (13,967,657)           59,179,755
Futures contracts                                             --                    --              (184,811)             (484,264)
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       (2,568,789)           33,035,005            (7,043,349)           78,914,115

Distributions to Shareholders
From net investment income                            (4,208,925)                 (863)          (12,962,129)           (8,496,133)
From net realized gains                               (3,317,860)                   --                    --                    --

Distributions to Shareholders                         (7,526,785)                 (863)          (12,962,129)           (8,496,133)

Capital Stock Transactions                            77,097,363           127,428,049             6,254,114            36,523,718

Net Increase/(Decrease) in Net Assets                 67,001,789           160,462,191           (13,751,364)          106,941,700

Net Assets, Beginning of Period                      442,875,128           282,412,937           831,939,351           724,997,651

Net Assets, End of Period                           $509,876,917          $442,875,128          $818,187,987          $831,939,351

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                  Real Estate                              Balanced
                                                             Securities Portfolio                          Portfolio
                                                      --------------------------------          --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005           12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $3,211,140            $2,681,898          $9,060,179           $18,598,264
Net realized gains/(losses) on:
Investments                                            6,664,142             7,331,146           1,190,413             4,311,508
Futures contracts                                             --                    --             137,820                    --
Foreign currency transactions                                 --                    --                  --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            4,667,398            26,623,720          (8,171,731)           33,897,880
Futures contracts                                             --                    --             (24,840)                   --
Foreign currency transactions                                 --                    --                  --                    --

Net Change in Net Assets Resulting
From Operations                                       14,542,681            36,636,764           2,191,841            56,807,652

Distributions to Shareholders
From net investment income                            (2,711,802)                   --         (18,577,360)          (16,194,049)
From net realized gains                               (7,869,595)             (305,958)                 --                    --

Distributions to Shareholders                        (10,581,397)             (305,958)        (18,577,360)          (16,194,049)

Capital Stock Transactions                            50,891,611            86,802,209         (19,123,427)          (12,921,107)

Net Increase/(Decrease) in Net Assets                 54,852,895           123,133,015         (35,508,946)           27,692,496

Net Assets, Beginning of Period                      174,956,337            51,823,322         748,748,355           721,055,859

Net Assets, End of Period                           $229,809,232          $174,956,337        $713,239,409          $748,748,355

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                  High Yield                              High Yield
                                                                   Portfolio                             Portfolio II
                                                      --------------------------------          --------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005            12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $34,124,986           $70,620,714          $3,669,897            $6,415,880
Net realized gains/(losses) on:
Investments                                            7,729,724            (8,029,304)            283,062               400,218
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --                    --                  --                    --
Foreign currency transactions                                 --                   382                  --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (29,420,345)           20,730,852          (2,809,169)              843,678
Written option contracts                                      --                    --                  --                    --
Futures contracts                                             --                    --                  --                    --

Net Change in Net Assets Resulting
From Operations                                       12,434,365            83,322,644           1,143,790             7,659,776

Distributions to Shareholders
From net investment income                           (34,049,986)          (69,903,021)         (3,664,197)           (6,387,564)
From net realized gains                                       --                    --                  --                    --

Total Distributions to Shareholders                  (34,049,986)          (69,903,021)         (3,664,197)           (6,387,564)

Capital Stock Transactions                           (18,848,788)           19,545,730          (1,883,760)           27,898,128

Net Increase/(Decrease) in Net Assets                (40,464,409)           32,965,353          (4,404,167)           29,170,340

Net Assets, Beginning of Period                      884,501,746           851,536,393         105,135,906            75,965,566

Net Assets, End of Period                           $844,037,337          $884,501,746        $100,731,739          $105,135,906


                                                                Money Market
                                                                  Portfolio
                                                      --------------------------------
For the periods ended                                  6/30/2005            12/31/2004
                                                      (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $3,688,518            $2,767,198

Net Change in Net Assets Resulting
From Operations                                        3,688,518             2,767,198

Distributions to Shareholders
From net investment income                            (3,688,518)           (2,767,198)

Distributions to Shareholders                         (3,688,518)           (2,767,198)

Capital Stock Transactions                             3,854,176            33,922,946

Net Increase/(Decrease) in Net Assets                  3,854,176            33,922,946

Net Assets, Beginning of Period                      323,204,867           289,281,921

Net Assets, End of Period                           $327,059,043          $323,204,867

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                    Income                                  Bond Index
                                                                   Portfolio                                 Portfolio
                                                       -------------------------------           -------------------------------
For the periods ended                                  6/30/2005            12/31/2004           6/30/2005            12/31/2004
                                                      (unaudited)                               (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $22,408,132           $44,515,167          $5,720,723           $10,515,344
Net realized gains/(losses) on:
Investments                                            7,199,427            23,189,913            (233,115)                3,733
Written option contracts                                 252,596               (70,992)                 --                    --
Futures contracts                                       (655,134)           (2,779,604)                 --                    --
Foreign currency transactions                                 --                    --                  --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (8,718,965)          (18,502,891)          1,215,010              (493,245)
Written option contracts                                      --                    --                  --                    --
Futures contracts                                        (49,371)              251,326                  --                    --

Net Change in Net Assets Resulting
From Operations                                       20,436,685            46,602,919           6,702,618            10,025,832

Distributions to Shareholders
From net investment income                           (22,407,107)          (44,515,783)         (5,799,300)          (10,801,114)
From net realized gains                               (3,424,439)                   --                  --              (914,395)

Total Distributions to Shareholders                  (25,831,546)          (44,515,783)         (5,799,300)          (11,715,509)

Capital Stock Transactions                           (17,687,612)          (84,162,757)          9,854,396            32,593,128

Net Increase/(Decrease) in Net Assets                (23,082,473)          (82,075,621)         10,757,714            30,903,451

Net Assets, Beginning of Period                      985,059,810         1,067,135,431         275,637,618           244,734,167

Net Assets, End of Period                           $961,977,337          $985,059,810        $286,395,332          $275,637,618

                                                               Limited Maturity                           Mortgage Securities
                                                                Bond Portfolio                                  Portfolio
                                                       -------------------------------             --------------------------------
For the periods ended                                  6/30/2005            12/31/2004             6/30/2005            12/31/2004
                                                      (unaudited)                                 (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $5,904,632            $7,727,296            $1,312,368            $1,766,345
Net realized gains/(losses) on:
Investments                                           (1,253,549)              441,433               (78,137)             (107,636)
Written option contracts                                  55,588                    --                22,813                16,406
Futures contracts                                         94,558              (550,999)                   --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (1,099,912)           (2,490,431)             (125,364)              144,708
Written option contracts                                      --                    --                (8,906)                8,906
Futures contracts                                       (149,976)               46,038                    --                    --

Net Change in Net Assets Resulting
From Operations                                        3,551,341             5,173,337             1,122,774             1,828,729

Distributions to Shareholders
From net investment income                            (5,900,404)           (7,760,572)           (1,312,368)           (1,766,345)
From net realized gains                                  (86,840)             (388,148)                   --               (28,327)

Total Distributions to Shareholders                   (5,987,244)           (8,148,720)           (1,312,368)           (1,794,672)

Capital Stock Transactions                            42,927,354           100,355,364            10,299,971            29,489,366

Net Increase/(Decrease) in Net Assets                 40,491,451            97,379,981            10,110,377            29,523,423

Net Assets, Beginning of Period                      316,153,649           218,773,668            57,394,845            27,871,422

Net Assets, End of Period                           $356,645,100          $316,153,649           $67,505,222           $57,394,845

The accompanying notes to the financial statements are an integral part of this statement.





Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(1) ORGANIZATION

The Thrivent Series Fund, Inc. (the "Fund"), a Minnesota based company, is registered under the Investment Company Act of 1940. The Fund is divided into thirty-one separate series (each a "Portfolio" and, collectively, the "Portfolios"), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, nineteen equity portfolios, one balanced portfolio and seven fixed-income portfolios. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Prior to May 1, 2004, the Fund operated as LB Series Fund, Inc. ("LB SF"). Pursuant to an Agreement and Plan of Reorganization ("Reorganization Agreement") between AAL Variable Product Series Fund, Inc. ("AAL VPSF") and LB SF, the International Portfolio of AAL VPSF merged with and into the World Growth Portfolio of LB SF at the close of business on April 30, 2004. The World Growth Portfolio was the accounting survivor and was renamed Thrivent Partner International Stock Portfolio. Pursuant to a separate Reorganization Agreement between AAL VPSF and LB SF, each of the other Portfolios of AAL VPSF merged with and into corresponding newly-created series of LB SF at the close of business on April 30, 2004. Also at the close of business on April 30, 2004, the Opportunity Growth Portfolio of LB SF merged with and into the Mid Cap Growth Portfolio of LB SF pursuant to a Plan of Reorganization with respect to that transaction. The Mid Cap Growth Portfolio was the accounting survivor and was renamed Thrivent Mid Cap Growth Portfolio. In the reorganizations of operating investment companies, the World Growth Portfolio of the LB SF acquired through a tax-free exchange all of the net assets of the International Portfolio of the AAL VPSF. The International Portfolio exchanged 13,467,023 shares valued at $123,223,934 for 11,818,908 shares of the
World Growth Portfolio. Net assets of the International Portfolio included unrealized appreciation of $10,673,404. The Mid Cap Growth Portfolio of the LB SF acquired through a tax-free exchange all of the net assets of the Opportunity Growth Portfolio of the LB SF. The Opportunity Growth Portfolio exchanged 26,749,194 shares valued at $264,788,810 for 20,462,181 shares of the Mid Cap Growth Portfolio. Net assets of the Opportunity Growth Portfolio included unrealized appreciation of $8,954,570.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans ("Thrivent Financial") and Thrivent Life Insurance Company ("Thrivent Life"), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers that provide general damage clauses. The Fund's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and, thereafter, valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of June 30, 2005, one security in the Small Cap Index Portfolio, seven securities in the High Yield Portfolio and two securities in the High Yield Portfolio II were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.00%, 0.01% and 0.21% of net assets of the Small Cap Index, High Yield and High Yield II Portfolios, respectively.

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(2) SIGNIFICANT ACCOUNTING
POLICIES -- continued

Fair valuation of international securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation -- The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended June 30, 2005, Partner International Stock Portfolio and Partner Growth Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Portfolios' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes, and therefore, no federal tax provision is required. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(2) SIGNIFICANT ACCOUNTING

POLICIES -- continued

gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Fund's fiscal year. Any Portfolio subject to excise taxes would require an additional distribution at or after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, and Mortgage Securities Portfolios; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options -- Each Portfolio, with the exception of the Money Market Portfolio, may buy put and call options and write covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the six months ended June 30, 2005, the Large Cap Growth, Large Cap Growth II, Income, Limited Maturity Bond and Mortgage Securities Portfolios engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended June 30, 2005, the Small Cap Index, Mid Cap Index, Large Company Index, Balanced, Income and Limited Maturity Bond Portfolios engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain Portfolios enter into dollar roll transactions issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The Balanced, Income, Bond Index, Limited Maturity Bond and Mortgage Securities Portfolios earned $828,844, $887,881, $950,020, $589,961 and $554,297, respectively, from such fees for the six months ended June 30, 2005.

(L) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street Bank"). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S. Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in the Thrivent Financial Securities Lending Trust. As of June 30, 2005, all Portfolios except the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Partner Mid Cap Value, Mortgage Securities and Money Market Portfolios had securities on loan. The value of securities on loan are as follows:

                                              Securities
Portfolio                                        on Loan
--------------------------------------------------------
Technology                                   $ 4,052,448
Partner Small Cap Growth                       6,438,198
Partner Small Cap Value                       16,375,195
Small Cap Stock                               46,655,286
Small Cap Index                               90,392,089
Mid Cap Growth                                99,903,835
Mid Cap Growth II                              4,031,033
Mid Cap Stock                                 18,353,171
Mid Cap Index                                 19,712,767
Partner International Stock                   55,178,749
Partner All Cap                                9,222,915
Large Cap Growth                              56,678,652
Large Cap Growth II                              791,507
Partner Growth Stock                           6,107,164

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(2) SIGNIFICANT ACCOUNTING
POLICIES -- continued
                                              Securities
Portfolio                                        on Loan
---------------------------------------------------------
Large Cap Value                             $ 16,631,142
Large Cap Stock                               12,104,654
Large Cap Index                               29,816,064
Real Estate Securities                        18,161,900
Balanced                                      82,432,262
High Yield                                   138,206,405
High Yield II                                 15,671,159
Income                                       111,207,832
Bond Index                                    70,445,759
Limited Maturity Bond                         62,679,649

(M) When-Issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. To the extent that a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Portfolio are earmarked on the trade date on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(N) Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Portfolios' policy is to monitor the creditworthiness of the issuer. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(O) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- Each Portfolio pays Thrivent Financial, the Fund's investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:
                                          Advisory Fees
                                          -------------
Aggressive Allocation Portfolio
-------------------------------
First $500 million                                0.15%
Over $500 million                                 0.125%

Moderately Aggressive Allocation Portfolio
------------------------------------------
First $500 million                                0.15%
Over $500 million                                0.125%

Moderate Allocation Portfolio
-----------------------------
First $500 million                                0.15%
Over $500 million                                0.125%

Moderately Conservative Allocation Portfolio
--------------------------------------------
First $500 million                                0.15%
Over $500 million                                0.125%

Technology Portfolio                              0.75%
--------------------

Partner Small Cap Growth Portfolio
----------------------------------
First $500 million                                1.00%
Over $500 million                                 0.90%

Partner Small Cap Value Portfolio                 0.80%
---------------------------------

Small Cap Stock Portfolio
-------------------------
First $200 million                                0.70%
Next $800 million                                 0.65%
Next $1.5 billion                                 0.60%
Next $2.5 billion                                 0.55%
Over $5 billion                                  0.525%

Small Cap Index Portfolio
-------------------------
First $250 million                                0.35%
Next $250 million                                 0.30%
Next $500 million                                 0.25%
Next $500 million                                 0.20%
Next $500 million                                 0.15%
Over $2.0 billion                                 0.10%

Mid Cap Growth Portfolio                          0.40%
------------------------

Mid Cap Growth II Portfolio
---------------------------
First $500 million                                0.90%
Over $500 million                                 0.80%

Partner Mid Cap Value Portfolio
-------------------------------
First $250 million                                0.75%
Over $250 million                                 0.70%

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(3) FEES AND COMPENSATION PAID TO
AFFILIATES -- continued

                                          Advisory Fees
                                          -------------

Mid Cap Stock Portfolio
-----------------------
First $200 million                                0.70%
Next $800 million                                 0.65%
Next $1.5 billion                                 0.60%
Next $2.5 billion                                 0.55%
Over $5 billion                                  0.525%

Mid Cap Index Portfolio
-----------------------
First $250 million                                0.35%
Next $250 million                                 0.30%
Next $500 million                                 0.25%
Next $500 million                                 0.20%
Next $500 million                                 0.15%
Over $2.0 billion                                 0.10%

Partner International Stock Portfolio             0.85%
-------------------------------------

Partner All Cap Portfolio
-------------------------
First $500 million                                0.95%
Over $500 million                                 0.90%

Large Cap Growth Portfolio                        0.40%
--------------------------

Large Cap Growth Portfolio II
-----------------------------
First $500 million                                0.80%
Over $500 million                                 0.70%

Partner Growth Stock Portfolio
------------------------------
First $500 million                                0.80%
Over $500 million                                 0.70%

Large Cap Value Portfolio                         0.60%
-------------------------

Large Cap Stock Portfolio
-------------------------
First $500 million                                0.65%
Next $500 million                                0.575%
Next $1.5 billion                                0.475%
Next $2.5 billion                                 0.45%
Over $5 billion                                  0.425%

Large Cap Index Portfolio
-------------------------
First $250 million                                0.35%
Next $250 million                                 0.30%
Next $500 million                                 0.25%
Next $500 million                                 0.20%
Next $500 million                                 0.15%
Over $2.0 billion                                 0.10%

Real Estate Securities Portfolio                  0.80%
--------------------------------

Balanced Portfolio
------------------
First $250 million                                0.35%
Over $250 million                                 0.30%

High Yield Portfolio                              0.40%
--------------------

                                          Advisory Fees
                                          -------------
High Yield Portfolio II                           0.40%
-----------------------

Income Portfolio                                  0.40%
----------------

Bond Index Portfolio
--------------------
First $250 million                                0.35%
Next $250 million                                 0.30%
Next $500 million                                 0.25%
Next $500 million                                 0.20%
Next $500 million                                 0.15%
Over $2.0 billion                                 0.10%

Limited Maturity Bond Portfolio                   0.40%
-------------------------------

Mortgage Securities Portfolio                     0.50%
----------------------------

Money Market Portfolio                            0.40%
----------------------

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The Fund has entered into subadvisory agreements with Turner Investment Partners, Inc. ("Turner") and Westcap Investors, LLC ("Westcap") for the performance of subad visory services for the Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Westcap, respectively.

Effective August 4, 2005, Westcap was acquired by Transamerica Investment Management LLC. The transaction is not expected to affect the investment strategies or the portfolio management staff of the portion of the Portfolio that was subadvised by Westcap. At a meeting held on July 12, 2005, the Board of Directors approved a new subadvisory agreement Transamerica Investment Management LLC, which became effective August 4, 2005, with the same subadvisory fee payable to Westcap, 0.50% of the average daily net assets subadvised by Transamerica Investment Management LLC.

The Fund has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Small Cap Value Portfolio. The fee payable is equal to 0.60% of average daily net assets.

The Fund has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. for the performance of subadvisory services for the Partner Mid Cap Value Portfolio. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million.

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(3) FEES AND COMPENSATION PAID TO
AFFILIATES -- continued

The Fund has entered into a subadvisory agreement with Mercator Asset Management, LP ("Mercator") and T. Rowe Price International, Inc. ("Price International") for the performance of subadvisory services for the Partner International Stock Portfolio. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Thrivent Partner International Stock Fund will be included in determining average daily net assets.

The Fund has entered into a subadvisory agreement with Fidelity Management & Research Company for the performance of subadvisory services for the Partner All Cap Portfolio. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

The Fund has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Each non-money market Portfolio may invest in the Money Market Portfolio, subject to certain limitations. During the period ended June 30, 2005 all the Portfolios with the exception of the Aggressive Allocation, Moderately Aggressive Allocation, Partner All Cap and Partner Growth Stock Portfolios invested in the Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in the Thrivent Money Market Portfolio.

In addition the Aggressive Allocation, Moderately Aggressive
Allocation, Moderate Allocation and Moderately Conservative Allocation Portfolios are "fund of funds" meaning that they invest primarily in other Thrivent portfolios rather then directly in specific securities.

(B) Other Expenses -- The adviser has voluntarily agreed to reimburse expenses in excess of each Portfolio's advisory fees for the following
Portfolios: the Partner Small Cap Growth, Mid Cap Growth II, Partner All Cap and Large Cap Growth II Portfolios. The voluntary waiver of expenses to any Portfolio may be modified or discontinued at any time by the Adviser.

As of June 30, 2005, the Adviser has agreed, through at least June 30, 2006, to reimburse certain expenses associated with operating the Aggressive Allocation Portfolio equal in the aggregate to 0.74% of the average daily net assets of the Portfolio; the Moderately Aggressive Allocation Portfolio equal in the aggregate to 0.59% of the average daily net assets of the Portfolio; the Moderate Allocation Portfolio equal in the aggregate to 0.63% of the average daily net assets of the Portfolio; and the Moderately Conservative Allocation Portfolio equal in the aggregate to 0.87% of the average daily net assets of the Portfolio.

The Fund has entered into an agreement with the adviser to provide accounting personnel and services. For the six months ended June 30, 2005, Thrivent Financial received aggregate fees for accounting personnel and services of $554,162 from the Fund.

The Fund has entered into an agreement with the adviser to provide certain administrative personnel and services to the Portfolios. For the six months ended June 30, 2005, Thrivent Financial received aggregate fees for administrative personnel and services of $1,326,606 from the Fund.

(4) TAX INFORMATION

At December 31, 2004, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                                       Capital Loss         Expiration
Portfolio                                 Carryover               Year
----------------------------------------------------------------------
Technology                            $     154,361               2010
                                            304,678               2012
                                   ----------------
                                      $     459,039
                                   ================
Mid Cap Growth                        $  20,129,626               2008
                                         54,271,355               2009
                                         86,194,625               2010
                                         30,065,596               2011
                                  -----------------
                                      $ 190,661,202
                                   ================
Mid Cap Growth II                     $   1,174,516               2010
                                   ================

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(4) TAX INFORMATION -- continued
                                       Capital Loss         Expiration
Portfolio                                 Carryover               Year
----------------------------------------------------------------------
Partner International Stock          $    4,481,375               2008
                                         20,959,608               2009
                                         24,839,516               2010
                                         35,532,910               2011
                                    ---------------
                                     $   85,813,409
                                    ===============
Partner All Cap                      $    7,692,903               2010
                                          1,857,716               2011
                                    ---------------
                                     $    9,550,619
                                    ===============
Large Cap Growth                     $       90,587               2008
                                        258,245,229               2009
                                        893,502,496               2010
                                        198,356,425               2011
                                    ---------------
                                     $1,350,194,737
                                    ===============
Large Cap Growth II                  $      684,066               2010
                                    ===============
Partner Growth Stock                 $      503,514               2011
                                    ===============
Large Cap Value                      $      957,025               2010
                                          4,470,934               2011
                                    ---------------
                                     $    5,427,959
                                    ===============
Large Cap Index                      $   23,290,094               2010
                                         17,819,758               2011
                                    ---------------
                                     $   41,109,852
                                    ===============
Balanced                             $   10,610,661               2010
                                         18,003,606               2011
                                    ---------------
                                     $   28,614,267
                                    ===============
High Yield                           $    4,536,501               2006
                                            597,597               2007
                                         14,056,111               2008
                                        288,927,133               2009
                                        184,350,285               2010
                                        364,926,135               2011
                                         30,516,064               2012
                                    ---------------
                                     $  887,909,826
                                    ===============

                                       Capital Loss         Expiration
Portfolio                                 Carryover               Year
----------------------------------------------------------------------
High Yield II                        $    5,855,496               2008
                                          3,470,883               2009
                                          2,850,377               2010
                                    ---------------
                                     $   12,176,756
                                    ===============
Bond Index                           $      440,902               2012
                                    ===============
Mortgage Securities                  $       91,230               2012
                                    ===============

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Mid Cap Growth Portfolio and Partner International Stock Portfolio, the following amounts were obtained as a result of the reorganization with LB Series Fund, Inc. -- Opportunity Growth Portfolio and AAL Variable Product Series Fund, Inc. -- International Portfolio, respectively:

                                       Capital Loss         Expiration
Portfolio                                 Carryover               Year
----------------------------------------------------------------------
Mid Cap Growth                         $ 20,129,626               2008
                                         36,932,362               2009
                                         10,809,135               2010
                                       ------------
                                       $ 67,871,123
                                       ============
Partner International Stock            $  4,481,375               2008
                                         20,959,608               2009
                                          2,858,197               2010
                                       ------------
                                       $ 28,299,180
                                       ============

At June 30, 2005, the gross unrealized appreciation and depreciation of investments were as follows:


                                                                                                 Net Unrealized
                                                            Unrealized           Unrealized       Appreciation
Portfolio                                      Cost       Appreciation         (Depreciation)      (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Aggressive Allocation                   $ 8,008,678        $    77,371           $    (3,098)          $   74,273
Moderately Aggressive Allocation         18,030,566            108,526                (5,517)             103,009
Moderate Allocation                      32,844,171            127,160               (26,078)             101,082
Moderately Conservative Allocation       17,459,622             62,245                (6,109)              56,136
Technology                               56,678,802          6,514,663            (4,241,290)           2,273,373
Partner Small Cap Growth                 60,678,892          7,418,786            (1,787,699)           5,631,087
-----------------------------------------------------------------------------------------------------------------


Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(4) TAX INFORMATION -- continued

                                                                                            Net Unrealized
                                                             Unrealized         Unrealized    Appreciation
Portfolio                                       Cost       Appreciation      (Depreciation)  (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Partner Small Cap Value               $  105,919,114       $ 10,116,701      $  (3,519,107)   $  6,597,594
Small Cap Stock                          256,188,034         41,963,441         (6,525,719)     35,437,722
Small Cap Index                          462,083,265        163,426,520        (43,294,447)    120,132,073
Mid Cap Growth                           758,890,963        109,523,120        (18,941,853)     90,581,267
Mid Cap Growth II                         38,705,849          4,811,233         (1,060,647)      3,750,586
Partner Mid Cap Value                      7,185,611            477,262            (33,991)        443,271
Mid Cap Stock                            147,229,904         18,845,753         (2,450,535)     16,395,218
Mid Cap Index                            152,160,774         33,298,943         (5,058,075)     28,240,868
Partner International Stock              894,620,006         71,645,827        (29,058,605)     42,587,222
Partner All Cap                           71,309,970         10,085,030         (1,381,336)      8,703,694
Large Cap Growth                       2,183,594,720        304,709,097       (120,443,680)    184,265,417
Large Cap Growth II                       40,304,210          4,297,562         (1,473,864)      2,823,698
Partner Growth Stock                     108,997,571         16,171,789         (2,405,372)     13,766,417
Large Cap Value                          383,584,272         55,335,601         (5,851,159)     49,484,442
Large Cap Stock                          490,067,290         45,717,972        (11,661,042)     34,056,930
Large Cap Index                          738,978,777        207,364,274        (95,023,075)    112,341,199
Real Estate Securities                   214,857,818         36,083,506           (120,900)     35,962,606
Balanced                                 796,535,154        118,747,712        (44,837,414)     73,910,298
High Yield                               973,849,870         45,433,060        (35,607,387)      9,825,673
High Yield II                            114,862,271          2,918,913         (1,011,623)      1,907,290
Income                                 1,174,380,467         17,909,708         (4,169,107)     13,740,601
Bond Index                               441,418,108          5,810,490         (1,003,748)      4,806,742
Limited Maturity Bond                    493,396,658            926,242         (1,913,582)       (987,340)
Mortgage Securities                      125,424,179            174,278            (73,496)        100,782
Money Market                             325,330,428                --                  --              --


(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the six months ended June 30, 2005, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                 In thousands
                                         ------------------------------
Portfolio                                 Purchases              Sales
-----------------------------------------------------------------------
Technology                               $   10,230         $    9,378
Partner Small Cap Growth                     24,811             23,365
Partner Small Cap Value                      38,802             22,149
Small Cap Stock                             132,088            118,942
Small Cap Index                              29,011             38,818
Mid Cap Growth                              627,588            671,629
Mid Cap Growth II                            32,124             32,796
Partner Mid Cap Value                         6,954                609
Mid Cap Stock                                90,725             66,148
Mid Cap Index                                25,371              8,493
Partner International Stock                 287,145            185,274
Partner All Cap                              55,736             48,597
Large Cap Growth                          1,387,323          1,485,248
Large Cap Growth II                          25,949             26,712
Partner Growth Stock                         29,663             19,518
Large Cap Value                             130,760             70,395

                                                 In thousands
                                         ------------------------------
Portfolio                                 Purchases              Sales
-----------------------------------------------------------------------
Large Cap Stock                          $  237,686         $  156,562
Large Cap Index                              20,789             16,382
Real Estate Securities                      180,686            135,620
Balanced                                     52,869             22,700
High Yield                                  225,834            249,394
High Yield II                                32,820             33,809
Income                                      463,438            448,997
Bond Index                                   49,940             10,503
Limited Maturity Bond                       149,554            132,688
Mortgage Securities                          19,442             15,340
Aggressive Allocation                         8,109                100
Moderately Aggressive Allocation             18,031                 --
Moderate Allocation                          29,673                 --
Moderately Conservative Allocation           14,963                 --

Purchases and sales of U.S. Government securities were:

                                                 In thousands
                                         ------------------------------
Portfolio                                 Purchases              Sales
-----------------------------------------------------------------------
Balanced                                 $  426,066         $  434,492
Income                                      784,066            753,495
Bond Index                                  501,888            505,123
Limited Maturity Bond                       423,953            398,826
Mortgage Securities                         333,864            323,254

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(5) SECURITY TRANSACTIONS -- continued

(B) Investments in Restricted Securities -- The High Yield and High Yield II Portfolios own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For the High Yield and High Yield Portfolios II, the aggregate value of restricted securities was $1,207,576 and $0 at June 30, 2005, which represented 0.14% and 0.00% of net assets, respectively. The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield and High Yield II Portfolios invest primarily in high-yielding fixed-income securities. Each of the other Portfolios except the Money Market Portfolio may also invest in high-yielding securities. At the time of purchase, these securities are rated within or below the "BB" major rating category by Standard & Poor's Corporation or the "Ba" major rating category by Moody's Investor Services, Inc. or are unrated and considered to be of comparable quality. High Yield securities generally will involve more risk than securities in the higher rating categories and are more likely to react to developments affecting market risk, interest rate risk and credit risk than are more highly rated securities.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2005 were as follows:

                                           Large Cap Growth Portfolio
                                        -------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at December 31, 2004                     93          $  32,270
Opened                                        9,305            909,763
Closed                                       (6,407)          (602,930)
Expired                                      (2,004)          (179,546)
Exercised                                      (805)          (124,181)
                                     --------------          ----------
Balance at June 30, 2005                        182          $  35,376
                                     ==============          ==========
                                         Large Cap Growth Portfolio II
                                        -------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at December 31, 2004                      2          $     693
Opened                                          189             19,194
Closed                                         (133)           (12,744)
Expired                                         (38)            (3,497)
Exercised                                       (15)            (2,674)
                                     --------------          ---------
Balance at June 30, 2005                          5          $     972
                                     ==============          ==========
                                                 Income Portfolio
                                        -------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at December 31, 2004                     --          $      --
Opened                                        1,728            732,962
Closed                                       (1,580)          (687,082)
Expired                                        (148)           (45,880)
Exercised                                        --                 --
                                     --------------          ---------
Balance at June 30, 2005                         --          $      --
                                     ==============          ==========
                                           Limited Maturity Portfolio
                                        -------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at December 31, 2004                     --          $      --
Opened                                          378            160,335
Closed                                         (345)          (150,105)
Expired                                         (33)           (10,230)
Exercised                                        --                 --
                                     --------------          ---------
Balance at June 30, 2005                         --          $      --
                                     ==============          ==========
                                         Mortgage Securities Portfolio
                                        -------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at December 31, 2004              4,000,000          $  11,562
Opened                                    8,000,007             52,812
Closed                                           --                 --
Expired                                  (8,000,000)           (22,812)
Exercised                                (4,000,007)           (41,562)
                                     --------------          ---------
Balance at June 30, 2005                         --          $      --
                                     ==============          ==========

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)


(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended June 30, 2005, in the Thrivent Money Market Portfolio, is as follows:


                                            Gross           Gross            Balance of                           Dividend Income
                                    Purchases and       Sales and        Shares Held at              Value      January 1, 2005 -
Portfolio                               Additions      Reductions         June 30, 2005      June 30, 2005          June 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
Technology                            $ 7,686,777     $ 7,722,512             2,199,578         $2,199,578               $ 23,447
Partner Small Cap Growth                5,790,006       5,907,890               757,502            757,502                 10,712
Partner Small Cap Value                14,082,491      14,682,052             2,461,990          2,461,990                 29,702
Small Cap Stock                         2,281,531       2,244,649             9,129,735          9,129,735                107,036
Small Cap Index                        18,797,099      20,889,211             1,268,610          1,268,610                 27,237
Mid Cap Growth                          2,579,128       2,890,796             9,013,575          9,013,575                106,446
Mid Cap Growth II                       8,096,595       7,943,143             1,042,155          1,042,155                 15,247
Partner Mid Cap Value                     825,178         823,049                 2,129              2,129                    853
Mid Cap Stock                          13,766,117      11,793,968             6,580,843          6,580,843                 60,726
Mid Cap Index                          21,025,829      19,603,476             3,921,910          3,921,910                 44,282
Partner International Stock             3,423,434       3,733,375             9,126,806          9,126,806                106,464
Large Cap Growth                       23,440,044      23,514,381             9,468,801          9,468,801                101,998
Large Cap Growth II                     4,461,190       4,744,673                80,181             80,181                  5,918
Large Cap Value                        29,004,219      26,816,916             9,076,323          9,076,323                 92,793
Large Cap Stock                         3,256,773       3,111,325             9,611,081          9,611,081                107,385
Large Cap Index                         1,554,557       5,376,464             5,452,004          5,452,004                101,300
Real Estate Securities                 39,793,250      41,284,672             3,666,411          3,666,411                 70,493
Balanced                                  376,735         305,644             9,468,670          9,468,670                107,181
High Yield                              3,612,023       2,937,836             9,443,834          9,443,834                106,510
High Yield II                          16,465,713      15,898,915             3,757,272          3,757,272                 44,370
Income                                 10,445,086      10,246,588             9,486,330          9,486,330                102,926
Bond Index                                346,599         414,397             9,479,875          9,479,875                108,207
Limited Maturity Bond                     222,540         168,859             9,415,817          9,415,817                107,207
Mortgage Securities                     2,220,495       4,973,613                   775                775                  9,602


A summary of transactions for the period ended June 30, 2005, in the Thrivent Financial Securities Lending Trust, is as follows:

                                            Gross           Gross            Balance of
                                    Purchases and       Sales and        Shares Held at              Value
                                        Additions      Reductions         June 30, 2005      June 30, 2005
-----------------------------------------------------------------------------------------------------------
Technology                           $ 10,946,137    $  9,551,346             4,563,191       $  4,563,191
Partner Small Cap Growth               24,047,006      23,072,849            13,090,208         13,090,208
Partner Small Cap Value                38,152,034      27,761,133            18,561,038         18,561,038
Small Cap Stock                       112,143,542     103,620,808            55,042,389         55,042,389
Small Cap Index                       219,787,141     217,433,259           102,840,689        102,840,689
Mid Cap Growth                        274,516,135     268,114,189           115,772,513        115,772,513
Mid Cap Growth II                      11,207,263      11,854,719             4,629,045          4,629,045
Mid Cap Stock                          56,538,500      49,979,585            21,050,661         21,050,661
Mid Cap Index                          51,331,559      48,151,388            21,867,810         21,867,810
Partner International Stock           277,127,962     315,772,393           145,101,779        145,101,779
Partner All Cap Growth                 22,241,044      15,619,768             9,862,032          9,862,032
Large Cap Growth                      624,349,445     661,861,549            71,850,661         71,850,661
Large Cap Growth II                     3,985,976       3,511,296             1,082,330          1,082,330
Partner Growth Stock                   31,916,168      30,160,364             6,334,042          6,334,042
Large Cap Value                        85,478,139      72,514,756            18,437,123         18,437,123
Large Cap Stock                        94,389,553      91,651,195            13,066,479         13,066,479
Large Cap Index                       115,040,700     115,018,068            34,074,947         34,074,947
Real Estate Securities                 71,222,645      63,371,763            21,448,803         21,448,803
-----------------------------------------------------------------------------------------------------------


Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(6) INVESTMENTS IN AFFILIATES -- continued


                                             Gross           Gross            Balance of
                                    Purchases and       Sales and        Shares Held at              Value
                                        Additions      Reductions         June 30, 2005      June 30, 2005
-----------------------------------------------------------------------------------------------------------
Balanced                             $182,316,702    $184,485,776            88,610,189       $ 88,610,189
High Yield                            339,136,688     284,064,149           146,403,138        146,403,138
High Yield II                          36,996,591      37,272,648            16,398,624         16,398,624
Income                                472,849,438     471,250,859           115,344,146        115,344,146
Bond Index                             91,262,405      88,299,094            73,105,986         73,105,986
Limited Maturity Bond                 211,927,455     191,227,705            66,481,629         66,481,629

A summary of transactions for the Thrivent Allocation Portfolios for the period ended June 30, 2005, in the following Thrivent Portfolios, is as follows:


                                            Gross           Gross            Balance of                           Dividend Income
                                    Purchases and       Sales and        Shares Held at              Value      January 1, 2005 -
Portfolio                               Additions      Reductions         June 30, 2005      June 30, 2005          June 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation
Partner Small Cap Growth               $  324,305         $ 4,001                29,620         $  330,988                 $   --
Partner Small Cap Value                   324,305           3,991                20,767            330,135                     --
Small Cap Stock                           324,305           3,999                24,108            328,911                     --
Mid Cap Growth                            324,305           4,009                22,338            326,834                     --
Partner Mid Cap Value                     324,305           3,997                30,190            328,466                     --
Mid Cap Stock                             405,382           5,012                35,805            409,207                     --
Partner International Stock             1,621,526          20,083               136,940          1,598,345                     --
Large Cap Growth                        1,216,145          15,040                83,689          1,210,133                     --
Large Cap Value                         1,216,145          15,043               108,355          1,201,996                     --
Large Cap Stock                         1,053,992          13,048               115,086          1,043,706                     --
Real Estate Securities                    405,381           4,977                24,244            412,259                     --
Limited Maturity Bond                     568,813           7,031                56,108            561,971                  1,371

Moderately Aggressive Allocation
Partner Small Cap Growth               $  360,400          $   --                33,173         $  370,694                 $   --
Partner Small Cap Value                   360,400              --                23,328            370,843                     --
Small Cap Stock                           720,800              --                54,024            737,074                     --
Mid Cap Growth                            540,600              --                37,534            549,172                     --
Partner Mid Cap Value                     540,600              --                50,832            553,038                     --
Mid Cap Stock                             540,600              --                48,175            550,579                     --
Partner International Stock             3,603,999              --               308,432          3,599,988                     --
Large Cap Growth                        2,162,399              --               149,986          2,168,774                     --
Large Cap Value                         2,162,399              --               194,833          2,161,296                     --
Large Cap Stock                         1,982,199              --               218,527          1,981,795                     --
Real Estate Securities                    901,000              --                54,476            926,325                     --
Income                                  1,807,317              --               178,435          1,814,968                  5,701
Limited Maturity Bond                   2,347,854              --               234,532          2,349,029                  5,640


Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)


(6) INVESTMENTS IN AFFILIATES -- continued

                                            Gross           Gross            Balance of                           Dividend Income
                                    Purchases and       Sales and        Shares Held at              Value      January 1, 2005 -
Portfolio                               Additions      Reductions         June 30, 2005      June 30, 2005          June 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
Moderate Allocation
Small Cap Stock                        $1,640,769            $ --            $  122,502         $1,671,354                $    --
Mid Cap Stock                           1,968,922              --               174,797          1,997,722                     --
Partner International Stock             4,922,304              --               420,763          4,911,103                     --
Large Cap Growth                        3,281,537              --               226,892          3,280,820                     --
Large Cap Value                         3,281,537              --               295,072          3,273,265                     --
Large Cap Stock                         2,297,076              --               252,642          2,291,189                     --
Real Estate Securities                  1,640,769              --                98,924          1,682,147                     --
High Yield                              1,318,774              --               261,029          1,329,601                  6,559
Income                                  4,606,540              --               454,331          4,621,276                 13,356
Limited Maturity Bond                   4,603,572              --               459,714          4,604,405                 10,169
Money Market                            3,282,371              --             3,282,371          3,282,371                  5,259

Moderately Conservative
Small Cap Stock                           523,124              --                39,135            533,944                     --
Mid Cap Stock                             523,124              --                46,535            531,843                     --
Partner International Stock             1,743,746              --               149,140          1,740,750                     --
Large Cap Growth                        1,220,622              --                84,526          1,222,229                     --
Large Cap Value                         1,220,622              --               109,868          1,218,776                     --
Large Cap Stock                           871,873              --                95,999            870,606                     --
Real Estate Securities                    871,873              --                52,664            895,517                     --
High Yield                                700,994              --               138,783            706,917                  3,707
Income                                  3,147,805              --               310,514          3,158,422                  9,722
Limited Maturity Bond                   4,019,426              --               401,400          4,020,342                  9,463
Money Market                            2,616,412              --             2,616,412          2,616,412                  4,461



(7) SHARES OF BENEFICIAL INTEREST

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

                                               Shares            Par
Portfolio                                  Authorized          Value
--------------------------------------------------------------------
Aggressive Allocation                     125,000,000          $0.01
Moderate Aggressive
Allocation                                125,000,000           0.01
Moderate Allocation                       125,000,000           0.01
Moderate Conservative
Allocation                                125,000,000           0.01
Technology                                125,000,000           0.01
Partner Small Cap Growth                  125,000,000           0.01
Partner Small Cap Value                   125,000,000           0.01
Small Cap Stock                           150,000,000           0.01
Small Cap Index                           200,000,000           0.01

                                               Shares            Par
Portfolio                                  Authorized          Value
--------------------------------------------------------------------
Mid Cap Growth                            400,000,000          $0.01
Mid Cap Growth II                         125,000,000           0.01
Mid Cap Value                             125,000,000           0.01
Mid Cap Stock                             125,000,000           0.01
Mid Cap Index                             150,000,000           0.01
Partner International Stock               400,000,000           0.01
Partner All Cap                           125,000,000           0.01
Large Cap Growth                        1,000,000,000           0.01
Large Cap Growth II                       125,000,000           0.01
Partner Growth Stock                      125,000,000           0.01
Large Cap Value                           200,000,000           0.01
Large Cap Stock                           400,000,000           0.01
Large Cap Index                           200,000,000           0.01
Real Estate Securities                    150,000,000           0.01
Balanced                                  400,000,000           0.01
High Yield                              1,000,000,000           0.01
High Yield II                             200,000,000           0.01
Income                                  1,000,000,000           0.01
Bond Index                                200,000,000           0.01
Limited Maturity Bond                     200,000,000           0.01
Mortgage Securities                       125,000,000           0.01
Money Market                            2,000,000,000           0.01

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(7) SHARES OF BENEFICIAL INTEREST -- continued

Transactions in shares of beneficial interest were as follows:

                                                                        Portfolios
                                -----------------------------------------------------------------------------------------------
                                         Aggressive                 Moderately Aggressive                    Moderate
                                         Allocation (a)                Allocation (a)                      Allocation (a)
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005      Shares          Amount          Shares          Amount          Shares           Amount
------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                   785,429  $    8,137,382        1,750,809  $   18,050,232       3,201,113  $   32,866,274
Dividends and Distributions                 --              --               --              --              --              --
Redeemed                               (12,340)       (129,176)          (2,812)        (29,106)         (4,826)        (49,642)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                             773,089  $    8,008,206        1,747,997  $   18,021,126       3,196,287  $   32,816,632
                                ==============  ==============  ===============  ==============  ==============  ==============
                                                                     Portfolios
                                ----------------------------------------------------------------------------------------------
                                   Moderately Conservative         Moderately Aggressive                   Partner
                                         Allocation (a)               Technology                        Small Cap Growth
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005      Shares          Amount          Shares          Amount          Shares           Amount
------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                 1,718,452  $   17,524,295          882,204  $    5,986,388         468,158  $    5,181,558
Dividends and Distributions                 --              --           24,873         172,301         257,758       2,916,428
Redeemed                                (8,345)        (85,604)        (686,855)     (4,649,335)       (350,299)     (3,852,828)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           1,710,107  $   17,438,691          220,222  $    1,509,354         375,617  $    4,245,158
                                ==============  ==============  ===============  ==============  ==============  ==============

Year Ended December 31, 2004
------------------------------
Sold                                        --  $           --        3,126,014  $   21,609,158       1,370,246  $   15,460,077
Dividends and Distributions                 --              --               --              --              --              --
Redeemed                                    --              --       (1,276,262)     (8,663,478)       (612,170)     (6,850,915)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                                  --  $           --        1,849,752  $   12,945,680         758,076   $   8,609,162
                                ==============  ==============  ===============  ==============  ==============  ==============
                                                                     Portfolios
                                --------------------------------------------------------------------------------------------
                                           Partner                       Small Cap                     Small Cap
                                       Small Cap Value                     Stock                         Index
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005      Shares          Amount          Shares          Amount          Shares           Amount
------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                 1,273,519  $   20,070,645        1,973,666  $   26,667,513       1,236,824  $   22,430,496
Dividends and Distributions            170,191       2,713,445        1,446,730      19,518,124       1,636,762      29,754,040
Redeemed                              (210,666)     (3,233,623)        (781,400)    (10,609,192)     (1,892,266)    (34,036,511)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           1,233,044  $   19,550,467        2,638,996  $   35,576,445         981,320  $   18,148,025
                                ==============  ==============  ===============  ==============  ==============  ==============

Year Ended December 31, 2004
----------------------------
Sold                                 3,381,103  $   49,589,129        3,199,497  $   41,618,113       2,895,380  $   48,686,024
Dividends and Distributions             26,216         375,233          172,297       2,220,561          96,016       1,587,468
Redeemed                              (165,487)     (2,381,272)      (1,363,868)    (17,819,614)     (2,700,428)    (45,526,643)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           3,241,832  $   47,583,090        2,007,926  $   26,019,060         290,968  $    4,746,849
                                ==============  ==============  ===============  ==============  ==============  ==============

(a) For the period from April 29, 2005 (inception) to June 30, 2005.


Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(7) SHARES OF BENEFICIAL INTEREST -- continued

                                                                        Portfolios
                                -----------------------------------------------------------------------------------------------
                                              Mid Cap                     Mid Cap                    Partner Mid Cap
                                              Growth                      Growth II                     Value (a)
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005      Shares          Amount          Shares          Amount          Shares           Amount
------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                 1,243,621  $   17,686,672          323,674  $    2,994,978         673,352  $    6,843,943
Dividends and Distributions                 97           1,399               --              --              --              --
Redeemed                            (5,098,041)    (72,475,635)        (410,390)     (3,818,953)         (5,480)        (59,514)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                          (3,854,323) $  (54,787,564)         (86,716) $     (823,975)        667,872  $    6,784,429
                                ==============  ==============  ===============  ==============  ==============  ==============
Year Ended December 31, 2004
-------------------------------
Sold                                 3,809,585  $   50,448,179        1,094,604  $    9,397,753              --  $           --
Issued in connection with
acquisition of LB Opportunity
Growth Portfolio                    20,462,181     264,788,810               --              --              --              --
Dividends and Distributions                 --              --               --              --              --              --
Redeemed                            (7,000,228)    (91,963,035)        (781,452)     (6,740,982)             --              --
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                          17,271,538  $  223,273,954          313,152  $    2,656,771              --  $           --
                                ==============  ==============  ===============  ==============  ==============  ==============
                                                                     Portfolios
                                -----------------------------------------------------------------------------------------------
                                            Mid Cap                       Mid Cap                    Partner International
                                             Stock                          Index                           Stock
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005       Shares          Amount          Shares          Amount          Shares           Amount
------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                 2,591,681  $   28,925,368        1,810,303  $   23,378,666       9,021,305  $  107,015,018
Dividends and Distributions            587,479       6,609,261          406,897       5,262,718         700,639       8,561,457
Redeemed                              (245,322)     (2,739,773)        (445,428)     (5,805,314)       (845,624)     (9,956,103)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           2,933,838  $   32,794,856        1,771,772  $   22,836,070       8,876,320  $  105,620,372
                                ==============  ==============  ===============  ==============  ==============  ==============
Year Ended December 31, 2004
-------------------------------
Sold                                 2,614,658  $   27,326,603        3,982,383  $   47,697,798       9,867,740  $  106,538,059
Issued in connection with
acquisition of AAL International
Portfolio                                   --              --               --              --      11,818,908     123,223,934
Dividends and Distributions             72,508         751,663            3,905          47,021         555,191       6,011,108
Redeemed                              (418,481)     (4,327,443)        (442,824)     (5,339,819)     (2,357,302)    (25,432,734)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           2,268,685  $   23,750,823        3,543,464  $   42,405,000      19,884,537  $  210,340,367
                                ==============  ==============  ===============  ==============  ==============  ==============

(a) For the period from April 29, 2005 (inception) to June 30, 2005.


Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(7) SHARES OF BENEFICIAL INTEREST -- continued


                                                                          Portfolios
                                 -----------------------------------------------------------------------------------------------
                                            Partner                        Large Cap                        Large Cap
                                            All Cap                         Growth                          Growth II
                                 ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005        Shares          Amount          Shares          Amount          Shares           Amount
-------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                  1,052,170  $    9,451,548        5,813,301  $   82,518,720         341,531  $    3,193,099
Dividends and Distributions              35,457         326,692        1,333,021      18,927,026          38,163         358,500
Redeemed                               (325,753)     (2,928,913)     (14,169,500)   (201,156,508)       (458,602)     (4,305,560)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                              761,874  $    6,849,327       (7,023,178) $  (99,710,762)        (78,908) $     (753,961)
                                 ==============  ==============  ===============  ==============  ==============  ==============

Year Ended December 31, 2004
--------------------------------
Sold                                  1,432,899  $   11,485,094        8,724,229  $  120,467,561       1,013,270  $    9,243,488
Dividends and Distributions               4,594          36,778          878,518      12,368,748               5              45
Redeemed                               (940,674)     (7,508,171)     (23,678,128)   (326,398,243)       (829,843)     (7,556,144)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                              496,819  $    4,013,701      (14,075,381) $ (193,561,934)        183,432  $    1,687,389
                                 ==============  ==============  ===============  ==============  ==============  ==============
                                                                     Portfolios
                                 --------------------------------------------------------------------------------------------
                                            Partner                      Large Cap                        Large Cap
                                          Growth Stock                     Value                             Stock
                                 ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005       Shares          Amount          Shares          Amount          Shares           Amount
-------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                  1,219,087  $   13,178,602        6,193,534  $   68,241,492       8,173,950  $   73,963,597
Dividends and Distributions              50,293         546,637          376,101       4,173,929         822,150       7,526,785
Redeemed                               (351,745)     (3,797,308)        (386,179)     (4,254,385)       (485,521)     (4,393,019)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                              917,635  $    9,927,931        6,183,456  $   68,161,036       8,510,579  $   77,097,363
                                 ==============  ==============  ===============  ==============  ==============  ==============

Year Ended December 31, 2004
--------------------------------
Sold                                  3,343,262  $   34,525,456        9,532,572  $   96,465,783      15,514,647   $ 134,379,090
Dividends and Distributions                  72             757               27             270              99             863
Redeemed                               (591,425)     (6,079,135)        (583,367)     (5,880,016)       (811,745)     (6,951,904)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                            2,751,909  $   28,447,078        8,949,232  $   90,586,037      14,703,001  $  127,428,049
                                 ==============  ==============  ===============  ==============  ==============  ==============
                                                                      Portfolios
                                 -----------------------------------------------------------------------------------------------
                                           Large Cap                    Real Estate
                                         Index Portfolio                Securities                          Balanced
                                 ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005       Shares          Amount          Shares          Amount          Shares           Amount
-------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                  2,055,850  $   43,286,452        2,835,708  $   44,896,107       1,379,652  $   20,550,873
Dividends and Distributions             610,831      12,962,129          698,488      10,581,397       1,249,738      18,577,360
Redeemed                            ( 2,377,775)    (49,994,467)        (286,488)     (4,585,893)     (3,908,601)    (58,251,660)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                              288,906  $    6,254,114        3,247,708  $   50,891,611      (1,279,211) $  (19,123,427)
                                 ==============  ==============  ===============  ==============  ==============  ==============
Year Ended December 31, 2004
--------------------------------
Sold                                  4,867,187  $   97,654,803        6,391,646  $   89,638,128       4,428,989  $   64,029,243
Dividends and Distributions             420,809       8,496,133           22,800         305,958       1,118,126      16,194,049
Redeemed                             (3,470,112)    (69,627,218)        (240,650)     (3,141,877)     (6,438,072)    (93,144,399)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                            1,817,884  $   36,523,718        6,173,796  $   86,802,209        (890,957) $  (12,921,107)
                                 ==============  ==============  ===============  ==============  ==============  ==============



Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

(7) SHARES OF BENEFICIAL INTEREST -- continued


                                                                          Portfolios
                                -----------------------------------------------------------------------------------------------
                                           High Yield                     High Yield II                    Income
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005      Shares          Amount          Shares          Amount          Shares           Amount
------------------------------- --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                 5,082,489  $   26,062,685          544,615  $    3,644,847       4,298,287  $   43,578,854
Dividends and Distributions          6,656,791      34,049,989          550,039       3,664,197       2,546,273      25,831,546
Redeemed                           (15,463,772)    (78,961,462)      (1,382,232)     (9,192,804)     (8,585,726)    (87,098,012)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                          (3,724,492) $  (18,848,788)        (287,578) $   (1,883,760)     (1,741,166) $  (17,687,612)
                                ==============  ==============  ===============  ==============  ==============  ==============

Year Ended December 31, 2004
-------------------------------
Sold                                11,366,011  $   58,252,174        4,672,337  $   31,097,759       5,950,970  $   60,567,525
Dividends and Distributions         13,660,026      69,903,020          960,269       6,387,564       4,380,273      44,515,783
Redeemed                           (21,265,435)   (108,609,464)      (1,438,876)     (9,587,195)    (18,636,615)   (189,246,065)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           3,760,602  $   19,545,730        4,193,730  $   27,898,128      (8,305,372) $  (84,162,757)
                                ==============  ==============  ===============  ==============  ==============  ==============
                                                                    Portfolios
                                --------------------------------------------------------------------------------------------
                                             Bond                           Limited                       Mortgage
                                            Index                        Maturity Bond                   Securities
                                ------------------------------  ------------------------------   ------------------------------
Six Months Ended June 30, 2005       Shares          Amount          Shares          Amount          Shares           Amount
                                --------------  --------------  ---------------  --------------  --------------  --------------
Sold                                 1,738,427  $   18,188,754        5,028,087  $   50,383,070       1,090,208  $   10,824,034
Dividends and Distributions            553,981       5,799,300          597,342       5,987,244         132,212       1,312,368
Redeemed                            (1,350,727)    (14,133,658)      (1,339,926)    (13,442,960)       (185,056)     (1,836,431)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                             941,681  $    9,854,396        4,285,503  $   42,927,354       1,037,364  $   10,299,971
                                ==============  ==============  ===============  ==============  ==============  ==============

Year Ended December 31, 2004

------------------------------------------
Sold                                 4,876,878  $   51,357,159       11,166,326  $  113,297,513       3,115,255  $   31,040,028
Dividends and Distributions          1,114,737      11,715,509          803,910       8,148,720         180,293       1,794,672
Redeemed                            (2,910,539)    (30,479,540)      (2,079,167)    (21,090,869)       (336,568)     (3,345,334)
                                --------------  --------------  ---------------  --------------  --------------  --------------
Net Change                           3,081,076  $   32,593,128        9,891,069  $  100,355,364       2,958,980  $   29,489,366
                                ==============  ==============  ===============  ==============  ==============  ==============

                                          Portfolios
                                ------------------------------
                                            Money
                                           Market
                                ------------------------------
Six Months Ended June 30, 2005       Shares          Amount
------------------------------- --------------  --------------
Sold                               148,594,846  $  148,594,846
Dividends and Distributions          3,688,518       3,688,518
Redeemed                          (148,429,188)   (148,429,188)
                                --------------  --------------
Net Change                           3,854,176  $    3,854,176
                                ==============  ==============

Year Ended December 31, 2004
-------------------------------
Sold                               273,271,019  $  273,271,019
Dividends and Distributions          2,767,198       2,767,198
Redeemed                          (242,115,271)   (242,115,271)
                                --------------  --------------
Net Change                          33,922,946  $   33,922,946
                                ==============  ==============


Thrivent Series Fund, Inc.
Financial Highlights


----------------------------------------------------------------------------------------------------------------------------
                               F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)

----------------------------------------------------------------------------------------------------------------------------
                                                               Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(e)          $10.00            $--          $0.46          $0.46

Moderately Aggressive Allocation Portfolio
------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           10.00           0.01           0.36           0.37

Moderate Allocation Portfolio
-----------------------------
Period Ended 6/30/2005 (Unaudited)(e)           10.00           0.01           0.30           0.31

Moderately Conservative Allocation Portfolio
--------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           10.00           0.01           0.24           0.25

Technology Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)           7.28          (0.01)         (0.46)         (0.47)
Year Ended 12/31/2004                            6.94           0.02           0.32           0.34
Year Ended 12/31/2003                            4.59          (0.01)          2.36           2.35
Year Ended 12/31/2002                            7.87          (0.01)         (3.27)         (3.28)
Period Ended 12/31/2001(f)                      10.00          (0.02)         (2.11)         (2.13)

Partner Small Cap Growth Portfolio
----------------------------------
Six Months Ended 6/30/2005 (Unaudited)          12.33          (0.04)         (0.46)         (0.50)
Year Ended 12/31/2004                           11.07          (0.07)          1.33           1.26
Year Ended 12/31/2003                            7.70          (0.04)          3.41           3.37
Year Ended 12/31/2002                           10.55          (0.04)         (2.81)         (2.85)
Period Ended 12/31/2001(g)                      10.00          (0.01)          0.56           0.55

Partner Small Cap Value Portfolio
---------------------------------
Six Months Ended 6/30/2005 (Unaudited)          16.56           0.03          (0.17)         (0.14)
Year Ended 12/31/2004                           13.73           0.07           2.95           3.02
Period Ended 12/31/2003(h)                      10.00           0.01           4.15           4.16

Small Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          14.74           0.01           0.19           0.20
Year Ended 12/31/2004                           12.34           0.01           2.56           2.57
Year Ended 12/31/2003                            8.81             --           3.53           3.53
Year Ended 12/31/2002                           11.09             --          (2.26)         (2.26)
Period Ended 12/31/2001(f)                      10.00           0.01           1.10           1.11

Small Cap Index Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          19.26           0.07           0.22           0.29
Year Ended 12/31/2004                           15.83           0.13           3.36           3.49
Year Ended 12/31/2003                           11.52           0.07           4.29           4.36
Year Ended 12/31/2002                           13.59           0.05          (2.07)         (2.02)
Year Ended 12/31/2001                           13.64           0.05           0.82           0.87
Year Ended 12/31/2000                           13.20           0.06           1.44           1.50


---------------------------------------------------------------------------------------------------------------------------
                               F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
---------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
---------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(e)             $--            $--            $--         $10.46

Moderately Aggressive Allocation Portfolio
------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)              --             --             --          10.37

Moderate Allocation Portfolio
-----------------------------
Period Ended 6/30/2005 (Unaudited)(e)              --             --             --          10.31

Moderately Conservative Allocation Portfolio
--------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)              --             --             --          10.25

Technology Portfolio
---------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.02)            --          (0.02)          6.79
Year Ended 12/31/2004                              --             --             --           7.28
Year Ended 12/31/2003                              --             --             --           6.94
Year Ended 12/31/2002                              --             --             --           4.59
Period Ended 12/31/2001(f)                         --             --             --           7.87

Partner Small Cap Growth Portfolio
----------------------------------
Six Months Ended 6/30/2005 (Unaudited)             --          (0.66)         (0.66)         11.17
Year Ended 12/31/2004                              --             --             --          12.33
Year Ended 12/31/2003                              --             --             --          11.07
Year Ended 12/31/2002                              --             --             --           7.70
Period Ended 12/31/2001(g)                         --             --             --          10.55

Partner Small Cap Value Portfolio
----------------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.04)         (0.48)         (0.52)         15.90
Year Ended 12/31/2004                              --          (0.19)         (0.19)         16.56
Period Ended 12/31/2003(h)                      (0.01)         (0.42)         (0.43)         13.73

Small Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.01)         (1.29)         (1.30)         13.64
Year Ended 12/31/2004                              --          (0.17)         (0.17)         14.74
Year Ended 12/31/2003                              --             --             --          12.34
Year Ended 12/31/2002                              --          (0.02)         (0.02)          8.81
Period Ended 12/31/2001(f)                      (0.01)         (0.01)         (0.02)         11.09

Small Cap Index Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.13)         (1.05)         (1.18)         18.37
Year Ended 12/31/2004                           (0.06)            --          (0.06)         19.26
Year Ended 12/31/2003                           (0.05)            --          (0.05)         15.83
Year Ended 12/31/2002                              --          (0.05)         (0.05)         11.52
Year Ended 12/31/2001                           (0.05)         (0.87)         (0.92)         13.59
Year Ended 12/31/2000                           (0.06)         (1.00)         (1.06)         13.64

The accompanying notes to the financial statements are an integral part of this schedule.


---------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
---------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
---------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           4.56%           $8.1          0.10%          0.17%

Moderately Aggressive Allocation Portfolio
------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           3.74%           18.1          0.10%          0.92%

Moderate Allocation Portfolio
-----------------------------
Period Ended 6/30/2005 (Unaudited)(e)           3.09%           33.0          0.12%          1.80%

Moderately Conservative Allocation Portfolio
--------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           2.45%           17.5          0.17%          2.45%

Technology Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)         (6.39)%          54.3          0.86%         (0.31)%
Year Ended 12/31/2004                           4.85%           56.6          0.73%          0.35%
Year Ended 12/31/2003                          51.36%           41.2          0.73%         (0.36)%
Year Ended 12/31/2002                         (41.71)%          13.3          0.74%         (0.50)%
Period Ended 12/31/2001(f)                    (21.30)%           8.8          0.75%         (0.40)%

Partner Small Cap Growth Portfolio
----------------------------------
Six Months Ended 6/30/2005 (Unaudited)         (4.07)%          53.1          1.00%         (0.67)%
Year Ended 12/31/2004                          11.32%           53.9          1.00%         (0.69)%
Year Ended 12/31/2003                          43.83%           40.1          1.00%         (0.57)%
Year Ended 12/31/2002                         (27.02)%          20.3          1.00%         (0.52)%
Period Ended 12/31/2001(g)                      5.50%            5.7          1.00%         (0.74)%

Partner Small Cap Value Portfolio
---------------------------------
Six Months Ended 6/30/2005 (Unaudited)         (0.86)%          94.0          0.89%          0.55%
Year Ended 12/31/2004                          22.26%           77.5          0.80%          0.51%
Period Ended 12/31/2003(h)                     41.55%           19.8          0.80%          0.12%

Small Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.51%          236.8          0.74%          0.18%
Year Ended 12/31/2004                          20.94%          216.8          0.76%          0.06%
Year Ended 12/31/2003                          40.19%          156.9          0.69%          0.00%
Year Ended 12/31/2002                         (20.41)%          87.9          0.69%          0.04%
Period Ended 12/31/2001(f)                     11.10%           23.7          0.70%          0.15%

Small Cap Index Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.55%          481.3          0.38%          0.77%
Year Ended 12/31/2004                          22.10%          485.9          0.34%          0.80%
Year Ended 12/31/2003                          38.16%          394.8          0.40%          0.52%
Year Ended 12/31/2002                         (14.87)%         273.4          0.40%          0.40%
Year Ended 12/31/2001                           6.38%          324.5          0.39%          0.40%
Year Ended 12/31/2000                          11.23%          304.7          0.35%          0.43%


-----------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------
Aggressive Allocation Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           1.92%         (1.64)%            3%

Moderately Aggressive Allocation Portfolio
------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           0.97%          0.05%             0%

Moderate Allocation Portfolio
-----------------------------
Period Ended 6/30/2005 (Unaudited)(e)           0.66%          1.27%             0%

Moderately Conservative Allocation Portfolio
--------------------------------------------
Period Ended 6/30/2005 (Unaudited)(e)           1.02%          1.60%             0%

Technology Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)          0.88%         (0.33)%           18%
Year Ended 12/31/2004                           0.90%          0.18%            59%
Year Ended 12/31/2003                           1.17%         (0.80)%           68%
Year Ended 12/31/2002                           1.59%         (1.35)%           57%
Period Ended 12/31/2001(f)                      1.76%         (1.41)%           44%

Partner Small Cap Growth Portfolio
----------------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.17%         (0.84)%           47%
Year Ended 12/31/2004                           1.19%         (0.88)%          255%
Year Ended 12/31/2003                           1.28%         (0.85)%           52%
Year Ended 12/31/2002                           1.11%         (0.63)%           29%
Period Ended 12/31/2001(g)                                                       0%

Partner Small Cap Value Portfolio
---------------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.90%          0.53%            27%
Year Ended 12/31/2004                           0.99%          0.32%           106%
Period Ended 12/31/2003(h)                      1.69%         (0.77)%           54%

Small Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.76%          0.16%            57%
Year Ended 12/31/2004                           0.78%          0.04%            93%
Year Ended 12/31/2003                           0.82%         (0.13)%          122%
Year Ended 12/31/2002                           0.96%         (0.23)%           92%
Period Ended 12/31/2001(f)                      1.35%         (0.50)%           46%

Small Cap Index Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.39%          0.77%             6%
Year Ended 12/31/2004                           0.39%          0.75%            21%
Year Ended 12/31/2003                           0.40%          0.52%            15%
Year Ended 12/31/2002                           0.40%          0.40%            17%
Year Ended 12/31/2001                           0.40%          0.39%            20%
Year Ended 12/31/2000                           0.40%          0.37%            46%


---------------------------------------------------------------------------------------------------------------------------

(a)	All per share amounts have been rounded to the nearest cent.

(b)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)	Computed on an annualized basis for periods less than one year.

(e)	Since inception, April 29, 2005.

(f)	Since inception, March 1, 2001.

(g)	Since inception, November 30, 2001.

(h)	Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


-----------------------------------------------------------------------------------------------------------------------
                         F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
-----------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ----------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)         $14.57          $0.01          $0.05          $0.06
Year Ended 12/31/2004                           13.08             --           1.49           1.49
Year Ended 12/31/2003                            9.63             --           3.45           3.45
Year Ended 12/31/2002                           13.04             --          (3.39)         (3.39)
Year Ended 12/31/2001                           17.59           0.01          (3.39)         (3.38)
Year Ended 12/31/2000                           16.62           0.07           2.24           2.31

Mid Cap Growth Portfolio II
----------------------------
Six Months Ended 6/30/2005 (Unaudited)           9.53           0.01           0.03           0.04
Year Ended 12/31/2004                            8.19             --           1.34           1.34
Year Ended 12/31/2003                            5.96          (0.03)          2.26           2.23
Year Ended 12/31/2002                           10.60          (0.02)         (4.60)         (4.62)
Period Ended 12/31/2001(e)                      10.00             --           0.60           0.60

Partner Mid Cap Value Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(f)           10.00           0.01           0.88           0.89

Mid Cap Stock Portfolio
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          11.66           0.02           0.41           0.43
Year Ended 12/31/2004                           10.04           0.02           1.70           1.72
Year Ended 12/31/2003                            7.60           0.02           2.44           2.46
Year Ended 12/31/2002                            9.02           0.02          (1.42)         (1.40)
Period Ended 12/31/2001(g)                      10.00           0.02          (0.98)         (0.96)

Mid Cap Index Portfolio
------------------------
Six Months Ended 6/30/2005 (Unaudited)          13.34           0.06           0.43           0.49
Year Ended 12/31/2004                           11.53           0.08           1.74           1.82
Year Ended 12/31/2003                            8.65           0.06           2.95           3.01
Year Ended 12/31/2002                           10.23           0.05          (1.54)         (1.49)
Period Ended 12/31/2001(g)                      10.00           0.06           0.25           0.31

Partner International Stock Portfolio
-------------------------------------
Six Months Ended 6/30/2005 (Unaudited)          12.12           0.15          (0.46)         (0.31)
Year Ended 12/31/2004                           10.62           0.13           1.52           1.65
Year Ended 12/31/2003                            8.23           0.11           2.41           2.52
Year Ended 12/31/2002                           10.02           0.10          (1.85)         (1.75)
Year Ended 12/31/2001                           13.83           0.07          (2.81)         (2.74)
Year Ended 12/31/2000                           16.93           0.06          (2.73)         (2.67)

Partner All Cap Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)           8.89           0.03           0.41           0.44
Year Ended 12/31/2004                            7.83           0.04           1.03           1.07
Year Ended 12/31/2003                            6.35           0.02           1.47           1.49
Year Ended 12/31/2002                           10.30          (0.01)         (3.93)         (3.94)
Period Ended 12/31/2001(e)                      10.00             --           0.30           0.30


-------------------------------------------------------------------------------------------------------------------------
                          F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
-------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                               -------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio
------------------------
Six Months Ended 6/30/2005 (Unaudited)            $--            $--            $--         $14.63
Year Ended 12/31/2004                              --             --             --          14.57
Year Ended 12/31/2003                              --             --             --          13.08
Year Ended 12/31/2002                           (0.02)            --          (0.02)          9.63
Year Ended 12/31/2001                           (0.07)         (1.10)         (1.17)         13.04
Year Ended 12/31/2000                              --          (1.34)         (1.34)         17.59

Mid Cap Growth Portfolio II
---------------------------
Six Months Ended 6/30/2005 (Unaudited)             --             --             --           9.57
Year Ended 12/31/2004                              --             --             --           9.53
Year Ended 12/31/2003                              --             --             --           8.19
Year Ended 12/31/2002                              --          (0.02)         (0.02)          5.96
Period Ended 12/31/2001(e)                         --             --             --          10.60

Partner Mid Cap Value Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(f)              --             --             --          10.89

Mid Cap Stock Portfolio
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.02)         (0.64)         (0.66)         11.43
Year Ended 12/31/2004                              --          (0.10)         (0.10)         11.66
Year Ended 12/31/2003                           (0.02)            --          (0.02)         10.04
Year Ended 12/31/2002                           (0.02)            --          (0.02)          7.60
Period Ended 12/31/2001(g)                      (0.02)            --          (0.02)          9.02

Mid Cap Index Portfolio
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.07)         (0.42)         (0.49)         13.34
Year Ended 12/31/2004                              --          (0.01)         (0.01)         13.34
Year Ended 12/31/2003                           (0.06)         (0.07)         (0.13)         11.53
Year Ended 12/31/2002                           (0.05)         (0.04)         (0.09)          8.65
Period Ended 12/31/2001(g)                      (0.06)         (0.02)         (0.08)         10.23

Partner International Stock Portfolio
-------------------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.14)            --          (0.14)         11.67
Year Ended 12/31/2004                           (0.15)            --          (0.15)         12.12
Year Ended 12/31/2003                           (0.13)            --          (0.13)         10.62
Year Ended 12/31/2002                           (0.04)            --          (0.04)          8.23
Year Ended 12/31/2001                           (0.05)         (1.02)         (1.07)         10.02
Year Ended 12/31/2000                              --          (0.43)         (0.43)         13.83

Partner All Cap Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.05)            --          (0.05)          9.28
Year Ended 12/31/2004                           (0.01)            --          (0.01)          8.89
Year Ended 12/31/2003                           (0.01)            --          (0.01)          7.83
Year Ended 12/31/2002                              --          (0.01)         (0.01)          6.35
Period Ended 12/31/2001(e)                         --             --             --          10.30

The accompanying notes to the financial statements are an integral part of this schedule.



------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio
------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.43%         $731.8          0.45%          0.10%
Year Ended 12/31/2004                          11.36%          784.9          0.45%          0.00%
Year Ended 12/31/2003                          35.92%          478.8          0.40%        (0.03)%
Year Ended 12/31/2002                        (26.09)%          348.8          0.40%        (0.06)%
Year Ended 12/31/2001                        (19.74)%          537.9          0.40%          0.12%
Year Ended 12/31/2000                          13.37%          588.6          0.40%          0.49%

Mid Cap Growth Portfolio II
---------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.39%           37.8          0.39%          0.18%
Year Ended 12/31/2004                          16.41%           38.4          0.47%        (0.04)%
Year Ended 12/31/2003                          37.34%           30.5          0.90%        (0.47)%
Year Ended 12/31/2002                        (43.66)%           17.6          0.90%        (0.36)%
Period Ended 12/31/2001(e)                      5.99%            6.1          0.90%        (0.53)%

Partner Mid Cap Value Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(f)           8.80%            7.3          2.02%          0.36%

Mid Cap Stock Portfolio
------------------------
Six Months Ended 6/30/2005 (Unaudited)          3.77%          143.0          0.78%          0.46%
Year Ended 12/31/2004                          17.24%          111.7          0.68%          0.26%
Year Ended 12/31/2003                          32.28%           73.4          0.68%          0.31%
Year Ended 12/31/2002                        (15.46)%           31.3          0.68%          0.36%
Period Ended 12/31/2001(g)                    (9.61)%           21.5          0.70%          0.41%

Mid Cap Index Portfolio
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          3.82%          159.0          0.44%          1.12%
Year Ended 12/31/2004                          15.75%          135.4          0.45%          0.77%
Year Ended 12/31/2003                          34.80%           76.2          0.36%          0.88%
Year Ended 12/31/2002                        (14.65)%           30.6          0.34%          0.79%
Period Ended 12/31/2001(g)                      3.11%           14.3          0.35%          0.80%

Partner International Stock Portfolio
-------------------------------------
Six Months Ended 6/30/2005 (Unaudited)        (2.61)%          797.9          0.94%          2.74%
Year Ended 12/31/2004                          15.65%          721.0          0.94%          1.18%
Year Ended 12/31/2003                          31.27%          420.7          0.85%          1.28%
Year Ended 12/31/2002                        (17.43)%          323.3          0.85%          1.08%
Year Ended 12/31/2001                        (21.03)%          440.0          0.85%          0.68%
Year Ended 12/31/2000                        (16.12)%          561.3          0.85%          0.44%

Partner All Cap Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          4.91%           69.3          0.95%          0.69%
Year Ended 12/31/2004                          13.64%           59.7          0.95%          0.55%
Year Ended 12/31/2003                          23.52%           48.6          0.95%          0.26%
Year Ended 12/31/2002                        (38.33)%           35.5          0.95%        (0.18)%
Period Ended 12/31/2001(e)                      3.10%            6.4          0.95%        (0.36)%


------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio
------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.46%          0.10%            87%
Year Ended 12/31/2004                           0.46%        (0.01)%           150%
Year Ended 12/31/2003                           0.44%        (0.07)%            79%
Year Ended 12/31/2002                           0.45%        (0.11)%            51%
Year Ended 12/31/2001                                                          121%
Year Ended 12/31/2000                                                          117%

Mid Cap Growth Portfolio II
----------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.11%         (0.55)%           89%
Year Ended 12/31/2004                           1.16%         (0.73)%          227%
Year Ended 12/31/2003                           1.34%         (0.91)%          105%
Year Ended 12/31/2002                           1.02%         (0.48)%          171%
Period Ended 12/31/2001(e)                                                      15%

Partner Mid Cap Value Portfolio
-------------------------------
Period Ended 6/30/2005 (Unaudited)(f)           2.03%          0.35%            11%

Mid Cap Stock Portfolio
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          0.80%          0.44%            57%
Year Ended 12/31/2004                           0.82%          0.12%           126%
Year Ended 12/31/2003                           1.01%        (0.02)%            85%
Year Ended 12/31/2002                           1.05%        (0.01)%            59%
Period Ended 12/31/2001(g)                      1.45%        (0.34)%            95%

Mid Cap Index Portfolio
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          0.45%          1.11%             6%
Year Ended 12/31/2004                           0.46%          0.76%            23%
Year Ended 12/31/2003                           0.64%          0.60%            25%
Year Ended 12/31/2002                           0.83%          0.30%            14%
Period Ended 12/31/2001(g)                      1.13%          0.02%            20%

Partner International Stock Portfolio
-------------------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.94%          2.74%            26%
Year Ended 12/31/2004                           0.94%          1.18%            63%
Year Ended 12/31/2003                           0.96%          1.17%            26%
Year Ended 12/31/2002                           0.95%          0.98%            20%
Year Ended 12/31/2001                                                           30%
Year Ended 12/31/2000                                                           38%

Partner All Cap Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.09%          0.55%            77%
Year Ended 12/31/2004                           1.13%          0.37%           172%
Year Ended 12/31/2003                           1.12%          0.09%           163%
Year Ended 12/31/2002                           1.03%        (0.26)%           192%
Period Ended 12/31/2001(e)                                                      29%

------------------------------------------------------------------------------------------------------------------

(a)	All per share amounts have been rounded to the nearest cent.

(b)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)	Computed on an annualized basis for periods less than one year.

(e)	Since inception, November 30, 2001.

(f)	Since inception, April 29, 2005.

(g)	Since inception, March 1, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.



Thrivent Mutual Funds
Financial Highlights - continued

------------------------------------------------------------------------------------------------------------------
                       F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
------------------------------------------------------------------------------------------------------------------
                                                                 Income from Investment Operations
                                                          ----------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)         $14.76          $0.04         $(0.22)        $(0.18)
Year Ended 12/31/2004                           13.78           0.11           0.94           1.05
Year Ended 12/31/2003                           10.62           0.07           3.15           3.22
Year Ended 12/31/2002                           15.25           0.07          (4.63)         (4.56)
Year Ended 12/31/2001                           24.06           0.07          (4.13)         (4.06)
Year Ended 12/31/2000                           30.24           0.13          (1.18)         (1.05)

Large Cap Growth Portfolio II
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)           9.77           0.03          (0.15)         (0.12)
Year Ended 12/31/2004                            9.08           0.08           0.61           0.69
Year Ended 12/31/2003                            7.40           0.01           1.68           1.69
Year Ended 12/31/2002                           10.08           0.01          (2.68)         (2.67)
Period Ended 12/31/2001(e)                      10.00             --           0.08           0.08

Partner Growth Stock Portfolio
------------------------------
Six Months Ended 6/30/2005 (Unaudited)          11.21           0.01          (0.16)         (0.15)
Year Ended 12/31/2004                           10.19           0.07           0.95           1.02
Year Ended 12/31/2003                            7.79           0.02           2.40           2.42
Year Ended 12/31/2002                           10.16           0.01          (2.37)         (2.36)
Period Ended 12/31/2001(e)                      10.00             --           0.16           0.16

Large Cap Value Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          11.14           0.07           0.01           0.08
Year Ended 12/31/2004                            9.76           0.13           1.25           1.38
Year Ended 12/31/2003                            7.74           0.09           2.02           2.11
Year Ended 12/31/2002                           10.14           0.07          (2.39)         (2.32)
Period Ended 12/31/2001(e)                      10.00           0.01           0.13           0.14

Large Cap Stock Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)           9.28           0.03          (0.09)         (0.06)
Year Ended 12/31/2004                            8.56           0.10           0.62           0.72
Year Ended 12/31/2003                            7.08           0.04           1.48           1.52
Year Ended 12/31/2002                            9.19           0.04          (2.11)         (2.07)
Period Ended 12/31/2001(f)                      10.00           0.03          (0.81)         (0.78)

Large Cap Index Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          21.63           0.16          (0.33)         (0.17)
Year Ended 12/31/2004                           19.79           0.34           1.73           2.07
Year Ended 12/31/2003                           15.68           0.24           4.10           4.34
Year Ended 12/31/2002                           20.26           0.23          (4.73)         (4.50)
Year Ended 12/31/2001                           24.12           0.21          (3.13)         (2.92)
Year Ended 12/31/2000                           27.10           0.23          (2.70)         (2.47)

Real Estate Securities Portfolio
--------------------------------
Six Months Ended 6/30/2005 (Unaudited)          17.04           0.22           0.69           0.91
Year Ended 12/31/2004                           12.66           0.37           4.07           4.44
Period Ended 12/31/2003(g)                      10.00           0.20           2.80           3.00

Balanced Portfolio
-------------------
Six Months Ended 6/30/2005 (Unaudited)          15.28           0.20          (0.15)          0.05
Year Ended 12/31/2004                           14.45           0.37           0.78           1.15
Year Ended 12/31/2003                           12.75           0.33           1.78           2.11
Year Ended 12/31/2002                           14.38           0.39          (1.72)         (1.33)
Year Ended 12/31/2001                           15.45           0.40          (0.94)         (0.54)
Year Ended 12/31/2000                           16.72           0.56          (0.67)         (0.11)


--------------------------------------------------------------------------------------------------------------------
                       F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
--------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)         $(0.12)           $--         $(0.12)        $14.46
Year Ended 12/31/2004                           (0.07)            --          (0.07)         14.76
Year Ended 12/31/2003                           (0.06)            --          (0.06)         13.78
Year Ended 12/31/2002                           (0.07)            --          (0.07)         10.62
Year Ended 12/31/2001                           (0.05)         (4.70)         (4.75)         15.25
Year Ended 12/31/2000                           (0.08)         (5.05)         (5.13)         24.06

Large Cap Growth Portfolio II
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.08)            --          (0.08)          9.57
Year Ended 12/31/2004                              --             --             --           9.77
Year Ended 12/31/2003                           (0.01)            --          (0.01)          9.08
Year Ended 12/31/2002                           (0.01)            --          (0.01)          7.40
Period Ended 12/31/2001(e)                         --             --             --          10.08

Partner Growth Stock Portfolio
------------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.05)            --          (0.05)         11.01
Year Ended 12/31/2004                              --             --             --          11.21
Year Ended 12/31/2003                           (0.02)            --          (0.02)         10.19
Year Ended 12/31/2002                           (0.01)            --          (0.01)          7.79
Period Ended 12/31/2001(e)                         --             --             --          10.16

Large Cap Value Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.13)            --          (0.13)         11.09
Year Ended 12/31/2004                              --             --             --          11.14
Year Ended 12/31/2003                           (0.09)            --          (0.09)          9.76
Year Ended 12/31/2002                           (0.08)            --          (0.08)          7.74
Period Ended 12/31/2001(e)                         --             --             --          10.14

Large Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.08)         (0.07)         (0.15)          9.07
Year Ended 12/31/2004                              --             --             --           9.28
Year Ended 12/31/2003                           (0.04)            --          (0.04)          8.56
Year Ended 12/31/2002                           (0.04)            --          (0.04)          7.08
Period Ended 12/31/2001(f)                      (0.03)            --          (0.03)          9.19

Large Cap Index Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.34)            --          (0.34)         21.12
Year Ended 12/31/2004                           (0.23)            --          (0.23)         21.63
Year Ended 12/31/2003                           (0.23)            --          (0.23)         19.79
Year Ended 12/31/2002                              --          (0.08)         (0.08)         15.68
Year Ended 12/31/2001                           (0.21)         (0.73)         (0.94)         20.26
Year Ended 12/31/2000                           (0.23)         (0.28)         (0.51)         24.12

Real Estate Securities Portfolio
--------------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.24)         (0.71)         (0.95)         17.00
Year Ended 12/31/2004                              --          (0.06)         (0.06)         17.04
Period Ended 12/31/2003(g)                      (0.20)         (0.14)         (0.34)         12.66

Balanced Portfolio
------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.38)            --          (0.38)         14.95
Year Ended 12/31/2004                           (0.32)            --          (0.32)         15.28
Year Ended 12/31/2003                           (0.41)            --          (0.41)         14.45
Year Ended 12/31/2002                              --          (0.30)         (0.30)         12.75
Year Ended 12/31/2001                           (0.45)         (0.08)         (0.53)         14.38
Year Ended 12/31/2000                           (0.56)         (0.60)         (1.16)         15.45

The accompanying notes to the financial statements are an integral part of this schedule.


--------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
--------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)        (1.24)%       $2,296.7          0.45%          0.54%
Year Ended 12/31/2004                           7.68%        2,448.2          0.45%          0.79%
Year Ended 12/31/2003                          30.49%        2,478.8          0.40%          0.56%
Year Ended 12/31/2002                        (29.99)%        2,004.7          0.40%          0.48%
Year Ended 12/31/2001                        (19.13)%        3,607.7          0.40%          0.43%
Year Ended 12/31/2000                         (4.95)%        4,695.7          0.40%          0.48%

Large Cap Growth Portfolio II
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)        (1.21)%           42.2          0.40%          0.59%
Year Ended 12/31/2004                           7.56%           43.9          0.38%          0.87%
Year Ended 12/31/2003                          22.75%           39.1          0.80%          0.10%
Year Ended 12/31/2002                        (26.53)%           24.5          0.80%          0.12%
Period Ended 12/31/2001(e)                      0.89%            5.9          0.80%          0.05%

Partner Growth Stock Portfolio
------------------------------
Six Months Ended 6/30/2005 (Unaudited)        (1.25)%          115.7          0.90%          0.31%
Year Ended 12/31/2004                           9.95%          107.4          0.80%          0.64%
Year Ended 12/31/2003                          31.05%           69.7          0.80%          0.26%
Year Ended 12/31/2002                        (23.20)%           36.8          0.80%          0.26%
Period Ended 12/31/2001(e)                      1.63%            6.2          0.80%          0.37%

Large Cap Value Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.74%          418.5          0.65%          1.49%
Year Ended 12/31/2004                          14.13%          351.2          0.66%          1.52%
Year Ended 12/31/2003                          27.08%          220.4          0.60%          1.41%
Year Ended 12/31/2002                        (22.85)%           95.1          0.60%          1.39%
Period Ended 12/31/2001(e)                      1.44%            6.9          0.60%          0.87%

Large Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)         (0.69)%         509.9          0.72%          0.87%
Year Ended 12/31/2004                           8.49%          442.9          0.72%          1.16%
Year Ended 12/31/2003                          21.36%          282.4          0.64%          0.80%
Year Ended 12/31/2002                        (22.50)%           76.6          0.64%          0.67%
Period Ended 12/31/2001(f)                    (7.78)%           51.7          0.65%          0.60%

Large Cap Index Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)        (0.84)%          818.2          0.35%          1.52%
Year Ended 12/31/2004                          10.56%          831.9          0.32%          1.70%
Year Ended 12/31/2003                          28.21%          725.0          0.36%          1.42%
Year Ended 12/31/2002                        (22.21)%          535.0          0.36%          1.24%
Year Ended 12/31/2001                        (12.15)%          755.4          0.34%          0.98%
Year Ended 12/31/2000                         (9.18)%          904.8          0.31%          0.87%

Real Estate Securities Portfolio
--------------------------------
Six Months Ended 6/30/2005 (Unaudited)          6.03%          229.8          0.87%          3.38%
Year Ended 12/31/2004                          35.19%          175.0          0.79%          2.60%
Period Ended 12/31/2003(g)                     30.02%           51.8          0.80%          4.87%

Balanced Portfolio
------------------
Six Months Ended 6/30/2005 (Unaudited)          0.34%          713.2          0.37%          2.52%
Year Ended 12/31/2004                           8.09%          748.7          0.33%          2.54%
Year Ended 12/31/2003                          17.17%          721.1          0.36%          2.49%
Year Ended 12/31/2002                         (9.25)%          620.7          0.36%          2.81%
Year Ended 12/31/2001                         (3.49)%          744.4          0.35%          2.70%
Year Ended 12/31/2000                         (0.67)%          803.6          0.32%          3.41%




--------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
--------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio
--------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.45%          0.54%            60%
Year Ended 12/31/2004                           0.45%          0.79%           104%
Year Ended 12/31/2003                           0.42%          0.54%           101%
Year Ended 12/31/2002                           0.42%          0.46%            83%
Year Ended 12/31/2001                                                           94%
Year Ended 12/31/2000                                                          108%

Large Cap Growth Portfolio II
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.01%        (0.02)%            62%
Year Ended 12/31/2004                           1.08%          0.17%           177%
Year Ended 12/31/2003                           1.26%        (0.36)%           261%
Year Ended 12/31/2002                           0.90%          0.02%           214%
Period Ended 12/31/2001(e)                                                      13%

Partner Growth Stock Portfolio
------------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.90%          0.31%            18%
Year Ended 12/31/2004                           0.92%          0.52%            33%
Year Ended 12/31/2003                           0.96%          0.10%            41%
Year Ended 12/31/2002                           0.89%          0.17%            37%
Period Ended 12/31/2001(e)                                                       3%

Large Cap Value Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.66%          1.48%            19%
Year Ended 12/31/2004                           0.66%          1.52%            51%
Year Ended 12/31/2003                           0.68%          1.33%            32%
Year Ended 12/31/2002                           0.66%          1.33%           104%
Period Ended 12/31/2001(e)                                                       0%

Large Cap Stock Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.73%          0.86%            34%
Year Ended 12/31/2004                           0.73%          1.15%            68%
Year Ended 12/31/2003                           0.77%          0.67%            33%
Year Ended 12/31/2002                           0.86%          0.45%             7%
Period Ended 12/31/2001(f)                      1.04%          0.21%             1%

Large Cap Index Portfolio
-------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.35%          1.51%             2%
Year Ended 12/31/2004                           0.37%          1.65%             6%
Year Ended 12/31/2003                           0.36%          1.42%             1%
Year Ended 12/31/2002                           0.36%          1.24%             6%
Year Ended 12/31/2001                           0.35%          0.97%             4%
Year Ended 12/31/2000                           0.34%          0.84%             4%

Real Estate Securities Portfolio
--------------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.88%          3.36%            72%
Year Ended 12/31/2004                           0.90%          2.49%           119%
Period Ended 12/31/2003(g)                      1.11%          4.56%            45%

Balanced Portfolio
------------------
Six Months Ended 6/30/2005 (Unaudited)          0.38%          2.51%            62%
Year Ended 12/31/2004                           0.37%          2.50%           119%
Year Ended 12/31/2003                           0.36%          2.49%            69%
Year Ended 12/31/2002                           0.36%          2.81%            25%
Year Ended 12/31/2001                           0.35%          2.70%            29%
Year Ended 12/31/2000                           0.35%          3.38%            18%

--------------------------------------------------------------------------------------------------------------------

(a)	All per share amounts have been rounded to the nearest cent.

(b)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)	Computed on an annualized basis for periods less than one year.

(e)	Since inception, November 30, 2001.

(f)	Since inception, March 1, 2001.

(g)	Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued

------------------------------------------------------------------------------------------------------------------
                     F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)          $5.22          $0.20         $(0.13)         $0.07
Year Ended 12/31/2004                            5.14           0.42           0.08           0.50
Year Ended 12/31/2003                            4.40           0.44           0.73           1.17
Year Ended 12/31/2002                            5.41           0.56          (1.01)         (0.45)
Year Ended 12/31/2001                            6.39           0.78          (0.98)         (0.20)
Year Ended 12/31/2000                            9.09           0.99          (2.70)         (1.71)

High Yield Portfolio II
-----------------------
Six Months Ended 6/30/2005 (Unaudited)           6.80           0.24          (0.16)          0.08
Year Ended 12/31/2004                            6.74           0.46           0.06           0.52
Year Ended 12/31/2003                            5.81           0.50           0.93           1.43
Year Ended 12/31/2002                            6.33           0.52          (0.52)            --
Year Ended 12/31/2001                            6.84           0.60          (0.50)          0.10
Year Ended 12/31/2000                            7.69           0.74          (0.85)         (0.11)

Income Portfolio
-----------------
Six Months Ended 6/30/2005 (Unaudited)          10.23           0.24          (0.02)          0.22
Year Ended 12/31/2004                           10.20           0.44           0.03           0.47
Year Ended 12/31/2003                            9.83           0.45           0.37           0.82
Year Ended 12/31/2002                            9.80           0.51           0.03           0.54
Year Ended 12/31/2001                            9.71           0.61           0.09           0.70
Year Ended 12/31/2000                            9.41           0.64           0.30           0.94

Bond Index Portfolio
---------------------
Six Months Ended 6/30/2005 (Unaudited)          10.52           0.21           0.04           0.25
Year Ended 12/31/2004                           10.58           0.43          (0.02)          0.41
Year Ended 12/31/2003                           10.66           0.42          (0.05)          0.37
Year Ended 12/31/2002                           10.24           0.51           0.46           0.97
Year Ended 12/31/2001                           10.03           0.55           0.27           0.82
Year Ended 12/31/2000                            9.60           0.64           0.43           1.07

Limited Maturity Bond Portfolio
-------------------------------
Six Months Ended 6/30/2005 (Unaudited)          10.09           0.18          (0.07)          0.11
Year Ended 12/31/2004                           10.21           0.29          (0.10)          0.19
Year Ended 12/31/2003                           10.16           0.29           0.15           0.44
Year Ended 12/31/2002                            9.91           0.32           0.25           0.57
Period Ended 12/31/2001(e)                      10.00           0.03          (0.09)         (0.06)

Mortgage Securities Portfolio
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)           9.99           0.21          (0.04)          0.17
Year Ended 12/31/2004                            9.99           0.40             --           0.40
Period Ended 12/31/2003(f)                      10.00           0.19          (0.01)          0.18

Money Market Portfolio
----------------------
Six Months Ended 6/30/2005 (Unaudited)           1.00           0.01             --           0.01
Year Ended 12/31/2004                            1.00           0.01             --           0.01
Year Ended 12/31/2003                            1.00           0.01             --           0.01
Year Ended 12/31/2002                            1.00           0.01             --           0.01
Year Ended 12/31/2001                            1.00           0.04             --           0.04
Year Ended 12/31/2000                            1.00           0.06             --           0.06


------------------------------------------------------------------------------------------------------------------
              F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)         $(0.20)           $--         $(0.20)         $5.09
Year Ended 12/31/2004                           (0.42)            --          (0.42)          5.22
Year Ended 12/31/2003                           (0.43)            --          (0.43)          5.14
Year Ended 12/31/2002                           (0.56)            --          (0.56)          4.40
Year Ended 12/31/2001                           (0.78)            --          (0.78)          5.41
Year Ended 12/31/2000                           (0.99)            --          (0.99)          6.39

High Yield Portfolio II
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.24)            --          (0.24)          6.64
Year Ended 12/31/2004                           (0.46)            --          (0.46)          6.80
Year Ended 12/31/2003                           (0.50)            --          (0.50)          6.74
Year Ended 12/31/2002                           (0.52)            --          (0.52)          5.81
Year Ended 12/31/2001                           (0.61)            --          (0.61)          6.33
Year Ended 12/31/2000                           (0.74)            --          (0.74)          6.84

Income Portfolio
----------------
Six Months Ended 6/30/2005 (Unaudited)          (0.24)         (0.04)         (0.28)         10.17
Year Ended 12/31/2004                           (0.44)            --          (0.44)         10.23
Year Ended 12/31/2003                           (0.45)            --          (0.45)         10.20
Year Ended 12/31/2002                           (0.51)            --          (0.51)          9.83
Year Ended 12/31/2001                           (0.61)            --          (0.61)          9.80
Year Ended 12/31/2000                           (0.64)            --          (0.64)          9.71

Bond Index Portfolio
---------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.22)            --          (0.22)         10.55
Year Ended 12/31/2004                           (0.43)         (0.04)         (0.47)         10.52
Year Ended 12/31/2003                           (0.45)            --          (0.45)         10.58
Year Ended 12/31/2002                           (0.55)            --          (0.55)         10.66
Year Ended 12/31/2001                           (0.61)            --          (0.61)         10.24
Year Ended 12/31/2000                           (0.64)            --          (0.64)         10.03

Limited Maturity Bond Portfolio
-------------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.18)            --          (0.18)         10.02
Year Ended 12/31/2004                           (0.29)         (0.02)         (0.31)         10.09
Year Ended 12/31/2003                           (0.29)         (0.10)         (0.39)         10.21
Year Ended 12/31/2002                           (0.32)            --          (0.32)         10.16
Period Ended 12/31/2001(e)                      (0.03)            --          (0.03)          9.91

Mortgage Securities Portfolio
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.21)            --          (0.21)          9.95
Year Ended 12/31/2004                           (0.39)         (0.01)         (0.40)          9.99
Period Ended 12/31/2003(f)                      (0.19)            --          (0.19)          9.99

Money Market Portfolio
----------------------
Six Months Ended 6/30/2005 (Unaudited)          (0.01)            --          (0.01)          1.00
Year Ended 12/31/2004                           (0.01)            --          (0.01)          1.00
Year Ended 12/31/2003                           (0.01)            --          (0.01)          1.00
Year Ended 12/31/2002                           (0.01)            --          (0.01)          1.00
Year Ended 12/31/2001                           (0.04)            --          (0.04)          1.00
Year Ended 12/31/2000                           (0.06)            --          (0.06)          1.00

The accompanying notes to the financial statements are an integral part of this schedule.


----------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
----------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
----------------------------------------------------------------------------------------------------------------
High Yield Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)          1.50%         $844.0          0.45%          7.99%
Year Ended 12/31/2004                          10.14%          884.5          0.45%          8.21%
Year Ended 12/31/2003                          28.00%          851.5          0.40%          9.22%
Year Ended 12/31/2002                         (8.65)%          719.9          0.40%         11.64%
Year Ended 12/31/2001                         (3.60)%        1,007.7          0.40%         12.95%
Year Ended 12/31/2000                        (20.56)%        1,150.3          0.40%         12.16%

High Yield Portfolio II
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          1.18%          100.7          0.49%          7.22%
Year Ended 12/31/2004                           8.02%          105.1          0.49%          6.89%
Year Ended 12/31/2003                          25.41%           76.0          0.41%          7.86%
Year Ended 12/31/2002                           0.40%           41.1          0.40%          8.89%
Year Ended 12/31/2001                           1.41%           34.5          0.40%          9.01%
Year Ended 12/31/2000                         (1.46)%           33.6          0.40%         10.19%

Income Portfolio
----------------
Six Months Ended 6/30/2005 (Unaudited)          2.15%          962.0          0.45%          4.68%
Year Ended 12/31/2004                           4.74%          985.1          0.45%          4.36%
Year Ended 12/31/2003                           8.51%        1,067.1          0.40%          4.47%
Year Ended 12/31/2002                           5.75%        1,146.3          0.40%          5.29%
Year Ended 12/31/2001                           7.38%        1,224.2          0.40%          6.12%
Year Ended 12/31/2000                          10.36%        1,095.0          0.40%          6.83%

Bond Index Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)          2.40%          286.4          0.40%          4.12%
Year Ended 12/31/2004                           3.91%          275.6          0.40%          3.99%
Year Ended 12/31/2003                           3.59%          244.7          0.34%          3.90%
Year Ended 12/31/2002                           9.68%          183.9          0.35%          4.87%
Year Ended 12/31/2001                           8.47%           99.7          0.35%          5.28%
Year Ended 12/31/2000                          11.45%           59.9          0.35%          6.54%

Limited Maturity Bond Portfolio
-------------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.04%          356.6          0.45%          3.60%
Year Ended 12/31/2004                           1.89%          316.2          0.46%          2.84%
Year Ended 12/31/2003                           4.48%          218.8          0.40%          2.85%
Year Ended 12/31/2002                           5.78%          159.3          0.40%          3.11%
Period Ended 12/31/2001(e)                    (0.61)%           21.5          0.40%          3.24%

Mortgage Securities Portfolio
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)          1.75%           67.5          0.61%          4.25%
Year Ended 12/31/2004                           4.02%           57.4          0.49%          4.02%
Period Ended 12/31/2003(f)                      1.85%           27.9          0.50%          2.94%

Money Market Portfolio
----------------------
Six Months Ended 6/30/2005 (Unaudited)          1.15%          327.1          0.46%          2.31%
Year Ended 12/31/2004                           0.97%          323.2          0.46%          1.00%
Year Ended 12/31/2003                           0.84%          289.3          0.40%          0.84%
Year Ended 12/31/2002                           1.50%          318.9          0.40%          1.49%
Year Ended 12/31/2001                           3.96%          407.7          0.40%          3.76%
Year Ended 12/31/2000                           6.21%          291.7          0.40%          6.03%


----------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
----------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
----------------------------------------------------------------------------------------------------------------
High Yield Portfolio
--------------------
Six Months Ended 6/30/2005 (Unaudited)          0.45%          7.99%            27%
Year Ended 12/31/2004                           0.45%          8.21%            71%
Year Ended 12/31/2003                           0.43%          9.19%            86%
Year Ended 12/31/2002                           0.43%         11.61%            79%
Year Ended 12/31/2001                                                           80%
Year Ended 12/31/2000                                                           62%

High Yield Portfolio II
-----------------------
Six Months Ended 6/30/2005 (Unaudited)          0.50%          7.20%            34%
Year Ended 12/31/2004                           0.51%          6.87%            91%
Year Ended 12/31/2003                           0.59%          7.68%            96%
Year Ended 12/31/2002                           0.64%          8.65%           100%
Year Ended 12/31/2001                           0.65%          8.76%            76%
Year Ended 12/31/2000                           0.53%         10.06%            99%

Income Portfolio
----------------
Six Months Ended 6/30/2005 (Unaudited)          0.45%          4.68%           121%
Year Ended 12/31/2004                           0.45%          4.36%           207%
Year Ended 12/31/2003                           0.42%          4.45%           251%
Year Ended 12/31/2002                           0.43%          5.26%           151%
Year Ended 12/31/2001                                                          190%
Year Ended 12/31/2000                                                          136%

Bond Index Portfolio
---------------------
Six Months Ended 6/30/2005 (Unaudited)          0.41%          4.11%           179%
Year Ended 12/31/2004                           0.41%          3.98%           349%
Year Ended 12/31/2003                           0.41%          3.83%           213%
Year Ended 12/31/2002                           0.44%          4.78%            38%
Year Ended 12/31/2001                           0.49%          5.14%            51%
Year Ended 12/31/2000                           0.44%          6.45%            27%

Limited Maturity Bond Portfolio
-------------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.46%          3.59%           164%
Year Ended 12/31/2004                           0.46%          2.84%           219%
Year Ended 12/31/2003                           0.46%          2.79%           255%
Year Ended 12/31/2002                           0.46%          3.05%           236%
Period Ended 12/31/2001(e)                                                      24%

Mortgage Securities Portfolio
-----------------------------
Six Months Ended 6/30/2005 (Unaudited)          0.62%          4.24%           334%
Year Ended 12/31/2004                           0.63%          3.88%           684%
Period Ended 12/31/2003(f)                      0.79%          2.65%           921%

Money Market Portfolio
----------------------
Six Months Ended 6/30/2005 (Unaudited)          0.46%          2.31%            N/A
Year Ended 12/31/2004                           0.47%          0.99%            N/A
Year Ended 12/31/2003                           0.45%          0.79%            N/A
Year Ended 12/31/2002                           0.44%          1.45%            N/A
Year Ended 12/31/2001                                                           N/A
Year Ended 12/31/2000                                                           N/A


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, November 30, 2001.

(f) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.


Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund's Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule Of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund's Forms N-Q by calling 1-800-947-4836. The Fund's Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements

At its meeting on February 8, 2005, the Board of Directors, including the Independent Directors of Thrivent Series Fund, Inc. (the "Fund"), unanimously voted to approve (1) the new investment advisory agreement ("Advisory Agreement") between the Fund and Thrivent Financial for Lutherans (the "Adviser") ") with respect to Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, and Thrivent Moderately Conservative Allocation Portfolio (together, the "Allocation Portfolios"), and Thrivent Partner Mid Cap Value Portfolio, and (2) the new investment subadvisory agreement ("Subadvisory Agreement") between the Fund, the Adviser, and Goldman Sachs Asset Management, L.P. ("GSAM") with respect to Thrivent Partner Mid Cap Value Portfolio. Each of the foregoing Portfolios was newly organized and hold no operating history of its own. In connection with its approval of the Advisory Agreement and the Subadvisory Agreement, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Adviser or GSAM.

2. The investment performance of the Portfolios underlying the Allocation Portfolios and the experience of GSAM.

3. The costs of the services to be provided and profits anticipated to be realized by the Adviser or GSAM.

4. The extent to which economies of scale may be realized as the Funds grow.

5. Whether fee breakpoint levels reflect these economies of scale for the benefit of the Fund's shareholders.

In connection with its recommendation of the Advisory Agreement and the Subadvisory Agreement, on February 7, 2005, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Board) reviewed information presented by Fund management addressing the factors listed above. This information included a pro forma expense report that compared the advisory fees and the total operating expenses of each of the Portfolios to a peer group of comparable mutual funds; and information regarding the types of services furnished to thePortfolios and , personnel providing the services. In addition, Contracts Committee reviewed the Adviser's Statement of Operations for the Twelve Months ended December 31, 2004, and it considered other reports provided to the Contracts Committee and the Board during 2004 with respect to the contracts provided for each Portfolio, the profit realized by the Adviser for the services it provides to the other Portfolios of the Fund, staff additions, systems improvements and the Adviser's plans for further staff additions; and performance information prepared by management. The Contracts Committees also received a presentation by representatives of GSAM.

The Contracts Committee was represented by independent counsel throughout these meetings and during a private session of the Independent Directors to consider reapproval of the Advisory Agreement. The Contracts Committee also considered a memorandum it previously received from independent counsel, which summarized the responsibilities of the Directors under the Investment Company Act in reviewing advisory contracts. The Contracts Committee's and the Board's consideration of the factors listed above and information provided to it is discussed below.

Additional Information
(unaudited)

Nature, Extent and Quality of Services
---------------------------------------

Four of the five new Portfolios are Allocation Portfolios that consist of other Portfolios of the Fund. At each of the quarterly meetings of the Fund during 2004, management presented information describing the services furnished to the Fund by the Adviser to the underlying Portfolios under the current Advisory, Administration, and Accounting Services Agreements, which also will apply to the new Portfolos. During these meetings, management reported on the investment management, portfolio trading and compliance functions provided to the Fund under the current Advisory Agreement. The Contracts Committee considered information relating to the investment experience and educational backgrounds of portfolio managers, research analysts and trading desk personnel.

The Board had received reports at each of its quarterly meetings from the Fund's Chief Investment Officer and the directors of equity and fixed income investing. In addition, the Board noted that it had, over the past year, met with a majority of the Fund's portfolio managers, the head of the research area and the lead trader for equities, which gave the Board an opportunity to evaluate their abilities, experience, and the quality of service they provide to the Portfolios underlying the Allocation Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser, and the Adviser's oversight of subadvisers of the Fund. The Board considered the importance of the compliance and oversight functions to the successful operation of the Fund, and expressed satisfaction with the quality of service provided by the Adviser.

At prior meetings, management had also reviewed with the Board its commitment to enhance its investment management capabilities. Recent portfolio manager, research analyst and trading desk personnel changes were highlighted as examples of the Adviser's commitment to the Fund. Management had also reviewed investments in systems technology to improve trading, portfolio compliance and investment reporting functions. The Board viewed these actions as a significant factor in approving the new Advisory Agreement as they demonstrated the Adviser's commitment to provide the Portfolios with quality service and competitive investment performance.

During meetings in 2004, management had reviewed with the Contracts Committee and the Board the administrative and accounting services provided to the Fund under the Advisory, Administration and Accounting Services Agreements. These services include, among others, accounting, financial reporting, legal, compliance, record keeping and internal audit. The Board considered the necessity of these services for the continued successful operation of the new Portfolios, and evaluated the quality of the services. As part of this review, the Board also generally considered the experience and skill levels of personnel providing these services. The Board concluded that the Adviser has provided a consistent, high level of quality service for these essential functions to the existing Portfolios, which also was a significant factor in the Board's approval of the Advisory Agreement.

The presentation provided by GSAM reviewed the management organization of GSAM, information regarding the portfolio management personnel for Thrivent Partner Mid Cap Value Portfolio, and the investment strategies and the risk-management philosophy for the new Portfolio.

Investment Performance
-----------------------

The Board receives regular monthly reports that show relative investment performances of each Portfolio for periods ranging from one month to ten years. Frames of reference are each Portfolio's performance percentile ranking in its respective investment style category, according to both the Lipper and Morningstar data services. This information is critically reviewed with management at each quarterly Board meeting. At the February, 2005 Board meeting, the Board reviewed data for the Portfolios underlying the four Allocation Portfolios for the period ended December 31, 2004. This information showed overall improved performance over the previous year, which coincided with portfolio management changes made by the Adviser over that period. Management also discussed with the Board its initiative to build competitive long-term performance track records, focussing on 3, 5 and 10 year performance. Since each of the new Thrivent Allocation Portfolios will be investing in other Portfolios of the Fund, the Contracts Committee considered the improving performance of the other Portfolios of the Fund and the Adviser's initiative to build competitive performance as important factors in approving the new Advisory Agreement. The Contracts Committees also considered information provided by Fund management and GSAM regarding the relative performance of GSAM's composite mid cap value portfolio and noted that it outperformed its benchmark in four of the five previous years.

Additional Information
(unaudited)

Cost of Services and Profitability to Adviser
----------------------------------------------

The Contracts Committee reviewed the Adviser's Statement of Operations for the Twelve Months ended December 31, 2004. The Board reviewed the comparative income, expense and profit margins for each of the other Portfolios of the Fund and noted the Adviser's commitment to provide additional resources to enhance its investment management capabilities. It also reviewed revenues and expenses of the Adviser relating to the accounting and administration services it provides to the Fund under separate agreements.

From its review of the pro forma expense report for the new Portfolios and the expense and profit information provided by the Adviser with respect to the other Portfolios of the Fund, the Contracts Committee concluded that the anticipated profit earned by the Adviser for investment management, accounting and administrative services was reasonable in light of the fees charged and its commitment to make further investments in its investment management operations. The Contracts Committee relied primarily on the competitive level of the advisory fee compared to other comparable funds and the level of services provided by the Adviser. The Contracts Committee did not review specific information regarding the likely expenses to be incurred and the profit to be realized by GSAM for the Subadvisory Agreement, although it reviewed information presented by GSAM with respect to its investment management process and it noted that the fee for the Subadvisory Agreement was negotiated at arms-length with GSAM and that the total advisory fees for this Portfolio was competitive with other comparable funds. The Contracts Committee concluded that the advisory fees charged to the Portfolios and the fee for the Subadvisory Agreement for the investment management services were reasonable.

Economies of Scale and Breakpoints
----------------------------------

The Contracts Committees also reviewed information provided by the Adviser related to the proposed breakpoints in the Advisory Agreement. The Contracts Committee noted it is difficult to anticipate the effect of economies of scale based on breakpoints since the Portolios are new.

Based on the factors discussed above, the Contracts Committee recommended approval of the Advisory Agreement, and the Board, including all of the Independent Directors, approved the Advisory Agreement with the Adviser.

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Supplement to Prospectuses dated April 29, 2005

The paragraph titled Telephone Transfers on page 30 is deleted and replaced with the following new Section.

Telephone Transactions

You may perform various transactions over the telephone if we receive proper authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later, if we receive a written request in good order from you.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the Owner's telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer Internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

The date of this Supplement is August 15, 2005.

Please include this Supplement with your Prospectus.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 29, 2005

With respect to Thrivent Limited Maturity Bond Portfolio

The second sentence under "Principal Strategies" with respect to Thrivent Limited Maturity Bond Portfolio is deleted and replaced with the following sentence: The average dollar-weighted portfolio maturity for the Portfolio is expected to be less than three years.

The date of this Supplement is June 15, 2005.

Please include this Supplement with your Prospectus.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 29, 2005

With respect to Thrivent Partner Small Cap Growth Portfolio

Effective August 4, 2005, Westcap Investors LLC ("Westcap") was acquired by Transamerica Investment Management LLC ("TIM"). TIM was organized as a limited liability company under the laws of the state of Delaware in 2000. The founding member of TIM, Transamerica Investment Services, Inc., is an investment adviser that had been providing investment advisory services to investment companies since 1968. TIM manages equity and fixed income funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of June 30, 2005, TIM managed approximately $17 billion in assets including separate accounts, commingled funds and mutual funds. TIM's principal place of business is located at 1150 South Olive Street, Los Angeles, California 90015. There has been no change in the scope of services and subadvisory fees, and the portfolio managers identified in the prospectus as members of the Westcap investment management group continue to serve as portfolio managers for the Portfolio.

The date of this Supplement is August 17, 2005.

Please include this Supplement with your Prospectus.

This page intentionally left blank.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665


We're Listening to You!
In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.


[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665 www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

23572SAR N7-05



Item 2. Code of Ethics
----------------------
        Not applicable to semiannual report

Item 3. Audit Committee Financial Expert
----------------------------------------
        Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services
----------------------------------------------
        Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants
---------------------------------------------
        Not applicable.

Item 6. Schedule of Investments
-------------------------------
        Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
-------------------------------------------------------------------------
Management Investment Companies
-------------------------------
        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
------------------------------------------------------------------------
        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
Company and Affiliated Purchasers.
----------------------------------
        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders
------------------------------------------------------------
There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures
---------------------------------
(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits
-----------------
(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 22, 2005       THRIVENT SERIES FUND, INC.

                            By: /s/ Pamela J. Moret
                                ---------------------------
                                Pamela J. Moret
                                President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  August 22, 2005      By: /s/ Pamela J. Moret
                                --------------------------
                                Pamela J. Moret
                                President


Date: August 22, 2005       By: /s/ Gerard V. Vaillancourt
                                --------------------------
                                Gerard V. Vaillancourt
                                Treasurer